                                                                   EXHIBIT 10.21

Appendix B

                                  HEADQUARTERS
                       OKLAHOMA CITY AIR LOGISTICS CENTER
                             UNITED STATES AIR FORCE
                      TINKER AIR FORCE BASE, OKLAHOMA 73145
                                   APPENDIX B

CONTRACT NUMBER: F34601-99-D-0002                        PMS: SEE PAGE 2
RFP NUMBER: F34601-98-R-0038/F41608-98-R-0084            OC-ALC/LP-1
ABB CONTRACT NO(s): P0002133, P0002134, P0002162         PHONE NO (405) 736-7855
TYPE: GFM & CAP

                         GOVERNMENT PROPERTY MANAGEMENT

Type Work: Repair/Overhaul of T56/TF39 Engines, Fuel Accessories and 2LM on T56 and TF39 Engines.

                                TABLE OF CONTENTS

Paragraph                                                                   Page
---------                                                                   ----
1.  Terms Explained......................................................     3
2.  Government Furnished Material/Property (GFM/GFP).....................     7
3.  Contractor Acquired Property (CAP)...................................     8
4.  Contractor Communications Network (CCN)..............................     8
5.  Contractor Property Control Records..................................     9
6.  Stock levels of (GFM)................................................    10
7.  Recorder Points......................................................    11
8.  Uniform Material Movement and Issue Priority System (UMMIPS).........    12
9.  Military Standard Requisitions and Issue Procedures (MILSTRIP).......    12
10. Actions Required on Supply Status Codes..............................    13
11. Production Problems..................................................    14
12. Disposition of Government Property...................................    14
13. Discrepancies Incident to Shipment...................................    16
14. Disposition of Condemned Government Property.........................    17
15. Contractor Preservation, Packaging, Packing, and Marking.............    17
16. Contractor Reporting.................................................    18
17  Visits...............................................................    18
18. Other................................................................    18
19. References...........................................................    19

                               LIST OF ATTACHMENTS

Instructions for Preparation of Requisitions...........................   Atch 1
Instructions for Preparation of Turn-In Documents......................   Atch 2
Government Furnished Material Authorized (or MRL)......................   Atch 3
CCN/G009 Reporting Requirements........................................   Atch 4

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

Appendix B

PMS/WORKLOAD MANAGER

T-56 ENGINE           EARL RAY
                      SA-ALC/LPE
                      COMM: 210-925-7174
                      DSN: 945-7174

TF-39 ENGINE          ELLA SAINE
                      SA-ALC/LPE
                      COMM: 210-925-6344
                      DSN 945-6344

MANAGEMENT CONTROL    SA-ALC/LPCC
AUTHORITY (MCA) AND   BILL VELTEN or LOU MONTGOMERY
G009 REPORTING        COMM: 210-925-4794
                      DSN 945-4794

CONTRACTING OFFICER   ROBERT W. DRIVER
                      OC-ALC/LT (SOUTH)
                      COMM: 210-925-7411
                      DSN 945-7411

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                                        2

Appendix B

                                PURPOSE STATEMENT

This Appendix B is part of the contract and provides detailed instructions pertaining to the management and control of government owned property and instructions/guidance on how the property is obtained, maintained, protected, controlled, accounted for, and disposed of. These instructions expand the general guidance given in the Federal Acquisition Regulation (FAR) Part 45.5, which is incorporated by reference and made part of this contract. If/when the provisions of this appendix conflict with the existing FAR, Part 45, or other government directives, the contractor will contact the Contracting Officer for guidance. A summary of the methodology to be instituted for management and control of property for this workload is as follows:

     a. Consumable and reparable/investment direct material will be Government-furnished material (GFM) after contract award. (See Attachment Three
(3) for applicable Federal Stock Classes). GFM used in repair of Exhibit Line Items (ELINs) will be requisitioned by the Contractor after contract award.

     b. GFM does not include indirect materials, such as: hacksaw blades, lathe tool bits, drill bits, probes, files, masking tape, wiping rags, lighting supplies, gloves, washroom supplies, solvents, office supplies, janitorial supplies, cleaning compounds, and similar items.

     c. The Government will supply Base Operating Support (BOS) services (Attachment 1 to this contract) until the lease in furtherance for the Propulsion Business Area (PBA) is executed.

     d. The Air Force, Navy, and Coast Guard will retain end-item management responsibilities, to include end-item repair and condemnation forecasting, budgeting, shipment, and condemnation approval. All items listed in this Contract as Exhibit Line Items (ELINs) for repair are considered "end-items" and the Government will retain ownership and furnish these items to the Contractor as GFM for the life of the contract.

1. TERMS IS EXPLAINED: Terms and definitions are included in the regulations referenced in paragraph 19 of this appendix and are supplemented, as follows, when applicable:

     a. Abbreviated Contract Number: An eight position alpha numeric designator that represents the contract number and is used in requisitioning material and reporting transactions in the G009 Transaction Reporting System. The first position indicates the ALC with Management Control Authority (MCA) for the contract. The MCA for this contract will be transferring from SA-ALC to OC-ALC sometime in the future. Until the MCA changes, the first position indicator will be a "P". Once the MCA transitions to OC-ALC, the first position will be a "H". The remaining seven positions are the control number. This contract will utilize three (3) Abbreviated Contract Numbers. One for TF-39, one for Air Force T-56, and one for Navy T-56. For financial tracking purposes, the Abbreviated Contract Numbers will change every quarter. Procurement Buyer must contact SA-ALC/FMPW (COMM: 210-925-4861, DSN 945-4861) every quarter to obtain these numbers.

     b. Administrative Contracting Officer (ACO): A contracting officer assigned the responsibility for the post award functions related to the administration of a government contract

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                                        3

Appendix B

in the field. The ACO is normally located in the Defense Contract Management Area Operations (DCMAO) office. The ACO is responsible for ensuring the contractor performs in accordance with the terms of the contract.

     c. Agency Peculiar Property (APP): Government owned personal property for military operations. It includes end items and integral components of military weapon systems along with related peculiar support equipment, which are not readily available as a commercial items. It does not include normal government material, special test equipment, special tooling, or facilities. Also referred to as military property.

     d. Bench Stock (BS): Low cost, high usage, non-sensitive, consumable material stored in work areas for contract performance. Quantities of such stock shall not exceed that amount normally consumed in a 75-day period, or as established in the contractors approved property control system. (Normally only used for broken units of issue)

     e. Contractor Acquired Property (CAP): Property procured, local manufactured or otherwise provided by the contractor for the performance of the contract. Title to which is vested in the government. (FAR Part 45-101) NOTE:
MUST BE REPORTED THROUGH THE G009 SYSTEM TO THE ALC AND MUST CONTAIN THE CORRECT COST.

     f. Consumable Item: Items not subject to repair, which are consumed in use. However, used items may be reconditioned and used again if still serviceable and safety of flight is not jeopardized. Also, referred to as expense items with an ERRC designator of XB3 and XF3, and ERRC codes of N and P.

     g. Contractor Furnished Property (CFP): Property other than GFP and CAP, furnished and financed by the contractor without separate reimbursement per the terms of the contract, title to which remains with the contractor until consumed.

     h. Contractor Communications Network (CCN): Provides the contractor with a computerized electronic method of transmitting (through the Internet) Government Furnished Material and End Item Transaction Reporting System (G009) data transactions. The CCN DAASC Automated Message Exchange System (DAMES) portion will still be used to transmit MILSTRIP requisitions and receive data regarding their status. Government Furnished Material and End Item Transaction Reporting System (G009) data transactions and reports of Discrepancies SF Form 364 may also be transmitted using the DAMES portion of CCN.

     i. Direct Parts and Materials: Those parts or materials purchased, supplied, manufactured or fabricated by the contractor for the sole purpose of incorporating them into or making them a part of the end product or components thereof covered by this contract.

     j. Expendability, Recoverability, Repairability Category (ERRC) Code: The ERRC code is assigned to an Air Force item to determine the extent of repair for that item.

     k. Government Furnished Equipment (GFE): An all inclusive term to define all types of equipment defined in FAR Part 45. It includes facilities, plant equipment, agency peculiar property and special tooling. For the purpose of reporting dollar values on the annual DOD

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                                        4

Appendix B

Property in the Custody of Contractors (DD Form 1662), items must be categorized as to the specific FAR definitions of property.

     l. Government Furnished Material (GFM): Government property, sent to the contractor, which may be incorporated into or attached to an end item to be delivered under a contract or which may be consumed in the performance of a contract. It includes, but is not limited to raw and processed material, parts, components, assemblies, and small tools and supplies. GFM is also referred to as "materials" and "direct materials" under the terms of the contract (FAR 45.301)

     m. Government Furnished Property (GFP): All property in the possession of or acquired by the government and subsequently delivered to or otherwise made available to the contractor. GFP includes the end item to be repaired by the contractor. This also includes Government Furnished (plant) Equipment (GFE), Government Furnished Materials (GFM) and Contractor Acquired Property (CAP) (FAR 45.101)

          (1) Special Tooling (ST): All jigs, dies, fixtures, molds, patterns, taps, gauges, other equipment, and manufacturing aids, and replacements thereof, which are of such a specialized nature that, without substantial modification or alteration, their use is limited to the development or production of particular supplies or parts thereof, or the performance of particular services. The term includes all components of such items but does not include consumable property, test equipment, or buildings, nonserviceable structures (see FAR 45.301) (except foundations and similar improvements necessary for the installation of special tooling), general or special machine tools, or similar capital items.

          (2) Special Test Equipment (STE): Electrical, electronic, hydraulic, pneumatic, mechanical, or other items or assemblies of equipment which are of such a specialized nature that, without modification or alteration, the use of such items (if they are to be used separately) or assemblies is limited to testing in the development or production of particular supplies or parts thereof, or in the performance of particular services. The term "special test equipment" includes all components of any assemblies of such equipment but does not include consumable property, special tooling, or buildings, nonserviceable structures (see FAR 45.301) (except foundations and similar improvements necessary for the installation of special test equipment), general or special machine tools, or similar capital items.

          (3) Facilities: Industrial property (other than material, tooling, agency peculiar property and test equipment) for production, maintenance, research, development, or test, including real property and rights therein, buildings, structures, improvements, and plant equipment.

     n. Government Property (GP): All types of property owned or leased to the Government or acquired by the government under the terms of the contract. Government property includes GFM/GFP and CAP. (FAR 45-101)

          (1) Investment Items: These are nonconsumable items with an Expendability-Recoverability-Repairability Category (ERRC) Designator of XD1, XD2, ND2, or NF2 (ERRC codes C, T, S, and U are normally nonconsumable items.)

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

Appendix B

          (2) Expense Items: These are consumable items with an ERRC Designator of XB3 and XF3. (ERRC codes N and P are normally consumable items.)

          (3) Material Support Division (MSD) Items: Items that have an ERRC code of N, P, C, T, S, or U. The ERRC is the only way to distinguish reparability. The items use to be referred to as Expense items or Line replacement units/Shop replacement units.

     o. Hazardous Material: Any used or unused property, including scrap and waste, that is ignitable, corrosive, reactive or toxic because of its quantity, concentration, or physical, chemical or infectious characteristics. The property can be in a solid, liquid, semi liquid or contained gas form and may cause or significantly contribute to an increase in mortality or serious illness, or pose a substantial threat or potential hazard to human health or the environment when improperly treated, stored, transported, disposed of, or otherwise managed.

     p. Loan Agreement: A contractual arrangement that accomplishes the actual loan of government property and contains all of the information concerning the loan. Included are the names or descriptions of the property, purpose of the loan, use of property, the period of the loan, the place from or to which the property is to be delivered or returned, maintenance requirements, if any, and any other provisions considered necessary.

     q. Loan Control Officer: An individual at the contract managing ALC who has the responsibility for all Government Furnished Equipment (GFE)/loan items who validates and tracts all contractor GFE requisitions, in accordance with AFM 67-1, Volume 1, Part 1, Chapter 10.

     r. Management Control Activity (MCA): DOD component designated activity that initially receives and controls requisitions for Government Furnished Material supplied from the wholesale DOD supply system to support defense contracts or requirements.

     s. Material Return Program (MRP): A means by which a contractor identifies excess government furnished material to the source of supply and the source of supply provides disposition information back to the contractor. DOD 4100.37, and DLA Customer Assistance Handbook, pages 3-9 and 3-10.

     t. Plant Clearance Officer (PCO): An individual authorized to act on behalf of the ACO on all plant clearance matters concerning the screening, localization, redistribution and marketing of excess Government Property.

     u. Procuring Contracting Officer (PCO): The person responsible for entering into a contract on behalf of the government. The PCO will ordinarily be located at the funding Air Logistics Center (ALC).

     v. Production Management Specialist (PMS): An individual, at the contracting ALC, assigned to the contract to act as liaison for production, supply and transportation issues.

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Appendix B

     w. Property Control Procedures: A detailed written description of the contractors operation for the control, use, and care of property while in the contractors possession.

     x. Property Administrator (PA): An individual authorized to act on behalf of the ACO on all matters concerning the management of Government owned property.

     y. Property Records: Records that include all documentation concerning Government Property.

     z. Sensitive Property: Property for which the theft, loss or misplacement could be potentially dangerous to the public safety or community security, and which must be subject to exceptional physical security, control and accountability. The following types of property should be designated as "sensitive" in the contractors property management system: weapons, ammunitions, explosives, narcotics, and dangerous drugs.

2. GOVERNMENT FURNISHED MATERIAL/PROPERTY: (GFM/GFP)

     a. Federal Stock Classes (FSC): Contractor requisition/procurement of GFP is limited to FSCs authorized as listed on Attachment 3 of this appendix. GFM identified in Attachment 3 of this appendix includes direct parts and materials. The contractor will not requisition, procure, nor be provided with, any other materials by the Government; however, if the material is not available, the contractor will provide said material as CFM in accordance with Clause H-917 of this contract and this appendix, as appropriate.

     (1) Expense (ERRC Code N and P) and Investment/MSD (ERRC Code C, T, S, and
U) - material used in repair of exhibit line items (end-items) will be utilized for the contract.

     (2) GFE, as authorized on this contract, is identified in Attachments 2 and 3 to this contract. The contractor will comply with the GFE-related clauses in the contract. While the GFE is in the possession of the contractor, it is the contractor's responsibility to provide routine maintenance and calibration of the GFE to ensure the GFE is returned to the Government in the same condition as when provided, less normal wear and tear. GFE is provided for the accomplishment of the T56 engine workload for the United States Navy and USAF and TF39 USAF engine workloads. The T56 Navy GFE is the property of the US Navy and will accompany the Navy T56 workload if it is reassigned to another repair source.

NOTE: GFM IDENTIFIED ON ATTACHMENT THREE OF THIS APPENDIX INCLUDES DIRECT PARTS AND MATERIALS AND HAS BEEN AUTHORIZED.

     b. The contractor will requisition the applicable supply management publications through the Contract Administration Office (CAO) who will establish an account with the local Publications Distributions Office (PDO) for the contractor. Essential publications are:

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Appendix B

          (1) FEDLOG, logistical information system or equivalent DOD publications. The contractor will provide a CD-ROM reader capable of reading a 4.72-inch compact disk. The CD-ROM reader must conform to High Sierra and ISO 9660 Standards.

          (2) DODM 4000.25 Military Standard Requisitioning and Issue Procedures (MILSTRIP).

          (3) DLA Customer Assistance Handbook.

          (4) DD FORMS 1348-1A (FOUR PART)

          (5) AFMAN 23-110, Volume 2, CD-ROM Version.

NOTE: THE CONTRACTOR SHALL NOT ORDER GFM OR PURCHASE CAP MATERIAL FOR ANY OTHER
      CONTRACT BY USING REQUISITIONING PROCEDURES OR CAP FUNDS ASSIGNED TO THIS CONTRACT.

     c. Initial GFP Support: The contractor shall requisition initial GFP stock, using the stock level establishment criteria provided in paragraph 6 of this Appendix B as guidance. It must be noted that the pipeline time will be excluded in determining initial stock levels.

     d. Follow-on GFP Support: The contractor shall requisition authorized GFP items required to maintain stock levels, in accordance with paragraph 9 of this Appendix B.

3. CONTRACTOR ACQUIRED PROPERTY (CAP):

     a. Contractor Acquired Property are items prescribed as authorized GFM in Attachment three of this appendix. The contractor is authorized, subject to the obligation of adequate funds, to acquire CAP EOQ material items (ERRCs other than T, C, S, U) without additional written approval when GFM is not or will not be available in sufficient time to produce ordered ELINs. Acquisition will not normally exceed quantities required for immediate consumption. CAP will be retained in a secured storage area and treated as GFM (to include reporting all CAP transactions through the G009 system). The contractor shall insure that quantities obtained with CAP funds are canceled from requisitioning backorders to prevent accumulation of GFM in excess of stock levels authorized. In addition, the contractor will process the receipt of CAP material through the G009. Transaction Reporting System using the actual cost of the material. This cost must agree with the billing submitted to the ACO for payment.

     b. Each month, billings for actual CAP expenditures, supported by invoices, shall be submitted by the contractor to the Contract Administration Office
(CAO). These expenditures shall be identified by NSN, CAGE Code, Part Number, Noun, ERRC, quantity purchased, and cost per item. Expenditures for CAP shall be limited to the amount of CAP funds authorized on this contract.

     c. The contractor will not use CAP funds for other than GFM identified in Attachment three without prior written permission of the PMS/ES.

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Appendix B

     d. The contractor shall acquire only CAP which has been developed and produced to meet federal/military standards and specifications, or an industry standard adopted by the Department of Defense. The contractor shall contact the ACO if there is doubt as to whether or not proposed CAP meets appropriate standards and specifications

4. CONTRACTOR COMMUNICATIONS NETWORK (CCN): INTERNET AND DAMES

     a. The success of any contract depends upon how fast and efficient communications are passed. They are passed to the sources of supply (SOS) for MILSTRIP documents, Reports of Discrepancies (ROD's), SF Forms 364, DAMES, Government Furnished Material, and End Item Transactions. They are received through the G009 reporting system to the contract managing ALC.

     b. The purpose of the CCN is to improve the flow of supplies to the contractor and to facilitate reporting of GFM transactions, inventory status, end item production, and reporting shipping discrepancies ROD's (SF Forms 364). This is accomplished by providing a direct on line interface between the contractor and DOD logistics activities.

     c. The G009/GFM interface to the DoD supply system will be provided by the contractor through the Internet. The DAASC Automated Message Exchange System (DAMES) software will be provided by Defense Automated Addressing System Center (DAASC).

     d. DAMES software installation will be accomplished by the contractor. Initial MILSTRIP/GFM training will be provided by the contract managing ALC, the cost will be borne by the government. Any retraining required by the contractor may result in travel to the managing ALC; the cost will be borne by the contractor.

     e. The contractor shall be required to provide the CCN hardware in accordance with Attachment Four. The hardware upkeep, maintenance and operational cost (including personnel) shall be borne by the contractor. SA-ALC/LPCC, (210) 925-4794, will be advised of system failures which cannot be corrected within 24 hours.

5. CONTRACTOR PROPERTY CONTROL RECORDS:

     a. The official property records are described in FAR subpart 45.505. The contractor shall establish a property control record for each line item. Property records shall be current at all times. Property records are to be kept current and an audit trail maintained from property acquisition to consumption in use or final disposition. Property accounting records, including debit and credit support documentation, and are considered part of the official government contract records.

     b. FAR 45.505-1 states that the following basic information is required on all material records, whether mechanized or manual:

          (1) Name, description and National Stock Number (NSN)

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Appendix B

          (2) Quantity received (or fabricated in house), issued, on hand and on order.

          (3) Unit of measure (each, feet, etc).

          (4) Unit price (from receipt document or stock list data).

          (5) Contract or project number relating to contract.

          (6) Location.

          (7) Posting references (to include support documentation i.e. issues, receipts, inventory recording etc, and dates of transactions).

          (8) Disposition.

     c. In addition to FAR requirements, the following data is required to enable requirements planning and stock control:

          (1) Quantity due in (on order or being fabricated).

          (2) Expendability, reparability, recoverability category (ERRC) code.

          (3) Stock levels and reorder points.

          (4) Quantity per assembly (QPA) from Material Requirements List (MRL) or Technical Order (TO).

          (5) Replacement percentage factor (from MRL or actual experience).

          (6) Commercial and Government Entity (CAGE) code number.

     d. FAR Subpart 45.505-14 describes the annual report which gives the acquisition cost of all government property in the contractors custody. Details for completing this report are on the reverse of DD Form 1662, DOD Property in the Custody of Contractors. This form is available from the property administrator.

     e. Other reports may be required in accordance with FAR Subpart 45.508,
45.6 and the Contract Data Requirements List (CDRL) DD Form 1423.

     e. In addition to the above, a separate record of requisition numbers shall be maintained and shall include the NSN of the item requisitioned, the unit of issue, the quantity requisitioned, the document number, and the date the item was received by the contractor. The record shall be current at all times.

6. STOCK LEVELS OF GOVERNMENT FURNISHED MATERIAL (GFM):

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Appendix B

     a. Initial stock levels of GFM (ERRC N & P) shall be initially computed by the contractor for the first 60 days requirement. A minimum monthly quantity estimate shall be provided if the actual is unknown. The most current repair/replacement historical data available should be used to establish stock levels. If no historical data is available, the contractor shall contact the PMS for assistance in establishing these levels.

     b. This appendix specifies the maximum stock levels of GFM authorized to be on hand or on order at any given time. These levels shall be maintained only in those instances when the contractor's usage and/or reorder time experience justifies a need for the maximum levels to prevent production slippage or work stoppage. Minimum stock levels will be maintained as a normal procedure.

     c. Communication of stock levels begins with the number of end items to be repaired and in what time frame is determined. Apply the following when this determination is made:

     (1) Stock levels are a combination of pipeline time (in months) and stockage objective (in months). Note, however, that pipeline time shall be excluded by the contractor in determining initial stock levels, A stock level is the maximum months of stock authorized to be on hand or on order at any time.

     (2) The following elements of information apply to the computation of stock levels:

                                               CONUS
                              --------------------------------------
ERRC CODE   ERRC DESIGNATOR   PIPELINE TIME       STOCKAGE OBJECTIVE          STOCK LEVEL
---------   ---------------   -------------       ------------------       -----------------
    T             XD2            31 DAYS      +         45 DAYS        =   76 DAYS (2 1/2 MO)
    N             XB3            31 DAYS      +         45 DAYS        =   76 DAYS (2 1/2 MO)
    P             XF3            31 DAYS      +         45 DAYS        =   76 DAYS (2 1/2 MO)

NOTE: For OVERSEAS requirements, use the following pipeline time:

*    To Alaska, Hawaii, South America, Caribbean, North Atlantic - 69 Days

**   To Northern Europe, Mediterranean, Africa - 74 Days

***  To Western Pacific - 84 Days

     (3)  Formula for computing stock levels:

          (a)  Computing the Monthly Demand Rate (MDR)

               1. Divide the number of end items to be repaired/overhauled each year by 12 and multiply this by the quantity per end item (QPA). Example: the yearly production quantity is 60 each, and the quantity per end item is 10 each (60:12=05, 05x10=50)

               2. Obtain the item's replacement percentage from the historical data. Example: the

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Appendix B

                    replacement percent for the item is 50%. Multiply this percent by the MDR computed above to obtain the applicable net MDR (.5x50 = 25 net MDR).

          (b) The stock level equals the MDR multiplied by the number of months for the stockage objective and pipeline time. Example: for an ERRC Code T item, the stockage objective of 1.5 months, and pipeline time of 1 month is multiplied by the MDR of 25 (1.5 + 1 = 2.5, 2.5 x 25 = 62.5, rounded to 63 stock level quantity).

     d. For low usage (round up to 1 each), low dollar items (under $30.00 stock-listed price (SLP)), a safety level of three each or an equivalent unit of issue will be established and maintained.

7. REORDER POINTS:

     a. Recorder of additional expense GFM will be predicated on future delivery orders.

     b. If projected production requirements of contract line items are not received during the first 60 days after LMKAC exits transition, no additional GFM will be ordered.

     c. If projected production requirements of contract line items are not received during the first 120 days after LMKAC exits transition, the contractor shall request disposition instructions from the ACO.

     d. The recorder point (in months) represents the number of months of stock required to be on hand or on order to support issues/demands during the pipeline time required to requisition and receive replenishment requirements.

     e. The reorder point (in months) shall be established as the pipeline time.

     f. The reorder point quantity shall be established by multiplying the reorder point by the MDR. Example: for an ERRC Code T (XD2) item, a one month reorder point times 25 MDR equals a recorder point quantity of 25.

     g. A reduced pipeline time will be used when the contractor's experience reflects pipeline time less than authorized above. An increase to the authorized pipeline time must be approved by the PMS through the ACO.

8. UNIFORM MATERIAL MOVEMENT AND ISSUE PRIORITY SYSTEM (UMMIPS):

The Joint Chiefs of Staff (JCS) or their designated representative has assigned a Force Activity Designator (FAD) II to this contract for use in determining the proper requisition priority. The contractor will enter the appropriate priority designator in columns 60-61 of the requisition. The appropriate priority designator for FAD II is determined by relating the urgency of need designator
(UND) to the assigned FAD II as illustrated in Attachment A-l, Chapter 23, part
1,

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

Appendix B

volume 1, AFM 67-1. Requisitioning priorities shall be established by the contractor using the following urgency of need formula:

     a. On FAD II, only use priority 02, 05, and 12.

          (1) UND "A" with FAD II equals priority 02. Use this priority when a work stoppage exists or will exist if material is not received within eight days.

          (2) UND "B" with FAD II equals priority 05. Use this priority when production capability will be impaired if material is not received within normal order and shipping times.

          (3) UND "C" with FAD II equals priority 12. Use this priority when requisitioning (a) initial operating stock and for (b) normal stock replenishment.

     b. The object of proper stock control is to have all requirements planned well in advance where only the lowest priority (12) is used. The use of high priority for stock replenishment is poor stock management and serves to defeat the priority system.

9.   MILITARY STANDARD REQUISITION AND ISSUE PROCEDURES (MILSTRIP):

The Department of Defense (DOD) 4000.25-1-M gives detailed guidance on accomplishing MILSTRIP requisitions, modifiers and follow up actions. This can be accomplished by electrical (DAMES) of manual process. The contractor shall prepare and process requisitions in accordance with regulation, as supplemented by the following:

     a. The contractor shall ensure all items and quantities are authorized and the requisitions are properly prepared in accordance with the MILSTRIP format (Attachment One, of this appendix). A requisition control record will be maintained and document numbers assigned to each day's requisitions. Entries will be maintained to indicate date material requisitioned, material on order and material received.

     b. In the event an item is urgently required to prevent a production slippage or work stoppage, the contractor shall:

          (1) Requisition the GFM required to relieve the production stoppage, with an advice code of (2C) (fill or kill) in card columns 65-66 and priority 02 in card column 60-61. The requisition quantity should not exceed the quantity required to relieve the production slippage or work stoppage. At the same time take action to cancel any requisitions, currently on back order, for this item and input a new requisition with the adjusted quantity.

NOTE: A NORMAL REQUISITION USING ADVICE CODE 2L MUST BE SUBMITTED FIRST. IF UNACCEPTABLE STATUS IS RECEIVED THEN USE THE 2C ADVICE CODE.

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Appendix B

          (2) Upon receipt of the denied 2C requisition (status code "CB" from the source of supply (SOS)), and in accordance with the provisions of contract clause H-917, the contractor will locally procure the items with funds specified in the contract.

     c. When material requisitioned is to be shipped to a supplemental station activity address other than the contractors home location. The contractor will enter the supplemental address EZ station number in columns 45-50 and signal code L in column 51:

     d. Requisitions will be prepared in accordance with instructions in Attachment 1 of this appendix.

     e. Requisition follow-ups, modifiers, cancellations, etc.; will be routed to F7M routing identifier code while SA-ALC is the MCA for the contract. Once the MCA transitions to 0C-ALC use F8M as the routing identifier code.

     f. Agency Peculiar Loan Property Requisitions will be in accordance with Attachment 5 (Instructions for preparation of GFP (Loan Equipment Requisitions). Requisitions will be submitted after completion of AFLC/AFSC Form 8, submitted by SA-ALC/FMPW.

10.  ACTIONS REQUIRED ON SUPPLY STATUS CODES:

     a. An advice code may be entered by the contractor in card columns 65 and 66 of the requisition to provide instructions to the source of supply (SOS) when such data are considered essential to a supply action. A status code is inserted in the same field by the SOS to advise the contractor of the action taken after the requisition was processed.

     b. Once requisitions are input there is a continuing need to monitor the returned status codes. This is because each requisition must pass an edit check to ensure the item is valid under the terms of the contract. Also, some supply status codes may ask the requisitioner to revalidate, provide additional information or further justify the request for the item requisitioned. Failure to reply can cause the requisition to be canceled.

     c. Back 0rder Validation Listings of contractor requisitions on back order for ALC managed items will be forwarded, by the ALC to the contractor semiannually, for validation. Letters of transmittal for these listings will contain instructions for the contractor's validation or cancellation of back orders.

11.  PRODUCTION PROBLEMS:

     a. The contractor shall report all potential supply support deficiencies that could cause production slippage or work stoppage to the ACO. This should be accomplished by telephone and followed up in writing. Instructions for the preparation of reports required by the GFM Manager and PMS can be found in AFMCM 66-266, Volume 1, Attachment 5 and 6. These reports will be forwarded to the managing ALC via the G009 system. GFM reports shall identify the GFM items which are critical or have long procurement lead time and the work stoppage date.

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Appendix B

If problems are not resolved, the contractor shall report them to the ACO. The ACO will forward all problems to the PCO and PMS.

     b. Contract Line Items received with missing Material Support Division
(MSD) components: The contractor will immediately process a Report of Discrepancy (ROD), SF Form 364, in accordance with AFR 400-54, and provide the missing item report, including the ROD Number, to the ACO. The report will specify the missing items by NSN/PN.

12. DISPOSITION OF GOVERNMENT PROPERTY:

     a. These instructions apply to all government owned property, or property procured with government funds, that is determined to be excess by the contracting ALC for the fulfillment of this contract.

     b. If a follow-on contract is being awarded, to the incumbent contractor, or in the negotiation or solicitation stage. The existing GFM/GFP may be retained to the extent required to support the current contract and the follow-on contract.

          (1) Ninety days prior to contract expiration, the contractor shall submit a letter to the managing ALC requesting retention and eventual transfer of GFM/GFP to the follow-on contract. The letter must contain the following information: noun, NSN, P/N, ERRC, code, dollar value, and quantity on hand to be retained.

          (2) If the retention/transfer of GFM/GFP is approved, the contractor shall submit a "ship in place" document to the Property Administrator. Copies of transfer documents shall be furnished through the ACO and PCO to the Production Management Specialist

          (3) If the managing ALC disapproves retention of the GFM/GFP, disposition instructions will be provided to the contractor. All disposal actions should be completed within 30 days of receipt of instructions.

          (4) If the follow-on contract is awarded to other than the incumbent, the following applies:

               (a) A listing of all GFM by NSN/PN and quantity will be provided to the PMS.

               (b) GFM will be packaged and identified in accordance with existing FAR regulations and shipped per instructions of PMS.

     c. In the event this contract or any delivery order placed against this contract is terminated. Disposition of GFP determined to be excess to the needs of this contract will be in accordance with paragraph 12d (3) of this Appendix B.

     d. The contractor shall review stock positions on all GFM every 90 days. The contractor will initiate disposition action within 30 days following determination of excess GFM.

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Appendix B

          (1) When the contract is within 60 days of completion, the contractor shall review all requisition control records. All back order requisitions for which a positive supply action has not been received will be canceled and a new requisition, with an advice code "2C" (fill or kill) in 65-66, will be submitted. The new requisition quantity will be limited to the amount required to complete the contract.

          (2) The contractor shall obtain disposition instructions from the PMS for unserviceable investment items which are removed from the end item and are not to be repaired under the terms of this contract. Unserviceable expense items removed from the end item shall be condemned and disposed of in accordance with paragraph 14.

          (3) The contractor shall prepare a listing of excess local purchase
(LP), local manufacture (LM), AF managed items code in the stock list as "JCD" (deleted) and items code "N" (expense) in the stock list regardless of condition or line item dollar value. The list shall include GFP by NSN, part number, noun, quantity, and dollar value. Then submitted through the ACO to the PMS for disposition instructions.

          (4) Serviceable AF stock listed items with a $50 or more line item value shall be returned to the ALC responsible for managing the FSC of the items. Defense Logistics Agency (DLA) and Other Services Stock Fund (OSSF) items with the same value shall be shipped to the ALC managing and funding the contract effort.

          (5) Items valued at less than $50 per line item shall be disposed of by the contractor using plant clearance procedures.

          (6) The contractor shall use DD Form 1348-1A, DOD Single Line Item Release/Receipt Document, for turn in of GFP. Instructions for completion of this form are attached.

     e. Work involved in packing, crating, and preparing excess government property for shipment, either during contract performance or at contract completion, shall be authorized under the over and above provisions of the contract, unless such excess inventory exceeds the stock level limits as defined in the Appendix B.

     f. If the ACO determines that the excess government property exceeds the stock level limits authorized in accordance with Appendix B, the contractor shall bear the cost of packing, crating, and preparing the unauthorized excess inventory for shipment, provided that such excess is not the result of decreased production requirements directed by the contracting officer.

     g. Transportation costs for excess inventory, defined in the above paragraph, which are borne by the government in accordance with the government property provisions of the contract, will be deducted from payments due under the contract.

     h. Directed Disposal:

          (1) Contracting ALC representatives, during a visit, may direct on the spot disposition of excess material discovered. Representatives of the ALC, the contract administration activity, and

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Appendix B

the contractor, must be in agreement that such items are excess to total contract requirements prior to disposal action.

          (2) The contractor will be instructed in writing as to the items and quantities to be eliminated from stock.

     i. The contractor shall assure that all excess reparable contracted end items being returned to the AF have the note "Contract Excess" entered on the DD Form 1348-1A (shipping document) to preclude. ALC recording of such excess as additional reparable generations. The contractor shall insure that excess contracted end items are returned to the contracting ALC unless another address is specified by the ACO.

     j. Package and Shipment of Expense Items:

          (1) Expense items still in their original package shall be shipped as is.

          (2) All remaining expense items shall be packaged "Level A" and shipped "Level C" in accordance with MIL-STD 2073-1B.

          (3) The contractor may use commercial packaging if equal to or better than MIL-STD 2073-1B.

          (4) The contractor should refer to the basic contract for cost of packaging and shipping.

13. DISCREPANCIES INCIDENT TO SHIPMENT: SF Form 361/364

     a. There are transportation and item discrepancies, each having different reporting requirements. Detailed information for each report is in the pertinent service publications.

     b. The most common discrepancies are those item transactions which are misidentified, have variations in quantity, dubious condition, non-requisitioned items, lost/damaged parcel post, or excessive packaging. Supply discrepancies will be reported on SF Form 364, Report of Discrepancy (ROD). The completed form will be forwarded through the CAO/QA activity for corrective action. The items received and reported, on SF Form 364, as overages will be processed according to the disposition of excess GFM criteria specified in this appendix. Transportation discrepancies will be reported on SF Form 361 Transportation Discrepancy. When the shipping activity is an ALC, the focal point for receipt/control of SF 364 is DDOO-XI, Inventory Integrity Branch.

     c. Misdirected shipments of GFM shall be immediately reported to the Property Administrator (PA) by telephone, and followed in writing within three workdays. The PA will issue appropriate disposition instructions for the misdirected items.

NOTE: EXCESS ITEMS, RECEIVED BY THE CONTRACTOR, CAN BE RECEIVED INTO THE G009 SYSTEM AND A REPORT OF DISCREPANCY BE COMPLETED AND PROVIDED TO THE ACO FOR CORRECTIVE ACTION.

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Appendix B

14. D1SPOSITION OF CONDEMNED GOVERNMENT PROPERTY:

     a. Unserviceable GFM (ERRC code N&P items shall be condemned and disposed of at the contractors facility in accordance with the terms of this contract and/or government approved scrap procedures.

     b. Disposition instructions for all ERRC code C, T, S and U items, such as critical items, MSD and save list items that are condemned during the performance of this contract shall be requested through the ACO/CO from the ALC.

     c. The contractor shall submit a listing of condemned ST/STE (ERRC code S&U) to the contracting ALC. The listing shall identify the condemned items by NSN, PN, noun and quantity; and shall be submitted together with a letter of transmittal titled (Request for Disposition of ST/STE condemned on Contract Number). Disposition instructions will be provided by the contract managing ALC.

15. CONTRACTOR PRESERVATION, PACKAGING, PACKING, AND MARKING:

     a. The contractor will comply with preservation, packaging, and packing instruction stipulated on or attached to the AFMC Form 158, (Packaging Requirements) if attached, or as specified in the contract.

     b. The contractor will also comply with MIL-STD-129M dated 15 May 1997, or as specified in the contract.

     c. Expense items in their original package shall be shipped as is. All remaining items to be returned shall be packaged in accordance with MIL-STD 2073-1C or as specified on the AFMC Form 158. A1l items are to be identified with the appropriate NSN/Part Number.

16. CONTRACTOR REPORTING: The contractor shall comply with DD Form 1423-1, Contract Data Requirements List, regarding the GFM and End Item Transaction Reporting System (G009)(DI-ALSS-81533). Submit this report via the CCN Internet (http://g009.ogden.disa.mil:8003/). Submit contractor requisitions by national stock number via DAMES through DAASC.

17. VISITS: Surveillance visits will be made by the CO/ACO and or the contracting ALC representatives, when such visits are considered necessary, particularly in relation to contract material control and production schedules.

18. OTHER:

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Appendix B

     a. The contractor shall not obtain GFP or purchase CAP material through the utilization of requisition codes or CAP funds assigned to this contract for any other contract.

     b. The contractor shall not transfer GFP charged to this contract to any other contract, contractor, or activity, without the advance approval of the GFM Management Unit, PMS, through the ACO, and PCO.

     c. The government reserves the right to withdraw any GP in the possession of the contractor to supply other urgent USAF requirements. If any item so removed by the government is still required to complete the contract, the contractor shall take appropriate action to replace the removed item.

     d. When, during the last six months of the contract, it becomes evident that an option shall most probably be exercised, the PCO will notify the contractor through the ACO to maintain stock levels necessary to meet the option workload.

     e. Utilization of Precious Metals: Contracts requiring the use of precious metals: gold, silver, and platinum should determine which form is needed such as pure, braze, etc., by National Stock Number (NSN) while ensuring government stocks are utilized for the requirement. Prior to any negotiation to provide precious metals as GFP, the procuring activity will ascertain the availability of reserve stocks from the precious metal GFP monitor, OC-ALC/FMIRD. The policy is contained in AFM 67-1, Volume VI, Chapter 4, paragraph 6.d. Requisitions for precious metals will be fowarded to the applicable PMS. Disposition of scrap bearing precious metals shall be per FAR Part 45, paragraph 45.607. The PMS will review the requisition to see that it includes:

          (1) Valid Contract Number.

          (2) NSN.

          (3) Data that identifies the item or component in which the precious metal will be used.

          (4) Quantity of precious metal which will be used per item or component, if known.

          (5) Name and phone number of a contact point at the requisitioning activity. If the requisition is valid as submitted, the PMS will forward the message to DISC-ODBA/YC, 700 Robbins Ave, Philadelphia PA 19111, after annotating the correspondence with his name and phone number. If the requisition is invalid, the requisition will be returned to the requisitioning activity.

          (6) Transfer, retention request, and return of agency peculiar-loan property will be in accordance with Attachment 5, Loan Instructions.

19. REFERENCES:

     a. Federal Acquisition Regulation (FAR), Subpart 45, Management of Government Property in the possession of contractors. (Current Version).

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Appendix B

     b. Defense Federal Acquisition Regulation Supplement (DFARS). Subpart 245.5, Management of Government Property in the possession of Contractors. (Current Version).

     c. Military Standard Requisition and Issue Procedures (MILSTRIP), DODM 4000.25-1 (Current Version).

     d. Federal Acquisition Regulation (FAR) Subpart 52, Solicitation Provisions and Contract Clauses.

     e. AFMCM 66-266, Government Furnished Material/End Item Transaction Reporting System Vol I(G009).

     f. AFMCI 21-113, Contract maintenance Programs for Depot Maintenance Activity Group (DMAG).

     g. Other DOD and military service directives if specifically referenced in the contract special clauses or appendices.

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Appendix B

                            APPENDIX "B" ATTACHMENT 1

                           INSTRUCTIONS FOR PREPARING
                 GOVERNMENT FURNISHED MATERIAL (GFM) REQUISITION

              MANUAL: DD Form 1348-1A, National Stock Number (NSN)
                        DD Form 1348-6, Part Number (PN)
                                   AF Form 923
                          MECHANICAL; (DAMES) VIA (CCN)

NOTE: USE DD FORM 1346-6, DOD SINGLE LINE ITEM RELEASE/RECEIPT DOCUMENT, FOR REQUISITIONS BY MANUFACTURERS PART NUMBER AND MAIL TO OC-ALC/FMIRD, TINKER AFB, OKLAHOMA, EXTENSION 405-736-3028, AND MARK THE ENVELOPE: DO35 INPUT.

Card Columns: 1-3 Enter the appropriate three-position code:

Domestic Shipment   Overseas Shipment                      Description
-----------------   -----------------                      -----------
       A0A                 A01          NSN/NATO stock number
       A0B                 A02          Manufacturers part number
       A0D                 A04          Non-stocklisted or kit number (NC, ND, K)
       A0E                 A05          Manufacturer's part number and the part number
                                        and the part number will not fit in card columns
                                        8-22, if a prior requisition was rejected and
                                        the item represents a valid requirement. The
                                        Identification Data portion of the DD Form
                                        1348-6 will be fully completed.

Card Columns: 4-6     Management Control Activity (MCA) for the contract:

                      Enter "F7M" SA-ALC (This code will be used until Engine
                      Management (SA-ALC/LP) transitions to OC-ALC (Estimated date 30 Sep 00). After transition use "F8M" OC-ALC.

Card Column: 7        Enter S (If automated) or enter T (If manual reporting).
                      Media and status code.

Card Columns: 8-22    Enter the NSN or NSN/Material Management Aggregation Code
                      (MMAC) or the manufacturers part number. If the part
                      number will not fit, enter as many characters as possible
                      and include the entire part number in block 1 of the DD
                      Form 1348-6.

Card Columns: 23-24   Enter the two-position code for the unit of issue, i.e. EA
                      = Each, FT = Foot.

Card Columns: 25-29   Enter the quantity required and prefix with zeros to fill
                      the field. If quantity exceeds 99,999, prepare additional
                      requisition.

Card Columns: 30-35   Enter your EZ number.

Card Column: 36       Enter the last digit of the calendar year in which the
                      requisition originated.

Card Columns: 37-39   Enter the Julian date.

Card Column: 40       Enter M.

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Appendix B

Card Columns: 41-43   Enter a three-digit serial number; number the requisitions consecutively. Do not use the same number twice on the
                      same day.

Card Column: 44       Demand code, enter "R" if a recurring demand to replenish
                      material used on a day-to-day basis. Enter "N" if non
                      recurring demand, a demand made on a one-time basis.

Card Columns: 45-50   Enter Y in column 45, the last digit of the contract year
                      in column 46, and enter the last four characters of the
                      contract number in columns 47-50.

Card Columns: 51-56   Enter CPRP87
                      cc 51, signal code.
                      "C" - Ship to requisitioner, bill to activity designated
                      in cc 52.
                      "L" - Ship to supplementary address; bill to activity
                      designated in cc 52.
                      cc 52, funding ALC, "P" San Antonio.
                      cc 53, fund code, "R" Industrial fund.
                      cc 54-56, distribution code,
                      Enter "P87" SA-ALC (This code will be used until Engine
                      Management (SA-ALC/LP) transitions to OC-ALC (Estimated
                      date 30 Sep 00). After transition use "H91" OC-ALC.

Card Columns: 57-59   Project code, use 879.

Card Columns: 60-61   Priority code enter the appropriate priority (see Appendix
                      "B", Paragraph 8).

Card Columns: 62-64   Required delivery date, enter the Julian date by which the material is required: (Must be filled.)

Card Columns: 65-66   Advice code, leave blank or enter appropriate code.
                      2A Item not locally obtainable through manufacture,
                      fabrication, or procurement.
                      2B Requested item only will suffice. Do not
                      substitute/interchange. Also applies to "obsolete" items
                      previous rejected with status code CJ.
                      2C Do not back order. Reject unfilled quantity not
                      available to meet standard delivery.
                      2D Furnish exact quantity requested.
                      2J Do not substitute or back order any unfilled
                      quantities.
                      2L Quantity reflected in quantity field exceeds normal
                      demands; this is a confirmed valid requirement.

Card Columns: 67-71   Leave blank.

Card Column: 72       For initial issue (installation) of GFM use management
                      code "F"; for exchange or replenishment, use management
                      code "J".

Card Columns: 73-80   Enter the abbreviated contract number. Use P0002133 for
                      TF-39, P0002134 for Air Force T-56, and P0002162 for Navy
                      T56. These numbers will change each quarter (See Paragraph
                      1. "TERMS EXPLAINED", Sub-Paragraph a.).

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Appendix B

                            APPENDIX "B" ATTACHMENT 2

          INSTRUCTIONS FOR PREPARING SHIPPING DOCUMENT FOR GOVERNMENT
                        FURNISHED PROPERTY (GFP) TURN IN

NOTE: DD FORM 1348-1 IS THE ONLY AUTHORIZED RETURN DOCUMENT; (DO NOT USE DD FORM
1149).

Card Columns: 1-2     Document identifier - Enter D6

Card Column: 3        See codes for return of GFM from repair contractor
                      (Attachment 2A).

Card Columns: 4-5     Routing identifier
                      a.   In column 4 - enter "F".
                      b.   In column 5 - enter the item manager ALC for items
                           supplied by the ALC or the nearest geographical ALC
                           for DLA/OSSF items.

                      CODE          ALC
                      ----   -----------------
                      F      Sacramento ALC
                      G      Ogden ALC
                      H      Oklahoma City ALC
                      L      Warner Robins ALC
                      P      San Antonio ALC

Card Column: 6        Enter "Z" for ALC supplied items or "B" for DLA/OSSF
                      supplied items.

Card Column: 7        Status code - "F" for (GFM) "G" for (GFE).

Card Columns: 8-22    Stock number - enter NSN of item being returned.

Card Columns: 23-24   Unit of issue - enter the two letter abbreviation as shown in the catalog or stocklist. Example: EA for each, FT for
                      feet.

Card Columns: 25-29   Quantity (Must fill) - "If card column 72 is "J", then
                      "Quantity" shall be one. If card column 72 is other than
                      "J", then "Quantity" shall be the quantity being
                      returned." Add: "Quantity should be the quantity being
                      returned."

Card Columns: 30-43   Document number.

Card Columns: 30-35   Enter contractor's activity address code (EZ___ ).

Card Column: 36       Enter the last numeric digit of the calendar year in which the turn in originated. Example: 1998 enter (8).

Card Column: 37-39    Enter the Julian date, numeric consecutive day of the
                      calendar year. Example: 23 March is 082.

Card Columns: 40-43   Enter a four-digit serial number assigned to each turn-in.
                      The serial number will be assigned by the contractor
                      returning the item and is not to be duplicated on any one
                      day.

Card Column: 44       Demand code - leave blank.

Card Column: 45       Enter code "Y".

Card Column: 46       Enter the last digit of the contract year identified in
                      the contract number.

Card Columns: 47-50   Enter the last four digits of the contract number. If the

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Appendix B

                      turn-in is against a basic ordering agreement, enter the same funding ALC that was used when the material was requisitioned.

Card Column: 51       Signal code - enter "C".

Card Columns: 52-53   Fund Code - (Must fill) - enter "HR" for funding ALC and
                      identifying the applicable fund code that was used when
                      the material was requisitioned.

Card Column: 54       Distribution - enter "P".

Card Column: 55       Leave blank.

Card Column: 56       a.   Enter Y if one of the following conditions exists.
                           1.   The turn-in is because more material was
                                received than the quantity that was
                                requisitioned.
                           2.   The turn-in is because the item had a latent
                                defect when received.
                           3.   The turn-in is because the item received is not
                                what was ordered.
                           4.   The turn-in is serviceable GFM issued for
                                testing purposes under an unsatisfactory report.
                           5.   The turn-in is directed by an Item Manager to
                                satisfy another requirement elsewhere.
                      b.   Enter a "K" in column 56 if the item being returned
                           was originally requisitioned for loan/bailment.
                      c.   If one of the above conditions does not exist, leave
                           column 56 blank.

Card Columns: 57-59   Project - Leave blank.

Card Columns: 60-61   Priority - Leave blank unless directed otherwise by the
                      contracting officer.

Card Columns: 62-65   Leave blank.

Card Column: 66       Enter "R".

Card Columns: 67-69   Leave blank.

Card Column: 70       Ownership Purpose - Enter "A".

Card Column: 71       Condition code - Enter applicable condition code, "A" for
                      serviceable, "F" for unserviceable (reparable).

Card Column: 72       Management Code - (Must fill).

                      a. Enter "F" if returning serviceable GFM requisitioned as initial issue.

                      b.   Enter "H" when returning GFE.

                      c.   Enter "J" when returning GFM that is unserviceable
                           Material Support Division (MSD) material (Budget code
                           8 and ERRC "T").

                      d. Enter "P" when returning "D" coded material.

Card Columns: 73-80   Leave blank.

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                                       24

Appendix B

                           APPENDIX "B" ATTACHMENT 2A

  CODES FOR THE RETURN OF GOVERNMENT FURNISHED MATERIAL FROM REPAIR CONTRACTORS

Because the return of GFM/GFE from the repair contractors is critical to our operation, it is imperative that the contractor place the correct code on the DD Form 1348-1A when returning material. The following codes indicate the reason for return. Please use the correct codes. These codes will determine the proper credit to allow/deny.

CC-1-4   CC-72   EXPLANATION
------   -----   -----------
D6LB       A     ASSEMBLY, END ITEM TREATED AS A PURCHASE. THE AF WILL RECEIVE A
                 BILL FROM THE CONTRACTOR.

D6LC       C     END ITEM FROM CONVERSION OR MODIFICATION.

NO               CREDIT PROVIDED.

D6LK       D     DISASSEMBLY, TREATED AS A PURCHASE, THE AF WILL RECEIVE A BILL.

D6LE       E     RECLAMATION, NO CREDIT IS PROVIDED.

D6HF       F     GFM, CREDIT IS BASED ON CREDIT INDICATOR AND CONDITION CODE OF
                 THE ITEM.

D6HG       G     GOVERNMENT FURNISHED AIRCRAFT EQUIPMENT. CREDIT BASED ON CREDIT
                 INDICATOR AND CONDITION CODE OF THE ITEM.

D4MC       H     END-ITEM FROM REPAIR/TEST. TREATED AS A PURCHASE. THE AF WILL
                 RECEIVE A BILL FROM THE CONTRACTOR.

D6RJ       J     EXCHANGE ITEM. CUSTOMER WILL/HAS TURNED IN AN UNSERVICEABLE ITEM
                 FOR A SERVICEABLE ITEM. CREDIT IS BASED ON THE CREDIT INDICATOR
                 AND CONDITION CODE OF THE ITEM.

D6NL       L     LOAN, BAILMENT OR LEASE. NO CREDIT IS PROVIDED. RETURN OF LOAN
                 ITEM.

D6HP     BLANK   MATERIAL RECEIVED WITHOUT DOCUMENTATION. NO CREDIT IS PROVIDED.

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                                       25

Appendix B

                            APPENDIX "B" ATTACHMENT 3

                 GOVERNMENT FURNISHED MATERIAL (GFM) AUTHORIZED

The GFM which the contractor is authorized to requisition is listed below by Federal Stock Class (FSC). The contractor is also authorized to requisition items in certain other Federal Stock Classes and non stock listed items when they are determined to be direct parts and materials in accordance with Section H of the contract. All GFM must be authorized, in writing, by the Equipment Specialist (ES).

1560   1610   1620   1650   1680   1730   2010   2310
2520   2540   2810   2835   2840   2910   2915   2920
2925   2938   2940   2945   2950   2990   2995   3010
3020   3040   3110   3120   3130   4010   4020   4030
4140   4320   4330   4710   4720   4730   4810   4820
4920   5120   5305   5306   5307   5310   5311   5315
5320   5325   5330   5331   5340   5342   5355   5360
5365   5370   5395   5640   5703   5820   5905   5910
5915   5930   5935   5940   5945   5950   5960   5962
5970   5975   5990   5995   5999   6020   6105   6110
6125   6130   6145   6150   6620   6625   6685   7690
8105   8115   8135   8145   9330   9390   9505   9905

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                                       26

Appendix B

                            APPENDIX "B" ATTACHMENT 4

                   CONTRACTOR COMMUNICATIONS NETWORK (CCN) FOR
              GOVERNMENT FURNISHED MATERIAL AND END ITEM PRODUCTION
                REPORTING SYSTEM (G009) AND SUPPLY REQUISITIONING

1. GENERAL:

     a. The purpose of this attachment is to provide the specific conditions, hardware specifications, and communications interface to support contractor GFM and/or End Item reporting requirements and supply requisitions,

     b. HOST LOCATIONS:

          (1) A web server located at Hill AFB, Utah will act as host for G009 on-line transaction processing. The contractor shall be required to complete a DISA Form 41 for security access prior to log-on to system. The DISA Form 41 must be returned to SA-ALC/FMPW for user ID and Internet address. A fax, number must also be provided for timely return of access ID. Contractors may request file transfer capability and will utilize FTP procedures provided by the managing ALC at the time of the request.

          (2) The DLA/DAASC front-end computer at Wright Patterson AFB, Ohio will act as host for GFM requisitions. The contractor will be required to sign a DAAS Automated Message Exchange System (DAMES) customer license agreement that will be furnished by DAASC. The contractor terminal, using the dedicated telephone line provided by the contractor and the software provided by DAASC, will dial-up the DAASC computer to initiate the transmitting or receiving of requisition related information.

2. TECHNICAL CONSIDERATIONS: The contractor shall provide the following hardware/software to meet the specifications indicated:

     a. PERSONAL COMPUTER HARDWARE/SOFTWARE: Minimum system configuration requirements are.

          (1)  486 PC 66 DX (a Pentium processor is recommended).

          (2) The PC will require Internet access and a WEB browser tool for system access and must be IBM compatible.

          (3)  Microsoft Windows 3.1 or later. (Prefer Windows 95)

          (4)  Mouse or compatible pointing device.

          (5)  16 MB RAM if running Windows 95.30 MB if running Windows NT.

          (6)  Hard Disk Drive (100MB).

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                                       27

Appendix B

          (7)  Video card accelerator (1MB).

          (8) VGA or SVGA graphics card compatible with Windows 95 and Windows NT and capable of a minimum 800 x 600 graphics in 256 colors. 15 inch SVGA monitor.

          (9)  Printer.

          (10) Read/Write/Delete access to hard drive.

     b. Specific Network Connectivity Requirements for (DAAS) System Contractor (GFM) Requisitions.

          (1) Communications on the PC uses TCP/IP running custom FTP developed by DAASC especially for VOLTS. A WINSOCK-DLL is required for TCP/IP to function;

          (2) For modem connectivity (the only approved method for Foreign Military Sales (FMS) customers) a 14.4 BPS modem which supports Microcom Network Protocol (MNP).

          (3) asynchronous communications using XMODEM protocol.

          (4) FTP using Point to Point Protocol (PPP) communications.

     c. Specific DOS Connectivity requirements for (DAAS) system contractor
(GFM) requisitions.

          (1)  Hayes Auto-dial model or Hayes compatible,

          (2)  9600 baud capability minimum.

          (3)  Modem must be capable of understanding the Hayes AT command set.

          (4)  Modem must be connected via direct dial telephone circuit.

          (5)  Asynchronous communications port (configured as COM1 or COM2).

          (6) DOS Version 3.0 or higher. Version of DOS and BASIC Interpreter must be compatible.

3. RESPONSIBILITY OF CONTRACTOR:

     a. Capability for direct dial telephone line hook-up for the system data transmission shall be provided by the contractor with no call waiting or other line interruption features (DAMES DOS CONNECTIVITY ONLY).

     b. Capability of internet connectivity for transmission of material requisitions shall be provided by the contractor (DAMES INTERNET CONNECTIVITY
ONLY).

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                                       28

Appendix B

     c. The contractor will receive DAMES software from DAASC. Immediately upon receipt, the contractor shall install the software and make electronic connectivity with DAASC (DAMES CONNECTIVITY ONLY).

     d. Initial training will be provided by San Antonio Air Logistics Center
(ALC). Follow up training will be the responsibility of the contractor.

     e. The contractor is responsible for the maintenance of the hardware and for providing supplies (e.g. paper, ink, ribbon, extra, disks).

     f. It is the contractor's responsibility to keep the system operational and compatible with specifications identified above.

     g. The contractor shall use the G009 system for all End Item and GFM reporting, as appropriate.

     h. System failures that cannot be corrected within 24 hours shall be reported to SA-ALC/LPCC by the fastest means possible.

     i. Point of contract for G009 assistance is listed in paragraph 4a(4) of this attachment. Point of contact for DAMES assistance is DAASC (513) 656-3227.

4. SYSTEM AUTHORIZATION ACCESS REQUEST (SAAR) FORM:

     a. The following procedures explain how to fill out the DISA Form 41.

          (1) Check the type of request block "INITIAL" and skip to DATE.

          (2) PART I: Complete blocks one through eight and sign the USER SIGNATURE and DATE. Insert your DoDAAC "EZ Number" in block 5. Have your supervisor complete blocks 19, 20, 21 and 22. On the second page fill in your mailing address in Block 34.

          (3) OMIT PARTS II and III.

          (4) POINTS OF CONTACT: The requester will mail or FAX the DISA Form 41 to the appropriate ALC POC:

SA-ALC/LPCC
ATTENTION: GLENDA LUKENS
485 Quentin Road, Suite 8
KELLY AFE, TX 78241
COMM: 210-925-4794
DSN: 945-4794
FAX: 210-925-1939

          (5) USER ID: The user ID on the Internet will be standard for all users. NOTE: Use lower case letters. After receiving your User ID, the password can be obtained by calling: OL-AD MSG/SOC Point of contact is Melanie Wirick, 801-777-8184 FAX 801-777-4221.

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                                       29

Appendix B

          (6) INTERNET ADDRESS: http://g009.ogden.disa.mil:8003/

NOTE: YOU WILL BE REQUIRED TO CHANGE THIS PASSWORD FOLLOWING YOUR INITIAL ENTRY TO THE SYSTEM.

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                                       30

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

                 T56 ENGINE AND ACCESSORIES SUPPORT SUBCONTRACT

                                No. LMKAC-98-000l

                                     BETWEEN

                        STANDARD AERO SAN ANTONIO, INC.

                                       AND

                      LOCKHEED MARTIN KELLY AIRCRAFT CENTER

                               23 September, 1998

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                                  Page 1 of 81

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

                                TABLE OF CONTENTS

            GENERAL TERMS AND CONDITIONS
ARTICLE 1   INTEGRATION CLAUSE                                           PAGE  5
ARTICLE 2   SERVICES                                                     PAGE  7
ARTICLE 3   DEFINITIONS                                                  PAGE  8
ARTICLE 4   TERM                                                         PAGE 11
ARTICLE 5   PAYMENT                                                      PAGE 12
ARTICLE 6   TAXES, DUTIES AND ASSESSMENTS                                PAGE 12
ARTICLE 7   STANDARDS OF PERFORMANCE                                     PAGE 12
ARTICLE 8   CHANGES                                                      PAGE 13
ARTICLE 9   ORDERING PROCESS                                             PAGE 14
ARTICLE 10  RESERVED                                                     PAGE 17
ARTICLE 11  INSURANCE                                                    PAGE 17
ARTICLE 12  WARRANTIES                                                   PAGE 18
ARTICLE 13  DELAYS, DEFAULT, TERMINATION                                 PAGE 19
ARTICLE 14  ASSIGNMENTS                                                  PAGE 19
ARTICLE 15  PROPERTY                                                     PAGE 19
ARTICLE 16  DISPUTES                                                     PAGE 21
ARTICLE 17  GOVERNING LAW                                                PAGE 22
ARTICLE 18  COMPLIANCE WITH LAWS AND REGULATIONS                         PAGE 22
ARTICLE 19  DATA                                                         PAGE 23

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

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

ARTICLE 20  RESERVED                                                     PAGE
ART1CLE 21  INDEPENDENT CONTRACTOR                                       PAGE 24
ARTICLE 22  GRATUITIES                                                   PAGE 25
ARTICLE 23  SUBCONTRACT ADMINISTRATION PROVISIONS                        PAGE 25
            GOVERNMENT FLOWDOWN CLAUSES AND PROVISIONS                   PAGE 27
            SPECIAL PROVISIONS                                           PAGE 30
SP 1        SELLER'S SUBCONTRACT CLAUSES                                 PAGE 30
SP 2        RESERVED
SP 3        STATUS REVIEWS                                               PAGE 31
SP 4        DEFENSE RATED CONTRACT                                       PAGE 31
SP 5        SPECIAL PROVISIONS RELATIVE TO UNPRICED ORDERS               PAGE 31
SP 6        NOTICE OF INCORPORATION OF SECTION K                         PAGE 33
SP 7        SELLER'S PERSONNEL                                           PAGE 33
SP 8        UNION ORGANIZATIONS                                          PAGE 34
SP 9        ECONOMIC PRICE ADJUSTMENT                                    PAGE 34
SP 10       PRICE REDETERMINATION-PROSPECTIVE                            PAGE 36
SP 11       WORKLOAD CHANGES                                             PAGE 36

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

SUBCONTRACT                                                    18 September 1998
NO LMKAC 98-0002

ARTICLE 20   RESERVED                                                    PAGE
ARTICLE 21   INDEPENDENT CONTRACTOR                                      PAGE 24
ARTICLE 22   GRATUITIES                                                  PAGE 25
ARTICLE 23   SUBCONTRACT ADMINISTRATION PROVISIONS                       PAGE 25
             GOVERNMENT FLOWDOWN CLAUSES AND PROVISIONS                  PAGE 27
             SPECIAL PROVISIONS                                          PAGE 30
SP 1         SELLER'S SUBCONTRACT CLAUSES                                PAGE 30
SP 2         RESERVED
SP 3         STATUS REVIEWS                                              PAGE 31
SP 4         DEFENSE RATED CONTRACT                                      PAGE 31
SP 5         SPECIAL PROVISIONS RELATIVE TO UNPRICED ORDERS              PAGE 31
SP 6         NOTICE OF INCORPORATION OF SECTION K                        PAGE 33
SP 7         SELLER'S PERSONNEL                                          PAGE 33
SP 8         UNION ORGANIZATIONS                                         PAGE 34
SP 9         ECONOMIC PRICE ADJUSTMENT                                   PAGE 34
SP 10        PRICE REDETERMINATION-PROSPECTIVE                           PAGE 36
SP 11        WORKLOAD CHANGES                                            PAGE 36

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

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

              APPLICABLE EXHIBITS
              -------------------
EXHIBIT "A"   SUBCONTRACT DATA REQUIREMENT LISTS
EXHIBIT "B"   FIXED-PRICE EXHIBIT LINE ITEM NUMBERS
EXHIBIT "C"   FIXED-PRICE EXHIBIT LINE ITEM NUMBERS
EXHIBIT "D"   FIXED-PRICE EXHIBIT LINE ITEM NUMBERS
EXHIBIT "E"   FIXED-PRICE EXHIBIT LINE ITEM NUMBERS
EXHIBIT "F"   PAYMENTS
EXHIBIT "G"   SASA'S PROPOSAL Dated 23 September 1998
EXHIBIT "H"   FACILITIES SUBLEASE
EXHIBIT "I"   LIST OF SURGE ITEMS
EXHIBIT "J"   OCCUPANCY EXPENSE BY FISCAL YEAR
EXHIBIT "K"   HUMAN RESOURCES/MEDICAL SERVICES EXPENSE BY FISCAL YEAR
EXHIBIT "L"   PROPRIETARY INFORMATION AGREEMENT
EXHIBIT "M"   OFFEROR REPRESENTATIONS AND CERTIFICATIONS-COMMERCIAL ITEMS
EXHIBIT "N"   BENEFIT PLAN COSTS FOR PBA PERSONNEL

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

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

                         T56 ENGINE SUPPORT SUBCONTRACT

                              NUMBER: LMKAC 98-0001

This Subcontract is made and entered into as of this 23rd day of September 1998, by and between Standard Aero San Antonio, Inc. (herein "Seller" or SASA), a wholly-owned subsidiary of Standard Aero Limited, and Lockheed Martin Kelly Aircraft Center (herein "Buyer" or "LMKAC"), a wholly-owned subsidiary of Lockheed Martin Corporation.

                                   WITNESSETH:

1. Subject to the Government Award of a subcontract to Buyer for the Propulsion Business Area as outlined in RFP# F41608-98-R-0084 at San Antonio AFB, it is Buyer's intent to exclusively utilize Seller to perform depot repair operations of the T56 propulsion engines, modules, components, fuel accessories, and engine electronic components. Seller also agrees to complete Work in Process (WIP) and to provide support 2-level (2LM) maintenance operations for the T56 engine if so ordered by the Government.

2. Seller is willing and able to perform the Services identified in this subcontract pursuant to the terms and subject to the conditions hereinafter set forth.

NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the parties agree as follows:

                          GENERAL TERMS AND CONDITIONS

                                    ARTICLE 1

                               INTEGRATION CLAUSE

1.0  GENERAL

This subcontract document incorporates and establishes the terms and conditions by which all obligations performed by the Parties hereunder shall be governed.

1.1  APPLICABLE PROVISIONS.

The provisions of this subcontract listed below are integrated in full text or by reference and constitute the complete and exclusive agreement between the Buyer and the Seller relative to the subject matter defined herein. It supercedes all prior oral and written representations, communications and agreements unless expressly incorporated in this document. All pre-printed terms included on any

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

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

purchase order forms which may be used for administrative purposes or to order additional services under this subcontract, shall be deemed not applicable and superceded by the terms stated herein.

The subcontract consists of the following documents and all other documents incorporated therein:

1.2  APPLICABLE EXHIBITS

"A"  Subcontract Data Requirements Lists

"B"  Fixed-Price Exhibit Line Item Numbers

"C"  Fixed-Price Exhibit Line Item Numbers

"D"  Fixed-Price Exhibit Line Item Numbers

"E"  Fixed-Price Exhibit Line Item Numbers

"F"  Payment Terms

"G"  SASA's Proposal dated 28 Aug 1998

"H"  Facilities Sublease

"I"  List of Surge Items

"J"  Occupancy Expense by Fiscal Year

"K"  Human Resources/Medical Services Expense By Fiscal Year

"L"  Proprietary Information Agreement

"M"  Offeror Representations and Certifications-Commercial Items

"N"  Benefit Plan Costs for PBA Personnel

1.3  ORDER OF PRECEDENCE

This order of precedence is for the provisions of this subcontract. In the event of an inconsistency or conflict in this Subcontract and any documents attached hereto or incorporated herein by reference unless otherwise provided herein, the inconsistency or conflict shall be resolved by giving precedence to the Subcontract document in the following order:

(a)  General Terms and Conditions of this Subcontract

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

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

(b)  Contractor Work Specification and;

(c)  Representations made in Seller's proposal.

1.4  TYPE OF SUBCONTRACT

This is a firm, fixed price subcontract with Economic Price Adjustment, Price Redetermination-Prospective, and Over-And-Above provisions, for the services specified, and effective for the period stated, in the Term Section of this subcontract. For any indefinite quantity items or services identified in this subcontract, if the Buyer's requirements do not result in the quantities described as "estimated" or "maximum" in the Exhibits "B", "C", "D" and "E", then the provisions of Special Provision 10 as applicable will apply.

                                    ARTICLE 2

                                    SERVICES

2.1  SERVICES TO BE PROVIDED

(A) PROGRAM SUMMARY

The Seller shall furnish all labor, bench stock, and consumable materials as described in Article 15, 15.1, technical manuals, and required support equipment not provided as Government Furnished Equipment but necessary to accomplish the full spectrum of depot repair support and two level (2LM) maintenance for the T56 Engine. This effort will be compliant with SASA's Proposal EXHIBIT "G". The Seller's cost for depot repair support and two level (2LM) for the T56 engine is based on the occurrence factors established in Seller's proposal and the flow calendar days in Exhibits "B", "C", "D", and "E". The Seller shall provide and maintain a quality assurance and inspection program IAW ISO 9002 or equivalent. If equivalent is proposed, it will be subject to approval by the Buyer, or the Buyer's designated representative. The Seller shall provide all data and requirements associated with the above work as defined in SASA's Proposal and the Subcontract Data Requirements List (SDRL). Additionally the Seller shall provide, within 30 calendar days of contract award, a Property Control Plan which embodies the requirements of FAR Part 45, Government Property which is incorporated by reference.

The services are more particularly described in EXHIBIT "G", SASA's Proposal, attached hereto, and incorporated herein.

The term "services" shall hereinafter be used when referring to the work, services, and tasks in

EXHIBIT "C", singularly or collectively. Prices for the services are defined in EXHIBIT "B", "C", "D", and "E", Fixed Price Exhibit Line Items.

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

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

(B) PLACE OF PERFORMANCE

All tasks prescribed by SASA'S PROPOSAL that are presently being performed at SA-ALC (Kelly AFB, TX) must continue to be performed at this location unless prior approval is provided in writing by the Buyer. Workload which is on a repair contract (or a purchase request has been initiated for a repair contract) at the time of PBA contract award may continue to be performed off the Kelly AFB installation until the expiration of those pre-existing contracts. It is Buyer's intent to maintain the same proportionate level of PBA workload as is performed today (minimum 200,000 productive hours annually up to 300,000 hours annually) at Seller's facility over the life of the PBA contract to include any exercised options. In the event of a surge or acceleration by the Government, on Buyer's request, the Seller will propose to Buyer the location to perform the surged work. Any work performed under Surge requirements in Seller's facilities is above and beyond the pre-PBA levels. After mutual review, Buyer will direct Seller as to where the work will be performed. Additional Government work will be provided and performed under the same terms and conditions as the replaced work. Any non-PBA work replacing Government work will be subject to negotiations of revised terms and conditions to coincide with any cost impact, such as leasing provisions. There may be occasions when repair efforts must be performed at various other locations from time-to-time which will be determined on an Over-and-above Basis.

(C) When circumstances occur that requires travel to other locations at LMKAC's direction, these requirements will be identified on the ordering document and be compliant with all requirements designated in the Government Joint Travel Regulation

                                    ARTICLE 3

                                   DEFINITIONS

3.1

The following definitions shall apply to the terms used in this subcontract by Seller in the course of performance of its obligations under this Subcontract, unless otherwise defined herein:

A. Abbreviated Contract Number: An eight position alphanumeric designator that represents the contract number and is used in requisitioning material and reporting transactions in the G009 Government-Furnished Material and End Item Transaction Reporting System. The first position for SA-ALC will be a "P", and the remaining seven positions are the control number.

B. Administrative Contracting Officer (ACO). A contracting officer assigned the responsibility for the post-award functions related to the administration of a Government contract in the field. The ACO is responsible for ensuring the contractor performs in accordance with the terms of the contract.

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

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

C. Agency-Peculiar Property (APP): Government-owned personal property for military operations. It includes end items and integral support equipment which are not readily available as a commercial item. It does not include normal Government material, special test equipment, special tooling, or facilities. Also referred to as military property. (FAR 45.301)

D. Bench Stock: Shall mean common expendable items such as nuts, bolts, screws, lugs, fastening devices, rivets, terminals, and plumbing fittings (excluding electronic components such as resistors, diodes, transistors, capacitors and integrated circuits) having a unit price of $3.00 dollars or less.

E. Consumable Item: Shall mean items such as sealants, adhesives, lubricants, chemicals, paint, cleaners, solvents, abrasives, fabrics, etc., which are considered consumed during the repair process.

F.   Contractor-Furnished Property (CFP): Property other than
     Government-furnished property (GFP) which is furnished and funded by the contractor per the terms of the contract. Title to all CFP remains with the contractor until consumed.

G. Defense Automatic Addressing System Center (DAASC): The center for automatic data processing located at Wright-Patterson AFB, Ohio.

H. DAASC Automated Message Exchange System (DAMES): The automated system which provides the capability to communicate with DAASC, sending and receiving logistics transactions and narrative text through a modem using a standard dedicated telephone line.
     NOTE: This is not a requirement if the contractor uses the Internet.

I. Direct Parts and Materials: Those parts or materials purchased, supplied, manufactured, or fabricated for the sole purpose of incorporating them into or making them a part of the end product or components covered by this contract.

J. Expendability, Recoverability, Repairability Category (ERRC) Code: The ERRC code is assigned to an Air Force item to indicate the extent of repair for that item.

K. Facilities: Industrial property (other than material, tooling, agency-peculiar property, and test equipment) for production, maintenance, research, development, or test, including real property and rights therein: buildings, structures, improvements and plant equipment.

L. Government-Furnished Equipment (GFE): An all inclusive term to define all types of equipment defined in FAR, Part 45. It includes facilities, plant equipment, agency-peculiar property, and special tooling/special test equipment. For the purpose of annually reporting dollar values on Department of Defense (DOD) property in the custody of contractors (DD Form
     1662), items must be categorized according to the specific FAR property definitions.

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SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

M. Government-Furnished Material (GFM): Government property (GP), sent to the contractor, which may be incorporated into or attached to an end item to be delivered under a contract or which may be consumed in the performance of a contract. It includes, but is not limited to, raw and processed material, parts, components, and assemblies. GFM is also referred to as "materials" under the terms of the contract. (FAR 45.301)

N. Government-Furnished Property (GFP): All property in the possession of or acquired by the Government and subsequently deliver or otherwise made available to the contractor. It also includes GFE and GFM. (FAR 45.101)

O. Government Property (GP): All types of property owned or leased to the Government or acquired by the Government under the terms of the contract. GP includes GFM/GFP. (FAR 45.101)

P. Hazardous Material: Any used or unused property, including scrap and waste, that is ignitable, corrosive, reactive, or toxic because of its quality, concentration, physical, chemical, or infectious characteristics. The property can be in a solid, liquid, semi-liquid, or contained gas form and may cause or significantly contribute to an increase in serious illness or mortality or pose a substantial threat or potential hazard to the environment when improperly treated, stored, transported, disposed of, or otherwise managed.

Q. Hazardous Waste: Any used of unused hazardous material that has no known use and, therefore, must be discarded. This includes hazardous material not otherwise disposed of through plant clearance that the contractor has been authorized, by the plant clearance officer, to dispose of as hazardous waste.

R. Julian Date: A method used by the Government to track calendar days according to a system usually covering one year and referring the calendar days of each week to the calendar days of the month. (Example: Julian Date 6133. Number 6 refers to the year 1996, and 133 refers to the twelfth day of May (May 12, 1996).

S. Local Manufacture (LM): The manufacture of items for the Government using GFM and contracted labor. NOTE: Local manufactured property is considered CAP.

T. Management Control Activity (MCA): DoD component-designated activity that initially receives and controls requisitions for GFM supplied from the wholesale DOD supply system to support defense contracts or requirements.

V. Material Return Program (MRP): A means by which a contractor identifies excess GFM to the Source of Supply (SOS), and the SOS provides disposition information back to the contractor.

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SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

     the Source of Supply (SOS), and the SOS provides disposition information back to the contractor.

W. Consumable Item: An item that is not expended during the repair process but is used in support of the repair process. Also referred to as an investment item.

X. Procuring Contracting Officer (PCO): The person responsible for entering into a contract on behalf of the Government. The PCO will ordinarily be located at the funding ALC.

Y. Production Management Specialist (PMS): An individual assigned by the contracting activity to act as liaison for production, supply, and transportation issues.

Z. Property Control Procedures: A detailed written description of the contractor's operation for the control, use, and care of property furnished by the Government or Buyer under the terms and conditions of this subcontract and while in the contractor's possession.

AA. Property Administrator (PA): An individual authorize to act on behalf of the ACO on all matters concerning the management of Government-owned property.

AB. Property Records: Records that are construed to include all documents reflecting the status of GP.

AC.  Reparable Support Division (RSD) Items: Items that have an ERRC code of "C"
     (XD1) or "T" (XD2). These items are referred to as line replacement units
     (LRU) and shop replacement units (SRU). Also referred to as an investment or nonconsumable item. As of 1 Oct 97, RSD became known as MSD (Material Support Division).

AD.  System Support Division (SSD) Items: Items that have an ERRC code of "N"
     (XB3) or "P" (XF3). Also referred to as expense or consumable items. As of 1 Oct 97, SSD became known as MSD (Material Support Division).

AE. Virtual On-Line Logistics Transaction System (VOLTS): A Windows-based version of DAMES by which users have the capability to communicate with the Air Force via an asynchronous modem over a dial-up line or via the Internet.

AF. Best Estimated Quantity(BEQ) is the estimate of the most likely quantities expected to generate for repair.

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SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

W. Conconsumable Item: An item that is not expended during the repair process but is used in support of the repair process. Also referred to as an investment item.

X. Procuring Contracting Officer (PCO): The person responsible for entering into a contract on behalf of the Government. The PCO will ordinarily be located at the funding ALC.

Y. Production Management Specialist (PMS): An individual assigned by the contracting activity to act as liaison for production, supply, and transportation issues.

Z. Property Control Procedures: A detailed written description of the contractor's operation for the control, use, and care of property furnished by the Government or Buyer under the terms and conditions of this subcontract and while in the contractor's possession.

AA. Property Administrator (PA): An individual authorize to act on behalf of the ACO on all matter concerning the management of Government-owned property.

AB. Property Records: Records that are construed to include all documents reflecting the status of GP.

AC.  Reparable Support Division (RSD) Items: Items that have an ERRC code of "C"
     (XD1) or "T" (XD2). These items are referred to as line replacement units
     (LRU) and shop replacement units (SRU). Also referred to as an investment or nonconsumable item. As of 1 Oct 97, RSD became known as MSD (Material Support Division).

AD.  System Support Division (SSD) Items: Items that have an ERRC code of "N"
     (XB3) or "P" (XF3). Also referred to as expense or consumable items. As of 1 Oct 97, SSD became known as MSD (Material Support Division).

AE. Virtual On-Line Logistics Transaction System (VOLTS): A Windows-based version of DAMES by which users have the capability to communicate with the Air Force via an asynchronous modem over a dial-up line or via the Internet.

AF. Best Estimated Quantity(BEQ) is the estimate of the most likely quantities expected to generate for repair.

                                    ARTICLE 4

                                      TERM

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SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

4.1  EFFECTIVE DATE

This Subcontract will be in effect beginning on the date of contract award with an initial ordering period of seven (7) years. The ordering period will not be less than five (5) years from the completion of the transition period and not more than fifteen (15) years from the date of contract award. The terms of this Subcontract shall continue to apply until all matters arising in respect thereof under this Subcontract have been discharged.

4.2  OPTION PERIODS

Subsequent to the initial ordering period, the Buyer may exercise options for annual increments. It is Buyer's intent, based on Seller's good performance during the prior Subcontract period and the Buyer's requirements under its prime contract, to exercise these options. An option, if exercised, will immediately follow the prior contract period. The Buyer may exercise an option without obligation to exercise succeeding year options(s). An option may be exercised by Buyer executing a formal modification to the Subcontract at a period to be agreed prior to expiration. The materials and service furnished under an option shall be subject to the same terms and conditions as those contained in the basic contract.

4.3  OPTION TO EXTEND PERIOD OF PERFORMANCE AND INCREASE QUANTITY

Notwithstanding any period of performance set out in this Article, the Buyer may, at its option and by unilateral Written notice, extend the Subcontract for an additional period not to exceed 120 calendar days, and may increase the quantity of supplies or services which may be ordered hereunder, in an amount not to exceed [/\] of the BEQ's of each ELIN as detailed in Exhibits B, C, D, E. The unit prices set forth in the Fixed Price Exhibit Line Items shall apply to any extension or increase in quantity ordered pursuant to this option provision and delivery shall be at the same rate as set forth in the Exhibits B, C, D, and E The provisions for surged work (Exhibit I) is not applicable to this provision.

                                    ARTICLE 5

                                     PAYMENT

All payment terms for services to be performed under this Subcontract are defined in Exhibit F.

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SUBC0NTRACT                                                    23 September 1998
NO LMKAC 98-0001

4.1  EFFECTIVE DATE

This Subcontract will be in effect beginning on the date of contract award with an initial ordering period of seven (7) years. The ordering period will not be less than five (5) years from the completion of the transition period and not more than fifteen (15) years from the completion of the transition period. The terms of this Subcontract shall continue to apply until ail matters arising in respect thereof under this Subcontract have been discharged.

4.2  OPTION PERIODS

Subsequent to the initial ordering period, the Buyer may exercise options for annual increments. It is Buyer's intent, based on Seller's good performance during the prior Subcontract period and the Buyer's requirements under its prime contract, to exercise these options. An option, if exercised, will immediately follow the prior contract period. The Buyer may exercise an option without obligation to exercise succeeding year options(s). An option may be exercised by Buyer executing a formal, modification to the Subcontract at a period to be agreed prior to expiration. The materials and services furnished under an option shall be subject to the same terms and conditions as those contained in the basic contract.

4.3  OPTION TO EXTEND PERIOD OF PERFORMANCE AND INCREASE QUANTITY

Notwithstanding any period of performance set out in this Article, the Buyer may, at its option and by unilateral written notice, extend the Subcontract for an additional period not to exceed 120 calendar days, and may increase the quantity of supplies or services which may be ordered hereunder, in an amount not to exceed 25% of the BEQ's of each ELIN as detailed in Exhibits B, C, D, E. The unit prices set forth in the Fixed Price Exhibit Line Items shall apply to any extension or increase in quantity ordered pursuant to this option provision and delivery shall be at the same rate as set forth in the Exhibits B, C, D, and E. The provisions for surged work (Exhibit I) is not applicable to this provision.

                                    ARTICLE 5

                                     PAYMENT

All payment terms for services to be performed under this Subcontract are defined in Exhibit F.

                                    ARTICLE 6

                          TAXES, DUTIES AND ASSESSMENTS

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SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

6.1  TAXES-FEDERAL, STATE AND LOCAL

The contract price provided in the Fixed Price Exhibit Line Items includes all applicable Federal, State and Local taxes and duties that are deemed to apply at the time of order placement.

                                    ARTICLE 7

                            STANDARDS OF PERFORMANCE

7.1

Seller shall perform all Subcontract services in accordance with the Specifications, standards or drawings, as applicable, in accordance with those defined in SASA's Proposal, EXHIBIT "G".

7.2  SUPERCEDING SPECIFICATION

All refereness in any Buyer or Government specification incorporated herein to either Buyer or Government specifications shall be deemed to include all specifications supplementary to or superceding the specifications so referred to, to the extent that such supplementary or superceding specifications are in effect at the date of Seller's latest quotation, if Seller was furnished or otherwise notified of the existence of such supplementary or superceding specification at the time of said quotation.

7.3  BUYER APPROVALS AND ACCEPTANCE

Seller agrees that any and all Buyer approvals of Seller's technical and quality specification, plans, procedures, and reports shall not relieve Seller from Seller's obligations to perform all of the requirements of this contract, nor shall be used as conclusive evidence of Seller compliance with such requirements. Unless expressly and specifically stated otherwise herein, Seller compliance with such or all test/inspection/acceptance criteria shall not necessarily constitute a total basis for Buyer acceptance thereof. Buyer acceptance of Seller performance will be evidenced by acceptance by Buyer of Seller's DD25O or mutually agreeable similar document for work performed in accordance with Seller's proposal and Buyer's inspection, if required.

                                    ARTICLE 8

                                     CHANGES

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SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

8.1  CHANGES IN SERVICES

The Seller shall not make any changes in the materials to be delivered, specifications and amendments thereto, or delivery requirements, or any other changes, unless authorized by an amendment to this Subcontract. During the term of this Subcontract and any extension thereof, Buyer may, by written notice, make certain changes within the general scope of the Subcontract, limited to one or more of the following items:

     (i)  repair and overhaul specifications;

     (ii) place of inspection, acceptance, or point of delivery and

     (iii) delivery Exhibits B, C, D, and E.

Should any such change increase or decrease the cost of or the time required for performance of this order, an equitable adjustment will be negotiated prior to commencement of the change or as soon as practical after the notification of the change is given. Seller shall notify the Buyer no later than 10 calendar days after the change is issued whether an equitable adjustment will be required and provide the Buyer with a proposal within 60 calendar days after notification is provided to the Buyer.

8.2  CHANGES REQUIRED BY PRIME CONTRACT

Seller agrees that upon request of Buyer, it will negotiate in good faith with Buyer relative to amendments to this Subcontract to incorporate additional provisions herein or to change provisions hereof, as Buyer and Seller may reasonably deem necessary in order to comply with the provisions of the prime contract or with the provisions of amendments to the prime contract. If any such amendment to this Subcontract causes an increase or decrease in the estimated cost of, or the time required for, performance of any part of the work under this Subcontract, an equitable adjustment shall be negotiated pursuant to this clause.

8.3  REQUIREMENT FOR SURGE

Seller shall accommodate workload surge by planning flexibility in all operations to ensure the ability to respond to crisis, national emergency and significant fluctuations in demand. The specific end items which are subject to surge requirements are delineated specifically in Exhibit I, List of Surge Items. The magnitude of the surge is 30% of the stated BEQ for the stated items.

8.4  COST OR PRICING DATA

                                    RESERVED

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SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

                                    ARTICLE 9

                    ORDERING PROCESS FOR ADDITIONAL SERVICES

9.1  FIXED-PRICE SERVICES

The Buyer may place orders for any additional services covered under the Fixed Price Exhibit line Items for fixed price services under this Subcontract as required. The orders shall be manifested in the form of a written Purchase Order, or by letter, telex, fax or other customary means defined in the Notices Article which include references to the Buyer's Order number. Each order shall provide the item description, quantity, serial numbers (if applicable to the item) required input and delivery schedules and other information necessary to confirm the identity of the services and the applicable scheduled price and delivery.

9.2  OVER AND ABOVE FIXED PRICE SERVICES

Work required that is not priced separately as a Exhibit Line Item Number will be proposed as "over and above" work. The work for these items shall be accomplished when, and as directed, by the Buyer or the Buyer's designated representative in accordance with the procedures below:

(1) The Seller shall prepare and submit a work request proposal for all necessary over and above items in the format and detail prescribed by the Buyer or the Buyer's designated representative. Negotiations will be completed prior to commencement of work whenever practicable, but on repairs/efforts exceeding 250 estimated hours, agreement will be accomplished no later than the time of completion of 40% of the work. Failure to agree upon a reasonable price shall be considered a question of fact subject to the Disputes Clause of this Subcontract. Written authorization to proceed on over and above items must be received from the Buyer or the Buyer's designated representative before performance. At the end of 24 months after contract award, Buyer and Seller will revisit the magnitude and complexity of over and above changes performed during that 24 months. In the event the review indicates a reasonable number of these changes could be accommodated at no cost considering administrative costs for processing, Buyer and Seller agree to negotiate such a threshold in good faith.

     The price negotiated by the Buyer or the Buyer's designated representative shall be based on "hands on" labor hours multiplied by the contract fixed hourly rate. The number of "hands on" labor hours required shall be negotiated between the subcontractor and the Buyer or the Buyer's designated representative. The Seller may, on occasion, be required to support the Buyer in negotiations with Buyer's Customer and will be construed as part of this requirement. "Hands on" labor hours to be used in negotiating fixed hourly rate items are restricted to only that labor performed by personnel actually engaged in the direct performance of work required

(2) "Hands on" labor shall not include any labor performed by support or supervisory type quality control, storing and issuing personnel. The fixed hourly rate includes charges for "hands on" labor

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SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

     cost, bench stock, any labor cost not included in the definition of "hands on" labor for which the Seller accounts as direct labor; material handling, burdens; general and administration expenses; and other allowable costs and profit. The fixed hourly rate does not include direct parts and materials. Direct parts and materials are hereby defined as those parts and materials purchased or supplied by the offeror for the sole purpose of incorporating them into or making them a part of the end products or components thereof covered by this contract. Direct parts and materials shall not include parts and materials such as, but not limited to, office stationary and supplies, sweeping compounds and equipment, personnel washroom supplies, lighting supplies, gloves, hacksaw blades, lathe tool bits, drill bits, files, masking tape, and other similar items. Direct parts and material include packaging, packing, marking, and/or modification of exterior shipping containers (including buying new shipping containers) as approved by the Buyer or the Buyer's designated representative, provided that the cost of such materials is not otherwise covered in the indirect rates used in determining the fixed prices under this contract. Contractor furnished direct parts and materials will be identified in the work request proposal identified in paragraph one (1) above

(3) At any time during contract performance, when sufficient data becomes available on a repetitive task being performed in the fixed hourly rate category, either the subcontractor or the Buyer or the Buyer's designated representative may request a negotiation to establish a firm-fixed-price for that item for the remaining life of the contract.

Under no circumstances will the subcontractor accept direction from or provide data to any other organization or individual outside of LMKAC without the expressed approval from the Buyer or the Buyer's designated representative. This provision does not apply to affiliate companies of Seller.

The types of "over and above" work which are not part of the priced workload are defined below for the purpose of pricing different labor skills.

          (a) ENGINEERING/TECHNICAL/LABORATORY

          May include, but not be limited to, tasks such as engineering investigations used to determine the cause of reported equipment failure or malfunction. Also may include technical assistance for modifications and upgrades to components or engines for safety reasons, to correct a deficiency, or to improve performance. Additionally, may include technical analysis to determine and accomplish necessary rework, replacement, or modification.

          (b) ALL OTHER

          May include, but not limited to, tasks such as repair of components or engines with sporadically low volume demands, such that assignment of a priced workload control number is not feasible; removal of a component or engine from storage or inactive status to return it to active, serviceable status; servicing and preservation of a component or engine prior to placement in storage or inactive status (Reference Exhibit G). Additionally, may include disassembly, inspection, repair, assembly and testing engines and components to determine and accomplish necessary rework, replacement, or modification (i.e., Time Compliance Technical

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SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

     Orders (TCTOs).

9.3  DEFINITIZATION/INVOICING

Except as may be provided elsewhere herein, the Seller shall submit a firm fixed price quotation, with supporting documentation, for each line item. Upon receipt of the proposal, Buyer upon acceptance of the proposal will definitize the order. Supplies and /or services rendered for acceptance and payment will be accompanied by a properly executed DD250, Material Inspection and Receiving Report, or mutually agreeable similar document.

After completion of the order, the Seller will submit to the Buyer an invoice for which payment is to be made.

9.4  DELIVERY ORDERS

1. The Seller shall furnish the necessary personnel, labor, bench stock, consumable material, support services and all things necessary and/or incidental to providing the critical skills, critical materials and services called for to support the Seller's statement of Work when an order is issued by the Buyer or his Designee in accordance with the procedure set forth in this Subcontract. The Seller agrees to provide the labor at the rates cited in Exhibit G. No effort shall be expended by the Seller until so authorized by the Buyer or the Buyer's on-site Representative:

2. It shall be the obligation of Buyer to advise the Seller of the name or names of persons authorized to act as Designee of the Buyer.

3. It is understood that this is a "requirements Subcontract" and that the Buyer has no obligation, other than as defined under its terms, to issue such orders.

4. Orders shall be placed in accordance with this Article. Each order shall also reference the appropriate CLIN and if applicable, include a not-to-exceed price. For over-and-above repair work, upon determining the corrective action required to make the repair, the Seller shall provide the Buyer a firm labor hour proposal to perform the repairs and the return delivery date. All work to be accomplished as over-and-above shall be authorized by the Buyer or Buyers on-site Representative only after the hours required to accomplish the over-and-above task have been negotiated by the Seller and the Buyer.

5. Payment for over and above work shall be reimbursed at the negotiated hours times the hourly rate in CLIN 0006AA or 0006AB and subsequent option years.

                                   ARTICLE 10

                                INDEMNIFICATION

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SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

SECTION l0.1

(A) Seller agrees that it will indemnify and hold harmless Buyer and the Government from and against all liability, damages, losses, and judgments which may be suffered by, accrue against, be charged to, or recoverable from Buyer or Buyer's representatives by reason of loss or damage to property of third persons, or injury to or death of any person in connection with the performance of work conducted by Seller. Buyer agrees that it will indemnify and hold harmless Seller from and against all liability, damages, losses, and judgments which may be suffered by, accrued against, be charged to or recoverable from Seller or its representatives by reason of loss or damage to property of third persons, or injury to or death of any person solely in connection with the activities of the Seller to the extent due to Seller's negligence or willful misconduct.

(B) Without in any way limiting the foregoing undertakings, in the event Seller, its employees, agents, Sellers and/or lower-tier Sellers enter premises occupied by or under the control of Buyer, the Government, or third parties in the performance of this Subcontract, Seller and its Sellers and lower-tier Sellers shall maintain public liability and property damage insurance covering the obligations set forth above, and shall maintain proper worker's compensation insurance or approved self insurance program covering all its employees performing this Subcontract at the reasonable limits set forth in the "Insurance" Article of this Subcontract.

                                   ARTICLE 11

                                    INSURANCE

11.1 SELLER'S INSURANCE REQUIREMENTS

1. The Seller shall, at its own expense, procure and thereafter maintain the following kinds of insurance with respect to performance under the contract.

     a) Workmen's Compensation and Employer's Liability Insurance as required by law except that if this contract is to be performed in a State, or Country which does not require or permit private insurance, then compliance with the statutory or administrative requirements in any such State or Country will be satisfactory.

          The required Workmen's Compensation insurance shall extend to cover employer's liability for accidental bodily injury or death and for occupational disease with a minimum liability limit of $100,000.

     b) General Liability Insurance. Bodily injury liability insurance, in the minimum limits of $500,000 per occurrence shall be required on the comprehensive form of policy.

     c) Automobile Liability Insurance. This insurance shall be required on the comprehensive form

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SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

          of policy and shall provide bodily injury liability and property damage liability covering the operation of all automobiles used in connection with the performance of the contract. At least the minimum limits of $200,000 per person and $500,000 per occurrence for bodily injury and $20,000 per occurrence for property damage shall be required.

2. Prior to starting work being performed on a Government installation under this Subcontract, and prior to its renewal annually thereafter, Seller shall furnish to Buyer, Certificates of Insurance, acceptable to Buyer, evidencing the foregoing insurance indicating that Buyer shall receive 30 calendar days prior Notice of Cancellation or material change and adding Buyer as additional insured by endorsement.

                                   ARTICLE 12

                                   WARRANTIES

12.1 GENERAL

1. The Seller warrants all T56 services furnished under this Contract will be free from defects in workmanship for 500 hours of operating engine time for the engines, modules, and components as described in the SASA proposal.

2. The Seller shall provide to Buyer any and all Seller and Vendor Warranties with a minimum of 500 hours engine operating time on items to be delivered under the Contract or any order hereunder.

3. The Seller, after reasonable investigation, agrees to either give credit or re-perform or repair or replace at Buyer's option and without charge to Buyer all workmanship which does not conform to the above warranty. All work required under this warranty shall be performed without cost to the Buyer. Re-performance, repair, or replacement other than by the Seller is subject to the Buyer's prior written approval.

4. This warranty does not extend to any item which has been subject to misuse, neglect, or accident, nor does it extend to any item which has been repaired or altered by other than the Seller.

5. The remedies available to Buyer for warranty claims against Seller shall be exclusively limited to repair or replacement of the nonconforming work. In no event shall Seller be liable for consequential damages, whether based on theories of contract or tort, including, without limitation, loss of revenue or loss of use of the property.

6. THE FOREGOING WARRANTIES ARE GIVEN IN LIEU OF ANY OTHER WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR PURPOSE, SUCH OTHER WARRANTIES BEING ENTIRELY DISCLAIMED BY SELLER.

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

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

                                   ARTICLE 13

                          DELAYS, DEFAULT, TERMINATION

The Parties' rights and remedies regarding delays, default, and termination under this Subcontract, shall be in accordance with FAR Clause 52.214-4 in the GOVERNMENT FLOWDOWN CLAUSES AND PROVISIONS of this Subcontract.

                                   ARTICLE 14

                                   ASSIGNMENTS

14.1 NOTICE AND CONSENT

Neither this Subcontract nor any duty, interest or rights nor any sums becoming due to Seller hereunder shall be delegated or assigned by Seller without the prior written consent of Buyer (which shall not be unreasonably withheld) except that claims for monies due or to become due Seller from Buyer under this Subcontract may be assigned without such consent, to a bank, trust company or other financial institution, including any federal lending agency.

Buyer shall be furnished with two signed copies of such assignment. Payment to an assignee of any such claim shall be subject to set-off or recoupment for any present or future claim or claims which Buyer may have against Seller. Buyer reserves the right to make direct settlements or adjustments in price, or both, with Seller under the terms of this order notwithstanding any assignment of claims for monies due or to become due hereunder and without notice to the assignee. Any attempted assignment or delegation in contravention of this provision shall be void.

                                   ARTICLE 15

                                    PROPERTY

15.1 RESPONSIBILITY FOR SUPPLIES

Except as otherwise provided herein, the Seller shall be responsible for any government furnished supplies and property in its possession covered in this Subcontract in accordance with the provisions of FAR Part 45 and FAR 52.245-2 incorporated by reference in GOVERNMENT FLOWDOWN CLAUSES AND PROVISIONS of this Subcontract. Consumable materials such as, but not limited to,

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

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

office stationary and supplies, sweeping compounds and equipment, personnel washroom supplies, lighting supplies gloves, hacksaw blades, lathe, tool bits, drill bits, files, masking tape, and other similar items are examples of materials required to be provided by the Seller under the terms and conditions of this contract.

15.2 SELLER ACQUIRED MATERIAL

1. In the event the Seller is required to acquire any material other than listed in 15.1 above, the Seller shall, to the best of its ability, acquire materials at the most advantageous prices available with due regard to securing prompt delivery of satisfactory materials, and take all cash and trade discounts, rebates, allowances, credits, commissions, and other benefits. When unable to take advantage such benefits, it shall promptly notify the Buyer to that effect, and give the reason therefore.

The Seller shall provide any benefits that would accrue to the Government from commercial warranties supplied with repair/purchase of material as a trade practice.

Where Seller acquires parts on the open market all parts shall be new, unused, best priced from available source. Parts included in the Allison catalog will be charged at list price less [/\] Allison Authorized Maintenance Center discounts (currently [/\] discount) plus [/\] material mark-up (material mark-up includes material handling, transportation, profit and general and administrative expenses). For parts not listed in the Allison Catalog, Seller will be paid actual cost plus [/\] material mark-up.

In the event Seller is required to manage an order book or source parts utilizing a government vehicle such as a Basic Ordering Agreement, Seller will be paid [/\] general and administrative expenses.

15.3 EXCESS INVENTORY - DISPOSITION OF GOVERNMENT PROPERTY

1. The Seller shall dispose of any excess Government property generated during contract performance or at contract completion in accordance with the orders as issued by the Buyer.

2. Work involved in packing, crating and preparing excess Government property for shipment, either during subcontract performance or at contract completion, shall be authorized under the over and above provision of the Subcontract.

15.4 GOVERNMENT FURNISHED EQUIPMENT (GFE)

Government furnished equipment is that government equipment identified in Seller's proposal, Exhibit G. All equipment identified by the Seller in its proposal will be available for use. Cost to move any of this equipment to any facility outside of Kelly AFB or for revised plant layouts will be at the sole expense of Seller. Equipment not selected by the Seller will be removed at the expense of Greater Kelly Development Corporation (GKDC). Any equipment not identified may

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

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

be transferred to GKDC and will have to obtained through lease provisions from GKDC if later required by Seller. The Seller is responsible for all routine maintenance of GFE or GKDC equipment while under the control and operation of the Seller. The Seller shall not alter any of this equipment from its intended purpose without the express permission of the Buyer. As there are multiple subcontractors engaged on this project, it is expected that prior to end of transition that they will memorialize a methodology for sharing common equipment. A copy of that memorialization will be provided to Buyer immediately upon execution and will be added as an addenda to this subcontract. GFE which is common use will be equitably assigned by Buyer.

15.5 FOB ORGIN

The FOB point under this Subcontract is Origin, in accordance with FAR 52.247-29, incorporated by reference in the Government Flowdown Section.

                                   ARTICLE 16

16.1 DISPUTES

(a) In the event of any dispute with respect to the execution or interpretation of this Contract, the parties shall endeavor to settle their differences amicably. This shall be accomplished by referring the possible dispute in writing to two mutually agreeable successive levels of management beyond the operating program management with details of what has been attempted to resolve the issues and any progress made. Each succeeding level shall have fifteen calendar days to resolve the dispute. In the event an amicable resolution cannot be reached, including any questions regarding the disputes existence, validity, or termination, the dispute shall be referred to and finally resolved by arbitration under the rules of the American Arbitration Association. The arbitral panel shall consist of three
     (3) arbitrators. Each Party shall select an arbitrator and these arbitrators shall select a third who shall preside over the arbitral panel. Discovery will be permitted and the arbitrators shall render a decision within ninety (90) calendar days after completion of the arbitration. The decision of the arbitrators shall be consistent with the applicable law. The place of arbitration shall be Texas.

(b) All information and data disclosed by either Party in connection with the arbitration of any dispute relating to this Contract shall be treated by the Parties, the representatives of the Parties, and the arbitration panel as information and data disclosed in confidence and proprietary, and no disclosure of such information shall be made by the other Party, its representatives, and agents.

(c) The arbitrators shall divide all costs incurred in conducting the arbitration in the final award in accordance with what they deem just and equitable under the circumstances. The arbitrators shall state their award and the respective proportions to both Parties. Each Party shall bear the burden of its own counsel fees incurred in connection with arbitration proceedings under this Contract.

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SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

(d) The arbitrator's decision will be final and binding upon and will be the sole and exclusive award will be enforceable in the applicable courts of law.

(e)  This clause takes precedence over the Disputes clause in 52.212-4.

                                   ARTICLE 17

                                  GOVERNING LAW

17.1 RIGHTS, REMEDIES AND CHOICE OF LAW

The rights and remedies herein reserved to the Buyer shall be in addition to any other or further rights and remedies provided in law or equity and all the rights and obligations of the parties shall be governed and constituted by the laws of the State of Texas.

                                   ARTICLE 18

                      COMPLIANCE WITH LAWS AND REGULATIONS

18.1 GENERAL

Buyer and Seller agree to comply with all applicable local, state, provincial and federal laws and executive orders and regulations issued pursuant thereto and agrees to defend, indemnify, and hold each other harmless from any claim, suit, loss, cost, damage, expense (including attorneys' fees), reduction to the Buyer's prime contract price by the Government, or other liability by reason of each other's violation thereof. Nothing in this Subcontract or in any requirement under this Subcontract shall be construed to mean that either party should perform such work in violation of any law, statute, code or ordinance.

18.2 COMPLIANCE WITH REGULATIONS FOR WORK PERFORMED ON A GOVERNMENT INSTALLATION

In the event Seller, its employees, agents, subcontractors and/or lower-tier subcontractors enter premises occupied by or under the control of the Government, to perform work under this subcontract, such personnel will be required to comply with all Safety, Health, Environmental, Security, and all other regulations required of all other civilian personnel working on such Government premises, as required under the Prime Contract, and defined in the GOVERNMENT FLOWDOWN CLAUSES AND PROVISIONS, and SPECIAL PROVISIONS Sections of this Subcontract.

                                   ARTICLE 19

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

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

                                      DATA

19.1 TECHNICAL DATA: BUYER FURNISHED DOCUMENTATION

Buyer will coordinate the delivery of information, specifications and documents defined as required in SASA's Proposal as Buyer or Government furnished, in a timely fashion, to assist Seller in performing the Services set forth in SASA's Proposal.

19.2 TECHNICAL DATA: SELLER FURNISHED DOCUMENTATION

The Seller will provide Technical and other Data as required by the Subcontract Data Requirements List. The data shall comply with the applicable regulations and specifications as required in the Subcontract.

19.3 RESERVED

19.4 RIGHTS IN DATA

19.4.1 Reproduction. Rights

Buyer does not grant or convey to Seller by this Subcontract

(i) Any reproduction rights in or to the articles called for hereunder, or (ii) any right to use designs, drawings, or other information belonging to Buyer or supplied by or on behalf of the Buyer for use in the performance of this contract, in the production, manufacture or design of any articles for anyone other than Buyer or the Government, where the Government has such rights.

(ii) Unless separately defined in this Subcontract the parties shall retain all rights, titles and interest in and to all information, data, designs and inventions furnished to each other for the purpose of assisting in the performance of the Subcontract or in the submission of a proposal for such performance, whether furnished prior to or after acceptance of the Subcontract.

(iii) No information, data, designs and inventions including that provided by the Government, including information regarding the award or performance of this Subcontract shall be reproduced or used by the receiving party, except in the performance of this contract, or disclosed by the receiving party to others without the consent of the originating party. Upon completion of performance hereunder, all such information, data, designs and inventions shall be promptly returned to the originating party.

19.4.2 Government's Rights in Data

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

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

The Parties agree that the Government's rights, if any, in data produced under this Subcontract shall be governed by FAR Clause 52.227-14, incorporated by reference in the GOVERNMENT FLOWDOWN CLAUSES AND PROVISIONS.

19.4.3 Proprietary Information Agreement

A proprietary information agreement setting forth the rights and obligations of the party regarding proprietary information is set forth in Exhibit L.

                                   ARTICLE 20

                                   (RESERVED)

                                   ARTICLE 21

                             INDEPENDENT CONTRACTOR

21.1 RELATIONSHIP OF THE PARTIES

Seller's relationship to Buyer in the performance of this Subcontract is that of an independent contractor. Seller's personnel performing services under this Subcontract shall, at all times, be under Seller's exclusive control and direction. Buyer has agreed to perform certain common services for all subcontractors which are as follows: 1) Complete payroll services for subcontractor exempt (not including those exempts that Seller retains on its Home Office payroll) and non-exempt employees at the rate of $l60 per employee annually for providing payroll checks; 2)Administrative costs for providing Medical and Human Resources Services to include: hiring administration (screening of applicants) benefits administration, employee data base administration, employee relations, induction training, development of training programs with technical schools, and general first aid, internal security, and pre-employment medical defined as providing access to audio screening and drug screening (and during Transition only providing access to required medical physicals for employees working in designated OSHA areas) at a rate per annum in accordance with the rates in Exhibit K, Schedule G-Human Resources/Medical Services Expense by Fiscal Year. Seller will reimburse Buyer monthly in accordance with and for the benefits provided on the common benefits on Attachment N. By providing these services LMKAC does not in any way assume liability for any employees working in the PBA other than its own. 3) Landlord services to include leased facilities, facility repair and maintenance utilities, custodial, E,H&S, quality assurance interface with in accordance with the rates in Exhibit L, Schedule F-Occupancy Expenses by Fiscal Year. These costs will be provided to Seller for inclusion in their CLIN price to Buyer.

Additionally below the line of Seller's CLIN pricing, Buyer will add additional cost for providing Logistics and Warehouse Services to include Packaging, Handling, Storage, and Transportation (PHST), inter-plant transportation, GFM, Reparables, and Postal type services. Buyer will also add on

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SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

G&A below the Seller CLIN price line.

In the event Seller brings commercial work to the Kelly facility all of the above rates will be revisited repriced and negotiated between Buyer and Seller as necessary to reflect the changed condition.

Finally, if Buyer or Seller believes the cost associated with these relationships have changed, either may provide a proposal to the each other substantiating said changes and both parties will negotiate valid changes on good faith.

                                   ARTICLE 22

22.0 GRATUITIES

The Seller shall not offer gratuities (in the form of entertainment, gifts, or otherwise) to any officer, official or employee of Buyer or the Government with a view toward securing this Subcontract or securing favorable treatment with respect to the award or amendment of this Subcontract or the making of any determination with respect to the performance of this Subcontract.

                                   ARTICLE 23

                      SUBCONTRACT ADMINISTRATION PROVISIONS

23.1 NOTICES

All notices, requests or designation given in connection with this Subcontract will be given in writing and will be sent by first class mail, (postage prepaid) telegram, teletype, telex, fax, cable or any other customary means of communication to the addresses listed below, unless either party hereto notifies the other party of a different address. Such changes in addressee for the serving of notices shall be changed by official notice from one party to the other party.

If to Seller:      Standard Aero San Antonio, Inc.
                   Eden 100 Building
                   5100 Eden Avenue, Suite 105
                   Minneapolis, MN 55436
                   Attn: Paul Soubry Jr.
                   Telephone: 204778-2754
                   Fax: 204778-2227

and if to Buyer:

                   Lockheed Martin Kelly Aircraft Center
                   4335 Piedras Dr. W. Suite 210

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

                   San Antonio, TX.,78228
                   Attn: Hal Chaitman
                   Telephone: (210) 738-9580
                   FAX: (210) 738-0316

or to such other address as either party shall from time to time designate by notice to the other party.

23.2 ADMINISTRATION

The Seller's Point of Contact has sole responsibility for representing Seller in matters affecting the requirements of the Subcontract. The requirements of this Subcontract can be modified only by written direction of the Buyer's Subcontract Administrator or by issuance of an amendment to this Subcontract.

The Seller's Point of Contact for this Agreement is Paul Soubry Jr. Seller may redesignate its Point of Contact by written notice to Buyer.

The Buyer's Director of Contracts or designated delegates has sole responsibility for representing Buyer in matters affecting the requirements of the Subcontract. The requirements of this Subcontract can be modified only by written direction of these representatives or by issuance of an amendment to this Subcontract.

The Buyer's representative for this Subcontract is: Comelius McElveen

23.3 BUYER REPRESENTATION

Buyer may, during the performance of all Services, provide a Engine Repair Representative, who shall have the authority on behalf of the Buyer to bind Buyer, to accept performance of the Services and furnishing of materials, sign work orders, for additional over and above work, Non-Routine work or Extra Services and purchase orders issued by the appropriate authorizing agency identified in this Subcontract, and in general so represent Buyer in connection with the services provided by the Seller.

All inspections and examinations by Buyer and its Representatives shall be performed in such manner as to not unduly delay or hinder the performance by Seller of its obligations hereunder or its normal commercial business practices. Seller will allow the Buyer Representative access to all services being performed under this Subcontract.

                   GOVERNMENT FLOWDOWN CLAUSES AND PROVISIONS

1.0  GENERAL

The provisions of the Federal Acquisition Regulations (FAR) as referenced herein are incorporated into this Contract with the same force and effect as if they were given in full text. Upon request, Buyer will

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SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

make their full text available. The effective date of the mandatory FAR flow down clauses for this contract and referenced in these terms and conditions shall be the same as the corresponding clauses in the prime contract effective on the date of contract award. Any changes which affect the FAR clauses listed herein and as dictated by the respective U.S. Government prime contract, shall become part of this contract and the date of applicability shall be same as the date of applicability to the prime contract.

2.0  AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)

(a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the date of the clause.

(b) The use in this solicitation or contract of any DOD Federal Acquisition Regulation Supplement, (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the name of the regulation.

3.0  PRIME CONTRACT CLAUSES INCORPORATED BY REFERENCE

The provisions of the Federal Acquisition Regulations (FAR) and other clauses and provisions from the contract resulting from U.S. Air Force Request for Proposal No. F41608-98-R-0084 as referenced herein are incorporated into this Subcontract with the same force and effect as if they were given in full text. Where necessary or appropriate to derive proper meaning in this Subcontract, where not otherwise inconsistent with the terms of the clause, "Contractor" shall mean "Seller", "Contracting Officer" shall mean "Buyer" and "Government" shall mean Buyer or the Government, whenever appearing in the clauses."

3.1  FULL TEXT PRIME CONTRACT CLAUSES

The Clause reference numbers shown below are incorporated from the referenced prime contract:

               FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1)

CLAUSE NUMBER                             TITLE
-------------                             -----
  52.246-11     Higher Level Contract Quality Requirement (Apr 1984)
                Complete the blank as follows: (b) ISO 9002 or equivalent

  52.247-29     F.O.B. Origin (Jun 1988)

  52.147-32     F.O.B Origin, Freight Prepaid (Jun 1988)

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

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

  52.247-34     F.O.B Destination (Nov 1991)

  52.247-65     F.O.B. Origin, Prepaid Freight Small Package Shipment (Jan 1991)

  52.252-2      Clauses Incorporated By Reference (Feb 1998)

  52.207.3      Right of First Refusal of Employment (Nov 1991)

  52.212-4      Contract Terms and Conditions--Commercial Items (May 1998)
                Addenda - (c) Changes. The Contracting Officer may make unilateral changes to the list of Time Compliance Technical
                Orders (TCTO) referenced in this document as well as the ordering period referenced in paragraph (a) of the ordering clause. All other changes in the terms and conditions of this contract may be made only by written agreement of the parties.

  52.212-5      Contract Terms and Conditions Required to implement
                Statutes or Executive Orders-Commercial Items (Apr 98)

  52.222-3      Convict Labor

  52.233-3      Protest After Award

  52.203-6      Restriction on Subcontractor Sales to the Government with
                Alternate I

  52.203-10     Price or Fee Adjustment for Illegal or Improper Activity

  52.219-8      Utilization of Small Business Concerns and Small Disadvantaged
                Business Concerns

  52.219-9      Small, Small Disadvantaged and Women-Owned Small Business
                Subcontracting Plan

  52.222-26     Equal Opportunity

  52.222-35     Affirmative Action for Special Disabled and Vietnam Era Veterans

  52.222-36     Affirmative Action for Handicapped Workers

  52.222-37     Employment Reports on Special Disabled Veterans and

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

SUBCONTRACT                                                    23 September 1998
NO LMKACS 98-0001

                Veterans of the Vietnam Era

  52.216-18     Ordering (Oct 1995)
                The blanks are completed as follows:

                    (a) issued from the effective date as it appears on the face of this contract through a period of seven years.

                    Beginning at the end of the first year, the Contracting
                    Officer may adjust the above ordering period on an annual
                    basis through the issuance of a unilateral modification.
                    Etc.....

  52.216-19     Ordering Limitations (Oct 1995)

                    (a) $2,500

                    (b) (1) $300,000,000

                    (b) (2) $300,000,000

                    (b) (3) 10 Calendar days

                    (c) 30 calendar days

                               SPECIAL PROVISIONS

             SELLER'S LOWER TIER SUBCONTRACT CLAUSES AND MANAGEMENT

SP 1.0 FLOWDOWN CLAUSES

     (a) In the event any of the clauses of these Terms and Conditions require the Seller to incorporate their content, either in full or in substance in Seller's subcontracts or purchase orders, said clauses shall be so incorporated by the Seller.

     (b) The absence of any requirement herein that the Seller pass on to its subcontractors the content or substance of any statute or law of the United States, or any regulation having the force and effect of law, shall not constitute a waiver, relief, or exemption of the Seller from compliance with such statute, law or regulation.

SP 1.1 SUBCONTRACT MANAGEMENT

          Seller is responsible for the management of its subcontractors/supplier/vendors with visibility through the lowest tier of subcontractors. The Seller shall insure that each subcontract contains all specifications, special requirements, and clauses needed to comply with the requirements of this contract. Seller shall encourage and, where applicable, shall require its subcontractors to submit risk analysis, alternate technical proposals and proposals for off-the-shelf hardware as a means of achieving practical

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

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

     tradeoffs. Any technical, schedule and/or cost problems encountered by the Seller or its subcontractors shall be promptly reported to the Buyer.

SP 1.2 LOWER-TIER SUBCONTRACTS

     No Subcontract shall be made by the Seller with any other party for furnishing any of the completed or substantially completed articles (except spare parts), or work herein contracted for without the written approval of the Buyer.

                               SPECIAL PROVISION 2

                                   (RESERVED)

                               SPECIAL PROVISION 3

SP 3.0 STATUS REVIEWS

     Buyer or Contracting Officer, or his designated representative, may visit Seller's facilities to review progress, discuss problems/failures and witness testing pertaining to the requirements of this contract. Seller shall provide adequate information in response to reasonable requests of Buyer or Contracting Officer or his authorized representative on contract performance as required.

                               SPECIAL PROVISION 4

SP 4.0 DEFENSE RATED CONTRACT

     The Prime Contract (F34601-99-D-0002) has a United States Government priority rating of D0-A1 certified for National Defense under DMS regulation No. 1.

                               SPECIAL PROVISION 5

SP 5.0 SPECIAL PROVISIONS RELATIVE TO UNPRICED ORDERS

                                    RESERVED

                               SPECIAL PROVISION 6

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

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

SP 6.0 NOTICE OF INCORPORATION OF SECTION K

     Exhibit M, Section K will not be distributed with the contract; however, it is incorporated in and forms a part of this Subcontract as though furnished in full text herewith:

     Section   Tide
     -------   ----
        K      Offeror Representations and Certifications- Commercial Items

                               SPECIAL PROVISION 7

SP 7.0 SELLER'S PERSONNEL

     1. Any employees of the Seller providing services hereunder at any United States military installation shall at all times be in the employment of the Seller and shall not be employees of the Buyer or the Government

     2. The Seller shall instruct each employee assigned to perform services hereunder aboard any United States military installation to render said services in accordance with all directives and regulations applying to Seller employees, as issued or approved by the Commanding Officer of the facility to which the employee is assigned. In the event there is a conflict between the Seller and the Facility Commanding Officer as to the applicability of a local facility regulation, Buyer or Buyer's Site Manager shall be immediately notified as to enforcement of the disputed regulation.

     3. If the Buyer or Buyer's Site Manager finds it to be in the best interest of Buyer, he may at any time during the performance of this Subcontract, order the Seller to remove any of his personnel from further performance under this Subcontract for reasons of unethical conduct, security, misconduct, or for violation of installation regulations. In the event that it becomes necessary to replace any Seller personnel for any of the above reasons, the Seller shall accomplish the removal immediately.

          When the reason for the removal request is due solely to misconduct on the part of the employee, replacement shall be at the Seller's expense and not chargeable to the Buyer.

     4. All Seller Employees performing work on a Government Installation under this Subcontract shall comply with the Security, Safety and Accident Prevention requirements established for that Installation. Any violation of these regulations and requirements, unless reasonably and promptly corrected as directed by the Government or by the Buyer Representatives, shall be grounds for termination of this Subcontract in accordance with the Default Clause.

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

SUBCONTRACT                                                    23 September 1998
NO LMKAC98-0001

                               SPECIAL PROVISION 8

SP 8.0 UNION ORGANIZATIONS

     In the event of initiation of a labor union organization at LMKAC or at any of its subcontractors, the centralized LMKAC Human Resources Group, with subcontractor representation, will serve as the lead organization to address all workforce concerns/issues and will serve as the point of contact representing LMKAC and all of its subcontractors. Should the results of any attempt to establish a labor union organization representing any or the entire non-exempt workforce prove to be successful, the centralized LMKAC Human Resources Group, with subcontractor representation, will represent Lockheed Martin and any LMKAC subcontractors in any and all Labor Union discussions and/or negotiations.

                               SPECIAL PROVISION 9

SP 9.0 ECONOMIC PRICE ADJUSTMENT (EPA)

(a) The originally proposed contract unit prices that comprise the Total Aggregate Price (TAP) will be adjusted annually for changes in the national economy. Adjustments will be made to each year beginning in FY 2001 based upon the formula specified in paragraph (f) of this clause and the computation worksheet at the end of this clause. Adjustments may be downward or upward.

(b) No adjustment will be made unless the net escalation amount is greater than [/\] per year. If the net increase or decrease exceeds [/\] per year, an adjustment to all prices for that year will be made.

(c)  The standards of measurement for this clause will be:.

          (1) Material index - Producer Price Index for Aircraft Engine Parts and Accessories, Product Cost 3724-4, not seasonally adjusted, as it appears in the periodical Producer Price Indexes published by the U.S. Department of Labor, Bureau of Labor Statistics (BLS).

          (2) Labor index - Employment Cost Index for Total Compensation, Aircraft Manufacturing (ECI 3721), private industry, not seasonally adjusted, as it appears in the periodical Monthly Labor Review as published by the U.S. Department of Labor, Bureau of Labor Statistics
          (BLS).

          (3) The base indices shall be those announced or published as final by the BLS for the latest reporting period preceding contract award. The current period indices shall be those

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                                  Page 33 of 81

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

     announced or published as final for the latest period preceding the FY for which the review/adjustment is to be made.

     (4) In the event the BLS discontinues or suspends publication of the index in paragraphs c(l) and c(2), the parties shall agree upon an appropriate substitute for the discontinued index for use under this clause. In the event the BLS significantly alters the method of calculating the indices, appropriate adjustment shall be made by the parties to put the contract on a comparable basis with the indices calculated before the change or the parties shall agree to an appropriate substitute index. If the parties cannot agree to a substitute or comparable index, the Contracting Officer shall unilaterally determine an appropriate index within 60 days after an index has been discontinued or altered in method of calculation.

(d) Required economic adjustments for contract line items will be determined 6 months prior to the start of the fiscal year. This economic price adjustment will be determined as follows:

     Multiply the current period indices for labor by [/\] and material by [/\] and total for a current period composite index. Multiply the base period indices for labor by [/\] and material by [/\] and total for a base period composite index. Subtract the base period composite index from the current period composite index and divide the difference by the base period composite index. Multiply the result times the unit price to determine the price adjustment. Add the price adjustment to the original unit price to determine the adjusted unit price or to determine the adjusted hourly rates.

(e) Use the following criteria for making calculations under this clause, round:

     (1)  decimals to 3 decimal places;

     (2)  dollar calculations to the nearest whole dollar;

     (3)  up numbers equal to or greater than 5;

     (4)  down numbers less than or equal to 4

(f) Any dispute arising under this clause shall be determined according to the "Disputes" clause of this contract.

(g) Computation Worksheet:

                                                      Result
                                              ---------------------
    Example                           Labor   Materials   Composite
    -------                           -----   ---------   ---------
Assigned Weight                        40%       60%        Index

(1)  Current Period Indices            [/\]      [/\]        [/\]

(2)  Subtract Base Period Indices      [/\]      [/\]        [/\]

(3)  Equals Rate Difference            [/\]      [/\]        [/\]


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                                  Page 34 of 81

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

(4)  Labor Adjustment Factor (3)/(2)         [/\]      [/\]        [/\]

(5)  Original Unit Price                     [/\]      [/\]        [/\]

(6)  Price Adjustment (4) times (5)          [/\]      [/\]        [/\]

(7)  Adjusted Unit Price (5) plus (6)        [/\]      [/\]        [/\]

                              SPECIAL PROVISION 10

SP 10.0 PRICE REDETERMINATION-PROSPECTIVE

(a) General. The unit prices stated in this contract shall be periodically redetermined in accordance with this clause, except that

          (1) the prices for services performed before the first effective date of price redetermination (see paragraph (c) of this clause) shall remain fixed and

          (2) in no event shall the total amount paid under this contract exceed the Total Aggregate. Price, as adjusted for inflation, included in this contract.

(b) Total Aggregate Price. The Total Aggregate Price (TAP) shall be comprised of the sum of products of the original contract unit prices times the BEQs of all CLINs/ELINs in any given year. For comparison purposes, the TAP shall be adjusted for changes in BEQs and economic price fluctuations by the use of a Price Redetermination Model and EPA Clause H-901. To determine the price variance for any one year, the model shall, for each ELIN, compare the redetermined price times the revised BEQ to the TAP unit price, adjusted for inflation, times the revised BEQ. The sum of the redetermined prices for each year shall not exceed the adjusted TAP.

(c) Basis for redetermination. The basis and methodology for redetermination shall be as set forth below: (Note: The methodology will be excerpted from the contractor's proposal and incorporated herein.)

(d) Price redetermination periods. For the purpose of price redetermination, performance of this contract is divided into successive periods. The first period shall extend from the date of contract award to the end of the fiscal year following the "trigger point". The trigger point is defined as: 30 September 2002. The second and each succeeding period shall extend for 12 months from the end of the last preceding period, except that the parties may agree to vary the length of the final period. The first day of the second and each succeeding period shall be the effective date of price redetermination for that period.

(e) Data submission.

     (1) Six months before the end of each redetermination period, the Government shall provide:

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                                  Page 35 of 81

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

          (i) revised BEQs for each CLIN/SubClin/ELIN in electronic and hard copy format.

          (ii) Total Aggregate Price adjusted IAW Price Adjustment Model and EPA Clause H-901.

     (2) Not more than two (2) months after the Government has provided revised BEQs and adjusted the TAP, the contractor shall submit proposed prices for services that may be performed in the next succeeding period. The offeror shall provide these prices in the electronic and hard copy format as provided in (e)(1)(i) above and sufficient documentation to support the accuracy and reliability of this estimate and (ii) to show that the prices were proposed in accordance with this contract.

     (3) If the contractor fails to submit the data required by subparagraph (2) of this section, within the time specified, the Contracting Officer may suspend payments under this contract until the data are furnished.

(f) Price redetermination. Upon the Contracting Officer's receipt of the data required by paragraph (e)(2) of this clause, the Contracting Officer shall validate that contractor prices were redetermined in accordance with contract method.

(g) Contract modifications. Each redetermination of prices shall be evidenced by a bilateral modification to this contract, stating the redetermined prices that apply during the redetermination period.

(h) Disagreements. If the contractor and the Contracting Officer fail to agree upon redetermined prices for any price redetermination period within 60 days (or within such other period as the parties agree) after the date on which the data required by paragraph (e) of this clause are to be submitted, disagreements shall be resolved by Alternative Disputes Resolution procedures. Pending final Settlement, price redetermination for subsequent periods, if any, shall continue to be negotiated as provided in this clause.

(i) Termination. If this contract is terminated, prices shall continue to be established in accordance with this clause for (1) completed services accepted by the Government and (2) those services not terminated under a partial termination. All other elements of the termination shall be resolved in accordance with other applicable clauses of this contract.

                              SPECIAL PROVISION 11

SP 11 WORKLOAD CHANGES

H-905 Workload Changes

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

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

(a) If the Government causes situations to occur which are beyond the contractor's control and which result in significant changes to the cost and time required to repair engines, the contractor may request contract adjustments by notifying the Contracting Officer in writing within 60 calendar days from the date of the event which resulted in significant changes. Some examples of these situations include:

     (1) Changes in engine usage which result in major increases in engine cycle times

     (2) Changes in organizational or intermediate level maintenance procedures and approaches which adversely impact depot repair costs or times

     (3) Government approved engine or component modifications by others which adversely impact depot repair costs or times

     (4) Significant changes in the environment in which the engines are used (e.g., as a result of sustained deployments in desert areas or other hostile environments in support of regional conflicts) which adversely impact depot repair costs or times.

(b) On the basis of the most accurate information available to the contractor, the notice shall state:

     (1) The date, nature, and circumstances of the event.

     (2) The particular elements of contract performance for which the contractor may seek an equitable adjustment under this clause, including:

               (i) Contract line items that have been or may have been affected by the alleged change

               (ii) Labor or materials or both that have been or may be added, deleted, or wasted by the alleged change

               (iii) Estimated adjustments to the contract price, delivery schedule, and other provisions affected by the alleged change

(c) The Contracting Officer shall within 60 calendar days after receipt of the notice respond in writing and indicate agreement or disagreement with the contractor's request for a contract adjustment. If the Contracting Officer confirms that an event beyond the contractor's control has resulted in significant changes, an equitable adjustment to the contract shall be made. If the contractor's information is inadequate to make a decision, the Contracting Officer shall advise the contractor what additional information is required and establish the date by which it is to be furnished and the date thereafter by which the Government will respond. Changes to the contract made as a result of a request for equitable adjustment, shall be bilateral.

(d) The Government will consider an equitable adjustment in the contract price, for future years, in the event of significant changes in the total amount of workload for an individual category of work regardless of whether the change results from one of the causes in (a)(l)-(4) above or from some other cause. Category of work is defined as:

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                                  Page 37 of 81

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

T56 Engine: Reduction Gear Box
            Turbine Model -7 and -15
            Compressor Module

            Torquemeter
            Overhaul for USAF/Coast Guard/Navy -7, -15Turbine Model-15 2LM USAF -7 and -15 (if CLINS 0003 and 0004 awarded)

Changes shall be measured by comparing the sum of the actual quantities ordered times the contract unit price for those ELINs during any fiscal year. The parties agree that no equitable adjustment shall be requested or made under this clause unless the amount computed for the actual quantities ordered during the previous Government fiscal year varies from that computed for the BEQ quantities by more than 20% above or below the amount computed for the BEQ quantities. Either party must make notification of a request for equitable adjustment under this clause within 60 days after the end of a Government fiscal year.

EXAMPLE

ELIN   FY 99 BEQs   FY 99 Orders   Unit Price   BEQ Total      Order Total
----   ----------   ------------   ----------   ---------      -----------
E074       684         500             $100     $ 68,400        $50,000
E075       356         300             $100     $ 35,600        $30,000
E076        34          10           $1,000     $ 34,000        $10,000
                                                --------        -------
                                                $138,000        $90,000

$138,000 minus $90,000 equals $48,000

$48,000 divided by $90,000 equals 53% (greater than 20%), therefore either party may request an equitable adjustment in contract price (applied prospectively to FY 2000 unit prices).

(e) Any price adjustment made under this clause shall be independent of the H-902, Price Redetermination, and H-901, Economic Price Adjustment clauses and shall not be included in the Total Aggregate Price as described in those clauses.

(f) The exclusive remedy for changes in the amount of work performed on this contract shall be a contract price adjustment as provided in this clause. Changes in the amount of work performed on this contract shall not constitute a breach of this contract.

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                                  Page 38 of 81

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

                              SPECIAL PROVISION 12

SP-12 FRACTURE CRITICAL/DURABILITY CRITICAL PARTS

Engine parts listed in the TRD have been declared to be fracture critical, durability critical, or flight safety critical. These are critical parts and failure of same could result in an aircraft mishap. The parts must be procured only from Government approved sources for the duration of this contract. No waiver to or release of this clause will be granted.
(OC-ALC 98-073)

                              SPECIAL PROVISION 13

SP-13 GOVERNMENT FURNISHED MATERIAL USAGE

(a) The two types of Government-furnished material (GFM) referenced in this contract are defined as: (1) GFM repair parts to be requisitioned from the Government and used to repair end items; and (2) exhibit line items (ELINs), which are end items provided to the contractor, without requisition, to be repaired under the terms of this contract. "Repair parts" are defined as any direct material used in the repair of an ELIN that is not otherwise identified as an ELIN. Contractor shall requisition GFM repair parts to be used in repair of exhibit line items after contract award. Any GFM that does not meet contractor quality and specification standards will be referred to the Government for disposition with supporting rationale. The Government, in conjunction with the contractor, shal1 make the final determination of the usability of the GFM. The Contractor shall scrap only those items that have been condemned by the Government. Contractor shall utilize contractor-furnished material (CFM) repair parts when GFM repair parts are not available. The Government will retain management of and supply all items listed as exhibit line items (ELINs) for the life of the contract.

(b) A "sub-ELIN" is defined as a part/component/assembly that is a separate ELIN on the contract but is also a lower-tier, sub-indentured part/component/assembly used in the repair of another (higher-tier) ELIN. When ELINs, which are end items provided to the contractor for repair, cannot be repaired because sub-ELINs necessary to such repair are either not in the ELINs or must be scrapped, the Government shall make such sub-ELINs available for repair. Such sub-ELINs shall be made available in a timely manner in order to maintain delivery schedules. In the event that a sub-ELIN in reparable condition is not provided by the Government, the government may either provide a new sub-ELIN or direct the contractor to provide a new sub-ELIN; accordingly, the parties shall negotiate an equitable adjustment.
(OC-ALC 98-075)

                              SPECIAL PROVISION 14

SP-14 EXEMPTED WORKLOAD

SEP For the purposes of clause I-173, entitled Requirements (FAR

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                                    38a of 81

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

52.216-21), the Government is not required to order from the contractor the following:

(a) Navy T56 requirements identified in ELINs B01B-B03K, C01B-C03K, D01B-D03K, and E01B-E03K.

(b) F100 module and engine workload which has been designated by the Defense Depot Maintenance Council (DDMC) as core workload to the Government.

(c) Workload which is on repair contract (or on an initiated purchase request) at the time of the PBA contract award, until the expiration of those pre-existing contracts or contracts resulting from an initiated purchase request.

(d) Foreign Military Sales (FMS) workload.

(e) F100 module and accessory workload generating within the European theater. (OC-ALC 98-077)

                              SPECIAL PROVISION 15

SP-15 JOINT INVENTORY

The Government and the contractor will jointly inventory the equipment and Government-owned material currently used to perform the PBA workload. The purpose of this inventory will be to transfer custody of the equipment items identified in the contractor's proposal to be used to perform the workload, transfer custody of Government-owned material, and to transfer custody of the remaining equipment items to the Greater Kelly Development Corporation (GKDC), or for disposition through routine Air Force supply procedures. The joint inventory will be accomplished in accordance with the procedures described in the contractor's approved transition integration plan (TIP). Equipment discovered or identified during the Joint Inventory that had not been previously identified by the Government and that is required for performance will be added to the Contractor's list of GFE if requested by the Contractor.

                              SPECIAL PROVISION 16

SP-16 CONTRACTOR ACQUIRED MATERIAL (CAP) PROCEDURES AND LIMITATIONS 1998

(a) The contractor is authorized, subject to the obligation of adequate funds, to acquire CAP EOQ material items (ERRCs other than t, c, s, and u) without additional written approval when GFM is not or will not be available in sufficient time to produce ordered ELINs. CAP reparable items (ERRCs t, c, s, and u) require ACO/PCO approval prior to acquisition. In no event shall the Contractor acquire and invoice the Government for material in excess of the order obligation amount for CAP. If CAP is required which exceeds the order obligation amount, the Contractor shall notify the ACO with the circumstances and request the Government's disposition.

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                                    38b of 8l

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

(b) The Contractor shall submit invoices specifying the CAP acquired through the ACO to the payment office specified in this contract. Specific invoice procedures shall be established between the Contractor and the ACO after award of this contract. The invoice shall reference CLIN 0007 and the specific ELIN for which the CAP was acquired and utilized.

(c) Appendix B shall be used for GFM requisitioning and reporting instructions. (OC-ALC 98-082)

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                                     38c of 81

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

                  EXHIBIT A-SUBCONTRACT DATA REQUIREMENT LIST

The following data items are required to be submitted by SASA with the distribution and frequency as stated in the Exhibit J contract data item description at no additional cost as provided for in accordance with CLIN 0006.

     A001 Comprehensive Engine Management System (CEMS) Reporting

     A002 Changes to the EJ/FJ Stock Record Account Number

     A003 Time Compliance Technical Order (TCTO) Reporting

     A004 Certificate of Deletion

     A005 Comprehensive Engine Management System(CEMS) Reporting

     A006 Alert/Safe-Alert

     A007 Response to an Alert/Safe-Alert

     A008 Gov't Furnished Mat'l (GFM) and End Item Transaction Reporting

     A009 Teardown Deficiency Report

     A00A Quality Deficiency Report

     A00B Logbooks & Records, Aircraft & Aeronautical Equipment

     A00C Gov't Furnished Equipment Repair Status Report

     A00D Airframe & Engine Tracked Components & Related Equipment

     A00E Gov't Furnished Information Deficiency Report

     A00F Failure Summary and Analysis Report

     A00G Teardown Deficiency Report

     A00H Records Transmittal and Receipt

     A00I Request for Engineering or Technical Assistance

     A00J Request for Engineering or Technical Assistance

     A00K Contractor's Progress Status & Management Report

     A00L Conference Agenda

     A00M Conference Minutes

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                                  Page 39 of 81

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

                 EXHIBIT B-FIXED PRICE EXHIBIT LINE ITEM NUMBERS

     The negotiated subcontractor ELIN Pricing attached hereto as pages numbered 1 through X constitutes Exhibit B.

                                  STANDARD AERO
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                          ELIN UNIT PRICES - EXHIBIT B

                                                                       14-Sep-98

ELIN   DESCRIPTION                       FY99   FY00   FY01   FY02   FY03
----   -----------                       ----   ----   ----   ----   ----
B001   Shaft, Turbine
B002   Reduction Gearbox
B003   Turbine Inlet Case
B004   Rear Turbine Bearing Support
B005   Combustion Liner
B006   Prop Brake Assembly
B007   Cold Section
B008   Cold Section
B009   Cold Section
B00A   Intentionally Left Blank.
B00B   Intentionally Left Blank.                         [/\]
B00C   Intentionally Left Blank.
B00D   Turbine Tie Bolt
B00E   Housing, Antifriction
B00F   Turbine Rotor
B00G   Combustion Liner
B00H   Turbine Rotor
B00J   Front Turbine Bearing Support
B00K   Support Assy
B00L   Torquemeter
B00M   Speed Sensing Control
B00N   Fuel Pump Assembly
B00P   Shaft Assy
B00Q   Case, Combustion
B00R   Vane, Nozzle
B00S   Vane, Nozzle
B00T   Support, Turbine
B00U   Seal R T X
B00V   Housing, Gearbox

[ /\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS CHART; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

B00W   Vane, Nozzle
B00X   Support, Turbine
B00Y   Vane, Nozzle
B00Z   Case, Combustion
B010   Chamber, Combustion
B011   Case, Combustion
B012   Nozzle
B013   Housing
B014   Case And Vane
B015   Support, Turbine
B016   Nozzle, Turbine
B017   Power Section
B018   Power Section
B019   Power Section
B01A   Power Section
B01B   Power Section
B01C   Gearbox                                         [/\]
B01D   Torquemeter
B01E   Power Section
B01F   Gearbox
B01G   Torquemeter
B01H   Power Section
B01J   Gearbox
B01K   Torquemeter
B0IL   501-K17 Power Section
B01M   501-K17 Turbine Section
B01N   Compressor Rotor Assy
B01P   Nozzle
B01Q   Gearshaft
B01R   Case, Compressor
B01S   Spur Gear
B01T   Case And Vane
B01U   Spur Gear
B01V   Diffuser
B01W   Gearbox Housing
B01X   Gear, Spur
B01Y   Support, Assy
B01Z   Case And Vane
B020   Seal, Labyrinth
B021   Brake, Prop Shaft
B022   Combustion Liner
B023   Turbine Rotor (All Series iii)
B024   Vane, Turbine Engine

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                                  Page 41 of 81

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

B025   Vane, Turbine Engine
B026   Container (Planetary Gear)
B027   Container
B028   Container, Power Section
B029   Container, Torquemeter
B02A   Anti-Friction Housing
B02B   Turbine Disk
B02C   Cable Assy (-425)
B02D   Valve Assy (-14/16)
B02E   Valve Assy (-14/16)
B02F   Harness (-16/425)
B02G   Harness (-14)
B02H   Pump Assy
B02J   Harness (-14)
B02K   Harness (-425)
B02L   Fuel Control (-14)                              [/\]
B02M   Fuel Control (-16)
B02N   Valve Assy (-14/425)
B02P   Fuel Control (-425)
B02Q   Valve, Solenoid
B02R   Pump Assy (All)
B02S   Cable Assy (-425)
B02T   Pump Assy (All SeriesIII)
B02U   Solenoid (-425/427)
B02V   Wiring Harness
B02W   Pump & Filter (All)
B02X   Pump Assy (All)
B02Y   Control Assy
B02Z   Pump, Rotary
B030   Wiring Harness
B031   Coordinator Control
B032   Switch Assy, Thrust
B033   Control Coordinator
B034   Vibrator
B035   Control
B036   Rotary Pump
B037   Coordinator Control
B038   Valve, Solenoid
B039   Cable Assy
B03A   Valve, Temperature
B03B   Valve
B03C   Actuator
B03D   Fuel Nozzle

[ /\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS CHART; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

B03E   Valve
B03F   Case, Turbine
B03G   Turbine Vane Support
B03H   Case And Vane Assy                              [/\]
B03J   Case And Vane Assy
B03K   Case And Nozzle

[ /\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS CHART; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

                         EXHIBIT C-FIXED PRICE LINE ITEMS

The negotiated Subcontract ELIN Pricing attached hereto constitutes Exhibit C.

                                  STANDARD AERO
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                          ELIN UNIT PRICES - EXHIBIT B

                                                                       14-Sep-98

ELIN            DESCRIPTION            FY99   FY00   FY01   FY02   FY03
----            -----------            ----   ----   ----   ----   ----
B001   Shaft, Turbine
B002   Reduction Gearbox
B003   Turbine Inlet Case
B004   Rear Turbine Bearing Support
B005   Combustion Liner
B006   Prop Brake Assembly
B007   Cold Section
B008   Cold Section
B009   Cold Section
B00A   Intentionally Left Blank
B00B   Intentionally Left Blank                       [/\]
B00C   Intentionally Left Blank
B00D   Turbine Tie Bolt
B00E   Housing, Antifriction
B00F   Turbine Rotor
B00G   Combustion Liner
B00H   Turbine Rotor
B00J   Front Turbine Bearing Support
B00K   Support Assy
B00L   Torquemeter
B00M   Speed Sensing Control
B00N   Fuel Pump Assembly
B00P   Shaft Assy
B00Q   Case, Combustion
B00R   Vane, Nozzle
B00S   Vane, Nozzle
B00T   Support, Turbine
B00U   Seal R T X
B00V   Housing, Gearbox
B00W   Vane, Nozzle
B00X   Support, Turbine

[ /\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS CHART; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

SUBC0NTRACT                                                    23 September 1998
NO LMKAC 98-0001

B00Y   Vane, Nozzle
B00Z   Case, Combustion
B010   Chamber, Combustion
B011   Case, Combustion
B012   Nozzle
B013   Housing
B014   Case And Vane
B015   Support, Turbine
B016   Nozzle, Turbine
B017   Power Section
B018   Power Section
B019   Power Section
B01A   Power Section
B01B   Power Section                                 [/\]
B01C   Gearbox
B01D   Torquemeter
B01E   Power Section
B01F   Gearbox
B01G   Torquemeter
B01H   Power Section
B01J   Gearbox
B01K   Torquemeter
B01L   501-K17 Power Section
B01M   501-K17 Turbine Section
B01N   Compressor Rotor Assy
B01P   Nozzle
B01Q   Gearshaft
B01R   Case, Compressor
B01S   Spur Gear
B01T   Case And Vane
B01U   Spur Gear
B01V   Diffuser
B01W   Gearbox Housing
B01X   Gear, Spur
B01Y   Support, Assy
B01Z   Case And Vane
B020   Seal, Labyrinth
B021   Brake, Prop Shaft
B022   Combustion Liner
B023   Turbine Rotor (All Serires III)
B024   Vane, Turbine Engine
B025   Vane, Turbine Engine
B026   Container (Planetary Gear)

[ /\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS CHART; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

B027   Container
B028   Container, Power Section
B029   Container, Torquemeter
B02A   Anti-Friction Housing
B02B   Turbine Disk
B02C   Cable Assy (-425)
B02D   Valve Assy (-14/16)
B02E   Valve Assy (-14/16)
B02F   Harness (-16/425)
B02G   Harness (-14)
B02H   Pump Assy
B02J   Harness (-14)
B02K   Harness (-425)                                [/\]
B02L   Fuel Control (-14)
B02M   Fuel Control (-16)
B02N   Valve Assy (-14/425)
B02P   Fuel Control (-425)
BO2Q   Valve, Solenoid
B02R   Pump Assy (All)
B02S   Cable Assy (-425)
BO2T   Pump Assy (All SeriesIII)
B02U   Solenoid (-425/427)
B02V   Wiring Harness
B02W   Pump & Filter (All)
B02X   Pump Assy (All)
B02Y   Control Assy
B02Z   Pump, Rotary
B030   Wiring Harness
B031   Coordinator Control
B032   Switch Assy, Thrust
B033   Control Coordinator
B034   Vibrator
B035   Control
B036   Rotary Pump
B037   Coordinator Control
B038   Valve, Solenoid
B039   Cable Assy
B03A   Valve, Temperature
B03B   Valve
B03C   Actuator
B03D   Fuel Nozzle
B03E   Valve
B03F   Case, Turbine

[ /\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS CHART; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

B03G   Turbine Vane Support
B03H   Case And Vane Assy
B03J   Case And Vane Assy                            [/\]
B03K   Case And Nozzle

[ /\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS CHART; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

                     EXHIBIT D-FIXED PRICE LINE ITEM NUMBERS

The negotiated Subcontract ELIN Pricing attached hereto as pages numbered 1 through X constitutes Exhibit D.

                                  STANDARD AERO
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                          ELIN UNIT PRICES - EXHIBIT D

                                                                       14-Sep-98

ELIN   DESCRIPTION                     FY99   FY00   FY01   FY02   FY03
----   -----------                     ----   ----   ----   ----   ----
D001   Shaft, Turbine
D002   Reduction Gearbox
D003   Turbine Inlet Case
D004   Rear Turbine Bearing Support
D005   Combustion Liner
D006   Prop Brake Assembly
D007   Cold Section
D008   Cold Section
D009   Cold Section
D00A   Intentionally Left Blank.
D00B   Intentionally Left Blank.                     [/\]
D00C   Intentionally Left Blank.
D00D   Turbine Tie Bolt
D00E   Housing, Antifriction
D00F   Turbine Rotor
D00G   Combustion Liner
D00H   Turbine Rotor
D00J   Front Turbine Bearing Support
D00K   Support Assy
D00L   Torquemeter
D00M   Speed Sensing Control
D00N   Fuel Pump Assembly
D00P   Shaft Assy
D00Q   Case, Combustion
D00R   Vane, Nozzle
D00S   Vane, Nozzle
D00T   Support, Turbine
D00U   Seal R T X
D00V   Housing, Gearbox
D00W   Vane, Nozzle
D00X   Support, Turbine
D00Y   Vane, Nozzle

[ /\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS CHART; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

D00Z   Case, Combustion
D010   Chamber, Combustion
D011   Case, Combustion
D012   Nozzle
D013   Housing
D014   Case And Vane
D015   Support, Turbine
D016   Nozzle, Turbine
D017   Power Section
D018   Power Section
D019   Power Section
D01A   Power Section
D01B   Power Section
D01C   Gearbox
D01D   Torquemeter
D01E   Power Section                                  [/\]
D01F   Gearbox
D01G   Torquemeter
D01H   Power Section
D01J   Gearbox
D01K   Torquemeter
D01L   501-K17 Power Section
D01M   501-K17 Turbine Section
D01N   Compressor Rotor Assy
D01P   Nozzle
D01Q   Gearshaft
D01R   Case, Compressor
D01S   Spur Gear
D01T   Case And Vane
D01U   Spur Gear
D01V   Diffuser
D01W   Gearbox Housing
D01X   Gear, Spur
D01Y   Support, Assy
D01Z   Case And Vane
D020   Seal, Labyrinth
D021   Brake, Prop Shaft
D022   Combustion Liner
D023   Turbine Rotor (All Series III)
D024   Vane, Turbine Engine
D025   Vane, Turbine Engine
D026   Container (Planetary Gear)
D027   Container
D028   Container, Power Section
D029   Container, Torquemeter
D02A   Anti-Friction Housing
D02B   Turbine Disk

[ /\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS CHART; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

D02C   Cable Assy (-425)
D02D   Valve Assy (-14/16)
D02E   Valve Assy (-14/16)
D02F   Harness (-16/425)
D02G   Harness (-14)
D02H   Pump Assy
D02J   Harness (-14)
D02K   Harness (-425)
D02L   Fuel Control (-14)
D02M   Fuel Control (-16)
D02N   Valve Assy (-14/425)
D02P   Fuel Control (-425)
D02Q   Valve, Solenoid
D02R   Pump Assy (All)
D02S   Cable Assy (-425)
D02T   Pump Assy (All SeriesIII)              [/\]
D02U   Solenoid (-425/427)
D02V   Wiring Harness
D02W   Pump & Filter (All)
D02X   Pump Assy (All)
D02Y   Control Assy
D02Z   Pump, Rotary
D030   Wiring Harness
D031   Coordinator Control
D032   Switch Assy, Thrust
D033   Control Coordinator
D034   Vibrator
D035   Control
D036   Rotary Pump
D037   Coordinator Control
D038   Valve, Solenoid
D039   Cable Assy
D03A   Valve, Temperature
D03B   Valve
D03C   Actuautor
D03D   Fuel Nozzle
D03E   Valve
D03F   Case, Turbine
D03G   Turbine Vane Support
D03H   Case And Vane Assy
D03J   Case And Vane Assy
D03K   Case And Nozzle
D0GL   Fuel Nozzle
D0GM   Fuel Control
D0GN   Fuel Control
D0GP   Pump and Filter
D0GQ   Cable AS

[ /\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS CHART; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

D0GR   Actuator
D0GS   Valve Assy
D0GT   Valve, Temp
D0GU   Filter, Fluid
D0GV   Control, Assy
D0GW   Fuel, Fluid
D0GX   Amplifier, Electronic
D0GY   Igniter, Spark
D0GZ   Harness, Wiring
D0H0   Harness, Wiring                     [/\]
D0H1   Ignition Coil
D0H2   Valve Assy
D0H3   Pump Assy
D0H4   Pump Assy X
D0H5   Valve, Solenoid
D0H6   Valve, Solenoid
D0H7   Switch, Pressure
D0H8   Relay Assy
D0H9   Cable Assy
D0HA   Cable Assy
D0HB   Cable Assy
D0HC   Harness, Wiring
D0HD   Valve
D0LV   Power Section
D0LW   Power Section

[ /\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS CHART; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

                EXHIBIT E - FIXED PRICE EXHIBIT LINE ITEM NUMBERS

The negotiated Subcontract ELIN Pricing attached hereto constitutes Exhibit E.

                                  STANDARD AERO
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                          ELIN UNIT PRICES - EXHIBIT E

                                                                       14-Sep-98

ELIN   DESCRIPTION                     FY99   FY00   FY01   FY02   FY03
----   -----------                     ----   ----   ----   ----   ----
E001   Shaft, Turbine
E002   Reduction Gearbox
E003   Turbine Inlet Case
E004   Rear Turbine Bearing Support
E005   Combustion Liner
E006   Prop Brake Assembly
E007   Cold Section
E008   Cold Section
E009   Cold Section
E00A   Intentionally Left Blank.
E00B   Intentionally Left Blank.                     [/\]
E00C   Intentionally Left Blank.
E00D   Turbine Tie Bolt
E00E   Housing, Antifriction
E00F   Turbine Rotor
E00G   Combustion Liner
E00H   Turbine Rotor
E00J   Front Turbine Bearing Support
E00K   Support, Assy
E00L   Torquemeter
E00M   Speed Sensing Control
E00N   Fuel Pump Assembly
E00P   Shaft Assy
E00Q   Case, Combustion
E00R   Vane, Nozzle
E00S   Vane, Nozzle
E00T   Support, Turbine
E00U   Seal R T X
E00V   Housing, Gearbox
E00W   Vane, Nozzle
E00X   Support, Turbine
E00Y   Vane, Nozzle

[ /\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS CHART; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

E00Z   Case, Combustion
E010   Chamber, Combustion
E011   Case, Combustion
E012   Nozzle
E013   Housing
E014   Case And Vane
E015   Support, Turbine
E016   Nozzle, Turbine
E017   Power Section
E018   Power Section
E019   Power Section
E01A   Power Section
E01B   Power Section
E01C   Gearbox
E01D   Torquemeter
E01E   Power Section
E01F   Gearbox
E01G   Torquemeter
E01H   Power Section                                 [/\]
E01J   Gearbox
E01K   Torquemeter
E01L   501-K17 Power Section
E01M   501-K17 Turbine Section
E01N   Compressor Rotor Assy
E01P   Nozzle
E01Q   Gearshaft
E01R   Case, Compressor
E01S   Spur Gear
E01T   Case And Vane
E01U   Spur Gear
E01V   Diffuser
E01W   Gearbox Housing
E01X   Gear, Spur
E01Y   Support, Assy
E01Z   Case And Vane
E020   Seal, Labyrinth
E021   Brake, Prop Shaft
E022   Combustion Liner
E023   Turbine Rotor (All Serires III)
E024   Vane, Turbine Engine
E025   Vane, Turbine Engine
E026   Container (Planetary Gear)
E027   Container
E028   Container, Power Section
E029   Container, Torquemeter
E02A   Anti-Friction Housing
E02B   Turbine Disk

[ /\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS CHART; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

E02C   Cable Assy (-425)
E02D   Valve Assy (-14/16)
E02E   Valve Assy (-14/16)
E02F   Harness (-16/425)
E02G   Harness (-14)
E02H   Pump Assy
E02J   Harness (-14)
E02K   Harness (-425)
E02L   Fuel Control (-14)
E02M   Fuel Control (-16)
E02N   Valve Assy (-14/425)
E02P   Fuel Control (-425)
E02Q   Valve Solenoid
E02R   Pump Assy (All)
E02S   Cable Assy (-425)
E02T   Pump Assy (All Series III)
E02U   Solenoid (-425/427)
E02V   Wiring Harness
E02W   Pump & Filter (All)                    [/\]
E02X   Pump Assy (All)
E02Y   Control Assy
E02Z   Pump, Rotary
E030   Wiring Harness
E031   Coordinator Control
E032   Switch Assy, Thrust
E033   Control Coordinator
E034   Vibrator
E035   Control
E036   Rotary Pump
E037   Coordinator Control
E038   Valve, Solenoid
E039   Cable Assy
E03A   Valve, Temperature
E03B   Valve
E03C   Actuator
E03D   Fuel Nozzle
E03E   Valve
E03F   Case, Turbine
E03G   Turbine Vane Support
E03H   Case And Vane Assy
E03J   Case And Vane Assy
E03K   Case And Nozzle
E0GL   Fuel Nozzle
E0GM   Fuel Control
E0GN   Fuel Control
E0GP   Pump And Filter
E0GQ   Cable AS

[ /\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS CHART; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

E0GR   Actuator
E0GS   Valve Assy
E0GT   Valve, Temp
E0GU   Filter, Fluid
E0GV   Control, Assy
E0GW   Filter, Fluid
E0GX   Amplifier, Electronic
E0GY   Igniter, Spark
E0GZ   Harness, Wiring
E0H0   Harness, Wiring                        [/\]
E0H1   Ignition Coil
E0H2   Valve Assy
E0H3   Pump Assy
E0H4   Pump Assy X
E0H5   Valve, Solenoid
E0H6   Valve, Solenoid
E0H7   Switch, Pressure
E0H8   Relay Assy
E0H9   Cable Assy
E0HA   Cable Assy
E0HB   Cable Assy
E0HC   Harness, Wiring
E0HD   Valve
E0LV   Power Section
E0LW   Power Section

[ /\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS CHART; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

                             EXHIBIT F PAYMENT TERMS

1.0  SUPPLIES OR SERVICE AND PRICES/COSTS

Seller shall furnish to Buyer the supplies and services as called for hereunder necessary to support the T56 Engine Services. The supplies and services are described in the contractor work statement included in this Subcontract and Exhibits attached thereto and shall be furnished in accordance with mutually acceptable terms and conditions also contained in the Subcontract.

2.0  PAYMENT TERMS

I.   INVOICING PROCEDURES

     Invoicing procedures for this subcontract become effective at contract Notice to Proceed. Within fourteen (14) calendar days after delivery of the services F.O.B Kelly AFB, Seller will present Buyer an invoice and supporting documentation in the form of a DD250 or mutually agreeable similar document for all fixed price work, work-in-process, and for all negotiated over-and-above labor hours and cost of material acquired by Seller. Buyer shall pay these invoices within thirty (30) calendar days from receipt of a valid invoice by wire transfer or by check to the address noted below:

     The following are the payment provisions for:

     -AA SubCLINS under Subcontract line item numbers 000l through 0004 SubCLINS or the above SLINS are for Transition and are fixed price. Costs associated with these SLINS, except for systems implementation and facilities restructuring which will be invoiced during COP, will be invoiced monthly by division of the Transition period (300 calendar days/10 months) by 30 and will be for 1/10th of the cost.

     -AB SubCLINS under SLINS 0001 through 0004 SubCLINS AB for the above SLINS are for the completion of Work-in Process(WIP) and are fixed-price level of effort. WIP will be invoiced not more than every 30 calendar days for hours performed at the proposed fixed price rate.

     -AC SubCLINS under SLINS 0001 through 0004 and SubCLINS AC for the SLINS are for completion of Repair Operations and are fixed price with economic price adjustment commencing FY 2001. Invoices for costs incurred against these SLINS will be submitted as each ELIN is completed based on costs in the ELIN prices

     -SLIN 0006 Over and Above Rates

     Over and Above rates are for the SubCLINS 0006AA Eng/Tech Lab and 0006AB, All Other Rates for each Fiscal Year are as follows:

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

FY99   FY00   FY01
----   ----   ----
[/\]   [/\]   [/\]

     WIP rate is [/\]

     -SLIN 0007 Contractor Acquired Replacement Parts and Direct (Material)

Seller acquired purchase parts, subcontracted parts and materials (including those required to manufacture/produce items) set forth in Appendix B of Exhibit M as GFM, which are later found to be not available from the Government will be paid to the Seller in accordance with the provisions of Exhibit F and will be chargeable to SLIN 0007.

     0007AA CAP MATERIAL IN SUPPORT OF ITEMS 0001AA THROUGH 0004AA.

     0007AB CAP MATERIAL IN SUPPORT OF ITEMS 0001AB THROUGH 0004AB.

     0007AC CAP MATERIAL IN SUPPORT OF ITEMS 0001AC THROUGH 0004AC.

2.   INVOICE DOCUMENTATION

     Invoices submitted by Seller to Buyer shall include the following information:

     a. Itemized report of non-fixed price over-and-above labor, including job number, task description and labor hours by regular time and overtime labor categories. (All billable overtime must be pre-approved by Buyer.)

     b. Itemized report of non-fixed price material by individual job number (which matches any [ILLEGIBLE]

     c. Invoices for fixed priced labor shall include a Certificate of Completion; invoices for materials shall include a Certificate of Conformance and proof of shipment.

3.   BILLING INFORMATION

     An original and two copies of all invoices and one set of supporting information will be mailed to:

     TBD

     PAYMENT INFORMATION

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

     All payments will be made by Buyer to the following address:

     TBD

5.   DISCREPANT INVOICES

     In the event that Buyer in good faith, claims amounts included in an invoice are not in accordance with this Subcontract, it must notify Seller in writing, within ten (10) calendar days of receipt of the invoice of the reasons for and factual details of the discrepancy. If Seller does not thereafter resolve the discrepancy by submitting a corrected invoice prior to the required payment date identified in this Article, Buyer will submit payment for all remaining undisputed amounts. The unpaid disputed amounts will be resolved by mutual negotiations within thirty (30) calendar days after Seller's receipt of the initial notification. Final payment will be made against a corrected invoice.

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

          EXHIBIT G -STANDARD AERO SAN SANTONIO, INC. PROPOSAL
          DATED 23 SEPTEMBER 1998

The statement of work included herein with any assumptions and pricing in conjunction with the provisions agreed to in this Subcontract constitutes SASA's proposal.

Included in this section:

-    Summary of Assumptions

-    Transition Cost Summary

-    Detailed Pricing submitted to LMKAC

-    Transition Integration Plan for T56

-    Continuing Operations Plan for T56

-    Contractor Work Specification for T56

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

Summary of Assumptions for SASA Sub-contract with LMKAC

     All numbers are in U.S. dollars.

     Pricing is provided based on the BEQ's in the PBA RFP. If the Navy pulls it's workload out of these BEQ's, prices are subject to re-determination.

     FEEMS are included in the ELIN pricing. Labour hours are based on Standard Aero Ltd actual history, utilizing an average/standard deviation methodology.

     SASA to occupy San Antonio-based facility in building 360 (335,000 square feet) for PBA workload plus test cells. This includes 652, 655, and temporarily 535.

     Minimum of 200,000 hours and up-to 300,000 hours to Winnipeg.

     LMKAC to complete negotiations with Greater Kelly Development Corporation
     (GKDC) for favorable lease terms on land and facilities. Assumes SASA has no environmental clean-up costs. Lease charges are currently allocated on square feet initially and for continuing operations (COP). GKDC lease incentive plan is flowed down to SASA. Any environmental disturbances made by SASA must be capped by SASA.

     GFM/GFE approach to Standard Aero - Government Furnished Material and Equipment. No GFE rates in GKDC sublease from LMKAC.

     LMKAC will provide a purchase order for commercially-acquired material when GFM sources cannot supply parts.

     Labour issues:

          - LMKAC common H/R wage scales/benefits (2 shifts). Overtime at time-and-a-half.

          - Productivity on total hours (ie. % of hours that are chargable) is a [/\]

          - Americans With Disabilities (AWD) is assumed to have no fiscal impact to SASA.

     Labour Selling rates: FY99             [/\]
                           FY00             [/\]
                           FY01 - FY13      [/\]
                           WIP Completion   [/\]
                           O & A            [/\]

     ELIN: End line item pricing, in this case term-fixed labour/consumables pricing, begins in continuing operations phase. This includes all new inductions beginning August 8, 1999.

     TIP: TIP payments to be made by LMKAC equally over 10 months following contract award (starting Oct. 31/98)

     FY99 in FY99$, FY99 is inflated by 3.9% to FY00$, FY01 and beyond are in FY99$. Inflation must be added to the out-years to get then-year dollars.

     During TIP and into COP, SASA will be subcontracting plating services for work that will be performed by LMKAC in Building 301. It is our estimate that this represents a range of 20,000 to 30,000 hours each year depending on the ELIN mix and Government surge requirements. We propose for processes internally subcontracted to LMKAC. SASA pays the proposed price per hour, less 10%, multiplied by the standard number of hours required to accommodate material handling and administration. SASA will provide details of each item to be subcontracted and the standard number of hours required to perform the tasks.

     SASA reserves the right to subcontract the workload outside LMKAC, should LMKAC not be able to meet the cost, turntime or quality requirements as agreed.

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

     TRANSITION COST RECOVERY

                                      CLIN 3 and 4          CLIN 2        CLIN 1
Cost Item          Element         2LM, Accy, Engines   Accy & Engines   Engines
---------   --------------------   ------------------   --------------   -------
   AA01              MIS                    $                [/\]
   AA02           Redesign                  $                [/\]
   AA06      Salaries/Relocation            $                [/\]
   AA09           Training                  $                [/\]
   AA16     Calibration/M.Guards            $                [/\]
   AA18     Software-Test Stands            $                [/\]
                   Profit
                    TOTAL                   $                [/\]

Key Assumptions:

1.) No need to construct new building or addition ie. Bldg 360 will have 335,000 sq. feet available for Standard Aero.

2.)  No environmental costs or business disruption costs incorporated.

3.)  Equipment remains GFE to Standard Aero.

4.) Common tooling lists for T56 and TF39, submitted under the TF39 proposal, will be allocated equitably between engine lines.

A 12% mark-up on TIP costs has been incorporated, to provide an early revenue stream in transition.

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                  Schedule A - ELIN Pricing Summary/Exhibit B

ELIN    Org                                                                             FY04-   FLOW   []CHECK    Unit
0001   Unit     Type Maintenance    NOUN   NSN   FY99    FY00    FY01    FY02    FY03    FY13   DAYS    FEEMS    Hours
----   ----   -------------------   ----   ---   ----   -----   -----   -----   -----   -----   ----   -------   -----
B001    SA    T56 Engine and LRUs  [/\/\] [/\/\]    1       1       1       1       1     --     18       x         33
B002    SA    T56 Engine and LRUs                 102     407     407     407     407     --     28                285
B003    SA    T56 Engine and LRUs                   8      32      34      34      34     --     30                 68
B004    SA    T56 Engine and LRUs                  24     103     109     109     109     --     32                 25
B005    SA    T56 Engine and LRUs                 139     603     638     638     638     --      6       x         10
B006    SA    T56 Engine and LRUs                  17      71      75      75      75     --     13                 20
B007    SA    T56 Engine and LRUs                   2       6       7       7       7     --     25       x        310
B008    SA    T56 Engine and LRUs                   6      24      26      26      28     --     25       x        289
B009    SA    T56 Engine and LRUs                  74     299     299     299     299     --     28       x        480
B00A    SA    T56 Engine and LRUs                   0       0       0       0       0                               --
B00B    SA    T56 Engine and LRUs                   0       0       0       0       0                               --
B00C    SA    T56 Engine and LRUs                   0       0       0       0       0                               --
B00D    SA    T56 Engine and LRUs                  14      56      60      60      60     --     12       x         15
B00E    SA    T56 Engine and LRUs                  16      68      71      71      71     --     18                 24
B00F    SA    T56 Engine and LRUs                  39     153     153     153     153     --     16       x         81
B00G    SA    T56 Engine and LRUs                  88     359     381     581     381     --      8       x         10
B00H    SA    T56 Engine and LRUs                  43     175     174     174     174     --     18       x         85
B00J    SA    T56 Engine and LRUs                  14      80      83      83      83     --     28                 28
B00K    SA    T56 Engine and LRUs                  44     167     198     188     198     --      7                 10
B00L    SA    T56 Engine and LRUs                  84     338     335     335     335     --     11       x         52
B00M    SA    T56 Engine and LRUs                  62     421     446     446     446     --      5       x          9
B00N    SA    T56 Engine and LRUs                  24      89     105     105     105     --     12       x         18
B00P    SA    T56 Engine and LRUs                  20      83      86      88      88     --      8       x         13
B00Q    SA    T56 Engine and LRUs                  19      81      85      85      85     --     10       x         12
B00R    SA    T56 Engine and LRUs                 176     741     787     787     787     --      8                  3
B00S    SA    T56 Engine and LRUs                 115     483     513     513     513     --      7                  3
B00T    SA    T56 Engine and LRUs                   1      33      49      49      49     --      7                 15
B00U    SA    T56 Engine and LRUs                  20      85      80      90      90     --      9                  9
B00V    SA    T56 Engine and LRUs                  27     108     108     108     108     --     15                 21
B00W    SA    T56 Engine and LRUs                  89     417     443     443     443     --      7                  4
B00X    SA    T56 Engine and LRUs                  28     117     124     124     124     --      7                 15
B00Y    SA    T56 Engine and LRUs                 185     799     400     400     400     --     12                  9
B00Z    SA    T56 Engine and LRUs                  45     188     199     199     199     --     11       x          8
B010    SA    T56 Engine and LRUs                  35     148     157     157     157     --      9       x          8
B011    SA    T56 Engine and LRUs                  21      87      92      92      92     --     11                 21
B012    SA    T56 Engine and LRUs                  87   1,220   1,502   1,502   1,502     --      5                  4
B013    SA    T56 Engine and LRUs                  61     255     271     271     271     --     13                 24
B014    SA    T56 Engine and LRUs                   3      13      14      14      14     --     12                 28
B015    SA    T56 Engine and LRUs                  35     147     156     156     156     --     28                 38
B016    SA    T56 Engine and LRUs                 142     597     833     833     633     --      7                  4
B017    SA    T56 Engine and LRUs                   1       1       1       1       1     --     37              1,296
B018    SA    T56 Engine and LRUs                   7      25      24      24      24     --     37              1,296
B019    SA    T56 Engine and LRUs                   4      15      15      15      15     --     37              1,296
B01A    SA    T56 Engine and LRUs                   4      15      15      15      15     --     37              1,296
B01B    SA    T56 Engine and LRUs                   3      20      17      17      17     --     37              1,296
B01C    SA    T56 Engine and LRUs                   6      25      18      18      18     --     28                285
B01D    SA    T56 Engine and LRUs                   4      14      11      11      11     --     11                 52
B01E    SA    T56 Engine and LRUs                   2       8      14      14      14     --     37              1,296
B01F    SA    T56 Engine and LRUs                   3       9       8       8       8     --     28                258
B01G    SA    T56 Engine and LRUs                   2       8       6       6       6     --     11                 52
B01H    SA    T56 Engine and LRUs                   1       5       5       5       5     --     37              1,652
B01J    SA    T56 Engine and LRUs                   1       5       4       4       4     --     28                285
B01K    SA    T56 Engine and LRUs                   1       2       2       2       2     --     11                 52
B01L    SA    T56 Engine and LRUs                   6      32      31      31      31     --     30                795
B01M    SA    T56 Engine and LRUs                   1       3       3       3       3     --     30                332
B01N    SA    Navy T56                             20      81      36      38      38     --     30                 85
B01P    SA    Navy T56                              6      26      12      12      12     --     11                  3
B01Q    SA    Navy T56                              6      22      10      10      10     --     30                 29
B01R    SA    Navy T56                             18      74      35      35      35     --     21                113
B01S    SA    Navy T56                              7      27      13      13      13     --     15                 29
B01T    SA    Navy T56                             10      38      18      18      18     --     31                 21
B01U    SA    Navy T56                              1       2       2       2       2     --     30                 18
B01V    SA    Navy T56                             29     116      55      55      55     --     31                 26
B01W    SA    Navy T56                              1       3       2       2       2     --     30                 33
B01X    SA    Navy T56                              3       4       2       2       2     --     28                 18
B01Y    SA    Navy T56                             33     134      83      83      83     --     32                 25
B01Z    SA    Navy T56                              7      28      13      13      13     --     12                 28
B020    SA    Navy T56                             45     183      88      88      88     --     12                 11
B021    SA    Navy T56                             18      70      33      33      33     --     13                 20
B022    SA    Navy T56                            329   1,324     824     624     824     --      8                 10
B023    SA    Navy T56                             42     167      79      79      79     --     18                 81
B024    SA    Navy T56                              6      32      32      32      32     --     30                  5
B025    SA    Navy T56                              4      22      22      22      22     --     30                  2
B026    SA    Navy T56                              1       2       2       2       2     --     30                  4
BO27    SA    Navy T56                              2       9       9       9       9     --     30                  4
BO28    SA    Navy T56                              4      14       8       8       8     --     28                  4
B029    SA    Navy T56                              1       5       5       5       5     --     30                  4
B02A    SA    Navy T56                             82     249     118     118     118     --     18                 24
B02B    SA    Navy T56                              3      12      12      12      12     --     30                  9
B02C    SA    Navy T56                              1       3       3       3       3     --     30                  6
B02D    SA    Navy T56                             14      59      28      28      28     --      5                  8
B02E    SA    Navy T56                             16      74      35      35      35     --      8                 11
B02F    SA    Navy T56                              2       8       3       3       3     --      3                  7
B02G    SA    Navy T56                              6      25      12      12      12     --     30                  7
B02H    SA    Navy T56                             10      40      19      19      19     --     30                 18
B02J    SA    Navy T56                              6      28      12      12      12     --     30                  7
B02K    SA    Navy T56                              3      11       5       5       5     --     30                  7
B02L    SA    Navy T56                             14      55      30      30      30     --     30                 81
B02M    SA    Navy T56                             12      48      22      22      22     --     30                 81
B02N    SA    Navy T56                             18      83      30      30      30     --     30                 78
B02P    SA    Navy T56                              6      25      12      12      12     --     30                 81
B02Q    SA    Navy T56                              9      38      17      17      17     --      4                  8

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                  Schedule A - ELIN Pricing Summary / Exhibit B

   ELIN       Org                                                                       FY04-   FLOW   [ ]CHECK    Unit
   0001      Unit   Type Maintenance   NOUN   NSN    FY99    FY00     FY01     FY02     FY13    DAYS     FEEMS     Hours
----------   ----   ----------------   ----   ---   -----   ------   ------   ------   ------   ----   --------  --------
B02R         SA     Navy T56          [/\/\] [/\/\]     5       21       10       10       10    --        8            5
B02S         SA     Navy T56                            2        9        4        4        4    --       30            5
B02T         SA     Navy T56                            2        8        4        4        4    --       30            9
B02U         SA     Navy T56                           13       52       24       24       24    --       30            6
B02V         SA     Navy T56                            1        2        2        2        2    --       30            7
B02W         SA     Navy T56                            8       24       11       11       11    --       30            9
B02X         SA     Navy T56                           18       63       30       30       30    --       30            9
B02Y         SA     Navy T56                           12       50       24       24       24    --       30            9
B02Z         SA     Navy T56                           12       51       24       24       24    --       30            9
B030         SA     Navy T56                            3       12        6        6        6    --        6            7
B031         SA     Navy T56                            6       23       11       11       11    --       30            6
B032         SA     Navy T56                            6       22       10       10       10    --       30            8
B033         SA     Navy T56                            4       15        6        6        6    --       30            8
B034         SA     Navy T56                           15       61       29       29       29    --       30            6
B035         SA     Navy T56                            5       20        9        9        9    --        5            8
B036         SA     Navy T56                            5       20        8        8        8    --        5            9
B037         SA     Navy T56                            3       12        5        5        5    --       30            8
B038         SA     Navy T56                           19       78       37       37       37    --       10            8
B039         SA     Navy T56                            2        7        3        3        3    --        4            6
B03A         SA     Navy T56                           10       42       20       20       20    --       30           13
B03B         SA     Navy T56                           18       75       35       35       35    --        5            6
B03C         SA     Navy T56                           40      161       76       76       76    --       30            6
B03D         SA     Navy T56                          291    1,174      554      554      554    --       30            3
B03E         SA     Navy T56                            6       23       11       11       11    --       30            6
B03F         SA     Navy T56                            7       29       13       13       13    --       30           26
B03G         SA     Navy T56                            6       24       11       11       11    --        7           10
B03H         SA     Navy T56                           14       58       26       26       26    --       30           68
B03J         SA     Navy T56                            2        9        4        4        4    --       30           68
B03K         SA     Navy T56                            2        7        3        3        3    --       30           68
                                                    -----   ------   ------   ------   ------                    --------
   121          0                                   3,254   14,517   12,000   12,000   12,000                    14,985.1
                                                    -----   ------   ------   ------   ------                    --------

Cost
Summary
-------
0001AA
Transition          Transition
                    --
0001AC
Repair Ops
T-56
F-100
TF-39
Totals

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                  Schedule A - ELIN Pricing Summary/Exhibit B

           FY 1999
-----------------------------
ELIN     Direct      Direct       Direct      Direct                                                 Total
0001   Labor Hrs   Labor Rate   Labor Cost   Material    Sub-Cont   ODC   Overhead     G&A     COM   Price
----   ---------   ----------   ----------   --------   ---------   ---   --------   -------   ---   -----
B001    [/\/\]         $--        [/\/\]                       --    --        688       418    --   [/\/\]
B002                   $--                                     --    --    564,053   342,959    --
B003                   $--                                     --    --     11,354     6,904    --
B004                   $--                                     --    --     12,650     7,691    --
B005                   $--                                     --    --     29,310    17,821    --
B006                   $--                                     --    --      7,041     4,281    --
B007                   $--                                     --    --     12,948     7,873    --
B008                   $--                                     --    --     36,161    21,987    --
B009                   $--                               6,80,800    --    741,051   450,578    --
B00A                   $--                                     --    --         --        --    --
B00B                   $--                                     --    --         --        --    --
B00C                   $--                                     --    --         --        --    --
B00D                   $--                      --             --    --      4,244     2,581    --
B00E                   $--                      --             --    --      8,042     4,890    --
B00F                   $--                      --             --    --     66,122    40,204    --
B00G                   $--                      --             --    --     17,336    10,541    --
B00H                   $--                      --             --    --     77,295    46,997    --
B00J                   $--                      --             --    --      8,263     5,024    --
B00K                   $--                      --             --    --      9,517     5,787    --
B00L                   $--                      --             --    --     91,408    55,579    --
B00M                   $--                      --             --    --     11,413     6,939    --
B00N                   $--                      --             --    --      8,969     5,466    --
B00P                   $--                      --             --    --      5,531     3,363    --
B00Q                   $--                      --             --    --      4,603     2,799    --
B00R                   $--                      --             --    --     12,224     7,433    --
B00S                   $--                      --             --    --      6,597     4,011    --
B00T                   $--                      --             --    --        319       194    --
B00U                   $--                      --             --    --      3,808     2,316    --
B00V                   $--                      --             --    --     11,938     7,259    --
B00W                   $--                      --             --    --      8,570     5,211    --
B00X                   $--                      --             --    --      8,947     5,440    --
B00Y                   $--                      --             --    --     36,464    22,171    --
B00Z                   $--                      --             --    --      7,072     4,300    --
B010                   $--                      --             --    --      5,500     3,344    --
B011                   $--                      --             --    --      9,390     5,709    --
B012                   $--                      --             --    --      5,800     3,527    --
B013                   $--                      --             --    --     30,661    18,643    --
B014                   $--                      --             --    --      1,762     1,072    --
B015                   $--                      --             --    --     27,733    16,862    --
B016                   $--                      --             --    --     12,291     7,473    --
BO17                   $--                      --          9,200    --     27,022    16,430    --
BO18                   $--                      --         64,400    --    189,147   115,006    --
B019                   $--                      --         36,800    --    108,083    65,717    --
B01A                   $--                      --         36,800    --    108,083    65,717    --
B01B                   $--                      --         27,600    --     81,063    49,289    --
B01C                   $--                      --             --    --     33,179    20,174    --
B01D                   $--                      --             --    --      4,353     2,647    --
B01E                   $--                      --         18,400    --     54,042    32,859    --
B01F                   $--                      --             --    --     16,137     9,812    --
B01G                   $--                      --             --    --      2,177     1,324    --
B01H                   $--                      --          9,200    --     34,464    20,955    --
B01J                   $--                      --             --    --      5,529     3,362    --
B01K                   $--                      --             --    --      1,089       662    --
B01L                   $--                      --             --    --    132,640    80,649    --
B01M                   $--                      --             --    --      6,933     4,215    --
B01N                   $--                      --             --    --     35,446    21,552    --
B01P                   $--                      --             --    --        315       191    --
B01Q                   $--                      --             --    --      3,673     2,233    --
B01R                   $--                      --             --    --     42,585    25,893    --
B01S                   $--                      --             --    --      4,284     2,605    --
B01T                   $--                      --             --    --      4,319     2,626    --
B01U                   $--                      --             --    --        371       226    --
B01V                   $--                      --             --    --     15,490     9,418    --
B01W                   $--                      --             --    --        688       418    --
B01X                   $--                      --             --    --      1,114       677    --
B01Y                   $--                      --             --    --     17,392    10,575    --
B01Z                   $--                      --             --    --      4,113     2,501    --

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                   Schedule A - ELIN Pricing Summary/Exhibit B

               FY 1999
------------------------------------
    ELIN        Direct      Direct       Direct      Direct                                                          Total
    0001      Labor Hrs   Labor Rate   Labor Cost   Material   Sub-Cont       ODC       Overhead      G&A      COM   Price
-----------   ---------   ----------   ----------   --------   --------   ----------   ---------   ---------   ---   -----
B020           [/\/\]         $--        [/\/\]         --        --              --      10,395       8,320    --   [/\/\]
B021                          $--                       --        --              --       7,456       4,534    --
B022                          $--                       --        --              --      69,373      42,181    --
B023                          $--                       --        --              --      71,209      43,297    --
B024                          $--                       --        --              --         576         350    --
B025                          $--                       --        --              --         169         103    --
B026                          $--                       --        --              --          77          47    --
B027                          $--                       --        --              --         156          95    --
B028                          $--                       --        --              --         311         189    --
B029                          $--                       --        --              --          77          47    --
B02A                          $--                       --        --              --      31,164      18,849    --
B02B                          $--                       --        --              --         544         331    --
B02C                          $--                       --        --              --         115          70    --
B02D                          $--                       --        --              --       1,618         984    --
B02E                          $--                       --        --              --       4,046       2,460    --
B02F                          $--                       --        --              --         275         167    --
B02G                          $--                       --        --              --         824         501    --
B02H                          $--                       --        --              --       3,717       2,260    --
B02J                          $--                       --        --              --         824         501    --
B02K                          $--                       --        --              --         413         251    --
B02L                          $--                       --        --              --      23,787      14,463    --
B02M                          $--                       --        --              --      20,389      12,397    --
B02N                          $--                       --        --              --      25,941      15,773    --
B02P                          $--                       --        --              --      10,195       6,199    --
B02Q                          $--                       --        --              --       1,041         633    --
B02R                          $--                       --        --              --         905         550    --
B02S                          $--                       --        --              --         232         141    --
B02T                          $--                       --        --              --         363         221    --
B02U                          $--                       --        --              --       1,502         913    --
B02V                          $--                       --        --              --         138          84    --
B02W                          $--                       --        --              --       1,087         661    --
B02X                          $--                       --        --              --       2,897       1,761    --
B02Y                          $--                       --        --              --       2,271       1,381    --
B02Z                          $--                       --        --              --       2,173       1,321    --
B030                          $--                       --        --              --         413         251    --
B031                          $--                       --        --              --         747         454    --
B032                          $--                       --        --              --         692         421    --
B033                          $--                       --        --              --         724         440    --
B034                          $--                       --        --              --       1,867       1,135    --
B035                          $--                       --        --              --         947         576    --
BO36                          $--                       --        --              --         905         550    --
BO37                          $--                       --        --              --         544         331    --
B038                          $--                       --        --              --       2,196       1,335    --
B039                          $--                       --        --              --         232         141    --
B03A                          $--                       --        --              --       2,686       1,633    --
B03B                          $--                       --        --              --       2,079       1,264    --
B03C                          $--                       --        --              --       4,622       2,810    --
B03D                          $--                       --        --              --      17,207      10,462    --
B03E                          $--                       --        --              --         692         421    --
B03F                          $--                       --        --              --       3,861       2,347    --
B03G                          $--                       --        --              --       1,312         798    --
B03H                          $--                       --        --              --      19,891      12,094    --
B03J                          $--                       --        --              --       2,841       1,727    --
B03K                          $--                       --        --              --       2,841       1,727    --
                              ---                      ---   --------     ----------   ---------   ---------   ---
   121                         --                       --   883,200              --   3,214,387   1,954,432    --
                              ---                      ---   --------     ----------   ---------   ---------   ---
Cost
Summary
-------
0001AA
Transition                                     --       --        --      24,080,540          --          --    --

0001AC
Repair Ops
T-56                           --                       --   883,200              --   3,214,387   1,954,432    --
F-100
TF-39            --            --              --       --        --              --          --          --    --

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                     Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                   Schedule A - ELIN Pricing Summary/Exhibit B

            FY 1999
-------------------------------
 ELIN      Direct      Direct       Direct      Direct                                                   Total
 0001    Labor Hrs   Labor Rate   Labor Cost   Material   Sub-Cont   ODC    Overhead      G&A      COM   Price
------   ---------   ----------   ----------   --------   --------   ---   ---------   ---------   ---   -----
Totals     [/\/\]                    [/\/\]        --      883,200    --   3,214,387   1,954,432    --   [/\/\]
                                                  ---      -------   ---   ---------   ---------   ---

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                   Schedule A - ELIN Pricing Summary/Exhibit B

           FY 2000
-----------------------------
ELIN     Direct      Direct       Direct      Direct                                                    Total
0001   Labor Hrs   Labor Rate   Labor Cost   Material    Sub-Cont   ODC    Overhead      G&A      COM   Price
----   ---------   ----------   ----------   --------   ---------   ---   ---------   ---------   ---   -----
B001     [/\/\]        $--        [/\/\]                       --    --         688         418    --   [/\/\]
B002                   $--                                     --    --   2,250,681   1,368,473    --
B003                   $--                                     --    --      45,422      27,818    --
B004                   $--                                     --    --      54,288      33,007    --
B005                   $--                                     --    --     127,148      77,310    --
B006                   $--                                     --    --      29,410      17,882    --
B007                   $--                                     --    --      38,841      23,617    --
B008                   $--                                     --    --     144,645      87,948    --
B009                   $--                              2,750,800    --   2,994,249   1,820,582    --
B00A                   $--                                     --    --          --          --    --
B00B                   $--                                     --    --          --          --    --
B00C                   $--                                     --    --          --          --    --
B00D                   $--                      --             --    --      16,977      10,323    --
B00E                   $--                      --             --    --      34,180      20,782    --
B00F                   $--                      --             --    --     259,402     157,723    --
B00G                   $--                      --             --    --      72,366      44,001    --
B00H                   $--                      --             --    --     314,568     191,266    --
B00J                   $--                      --             --    --      35,415      21,533    --
B00K                   $--                      --             --    --      40,445      24,592    --
B00L                   $--                      --             --    --     365,633     222,315    --
B00M                   $--                      --             --    --      77,489      47,115    --
B00N                   $--                      --             --    --      37,083      22,547    --
B00P                   $--                      --             --    --      22,955      13,957    --
B00Q                   $--                      --             --    --      19,622      11,931    --
B00R                   $--                      --             --    --      51,464      31,291    --
B00S                   $--                      --             --    --      27,704      16,845    --
B00T                   $--                      --             --    --      10,545       6,412    --
B00U                   $--                      --             --    --      16,187       9,842    --
B00V                   $--                      --             --    --      47,753      29,035    --
B00W                   $--                      --             --    --      36,094      21,946    --
B00X                   $--                      --             --    --      37,383      22,730    --
B00Y                   $--                      --             --    --     157,480      95,752    --
B00Z                   $--                      --             --    --      29,546      17,964    --
B010                   $--                      --             --    --      23,259      14,142    --
B011                   $--                      --             --    --      38,904      23,655    --
B012                   $--                      --             --    --     105,597      64,206    --
B013                   $--                      --             --    --     128,174      77,933    --
B014                   $--                      --             --    --       7,636       4,643    --
B015                   $--                      --             --    --     116,474      70,819    --
B016                   $--                      --             --    --      51,674      31,419    --
BO17                   $--                      --          9,200    --      27,022      16,430    --
BO18                   $--                      --        230,000    --     675,523     410,736    --
B019                   $--                      --        138,000    --     405,313     246,441    --
B01A                   $--                      --        138,000    --     405,313     246,441    --
B01B                   $--                      --        184,000    --     540,418     328,589    --
B01C                   $--                      --             --    --     138,248      84,059    --
B01D                   $--                      --             --    --      15,236       9,264    --
B01E                   $--                      --         82,800    --     243,188     147,865    --
B01F                   $--                      --             --    --      48,412      29,436    --
B01G                   $--                      --             --    --       8,706       5,293    --
B01H                   $--                      --         46,000    --     172,313     104,771    --
B01J                   $--                      --             --    --      27,641      16,807    --
B01K                   $--                      --             --    --       2,177       1,324    --
B01L                   $--                      --             --    --     530,559     322,594    --
B01M                   $--                      --             --    --      20,796      12,645    --
B01N                   $--                      --             --    --     143,556      87,286    --
B01P                   $--                      --             --    --       1,366         831    --
B01Q                   $--                      --             --    --      13,465       8,187    --
B01R                   $--                      --             --    --     175,075     106,450    --
B01S                   $--                      --             --    --      16,525      10,047    --
B01T                   $--                      --             --    --      16,410       9,978    --
B01U                   $--                      --             --    --         742         451    --
B01V                   $--                      --             --    --      61,961      37,674    --
B01W                   $--                      --             --    --       2,067       1,257    --
B01X                   $--                      --             --    --       1,467         904    --
B01Y                   $--                      --             --    --      70,625      42,942    --
B01Z                   $--                      --             --    --      16,448      10,001    --

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                   Schedule A - ELIN Pricing Summary/Exhibit B

            FY 2000
-------------------------------
ELIN       Direct      Direct       Direct      Direct                                                     Total
0001     Labor Hrs   Labor Rate   Labor Cost   Material    Sub-Cont   ODC    Overhead       G&A      COM   Price
----     ---------   ----------   ----------   --------   ---------   ---   ----------   ---------   ---   -----
B020       [/\/\]        $--        [/\/\]        --             --    --       42,270      25,701    --   [/\/\]
B021                     $--                      --             --    --       28,995      17,630    --
B022                     $--                      --             --    --      279,179     169,748    --
B023                     $--                      --             --    --      283,137     172,155    --
B024                     $--                      --             --    --        3,064       1,863    --
B025                     $--                      --             --    --          926         563    --
B026                     $--                      --             --    --          156          95    --
BO27                     $--                      --             --    --          701         426    --
BO28                     $--                      --             --    --        1,091         663    --
B029                     $--                      --             --    --          390         237    --
B02A                     $--                      --             --    --      125,159      76,100    --
B02B                     $--                      --             --    --        2,173       1,321    --
B02C                     $--                      --             --    --          346         211    --
B02D                     $--                      --             --    --        6,818       4,146    --
B02E                     $--                      --             --    --       16,637      10,116    --
B02F                     $--                      --             --    --          824         501    --
B02G                     $--                      --             --    --        3,435       2,089    --
B02H                     $--                      --             --    --       14,865       9,038    --
B02J                     $--                      --             --    --        3,573       2,172    --
B02K                     $--                      --             --    --        1,512         919    --
B02L                     $--                      --             --    --       93,450      56,820    --
B02M                     $--                      --             --    --       81,556      49,588    --
B02N                     $--                      --             --    --      102,147      62,108    --
B02P                     $--                      --             --    --       42,477      25,827    --
B02Q                     $--                      --             --    --        4,159       2,529    --
B02R                     $--                      --             --    --        3,804       2,313    --
B02S                     $--                      --             --    --        1,401         633    --
B02T                     $--                      --             --    --        1,450         881    --
B02U                     $--                      --             --    --        6,009       3,654    --
B02V                     $--                      --             --    --          275         167    --
B02W                     $--                      --             --    --        4,347       2,643    --
B02X                     $--                      --             --    --       11,411       6,938    --
B02Y                     $--                      --             --    --        9,465       5,755    --
B02Z                     $--                      --             --    --        9,237       5,617    --
B030                     $--                      --             --    --        1,650       1,003    --
B031                     $--                      --             --    --        2,862       1,740    --
B032                     $--                      --             --    --        2,542       1,546    --
B033                     $--                      --             --    --        2,718       1,652    --
B034                     $--                      --             --    --        7,590       4,615    --
B035                     $--                      --             --    --        3,785       2,302    --
B036                     $--                      --             --    --        3,623       2,203    --
BO37                     $--                      --             --    --        2,173       1,321    --
BO38                     $--                      --             --    --        9,012       5,480    --
B039                     $--                      --             --    --          809         492    --
B03A                     $--                      --             --    --       11,279       6,858    --
B03B                     $--                      --             --    --        8,666       5,269    --
B03C                     $--                      --             --    --       18,604      11,312    --
B03D                     $--                      --             --    --       69,417      42,207    --
B03E                     $--                      --             --    --        2,657       1,616    --
B03F                     $--                      --             --    --       15,991       9,723    --
B03G                     $--                      --             --    --        5,245       3,189    --
B03H                     $--                      --             --    --       82,407      50,105    --
B03J                     $--                      --             --    --       12,787       7,775    --
B03K                     $--                      --             --    --        9,947       6,048    --
                         ---                     ---      ---------   ---   ----------   ---------   ---
   121                    --                      --      3,578,800    --   13,107,816   7,969,898    --
                         ---                     ---      ---------   ---   ----------   ---------   ---

Cost
Summary
-------
0001AA
Transition

0001AC
Repair Ops
T-56                    --                      --      3,578,800    --   13,107,816   7,969,898    --
F-100
TF-39                   --                      --             --    --           --          --    --

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                       Confidential - Competition Sensitive

                    Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                    Schedule A-ELIN Pricing Summary/Exhibit B

            FY 2000
-------------------------------
ELIN       Direct      Direct       Direct      Direct                                                     Total
0001     Labor Hrs   Labor Rate   Labor Cost   Material    Sub-Cont   ODC    Overhead       G&A      COM   Price
------   ---------   ----------   ----------   --------   ---------   ---   ----------   ---------   ---   -----
Totals    [/\/\]         --         [/\/\]        --      3,578,800    --   13,107,818   7,969,898    --   [/\/\]
                                                 ---      ---------   ---   ----------   ---------   ---

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                  Schedule A - ELIN Pricing Summary / Exhibit B

           FY 2002
-----------------------------
ELIN     Direct      Direct       Direct      Direct                                                    Total
0001   Labor Hrs   Labor Rate   Labor Cost   Material    Sub-Cont   ODC    Overhead      G&A      COM   Price
----   ---------   ----------   ----------   --------   ---------   ---   ---------   ---------   ---   -----
B001    [/\/\]         $--        [/\/\]                       --    --         688         418    --   [/\/\]
B002                   $--                                     --    --   2,250,681   1,368,473    --
B003                   $--                                     --    --      48,260      29,343    --
B004                   $--                                     --    --      57,446      34,930    --
B005                   $--                                     --    --     134,529      81,797    --
B006                   $--                                     --    --      31,066      18,889    --
B007                   $--                                     --    --      45,315      27,553    --
B008                   $--                                     --    --     156,698      95,276    --
B009                   $--                              2,750,800    --   2,994,249   1,820,582    --
B00A                   $--                                     --    --          --          --    --
B00B                   $--                                     --    --          --          --    --
B00C                   $--                                     --    --          --          --    --
B00D                   $--                      --             --    --      18,189      11,059    --
B00E                   $--                      --             --    --      35,688      21,699    --
B00F                   $--                      --             --    --     259,402     157,723    --
B00G                   $--                      --             --    --      76,802      46,698    --
B00H                   $--                      --             --    --     312,770     190,173    --
B00J                   $--                      --             --    --      37,185      22,610    --
B00K                   $--                      --             --    --      42,825      26,039    --
B00L                   $--                      --             --    --     364,545     221,653    --
B00M                   $--                      --             --    --      82,092      49,914    --
B00N                   $--                      --             --    --      39,331      23,915    --
B00P                   $--                      --             --    --      24,338      14,798    --
B00Q                   $--                      --             --    --      20,592      12,520    --
B00R                   $--                      --             --    --      54,659      33,234    --
B00S                   $--                      --             --    --      29,425      17,891    --
B00T                   $--                      --             --    --      15,657       9,520    --
B00U                   $--                      --             --    --      17,138      10,420    --
B00V                   $--                      --             --    --      47,753      29,035    --
B00W                   $--                      --             --    --      38,345      23,315    --
B00X                   $--                      --             --    --      39,621      24,091    --
B00Y                   $--                      --             --    --      78,838      47,936    --
B00Z                   $--                      --             --    --      31,275      19,016    --
B010                   $--                      --             --    --      24,673      15,002    --
B011                   $--                      --             --    --      41,140      25,014    --
B012                   $--                      --             --    --     130,006      79,047    --
B013                   $--                      --             --    --     136,217      82,823    --
B014                   $--                      --             --    --       8,224       5,000    --
B015                   $--                      --             --    --     123,605      75,155    --
B016                   $--                      --             --    --      54,790      33,314    --
B017                   $--                      --          9,200    --      27,022      16,430    --
B018                   $--                      --        220,800    --     648,502     394,306    --
B019                   $--                      --        138,000    --     405,313     246,441    --
B01A                   $--                      --        138,000    --     405,313     246,441    --
B01B                   $--                      --        156,400    --     459,355     279,300    --
B01C                   $--                      --             --    --      99,538      60,522    --
B01D                   $--                      --             --    --      11,970       7,278    --
B01E                   $--                      --        128,800    --     378,293     230,012    --
B01F                   $--                      --             --    --      43,033      26,165    --
B01G                   $--                      --             --    --       6,530       3,971    --
B01H                   $--                      --         46,000    --     172,313     104,771    --
B01J                   $--                      --             --    --      22,114      13,446    --
B01K                   $--                      --             --    --       2,177       1,324    --
B01L                   $--                      --             --    --     513,980     312,514    --
B01M                   $--                      --             --    --      20,796      12,645    --
B01N                   $--                      --             --    --      67,348      40,949    --
B01P                   $--                      --             --    --         630         383    --
B01Q                   $--                      --             --    --       6,119       3,721    --
B01R                   $--                      --             --    --      82,805      50,348    --
B01S                   $--                      --             --    --       7,957       4,838    --
B01T                   $--                      --             --    --       7,773       4,726    --
B01U                   $--                      --             --    --         742         451    --
B01V                   $--                      --             --    --      29,379      17,863    --
B01W                   $--                      --             --    --       1,379         838    --
B01X                   $--                      --             --    --         742         451    --
B01Y                   $--                      --             --    --      33,204      20,189    --
B01Z                   $--                      --             --    --       7,636       4,643    --

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                  Schedule A - ELIN Pricing Summary / Exhibit B

           FY 2002
-----------------------------
ELIN     Direct      Direct       Direct      Direct                                                     Total
0001   Labor Hrs   Labor Rate   Labor Cost   Material    Sub-Cont   ODC    Overhead       G&A      COM   Price
----   ---------   ----------   ----------   --------   ---------   ---   ----------   ---------   ---   -----
B020    [/\/\]         $--        [/\/\]        --             --    --       19,866      12,079    --   [/\/\]
B021                   $--                      --             --    --       13,889       8,311    --
B022                   $--                      --             --    --      131,576      80,002    --
B023                   $--                      --             --    --      133,939      81,439    --
B024                   $--                      --             --    --        3,064       1,863    --
B025                   $--                      --             --    --          926         563    --
B026                   $--                      --             --    --          156          95    --
B027                   $--                      --             --    --          701         426    --
B028                   $--                      --             --    --          467         284    --
B029                   $--                      --             --    --          390         237    --
B02A                   $--                      --             --    --       59,312      36,063    --
B02B                   $--                      --             --    --        2,173       1,321    --
B02C                   $--                      --             --    --          346         211    --
B02D                   $--                      --             --    --        3,235       1,967    --
B02E                   $--                      --             --    --        7,869       4,785    --
B02F                   $--                      --             --    --          413         251    --
B02G                   $--                      --             --    --        1,650       1,003    --
B02H                   $--                      --             --    --        7,060       4,283    --
B02J                   $--                      --             --    --        1,650       1,003    --
B02K                   $--                      --             --    --          686         417    --
B02L                   $--                      --             --    --       50,974      30,993    --
B02M                   $--                      --             --    --       37,379      22,728    --
B02N                   $--                      --             --    --       48,642      29,576    --
B02P                   $--                      --             --    --       20,389      12,397    --
B02Q                   $--                      --             --    --        1,965       1,195    --
B02R                   $--                      --             --    --        1,810       1,101    --
B02S                   $--                      --             --    --          463         282    --
B02T                   $--                      --             --    --          724         440    --
B02U                   $--                      --             --    --        2,774       1,687    --
B02V                   $--                      --             --    --          275         167    --
B02W                   $--                      --             --    --        1,992       1,211    --
B02X                   $--                      --             --    --        5,433       3,304    --
B02Y                   $--                      --             --    --        4,543       2,762    --
B02Z                   $--                      --             --    --        4,347       2,643    --
B030                   $--                      --             --    --          824         501    --
B031                   $--                      --             --    --        1,368         832    --
B032                   $--                      --             --    --        1,155         703    --
B033                   $--                      --             --    --        1,087         661    --
B034                   $--                      --             --    --        3,608       2,194    --
B035                   $--                      --             --    --        1,704       1,036    --
B036                   $--                      --             --    --        1,631         992    --
B037                   $--                      --             --    --        1,087         661    --
B038                   $--                      --             --    --        4,276       2,600    --
B039                   $--                      --             --    --          348         211    --
B03A                   $--                      --             --    --        5,371       3,265    --
B03B                   $--                      --             --    --        4,044       2,459    --
B03C                   $--                      --             --    --        8,781       5,339    --
B03D                   $--                      --             --    --       32,757      19,917    --
B03E                   $--                      --             --    --        1,270         772    --
B03F                   $--                      --             --    --        7,168       4,359    --
B03G                   $--                      --             --    --        2,405       1,462    --
B03H                   $--                      --             --    --       39,782      24,188    --
B03J                   $--                      --             --    --        5,683       3,456    --
B03K                   $--                      --             --    --        4,263       2,592    --
                       ---                     ---      ---------   ---   ----------   ---------   ---
  1                     --                      --      3,588,000    --   12,065,493   7,336,138    --
                       ---                     ---      ---------   ---   ----------   ---------   ---

Cost
Summary
-------
0001AA
Transition

0001AC
Repair Ops
T-56                    --                      --      3,588,000    --   12,065,493   7,336,138    --
F-100
TF-39                   --                      --             --    --           --          --    --

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                  Schedule A - ELIN Pricing Summary / Exhibit B

            FY 2002
-------------------------------
 ELIN      Direct      Direct       Direct      Direct                                                      Total
 0001    Labor Hrs   Labor Rate   Labor Cost   Material    Sub-Cont   ODC        Overhead      G&A       COM   Price
------   ---------   ----------   ----------   --------   ---------   ---        ---------   ---------   ---   -----
Totals    [/\/\]         --         [/\/\]        --       3,588,000   --        12,065,493   7,336,138  --    [/\/\]

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                     Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41808-96-R-0084
                   Schedule A- ELIN Pricing Summary/Exhibit B

            FY2003
-----------------------------
ELIN     Direct      Direct       Direct      Direct                                                    Total
0001   Labor Hrs   Labor Rate   Labor Cost   Material    Sub-Cont   ODC    Overhead      Q&A      COM   Price
----   ---------   ----------   ----------   --------   ---------   ---   ---------   ---------   ---   -----
B001    [/\/\]        $--         [/\/\]                       --    --         688         418    --   [/\/\]
B002                  $--                                      --    --   2,250,681   1,368,473    --
B003                  $--                                      --    --      48,260      29,343    --
B004                  $--                                      --    --      57,448      34,930    --
B005                  $--                                      --    --     134,529      81,797    --
B006                  $--                                      --    --      31,066      18,889    --
B007                  $--                                      --    --      45,315      27,553    --
B008                  $--                                      --    --     156,698      95,276    --
B009                  $--                               2,750,800    --   2,994,249   1,820,582    --
B00A                  $--                                      --    --          --          --    --
B00B                  $--                                      --    --          --          --    --
B00C                  $--                                      --    --          --          --    --
B00D                  $--                       --             --    --      18,189      11,059    --
B00E                  $--                       --             --    --      35,688      21,699    --
B00F                  $--                       --             --    --     259,402     157,723    --
B00G                  $--                       --             --    --      76,802      46,698    --
B00H                  $--                       --             --    --     312,770     190,173    --
B00J                  $--                       --             --    --      37,185      22,610    --
B00K                  $--                       --             --    --      42,825      26,039    --
B00L                  $--                       --             --    --     364,545     221,653    --
B00M                  $--                       --             --    --      82,092      49,914    --
B00N                  $--                       --             --    --      39,331      23,315    --
B00P                  $--                       --             --    --      24,338      14,798    --
B00Q                  $--                       --             --    --      20,592      12,520    --
B00R                  $--                       --             --    --      54,659      33,234    --
B00S                  $--                       --             --    --      29,425      17,891    --
B00T                  $--                       --             --    --      15,657       9,520    --
B00U                  $--                       --             --    --      17,138      10,420    --
B00V                  $--                       --             --    --      47,753      28,035    --
B00W                  $--                       --             --    --      38,345      23,915    --
B00X                  $--                       --             --    --      39,621      24,091    --
B00Y                  $--                       --             --    --      78,838      47,936    --
B00Z                  $--                       --             --    --      31,275      19,016    --
B010                  $--                       --             --    --      24,673      15,002    --
B011                  $--                       --             --    --      41,140      25,014    --
B012                  $--                       --             --    --     130,006      79,047    --
B013                  $--                       --             --    --     136,217      82,823    --
B014                  $--                       --             --    --       8,224       5,000    --
B015                  $--                       --             --    --     123,605      75,155    --
B016                  $--                       --             --    --      54,790      33,314    --
B017                  $--                       --          9,200    --      27,022      16,430    --
B018                  $--                       --        220,800    --     648,502     394,306    --
B019                  $--                       --        138,000    --     405,313     246,441    --
B01A                  $--                       --        138,000    --     405,313     246,441    --
B01B                  $--                       --        156,400    --     459,355     279,300    --
B01C                  $--                       --             --    --      99,538      60,522    --
B01D                  $--                       --             --    --      11,970       7,278    --
B01E                  $--                       --        128,800    --     378,293     230,012    --
B01F                  $--                       --             --    --      43,033      26,165    --
B01G                  $--                       --             --    --       6,530       3,971    --
B01H                  $--                       --         46,000    --     172,313     104,771    --
B01J                  $--                       --             --    --      22,114      13,446    --
B01K                  $--                       --             --    --       2,177       1,324    --
B01L                  $--                       --             --    --     513,980     312,514    --
B01M                  $--                       --             --    --      20,796      12,645    --
B01N                  $--                       --             --    --      67,348      40,949    --
B01P                  $--                       --             --    --         630         383    --
B01Q                  $--                       --             --    --       6,119       3,721    --
B01R                  $--                       --             --    --      82,805      50,348    --
B01S                  $--                       --             --    --       7,957       4,838    --
B01T                  $--                       --             --    --       7,773       4,726    --
B01U                  $--                       --             --    --         742         451    --
B01V                  $--                       --             --    --      29,379      17,863    --
B01W                  $--                       --             --    --       1,379         838    --
B01X                  $--                       --             --    --         742         451    --
B01Y                  $--                       --             --    --      33,204      20,189    --
B01Z                  $--                       --             --    --       7,636       4,643    --
B020                  $--                       --             --    --      19,869      12,079    --
B021                  $--                       --             --    --      13,869       8,311    --
B022                  $--                       --             --    --     131,576      80,002    --

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                   Schedule A - ELIN Pricing Summary/Exhibit B

               FY2003
-----------------------------------
   ELIN        Direct      Direct       Direct      Direct                                                     Total
   0001      Labor Hrs   Labor Rate   Labor Cost   Material    Sub-Cont   ODC    Overhead       Q&A      COM   Price
----------   ---------   ----------   ----------   --------   ---------   ---   ----------   ---------   ---   -----
B023          [/\/\]         $--        [/\/\]        --             --    --      133,939      81,438    --   [/\/\]
B024                         $--                      --             --    --        3,064       1,863    --
B025                         $--                      --             --    --          926         563    --
B026                         $--                      --             --    --          156          95    --
B027                         $--                      --             --    --          701         426    --
B028                         $--                      --             --    --          467         284    --
B029                         $--                      --             --    --          390         237    --
B02A                         $--                      --             --    --       59,312      36,063    --
B02B                         $--                      --             --    --        2,173       1,321    --
B02C                         $--                      --             --    --          346         211    --
B02D                         $--                      --             --    --        3,235       1,987    --
B02E                         $--                      --             --    --        7,869       4,785    --
B02F                         $--                      --             --    --          413         251    --
B02G                         $--                      --             --    --        1,650       1,003    --
B02H                         $--                      --             --    --        7,060       4,293    --
B02J                         $--                      --             --    --        1,650       1,003    --
B02K                         $--                      --             --    --          686         417    --
B02L                         $--                      --             --    --       50,974      30,993    --
B02M                         $--                      --             --    --       37,379      22,728    --
B02N                         $--                      --             --    --       48,642      29,576    --
B02P                         $--                      --             --    --       20,389      12,397    --
B02Q                         $--                      --             --    --        1,965       1,195    --
B02R                         $--                      --             --    --        1,810       1,101    --
B02S                         $--                      --             --    --          463         282    --
B02T                         $--                      --             --    --          724         440    --
B02U                         $--                      --             --    --        2,774       1,687    --
B02V                         $--                      --             --    --          275         187    --
B02W                         $--                      --             --    --        1,992       1,211    --
B02X                         $--                      --             --    --        5,433       3,304    --
B02Y                         $--                      --             --    --        4,543       2,762    --
B02Z                         $--                      --             --    --        4,347       2,643    --
B030                         $--                      --             --    --          824         501    --
B031                         $--                      --             --    --        1,368         832    --
B032                         $--                      --             --    --        1,155         703    --
B033                         $--                      --             --    --        1,087         681    --
B034                         $--                      --             --    --        3,608       2,194    --
B035                         $--                      --             --    --        1,704       1,036    --
B036                         $--                      --             --    --        1,631         992    --
B037                         $--                      --             --    --        1,087         661    --
B038                         $--                      --             --    --        4,276       2,600    --
B039                         $--                      --             --    --          346         211    --
B03A                         $--                      --             --    --        5,371       3,265    --
B03B                         $--                      --             --    --        4,044       2,459    --
B03C                         $--                      --             --    --        8,781       5,339    --
B03D                         $--                      --             --    --       32,757      19,917    --
B03E                         $--                      --             --    --        1,270         772    --
B03F                         $--                      --             --    --        7,168       4,359    --
B03G                         $--                      --             --    --        2,405       1,462    --
B03H                         $--                      --             --    --       39,782      24,188    --
B03J                         $--                      --             --    --        5,683       3,456    --
B03K                         $--                      --             --    --        4,263       2,592    --
                             ---                     ---      ---------   ---   ----------   ---------   ---
   121                        --                      --      3,588,000    --   12,065,493   7,336,138    --
                             ---                     ---      ---------   ---   ----------   ---------   ---

Cost
Summary
-------
0001AA
Transition

0001AC
Repair Ops
T-56
F-100
TF-39

Totals

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                       Confidential-Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                         ELIN Pricing Summary/Exhibit B

ELIN
0001   ELIN   NOUN   NSN   FY99 UP   FY00 UP   FY01 UP   FY02 UP   FY03 UP
----   ----   ----   ---   -------   -------   -------   -------   -------
B001   B001  [/\/\] [/\/\]   2,255     2,343     2,255     2,255     2,255
B002   B002                 18,098    16,804    18,098    18,098    18,098
B003   B003                  4,645     4,827     4,645     4,645     4,645
B004   B004                  1,725     1,792     1,725     1,725     1,725
B005   B005                    690       717       690       690       690
B006   B006                  1,356     1,409     1,356     1,356     1,356
B007   B007                 21,187    22,013    21,187    21,187    21,187
B008   B008                 19,725    20,494    19,725    19,725    19,725
B009   B009                 43,069    44,749    43,069    43,069    43,069
B00A   B00A                     --        --        --        --        --
B00B   B00B                     --        --        --        --        --
B00C   B00C                     --        --        --        --        --
B00D   B00D                    992     1,031       992       992       992
B00E   B00E                  1,645     1,709     1,645     1,645     1,645
B00F   B00F                  5,549     5,765     5,549     5,549     5,549
B00G   B00G                    660       685       660       660       660
B00H   B00H                  5,883     6,112     5,883     5,883     5,883
B00J   B00J                  1,932     2,007     1,932     1,932     1,932
B00K   B00K                    708       735       708       708       708
B00L   B00L                  3,561     3,700     3,561     3,561     3,561
B00M   B00M                    602       626       602       602       602
B00N   B00N                  1,226     1,274     1,226     1,226     1,226
B00P   B00P                    905       940       905       905       905
B00Q   B00Q                    793       824       793       793       793
B00R   B00R                    227       236       227       227       227
B00S   B00S                    188       195       188       188       188
B00T   B00T                  1,046     1,087     1,046     1,046     1,046
B00U   B00U                    623       648       623       623       623
B00V   B00V                  1,447     1,504     1,447     1,447     1,447
B00W   B00W                    283       294       283       283       283
B00X   B00X                  1,046     1,087     1,046     1,046     1,046
B00Y   B00Y                    645       670       645       645       645
B00Z   B00Z                    514       534       514       514       514
B010   B010                    514       534       514       514       514
B011   B011                  1,463     1,521     1,463     1,463     1,463
B012   B012                    283       294       283       283       283
B013   B013                  1,645     1,709     1,645     1,645     1,645
B014   B014                  1,923     1,998     1,823     1,923     1,923
B015   B015                  2,593     2,694     2,593     2,593     2,593
B016   B016                    283       294       283       283       283
B017   B017                 98,728   102,579    98,728    98,728    98,728
B018   B018                 98,728   102,579    98,728    98,728    98,728
B019   B019                 98,728   102,579    98,728    98,728    98,728
B01A   B01A                 98,728   102,579    98,728    98,728    98,728
B01B   B01B                 98,728   102,579    98,728    98,728    98,728
B01C   B01C                 18,098    18,804    18,098    18,098    18,098
B01D   B01D                  3,561     3,700     3,561     3,561     3,561
B01E   B01E                 98,728   102,579    98,728    98,728    98,728
B01F   B01F                 17,605    18,291    17,605    17,605    17,605
B01G   B01G                  3,561     3,700     3,561     3,561     3,561
B01H   B01H                123,083   127,883   123,083   123,083   123,083
B01J   B01J                 18,093    18,799    18,093    18,093    18,093
B01K   B01K                  3,561     3,700     3,561     3,561     3,561
B01L   B01L                 54,263    56,379    54,263    54,263    54,263
B01M   B01M                 22,686    23,571    22,686    22,686    22,686
B01N   B01N                  5,800     6,027     5,800     5,800     5,800
B01P   B01P                    172       179       172       172       172
B01Q   B01Q                  2,003     2,081     2,003     2,003     2,003
B01R   B01R                  7,743     8,045     7,743     7,743     7,743
B01S   B01S                  2,003     2,081     2,003     2,003     2,003
B01T   B01T                  1,413     1,468     1,413     1,413     1,413
B01U   B01U                  1,216     1,264     1,216     1,216     1,216
B01V   B01V                  1,748     1,816     1,748     1,748     1,748
B01W   B01W                  2,256     2,344     2,256     2,256     2,256
B01X   B01X                  1,216     1,264     1,216     1,216     1,216
B01Y   B01Y                  1,725     1,792     1,725     1,725     1,725
B01Z   B01Z                  1,923     1,998     1,923     1,923     1,923
B020   B020                    756       785       756       756       756
B021   B021                  1,356     1,409     1,356     1,356     1,356
B022   B022                    690       717       690       690       690
B023   B023                  5,549     5,765     5,549     5,549     5,549
B024   B024                    313       326       313       313       313
B025   B025                    138       143       138       138       138
B026   B026                    255       265       255       255       255
B027   B027                    255       265       255       255       255
B028   B028                    255       265       255       255       255
B029   B029                    255       265       255       255       255

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                       Confidential-Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                         ELIN Pricing Summary/Exhibit B

   ELIN
   0001      ELIN   NOUN   NSN    FY99 UP     FY00 UP     FY01 UP     FY02 UP     FY03 UP
----------   ----   ----   ---   ---------   ---------   ---------   ---------   ---------
BO2A         BO2A  [/\/\] [/\/\]     1,645       1,709       1,645       1,645       1,645
BO2B         BO2B                      593         618         593         593         593
BO2C         BO2C                      378         393         378         378         376
BO2D         BO2D                      378         393         378         378         378
BO2E         BO2E                      736         765         736         736         736
BO2F         BO2F                      450         467         450         450         450
BO2G         BO2G                      450         467         450         450         450
BO2H         BO2H                    1,216       1,264       1,216       1,216       1,216
BO2J         BO2J                      450         467         450         450         450
BO2K         BO2K                      450         467         450         450         450
BO2L         BO2L                    5,561       5,778       5,561       5,561       5,561
BO2M         BO2M                    5,561       5,778       5,561       5,561       5,561
BO2N         BO2N                    5,306       5,513       5,306       5,306       5,306
BO2P         BO2P                    5,561       5,778       5,561       5,561       5,561
BO2Q         BO2Q                      378         393         378         378         378
BO2R         BO2R                      593         616         593         593         593
BO2S         BO2S                      378         393         378         378         378
BO2T         BO2T                      593         616         593         593         593
BO2U         BO2U                      378         393         378         378         378
BO2V         BO2V                      450         467         450         450         450
BO2W         BO2W                      593         616         593         593         593
BO2X         BO2X                      593         616         593         593         593
BO2Y         BO2Y                      619         644         619         619         619
BO2Z         BO2Z                      593         616         593         593         593
BO30         BO30                      450         457         450         450         450
BO31         BO31                      407         423         407         407         407
BO32         BO32                      378         393         378         378         378
BO33         BO33                      593         516         593         593         593
BO34         BO34                      407         423         407         407         407
BO35         BO35                      619         644         619         619         619
BO36         BO36                      593         616         593         593         593
BO37         BO37                      593         616         593         593         593
BO38         BO38                      378         393         378         378         378
BO39         BO39                      378         393         378         378         378
BO3A         BO3A                      879         913         879         879         879
BO3B         BO3B                      378         393         378         378         378
BO3C         BO3C                      378         393         378         378         378
BO3D         BO3D                      194         201         194         194         194
BO3E         BO3E                      378         393         378         378         378
BO3F         BO3F                    1,805       1,875       1,805       1,805       1,805
BO3G         BO3G                      715         743         715         715         715
BO3H         BO3H                    4,650       4,831       4,650       4,650       4,650
BO3J         BO3J                    4,650       4,831       4,650       4,650       4,650
BO3K         BO3K                    4,650       4,831       4,650       4,650       4,650
                                 ---------   ---------   ---------   ---------   ---------
   121                           1,105,226   1,148,330   1,105,226   1,105,226   1,105,226
                                 ---------   ---------   ---------   ---------   ---------

Cost
Summary
-------
0001AA
Transition

0001AC
Repair Ops
T-56
F-100
TF-39

Totals

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                       Confidential Competitive-Sensitive

                    Schedule A- ELIN Pricing Summary/Exibit C

KLIN    ORG                                                                             FY 04-   FLOW   [ ]Check    Unit
0002   UNIT     TYPE MAINTENANCE    NOUN   NSN   FY99    FY00    FY01    FY02   FY 03    FY13    DAYS     FEEMS    Hours
----   ----   -------------------   ----   ---   ----   -----   -----   -----   -----   ------   ----   --------   -----
C001    SA    T56 Engine and LRUs  [/\/\] [/\/\]    1       1       1       1       1     --      16                  33
C002    SA    T56 Engine and LRUs                 102     407     407     407     407     --      26        X        265
C003    SA    T56 Engine and LRUs                   8      32      34      34      34     --      30                  68
C004    SA    T56 Engine and LRUs                  24     103     100     100     100     --      32                  25
C005    SA    T56 Engine and LRUs                 139     803     638     638     638     --       6        X         10
C006    SA    T56 Engine and LRUs                  17      71      75      75      75     --      13                  20
C007    SA    T56 Engine and LRUs                   2       6       7       7       7     --      25        X        310
C008    SA    T56 Engine and LRUs                   6      24      26      26      26     --      25        X        280
C009    SA    T56 Engine and LRUs                  74     299     299     299     299     --      26        X        460
C00A    SA    T56 Engine and LRUs                   0       0       0       0       0                                 --
C00B    SA    T56 Engine and LRUs                   0       0       0       0       0                                 --
C00C    SA    T56 Engine and LRUs                   0       0       0       0       0                                 --
C00D    SA    T56 Engine and LRUs                  14      58      80      80      80     --      12        X         15
C00E    SA    T56 Engine and LRUs                  16      88      71      71      71     --      16                  24
C00F    SA    T56 Engine and LRUs                  30     153     153     153     153     --      16        X         81
C00G    SA    T56 Engine and LRUs                  88     359     381     381     381     --       8        X         10
C00H    SA    T56 Engine and LRUs                  43     175     174     174     174     --      18        X         56
C00J    SA    T56 Engine and LRUs                  14      60      63      63      63     --      25                  26
C00K    SA    T56 Engine and LRUs                  44     187     198     198     198     --       7                  10
C00L    SA    T56 Engine and LRUs                  84     336     335     335     335     --      11        X         52
C00M    SA    T56 Engine and LRUs                  82     421     446     446     446     --       5        X          9
C00N    SA    T56 Engine and LRUs                  24      88     105     105     105     --      12        X         18
C00P    SA    T56 Engine and LRUs                  20      83      88      88      88     --       8        X         13
C00Q    SA    T56 Engine and LRUs                  18      81      85      85      85     --      10        X         12
C00R    SA    T56 Engine and LRUs                 176     741     787     787     787     --       8                   3
C00S    SA    T56 Engine and LRUs                 115     483     513     513     513     --       7                   3
C00T    SA    T56 Engine and LRUs                   1      33      49      49      49     --       7                  15
C00U    SA    T56 Engine and LRUs                  20      85      90      90      90     --       9                   9
C00V    SA    T56 Engine and LRUs                  27     108     108     108     108     --      15                  21
C00W    SA    T56 Engine and LRUs                  89     417     443     443     443     --       7                   4
C00X    SA    T56 Engine and LRUs                  28     117     124     124     124     --       7                  15
C00Y    SA    T56 Engine and LRUs                 185     790     400     400     400     --      12                   9
C00Z    SA    T56 Engine and LRUs                  45     188     199     199     199     --      11        X          8
C010    SA    T56 Engine and LRUs                  35     148     157     157     157     --       9        X          8
C011    SA    T56 Engine and LRUs                  21      87      92      92      92     --      11                  21
C012    SA    T56 Engine and LRUs                  67   1,220   1,502   1,502   1,502     --       5                   4
C013    SA    T56 Engine and LRUs                  81     255     271     271     271     --      13                  24
C014    SA    T56 Engine and LRUs                   3      13      14      14      14     --      12                  28
C015    SA    T56 Engine and LRUs                  35     147     158     158     158     --      25                  36
C016    SA    T56 Engine and LRUs                 142     597     833     833     833     --       7                   4
C017    SA    T56 Engine and LRUs                   1       1       1       1       1     --      37               1,296
C018    SA    T56 Engine and LRUs                   7      25      24      24      24     --      37               1,296
C019    SA    T56 Engine and LRUs                   4      15      15      15      15     --      37               1,296
C01A    SA    T56 Engine and LRUs                   4      15      15      15      15     --      37               1,296
C01B    SA    T56 Engine and LRUs                   3      20      17      17      17     --      37               1,296
C01C    SA    T56 Engine and LRUs                   6      25      18      18      18     --      28                 265
C01D    SA    T56 Engine and LRUs                   4      14      11      11      11     --      11                  52
C01E    SA    T56 Engine and LRUs                   2       9      14      14      14     --      37               1,296
C01F    SA    T56 Engine and LRUs                   3       9       8       8       8     --      28                 258
C01G    SA    T56 Engine and LRUs                   2       8       6       6       6     --      11                  52
C01H    SA    T56 Engine and LRUs                   1       5       5       5       5     --      37               1,652
C01J    SA    T56 Engine and LRUs                   1       5       4       4       4     --      28                 265
C01K    SA    T56 Engine and LRUs                   1       2       2       2       2     --      11                  52
C01L    SA    T56 Engine and LRUs                   8      32      31      31      31     --      30                 795
C01M    SA    T56 Engine and LRUs                   1       3       3       3       3     --      30                 332
C01N    SA    Navy T56                             20      81      38      38      38     --      30                  85
C01P    SA    Navy T56                              5      26      12      12      12     --      11                   3
C01Q    SA    Navy T56                              5      22      10      10      10     --      30                  29
C01R    SA    Navy T56                             16      74      35      35      35     --      21                 113
C01S    SA    Navy T56                              7      27      13      13      13     --      15                  29
C01T    SA    Navy T56                             10      38      18      18      18     --      31                  21
C01U    SA    Navy T56                              1       2       2       2       2     --      30                  18
C01V    SA    Navy T56                             29     116      55      55      55     --      31                  26
C01W    SA    Navy T56                              1       3       2       2       2     --      30                  33
C01X    SA    Navy T56                              3       4       2       2       2     --      28                  18
C01Y    SA    Navy T56                             33     134      63      63      63     --      32                  25
C01Z    SA    Navy T56                              7      28      13      13      13     --      12                  28
C020    SA    Navy T56                             45     183      88      88      88     --      12                  11
C021    SA    Navy T56                             18      70      33      33      33     --      13                  20
C022    SA    Navy T56                            329   1,324     624     624     624     --       8                  10
C023    SA    Navy T56                             42     167      79      79      79     --      18                  81
C024    SA    Navy T56                              6      32      32      32      32     --      30                   5
C025    SA    Navy T56                              4      22      22      22      22     --      30                   2
C026    SA    Navy T56                              1       2       2       2       2     --      30                   4
C027    SA    Navy T56                              2       9       9       9       9     --      30                   4
C028    SA    Navy T56                              4      14       6       6       6     --      20                   4
C029    SA    Navy T56                              1       5       5       5       5     --      30                   4
C02A    SA    Navy T56                             62     249     116     118     118     --      16                  24
C02B    SA    Navy T56                              3      12      12      12      12     --      30                   9
C02C    SA    Navy T56                              1       3       3       3       3     --      30                   6
C02D    SA    Navy T56                             14      59      28      28      28     --       5                   6
C02E    SA    Navy T56                             18      74      35      35      35     --       9                  11
C02F    SA    Navy T56                              2       6       3       3       3     --       3                   7
C02G    SA    Navy T56                              6      25      12      12      12     --      30                   7
C02H    SA    Navy T56                             10      40      19      19      19     --      30                  18
C02J    SA    Navy T56                              6      26      12      12      12     --      30                   7
C02K    SA    Navy T56                              3      11       5       3       3     --      30                   7
C02L    SA    Navy T56                             14      55      30      30      30     --      30                  81
C02M    SA    Navy T56                             17      48      22      22      22     --      30                  81
C02N    SA    Navy T56                             16      63      30      30      30     --      30                  78
C02P    SA    Navy T56                              6      25      12      12      12     --      30                  81
C02Q    SA    Navy T56                              9      38      17      17      17     --       4                   6
C02R    SA    Navy T56                              5      21      10      10      10     --       9                   9
C02S    SA    Navy T56                              2       9       4       4       4     --      30                   6
C02T    SA    Navy T56                              2       8       4       4       4     --      30                   8
C02U    SA    Navy T56                             13      52      24      24      24     --      30                   6

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                       Confidential Competitive-Sensitive

                    Schedule A- ELIN Pricing Summary/Exibit C

KLIN    ORG                                                                               FY 04-   FLOW   [ ]Check      Unit
0002   UNIT   TYPE MAINTENANCE   NOUN   NSN    FY99    FY00     FY01     FY02     FY 03    FY13    DAYS     FEEMS       Hours
----   ----   ----------------   ----   ---   -----   ------   ------   ------   ------   ------   ----   --------   -----------
C02V    SA    Navy T56          [/\/\] [/\/\]     1        2        2        2        2     --       30                        7
C02W    SA    Navy T56                            6       24       11       11       11     --       30                        9
C02X    SA    Navy T56                           16       63       30       30       30     --       30                        9
C02Y    SA    Navy T56                           12       80       24       24       24     --       30                        9
C02Z    SA    Navy T56                           12       81       24       24       24     --       30                        9
C030    SA    Navy T56                            3       12        6        6        6     --        8                        7
C031    SA    Navy T56                            6       23       11       11       11     --       30                        6
C032    SA    Navy T56                            6       22       10       10       10     --       30                        6
C033    SA    Navy T56                            4       15        8        8        8     --       30                        9
C034    SA    Navy T56                           15       61       29       29       29     --       30                        6
C035    SA    Navy T56                            6       20        9        9        9     --        6                        6
C036    SA    Navy T56                            8       20        9        9        9     --        6                        9
C037    SA    Navy T56                            3       12        6        6        6     --       30                        9
C038    SA    Navy T56                           19       78       37       37       37     --       10                        6
C039    SA    Navy T56                            2        7        3        3        3     --        4                        6
C03A    SA    Navy T56                           10       42       20       20       20     --       30                       13
C03B    SA    Navy T56                           18       75       35       35       35     --        8                        6
C03C    SA    Navy T56                           40      161       76       76       76     --       30                        8
C03D    SA    Navy T56                          291    1,174      554      554      554     --       30                        3
C03E    SA    Navy T56                            8       23       11       11       11     --       30                        6
C03F    SA    Navy T56                            7       29       13       13       13     --       30                       26
C03G    SA    Navy T56                            6       24       11       11       11     --        7                       10
C03H    SA    Navy T56                           14       58       28       28       28     --       30                       68
C03J    SA    Navy T56                            2        9        4        4        4     --       30                       68
C03K    SA    Navy T56                            2        7        3        3        3     --       30                       68
C0GL    SA    Fuel Accessories                  472    2,183    2,142    2,142    2,142     --        2       X                3
C0GM    SA    Fuel Accessories                   24      134      141      141      141     --       30       X               81
C0GN    SA    Fuel Accessories                    8      196      189      189      189     --       30       X               78
C0GP    SA    Fuel Accessories                    4       18       18       18       18     --       30                        7
C0GQ    SA    Fuel Accessories                    3       11       11       11       11     --       30                        8
C0GR    SA    Fuel Accessories                  120      337      400      400      400     --        9                        4
C0GS    SA    Fuel Accessories                   36      180      185      185      185     --        9       X               11
C0GT    SA    Fuel Accessories                   17       78       84       84       84     --       28       X               13
C0GU    SA    Fuel Accessories                    1        6        6        6        6     --        8       X                7
C0GV    SA    Fuel Accessories                  195      839      919      919      919     --        4       X                9
C0GW    SA    Fuel Accessories                    4       17       18       18       16     --        5       X               11
C0GX    SA    Fuel Accessories                  128      648      806      806      806     --        6                        6
C0GY    SA    Fuel Accessories                   28      107      114      114      114     --        9       X                2
C0GZ    SA    Fuel Accessories                   13       50       51       51       51     --        8                        7
C0H0    SA    Fuel Accessories                    1        5        6        8        6     --        8                        7
C0H1    SA    Fuel Accessories                   14       80       62       82       62     --        6       X                5
C0H2    SA    Fuel Accessories                   36      138      156      156      156     --        5       X                6
C0H3    SA    Fuel Accessories                   31      125      137      137      137     --        5                        6
C0H4    SA    Fuel Accessories                   16       73       79       79       79     --        5                        6
C0H5    SA    Fuel Accessories                    9       34       34       34       34     --        5       X                6
C0H6    SA    Fuel Accessories                   14       48       48       48       48     --        4       X                6
C0H7    SA    Fuel Accessories                   55      230      243      243      243     --        8       X                8
C0H8    SA    Fuel Accessories                   20       84       76       76       76     --        5                        3
C0H9    SA    Fuel Accessories                    7       26       30       30       30     --        4                        6
C0HA    SA    Fuel Accessories                    4       14       15       15       15     --        8       X                5
C0HB    SA    Fuel Accessories                    7       25       27       27       27     --        4                        6
C0HC    SA    Fuel Accessories                   44      184      195      195      195     --        3                        7
C0HD    SA    Fuel Accessories                   20      127       73       73       73     --       10                        6
                                              -----   ------   ------   ------   ------                              -----------
149      0                                    4,583   20,472   18,045   18,045   18,045                                 15,305,1
                                              =====   ======   ======   ======   ======                              ===========

Cost
Summary
-------
0002AA
Transition
0002AC
Repair OPS
T-58
F-100
TF-30
Fuel Accy

Totals

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept 5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                   Schedule A - ELIN Pricing Summary/Exhibit C

           FY 1999
-----------------------------
ELIN     Direct      Direct       Direct      Direct                                                Total
0002   Labor Hrs   Labor Rate   Labor Cost   Material   Sub-Cont   ODC   Overhead     G&A     COM   Price
----   ---------   ----------   ----------   --------   --------   ---   --------   -------   ---   -----
C001    [/\/\]         $--        [/\/\]                      --    --        661       402    --   [/\/\]
C002                   $--                                    --    --    541,436   329,207    --
C003                   $--                                    --    --     10,899     6,627    --
C004                   $--                                    --    --     12,142     7,383    --
C005                   $--                                    --    --     28,135    17,107    --
C006                   $--                                    --    --      6,759     4,110    --
C007                   $--                                    --    --     12,429     7,557    --
C008                   $--                                    --    --     34,711    21,105    --
C009                   $--                               680,800    --    711,336   432,511    --
C00A                   $--                                    --    --         --        --    --
C00B                   $--                                    --    --         --        --    --
C00C                   $--                                    --    --         --        --    --
C00D                   $--                      --            --    --      4,074     2,477    --
C00E                   $--                      --            --    --      7,720     4,694    --
C00F                   $--                      --            --    --     63,470    38,592    --
C00G                   $--                      --            --    --     16,641    10,118    --
C00H                   $--                                    --    --     74,195    45,113    --
C00J                   $--                                    --    --      7,932     4,823    --
C00K                   $--                                    --    --      9,135     5,554    --
C00L                   $--                                    --    --     87,743    53,350    --
C00M                   $--                                    --    --     10,955     6,661    --
C00N                   $--                                    --    --      8,629     5,247    --
C00P                   $--                                    --    --      5,309     3,228    --
C00Q                   $--                                    --    --      4,418     2,687    --
C00R                   $--                                    --    --     11,734     7,135    --
C00S                   $--                                    --    --      6,332     3,850    --
C00T                   $--                                    --    --        306       186    --
C00U                   $--                                    --    --      3,656     2,223    --
C00V                   $--                                    --    --     11,460     6,968    --
C00W                   $--                                    --    --      8,226     5,002    --
C00X                   $--                                    --    --      8,589     5,222    --
C00Y                   $--                                    --    --     35,002    21,282    --
C00Z                   $--                                    --    --      6,789     4,128    --
C010                   $--                                    --    --      5,279     3,210    --
C011                   $--                                    --    --      9,013     5,480    --
C012                   $--                                    --    --      5,568     3,385    --
C013                   $--                                    --    --     29,432    17,895    --
C014                   $--                                    --    --      1,692     1,029    --
C015                   $--                                    --    --     26,621    16,186    --
C016                   $--                                    --    --     11,798     7,173    --
C017                   $--                                 9,200    --     25,938    15,771    --
C018                   $--                                64,400    --    181,552   110,395    --
C019                   $--                                35,800    --    103,749    63,082    --
C01A                   $--                                35,800    --    103,749    63,082    --
C01B                   $--                                27,600    --     77,813    47,312    --
C01C                   $--                                    --    --     31,848    19,365    --
C01D                   $--                                    --    --      4,178     2,540    --
C01E                   $--                                18,400    --     51,875    31,541    --
CO1F                   $--                                    --    --     15,490     9,418    --
C01G                   $--                                    --    --      2,090     1,271    --
C01H                   $--                                 9,200    --     33,082    20,114    --
C01J                   $--                                    --    --      5,307     3,227    --
C01K                   $--                                    --    --      1,045       635    --
C01L                   $--                                    --    --    127,321    77,415    --
C01M                   $--                                    --    --      6,655     4,046    --
C01N                   $--                                    --    --     34,025    20,688    --
C01P                   $--                                    --    --        302       184    --
C01Q                   $--                                    --    --      3,526     2,144    --
C01R                   $--                                    --    --     40,878    24,855    --
C01S                   $--                                    --    --      4,112     2,500    --
C01T                   $--                                    --    --      4,146     2,521    --
C01U                   $--                                    --    --        356       217    --
C01V                   $--                                    --    --     14,869     9,041    --
C01W                   $--                                    --    --        661       402    --
C01X                   $--                                    --    --      1,069       650    --
C01Y                   $--                                    --    --     16,695    10,151    --
C01Z                   $--                                    --    --      3,946     2,400    --

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                     Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                   Schedule A - ELIN Pricing Summary/Exhibit C

           FY 1999
-----------------------------
ELIN     Direct      Direct       Direct      Direct                                               Total
0002   Labor Hrs   Labor Rate   Labor Cost   Material   Sub-Cont   ODC   Overhead     G&A    COM   Price
----   ---------   ----------   ----------   --------   --------   ---   --------   ------   ---   -----
C020    [/\/\]         $--        [/\/\]                   --       --     9,978     6,067    --   [/\/\]
C021                   $--                                 --       --     7,157     4,352    --
C022                   $--                                 --       --    66,592    40,489    --
C023                   $--                                 --       --    68,353    41,561    --
C024                   $--                                 --       --       553       336    --
C025                   $--                                 --       --       162        99    --
C026                   $--                                 --       --        74        45    --
C027                   $--                                 --       --       150        91    --
C028                   $--                                 --       --       298       181    --
C029                   $--                                 --       --        74        45    --
C02A                   $--                                 --       --    29,914    18,189    --
C02B                   $--                                 --       --       523       318    --
C02C                   $--                                 --       --       110        67    --
C02D                   $--                                 --       --     1,554       945    --
C02E                   $--                                 --       --     3,884     2,362    --
C02F                   $--                                 --       --       264       161    --
C02G                   $--                                 --       --       791       481    --
C02H                   $--                                 --       --     3,568     2,169    --
C02J                   $--                                 --       --       791       481    --
C02K                   $--                                 --       --       396       241    --
C02L                   $--                                 --       --    22,833    13,883    --
C02M                   $--                                 --       --    19,572    11,900    --
C02N                   $--                                 --       --    24,901    15,141    --
C02P                   $--                                 --       --     9,786     5,950    --
C02Q                   $--                                 --       --       999       607    --
C02R                   $--                                 --       --       869       528    --
C02S                   $--                                 --       --       222       135    --
C02T                   $--                                 --       --       348       212    --
C02U                   $--                                 --       --     1,441       876    --
C02V                   $--                                 --       --       132        30    --
C02W                   $--                                 --       --     1,043       634    --
C02X                   $--                                 --       --     2,781     1,691    --
C02Y                   $--                                 --       --     2,180     1,326    --
C02Z                   $--                                 --       --     2,086     1,268    --
C030                   $--                                 --       --       396       241    --
C031                   $--                                 --       --       717       436    --
C032                   $--                                 --       --       665       404    --
C033                   $--                                 --       --       695       422    --
C034                   $--                                 --       --     1,792     1,089    --
C035                   $--                                 --       --       909       553    --
C036                   $--                                 --       --       869       528    --
C037                   $--                                 --       --       523       318    --
C038                   $--                                 --       --     2,108     1,282    --
C039                   $--                                 --       --       222       135    --
C03A                   $--                                 --       --     2,579     1,568    --
C03B                   $--                                 --       --     1,996     1,214    --
C03C                   $--                                 --       --     4,437     2,698    --
C03D                   $--                                 --       --    16,517    10,043    --
C03E                   $--                                 --       --       665       404    --
C03F                   $--                                 --       --     3,706     2,253    --
C03G                   $--                                 --       --     1,259       766    --
C03H                   $--                                 --       --    19,093    11,609    --
C03J                   $--                                 --       --     2,727     1,658    --
C03K                   $--                                 --       --     2,727     1,658    --
C0GL                   $--                                 --       --    26,789    16,289    --
C0GM                   $--                                 --       --    39,144    23,800    --
C0GN                   $--                                 --       --    12,451     7,570    --
C0GP                   $--                                 --       --       529       321    --
C0GQ                   $--                                 --       --       332       202    --
C0GR                   $--                                 --       --    10,793     6,562    --
C0GS                   $--                                 --       --     7,770     4,724    --
C0GT                   $--                                 --       --     4,382     2,665    --
C0GU                   $--                                 --       --       132        8O    --
C0GV                   $--                                 --       --    33,902    20,614    --
C0GW                   $--                                 --       --       863       525    --
C0GX                   $--                                 --       --    15,286     9,294    --
C0GY                   $--                                 --       --     1,139       693    --

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                   Schedule A - ELIN Pricing Summary/Exhibit C

               FY 1999
------------------------------------
    ELIN        Direct      Direct       Direct      Direct                                                          Total
    0002      Labor Hrs   Labor Rate   Labor Cost   Material   Sub-Cont       ODC       Overhead      G&A      COM   Price
-----------   ---------   ----------   ----------   --------   --------   ----------   ---------   ---------   ---   -----
C0GZ           [/\/\]         $--        [/\/\]                      --           --       1,714       1,042    --   [/\/\]
C0H0                          $--                                    --           --         132          80    --
C0H1                          $--                                    --           --       1,407         856    --
C0H2                          $--                                    --           --       3,992       2,427    --
C0H3                          $--                                    --           --       3,702       2,251    --
C0H4                          $--                                    --           --       1,910       1,161    --
C0H5                          $--                                    --           --         999         607    --
C0H6                          $--                                    --           --       1,554         945    --
C0H7                          $--                                    --           --       6,100       3,709    --
C0H8                          $--                                    --           --       1,379         839    --
C0H9                          $--                                    --           --         777         472    --
C0HA                          $--                                    --           --         444         270    --
C0HB                          $--                                    --           --         777         472    --
C0HC                          $--                                    --           --       5,804       3,529    --
C0HD                          $--                                    --           --       2,218       1,349    --
                              ---                     ---       -------   ----------   ---------   ---------   ---
                                                       --       883,200           --   3,271,919   1,989,413    --
                              ---                     ---       -------   ----------   ---------   ---------   ---

Cost
Summary
-------
0002AA
Transition                                             --            --   24,520,292          --          --    --
0002AC
Repair Ops
T-56                           --                      --       883,200           --   3,085,498   1,876,064    --
F-100                          --
TF-39                         $--                      --            --           --          --          --    --
Fuel/Accy                      --                      --            --           --     186,421     113,349    --
                              ---                     ---       -------   ----------   ---------   ---------   ---
Totals                        $--                      --       883,200           --   3,271,919   1,989,413    --
                              ===                     ===       =======   ==========   =========   =========   ===

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                   Schedule A - ELIN Pricing Summary/Exhibit C

               FY 2000
------------------------------------
    ELIN        Direct      Direct       Direct      Direct                                                    Total
    0002      Labor Hrs   Labor Rate   Labor Cost   Material    Sub-Cont   ODC    Overhead      G&A      COM   Price
-----------   ---------   ----------   ----------   --------   ---------   ---   ---------   ---------   ---   -----
C001           [/\/\]         $--        [/\/\]                       --    --         661         402    --   [/\/\]
C002                          $--                                     --    --   2,160,434   1,313,601    --
C003                          $--                                     --    --      43,600      26,510    --
C004                          $--                                     --    --      52,109      31,684    --
C005                          $--                                     --    --     122,050      74,210    --
C006                          $--                                     --    --      28,231      17,165    --
C007                          $--                                     --    --      37,284      22,670    --
C008                          $--                                     --    --     138,845      84,421    --
C009                          $--                              2,750,800    --   2,874,187   1,747,582    --
C00A                          $--                                     --    --          --          --    --
C00B                          $--                                     --    --          --          --    --
C00C                          $--                                     --    --          --          --    --
C00D                          $--                      --             --    --      16,297       9,909    --
C00E                          $--                      --             --    --      32,809      19,949    --
C00F                          $--                      --             --    --     249,001     151,399    --
C00G                          $--                      --             --    --      69,465      42,236    --
C00H                          $--                                     --    --     301,955     183,596    --
C00J                          $--                                     --    --      33,995      20,670    --
C00K                          $--                                     --    --      38,823      23,606    --
C00L                          $--                                     --    --     350,972     213,401    --
C00M                          $--                                     --    --      74,382      45,226    --
C00N                          $--                                     --    --      35,596      21,643    --
C00P                          $--                                     --    --      22,034      13,397    --
C00Q                          $--                                     --    --      18,835      11,452    --
C00R                          $--                                     --    --      49,400      30,037    --
C00S                          $--                                     --    --      26,593      16,169    --
C00T                          $--                                     --    --      10,122       6,155    --
C00U                          $--                                     --    --      15,538       9,447    --
C00V                          $--                                     --    --      45,839      27,871    --
C00W                          $--                                     --    --      34,647      21,066    --
C00X                          $--                                     --    --      35,884      21,819    --
C00Y                          $--                                     --    --     151,166      91,913    --
C00Z                          $--                                     --    --      28,361      17,244    --
C010                          $--                                     --    --      22,327      13,575    --
C011                          $--                                     --    --      37,344      22,706    --
C012                          $--                                     --    --     101,363      61,631    --
C013                          $--                                     --    --     123,035      74,809    --
C014                          $--                                     --    --       7,329       4,456    --
C015                          $--                                     --    --     111,804      67,980    --
C016                          $--                                     --    --      49,602      30,160    --
C017                          $--                                  9,200    --      25,938      15,771    --
C018                          $--                                230,000    --     648,437     394,267    --
C019                          $--                                138,000    --     389,061     236,559    --
C01A                          $--                                138,000    --     389,061     236,559    --
C01B                          $--                                184,000    --     518,749     315,413    --
C01C                          $--                                     --    --     132,705      80,688    --
C01D                          $--                                     --    --      14,625       8,892    --
C01E                          $--                                 82,800    --     233,437     141,936    --
C01F                          $--                                     --    --      46,471      28,256    --
C01G                          $--                                     --    --       8,356       5,081    --
C01H                          $--                                 46,000    --     165,404     100,570    --
C01J                          $--                                     --    --      26,533      16,133    --
C01K                          $--                                     --    --       2,090       1,271    --
C01L                          $--                                     --    --     509,285     309,659    --
C01M                          $--                                     --    --      19,962      12,138    --
C01N                          $--                                     --    --     137,800      83,786    --
C01P                          $--                                     --    --       1,311         797    --
C01Q                          $--                                     --    --      12,925       7,859    --
C01R                          $--                                     --    --     168,055     102,182    --
C01S                          $--                                     --    --      15,862       9,645    --
C01T                          $--                                     --    --      15,752       9,578    --
C01U                          $--                                     --  ' --         713         433    --
C01V                          $--                                     --    --      59,746      36,163    --
C01W                          $--                                     --    --       1,984       1,206    --
C01X                          $--                                     --    --       1,427         868    --

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                   Schedule A - ELIN Pricing Summary/Exhibit C

            FY 2000
-----------------------------
ELIN     Direct      Direct       Direct      Direct                                                Total
0002   Labor Hrs   Labor Rate   Labor Cost   Material   Sub-Cont   ODC   Overhead     G&A     COM   Price
----   ---------   ----------   ----------   --------   --------   ---   --------   -------   ---   -----
C01Y    [/\/\]         $--        [/\/\]                   --       --     67,793    41,220    --   [/\/\]
C01Z                   $--                                 --       --     15,788     9,600    --
C020                   $--                                 --       --     40,575    24,671    --
C021                   $--                                 --       --     27,832    16,923    --
C022                   $--                                 --       --    267,984   162,941    --
C023                   $--                                 --       --    271,784   165,252    --
C024                   $--                                 --       --      2,941     1,788    --
C025                   $--                                 --       --        889       540    --
C026                   $--                                 --       --        150        91    --
C027                   $--                                 --       --        673       409    --
C028                   $--                                 --       --      1,047       637    --
C029                   $--                                 --       --        374       228    --
C02A                   $--                                 --       --    120,140    73,048    --
C02B                   $--                                 --       --      2,086     1,268    --
C02C                   $--                                 --       --        332       202    --
C02D                   $--                                 --       --      6,545     3,979    --
C02E                   $--                                 --       --     15,970     9,710    --
C02F                   $--                                 --       --        791       481    --
C02G                   $--                                 --       --      3,297     2,005    --
C02H                   $--                                 --       --     14,268     8,676    --
C02J                   $--                                 --       --      3,429     2,085    --
C02K                   $--                                 --       --      1,451       883    --
C02L                   $--                                 --       --     89,703    54,542    --
C02M                   $--                                 --       --     78,286    47,600    --
C02N                   $--                                 --       --     98,052    59,618    --
C02P                   $--                                 --       --     40,773    24,791    --
C02Q                   $--                                 --       --      3,992     2,427    --
C02R                   $--                                 --       --      3,652     2,220    --
C02S                   $--                                 --       --        999       607    --
C02T                   $--                                 --       --      1,391       846    --
C02U                   $--                                 --       --      5,768     3,507    --
C02V                   $--                                 --       --        264       161    --
C02W                   $--                                 --       --      4,172     2,537    --
C02X                   $--                                 --       --     10,953     6,660    --
C02Y                   $--                                 --       --      9,085     5,524    --
C02Z                   $--                                 --       --      8,867     5,391    --
C030                   $--                                 --       --      1,584       963    --
C031                   $--                                 --       --      2,747     1,670    --
C032                   $--                                 --       --      2,440     1,484    --
C033                   $--                                 --       --      2,609     1,586    --
C034                   $--                                 --       --      7,285     4,430    --
C035                   $--                                 --       --      3,634     2,209    --
C036                   $--                                 --       --      3,478     2,114    --
C037                   $--                                 --       --      2,086     1,268    --
C038                   $--                                 --       --      8,651     5,260    --
C039                   $--                                 --       --        777       472    --
C03A                   $--                                 --       --     10,827     6,583    --
C03B                   $--                                 --       --      8,318     5,058    --
C03C                   $--                                 --       --     17,858    10,858    --
C03D                   $--                                 --       --     66,634    40,515    --
C03E                   $--                                 --       --      2,551     1,551    --
C03F                   $--                                 --       --     15,350     9,333    --
C03G                   $--                                 --       --      5,035     3,061    --
C03H                   $--                                 --       --     79,102    48,096    --
C03J                   $--                                 --       --     12,274     7,463    --
C03K                   $--                                 --       --      9,548     5,805    --
C0GL                   $--                                 --       --    122,767    74,645    --
C0GM                   $--                                 --       --    218,548   132,883    --
C0GN                   $--                                 --       --    305,050   185,478    --
C0GP                   $--                                 --       --      2,374     1,444    --
C0GQ                   $--                                 --       --      1,219       741    --
C0GR                   $--                                 --       --     30,307    18,427    --
C0GS                   $--                                 --       --     33,847    23,620    --
C0GT                   $--                                 --       --     20,108    12,226    --
C0GU                   $--                                 --       --        791       481    --

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                   Schedule A - ELIN Pricing Summary/Exhibit C

               FY 2000
------------------------------------
   ELIN         Direct      Direct        Direct     Direct                                                     Total
   0002       Labor Hrs   Labor Rate   Labor Cost   Material    Sub-Cont   ODC    Overhead       G&A      COM   Price
----------    ---------   ----------   ----------   --------   ---------   ---   ----------   ---------   ---   -----
C0GV           [/\/\]         $--        [/\/\]                       --    --      145,868      88,692    --   [/\/\]
C0GW                          $--                                     --    --        3,670       2,231    --
C0GX                          $--                                     --    --       77,146      46,907    --
C0GY                          $--                                     --    --        4,689       2,851    --
C0GZ                          $--                                     --    --        6,595       4,010    --
C0H0                          $--                                     --    --          659         400    --
C0H1                          $--                                     --    --        6,032       3,668    --
C0H2                          $--                                     --    --       15,306       9,306    --
C0H3                          $--                                     --    --       14,927       9,076    --
C0H4                          $--                                     --    --        8,717       5,300    --
C0H5                          $--                                     --    --        3,772       2,293    --
C0H6                          $--                                     --    --        5,323       3,237    --
C0H7                          $--                                     --    --       25,510      15,511    --
C0H8                          $--                                     --    --        5,792       3,522    --
C0H9                          $--                                     --    --        2,883       1,753    --
C0HA                          $--                                     --    --        1,554         945    --
C0HB                          $--                                     --    --        2,773       1,686    --
C0HC                          $--                                     --    --       24,269      14,756    --
C0HD                          $--                                     --    --       14,086       8,565    --
                              ---                     ---      ---------   ---   ----------   ---------   ---
149                            --                      --      3,578,800    --   13,691,806   8,324,980    --
                              ---                     ---      ---------   ---   ----------   ---------   ---
Cost
Summary
-------
0002AA
Transition
0002AC
Repair Ops
T-56                           --                      --      3,578,800    --   12,582,225   7,650,325    --
F-100                          --
TF-39                          --                      --             --    --           --          --    --
Fuel Accy                      --                      --             --    --    1,109,581     674,655    --
                              ---                     ---      ---------   ---   ----------   ---------   ---
Totals                         --                      --      3,578,800    --   13,691,806   8,324,980    --
                              ===                     ===      =========   ===   ==========   =========   ===

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
              Propulsion Business Area Public Pritvate Competition
                                F41608-98-R-0084
                   Schedule A - ELIN Pricing Summary/Exhibit C

            FY2001
-----------------------------
ELIN    Direct       Direct       Direct      Direct                                                    Total
0002   Labor Hrs   Labor Rate   Labor Cost   Material   Sub-Cont    ODC   Overhead       G&A      COM   Price
----   ---------   ----------   ----------   --------   ---------   ---   ---------   ---------   ---   -----
C001    [/\/\]         $--        [/\/\]                       --    --         661         402    --   [/\/\]
C002                   $--                                     --    --   2,160,434   1,313,601    --
C003                   $--                                     --    --      46,325      28,167    --
C004                   $--                                     --    --      55,144      33,529    --
C005                   $--                                     --    --     129,135      78,518    --
C006                   $--                                     --    --      29,820      18,132    --
C007                   $--                                     --    --      43,498      26,448    --
C008                   $--                                     --    --     150,415      91,456    --
C009                   $--                              2,750,800    --   2,874,187   1,747,582    --
C00A                   $--                                     --    --          --          --    --
C00B                   $--                                     --    --          --          --    --
C00C                   $--                                     --    --          --          --    --
C00D                   $--                      --             --    --      17,460      10,616    --
C00E                   $--                      --             --    --      34,257      20,829    --
C00F                   $--                      --             --    --     249,001     151,399    --
C00G                   $--                      --             --    --      73,723      44,825    --
C00H                   $--                                     --    --     300,229     182,547    --
C00J                   $--                                     --    --      35,694      21,703    --
C00K                   $--                                     --    --      41,108      24,995    --
C00L                   $--                                     --    --     349,927     212,765    --
C00M                   $--                                     --    --      78,800      47,913    --
C00N                   $--                                     --    --      37,754      22,856    --
C00P                   $--                                     --    --      23,362      14,205    --
C00Q                   $--                                     --    --      19,766      12,018    --
C00R                   $--                                     --    --      52,467      31,901    --
C00S                   $--                                     --    --      28,245      17,174    --
C00T                   $--                                     --    --      15,029       9,138    --
C00U                   $--                                     --    --      16,451      10,002    --
C00V                   $--                                     --    --      45,839      27,871    --
C00W                   $--                                     --    --      36,807      22,380    --
C00X                   $--                                     --    --      38,033      23,125    --
C00Y                   $--                                     --    --      75,677      46,014    --
C00Z                   $--                                     --    --      30,020      18,253    --
C010                   $--                                     --    --      23,684      14,401    --
C011                   $--                                     --    --      39,490      24,011    --
C012                   $--                                     --    --     124,793      75,877    --
C013                   $--                                     --    --     130,755      79,502    --
C014                   $--                                     --    --       7,894       4,800    --
C015                   $--                                     --    --     118,649      72,141    --
C016                   $--                                  9,200    --      52,593      31,978    --
C017                   $--                                220,800    --      25,938      15,771    --
C018                   $--                                138,000    --     622,498     378,495    --
C019                   $--                                138,000    --     389,061     236,559    --
C01A                   $--                                156,400    --     389,061     236,559    --
C01B                   $--                                     --    --     440,936     268,101    --
C01C                   $--                                     --    --      95,547      58,095    --
C01D                   $--                                128,800    --      11,490       6,986    --
C01E                   $--                                     --    --     363,125     220,789    --
C0IF                   $--                                     --    --      41,308      25,116    --
C01G                   $--                                 46,000    --       6,268       3,811    --
C01H                   $--                                     --    --     165,404     100,570    --
C01J                   $--                                     --    --      21,228      12,907    --
C01K                   $--                                     --    --       2,090       1,271    --
C01L                   $--                                     --    --     493,371     299,983    --
C01M                   $--                                     --    --      19,962      12,138    --
C0IN                   $--                                     --    --      64,648      39,307    --
C01P                   $--                                     --    --         605         368    --
C01Q                   $--                                     --    --       5,874       3,572    --
C01R                   $--                                     --    --      79,485      48,329    --
C01S                   $--                                     --    --       7,638       4,644    --
C01T                   $--                                     --    --       7,462       4,537    --
C01U                   $--                                     --    --         713         433    --
C01V                   $--                                     --    --      26,201      17,147    --
C01W                   $--                                     --    --       1,323         805    --
C01X                   $--                                     --    --         713         433    --
C01Y                   $--                                     --    --      31,872      19,379    --
C01Z                   $--                                     --    --       7,329       4,456    --

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
              Propulsion Business Area Public Pritvate Competition
                                F41608-98-R-0084
                   Schedule A - ELIN Pricing Summary/Exhibit C

            FY2001
-----------------------------
ELIN    Direct       Direct       Direct      Direct                                                    Total
0002   Labor Hrs   Labor Rate   Labor Cost   Material   Sub-Cont   ODC   Overhead       G&A      COM   Price
----   ---------   ----------   ----------   --------   --------   ---   ---------   ---------   ---   -----
C020    [/\/\]         $--        [/\/\]                    --       --     19,069      11,595    --   [/\/\]
C021                   $--                                 --       --      13,121       7,978    --
C022                   $--                                 --       --     126,300      76,794    --
C023                   $--                                 --       --     128,569      78,173    --
C024                   $--                                 --       --       2,941       1,788    --
C025                   $--                                 --       --         889         540    --
C026                   $--                                 --       --         150          91    --
C027                   $--                                 --       --         673         409    --
C028                   $--                                 --       --         448         273    --
C029                   $--                                 --       --         374         228    --
C02A                   $--                                 --       --      56,934      34,617    --
C02B                   $--                                 --       --       2,086       1,268    --
C02C                   $--                                 --       --         332         202    --
C02D                   $--                                 --       --       3,105       1,888    --
C02E                   $--                                 --       --       7,554       4,593    --
C02F                   $--                                 --       --         396         241    --
C02G                   $--                                 --       --       1,584         963    --
C02H                   $--                                 --       --       6,777       4,121    --
C02J                   $--                                 --       --       1,584         963    --
C02K                   $--                                 --       --         659         400    --
C02L                   $--                                 --       --      48,930      29,751    --
C02M                   $--                                 --       --      35,880      21,816    --
C02N                   $--                                 --       --      46,691      28,390    --
C02P                   $--                                 --       --      19,572      11,900    --
C02Q                   $--                                 --       --       1,886       1,147    --
C02R                   $--                                 --       --       1,738       1,057    --
C02S                   $--                                 --       --         444         270    --
C02T                   $--                                 --       --         695         422    --
C02U                   $--                                 --       --       2,663       1,619    --
C02V                   $--                                 --       --         264         161    --
C02W                   $--                                 --       --       1,912       1,163    --
C02X                   $--                                 --       --       5,215       3,171    --
C02Y                   $--                                 --       --       4,360       2,651    --
C02Z                   $--                                 --       --       4,172       2,537    --
C030                   $--                                 --       --         791         481    --
C031                   $--                                 --       --       1,313         799    --
C032                   $--                                 --       --       1,109         674    --
C033                   $--                                 --       --       1,043         634    --
C034                   $--                                 --       --       3,464       2,106    --
C035                   $--                                 --       --       1,636         995    --
C036                   $--                                 --       --       1,566         952    --
C037                   $--                                 --       --       1,043         634    --
C038                   $--                                 --       --       4,104       2,495    --
C039                   $--                                 --       --         332         202    --
C03A                   $--                                 --       --       5,155       3,135    --
C03B                   $--                                 --       --       3,882       2,360    --
C03C                   $--                                 --       --       8,429       5,125    --
C03D                   $--                                 --       --      31,444      19,119    --
C03E                   $--                                 --       --       1,219         741    --
C03F                   $--                                 --       --       6,881       4,184    --
C03G                   $--                                 --       --       2,308       1,404    --
C03H                   $--                                 --       --      38,187      23,219    --
C03J                   $--                                 --       --       5,456       3,317    --
C03K                   $--                                 --       --       4,092       2,488    --
C0GL                   $--                                 --       --     121,575      73,921    --
C0GM                   $--                                 --       --     229,966     139,825    --
C0GN                   $--                                 --       --     294,157     178,855    --
C0GP                   $--                                 --       --       2,374       1,444    --
C0GQ                   $--                                 --       --       1,219         741    --
C0GR                   $--                                 --       --      35,973      21,872    --
C0GS                   $--                                 --       --      35,610      21,852    --
C0GT                   $--                                 --       --      21,654      13,166    --
C0GU                   $--                                 --       --         791         481    --
C0GV                   $--                                 --       --     159,778      97,149    --
C0GW                   $--                                 --       --       3,884       2,362    --
C0GX                   $--                                 --       --      72,370      44,003    --
C0GY                   $--                                 --       --       4,995       3,037    --

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                   Schedule A - ELIN Pricing Summary/Exhibit C

         FY2002
----------------------------
ELIN    Direct       Direct       Direct      Direct                                                Total
0002   Labor Hrs   Labor Rate   Labor Cost   Material   Sub-Cont   ODC   Overhead    G&A      COM   Price
----   ---------   ----------   ----------   --------   --------   ---   --------   ------   ----   -----
C01T    [/\/\]         $--        [/\/\]      [/\/\]       --       --      7,462    4,537    --    [/\/\]
C01U                   $--                                 --       --        713      433    --
C01V                   $--                                 --       --     28,201   17,147    --
C01W                   $--                                 --       --      1,323      805    --
C01X                   $--                                 --       --        713      433    --
C01Y                   $--                                 --       --     31,872   19,379    --
C01Z                   $--                                 --       --      7,329    4,456    --
C020                   $--                                 --       --     19,069   11,595    --
C021                   $--                                 --       --     13,121    7,978    --
C022                   $--                                 --       --    126,300   76,794    --
C023                   $--                                 --       --    128,569   78,173    --
C024                   $--                                 --       --      2,941    1,788    --
C025                   $--                                 --       --        889      540    --
C026                   $--                                 --       --        150       91    --
C027                   $--                                 --       --        673      409    --
C028                   $--                                 --       --        448      273    --
C029                   $--                                 --       --        374      228    --
C02A                   $--                                 --       --     56,934   34,617    --
C02B                   $--                                 --       --      2,086    1,268    --
C02C                   $--                                 --       --        332      202    --
C02D                   $--                                 --       --      3,105    1,888    --
C02E                   $--                                 --       --      7,554    4,593    --
C02F                   $--                                 --       --        396      241    --
C02G                   $--                                 --       --      1,584      963    --
C02H                   $--                                 --       --      6,777    4,121    --
C02J                   $--                                 --       --      1,584      963    --
C02K                   $--                                 --       --        659      400    --
C02L                   $--                                 --       --     48,930   29,751    --
C02M                   $--                                 --       --     35,880   21,816    --
C02N                   $--                                 --       --     46,691   28,390    --
C02P                   $--                                 --       --     19,572   11,900    --
C02Q                   $--                                 --       --      1,886    1,147    --
C02R                   $--                                 --       --      1,738    1,057    --
C02S                   $--                                 --       --        444      270    --
C02T                   $--                                 --       --        695      422    --
C02U                   $--                                 --       --      2,663    1,619    --
C02V                   $--                                 --       --        264      161    --
C02W                   $--                                 --       --      1,912    1,163    --
C02X                   $--                                 --       --      5,215    3,171    --
C02Y                   $--                                 --       --      4,360    2,651    --
C02Z                   $--                                 --       --      4,172    2,537    --
C030                   $--                                 --       --        791      481    --
C031                   $--                                 --       --      1,313      799    --
C032                   $--                                 --       --      1,109      674    --
C033                   $--                                 --       --      1,043      634    --
C034                   $--                                 --       --      3,464    2,106    --
C035                   $--                                 --       --      1,636      995    --
C036                   $--                                 --       --      1,566      952    --
C037                   $--                                 --       --      1,043      634    --
C038                   $--                                 --       --      4,104    2,495    --
C039                   $--                                 --       --        332      202    --
C03A                   $--                                 --       --      5,155    3,135    --
C03B                   $--                                 --       --      3,882    2,360    --
C03C                   $--                                 --       --      8,429    5,125    --
C03D                   $--                                 --       --     31,444   19,119    --
C03E                   $--                                 --       --      1,219      741    --
C03F                   $--                                 --       --      6,881    4,184    --
C03G                   $--                                 --       --      2,308    1,404    --
C03H                   $--                                 --       --     38,187   23,219    --
C03J                   $--                                 --       --      5,456    3,317    --

Standard Aero Proprietory - Not Releasable       FPR Submission to LM Sept.05/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                       Confidential-Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                  Schedule A - ELIN Pricing Summary/Exhibit C

                FY 2002
---------------------------------------
   ELIN            Direct      Direct       Direct      Direct                                                     Total
   0002          Labor Hrs   Labor Rate   Labor Cost   Material   Sub-Cont    ODC    Overhead       G&A      COM   Price
----------       ---------   ----------   ----------   --------   ---------   ---   ----------   ---------   ---   -----
C03K              [/\/\]         $--        [/\/\]                       --    --        4,092       2,488    --   [/\/\]
C0GL                             $--                                     --    --      121,575      73,921    --
C0GM                             $--                                     --    --      229,966     139,825    --
C0GN                             $--                                     --    --      294,157     178,855    --
C0GP                             $--                                     --    --        2,374       1,444    --
C0GQ                             $--                                     --    --        1,219         741    --
C0GR                             $--                                     --    --       35,973      21,872    --
C0GS                             $--                                     --    --       35,610      21,652    --
C0GT                             $--                                     --    --       21,654      13,166    --
C0GU                             $--                                     --    --          791         481    --
C0GV                             $--                                     --    --      159,778      97,149    --
C0GW                             $--                                     --    --        3,884       2,362    --
C0GX                             $--                                     --    --       72,370      44,003    --
C0GY                             $--                                     --    --        4,995       3,037    --
C0GZ                             $--                                     --    --        6,727       4,090    --
C0H0                             $--                                     --    --          791         481    --
C0H1                             $--                                     --    --        6,232       3,789    --
C0H2                             $--                                     --    --       17,304      10,521    --
C0H3                             $--                                     --    --       16,361       9,948    --
C0H4                             $--                                     --    --        9,434       5,736    --
C0H5                             $--                                     --    --        3,772       2,293    --
C0H6                             $--                                     --    --        5,323       3,237    --
C0H7                             $--                                     --    --       26,953      16,388    --
C0H8                             $--                                     --    --        5,239       3,186    --
C0H9                             $--                                     --    --        3,327       2,023    --
C0HA                             $--                                     --    --        1,664       1,012    --
C0HB                             $--                                     --    --        2,995       1,821    --
C0HC                             $--                                     --    --       25,720      15,639    --
C0HD                             $--                                     --    --        8,096       4,923    --
                                 ---                              ---------   ---   ----------   ---------   ---
149                               --                              3,588,000    --   12,705,981   7,725,572    --
                                 ===                              =========   ===   ==========   =========   ===

 Cost
Summary
-------
0002AA
Transition
0002AC
Repair Ops
T-56
F-100
TF-39
Fuel Accy

Totals

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                  Schedule A - ELIN Pricing Summary / Exhibit C

              FY2001
----------------------------------
ELIN           Direct      Direct       Direct      Direct                                                     Total
0002         Labor Hrs   Labor Rate   Labor Cost   Material    Sub-Cont   ODC    Overhead       G&A      COM   Price
----         ---------   ----------   ----------   --------   ---------   ---   ----------   ---------   ---   -----
C0GZ          [/\/\]         $--        [/\/\]                       --    --        6,727       4,090    --   [/\/\]
C0H0                         $--                                     --    --          791         481    --
C0H1                         $--                                     --    --        6,232       3,789    --
C0H2                         $--                                     --    --       17,304      10,521    --
COH3                         $--                                     --    --       16,361       9,948    --
C0H4                         $--                                     --    --        9,434       5,736    --
C0H5                         $--                                     --    --        3,772       2,293    --
C0H6                         $--                                     --    --        5,323       3,237    --
C0H7                         $--                                     --    --       26,953      16,388    --
C0H8                         $--                                     --    --        5,239       3,186    --
C0H9                         $--                                     --    --        3,327       2,023    --
C0HA                         $--                                     --    --        1,664       1,012    --
C0HB                         $--                                     --    --        2,995       1,821    --
C0HC                         $--                                     --    --       25,720      15,639    --
C0HD                         $--                                     --    --        8,096       4,923    --
                             ---                              ---------   ---   ----------   ---------   ---
   149                        --                              3,588,000    --   12,705,981   7,725,572    --
                             ---                              ---------   ---   ----------   ---------   ---

Cost
Summary
-------
0002AA
Transition
0002AC
Repair Ops
T-56                          --                       --     3,588,000    --   11,581,697   7,041,977    --
F-100                         --
TF-39                        $--                       --            --    --           --          --    --
Fuel Accy                     --                       --            --    --    1,124,284     683,594    --
                             ---                      ---     ---------   ---   ----------   ---------   ---
Totals                        --                       --     3,588,000    --   12,705,981   7,725,572    --
                             ===                      ===     =========   ===   ==========   =========   ===

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                  Schedule A - ELIN Pricing Summary / Exhibit C

           FY2002
-----------------------------
ELIN     Direct      Direct       Direct      Direct                                                    Total
0002   Labor Hrs   Labor Rate   Labor Cost   Material    Sub-Cont   ODC    Overhead      G&A      COM   Price
----   ---------   ----------   ----------   --------   ---------   ---   ---------   ---------   ---   -----
C001    [/\/\]         $--       [/\/\]                        --    --         661         402    --   [/\/\]
C002                   $--                                     --    --   2,160,434   1,313,601    --
C003                   $--                                     --    --      46,325      28,167    --
C004                   $--                                     --    --      55,144      33,529    --
C005                   $--                                     --    --     129,135      78,518    --
C006                   $--                                     --    --      29,620      18,132    --
C007                   $--                                     --    --      43,498      26,448    --
C008                   $--                                     --    --     150,415      91,456    --
C009                   $--                              2,750,800    --   2,874,187   1,747,582    --
C00A                   $--                                     --    --          --          --    --
C00B                   $--                                     --    --          --          --    --
C00C                   $--                                     --    --          --          --    --
C00D                   $--                      --             --    --      17,460      10,616    --
C00E                   $--                      --             --    --      34,257      20,829    --
C00F                   $--                      --             --    --     249,001     151,399    --
C00G                   $--                      --             --    --      73,723      44,825    --
C00H                   $--                                     --    --     300,229     182,547    --
C00J                   $--                                     --    --      35,694      21,703    --
C00K                   $--                                     --    --      41,108      24,995    --
C00L                   $--                                     --    --     349,927     212,765    --
C00M                   $--                                     --    --      78,800      47,913    --
C00N                   $--                                     --    --      37,754      22,956    --
C00P                   $--                                     --    --      23,352      14,205    --
C00Q                   $--                                     --    --      19,766      12,018    --
C00R                   $--                                     --    --      52,467      31,901    --
C00S                   $--                                     --    --      28,245      17,174    --
C00T                   $--                                     --    --      15,029       9,138    --
C00U                   $--                                     --    --      16,451      10,002    --
C00V                   $--                                     --    --      45,839      27,871    --
C00W                   $--                                     --    --      36,807      22,380    --
C00X                   $--                                     --    --      38,033      23,125    --
C00Y                   $--                                     --    --      75,677      46,014    --
C00Z                   $--                                     --    --      30,020      18,253    --
C010                   $--                                     --    --      23,684      14,401    --
C011                   $--                                     --    --      39,490      24,011    --
C012                   $--                                     --    --     124,793      75,877    --
C013                   $--                                     --    --     130,755      79,502    --
C014                   $--                                     --    --       7,894       4,800    --
C015                   $--                                     --    --     118,649      72,141    --
C016                   $--                                     --    --      52,593      31,978    --
C017                   $--                                  9,200    --      25,938      15,771    --
C018                   $--                                220,800    --     622,498     378,495    --
C019                   $--                                138,000    --     389,061     236,559    --
C01A                   $--                                138,000    --     389,061     236,559    --
C01B                   $--                                156,400    --     440,936     268,101    --
C01C                   $--                                     --    --      95,547      58,035    --
C01D                   $--                                     --    --      11,490       6,986    --
C01E                   $--                                128,800    --     363,125     220,789    --
C01F                   $--                                     --    --      41,308      25,116    --
C01G                   $--                                     --    --       6,268       3,811    --
C01H                   $--                                 46,000    --     165,404     100,570    --
C01J                   $--                                     --    --      21,228      12,907    --
C01K                   $--                                     --    --       2,090       1,271    --
C01L                   $--                                     --    --     493,371     299,983    --
C01M                   $--                                     --    --      19,962      12,138    --
C01N                   $--                                     --    --      64,648      39,307    --
C01P                   $--                                     --    --         605         368    --
C01Q                   $--                                     --    --       5,874       3,572    --
C01R                   $--                                     --    --      79,485      48,329    --
C01S                   $--                                     --    --       7,638       4,644    --

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                   Schedule A - ELIN Pricing Summary/Exhibit C

           FY 2003
----------------------------
ELIN     Direct      Direct       Direct      Direct                                                    Total
0002   Labor Hrs   Labor Rate   Labor Cost   Material    Sub-Cont   ODC    Overhead      G&A      COM   Price
----   ---------   ----------   ----------   --------   ---------   ---   ---------   ---------   ---   -----
C001    [/\/\]         $--        [/\/\]                       --    --         661         402    --   [/\/\]
C002                   $--                                     --    --   2,160,434   1,313,601    --
C003                   $--                                     --    --      46,325      28,167    --
C004                   $--                                     --    --      55,144      33,529    --
C005                   $--                                     --    --     129,135      78,518    --
C006                   $--                                     --    --      29,820      18,132    --
C007                   $--                                     --    --      43,498      26,448    --
C008                   $--                                     --    --     150,415      91,456    --
C009                   $--                              2,750,800    --   2,874,187   1,747,582    --
C00A                   $--                                     --    --          --          --    --
C00B                   $--                                     --    --          --          --    --
C00C                   $--                                     --    --          --          --    --
C00D                   $--                      --             --    --      17,460      10,616    --
C00E                   $--                      --             --    --      34,257      20,829    --
C00F                   $--                      --             --    --     249,001     151,399    --
C00G                   $--                      --             --    --      73,723      44,825    --
C00H                   $--                                     --    --     300,229     182,547    --
C00J                   $--                                     --    --      35,694      21,703    --
C00K                   $--                                     --    --      41,108      24,995    --
C00L                   $--                                     --    --     349,927     212,765    --
C00M                   $--                                     --    --      78,800      47,913    --
C00N                   $--                                     --    --      37,754      22,956    --
C00P                   $--                                     --    --      23,362      14,205    --
C00Q                   $--                                     --    --      19,766      12,018    --
C00R                   $--                                     --    --      52,467      31,901    --
C00S                   $--                                     --    --      28,245      17,174    --
C00T                   $--                                     --    --      15,029       9,138    --
C00U                   $--                                     --    --      16,451      10,002    --
C00V                   $--                                     --    --      45,839      27,871    --
C00W                   $--                                     --    --      36,807      22,380    --
C00X                   $--                                     --    --      38,033      23,125    --
C00Y                   $--                                     --    --      75,677      46,014    --
C00Z                   $--                                     --    --      30,020      18,253    --
C010                   $--                                     --    --      23,684      14,401    --
C011                   $--                                     --    --      39,490      24,011    --
C012                   $--                                     --    --     124,793      75,877    --
C013                   $--                                     --    --     130,755      79,502    --
C014                   $--                                     --    --       7,894       4,800    --
C015                   $--                                     --    --     118,649      72,141    --
C016                   $--                                     --    --      52,593      31,978    --
C017                   $--                                  9,200    --      25,938      15,771    --
C018                   $--                                220,800    --     622,498     378,495    --
C019                   $--                                138,000    --     389,061     236,559    --
C01A                   $--                                138,000    --     389,061     236,559    --
C01B                   $--                                156,400    --     440,936     268,101    --
C01C                   $--                                     --    --      95,547      58,095    --
C01D                   $--                                     --    --      11,490       6,986    --
C01E                   $--                                128,800    --     363,125     220,789    --
C0IF                   $--                                     --    --      41,308      25,116    --
C01G                   $--                                     --    --       6,268       3,811    --
C01H                   $--                                 46,000    --     165,404     100,570    --
C01J                   $--                                     --    --      21,228      12,907    --
C01K                   $--                                     --    --       2,090       1,271    --
C01L                   $--                                     --    --     493,371     299,983    --
C01M                   $--                                     --    --      19,962      12,138    --
C01N                   $--                                     --    --      64,648      39,307    --
C01P                   $--                                     --    --         605         368    --
C01Q                   $--                                     --    --       5,874       3,572    --
C01R                   $--                                     --    --      79,485      48,329    --
C01S                   $--                                     --    --       7,638       4,644    --
C01T                   $--                                     --    --       7,462       4,537    --
C01U                   $--                                     --    --         713         433    --

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                   Schedule A - ELIN Pricing Summary/Exhibit C

           FY 2003
----------------------------
ELIN     Direct      Direct       Direct      Direct                                                Total
0002   Labor Hrs   Labor Rate   Labor Cost   Material   Sub-Cont   ODC   Overhead     G&A     COM   Price
----   ---------   ----------   ----------   --------   --------   ---   --------   -------   ---   -----
C01V    [/\/\]         $--        [/\/\]                   --       --     28,201    17,147    --   [/\/\]
C01W                   $--                                 --       --      1,323       805    --
C01X                   $--                                 --       --        713       433    --
C01Y                   $--                                 --       --     31,872    19,379    --
C01Z                   $--                                 --       --      7,329     4,456    --
C020                   $--                                 --       --     19,069    11,595    --
C021                   $--                                 --       --     13,121     7,978    --
C022                   $--                                 --       --    126,300    76,794    --
C023                   $--                                 --       --    128,569    78,173    --
C024                   $--                                 --       --      2,941     1,788    --
C025                   $--                                 --       --        889       540    --
C026                   $--                                 --       --        150        91    --
C027                   $--                                 --       --        673       409    --
C028                   $--                                 --       --        448       273    --
C029                   $--                                 --       --        374       228    --
C02A                   $--                                 --       --     56,934    34,617    --
C02B                   $--                                 --       --      2,086     1,268    --
C02C                   $--                                 --       --        332       202    --
C02D                   $--                                 --       --      3,105     1,888    --
C02E                   $--                                 --       --      7,554     4,593    --
C02F                   $--                                 --       --        396       241    --
C02G                   $--                                 --       --      1,584       963    --
C02H                   $--                                 --       --      6,777     4,121    --
C02J                   $--                                 --       --      1,584       963    --
C02K                   $--                                 --       --        659       400    --
C02L                   $--                                 --       --     48,930    29,751    --
C02M                   $--                                 --       --     35,880    21,816    --
C02N                   $--                                 --       --     46,691    28,390    --
C02P                   $--                                 --       --     19,572    11,900    --
C02Q                   $--                                 --       --      1,886     1,147    --
C02R                   $--                                 --       --      1,738     1,057    --
C02S                   $--                                 --       --        444       270    --
C02T                   $--                                 --       --        695       422    --
C02U                   $--                                 --       --      2,663     1,619    --
C02V                   $--                                 --       --        264       161    --
C02W                   $--                                 --       --      1,912     1,163    --
C02X                   $--                                 --       --      5,215     3,171    --
C02Y                   $--                                 --       --      4,360     2,651    --
C02Z                   $--                                 --       --      4,172     2,537    --
C030                   $--                                 --       --        791       481    --
C031                   $--                                 --       --      1,313       799    --
C032                   $--                                 --       --      1,109       674    --
C033                   $--                                 --       --      1,043       634    --
C034                   $--                                 --       --      3,464     2,106    --
C035                   $--                                 --       --      1,636       995    --
C036                   $--                                 --       --      1,566       952    --
C037                   $--                                 --       --      1,043       634    --
C038                   $--                                 --       --      4,104     2,495    --
C039                   $--                                 --       --        332       202    --
C03A                   $--                                 --       --      5,155     3,135    --
C03B                   $--                                 --       --      3,882     2,360    --
C03C                   $--                                 --       --      8,429     5,125    --
C03D                   $--                                 --       --     31,444    19,119    --
C03E                   $--                                 --       --      1,219       741    --
C03F                   $--                                 --       --      6,881     4,184    --
C03G                   $--                                 --       --      2,308     1,404    --
C03H                   $--                                 --       --     38,187    23,219    --
C03J                   $--                                 --       --      5,458     3,317    --
C03K                   $--                                 --       --      4,092     2,488    --
C0GL                   $--                                 --       --    121,575    73,921    --
C0GM                   $--                                 --       --    229,968   139,825    --
C0GN                   $--                                 --       --    294,157   178,855    --

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                   Schedule A - ELIN Pricing Summary/Exhibit C

                FY 2003
---------------------------------------
ELIN               Direct      Direct       Direct      Direct                                                     Total
0002             Labor Hrs   Labor Rate   Labor Cost   Material    Sub-Cont   ODC    Overhead       G&A      COM   Price
----             ---------   ----------   ----------   --------   ---------   ---   ----------   ---------   ---   -----
C0GP              [/\/\]         $--       [/\/\]                        --    --         2374       1,444    --   [/\/\]
C0GQ                             $--                                     --    --        1,219         741    --
C0GR                             $--                                     --    --       35,973      21,872    --
C0GS                             $--                                     --    --       35,610      21,652    --
C0GT                             $--                                     --    --       21,654      13,166    --
C0GU                             $--                                     --    --          791         481    --
C0GV                             $--                                     --    --      159,778      97,149    --
C0GW                             $--                                     --    --        3,884       2,362    --
C0GX                             $--                                     --    --       72,370      44,003    --
C0GY                             $--                                     --    --        4,995       3,037    --
C0GZ                             $--                                     --    --        6,727       4,090    --
C0H0                             $--                                     --    --          791         481    --
C0H1                             $--                                     --    --        6,232       3,789    --
C0H2                             $--                                     --    --       17,304      10,521    --
C0H3                             $--                                     --    --       16,361       9,948    --
C0H4                             $--                                     --    --        9,434       5,736    --
C0H5                             $--                                     --    --        3,772       2,293    --
C0H6                             $--                                     --    --        5,323       3,237    --
C0H7                             $--                                     --    --       26,953      16,388    --
C0H8                             $--                                     --    --        5,239       3,186    --
C0H9                             $--                                     --    --        3,327       2,023    --
C0HA                             $--                                     --    --        1,664       1,012    --
C0HB                             $--                                     --    --        2,995       1,821    --
C0HC                             $--                                     --    --       25,720      15,639    --
C0HD                             $--                                     --    --        8,096       4,923    --
                                 ---                     ---      ---------   ---   ----------   ---------   ---
149                               --                      --      3,588,000    --   12,705,981   7,725,572    --
                                 ---                     ---      ---------   ---   ----------   ---------   ---

Cost
Summary
-------
0002AA
Transition
0002AC
Repair Ops
T-56
F-100
TF-39
Fuel Accy

Totals

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                        ELIN Pricing Summary / Exhibit C

ELIN
0002   ELIN   NOUN   NSN   FY99 UP   FY00 UP   FY01 UP   FY02 UP   FY03 UP
----   ----   ----   ---   -------   -------   -------   -------   -------
C001   C001  [/\/\] [/\/\]   2,171     2,255     2,171     2,171     2,171
C002   C002                 17,419    18,098    17,419    17,419    17,419
C003   C003                  4,471     4,645     4,471     4,471     4,471
C004   C004                  1,660     1,725     1,660     1,660     1,660
C005   C005                    664       690       664       664       664
C006   C006                  1,305     1,356     1,305     1,305     1,305
C007   C007                 20,392    21,187    20,392    20,392    20,392
C008   C008                 18,984    19,725    18,984    18,984    18,984
C009   C009                 41,452    43,069    41,452    41,452    41,452
C00A   C00A                     --        --        --        --        --
C00B   C00B                     --        --        --        --        --
C00C   C00C                     --        --        --        --        --
C00D   C00D                    955       992       955       955       955
C00E   C00E                  1,583     1,645     1,583     1,583     1,583
C00F   C00F                  5,341     5,549     5,341     5,341     5,341
C00G   C00G                    635       660       635       635       635
C00H   C00H                  5,662     5,883     5,662     5,662     5,662
C00J   C00J                  1,859     1,932     1,859     1,859     1,859
C00K   C00K                    681       708       681       681       681
C00L   C00L                  3,428     3,561     3,428     3,428     3,428
C00M   C00M                    580       602       580       580       580
C00N   C00N                  1,180     1,226     1,180     1,180     1,180
C00P   C00P                    871       905       871       871       871
C00Q   C00Q                    763       793       763       763       763
C00R   C00R                    219       227       219       219       219
C00S   C00S                    181       188       181       181       181
C00T   C00T                  1,006     1,045     1,006     1,006     1,006
C00U   C00U                    600       623       600       600       600
C00V   C00V                  1,393     1,447     1,393     1,393     1,393
C00W   C00W                    273       283       273       273       273
C00X   C00X                  1,006     1,046     1,006     1,006     1,006
C00Y   C00Y                    621       645       621       621       621
C00Z   C00Z                    495       514       495       495       495
C010   C010                    495       514       495       495       495
C011   C011                  1,409     1,463     1,409     1,409     1,409
C012   C012                    273       283       273       273       273
C013   C013                  1,583     1,645     1,583     1,583     1,583
C014   C014                  1,850     1,923     1,850     1,850     1,850
C015   C015                  2,496     2,593     2,496     2,496     2,496
C016   C016                    273       283       273       273       273
C017   C017                 95,022    98,728    95,022    95,022    95,022
C018   C018                 95,022    98,728    95,022    95,022    95,022
C019   C019                 95,022    98,728    95,022    95,022    95,022
C01A   C01A                 95,022    98,728    95,022    95,022    95,022
C01B   C01B                 95,022    98,728    95,022    95,022    95,022
C01C   C01C                 17,419    18,098    17,419    17,419    17,419
C01D   C01D                  3,428     3,561     3,428     3,428     3,428
C01E   C01E                 95,022    98,728    95,022    95,022    95,022
C01F   C01F                 16,944    17,605    16,944    16,944    16,944
C01G   C01G                  3,428     3,561     3,428     3,428     3,428
C01H   C01H                118,463   123,083   118,463   118,463   118,463
C01J   C01J                 17,414    18,093    17,414    17,414    17,414
C01K   C01K                  3,428     3,561     3,428     3,428     3,428
C01L   C01L                 52,226    54,263    52,226    52,226    52,226
C01M   C01M                 21,834    22,686    21,834    21,834    21,834
C01N   C01N                  5,583     5,800     5,583     5,583     5,583
C01P   C01P                    166       172       166       166       166
C01Q   C01Q                  1,928     2,003     1,928     1,928     1,928
C01R   C01R                  7,452     7,743     7,452     7,452     7,452
C01S   C01S                  1,928     2,003     1,928     1,928     1,928
C01T   C01T                  1,360     1,413     1,360     1,360     1,360
C01U   C01U                  1,170     1,216     1,170     1,170     1,170
C01V   C01V                  1,683     1,748     1,683     1,683     1,683
C01W   C01W                  2,171     2,256     2,171     2,171     2,171
C01X   C01X                  1,170     1,216     1,170     1,170     1,170
C01Y   C01Y                  1,660     1,725     1,660     1,660     1,660
C01Z   C01Z                  1,850     1,923     1,850     1,850     1,850
C020   C020                    728       756       728       728       728
C021   C021                  1,305     1,356     1,305     1,305     1,305
C022   C022                    664       690       664       664       664
C023   C023                  5,341     5,549     5,341     5,341     5,341
C024   C024                    302       313       302       302       302
C025   C025                    132       138       132       132       132
C026   C026                    245       255       245       245       245

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                         ELIN Pricing Summary/Exhibit C

ELIN
0002   ELIN   NOUN   NSN   FY99 UP   FY00 UP   FY01 UP   FY02 UP   FY03 UP
----   ----   ----   ---   -------   -------   -------   -------   -------
C027   C027  [/\/\] [/\/\]    245       255       245       245       245
C028   C028                   245       255       245       245       245
C029   C029                   245       255       245       245       245
C02A   C02A                 1,583     1,645     1,583     1,583     1,583
C02B   C02B                   571       593       571       571       571
C02C   C02C                   364       378       364       364       364
C02D   C02D                   364       378       364       364       364
C02E   C02E                   708       736       708       708       708
C02F   C02F                   433       450       433       433       433
C02G   C02G                   433       450       433       433       433
C02H   C02H                 1,170     1,216     1,170     1,170     1,170
C02J   C02J                   433       450       433       433       433
C02K   C02K                   433       450       433       433       433
C02L   C02L                 5,352     5,561     5,352     5,352     5,352
C02M   C02M                 5,352     5,561     5,352     5,352     5,352
C02N   C02N                 5,107     5,306     5,107     5,107     5,107
C02P   C02P                 5,352     5,561     5,352     5,352     5,352
C02Q   C02Q                   364       378       364       364       364
C02R   C02R                   571       593       571       571       571
C02S   C02S                   364       378       364       364       364
C02T   C02T                   571       593       571       571       571
C02U   C02U                   364       378       364       364       364
C02V   C02V                   433       450       433       433       433
C02W   C02W                   571       593       571       571       571
C02X   C02X                   571       593       571       571       571
C02Y   C02Y                   596       619       596       596       596
C02Z   C02Z                   571       593       571       571       571
C030   C030                   433       450       433       433       433
C031   C031                   392       407       392       392       392
C032   C032                   364       378       364       364       364
C033   C033                   571       593       571       571       571
C034   C034                   392       407       392       392       392
C035   C035                   596       619       596       596       596
C036   C036                   571       593       571       571       571
C037   C037                   571       593       571       571       571
C038   C038                   364       378       364       364       364
C039   C039                   364       378       364       364       364
C03A   C03A                   846       879       846       846       846
C03B   C03B                   364       378       364       364       364
C03C   C03C                   364       378       364       364       364
C03D   C03D                   186       194       185       185       185
C03E   C03E                   364       378       364       364       364
C03F   C03F                 1,737     1,805     1,737     1,737     1,737
C03G   C03G                   689       715       689       689       689
C03H   C03H                 4,475     4,650     4,475     4,475     4,475
C03J   C03J                 4,475     4,650     4,475     4,475     4,475
C03K   C03K                 4,475     4,650     4,475     4,475     4,475
C0GL   C0GL                   186       194       186       186       186
C0GM   C0GM                 5,352     5,561     5,352     5,352     5,352
C0GN   C0GN                 5,107     5,306     5,107     5,107     5,107
C0GP   C0GP                   433       450       433       433       433
C0GQ   C0GQ                   364       378       364       364       364
C0GR   C0GR                   295       307       295       295       295
C0GS   C0GS                   708       736       708       708       708
C0GT   C0GT                   846       879       846       846       846
C0GU   C0GU                   433       450       433       433       433
C0GV   C0GV                   571       593       571       571       571
C0GW   C0GW                   708       735       708       708       708
C0GX   C0GX                   392       407       392       392       392
C0GY   C0GY                   144       149       144       144       144
C0GZ   C0GZ                   433       450       433       433       433
C0H0   C0H0                   433       450       433       433       433
C0H1   C0H1                   330       343       330       330       330
C0H2   C0H2                   364       378       364       364       364
C0H3   C0H3                   392       407       392       392       392
C0H4   C0H4                   392       407       392       392       392
C0H5   C0H5                   364       378       364       364       364
C0H6   C0H6                   364       378       364       364       364
C0H7   C0H7                   364       378       364       364       364
C0H8   C0H8                   226       235       226       226       226
C0H9   C0H9                   364       378       364       364       364
C0HA   C0HA                   364       378       364       364       364
C0HB   C0HB                   364       378       364       364       364
C0HC   C0HC                   433       450       433       433       433

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                         ELIN Pricing Summary/Exhibit C

ELIN
0002   ELIN   NOUN   NSN    FY99 UP     FY00 UP     FY01 UP     FY02 UP     FY03 UP
----   ----   ----   ---   ---------   ---------   ---------   ---------   ---------
C0HD   C0HD  [/\/\] [/\/\]       364         378         364         364         364
149                        1,084,829   1,127,137   1,084,829   1,084,829   1,084,829

Cost
Summary
-------
0002AA
Transition
0002AC
Repair Ops
T-58
F-100
TF-39
Fuel Accy

Totals

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                   Schedule A - ELIN Pricing Summary/Exhibit D

ELIN    Org                                                                             FY04-   FLOW   [ ]CHECK    UNIT
0003   Unit     Type Maintenance    Noun   NSN   FY99    FY00    FY01    FY02    FY03    FY13   DAYS     FEEMS    HOURS
----   ----   -------------------   ----   ---   ----   -----   -----   -----   -----   -----   ----   --------   -----
D001     SA   T56 Engine and LRUs  [/\/\] [/\/\]    1       1       1       1       1     --     18                  33
D002     SA   T56 Engine and LRUs                  74     272     267     267     267     --     28        X        265
D003     SA   T56 Engine and LRUs                   8      32      34      34      34     --     30                  88
D004     SA   T56 Engine and LRUs                  24     103     109     109     109     --     32                  25
D005     SA   T56 Engine and LRUs                 140     803     638     638     638     --      0        X         10
D006     SA   T56 Engine and LRUs                  17      71      75      75      75     --     13                  20
D007     SA   T56 Engine and LRUs                   2       0       7       7       7     --     25        X        310
D008     SA   T56 Engine and LRUs                   8      24      26      26      26     --     25        X        289
D009     SA   T56 Engine and LRUs                  39     129     123     123     123     --     28        X        480
D00A     SA   T56 Engine and LRUs                   0       0       0       0       0                                --
D00B     SA   T56 Engine and LRUs                   0       0       0       0       0                                --
D00C     SA   T56 Engine and LRUs                   0       0       0       0       0                                --
D00D     SA   T56 Engine and LRUs                  14      50      50      50      50     --     12        X         15
D00E     SA   T56 Engine and LRUs                  18      58      71      71      71     --     15                  24
D00F     SA   T56 Engine and LRUs                  30     108     105     105     105     --     18        X         81
D00G     SA   T56 Engine and LRUs                  88     356     381     381     381     --      8        X         10
D00H     SA   T56 Engine and LRUs                  22      72      69      69      69     --     18        X         88
D00J     SA   T56 Engine and LRUs                  14      60      83      83      83     --     26                  28
D00K     SA   T56 Engine and LRUs                  44     187     198     198     198     --      7                  10
D00L     SA   T56 Engine and LRUs                  48     164     157     157     157     --     11        X         52
D00M     SA   T56 Engine and LRUs                  83     421     446     446     448     --      5        X          9
D00N     SA   T56 Engine and LRUs                  24      99     105     105     105     --     12        X         18
D00P     SA   T56 Engine and LRUs                  20      83      88      88      88     --      8        X         13
D00Q     SA   T56 Engine and LRUs                  19      81      85      85      85     --     10        X         12
D00R     SA   T56 Engine and LRUs                 170     741     787     787     787     --      8                   3
D00S     SA   T56 Engine and LRUs                 115     483     513     513     513     --      7                   3
D00T     SA   T56 Engine and LRUs                   1      33      49      49      49     --      7                  15
D00U     SA   T56 Engine and LRUs                  20      85      90      90      90     --      9                   9
D00V     SA   T56 Engine and LRUs                  27     108     108     108     108     --     15                  21
D00W     SA   T56 Engine and LRUs                  99     417     443     443     443     --      7                   4
D00X     SA   T56 Engine and LRUs                  28     117     124     124     124     --      7                  15
D00Y     SA   T56 Engine and LRUs                 185     700     400     400     400     --     12                   9
D00Z     SA   T56 Engine and LRUs                  45     188     188     188     188     --     11        X          8
D010     SA   T56 Engine and LRUs                  35     148     157     157     157     --      9        X          8
D011     SA   T56 Engine and LRUs                  21      87      92      92      92     --     11                  21
D012     SA   T56 Engine and LRUs                  67   1,220   1,502   1,502   1,502     --      5                   4
D013     SA   T56 Engine and LRUs                  01     255     271     271     271     --     13                  24
D014     SA   T56 Engine and LRUs                   3      13      14      14      14     --     12                  28
D015     SA   T56 Engine and LRUs                  35     147     158     158     158     --     28                  38
D016     SA   T56 Engine and LRUs                 142     507     833     833     833     --      7                   4
D017     SA   T56 Engine and LRUs                   1       1       1       1       1     --     37               1,296
D018     SA   T56 Engine and LRUs                   7      25      24      24      24     --     37               1,296
D019     SA   T56 Engine and LRUs                   4      15      15      15      15     --     37               1,296
D01A     SA   T56 Engine and LRUs                   4      15      15      15      15     --     37               1,296
D01B     SA   T56 Engine and LRUs                   3      20      17      17      17     --     37               1,296
D01C     SA   T56 Engine and LRUs                   6      25      18      18      18     --     28                 285
D01D     SA   T56 Engine and LRUs                   4      14      11      11      11     --     11                  52
D01E     SA   T56 Engine and LRUs                   2       8      14      14      14     --     37               1,296
D01F     SA   T56 Engine and LRUs                   3       8       8       8       8     --     28                 258
D01G     SA   T56 Engine and LRUs                   2       8       8       8       8     --     11                  52
D01H     SA   T56 Engine and LRUs                   1       5       5       5       5     --     37               1,652
D01J     SA   T56 Engine and LRUs                   1       5       4       4       4     --     28                 285
D01K     SA   T56 Engine and LRUs                   1       2       2       2       2     --     11                  52
D01L     SA   T56 Engine and LRUs                   8      32      31      31      31     --     30                 795
D01M     SA   T56 Engine and LRUs                   1       3       3       3       3     --     30                 332
D01N     SA   Navy T56                             20      81      38      38      38     --     30                  85
D01P     SA   Navy T56                              6      26      12      12      12     --     11                   3
D01Q     SA   Navy T56                              6      22      10      10      10     --     30                  29
D01R     SA   Navy T56                             18      74      35      35      35     --     21                 113
D01S     SA   Navy T56                              7      27      13      13      13     --     15                  28
D01T     SA   Navy T56                             10      38      18      18      18     --     31                  21
D01U     SA   Navy T56                              1       2       2       2       2     --     30                  18
D01V     SA   Navy T56                             29     116      55      55      55     --     31                  26
D01W     SA   Navy T56                              1       3       2       2       2     --     30                  33
D01X     SA   Navy T56                              3       4       2       2       2     --     28                  18
D01Y     SA   Navy T56                             33     134      83      83      83     --     32                  25
D01Z     SA   Navy T56                              7      26      13      13      13     --     12                  28
D020     SA   Navy T56                             45     183      88      88      88     --     12                  11
D021     SA   Navy T56                             18      70      33      33      33     --     12                  20
D022     SA   Navy T56                            329   1,324     824     824     824     --      6                  10
D023     SA   Navy T56                             42     187      79      79      79     --     18                  81
D024     SA   Navy T56                              6      32      32      32      32     --     30                   5
D025     SA   Navy T56                              4      22      22      22      22     --     30                   2
D026     SA   Navy T56                              1       2       2       2       2     --     30                   4
D027     SA   Navy T56                              2       9       9       9       9     --     30                   4
D028     SA   Navy T56                              4      14       6       6       6     --     29                   4
D029     SA   Navy T56                              1       5       5       5       5     --     30                   4
D02A     SA   Navy T56                             62     249     118     118     118     --     18                  24
D02B     SA   Navy T56                              3      12      12      12      12     --     30                   9
D02C     SA   Navy T56                              1       3       3       3       3     --     30                   8
D02D     SA   Navy T56                             14      50      28      28      28     --      5                   8
D02E     SA   Navy T56                             18      74      35      35      35     --      8                  11
D02F     SA   Navy T56                              2       8       3       3       3     --      3                   7
D02G     SA   Navy T56                              6      25      12      12      12     --     30                   7
D02H     SA   Navy T56                             10      40      18      18      18     --     30                  18
D02J     SA   Navy T56                              6      26      12      12      12     --     30                   7
D02K     SA   Navy T56                              3      11       5       5       5     --     30                   7
D02L     SA   Navy T56                             14      55      30      30      30     --     30                  81
D02M     SA   Navy T56                             12      46      22      22      22     --     30                  81
D02N     SA   Navy T56                             18      83      30      30      30     --     30                  78
D02P     SA   Navy T56                              6      25      12      12      12     --     30                  81

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockhead Martin Kelly Aircraft Center
               Propultion Business Area Public/Private Competition
                                F41008-06-R-0084
                         ELIN Pricing Summary/Exhibit D

ELIN  ORG   Type Maintenance          NOUN      NSN       FY98    FY00    FY01    FY02    FY03  FY04-  FLOW   FEEMS     UNIT
0003  UNIT                                                                                      FY12   DAYS             HOURS
D02Q   SA   NAVY T56                  [/\/\]    [/\/\]       9      36      17      17      17   --      4                 5
D02R   SA   NAVY T56                                         5      21      10      10      10   --      9                 9
D02S   SA   NAVY T56                                         2       9       4       4       4   --     30                 8
D02T   SA   NAVY T56                                         2       8       4       4       4   --     30                 9
D02U   SA   NAVY T56                                        13      82      24      24      24   --     30                 6
D02V   SA   NAVY T56                                         1       2       2       2       2   --     30                 7
D02W   SA   NAVY T56                                         6      24      11      11      11   --     30                 9
D02X   SA   NAVY T56                                        10      63      30      30      30   --     30                 9
D02Y   SA   NAVY T56                                        12      80      24      24      24   --     30                 9
D02Z   SA   NAVY T56                                        12      81      24      24      24   --     30                 9
D030   SA   NAVY T56                                         3      12       6       6       6   --      5                 7
D031   SA   NAVY T56                                         6      23      11      11      11   --     30                 6
D032   SA   NAVY T56                                         6      22      10      10      10   --     30                 6
D033   SA   NAVY T56                                         4      15       6       6       6   --     30                 9
D034   SA   NAVY T56                                        15      61      29      29      29   --     30                 6
D035   SA   NAVY T56                                         5      20       9       9       9   --      5                 9
D036   SA   NAVY T56                                         6      20       9       9       9   --      5                 9
D037   SA   NAVY T56                                         3      12       6       6       6   --     30                 9
D038   SA   NAVY T56                                        19      78      37      37      37   --     10                 6
D039   SA   NAVY T56                                         2       7       3       3       3   --      4                 6
D03A   SA   NAVY T56                                        10      42      20      20      20   --     30                13
D03B   SA   NAVY T56                                        18      75      35      35      35   --      6                 6
D03C   SA   NAVY T56                                        40     161      76      76      76   --     30                 6
D03D   SA   NAVY T56                                       291   1,174     654     654     654   --     30                 3
D03E   SA   NAVY T56                                         8      23      11      11      11   --     30                 6
D03F   SA   NAVY T56                                         7      29      13      13      13   --     30                25
D03G   SA   NAVY T56                                         6      24      11      11      11   --      7                10
D03H   SA   NAVY T56                                        14      58      28      28      28   --     30                55
D03J   SA   NAVY T56                                         2       9       4       4       4   --     30                68
D03K   SA   NAVY T56                                         2       7       3       3       3   --     30                68
D03L   SA   FUEL ACCESSORIES                               472   2,162   2,142   2,142   2,142   --      2   X             3
D03M   SA   FUEL ACCESSORIES                                24     134     141     141     141   --     30   X            81
D03N   SA   FUEL ACCESSORIES                                 6     198     189     189     189   --     30   X            78
D03P   SA   FUEL ACCESSORIES                                 4      18      18      18      18   --     30                 7
D03Q   SA   FUEL ACCESSORIES                                 3      11      11      11      11   --     30                 6
D03R   SA   FUEL ACCESSORIES                               120     337     400     400     400   --      9                 4
D03S   SA   FUEL ACCESSORIES                                36     180     185     185     185   --      9   X            11
D03T   SA   FUEL ACCESSORIES                                17      78      84      84      84   --     28   X            13
D03U   SA   FUEL ACCESSORIES                                 1       6       5       5       5   --      8   X             7
D03V   SA   FUEL ACCESSORIES                               195     839     912     912     912   --      4   X             9
D03W   SA   FUEL ACCESSORIES                                 4      17      18      18      18   --      5   X            11
D03X   SA   FUEL ACCESSORIES                               128     848     808     808     808   --      8                 6
D03Y   SA   FUEL ACCESSORIES                                26     107     114     114     114   --      9   X             2
D03Z   SA   FUEL ACCESSORIES                                13      50      51      51      51   --      6                 7
D040   SA   FUEL ACCESSORIES                                 1       5       6       6       6   --      6                 7
D041   SA   FUEL ACCESSORIES                                14      60      82      82      82   --      5   X             5
D042   SA   FUEL ACCESSORIES                                36     138     156     156     156   --      8   X             8
D043   SA   FUEL ACCESSORIES                                31     125     137     137     137   --      8                 8
D044   SA   FUEL ACCESSORIES                                16      73      79      79      79   --      5                 8
D045   SA   FUEL ACCESSORIES                                 9      34      34      34      34   --      5   X             8
D046   SA   FUEL ACCESSORIES                                14      48      48      48      48   --      4   X             8
D047   SA   FUEL ACCESSORIES                                55     230     243     243     243   --      3   X             8
D048   SA   FUEL ACCESSORIES                                20      84      76      76      76   --      5                 3
D049   SA   FUEL ACCESSORIES                                 7      28      30      30      30   --      4                 6
D04A   SA   FUEL ACCESSORIES                                 4      14      15      15      15   --      8   X             6
D04B   SA   FUEL ACCESSORIES                                 7      25      27      27      27   --      4                 6
D04C   SA   FUEL ACCESSORIES                                44     184     195     195     195   --      3                 7
D04D   SA   FUEL ACCESSORIES                                20     127      73      73      73   --     10                 8
D04V   SA   T56 TWO-LEVEL MAINTENANCE                       10      53      56      56      56   --     37             2,584
D04W   SA   T56 TWO-LEVEL MAINTENANCE                       25     119     122     122     122   --     37             2,584
                                                         -----  ------  ------  ------  ------  ---   ----   ---      --------
                                                         4,491  20,019  17,576  17,576  17,576                        20,473.6


COST
SUMMARY
--------------------------------------------------------------------------------
D003AA
Transition
D003AC
Repair Ops
T-56
F-100
TF-39
Fuel Assy
T-56 2LM
--------------------------------------------------------------------------------
Totals
--------------------------------------------------------------------------------

                        Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                   Schedule A - ELIN Pricing Summary/Exhibit D

           FY 1999
-----------------------------
ELIN     Direct      Direct       Direct      Direct                                                Total
0003   Labor Hrs   Labor Rate   Labor Cost   Material   Sub-Cont   ODC   Overhead     G&A     COM   Price
----   ---------   ----------   ----------   --------   --------   ---   --------   -------   ---   -----
D001    [/\/\]         $--        [/\/\]                      --    --     623,68       379         [/\/\]
D002                   $--                                    --    --    370,814   225,465
D003                   $--                                    --    --     10,289     6,256
D004                   $--                                    --    --     11,462     6,969
D005                   $--                                    --    --     26,750    16,265
D006                   $--                                    --    --      6,380     3,879
D007                   $--                                    --    --     11,733     7,134
D008                   $--                                    --    --     32,768    19,924
D009                   $--                               358,800    --    353,905   215,183
D00A                   $--                                    --    --         --        --
D00B                   $--                                    --    --         --        --
D00C                   $--                                    --    --         --        --
D00D                   $--                                    --    --      3,846     2,338
D00E                   $--                                    --    --      7,288     4,431
D00F                   $--                                    --    --     46,090    28,024
D00G                   $--                                    --    --     15,709     9,552
D00H                   $--                                    --    --     35,835    21,789
D00J                   $--                                    --    --      7,488     4,553
D00K                   $--                                    --    --      8,624     5,243
D00L                   $--                                    --    --     47,332    28,779
D00M                   $--                                    --    --     10,508     6,389
D00N                   $--                                    --    --      8,146     4,953
D00P                   $--                                    --    --      5,012     3,048
D00Q                   $--                                    --    --      4,171     2,536
D00R                   $--                                    --    --     11,077     6,735
D00S                   $--                                    --    --      5,978     3,635
D00T                   $--                                    --    --        289       176
D00U                   $--                                    --    --      3,451     2,098
D00V                   $--                                    --    --     10,818     6,578
D00W                   $--                                    --    --      7,766     4,722
D00X                   $--                                    --    --      8,108     4,930
D00Y                   $--                                    --    --     33,042    20,090
D00Z                   $--                                    --    --      6,409     3,897
D010                   $--                                    --    --      4,984     3,030
D011                   $--                                    --    --      8,509     5,173
D012                   $--                                    --    --      5,256     3,196
D013                   $--                                    --    --     27,784    16,893
D014                   $--                                    --    --      1,597       971
D015                   $--                                    --    --     25,131    15,280
D016                   $--                                    --    --     11,137     6,772
D017                   $--                                 9,200    --     24,486    14,888
D018                   $--                                64,400    --    171,397   104,214
D019                   $--                                36,800    --     97,941    59,550
D01A                   $--                                36,800    --     97,941    59,550
D01B                   $--                                27,600    --     73,456    44,663
D01C                   $--                                    --    --     30,065    18,280
D01D                   $--                                    --    --      3,944     2,398
D01E                   $--                                18,400    --     48,970    29,775
D01F                   $--                                    --    --     14,622     8,891
D01G                   $--                                    --    --      1,973     1,200
D01H                   $--                                 9,200    --     31,229    18,988
D01J                   $--                                    --    --      5,010     3,046
D01K                   $--                                    --    --        987       600
D01L                   $--                                    --    --    120,193    73,080
D01M                   $--                                    --    --      6,282     3,820
D01N                   $--                                    --    --     32,120    19,530
D01P                   $--                                    --    --        285       174
D01Q                   $--                                    --    --      3,328     2,024
D01R                   $--                                    --    --     38,589    23,463
D01S                   $--                                    --    --      3,882     2,360
D01T                   $--                                    --    --      3,914     2,380
D01U                   $--                                    --    --        336       205
D01V                   $--                                    --    --     14,037     8,535
D01W                   $--                                    --    --        624       379
D01X                   $--                                    --    --      1,009       614
D01Y                   $--                                    --    --     15,760     9,583

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                        Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                  Schedule A - ELIN Pricing Summary / Exhibit D

           FY 1999
-----------------------------
ELIN     Direct      Direct       Direct      Direct                                               Total
0003   Labor Hrs   Labor Rate   Labor Cost   Material   Sub-Cont   ODC   Overhead     G&A    COM   Price
----   ---------   ----------   ----------   --------   --------   ---   --------   ------   ---   -----
D01Z    [/\/\]         $--        [/\/\]                   --       --     3,727     2,266         [/\/\]
D020                   $--                                 --       --     9,419     5,727
D021                   $--                                 --       --     6,757     4,108
D022                   $--                                 --       --    62,863    38,222
D023                   $--                                 --       --    64,526    39,234
D024                   $--                                 --       --       522       317
D025                   $--                                 --       --       153        93
D026                   $--                                 --       --        70        43
D027                   $--                                 --       --       142        86
D028                   $--                                 --       --       282       171
D029                   $--                                 --       --        70        43
D02A                   $--                                 --       --    28,239    17,170
D02B                   $--                                 --       --       493       300
D02C                   $--                                 --       --       104        63
D02D                   $--                                 --       --     1,457       892
D02E                   $--                                 --       --     3,666     2,229
D02F                   $--                                 --       --       249       152
D02G                   $--                                 --       --       747       454
D02H                   $--                                 --       --     3,368     2,048
D02J                   $--                                 --       --       747       454
D02K                   $--                                 --       --       374       228
D02L                   $--                                 --       --    21,555    13,106
D02M                   $--                                 --       --    18,476    11,234
D02N                   $--                                 --       --    23,507    14,293
D02P                   $--                                 --       --     9,238     5,617
D02Q                   $--                                 --       --       943       573
D02R                   $--                                 --       --       820       499
D02S                   $--                                 --       --       210       128
D02T                   $--                                 --       --       329       200
D02U                   $--                                 --       --     1,361       827
D02V                   $--                                 --       --       125        76
D02W                   $--                                 --       --       985       599
D02X                   $--                                 --       --     2,625     1,596
D02Y                   $--                                 --       --     2,058     1,251
D02Z                   $--                                 --       --     1,969     1,197
D030                   $--                                 --       --       374       228
D031                   $--                                 --       --       677       411
D032                   $--                                 --       --       627       382
D033                   $--                                 --       --       656       399
D034                   $--                                 --       --     1,691     1,028
D035                   $--                                 --       --       858       522
D036                   $--                                 --       --       820       499
D037                   $--                                 --       --       493       300
D038                   $--                                 --       --     1,990     1,210
D039                   $--                                 --       --       210       128
D03A                   $--                                 --       --     2,434     1,480
D03B                   $--                                 --       --     1,884     1,146
D03C                   $--                                 --       --     4,188     2,546
D03D                   $--                                 --       --    15,592     9,480
D03E                   $--                                 --       --       627       382
D03F                   $--                                 --       --     3,498     2,127
D03G                   $--                                 --       --     1,189       723
D03H                   $--                                 --       --    18,024    10,959
D03J                   $--                                 --       --     2,574     1,565
D03K                   $--                                 --       --     2,574     1,565
D0GL                   $--                                 --       --    25,289    15,377
D0GM                   $--                                 --       --    36,952    22,468
D0GN                   $--                                 --       --    11,754     7,146
D0GP                   $--                                 --       --       499       303
D0GQ                   $--                                 --       --       314       191
D0GR                   $--                                 --       --    10,189     6,195
D0GS                   $--                                 --       --     7,335     4,460
D0GT                   $--                                 --       --     4,137     2,515
D0GU                   $--                                 --       --       125        76
D0GV                   $--                                 --       --    32,004    19,459
D0GW                   $--                                 --       --       815       495

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                   Schedule A - ELIN Pricing Summary/Exhibit D

              FY 1999
-----------------------------------
   ELIN        Direct      Direct       Direct      Direct                                                          Total
   0003      Labor Hrs   Labor Rate   Labor Cost   Material   Sub-Cont       ODC       Overhead      G&A      COM   Price
----------   ---------   ----------   ----------   --------   --------   ----------   ---------   ---------   ---   -----
D0GX          [/\/\]         $--        [/\/\]                      --           --      14,430       8,774         [/\/\]
D0GY                         $--                                    --           --       1,975         854
D0GZ                         $--                                    --           --       1,618         964
D0H0                         $--                                    --           --         125          76
D0H1                         $--                                    --           --       1,329         808
D0H2                         $--                                    --           --       3,769       2,291
D0H3                         $--                                    --           --       3,495       2,125
D0H4                         $--                                    --           --       1,803       1,095
D0H5                         $--                                    --           --         943         573
D0H6                         $--                                    --           --       1,457         892
D0H7                         $--                                    --           --       5,759       3,501
D0H8                         $--                                    --           --       1,302         792
D0H9                         $--                                    --           --         733         446
D0HA                         $--                                    --           --         420         255
D0HB                         $--                                    --           --         733         446
D0HC                         $--                                    --           --       5,479       3,331
D0HD                         $--                                    --           --       2,094       1,273
D0LV                         $--                                92,000           --     488,314     296,907
D0LW                         $--                               230,000           --   1,220,785     742,269
                             ---                     ---       -------   ----------   ---------   ---------   ---
   151                        --                      --       883,200           --   4,256,739   2,588,209    --
                             ---                     ---       -------   ----------   ---------   ---------   ---

Cost
Summary
-------
0003AA
Transition                                            --            --   27,778,100          --          --    --
0003AC
Repair Ops
T-56                          --                      --       561,200           --   2,371,657   1,442,030    --
F-100
TF-39                        $--                      --            --           --          --          --    --
Fuel Accy                                             --            --           --     175,984     107,003    --
T-56 2LM                      --                      --       322,000           --   1,709,098   1,039,177    --
                             ---                     ---       -------   ----------   ---------   ---------   ---
Totals                       $--                      --       883,200           --   4,256,739   2,588,209    --
                             ===                     ===       =======   ==========   =========   =========   ===

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Pulic/Private Competition
                                F41608-98-R-0084
                   Schedule A - ELIN Pricing Summary/Exhibit D

              FY 2000
-----------------------------------
   ELIN        Direct      Direct       Direct      Direct                                                    Total
   0003      Labor Hrs   Labor Rate   Labor Cost   Material    Sub-Cont   ODC   Overhead       G&A      COM   Price
----------   ---------   ----------   ----------   --------   ---------   ---   ---------   ---------   ---   -----
D001          [/\/\]         $--        [/\/\]                       --    --         965         658         [/\/\]
D002                         $--                                     --    --   2,109,245   1,438,622
D003                         $--                                     --    --      63,694      43,443
D004                         $--                                     --    --      76,124      51,921
D005                         $--                                     --    --     178,299     121,610
D006                         $--                                     --    --      41,241      28,129
D007                         $--                                     --    --      54,467      37,149
D008                         $--                                     --    --     202,835     138,344
D009                         $--                              1,185,800    --   1,811,527   1,235,562
D00A                         $--                                     --    --          --          --
D00B                         $--                                     --    --          --          --
D00C                         $--                                     --    --          --          --
D00D                         $--                                     --    --      23,807      16,238
D00E                         $--                                     --    --      47,930      32,691
D00F                         $--                                     --    --     256,769     175,131
D00G                         $--                                     --    --     101,479      69,214
D00H                         $--                                     --    --     181,487     123,784
D00J                         $--                                     --    --      49,662      33,872
D00K                         $--                                     --    --      56,716      38,683
D00L                         $--                                     --    --     250,259     170,690
D00M                         $--                                     --    --     108,662      74,113
D00N                         $--                                     --    --      52,001      35,458
D00P                         $--                                     --    --      32,189      21,955
D00Q                         $--                                     --    --      27,516      18,767
D00R                         $--                                     --    --      72,167      49,222
D00S                         $--                                     --    --      38,849      26,497
D00T                         $--                                     --    --      14,787      10,086
D00U                         $--                                     --    --      22,699      15,482
D00V                         $--                                     --    --      66,964      45,673
D00W                         $--                                     --    --      50,615      34,522
D00X                         $--                                     --    --      52,423      35,755
D00Y                         $--                                     --    --     220,833     150,620
D00Z                         $--                                     --    --      41,431      28,259
D010                         $--                                     --    --      32,616      22,245
D011                         $--                                     --    --      54,555      37,209
D012                         $--                                     --    --     148,078     100,997
D013                         $--                                     --    --     179,738     122,591
D014                         $--                                     --    --      10,707       7,303
D015                         $--                                     --    --     163,330     111,400
D016                         $--                                     --    --      72,463      49,423
D017                         $--                                  9,200    --      37,893      25,845
D018                         $--                                230,000    --     947,281     646,098
D019                         $--                                138,000    --     568,368     387,658
D01A                         $--                                138,000    --     568,368     387,658
D01B                         $--                                184,000    --     757,825     516,878
D01C                         $--                                     --    --     193,864     132,226
D01D                         $--                                     --    --      21,365      14,572
D01E                         $--                                 82,800    --     341,021     232,595
D01F                         $--                                     --    --      67,888      46,304
D01G                         $--                                     --    --      12,208       8,326
D01H                         $--                                 46,000    --     241,634     164,808
D01J                         $--                                     --    --      38,761      26,437
D01K                         $--                                     --    --       3,053       2,083
D01L                         $--                                     --    --     743,999     507,449
D01M                         $--                                     --    --      29,162      19,890
DO1N                         $--                                     --    --     201,308     137,303
D01P                         $--                                     --    --       1,916       1,307
D01Q                         $--                                     --    --      18,882      12,879
D01R                         $--                                     --    --     245,506     167,449
D01S                         $--                                     --    --      23,172      15,805
D01T                         $--                                     --    --      23,012      15,695
D01U                         $--                                     --    --       1,041         710
D01V                         $--                                     --    --      86,887      59,262
D01W                         $--                                     --    --       2,898       1,977
D01X                         $--                                     --    --       2,085       1,422
D01Y                         $--                                     --    --      99,037      87,548

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                   Schedule A - ELIN Pricing Summary/Exhibit D

           FY 2000
-----------------------------
ELIN     Direct      Direct       Direct      Direct                                                Total
0003   Labor Hrs   Labor Rate   Labor cost   Material   Sub-Cont   ODC   Overhead     G&A     COM   Price
----   ---------   ----------   ----------   --------   --------   ---   --------   -------   ---   -----
D01Z    [/\/\]         $--        [/\/\]                   --       --     23,084    15,731         [/\/\]
D020                   $--                                 --       --     59,275    40,429
D021                   $--                                 --       --     40,659    27,732
D022                   $--                                 --       --    391,490   267,018
D023                   $--                                 --       --    397,041   270,804
D024                   $--                                 --       --      4,296     2,930
D025                   $--                                 --       --      1,299       886
D026                   $--                                 --       --        219       150
D027                   $--                                 --       --        983       670
D028                   $--                                 --       --      1,530     1,043
D029                   $--                                 --       --        547       373
D02A                   $--                                 --       --    175,509   119,707
D02B                   $--                                 --       --      3,048     2,079
D02C                   $--                                 --       --        486       331
D02D                   $--                                 --       --      9,561     6,521
D02E                   $--                                 --       --     23,330    15,913
DQ2F                   $--                                 --       --      1,155       788
D02G                   $--                                 --       --      4,817     3,285
D02H                   $--                                 --       --     20,844    14,217
D02J                   $--                                 --       --      5,010     3,417
D02K                   $--                                 --       --      2,120     1,446
D02L                   $--                                 --       --    431,045    89,380
D02M                   $--                                 --       --    114,365    78,003
D02N                   $--                                 --       --    143,241    97,698
D02P                   $--                                 --       --     59,565    40,626
D02Q                   $--                                 --       --      5,832     3,978
D02R                   $--                                 --       --      5,335     3,639
D02S                   $--                                 --       --      1,459       995
D02T                   $--                                 --       --      2,033     1,386
D02U                   $--                                 --       --      8,426     5,747
D02V                   $--                                 --       --        386       263
D02W                   $--                                 --       --      6,095     4,157
D02X                   $--                                 --       --     16,001    10,914
D02Y                   $--                                 --       --     13,272     9,052
D02Z                   $--                                 --       --     12,954     8,835
D030                   $--                                 --       --      2,313     1,578
D031                   $--                                 --       --      4,013     2,737
D032                   $--                                 --       --      3,565     2,432
D033                   $--                                 --       --      3,811     2,599
D034                   $--                                 --       --     10,643     7,259
D035                   $--                                 --       --      5,308     3,621
D036                   $--                                 --       --      5,080     3,465
D037                   $--                                 --       --      3,048     2,079
D038                   $--                                 --       --     12,638     8,620
D039                   $--                                 --       --      1,135       774
D03A                   $--                                 --       --     15,817    10,788
D03B                   $--                                 --       --     12,152     8,288
D03C                   $--                                 --       --     26,088    17,794
D03D                   $--                                 --       --     97,343    66,393
D03E                   $--                                 --       --      3,726     2,541
D03F                   $--                                 --       --     22,424    15,294
D03G                   $--                                 --       --      7,356     5,017
D03H                   $--                                 --       --    115,558    78,817
D03J                   $--                                 --       --     17,931    12,230
D03K                   $--                                 --       --     13,945     9,513
D0GL                   $--                                 --       --    179,346   122,324
D0GM                   $--                                 --       --    319,270   217,760
D0GN                   $--                                 --       --    445,838   303,950
D0GP                   $--                                 --       --      3,469     2,366
D0GQ                   $--                                 --       --      1,781     1,215
D0GR                   $--                                 --       --     44,274    30,197
D0GS                   $--                                 --       --     58,751    38,707
D0GT                   $--                                 --       --     29,376    20,036
D0GU                   $--                                 --       --      1,155       788
D0GV                   $--                                 --       --    213,094   145,342
D0GW                   $--                                 --       --      5,361     3,656

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                       Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                   Schedule A - ELIN Pricing Summary/Exhibit D

              FY 2000
-----------------------------------
ELIN           Direct      Direct       Direct      Direct                                                      Total
0003         Labor Hrs   Labor Rate   Labor cost   Material    Sub-Cont   ODC    Overhead        G&A      COM   Price
----         ---------   ----------   ----------   --------   ---------   ---   ----------   ----------   ---   -----
D0GX          [/\/\]         $--        [/\/\]                    --       --      112,701       76,888         [/\/\]
D0GY                         $--                                  --       --        6,850        4,672
D0GZ                         $--                                  --       --        9,634        6,571
D0H0                         $--                                  --       --          962          856
D0H1                         $--                                  --       --        8,812        8,010
D0H2                         $--                                  --       --       22,359       15,250
D0H3                         $--                                  --       --       21,807       14,873
D0H4                         $--                                  --       --       12,734        8,685
D0H5                         $--                                  --       --        5,510        3,758
D0H6                         $--                                  --       --        7,777        5,304
D0H7                         $--                                  --       --       37,267       25,418
DOH8                         $--                                  --       --        8,461        5,771
DOH9                         $--                                  --       --        4,212        2,873
D0HA                         $--                                  --       --        2,270        1,548
D0HB                         $--                                  --       --        4,051        2,763
D0HC                         $--                                  --       --       35,453       24,181
D0HD                         $--                                  --       --       20,578       14,036
D0LV                         $--                                487,600    --    4,005,063    2,731,674
D0LW                         $--                              1,094,800    --    8,992,498    6,133,379
                             ---                              ---------   ---   ----------   ----------   ---
   151                        --                              3,597,200    --   28,936,270   19,736,130    --
                             ---                              ---------   ---   ----------   ----------   ---

Cost
Summary
-------
0003AA
Transition
0003AC
Repair Ops
T-56                          --                              2,014,800    --   14,317,755    9,765,498    --
F-100
TF-39                        $--                                     --    --           --           --    --
Fuel Accy                                                            --    --    1,62O,953    1,105,580    --
T-56 2LM                      --                              1,582,400    --   12,997,561    8,865,053    --
                             ---                              ---------   ---   ----------   ----------   ---
Totals                        --                              3,597,200    --   28,936,270   19,736,130    --
                             ===                              =========   ===   ==========   ==========   ===

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                       Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
              Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                   Schedule A - ELIN Pricing Summary/Exhibit D

           FY 2001
-----------------------------
ELIN     Direct      Direct       Direct      Direct                                                    Total
0003   Labor Hrs   Labor Rate   Labor Cost   Material    Sub-Cont   ODC    Overhead      G&A      COM   Price
----   ---------   ----------   ----------   --------   ---------   ---   ---------   ---------   ---   -----
D001     [/\/\]        $--        [/\/\]                       --    --         695         471         [/\/\]
D002                   $--                                     --    --   1,491,596   1,009,500
D003                   $--                                     --    --      48,754      32,996
D004                   $--                                     --    --      58,035      39,278
D005                   $--                                     --    --     135,906      91,980
D006                   $--                                     --    --      31,384      21,240
D007                   $--                                     --    --      45,779      30,983
D008                   $--                                     --    --     158,301     107,137
D009                   $--                              1,131,600    --   1,244,348     842,164
D00A                   $--                                     --    --          --          --
D00B                   $--                                     --    --          --          --
D00C                   $--                                     --    --          --          --
D00D                   $--                                     --    --      18,375      12,436
D00E                   $--                                     --    --      36,053      24,400
D00F                   $--                                     --    --     179,843     121,716
D00G                   $--                                     --    --      77,588      52,511
D00H                   $--                                     --    --     125,299      84,801
D00J                   $--                                     --    --      37,566      25,424
D00K                   $--                                     --    --      43,263      29,280
D00L                   $--                                     --    --     172,595     116,811
D00M                   $--                                     --    --      82,932      56,127
D00N                   $--                                     --    --      39,734      26,892
D00P                   $--                                     --    --      24,587      16,640
D00Q                   $--                                     --    --      20,802      14,079
D00R                   $--                                     --    --      55,218      37,371
D00S                   $--                                     --    --      29,726      20,118
D00T                   $--                                     --    --      15,817      10,705
D00U                   $--                                     --    --      17,313      11,717
D00V                   $--                                     --    --      48,242      32,650
D00W                   $--                                     --    --      28,737      26,217
D00X                   $--                                     --    --      40,027      27,090
D00Y                   $--                                     --    --      79,645      53,903
D00Z                   $--                                     --    --      31,594      21,383
D010                   $--                                     --    --      24,926      16,870
D011                   $--                                     --    --      41,561      28,128
D012                   $--                                     --    --     131,336      88,887
D013                   $--                                     --    --     137,610      93,133
D014                   $--                                     --    --       8,308       5,623
D015                   $--                                     --    --     124,869      84,510
D016                   $--                                     --    --      55,351      37,461
D017                   $--                                  9,200    --      27,298      18,475
D018                   $--                                220,800    --     655,136     443,390
D019                   $--                                138,000    --     409,460     277,119
D01A                   $--                                138,000    --     409,460     277,119
D01B                   $--                                156,400    --     464,054     314,068
D01C                   $--                                     --    --     100,557      68,056
D01D                   $--                                     --    --      12,092       8,184
D01E                   $--                                128,800    --     382,163     258,645
D01F                   $--                                     --    --      43,474      29,423
D01G                   $--                                     --    --       6,597       4,465
D01H                   $--                                 46,000    --     174,076     117,813
D01J                   $--                                     --    --      22,341      15,120
D01K                   $--                                     --    --       2,200       1,489
D01L                   $--                                     --    --     519,239     351,416
D01M                   $--                                     --    --      21,009      14,219
D01N                   $--                                     --    --      68,037      46,047
D01P                   $--                                     --    --         636         431
D01Q                   $--                                     --    --       6,182       4,184
D01R                   $--                                     --    --      83,652      56,615
D01S                   $--                                     --    --       8,038       5,440
D01T                   $--                                     --    --       7,853       5,315
D01U                   $--                                     --    --         750         508
D01V                   $--                                     --    --      29,679      20,087
D01W                   $--                                     --    --       1,393         943

Standard Aero Proprietary - Not Releasable     FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                       Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
              Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                   Schedule A - ELIN Pricing Summary/Exhibit D

           FY 2001
-----------------------------
ELIN     Direct      Direct       Direct      Direct                                                Total
0003   Labor Hrs   Labor Rate   Labor Cost   Material   Sub-Cont   ODC   Overhead     G&A     COM   Price
----   ---------   ----------   ----------   --------   --------   ---   --------   -------   ---   ------
D01X    [/\/\]         $--        [/\/\]                   --       --        750       508         [/\/\]
D01Y                   $--                                 --       --     33,543    22,702
D01Z                   $--                                 --       --      7,714     5,221
D020                   $--                                 --       --     20,069    13,583
D021                   $--                                 --       --     13,809     9,346
D022                   $--                                 --       --    132,922    89,961
D023                   $--                                 --       --    135,309    91,576
D024                   $--                                 --       --      3,095     2,095
D025                   $--                                 --       --        936       633
D026                   $--                                 --       --        158       107
D027                   $--                                 --       --        708       479
D028                   $--                                 --       --        472       319
D029                   $--                                 --       --        394       267
D02A                   $--                                 --       --     59,919    40,553
D02B                   $--                                 --       --      2,195     1,486
D02C                   $--                                 --       --        350       237
D02D                   $--                                 --       --      3,268     2,212
D02E                   $--                                 --       --      7,950     5,380
D02F                   $--                                 --       --        417       282
D02G                   $--                                 --       --      1,667     1,128
D02H                   $--                                 --       --      7,132     4,827
D02J                   $--                                 --       --      1,667     1,128
D02K                   $--                                 --       --        693       469
D02L                   $--                                 --       --     51,495    34,851
D02M                   $--                                 --       --     37,762    25,557
D02N                   $--                                 --       --     49,139    33,257
D02P                   $--                                 --       --     20,598    13,941
D02Q                   $--                                 --       --      1,985     1,343
D02R                   $--                                 --       --      1,829     1,238
D02S                   $--                                 --       --        468       317
D02T                   $--                                 --       --        731       495
D02U                   $--                                 --       --      2,802     1,897
D02V                   $--                                 --       --        278       188
D02W                   $--                                 --       --      2,012     1,362
D02X                   $--                                 --       --      5,489     3,715
D02Y                   $--                                 --       --      4,589     3,106
D02Z                   $--                                 --       --      4,391     2,972
D030                   $--                                 --       --        832       563
D031                   $--                                 --       --      1,382       935
D032                   $--                                 --       --      1,167       790
D033                   $--                                 --       --      1,098       743
D034                   $--                                 --       --      3,645     2,467
D035                   $--                                 --       --      1,721     1,165
D036                   $--                                 --       --      1,648     1,115
D037                   $--                                 --       --      1,098       743
D038                   $--                                 --       --      4,319     2,923
D039                   $--                                 --       --        350       237
D03A                   $--                                 --       --      5,426     3,672
D03B                   $--                                 --       --      4,085     2,765
D03C                   $--                                 --       --      8,870     6,003
D03D                   $--                                 --       --     33,093    22,397
D03E                   $--                                 --       --      1,283       868
D03F                   $--                                 --       --      7,242     4,901
D03G                   $--                                 --       --      2,429     1,644
D03H                   $--                                 --       --     40,189    27,200
D03J                   $--                                 --       --      5,742     3,886
D03K                   $--                                 --       --      4,307     2,915
D0GL                   $--                                 --       --    127,950    86,595
D0GM                   $--                                 --       --    242,023   163,789
D0GN                   $--                                 --       --    309,579   209,521
D0GP                   $--                                 --       --      2,499     1,691
D0GQ                   $--                                 --       --      1,283       868
D0GR                   $--                                 --       --     37,859    25,622
D0GS                   $--                                 --       --     37,477    25,364

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                       Confidential-Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                   Schedule A - ELIN Pricing Summary/Exhibit D

               FY 2001
-----------------------------------
   ELIN        Direct      Direct       Direct      Direct                                                      Total
   0003      Labor Hrs   Labor Rate   Labor Cost   Material    Sub-Cont   ODC    Overhead        G&A      COM   Price
----------   ---------   ----------   ----------   --------   ---------   ---   ----------   ----------   ---   -----
D0GT          [/\/\]         $--        [/\/\]                       --    --       22,789       15,424         [/\/\]
D0GU                         $--                                     --    --          832          563
D0GV                         $--                                     --    --      168,155      113,806
D0GW                         $--                                     --    --        4,088        2,766
D0GX                         $--                                     --    --       76,164       51,547
D0GY                         $--                                     --    --        5,257        3,558
D0GZ                         $--                                     --    --        7,080        4,791
D0HO                         $--                                     --    --          832          563
D0H1                         $--                                     --    --        6,559        4,439
D0H2                         $--                                     --    --       18,211       12,325
D0H3                         $--                                     --    --       17,218       11,653
D0H4                         $--                                     --    --        9,928        6,719
D0H5                         $--                                     --    --        3,970        2,687
D0H6                         $--                                     --    --        5,603        3,792
D0H7                         $--                                     --    --       28,367       19,198
D0H8                         $--                                     --    --        5,514        3,732
D0H9                         $--                                     --    --        3,502        2,370
D0HA                         $--                                     --    --        1,751        1,185
D0HB                         $--                                     --    --        3,152        2,133
D0HC                         $--                                     --    --       27,069       18,320
D0HD                         $--                                     --    --        8,521        5,767
D0LV                         $--                                515,200    --    3,048,618    2,063,279
D0LW                         $--                              1,122,400    --    6,641,633    4,495,002
                             ---                              ---------   ---   ----------   ----------   ---
   151                        --                              3,606,400    --   20,031,201   13,556,949    --
                             ---                              ---------   ---   ----------   ----------   ---
Cost
Summary
-------
0003AA
Transition
0003AC
Repair Ops
T-56                          --                              1,968,800    --    9,157,719    6,197,868    --
F-100
TF-39                        $--                                     --    --           --           --    --
Fuel Accy                                                            --    --    1,183,230      800,800    --
T-56 2LM                      --                              1,637,600    --    9,690,251    6,558,281    --
                             ---                              ---------   ---   ----------   ----------   ---
Totals                        --                              3,606,400    --   20,031,201   13,556,949    --
                             ===                              =========   ===   ==========   ==========   ===

Standard Aero Proprietary - Not Releasable        FPR Submission to LM-Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                       Confidential-Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                   Schedule A - ELIN Pricing Summary/Exhibit D

            FY 2002
-----------------------------
ELIN     Direct      Direct       Direct      Direct                                                    Total
0003   Labor Hrs   Labor Rate   Labor Cost   Material    Sub-Cont   ODC    Overhead      G&A      COM   Price
----   ---------   ----------   ----------   --------   ---------   ---   ---------   ---------   ---   -----
D0O1    [/\/\]         $--        [/\/\]                       --    --         695         471         [/\/\]
D002                   $--                                     --    --   1,491,596   1,009,500
D003                   $--                                     --    --      48,754      32,996
D004                   $--                                     --    --      58,035      39,278
D005                   $--                                     --    --     135,906      91,980
D006                   $--                                     --    --      31,384      21,240
D007                   $--                                     --    --      45,779      30,983
D008                   $--                                     --    --     158,301     107,137
D009                   $--                              1,131,600    --   1,244,348     842,164
D00A                   $--                                     --    --          --          --
D00B                   $--                                     --    --          --          --
D0OC                   $--                                     --    --          --          --
D0OD                   $--                                     --    --      18,375      12,436
D0OE                   $--                                     --    --      36,053      24,400
D0OF                   $--                                     --    --     179,843     121,716
D0OG                   $--                                     --    --      77,588      52,511
D0OH                   $--                                     --    --     125,299      84,801
D0OJ                   $--                                     --    --      37,566      25,424
D0OK                   $--                                     --    --      43,263      29,280
D0OL                   $--                                     --    --     172,595     116,811
D0OM                   $--                                     --    --      82,832      56,127
D0ON                   $--                                     --    --      39,734      26,892
D00P                   $--                                     --    --      24,587      16,640
D0OQ                   $--                                     --    --      20,802      14,079
D0OR                   $--                                     --    --      55,218      37,371
D00S                   $--                                     --    --      29,726      20,118
D0OT                   $--                                     --    --      15,817      10,705
D0OU                   $--                                     --    --      17,313      11,717
D00V                   $--                                     --    --      48,242      32,650
D00W                   $--                                     --    --      38,737      26,217
D00X                   $--                                     --    --      40,027      27,090
D00Y                   $--                                     --    --      79,645      53,903
D00Z                   $--                                     --    --      31,594      21,383
D010                   $--                                     --    --      24,926      16,870
D011                   $--                                     --    --      41,561      28,128
D012                   $--                                     --    --     131,336      88,887
D013                   $--                                     --    --     137,610      93,133
D014                   $--                                     --    --       8,308       5,623
D015                   $--                                     --    --     124,869      84,510
D016                   $--                                     --    --      55,351      37,461
D017                   $--                                  9,200    --      27,298      18,475
D018                   $--                                220,800    --     655,136     443,390
D019                   $--                                138,000    --     409,460     277,119
D01A                   $--                                138,000    --     409,460     277,119
D01B                   $--                                156,400    --     464,054     314,068
D01C                   $--                                     --    --     100,557      68,056
D01D                   $--                                     --    --      12,092       8,184
D01E                   $--                                128,800    --     382,163     258,645
D01F                   $--                                     --    --      43,474      29,423
D01G                   $--                                     --    --       6,597       4,465
D01H                   $--                                 46,000    --     174,076     117,813
D01J                   $--                                     --    --      22,341      15,120
D01K                   $--                                     --    --       2,200       1,489
DO1L                   $--                                     --    --     519,239     351,416
D01M                   $--                                     --    --      21,009      14,219
D01N                   $--                                     --    --      68,037      46,047
D01P                   $--                                     --    --         636         431
D01Q                   $--                                     --    --       6,182       4,184
D01R                   $--                                     --    --      83,652      56,615
D01S                   $--                                     --    --       8,038       5,440
D01T                   $--                                     --    --       7,853       5,315

Standard Aero Proprietary - Not Releasable        FPR Submission to LM-Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                   Schedule A - ELIN Pricing Summary/Exhibit D

           FY 2002
-----------------------------
ELIN     Direct      Direct       Direct      Direct                                                Total
0003   Labor Hrs   Labor Rate   Labor Cost   Material    Sub-Cont   ODC   Overhead     G&A    COM   Price
----   ---------   ----------   ----------   --------   ---------   ---   --------   ------   ---   -----
D01U    [/\/\]         $--        [/\/\]                    --       --        750      508         [/\/\]
D01V                   $--                                  --       --     29,679   20,087
D01W                   $--                                  --       --      1,393      943
D01X                   $--                                  --       --        750      508
D01Y                   $--                                  --       --     33,543   22,702
D01Z                   $--                                  --       --      7,714    5,221
D020                   $--                                  --       --     20,069   13,583
D021                   $--                                  --       --     13,809    9,346
D022                   $--                                  --       --    132,922   89,961
D023                   $--                                  --       --    135,309   91,576
D024                   $--                                  --       --      3,095    2,095
D025                   $--                                  --       --        936      633
D026                   $--                                  --       --        158      107
D027                   $--                                  --       --        708      479
D028                   $--                                  --       --        472      319
D029                   $--                                  --       --        394      267
D02A                   $--                                  --       --     59,919   40,553
D02B                   $--                                  --       --      2,195    1,486
D02C                   $--                                  --       --        350      237
D02D                   $--                                  --       --      3,268    2,212
D02E                   $--                                  --       --      7,950    5,380
D02F                   $--                                  --       --        417      282
D02G                   $--                                  --       --      1,657    1,128
D02H                   $--                                  --       --      7,132    4,827
D02J                   $--                                  --       --      1,667    1,128
D02K                   $--                                  --       --        693      469
D02L                   $--                                  --       --     51,495   34,851
D02M                   $--                                  --       --     37,762   25,557
D02N                   $--                                  --       --     49,139   33,257
D02P                   $--                                  --       --     20,598   13,941
D02Q                   $--                                  --       --      1,985    1,343
D02R                   $--                                  --       --      1,829    1,238
D02S                   $--                                  --       --        468      317
DO2T                   $--                                  --       --        731      495
D02U                   $--                                  --       --      2,802    1,897
D02V                   $--                                  --       --        278      188
D02W                   $--                                  --       --      2,012    1,362
D02X                   $--                                  --       --      5,489    3,715
DO2Y                   $--                                  --       --      4,589    3,106
D02Z                   $--                                  --       --      4,391    2,972
D030                   $--                                  --       --        832      563
D031                   $--                                  --       --      1,382      935
D032                   $--                                  --       --      1,167      790
D033                   $--                                  --       --      1,098      743
D034                   $--                                  --       --      3,645    2,467
D035                   $--                                  --       --      1,721    1,165
D036                   $--                                  --       --      1,648    1,115
D037                   $--                                  --       --      1,098      743
D038                   $--                                  --       --      4,319    2,923
D039                   $--                                  --       --        350      237
D03A                   $--                                  --       --      5,426    3,672
D03B                   $--                                  --       --      4,085    2,765
D03C                   $--                                  --       --      8,870    6,003
D03D                   $--                                  --       --     33,093   22,397
D03E                   $--                                  --       --      1,283      868
D03F                   $--                                  --       --      7,242    4,901
D03G                   $--                                  --       --      2,429    1,644
D03H                   $--                                  --       --     40,189   27,200
D03J                   $--                                  --       --      5,742    3,886
D03K                   $--                                  --       --      4,307    2,915
D0GL                   $--                                  --       --    127,950   86,595

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                  Schedule A - ELIN Pricing Summary / Exhibit D

              FY 2002
-----------------------------------
ELIN           Direct      Direct       Direct      Direct                                                      Total
0003         Labor Hrs   Labor Rate   Labor Cost   Material    Sub-Cont   ODC    Overhead        G&A      COM   Price
----         ---------   ----------   ----------   --------   ---------   ---   ----------   ----------   ---   -----
D0GM          [/\/\]         $--        [/\/\]                       --    --      242,023      163,799         [/\/\]
D0GN                         $--                                     --    --      309,579      209,521
D0GP                         $--                                     --    --        2,499        1,691
D0GQ                         $--                                     --    --        1,283          868
D0GR                         $--                                     --    --       37,859       25,622
D0GS                         $--                                     --    --       37,477       25,364
D0GT                         $--                                     --    --       22,789       15,424
D0GU                         $--                                     --    --          832          563
D0GV                         $--                                     --    --      168,155      113,806
D0GW                         $--                                     --    --        4,088        2,766
D0GX                         $--                                     --    --       76,164       51,547
D0GY                         $--                                     --    --        5,257        3,558
D0GZ                         $--                                     --    --        7,080        4,791
D0H0                         $--                                     --    --          832          563
D0H1                         $--                                     --    --        6,559        4,439
D0H2                         $--                                     --    --       18,211       12,325
D0H3                         $--                                     --    --       17,218       11,653
D0H4                         $--                                     --    --        9,928        6,719
D0H5                         $--                                     --    --        3,970        2,687
D0H6                         $--                                     --    --        5,603        3,792
D0H7                         $--                                     --    --       28,367       19,198
D0H8                         $--                                     --    --        5,514        3,732
D0H9                         $--                                     --    --        3,502        2,370
D0HA                         $--                                     --    --        1,751        1,185
D0HB                         $--                                     --    --        3,152        2,133
D0HC                         $--                                     --    --       27,069       18,320
D0HD                         $--                                     --    --        8,521        5,767
D0LV                         $--                                515,200    --    3,048,618    2,063,279
D0LW                         $--                              1,122,400          6,641,633    4,495,002
                             ---                              ---------   ---   ----------   ----------   ---
   151                        --                              3,606,400    --   20,031,201   13,556,949    --
                             ---                              ---------   ---   ----------   ----------   ---

Cost
Summary
-------
0003AA
Transition
0003AC
Repair Ops
T-56
F-100
TF-39
Fuel Accy
T-56 2LM

Totals

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                  Schedule A - ELIN Pricing Summary / Exhibit D

           FY 2003
-----------------------------
ELIN     Direct      Direct       Direct      Direct                                                    Total
0003   Labor Hrs   Labor Rate   Labor Cost   Material    Sub-Cont   ODC    Overhead      G&A      COM   Price
----   ---------   ----------   ----------   --------   ---------   ---   ---------   ---------   ---   -----
D001    [/\/\]         $--        [/\/\]                       --    --         695         471        [/\/\]
D002                   $--                                     --    --    1,49,596   1,009,500
D003                   $--                                     --    --      48,754      32,996
D004                   $--                                     --    --      58,035      39,278
D005                   $--                                     --    --     135,906      91,980
D006                   $--                                     --    --      31,384      21,240
D007                   $--                                     --    --      45,779      30,983
D008                   $--                                     --    --     158,301     107,137
D009                   $--                              1,131,600   --    1,244,348     842,164
D00A                   $--                                     --    --          --          --
D00D                   $--                                     --    --          --          --
D00C                   $--                                     --    --          --          --
D00D                   $--                                     --    --      18,375      12,436
D00E                   $--                                     --    --      36,053      24,400
D00F                   $--                                     --    --     179,843     121,716
D00G                   $--                                     --    --      77,588      52,511
D00H                   $--                                     --    --     125,299      84,801
D00J                   $--                                     --    --      37,566      25,424
D00K                   $--                                     --    --      43,263      29,280
D00L                   $--                                     --    --     172,595     116,811
D00M                   $--                                     --    --      82,932      56,127
D00N                   $--                                     --    --      39,734      26,892
D00P                   $--                                     --    --      24,587      16,640
D00Q                   $--                                     --    --      20,802      14,079
D00R                   $--                                     --    --      55,218      37,371
D00S                   $--                                     --    --      29,726      20,118
D00T                   $--                                     --    --      15,817      10,705
D00U                   $--                                     --    --      17,313      11,717
D00V                   $--                                     --    --      48,242      32,650
D00W                   $--                                     --    --      38,737      26,217
D00X                   $--                                     --    --      40,027      27,090
D00Y                   $--                                     --    --      79,645      53,903
D00Z                   $--                                     --    --      31,594      21,383
D010                   $--                                     --    --      24,926      16,870
D011                   $--                                     --    --      41,561      28,128
D012                   $--                                     --    --     131,336      88,887
D013                   $--                                     --    --     137,610      93,133
D014                   $--                                     --    --       8,308       5,623
D015                   $--                                     --    --     124,869      84,510
D016                   $--                                     --    --      55,351      37,461
D017                   $--                                  9,200    --      27,298      18,475
D018                   $--                                220,800    --     655,136     443,390
D019                   $--                                138,000    --     409,460     277,119
D01A                   $--                                138,000    --     409,460     277,119
D01B                   $--                                156,400    --     464,054     314,068
D01C                   $--                                     --    --     100,557      68,056
D01D                   $--                                     --    --      12,092       8,184
D01E                   $--                                128,800    --     382,163     258,645
D01F                   $--                                     --    --      43,474      29,423
D01G                   $--                                     --    --       6,597       4,465
D01H                   $--                                 46,000    --     174,076     117,813
D01J                   $--                                     --    --      22,341      15,120
D01K                   $--                                     --    --       2,200       1,489
D01L                   $--                                     --    --     519,239     351,416
D01M                   $--                                     --    --      21,009      14,219
D01N                   $--                                     --    --      68,037      46,047
D01P                   $--                                     --    --         636         431
D01Q                   $--                                     --    --       5,182       4,184
D01R                   $--                                     --    --      83,652      56,615

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                        Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                  Schedule A - ELIN Pricing Summary/Exhibit D

           FY 2003
-----------------------------
ELIN     Direct      Direct       Direct      Direct                                               Total
0003   Labor Hrs   Labor Rate   Labor Cost   Material   Sub-Cont   ODC   Overhead     G&A    COM   Price
----   ---------   ----------   ----------   --------   --------   ---   --------   ------   ---   -----
D01S    [/\/\]         $--        [/\/\]                   --       --     8,038     5,440         [/\/\]
D01T                   $--                                 --       --     7,853     5,315
D01U                   $--                                 --       --       750       508
D01V                   $--                                 --       --    29,679    20,087
D01W                   $--                                 --       --     1,393       943
D01X                   $--                                 --       --       750       508
D01Y                   $--                                 --       --    33,543    22,702
D01Z                   $--                                 --       --     7,714     5,221
D020                   $--                                 --       --    20,069    13,583
D021                   $--                                 --       --    13,809     9,346
D022                   $--                                 --       --   132,922    89,961
D023                   $--                                 --       --   135,309    91,576
D024                   $--                                 --       --     3,095     2,095
D025                   $--                                 --       --       936       633
D026                   $--                                 --       --       158       107
DO27                   $--                                 --       --       708       479
DO28                   $--                                 --       --       472       319
D029                   $--                                 --       --       394       267
D02A                   $--                                 --       --    59,919    40,553
D02B                   $--                                 --       --     2,195     1,486
D02C                   $--                                 --       --       350       237
D02D                   $--                                 --       --     3,268     2,212
D02E                   $--                                 --       --     7,950     5,380
D02F                   $--                                 --       --       417       282
D02G                   $--                                 --       --     1,667     1,128
D02H                   $--                                 --       --     7,132     4,827
D02J                   $--                                 --       --     1,667     1,128
D02K                   $--                                 --       --       693       469
D02L                   $--                                 --       --    51,495    34,851
D02M                   $--                                 --       --    37,762    25,557
D02N                   $--                                 --       --    49,139    33,257
D02P                   $--                                 --       --    20,598    13,941
D02Q                   $--                                 --       --     1,985     1,343
D02R                   $--                                 --       --     1,829     1,238
D02S                   $--                                 --       --       468       317
D02T                   $--                                 --       --       731       495
D02U                   $--                                 --       --     2,802     1,897
D02V                   $--                                 --       --       278       188
D02W                   $--                                 --       --     2,012     1,362
D02X                   $--                                 --       --     5,489     3,715
D02Y                   $--                                 --       --     4,589     3,106
D02Z                   $--                                 --       --     4,391     2,972
D030                   $--                                 --       --       832       563
D031                   $--                                 --       --     1,382       935
D032                   $--                                 --       --     1,167       790
D033                   $--                                 --       --     1,098       743
D034                   $--                                 --       --     3,645     2,467
D035                   $--                                 --       --     1,721     1,165
D036                   $--                                 --       --     1,648     1,115
DO37                   $--                                 --       --     1,098       743
DO38                   $--                                 --       --     4,319     2,923
D039                   $--                                 --       --       350       237
D01A                   $--                                 --       --     5,426     3,672
D01B                   $--                                 --       --     4,085     2,765
D01C                   $--                                 --       --     8,870     6,003
D01D                   $--                                 --       --    33,093    22,397
D01E                   $--                                 --       --     1,283       868
D01F                   $--                                 --       --     7,242     4,901
D01G                   $--                                 --       --     2,429     1,644

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                  Schedule A - ELIN Pricing Summary / Exhibit D

              FY2003
---------------------------------
ELIN          Direct     Direct      Direct     Direct                                                Total
0003        Labor Hrs  Labor Rate  Labor Cost  Material  Sub-Cont   ODC   Overhead      G&A      COM  Price
----        ---------  ----------  ----------  --------  ---------  ---  ----------  ----------  ---  -----
D03H         [/\/\]        $--       [/\/\]                     --   --      40,189      27,200       [/\/\]
D03J                       $--                                  --   --       5,742       3,886
D03K                       $--                                  --   --       4,307       2,915
D0GL                       $--                                  --   --     127,950      86,595
D0GM                       $--                                  --   --     242,023     163,799
D0GN                       $--                                  --   --     309,579     209,521
D0GP                       $--                                  --   --       2,499       1,691
D0GQ                       $--                                  --   --       1,283         868
D0GR                       $--                                  --   --      37,859      25,622
D0GS                       $--                                  --   --      37,477      25,364
D0GT                       $--                                  --   --      22,789      15,424
D0GU                       $--                                  --   --         832         563
D0GV                       $--                                  --   --     168,155     113,806
D0GW                       $--                                  --   --       4,088       2,766
D0GX                       $--                                  --   --      76,164      51,547
D0GY                       $--                                  --   --       5,257       3,558
DOGZ                       $--                                  --   --       7,080       4,791
D0H0                       $--                                  --   --         832         563
D0H1                       $--                                  --   --       6,559       4,439
D0H2                       $--                                  --   --      18,211      12,325
D0H3                       $--                                  --   --      17,218      11,653
D0H4                       $--                                  --   --       9,928       6,719
D0H5                       $--                                  --   --       3,970       2,687
D0H6                       $--                                  --   --       5,603       3,792
D0H7                       $--                                  --   --      28,367      19,198
D0H8                       $--                                  --   --       5,514       3,732
D0H9                       $--                                  --   --       3,502       2,370
D0HA                       $--                                  --   --       1,751       1,185
D0HB                       $--                                  --   --       3,152       2,133
D0HC                       $--                                  --   --      27,069      18,320
D0HD                       $--                                  --   --       8,521       5,767
D0LV                       $--                             515,200   --   3,048,618   2,063,279
D0LW                       $--                           1,122,400   --   6,641,633   4,495,002
                           ---                   ---     ---------  ---  ----------  ----------  ---
   151                      --                    --     3,606,400   --  20,031,201  13,556,949   --
                           ---                   ---     ---------  ---  ----------  ----------  ---
Cost
Summary
-------
0003AA
Transition
0003AC
Repair Ops
T-56
F-100
TF-39
Fuel Accy
T-562LM
Totals

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                         ELIN Pricing Summary/Exhibit D

ELIN
0003   ELIN   NOUN   NSN   FY99 UP   FY00 UP   FY01 UP   FY02 UP   FY03 UP
----   ----   ----   ---   -------   -------   -------   -------   -------
D001   D001  [/\/\] [/\/\]   2,015     2,094     2,015     2,015     2,015
D002   D002                 16,174    16,804    16,174    16,174    16,174
D003   D003                  4,151     4,313     4,151     4,151     4,151
D004   D004                  1,541     1,602     1,541     1,541     1,541
D005   D005                    817       841       817       817       817
D006   D006                  1,211     1,259     1,211     1,211     1,211
D007   D007                 18,934    18,672    18,934    18,934    18,934
D008   D008                 17,627    18,314    17,627    17,627    17,627
D009   D009                 38,489    38,990    38,489    38,489    38,489
D00A   D00A                     --        --        --        --        --
D00B   D00B                     --        --        --        --        --
D00C   D00C                     --        --        --        --        --
D00D   D00D                    887       921       887       887       887
D00E   D00E                  1,470     1,527     1,470     1,470     1,470
D00F   D00F                  4,959     5,152     4,958     4,958     4,958
D00G   D00G                    590       613       590       590       590
D00H   D00H                  5,257     5,482     5,257     5,257     5,257
D00J   D00J                  1,728     1,794     1,728     1,728     1,728
D00K   D00K                    633       657       633       633       633
D00L   D00L                  3,183     3,307     3,183     3,183     3,183
D00M   D00M                    538       558       538       538       538
D00N   D00N                  1,098     1,138     1,098     1,096     1,098
D00P   D00P                    809       840       809       809       809
D00Q   D00Q                    709       738       709       709       709
D00R   D00R                    203       211       203       203       203
D00S   D00S                    168       174       168       168       168
D00T   D00T                    935       971       935       935       935
D00U   D00U                    557       579       557       557       557
D00V   D00V                  1,293     1,344     1,293     1,293     1,293
D00W   D00W                    253       263       253       253       253
D00X   D00X                    935       971       935       935       935
D00Y   D00Y                    576       598       576       576       576
D00Z   D00Z                    460       478       460       460       460
D010   D010                    460       478       460       460       460
D011   D011                  1,308     1,358     1,308     1,308     1,308
D012   D012                    253       283       253       253       253
D013   D013                  1,470     1,527     1,470     1,470     1,470
D014   D014                  1,718     1,785     1,718     1,718     1,718
D015   D015                  2,317     2,408     2,317     2,317     2,317
D016   D016                    253       283       253       253       253
D017   D017                 88,229    91,670    88,229    88,229    88,229
D018   D018                 88,229    91,670    88,229    88,229    88,229
D019   D019                 88,229    91,670    88,229    88,229    88,229
D01A   D01A                 88,229    91,670    88,229    88,229    88,229
D01B   D01B                 88,229    91,670    88,229    88,229    88,229
D01C   D01C                 16,174    16,804    16,174    16,174    16,174
D01D   D01D                  3,183     3,307     3,183     3,183     3,183
D01E   D01E                 88,229    91,670    88,229    88,229    88,229
D01F   D01F                 15,733    16,346    15,733    15,733    15,733
D01G   D01G                  3,183     3,307     3,183     3,183     3,183
D01H   D01H                109,994   114,283   109,994   109,994   109,994
D01J   D01J                 16,169    16,800    16,169    16,169    16,169
D01K   D01K                  3,183     3,307     3,183     3,183     3,183
D01L   D01L                 48,492    50,383    48,492    48,492    48,492
D01M   D01M                 20,273    21,084    20,273    20,273    20,273
D01N   D01N                  5,183     5,386     5,183     5,183     5,183
D01P   D01P                    154       160       154       154       154
D01Q   D01Q                  1,790     1,860     1,790     1,790     1,790
D01R   D01R                  6,920     7,189     6,920     6,920     6,920
D01S   D01S                  1,790     1,860     1,790     1,790     1,790
D01T   D01T                  1,283     1,312     1,283     1,283     1,283
D01U   D01U                  1,087     1,129     1,087     1,087     1,087
D01V   D01V                  1,562     1,623     1,562     1,562     1,562
D01W   D01W                  2,016     2,094     2,016     2,016     2,016
D01X   D01X                  1,087     1,128     1,087     1,087     1,087
D01Y   D01Y                  1,541     1,802     1,541     1,541     1,541
D01Z   D01Z                  1,718     1,785     1,718     1,718     1,718
D020   D020                    676       702       676       676       676
D021   D021                  1,211     1,259     1,211     1,211     1,211
D022   D022                    617       641       617       617       617
D023   D023                  4,959     5,152     4,959     4,959     4,959
D024   D024                    280       291       280       280       280
D025   D025                    123       128       123       123       123
D026   D026                    228       237       228       228       228
D027   D027                    228       237       228       228       228
D028   D028                    228       237       228       228       228
D029   D029                    228       237       228       228       228
D02A   D02A                  1,470     1,527     1,470     1,470     1,470
D02B   D02B                    530       550       530       530       530
D02C   D02C                    338       351       338       338       338
D02D   D02D                    338       351       338       338       338

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                        ELIN Pricing Summary / Exhibit D

ELIN
0003         ELIN   NOUN   NSN    FY99 UP     FY00 UP     FY01 UP     FY02 UP     FY03 UP
----         ----   ----   ---   ---------   ---------   ---------   ---------   ---------
D02E         D02E  [/\/\] [/\/\]       858         883         858         858         858
D02F         D02F                      402         416         402         402         402
D02G         D02G                      402         418         402         402         402
D02H         D02H                    1,087       1,129       1,067       1,087       1,087
D02J         D02J                      402         418         402         402         402
D02K         D02K                      402         418         402         402         402
D02L         D02L                    4,969       5,163       4,969       4,969       4,969
D02M         D02M                    4,969       5,163       4,969       4,969       4,969
D02N         D02N                    4,742       4,927       4,742       4,742       4,742
D02P         D02P                    4,989       5,163       4,969       4,969       4,969
D02Q         D02Q                      338         351         338         338         338
D02R         D02R                      530         550         530         530         530
D02S         D02S                      338         351         338         338         338
D02T         D02T                      530         550         530         530         530
D02U         D02U                      338         351         338         338         338
D02V         D02V                      402         418         402         402         402
D02W         D02W                      530         550         530         530         530
D02X         D02X                      530         550         530         530         530
D02Y         D02Y                      554         575         554         554         554
D02Z         D02Z                      530         550         530         530         530
D030         D030                      402         418         402         402         402
D031         D031                      364         378         364         364         364
D032         D032                      338         351         338         338         338
D033         D033                      530         550         530         530         530
D034         D034                      364         378         364         364         364
D035         D035                      554         575         554         554         554
D036         D036                      530         550         530         530         530
D037         D037                      530         550         530         530         530
D038         D038                      338         351         338         338         338
D039         D039                      338         351         338         338         338
D03A         D03A                      785         816         785         785         785
D03B         D03B                      338         351         338         338         338
D03C         D03C                      338         351         338         338         338
D03D         D03D                      173         180         173         173         173
D03E         D03E                      338         351         338         338         338
D03F         D03F                    1,613       1,678       1,613       1,613       1,613
D03G         D03G                      639         664         639         639         639
D03H         D03H                    4,155       4,317       4,155       4,155       4,155
D03J         D03J                    4,155       4,317       4,155       4,155       4,155
D03K         D03K                    4,155       4,317       4,155       4,155       4,155
D0GL         D0GL                      173         180         173         173         173
D0GM         D0GM                    4,969       5,163       4,969       4,969       4,969
D0GN         D0GN                    4,742       4,927       4,742       4,742       4,742
D0GP         D0GP                      402         418         402         402         402
D0GQ         D0GQ                      338         351         338         338         338
D0GR         D0GR                      274         285         274         274         274
D0GS         D0GS                      658         683         658         658         658
D0GT         D0GT                      785         818         785         785         785
D0GU         D0GU                      402         418         402         402         402
D0GV         D0GV                      530         550         530         530         530
D0GW         D0GW                      658         683         658         658         658
D0GX         D0GX                      364         378         364         364         364
D0GY         D0GY                      133         139         133         133         133
D0GZ         D0GZ                      402         418         402         402         402
D0H0         D0H0                      402         418         402         402         402
D0H1         D0H1                      306         318         306         306         306
D0H2         D0H2                      338         351         338         338         338
D0H3         D0H3                      384         378         384         384         384
D0H4         D0H4                      364         378         364         364         364
D0H5         D0H5                      338         351         338         338         338
D0H6         D0H6                      338         351         338         338         338
D0H7         D0H7                      338         351         338         338         338
D0H8         D0H8                      210         218         210         210         210
D0H9         D0H9                      338         351         338         338         338
D0HA         D0HA                      338         351         338         338         338
D0HB         D0HB                      338         351         338         338         338
D0HC         D0HC                      402         418         402         402         402
D0HD         D0HD                      338         351         338         338         338
D0LV         D0LV                  166,809      73,314     168,809     166,809     166,809
D0LW         D0LW                  166,809      73,314     166,809     166,809     166,809
  151                            1,340,887   1,393,182   1,340,887   1,340,887   1,340,887

Cost
Summary
-------
0003AA
Transition
0003AC
Repair Ops
T-56
F-100
TF-39

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                        ELIN Pricing Summary / Exhibit D

ELIN
0003        ELIN   NOUN   NSN   FY99 UP    FY00 UP     FY01 UP     FY02 UP     FY03 UP
----        ----   ----   ---   -------   ---------   ---------   ---------   ---------
Fuel Accy
T-56 2LM
Totals

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                  Schedule A - ELIN Pricing Summary / Exhibit E

ELIN    Org                                                                             FY 04-   FLOW   [ ] Check     Unit
0004   Unit     Type Maintenance    NOUN   NSN   FY99    FY00    FY01    FY02   FY 03    FY 13   DAYS     FEEMS      Hours
----   ----   -------------------   ----   ---   ----   -----   -----   -----   -----   ------   ----   ---------    -----
E001    SA    T56 Engine and LRUs  [/\/\] [/\/\]    0       1       1       1       1     --      18                   33
E002    SA    T56 Engine and LRUs                  74     272     267     267     267     --      28        X         265
E003    SA    T56 Engine and LRUs                   8      32      34      34      34     --      30                   58
E004    SA    T56 Engine and LRUs                  24     103     109     109     109     --      32                   25
E005    SA    T56 Engine and LRUs                 140     603     638     638     638     --       6        X          10
E006    SA    T56 Engine and LRUs                  17      71      75      75      75     --      13                   20
E007    SA    T56 Engine and LRUs                   2       6       7       7       7     --      25        X         310
E008    SA    T56 Engine and LRUs                   8      24      26      26      26     --      25        X         289
E009    SA    T56 Engine and LRUs                  39     129     123     123     123     --      28        X         450
E00A    SA    T56 Engine and LRUs                   0       0       0       0       0              0                   --
E00B    SA    T56 Engine and LRUs                   0       0       0       0       0              0                   --
E00C    SA    T56 Engine and LRUs                   0       0       0       0       0              0                   --
E00D    SA    T56 Engine and LRUs                  14      56      60      60      60     --      12        X          15
E00E    SA    T56 Engine and LRUs                  16      68      71      71      71     --      16                   24
E00F    SA    T56 Engine and LRUs                  30     108     105     105     105     --      16        X          81
E00G    SA    T56 Engine and LRUs                  86     359     381     381     381     --       6        X          10
E00H    SA    T56 Engine and LRUs                  22      72      69      69      69     --      16        X          86
E00J    SA    T56 Engine and LRUs                  14      60      63      63      63     --      26                   28
E00K    SA    T56 Engine and LRUs                  44     187     198     198     198     --       7                   10
E00L    SA    T56 Engine and LRUs                  48     164     157     157     157     --      11        X          52
E00M    SA    T56 Engine and LRUs                  63     421     446     446     446     --       5        X           9
E00N    SA    T56 Engine and LRUs                  24      99     105     105     105     --      12        X          15
E00P    SA    T56 Engine and LRUs                  20      83      88      88      88     --       6        X          13
E00Q    SA    T56 Engine and LRUs                  19      81      85      85      85     --      10        X          12
E00R    SA    T56 Engine and LRUs                 176     741     787     787     787     --       8                    3
E00S    SA    T56 Engine and LRUs                 115     483     513     513     513     --       7                    3
E00T    SA    T56 Engine and LRUs                   0      33      49      49      49     --       7                   15
E00U    SA    T56 Engine and LRUs                  20      85      90      90      90     --       9                    9
E00V    SA    T56 Engine and LRUs                  27     108     108     108     108     --      15                   21
E00W    SA    T56 Engine and LRUs                  99     417     443     443     443     --       7                    4
E00X    SA    T56 Engine and LRUs                  28     117     124     124     124     --       7                   15
E00Y    SA    T56 Engine and LRUs                 185     799     400     400     400     --      12                    9
E00Z    SA    T56 Engine and LRUs                  45     188     199     199     199     --      11        x           8
E010    SA    T56 Engine and LRUs                  35     148     157     157     157     --       9        x           8
E011    SA    T56 Engine and LRUs                  21      87      92      92      92     --      11                   21
E012    SA    T56 Engine and LRUs                  67   1,220   1,502   1,502   1,502     --       5                    4
E013    SA    T56 Engine and LRUs                  61     255     271     271     271     --      13                   24
E014    SA    T56 Engine and LRUs                   3      13      14      14      14     --      12                   38
E015    SA    T56 Engine and LRUs                  35     147     156     156     156     --      28                   58
E016    SA    T56 Engine and LRUs                 142     597     633     633     633     --       7                    4
E017    SA    T56 Engine and LRUs                   1       1       1       1       1     --      37                1,296
E018    SA    T56 Engine and LRUs                   7      25      24      24      24     --      37                1,296
E019    SA    T56 Engine and LRUs                   4      15      15      15      15     --      37                1,296
E01A    SA    T56 Engine and LRUs                   4      15      15      15      15     --      37                1,296
E01B    SA    T56 Engine and LRUs                   3      20      17      17      17     --      37                1,296
E01C    SA    T56 Engine and LRUs                   6      25      18      18      18     --      28                  265
E01D    SA    T56 Engine and LRUs                   4      14      11      11      11     --      11                   52
E01E    SA    T56 Engine and LRUs                   2       9      14      14      14     --      37                1,296
E01F    SA    T56 Engine and LRUs                   3       9       8       8       8     --      28                  258
E01G    SA    T56 Engine and LRUs                   2       8       6       6       6     --      11                   52
E01H    SA    T56 Engine and LRUs                   1       5       5       5       5     --      37                1,652
E01J    SA    T56 Engine and LRUs                   1       5       4       4       4     --      28                  265
E01K    SA    T56 Engine and LRUs                   0       2       2       2       2     --      11                   52
E01L    SA    T56 Engine and LRUs                   8      32      31      31      31     --      30                  795
E01M    SA    T56 Engine and LRUs                   1       3       3       3       3     --      30                  332
E01N    SA    Navy T56                             20      81      38      38      38     --      30                   85
E01P    SA    Navy T56                              6      26      12      12      12     --      11                    3
E01Q    SA    Navy T56                              6      22      10      10      10     --      30                   29
E01R    SA    Navy T56                             18      74      35      35      35     --      21                  113
E01S    SA    Navy T56                              7      27      13      13      13     --      15                   29
E01T    SA    Navy T56                             10      38      18      18      18     --      31                   21
E01U    SA    Navy T56                              0       2       2       2       2     --      30                   18
E01V    SA    Navy T56                             29     116      55      55      55     --      31                   26
E01W    SA    Navy T56                              1       3       2       2       2     --      30                   33
E01X    SA    Navy T56                              3       4       2       2       2     --      28                   15
E01Y    SA    Navy T56                             33     134      63      63      63     --      32                   25
E01Z    SA    Navy T56                              7      28      13      13      13     --      12                   28
E020    SA    Navy T56                             45     183      86      86      86     --      12                   11
E021    SA    Navy T56                             16      70      33      33      33     --      13                   20
E022    SA    Navy T56                            329   1,324     624     624     624     --       6                   10
E023    SA    Navy T56                             42     167      79      79      79     --      18                   85
E024    SA    Navy T56                              6      32      32      32      32     --      30                    5
E025    SA    Navy T56                              4      22      22      22      22     --      30                    2
E026    SA    Navy T56                              0       2       2       2       2     --      30                    4
E027    SA    Navy T56                              2       9       9       9       9     --      30                    4
E028    SA    Navy T56                              4      14       6       6       6     --      29                    4
E029    SA    Navy T56                              1       5       5       5       5     --      30                    4
E02A    SA    Navy T56                             62     249     118     118     118     --      16                   24
E02B    SA    Navy T56                              3      12      12      12      12     --      30                    9
E02C    SA    Navy T56                              0       3       3       3       3     --      30                    6
E02D    SA    Navy T56                             14      59      28      28      28     --       5                    6
E02E    SA    Navy T56                             18      74      35      35      35     --       9                   11
E02F    SA    Navy T56                              2       6       3       3       3     --       3                    7
E02G    SA    Navy T56                              6      25      12      12      12     --      30                    7
E02H    SA    Navy T56                             10      40      19      19      19     --      30                   18
E02J    SA    Navy T56                              6      26      12      12      12     --      30                    7
E02K    SA    Navy T56                              3      11       5       5       5     --      30                    7
E02L    SA    Navy T56                             14      55      30      30      30     --      30                   81
E02M    SA    Navy T56                             12      48      22      22      22     --      30                   81

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                        Confidential - Competition Sensitive

                  Schedule A - ELIN Pricing Summary / Exhibit E

ELIN    Org                                                                                   FY04-   FLOW   [ ] Check     Unit
0004   Unit     Type Maintenance    NOUN   NSN    FY99     FY00     FY01     FY02     FY03     FY13   DAYS     FEEMS       Hours
----   ----   -------------------   ----   ---   ------   ------   ------   ------   ------   -----   ----   ---------   --------
E02N    SA    Navy T56             [/\/\] [/\/\]     16       83       30       30       30     --     30                      78
E02P    SA    Navy T56                                6       23       12       12       12     --     30                      81
E02Q    SA    Navy T56                                9       36       17       17       17     --      4                       6
E02R    SA    Navy T56                                5       21       10       10       10     --      9                       9
E02S    SA    Navy T56                                2        9        4        4        4     --     30                       8
E02T    SA    Navy T56                                2        8        4        4        4     --     30                       9
E02U    SA    Navy T56                               13       52       24       24       24     --     30                       8
E02V    SA    Navy T56                                0        2        2        2        2     --     30                       7
E02W    SA    Navy T56                                6       24       11       11       11     --     30                       9
E02X    SA    Navy T56                               16       63       30       30       30     --     30                       9
E02Y    SA    Navy T56                               12       50       24       24       24     --     30                       9
E02Z    SA    Navy T56                               12       51       24       24       24     --     30                       9
E030    SA    Navy T56                                3       12        6        6        6     --      6                       7
E031    SA    Navy T56                                6       23       11       11       11     --     30                       6
E032    SA    Navy T56                                6       22       10       10       10     --     30                       6
E033    SA    Navy T56                                4       15        6        6        6     --     30                       9
E034    SA    Navy T56                               15       61       29       29       29     --     30                       6
E035    SA    Navy T56                                5       20        9        9        9     --      5                       9
E036    SA    Navy T56                                5       20        9        9        9     --      5                       9
E037    SA    Navy T56                                3       12        6        6        6     --     30                       9
E038    SA    Navy T56                               19       78       37       37       37     --     10                       6
E039    SA    Navy T56                                2        7        3        3        3     --      4                       6
E03A    SA    Navy T56                               10       42       20       20       20     --     30                      13
E03B    SA    Navy T56                               14       75       35       35       35     --      6                       6
E03C    SA    Navy T56                               40      161       76       76       76     --     30                       6
E03D    SA    Navy T56                              291    1,174      554      554      554     --     30                       3
E03E    SA    Navy T56                                6       23       11       11       11     --     30                       6
E03F    SA    Navy T56                                7       29       13       13       13     --     30                      26
E03G    SA    Navy T56                                6       24       11       11       11     --      7                      16
E03H    SA    Navy T56                               14       58       28       28       28     --     30                      68
E03J    SA    Navy T56                                2        9        4        4        4     --     30                      68
E03K    SA    Navy T56                                2        7        3        3        3     --     30                      68
E0GL    SA    Fuel Accessories                      472    2,163    2,142    2,142    2,142     --      2        X              3
E0GM    SA    Fuel Accessories                       24      134      141      141      141     --     30        X             81
E0GN    SA    Fuel Accessories                        8      196      189      189      189     --     30        X             78
E0GP    SA    Fuel Accessories                        4       18       16       16       16     --     30                       7
E0GQ    SA    Fuel Accessories                        3       11       11       11       11     --     30                       8
E0GR    SA    Fuel Accessories                      120      337      400      400      400     --      9                       4
E0GS    SA    Fuel Accessories                       36      180      165      165      165     --      9        X             11
E0GT    SA    Fuel Accessories                       17       78       84       84       84     --     28        X             13
E0GU    SA    Fuel Accessories                        1        6        6        6        6     --      8        X              7
E0GV    SA    Fuel Accessories                      195      839      919      919      919     --      4        X              9
E0GW    SA    Fuel Accessories                        4       17       18       18       18     --      5        X             11
E0GX    SA    Fuel Accessories                      128      646      606      606      606     --      6                       6
E0GY    SA    Fuel Accessories                       26      107      114      114      114     --      9        X              2
E0GZ    SA    Fuel Accessories                       13       50       51       51       51     --      6                       7
E0H0    SA    Fuel Accessories                        1        5        6        6        6     --      6                       7
E0H1    SA    Fuel Accessories                       14       60       62       62       62     --      6        X              5
E0H2    SA    Fuel Accessories                       36      138      156      156      156     --      6        X              6
E0H3    SA    Fuel Accessories                       31      125      137      137      137     --      6                       6
E0H4    SA    Fuel Accessories                       16       73       79       79       79     --      5                       6
E0H5    SA    Fuel Accessories                        9       34       34       34       34     --      5        X              6
E0H6    SA    Fuel Accessories                       14       48       48       48       48     --      4        X              6
E0H7    SA    Fuel Accessories                       55      230      243      243      243     --      8        X              6
E0H8    SA    Fuel Accessories                       20       84       76       76       76     --      5                       3
E0H9    SA    Fuel Accessories                        7       26       30       30       30     --      4                       6
E0HA    SA    Fuel Accessories                        4       14       15       15       15     --      8        X              6
E0HB    SA    Fuel Accessories                        7       25       27       27       27     --      4                       6
E0HC    SA    Fuel Accessories                       44      184      195      195      195     --      3                       7
E0HD    SA    Fuel Accessories                       20      127       73       73       73     --     10                       6
E0LV    SA    T56 TWO-LEVEL MAINT                    10       53       56       56       56     --     37                   2,584
E0LW    SA    T56 TWO-LEVEL MAINT                    25      119      122      122      122     --     37                   2,584
                                                  -----   ------   ------   ------   ------                              --------
   151   0                                        4,484   20,019   17,576   17,576   17,576                              20,473.8
                                                  =====   ======   ======   ======   ======                              ========

Cost
Summary
-------
0004AA
Transition
0004AC
Repair Ops
T-56
F-100
TF-39
Fund Accy
T-56, 2LM
TF-39 2LM
Totals

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                        Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                  Schedule A - ELIN Pricing Summary / Exhibit E

           FY 1999
-----------------------------
ELIN     Direct      Direct       Direct      Direct                                                            Total
0004   Labor Hrs   Labor Rate   Labor Cost   Material    Sub-Cont       ODC       Overhead       G&A      COM   Price
----   ---------   ----------   ----------   --------   ---------   ----------   ----------   ---------   ---   -----
E001    [/\/\]         $--        [/\/\]                      --        --              --          --          [/\/\]
E002                   $--                                    --        --         370,814     225,465
E003                   $--                                    --        --          10,289       6,256
E004                   $--                                    --        --          11,462       6,969
E005                   $--                                    --        --          26,750      16,265
E006                   $--                                    --        --           6,380       3,879
E007                   $--                                    --        --          11,733       7,134
E008                   $--                                    --        --          32,768      19,924
E009                   $--                               358,800        --         353,905     215,183
E00A                   $--                                    --        --              --          --
E00B                   $--                                    --        --              --          --
E00C                   $--                                    --        --              --          --
E00D                   $--                                    --        --           3,846       2,338
E00E                   $--                                    --        --           7,288       4,431
E00F                   $--                                    --        --          46,090      28,024
E00G                   $--                                    --        --          15,709       9,552
E00H                   $--                                    --        --          35,835      21,789
E00J                   $--                                    --        --           7,488       4,553
E00K                   $--                                    --        --           8,624       5,243
E00L                   $--                                    --        --          47,332      28,779
E00M                   $--                                    --        --          10,508       6,389
E00N                   $--                                    --        --           8,146       4,953
E00P                   $--                                    --        --           5,012       3,048
E00Q                   $--                                    --        --           4,171       2,536
E00R                   $--                                    --        --          11,077       6,735
E00S                   $--                                    --        --           5,978       3,635
E00T                   $--                                    --        --              --          --
E00U                   $--                                    --        --           3,451       2,098
E00V                   $--                                    --        --          10,818       6,578
E00W                   $--                                    --        --           7,766       4,722
E00X                   $--                                    --        --           8,108       4,930
E00Y                   $--                                    --        --          33,042      20,090
E00Z                   $--                                    --        --           6,409       3,897
E010                   $--                                    --        --           4,984       3,030
E011                   $--                                    --        --           8,509       5,173
E012                   $--                                    --        --           5,256       3,196
E013                   $--                                    --        --          27,784      16,893
E014                   $--                                    --        --           1,597         971
E015                   $--                                    --        --          25,131      15,280
E016                   $--                                    --        --          11,137       6,772
E017                   $--                                 9,200        --          24,486      14,888
E018                   $--                                64,400        --         171,397     104,214
E019                   $--                                36,800        --          97,941      59,550
E01A                   $--                                36,800        --          97,941      59,550
E01B                   $--                                27,600        --          73,456      44,663
E01C                   $--                                    --        --          30,065      18,280
E01D                   $--                                    --        --           3,944       2,398
E01E                   $--                                18,400        --          48,970      29,775
E01F                   $--                                    --        --          14,622       8,891
E01G                   $--                                    --        --           1,973       1,200
E01H                   $--                                 9,200        --          31,229      18,988
E01J                   $--                                    --        --           5,010       3,046
E01K                   $--                                    --        --              --          --
E01L                   $--                                    --        --         120,193      73,080
E01M                   $--                                    --        --           6,282       3,820
E01N                   $--                                    --        --          32,120      19,530
E01P                   $--                                    --        --             285         174
E01Q                   $--                                    --        --           3,328       2,024
E01R                   $--                                    --        --          38,589      23,463
E01S                   $--                                    --        --           3,882       2,360
E01T                   $--                                    --        --           3,914       2,380
E01U                   $--                                    --        --              --          --
E01V                   $--                                    --        --          14,037       8,535
E01W                   $--                                    --        --             624         379
E01X                   $--                                    --        --           1,009         614

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                     Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                  Schedule A- ELIN Pricing Summary / Exhibit E

           FY 1999
-----------------------------
ELIN     Direct      Direct       Direct      Direct                                               Total
0004   Labor Hrs   Labor Rate   Labor Cost   Material   Sub-Cont   ODC   Overhead     G&A    COM   Price
----   ---------   ----------   ----------   --------   --------   ---   --------   ------   ---   -----
E01Y    [/\/\]        $--         [/\/\]                   --       --    15,760     9,583         [/\/\]
E01Z                  $--                                  --       --     3,727     2,266
E020                  $--                                  --       --     9,419     5,727
E021                  $--                                  --       --     6,757     4,108
E022                  $--                                  --       --    62,863    38,222
E023                  $--                                  --       --    64,526    39,234
E024                  $--                                  --       --       522       317
E025                  $--                                  --       --       153        83
E026                  $--                                  --       --        --        --
E027                  $--                                  --       --       142        86
E028                  $--                                  --       --       232       171
E029                  $--                                  --       --        70        43
E02A                  $--                                  --       --    28,239    17,170
E02B                  $--                                  --       --       493       300
E02C                  $--                                  --       --        --        --
E02D                  $--                                  --       --     1,467       892
E02E                  $--                                  --       --     3,666     2,229
E02F                  $--                                  --       --       249       152
E02G                  $--                                  --       --       747       454
E02H                  $--                                  --       --     3,368     2,048
E02J                  $--                                  --       --       747       454
E02K                  $--                                  --       --       374       228
E02L                  $--                                  --       --    21,555    13,106
E02M                  $--                                  --       --    18,476    11,234
E02N                  $--                                  --       --    23,507    14,293
E02P                  $--                                  --       --     9,238     5,617
E02Q                  $--                                  --       --       943       573
E02R                  $--                                  --       --       820       499
E02S                  $--                                  --       --       210       128
E02T                  $--                                  --       --       329       200
E02U                  $--                                  --       --     1,361       827
E0ZV                  $--                                  --       --        --        --
E02W                  $--                                  --       --       985       599
E02X                  $--                                  --       --     2,625     1,596
E02Y                  $--                                  --       --     2,058     1,251
E02Z                  $--                                  --       --     1,969     1,197
E03O                  $--                                  --       --       374       228
E031                  $--                                  --       --       677       411
E032                  $--                                  --       --       627       382
E033                  $--                                  --       --       656       399
E034                  $--                                  --       --     1,691     1,028
E035                  $--                                  --       --       858       522
E036                  $--                                  --       --       820       499
E037                  $--                                  --       --       493       300
E038                  $--                                  --       --     1,990     1,210
E039                  $--                                  --       --       210       128
E03A                  $--                                  --       --     2,434     1,480
E03B                  $--                                  --       --     1,884     1,146
E03C                  $--                                  --       --     4,188     2,546
E03D                  $--                                  --       --    15,592     9,480
E03E                  $--                                  --       --       627       382
E03F                  $--                                  --       --     3,498     2,127
E03G                  $--                                  --       --     1,189       723
E03H                  $--                                  --       --    18,024    10,959
E03J                  $--                                  --       --     2,574     1,565
E03K                  $--                                  --       --     2,574     1,565
E0GL                  $--                                  --       --    25,289    15,377
E0GM                  $--                                  --       --    36,952    22,468
E0GN                  $--                                  --       --    11,754     7,146
E0GP                  $--                                  --       --       499       303
E0GQ                  $--                                  --       --       314       191
E0GR                  $--                                  --       --    10,189     6,195
E0GS                  $--                                  --       --     7,335     4,460
E0GT                  $--                                  --       --     4,137     2,515
E0GU                  $--                                  --       --       125        78

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                  Schedule A - ELIN Pricing Summary / Exhibit E

              FY 1999
-----------------------------------
ELIN           Direct      Direct       Direct      Direct                                                          Total
0004         Labor Hrs   Labor Rate   Labor Cost   Material   Sub-Cont       ODC       Overhead      G&A      COM   Price
----         ---------   ----------   ----------   --------   --------   ----------   ---------   ---------   ---   -----
E0GV          [/\/\]       $   --       [/\/\]                      --           --      32,004      19,458         [/\/\]
E0GW                       $   --                                   --           --         815         495
E0GX                       $   --                                   --           --      14,430       8,774
E0GY                       $   --                                   --           --       1,075         654
E0GZ                       $   --                                   --           --       1,618         984
E0H0                       $   --                                   --           --         125          76
E0H1                       $   --                                   --           --       1,329         808
E0H2                       $   --                                   --           --       3,769       2,291
E0H3                       $   --                                   --                    3,495       2,125
E0H4                       $   --                                   --           --       1,803       1,096
E0H5                       $   --                                   --           --         943         573
E0H6                       $   --                                   --           --       1,467         892
E0H7                       $   --                                   --           --       5,759       3,501
E0H8                       $   --                                   --           --       1,302         792
E0H9                       $   --                                   --           --         733         446
E0HA                       $   --                                   --           --         420         255
E0HB                       $   --                                   --           --         733         446
E0HC                       $   --                                   --           --       5,479       3,331
E0HD                       $   --                                   --           --       2,094       1,273
E0LV                       $   --                               92,000           --     488,314     296,907
E0LW                       $   --                              230,000           --   1,220,785     742,269
                           ------                             --------   ----------   ---------   ---------   ---
   151                         --                              883,200           --   4,254,204   2,586,668    --
                           ------                             --------   ----------   ---------   ---------   ---

Cost
Summary
-------
0004AA
Transition                                                          --   27,778,100          --          --    --
0004AC
Repair Ops
T-56                           --                              561,200           --   2,369,122   1,440,489    --
F-100
TF-39                      $   --                                   --           --          --          --    --
Fuel Accy                                                           --           --     175,984     107,003    --
T-56 2LM                                                       322,000           --   1,709,098   1,039,177    --
TF-39 2LM                  $   --                                   --           --          --         --     --
                           ------                             --------   ----------   ---------   ---------   ---
Totals                      30,61                              883,200           --   4,254,204   2,586,668    --
                           ======                             ========   ==========   =========   =========   ===

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                  Schedule A - ELIN Pricing Summary / Exhibit E

            FY2000
-----------------------------
ELIN    Direct      Direct       Direct      Direct                                                     Total
0004   Labor Hrs   Labor Rate   Labor Cost   Material    Sub-Cont   ODC    Overhead      G&A      COM   Price
----   ---------   ----------   ----------   --------   ---------   ---   ---------   ---------   ---   -----
E001    [/\/\]         $--       [/\/\]                        --    --         965         658         [/\/\]
E002                   $--                                     --    --   2,109,245   1,438,622
E003                   $--                                     --    --      63,694      43,443
E004                   $--                                     --    --      76,124      51,921
E005                   $--                                     --    --     178,299     121,610
E006                   $--                                     --    --      41,241      28,129
E007                   $--                                     --    --      54,467      37,149
E008                   $--                                     --    --     202,835     138,344
E009                   $--                              1,185,800    --   1,811,527   1,235,562
E00A                   $--                                     --    --          --          --
E00B                   $--                                     --    --          --          --
E00C                   $--                                     --    --          --          --
E00D                   $--                                     --    --      23,807      16,238
E00E                   $--                                     --    --      47,930      32,691
E00F                   $--                                     --    --     256,769     175,131
E00G                   $--                                     --    --     101,479      69,214
E00H                   $--                                     --    --     181,487     123,784
E00J                   $--                                     --    --      49,662      33,872
E00K                   $--                                     --    --      56,716      38,683
E00L                   $--                                     --    --     250,259     170,690
E00M                   $--                                     --    --     108,662      74,113
E00N                   $--                                     --    --      52,001      35,468
E00P                   $--                                     --    --      32,189      21,955
E00Q                   $--                                     --    --      27,516      18,767
E00R                   $--                                     --    --      72,167      49,222
E00S                   $--                                     --    --      38,849      26,497
E00T                   $--                                     --    --      14,787      10,086
E00U                   $--                                     --    --      22,699      15,482
E00V                   $--                                     --    --      66,964      45,673
E00W                   $--                                     --    --      50,615      34,522
E00X                   $--                                     --    --      52,423      35,755
E00Y                   $--                                     --    --     220,833     150,620
E00Z                   $--                                     --    --      41,431      28,259
E010                   $--                                     --    --      32,616      22,246
E011                   $--                                     --    --      54,555      37,209
E012                   $--                                     --    --     148,078     100,997
E013                   $--                                     --    --     179,738     122,591
E014                   $--                                     --    --      10,707       7,303
E015                   $--                                     --    --     163,330     111,400
E016                   $--                                     --    --      72,463      49,423
E017                   $--                                  9,200    --      37,893      25,845
E018                   $--                                230,000    --     947,281     646,098
E019                   $--                                138,000    --     568,368     387,658
E01A                   $--                                138,000    --     568,368     387,658
E01B                   $--                                184,000    --     757,825     516,878
E01C                   $--                                     --    --     193,864     132,226
E01D                   $--                                     --    --      21,365      14,572
E01E                   $--                                 82,800    --     341,021     232,595
E01F                   $--                                     --    --      67,888      46,304
E01G                   $--                                     --    --      12,208       8,326
E01H                   $--                                 46,000    --     241,634     164,808
E01J                   $--                                     --    --      38,761      26,437
E01K                   $--                                     --    --       3,053       2,083
E01L                   $--                                     --    --     743,999     507,449
E01M                   $--                                     --    --      29,162      19,890
E01N                   $--                                     --    --     201,308     137,303
E01P                   $--                                     --    --       1,916       1,307
E01Q                   $--                                     --    --      18,882      12,879
E01R                   $--                                     --    --     245,506     167,449
E01S                   $--                                     --    --      23,172      15,805
E01T                   $--                                     --    --      23,012      15,695
E01U                   $--                                     --    --       1,041         710
E01V                   $--                                     --    --      56,887      59,262
E01W                   $--                                     --    --       2,698       1,977
E01X                   $--                                     --    --       2,085       1,422
E01Y                   $--                                     --    --      99,037      67,548
E01Z                   $--                                     --    --      23,064      15,731

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                  Schedule A - ELIN Pricing Summary / Exhibit D

ELIN
0003   ELIN   NOUN      NSN       FY99 UP   FY00 UP   FY01 UP   FY02 UP   FY03 UP
----   ----   ----   ----------   -------   -------   -------   -------   -------
D001   D001  [/\/\]    [/\/\]       2,015     2,094     2,015     2,015     2,015
D002   D002                        16,174    16,804    16,174    16,174    16,174
D003   D003                         4,151     4,313     4,151     4,151     4,151
D004   D004                         1,541     1,602     1,541     1,541     1,541
D005   D005                           817       841       817       817       817
D006   D006                         1,211     1,258     1,211     1,211     1,211
D007   D007                        16,834    19,672    18,934    16,834    18,834
D008   D008                        17,627    18,314    17,627    17,627    17,627
D009   D009                        38,489    38,990    38,489    38,489    38,489
D00A   D00A                            --        --        --        --        --
D00B   D00B                            --        --        --        --        --
D00C   D00C                            --        --        --        --        --
D00D   D00D                           887       921       887       887       887
D00E   D00E                         1,470     1,527     1,470     1,470     1,470
D00F   D00F                         4,959     5,152     4,959     4,959     4,959
D00G   D00G                           590       613       590       590       590
D00H   D00H                         5,257     5,462     5,257     5,257     5,257
D00J   D00J                         1,728     1,794     1,726     1,728     1,728
D00K   D00K                           633       657       633       633       633
D00L   D00L                         3,183     3,307     3,183     3,183     3,183
D00M   D00M                           538       558       538       538       538
D00N   D00N                         1,096     1,138     1,096     1,096     1,096
D00P   D00P                           809       840       809       809       809
D00Q   D00Q                           709       736       709       709       709
D00R   D00R                           203       211       203       203       203
D00S   D00S                           168       174       168       168       168
D00T   D00T                           835       971       935       935       935
D00U   D00U                           557       579       557       557       557
D00V   D00V                         1,293     1,344     1,293     1,293     1,293
D00W   D00W                           253       263       253       253       253
D00X   D00X                           835       971       835       835       835
D00Y   D00Y                           576       599       576       576       576
D00Z   D00Z                           460       478       460       460       460
D010   D010                           460       478       460       460       460
D011   D011                         1,308     1,358     1,308     1,308     1,308
D012   D012                           253       263       253       253       253
D013   D013                         1,470     1,527     1,470     1,470     1,470
D014   D014                         1,718     1,785     1,718     1,718     1,718
D015   D015                         2,317     2,408     2,317     2,317     2,317
D016   D016                           253       263       253       253       253
D017   D017                        88,229    91,670    88,229    88,229    88,229
D018   D018                        88,229    91,670    88,229    88,229    88,229
D019   D019                        88,229    91,670    88,229    88,229    88,229
D01A   D01A                        88,229    91,670    88,229    88,229    88,229
D01B   D01B                        88,229    91,670    88,229    88,229    88,229
D01C   D01C                        16,174    16,804    16,174    16,174    16,174
D01D   D01D                         3,183     3,307     3,183     3,183     3,183
D01E   D01E                        88,229    91,670    88,229    88,229    88,229
D01F   D01F                        15,733    16,346    15,733    15,733    15,733
D01G   D01G                         3,183     3,307     3,183     3,183     3,183
D01H   D01H                       109,994   114,283   109,994   109,994   109,994
D01J   D01J                        16,169    16,800    16,169    16,169    16,169
D01K   D01K                         3,183     3,307     3,183     3,183     3,183
D01L   D01L                        48,492    50,383    48,492    48,492    48,492
D01M   D01M                        20,273    21,084    20,273    20,273    20,273
D01N   D01N                         5,183     5,388     5,183     5,183     5,183
D01P   D01P                           154       160       154       154       154
D01Q   D01Q                         1,790     1,860     1,790     1,790     1,790
D01R   D01R                         6,920     7,189     6,920     6,920     6,920
D01S   D01S                         1,790     1,880     1,790     1,790     1,790
D01T   D01T                         1,283     1,312     1,283     1,283     1,283
D01U   D01U                         1,087     1,129     1,087     1,087     1,087
D01V   D01V                         1,562     1,823     1,562     1,562     1,562
D01W   D01W                         2,016     2,094     2,016     2,016     2,016
D01X   D01X                         1,087     1,129     1,087     1,087     1,087
D01Y   D01Y                         1,541     1,802     1,541     1,541     1,541
D01Z   D01Z                         1,718     1,785     1,718     1,718     1,718
D020   D020                           676       702       676       676       676
D021   D021                         1,211     1,259     1,211     1,211     1,211
D022   D022                           617       641       617       617       617
D023   D023                         4,959     5,152     4,959     4,959     4,959
D024   D024                           280       291       280       280       280
D025   D025                           123       128       123       123       123
D026   D026                           228       237       228       228       228
D027   D027                           228       237       228       228       228
D028   D028                           228       237       228       228       228
D029   D029                           228       237       228       228       228
D02A   D02A                         1,470     1,527     1,470     1,470     1,470
D02B   D02B                           530       550       530       530       530
D02C   D02C                           338       351       338       338       338
D02D   D02D                           338       351       338       338       338

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                         ELIN Pricing Summary/Exhibit D

ELIN
0003         ELIN    NOUN                        NSN                       FY99 UP     FY00 UP     FY01 UP     FY02 UP     FY03 UP
----         ----    ----                        ---                      ---------   ---------   ---------   ---------   ---------
D02E         D02E   [/\/\]                      [/\/\]                          858         663         658         658         658
D02F         D02F                                                               402         416         402         402         402
D02G         D02G                                                               402         416         402         402         402
D02H         D02H                                                             1,087       1,129       1,087       1,087       1,087
D02J         D02J                                                               402         418         402         402         402
D02K         D02K                                                               402         418         402         402         402
D02L         D02L                                                             4,969       5,163       4,969       4,969       4,969
D02M         D02M                                                             4,969       5,163       4,969       4,969       4,969
D02N         D02N                                                             4,742       4,827       4,742       4,742       4,742
D02P         D02P                                                             4,988       5,163       4,969       4,969       4,969
D02Q         D02Q                                                               338         351         336         336         336
D02R         D02R                                                               530         550         530         530         530
D02S         D02S                                                               338         351         338         338         338
D02T         D02T                                                               530         550         530         530         530
D02U         D02U                                                               338         351         338         338         338
D02V         D02V                                                               402         418         402         402         402
D02W         D02W                                                               530         550         530         530         530
D02X         D02X                                                               530         550         530         530         530
D02Y         D02Y                                                               554         575         554         554         554
D02Z         D02Z                                                               530         550         530         530         530
D030         D030                                                               402         418         402         402         402
D031         D031                                                               364         378         364         364         364
D032         D032                                                               338         351         338         338         338
D033         D033                                                               530         550         530         530         530
D034         D034                                                               364         550         364         364         364
D035         D035                                                               554         378         554         554         554
D036         D036                                                               530         575         530         530         530
D037         D037                                                               530         550         530         530         530
D038         D038                                                               338         351         338         338         338
D039         D039                                                               338         351         338         338         338
D03A         D03A                                                               785         816         785         785         785
D03B         D03B                                                               338         351         338         338         338
D03C         D03C                                                               338         351         338         338         338
D03D         D03D                                                               173         180         173         173         173
D03E         D03E                                                               338         351         338         338         338
D03F         D03F                                                             1,613       1,676       1,613       1,613       1,613
D03G         D03G                                                               639         664         639         639         639
D03H         D03H                                                             4,155       4,317       4,155       4,155       4,155
D03J         D03J                                                             4,155       4,317       4,155       4,155       4,155
D03K         D03K                                                             4,155       4,317       4,155       4,155       4,155
D0GL         D0GL                                                               173         180         173         173         173
D0GM         D0GM                                                             4,969       5,163       4,969       4,969       4,969
D0GN         D0GN                                                             4,742       4,927       4,742       4,742       4,742
D0GP         D0GP                                                               402         418         402         402         402
D0GQ         D0GQ                                                               338         351         338         338         338
D0GR         D0GR                                                               274         285         274         274         274
D0GS         D0GS                                                               658         683         658         658         658
D0GT         D0GT                                                               785         516         785         785         785
D0GU         D0GU                                                               402         418         402         402         402
D0GV         D0GV                                                               530         550         530         530         530
D0GW         D0GW                                                               658         683         658         658         658
D0GX         D0GX                                                               364         378         364         364         364
D0GY         D0GY                                                               133         139         133         133         133
D0GZ         D0GZ                                                               402         418         402         402         402
D0H0         D0H0                                                               402         418         402         402         402
D0H1         D0H1                                                               306         318         306         306         306
D0H2         D0H2                                                               338         351         338         338         338
D0H3         D0H3                                                               364         378         364         364         364
D0H4         D0H4                                                               364         378         364         364         364
D0H5         D0H5                                                               338         351         338         338         338
D0H6         D0H6                                                               338         351         338         338         338
D0H7         D0H7                                                               338         351         338         338         338
D0H8         D0H8                                                               210         218         210         210         210
D0H9         D0H9                                                               338         351         338         338         338
D0HA         D0HA                                                               338         351         338         338         338
D0HB         D0HB                                                               338         351         338         338         338
D0HC         D0HC                                                               402         418         402         402         402
D0HD         D0HD                                                               338         351         338         338         338
D0LV         D0LV                                                           166,809     173,314     166,809     166,809     166,809
D0LW         D0LW                                                           166,809     173,314     166,809     166,809     166,809
   151                                                                    1,340,887   1,393,182   1,340,887   1,340,887   1,340,887

Cost
Summary
-------
0003AA
Transition
0003AC
Repair Ops
T-56
F-100
TF-39

Standard Aero Proprietory - Not Releasable     FPR Submission to LM - Sept. 5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                         ELIN Pricing Summary/Exhibit D

ELIN
0003         ELIN   NOUN                         NSN                       FY99 UP     FY00 UP     FY01 UP     FY02 UP     FY03 UP
----         ----   ----                         ---                      ---------   ---------   ---------   ---------   ---------

Fuel Accy
T-S6 2LM

Totals

Standard Aero Proprietory - Not Releasable     FPR Submission to LM - Sept. 5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                   Schedule A - ELIN Pricing Summary/Exhibit E

ELIN    Org                                                                             FY04-   FLOW   [ ]Check    Unit
0004   Unit     Type Maintenance    Noun   NSN   FY99    FY00    FY01    FY02    FY03   FY13    DAYS     FEEMS    Hours
----   ----   -------------------   ----   ---   ----   -----   -----   -----   -----   -----   ----   --------   -----
E001    SA    T56 Engine and LRUs  [/\/\] [/\/\]    0       1       1       1       1     --     18                  33
E002    SA    T56 Engine and LRUs                  74     272     267     267     267     --     28        X        263
E003    SA    T56 Engine and LRUs                   8      32      34      34      34     --     30                  58
E004    SA    T56 Engine and LRUs                  24     103     109     109     109     --     32                  25
E005    SA    T56 Engine and LRUs                 140     603     638     638     638     --      8        X         10
E006    SA    T56 Engine and LRUs                  17      71      75      75      75     --     13                  20
E007    SA    T56 Engine and LRUs                   2       6       7       7       7     --     25        X        310
E008    SA    T56 Engine and LRUs                   6      24      26      26      26     --     25        X        289
E009    SA    T56 Engine and LRUs                  35     129     123     123     123     --     20        X        480
E00A    SA    T56 Engine and LRUs                   0       0       0       0       0             0                  --
E00B    SA    T56 Engine and LRUs                   0       0       0       0       0             0                  --
E00C    SA    T56 Engine and LRUs                   0       0       0       0       0             0                  --
E00D    SA    T56 Engine and LRUs                  14      56      60      60      60     --     12        X         15
E00E    SA    T56 Engine and LRUs                  16      68      71      71      71     --     16                  24
E00F    SA    T56 Engine and LRUs                  30     108     105     105     105     --     16        X         81
E00G    SA    T56 Engine and LRUs                  86     359     381     381     381     --      8        X         10
E00H    SA    T56 Engine and LRUs                  22      72      69      69      69     --     18        X         86
E00J    SA    T56 Engine and LRUs                  14      80      63      63      63     --     26                  28
E00K    SA    T56 Engine and LRUs                  44     187     198     198     198     --      7                  10
E00L    SA    T56 Engine and LRUs                  48     164     157     157     157     --     11        X         52
E00M    SA    T56 Engine and LRUs                  63     421     446     446     446     --      5        X          8
E00N    SA    T56 Engine and LRUs                  24      99     105     105     105     --     12        X         18
E00P    SA    T56 Engine and LRUs                  20      83      88      88      88     --      8        X         13
E00Q    SA    T56 Engine and LRUs                  19      81      85      85      85     --     10        X         12
E00R    SA    T56 Engine and LRUs                 176     741     787     787     787     --      8                   3
E00S    SA    T56 Engine and LRUs                 115     483     513     513     513     --      7                   3
E00T    SA    T56 Engine and LRUs                   0      33      49      49      49     --      7                  15
E00U    SA    T56 Engine and LRUs                  20      85      90      90      90     --      9                   9
E00V    SA    T56 Engine and LRUs                  27     108     106     106     106     --     15                  21
E00W    SA    T56 Engine and LRUs                  99     417     443     443     443     --      7                   4
E00X    SA    T56 Engine and LRUs                  28     117     124     124     124     --      7                  15
E00Y    SA    T56 Engine and LRUs                 185     799     400     400     400     --     12                   9
E00Z    SA    T56 Engine and LRUs                  45     188     199     199     199     --     11        X          8
E010    SA    T56 Engine and LRUs                  35     148     157     157     157     --      9        X          8
E011    SA    T56 Engine and LRUs                  21      87      92      92      92     --     11                  21
E012    SA    T56 Engine and LRUs                  67   1,220   1,502   1,502   1,502     --      5                   4
E013    SA    T56 Engine and LRUs                  61     255     271     271     271     --     13                  24
E014    SA    T56 Engine and LRUs                   3      13      14      14      14     --     12                  28
E015    SA    T56 Engine and LRUs                  35     147     156     156     156     --     28                  38
E016    SA    T56 Engine and LRUs                 142     597     633     633     633     --      7                   4
E017    SA    T56 Engine and LRUs                   1       1       1       1       1     --     37               1,296
E018    SA    T56 Engine and LRUs                   7      25      24      24      24     --     37               1,296
E019    SA    T56 Engine and LRUs                   4      15      15      15      15     --     37               1,296
E01A    SA    T56 Engine and LRUs                   4      15      15      15      15     --     37               1,296
E01B    SA    T56 Engine and LRUs                   3      20      17      17      17     --     37               1,296
E01C    SA    T56 Engine and LRUs                   6      25      18      18      18     --     28                 265
E01D    SA    T56 Engine and LRUs                   4      14      11      11      11     --     11                  52
E01E    SA    T56 Engine and LRUs                   2       9      14      14      14     --     37               1,296
E01F    SA    T56 Engine and LRUs                   3       9       8       8       8     --     28                 258
E01G    SA    T56 Engine and LRUs                   2       8       6       6       6     --     11                  52
E01H    SA    T56 Engine and LRUs                   1       5       5       5       5     --     37               1,652
E01J    SA    T56 Engine and LRUs                   1       5       4       4       4     --     28                 265
E01K    SA    T56 Engine and LRUs                   0       2       2       2       2     --     11                  52
E01L    SA    T56 Engine and LRUs                   6      32      31      31      31     --     30                 795
E01M    SA    T56 Engine and LRUs                   1       3       3       3       3     --     30                 332
E01N    SA    Navy T56                             20      81      38      38      38     --     30                  85
E01P    SA    Navy T56                              6      26      12      12      12     --     11                   3
E01Q    SA    Navy T56                              6      22      10      10      10     --     30                  29
E01R    SA    Navy T56                             18      74      35      35      35     --     21                 113
E01S    SA    Navy T56                              7      27      13      13      13     --     15                  29
E01T    SA    Navy T56                             10      38      18      18      18     --     31                  21
E01U    SA    Navy T56                              0       2       2       2       2     --     30                  18
E01V    SA    Navy T56                             29     116      55      55      55     --     31                  26
E01W    SA    Navy T56                              1       3       2       2       2     --     30                  33
E01X    SA    Navy T56                              3       4       2       2       2     --     28                  18
E01Y    SA    Navy T56                             33     134      83      83      83     --     32                  25
E01Z    SA    Navy T56                              7      28      13      13      13     --     12                  28
E020    SA    Navy T56                             45     183      86      86      86     --     12                  11
E021    SA    Navy T56                             16      70      33      33      33     --     13                  20
E022    SA    Navy T56                            329   1,524     624     624     624     --      6                  10
E023    SA    Navy T56                             42     167      79      79      79     --     18                  85
E024    SA    Navy T56                              6      32      32      32      32     --     30                   5
E025    SA    Navy T56                              4      22      22      22      22     --     30                   2
E026    SA    Navy T56                              0       2       2       2       2     --     30                   4
E027    SA    Navy T56                              2       9       9       9       9     --     30                   4
E028    SA    Navy T56                              4      14       6       6       6     --     29                   4
E029    SA    Navy T56                              1       5       5       5       5     --     30                   4
E02A    SA    Navy T56                             62     249     118     118     118     --     16                  24
E02B    SA    Navy T56                              3      12      12      12      12     --     30                   8
E02C    SA    Navy T56                              0       3       3       3       3     --     30                   8
E02D    SA    Navy T56                             14      59      28      28      28     --      5                   8
E02E    SA    Navy T56                             18      74      35      35      35     --      9                  11
E02F    SA    Navy T56                              2       6       3       3       3     --      3                   7
E02G    SA    Navy T56                              8      25      12      12      12     --     30                   7
E02H    SA    Navy T56                             10      40      19      19      19     --     30                  18
E02J    SA    Navy T56                              6      26      12      12      12     --     30                   7
E02K    SA    Navy T56                              3      11       5       5       5     --     30                   7
E02L    SA    Navy T56                             14      55      30      30      30     --     30                  81
E02M    SA    Navy T56                             12      46      22      22      22     --     30                  81

Standard Aero Proprietory - Not Releasable     FPR Submission to LM - Sept. 5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                  Schedule A - ELIN Pricing Summary / Exhibit E

ELIN    Org                                                                                  FY04-   FLOW   [ ]CHECK     Unit
0004   Unit     Type Maintenance    NOUN   NSN    FY99    FY00     FY01     FY02     FY03     FY13   DAYS     FEEMS      Hours
----   ----   -------------------   ----   ---   -----   ------   ------   ------   ------   -----   ----   --------   --------
E02N    SA    Navy T56             [/\/\] [/\/\]    16       63       30       30       30     --     30                     78
E02P    SA    Navy T56                               6       25       12       12       12     --     30                     81
E02Q    SA    Navy T56                               9       36       17       17       17     --      4                      6
E02R    SA    Navy T56                               5       21       10       10       10     --      9                      9
E02S    SA    Navy T56                               2        9        4        4        4     --     30                      6
E02T    SA    Navy T56                               2        8        4        4        4     --     30                      9
E02U    SA    Navy T56                              13       52       24       24       24     --     30                      6
E02V    SA    Navy T56                               0        2        2        2        2     --     30                      7
E02W    SA    Navy T56                               6       24       11       11       11     --     30                      9
E02X    SA    Navy T56                              16       63       30       30       30     --     30                      9
E02Y    SA    Navy T56                              12       50       24       24       24     --     30                      9
E02Z    SA    Navy T56                              12       51       24       24       24     --     30                      9
E030    SA    Navy T56                               3       12        8        8        8     --      6                      7
E031    SA    Navy T56                               6       23       11       11       11     --     30                      6
E032    SA    Navy T56                               6       22       10       10       10     --     30                      6
E033    SA    Navy T56                               4       15        6        6        6     --     30                      9
E034    SA    Navy T56                              15       61       29       29       29     --     30                      6
E035    SA    Navy T56                               5       20        9        9        9     --      5                      9
E036    SA    Navy T56                               5       20        9        9        9     --      5                      9
E037    SA    Navy T56                               3       12        6        6        6     --     30                      9
E038    SA    Navy T56                              19       78       37       37       37     --     10                      6
E039    SA    Navy T56                               2        7        3        3        3     --      4                      6
E03A    SA    Navy T56                              10       42       20       20       20     --     30                     13
E03B    SA    Navy T56                              18       75       35       35       35     --      6                      6
E03C    SA    Navy T56                              40      161       76       76       76     --     30                      6
E03D    SA    Navy T56                             291    1,174      554      554      554     --     30                      3
E03E    SA    Navy T56                               6       23       11       11       11     --     30                      6
E03F    SA    Navy T56                               7       29       13       13       13     --     30                     26
E03G    SA    Navy T56                               6       24       11       11       11     --      7                     10
E03H    SA    Navy T56                              14       50       26       26       26     --     30                     68
E03J    SA    Navy T56                               2        9        4        4        4     --     30                     68
E03K    SA    Navy T56                               2        7        3        3        3     --     30                     68
E0GL    SA    Fuel Accessories                     472    2,163    2,142    2,142    2,142     --      2        X             3
E0GM    SA    Fuel Accessories                      24      134      141      141      141     --     30        X            81
E0GN    SA    Fuel Accessories                       8      196      189      189      189     --     30        X            78
E0GP    SA    Fuel Accessories                       4       18       18       18       18     --     30                      7
E0GQ    SA    Fuel Accessories                       3       11       11       11       11     --     30                      6
E0GR    SA    Fuel Accessories                     120      337      400      400      400     --      9                      4
E0GS    SA    Fuel Accessories                      36      180      163      163      163     --      9        X            11
E0GT    SA    Fuel Accessories                      17       78       64       64       64     --     28        X            13
E0GU    SA    Fuel Accessories                       1        6        6        6        6     --      8        X             7
E0GV    SA    Fuel Accessories                     195      839      919      919      919     --      4        X             9
E0GW    SA    Fuel Accessories                       4       17       18       18       18     --      5        X            11
E0GX    SA    Fuel Accessories                     126      646      606      606      606     --      6                      6
E0GY    SA    Fuel Accessories                      26      107      114      114      114     --      9        X             2
E0GZ    SA    Fuel Accessories                      13       50       51       51       51     --      6                      7
E0H0    SA    Fuel Accessories                       1        5        6        6        6     --      6                      7
E0H1    SA    Fuel Accessories                      14       60       62       62       62     --      6        X             5
E0H2    SA    Fuel Accessories                      36      138      156      156      156     --      6        X             6
E0H3    SA    Fuel Accessories                      31      125      137      137      137     --      6                      6
E0H4    SA    Fuel Accessories                      16       73       79       79       79     --      5                      6
E0H5    SA    Fuel Accessories                       9       34       34       34       34     --      5        X             6
E0H6    SA    Fuel Accessories                      14       48       48       48       48     --      4        X             6
E0H7    SA    Fuel Accessories                      55      230      243      243      243     --      8        X            16
E0H8    SA    Fuel Accessories                      20       84       76       76       76     --      5                      3
E0H9    SA    Fuel Accessories                       7       26       30       30       30     --      4                      6
E0HA    SA    Fuel Accessories                       4       14       15       15       15     --      8        X             6
E0HB    SA    Fuel Accessories                       7       25       27       27       27     --      4                      6
E0HC    SA    Fuel Accessories                      44      184      195      195      195     --      3                      7
E0HD    SA    Fuel Accessories                      20      127       73       73       73     --     10                      6
E0LV    SA    Fuel Accessories                      10       53       56       56       56     --     37                  2,584
E0LW    SA    Fuel Accessories                      25      119      122      122      122     --     37                  2,584
                                                 -----   ------   ------   ------   ------    ---    ---               --------
   151     0                                     4,484   20,019   17,576   17,576   17,576                             20,473.6
                                                 =====   ======   ======   ======   ======    ===    ===               ========

Cost
Summary
-------
0004AA
Transition
0004AC
Repair Ops
T-56
F-100
TF-39
Fuel Accy
T-56 2LM
TF-39 2LM
Totals

Standard Aero Proprietory - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                  Schedule A - ELIN Pricing Summary / Exhibit E

           FY 1999
-----------------------------
ELIN     Direct      Direct       Direct      Direct                                                  Total
0004   Labor Hrs   Labor Rate   Labor Cost   Material    Sub-Cont   ODC    Overhead     G&A     COM   Price
----   ---------   ----------   ----------   --------   ---------   ---   ---------   -------   ---   -----
E001    [/\/\]         $--        [/\/\]                       --    --          --        --         [/\/\]
E002                   $--                                     --    --     370,814   225,465
E003                   $--                                     --    --      10,289     6,256
E004                   $--                                     --    --      11,462     6,969
E005                   $--                                     --    --      26,750    16,265
E006                   $--                                     --    --       6,380     3,879
E007                   $--                                     --    --      11,733     7,134
E008                   $--                                     --    --      32,768    19,924
E009                   $--                                358,800    --     353,905   215,183
E00A                   $--                                     --    --          --        --
E00B                   $--                                     --    --          --        --
E00C                   $--                                     --    --          --        --
E00D                   $--                                     --    --       3,846     2,338
E00E                   $--                                     --    --       7,288     4,431
E00F                   $--                                     --    --      46,090    28,024
E00G                   $--                                     --    --      15,709     9,552
E00H                   $--                                     --    --      35,835    21,789
E00J                   $--                                     --    --       7,488     4,553
E00K                   $--                                     --    --       8,624     5,543
E00L                   $--                                     --    --      47,332    28,779
E00M                   $--                                     --    --      10,508     6,389
E00N                   $--                                     --    --       8,146     4,953
E00P                   $--                                     --    --       5,012     3,048
E00Q                   $--                                     --    --       4,171     2,536
E00R                   $--                                     --    --      11,077     6,735
E00S                   $--                                     --    --       5,978     3,635
E00T                   $--                                     --    --          --        --
E00U                   $--                                     --    --       3,451     2,098
E00V                   $--                                     --    --      10,818     6,578
E00W                   $--                                     --    --       7,766     4,722
E00X                   $--                                     --    --       8,108     4,930
E00Y                   $--                                     --    --      33,042    20,090
E00Z                   $--                                     --    --       6,409     3,897
E010                   $--                                     --    --       4,984     3,030
E011                   $--                                     --    --       8,509     5,173
E012                   $--                                     --    --       5,256     3,196
E013                   $--                                     --    --      27,784    16,893
E014                   $--                                     --    --       1,597       971
E015                   $--                                     --    --      25,131    15,280
E016                   $--                                     --    --      11,137     6,772
E017                   $--                                  9,200    --      24,486    14,888
E018                   $--                                 64,400    --     171,397   104,214
E019                   $--                                 36,800    --      97,941    59,550
E01A                   $--                                 36,800    --      97,941    59,550
E01B                   $--                                 27,600    --      73,456    44,663
E01C                   $--                                     --    --      30,065    18,280
E01D                   $--                                     --    --       3,944     2,398
E01E                   $--                                 18,400    --      48,970    29,775
E01F                   $--                                     --    --      14,622     8,891
E01G                   $--                                     --    --       1,973     1,200
E01H                   $--                                  9,200    --      31,229    18,988
E01J                   $--                                     --    --       5,010     3,046
E01K                   $--                                     --    --          --        --
E01L                   $--                                     --    --     120,193    73,080
E01M                   $--                                     --    --       6,282     3,820
E01N                   $--                                     --    --      32,120    19,530
E01P                   $--                                     --    --         285       174
E01Q                   $--                                     --    --       3,328     2,024
E01R                   $--                                     --    --      38,589    23,463
E01S                   $--                                     --    --       3,882     2,360
E01T                   $--                                     --    --       3,914     2,380
E01U                   $--                                     --    --          --        --
E01V                   $--                                     --    --      14,037     8,535
E01W                   $--                                     --    --         624       379
E01X                   $--                                     --    --       1,009       614

Standard Aero Proprietory - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                   Schedule A - ELIN Pricing Summary/Exhibit E

           FY 1999
-----------------------------
ELIN     Direct      Direct       Direct      Direct                                               Total
0004   Labor Hrs   Labor Rate   Labor Cost   Material   Sub-Cont   ODC   Overhead     G&A    COM   Price
----   ---------   ----------   ----------   --------   --------   ---   --------   ------   ---   -----
E01Y    [/\/\]         $--       [/\/\]                    --       --    15,760     9,583         [/\/\]
E01Z                   $--                                 --       --     3,727     2,226
E020                   $--                                 --       --     9,419     5,727
E021                   $--                                 --       --     6,757     4,106
E022                   $--                                 --       --    62,863    38,222
E023                   $--                                 --       --    64,526    39,234
E024                   $--                                 --       --       522       317
E025                   $--                                 --       --       153        93
E026                   $--                                 --       --        --        --
E027                   $--                                 --       --       142        86
E028                   $--                                 --       --       282       171
E029                   $--                                 --       --        70        43
E02A                   $--                                 --       --    28,239    17,170
E02B                   $--                                 --       --       493       300
E02C                   $--                                 --       --        --        --
E02D                   $--                                 --       --     1,467       892
E02E                   $--                                 --       --     3,666     2,229
E02F                   $--                                 --       --       249       152
E02G                   $--                                 --       --       747       454
E02H                   $--                                 --       --     3,368     2,048
E02J                   $--                                 --       --       747       454
E02K                   $--                                 --       --       374       228
E02L                   $--                                 --       --    21,555    13,106
E02M                   $--                                 --       --    18,476    11,234
E02N                   $--                                 --       --    23,507    14,293
E02P                   $--                                 --       --     9,238     5,617
E02Q                   $--                                 --       --       943       573
E02R                   $--                                 --       --       820       499
E02S                   $--                                 --       --       210       128
E02T                   $--                                 --       --       329       200
E02U                   $--                                 --       --     1,361       827
E02V                   $--                                 --       --        --        --
E02W                   $--                                 --       --       985       599
E02X                   $--                                 --       --     2,625     1,596
E02Y                   $--                                 --       --     2,058     1,251
E02Z                   $--                                 --       --     1,969     1,197
E030                   $--                                 --       --       374       228
E031                   $--                                 --       --       677       411
E032                   $--                                 --       --       627       382
E033                   $--                                 --       --       656       399
E034                   $--                                 --       --     1,691     1,028
E035                   $--                                 --       --       858       522
E036                   $--                                 --       --       820       499
E037                   $--                                 --       --       493       300
E038                   $--                                 --       --     1,990     1,210
E039                   $--                                 --       --       210       128
E03A                   $--                                 --       --     2,434     1,480
E03B                   $--                                 --       --     1,884     1,146
E03C                   $--                                 --       --     4,188     2,546
E03D                   $--                                 --       --    15,592     9,480
E03E                   $--                                 --       --       627       382
E03F                   $--                                 --       --     3,498     2,127
E03G                   $--                                 --       --     1,189       723
E03H                   $--                                 --       --    18,024    10,959
E03J                   $--                                 --       --     2,574     1,565
E03K                   $--                                 --       --     2,574     1,565
E0GL                   $--                                 --       --    25,289    15,377
E0GM                   $--                                 --       --    36,952    22,468
E0GN                   $--                                 --       --    11,754     7,146
E0GP                   $--                                 --       --       499       303
E0GQ                   $--                                 --       --       314       191
E0GR                   $--                                 --       --    10,189     6,195
E0GS                   $--                                 --       --     7,335     4,460
E0GT                   $--                                 --       --     4,137     2,515
E0GU                   $--                                 --       --       125        76

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                   Schedule A - ELIN Pricing Summary/Exhibit E

               FY 1999
------------------------------------
ELIN            Direct      Direct       Direct      Direct                                                          Total
0004          Labor Hrs   Labor Rate   Labor Cost   Material   Sub-Cont       ODC       Overhead      G&A      COM   Price
----          ---------   ----------   ----------   --------   --------   ----------   ---------   ---------   ---   -----
E0GV           [/\/\]       $   --      [/\/\]                       --           --      32,004      19,458         [/\/\]
E0GW                        $   --                                   --           --         815         495
E0GX                        $   --                                   --           --      14,430       8,774
E0GY                        $   --                                   --           --       1,075         654
E0GZ                        $   --                                   --           --       1,618         984
E0H0                        $   --                                   --           --         125          76
E0H1                        $   --                                   --           --       1,329         808
E0H2                        $   --                                   --           --       3,769       2,291
E0H3                        $   --                                   --           --       3,495       2,125
E0H4                        $   --                                   --           --       1,803       1,096
E0H5                        $   --                                   --           --         943         573
E0H6                        $   --                                   --           --       1,467         892
E0H7                        $   --                                   --           --       5,759       3,501
E0H8                        $   --                                   --           --       1,302         792
E0H9                        $   --                                   --           --         733         446
E0HA                        $   --                                   --           --         420         255
E0HB                        $   --                                   --           --         733         446
E0HC                        $   --                                   --           --       5,479       3,331
E0HD                        $   --                                   --           --       2,094       1,273
E0LV                        $   --                               92,000           --     488,314     296,907
E0LW                        $   --                              230,000           --   1,220,785     742,269
                            -----                               -------   ----------   ---------   ---------   ---
   151                          --                              883,200           --   4,254,204   2,586,668    --
                            -----                               -------   ----------   ---------   ---------   ---

Cost
Summary
-------
0004AA
Transition                                                           --   27,778,100          --          --    --
0004AC
Repair Ops
T-56                            --                              561,200           --   2,369,122   1,440,489    --
F-100
TF-39                       $   --                                   --           --          --          --    --
Fuel Accy                                                            --           --     175,984     107,003    --
T-56 2LM                                                        322,000           --   1,709,098   1,039,177    --
TF-39 2LM                   $   --                                   --           --          --          --    --
                            ------                              -------   ----------   ---------   ---------   ---
Totals                       30.61                              883,200           --   4,254,204   2,586,668    --
                            ======                              =======   ==========   =========   =========   ===

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                     Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                  Schedule A - ELIN Pricing Summary / Exhibit E

           FY 2000
-----------------------------
ELIN     Direct      Direct       Direct      Direct                                                     Total
0004   Labor Hrs   Labor Rate   Labor Cost   Material    Sub-Cont   ODC     Overhead      G&A      COM   Price
----   ---------   ----------   ----------   --------   ---------   ----   ---------   ---------   ---   -----
E001    [/\/\]         $--        [/\/\]                       --    --          965         658         [/\/\]
E002                   $--                                     --    --    2,109,245   1,438,622
E003                   $--                                     --    --       63,694      43,443
E004                   $--                                     --    --       76,124      51,921
E005                   $--                                     --    --      178,299     121,610
E006                   $--                                     --    --       41,241      28,129
E007                   $--                                     --    --       54,467      37,149
E008                   $--                                     --    --      202,835     138,344
E009                   $--                              1,186,800    --    1,811,527   1,235,562
E00A                   $--                                     --    --           --          --
E00B                   $--                                     --    --           --          --
E00C                   $--                                     --    --           --          --
E00D                   $--                                     --    --       23,807      16,238
E00E                   $--                                     --    --       47,930      32,691
E00F                   $--                                     --    --      256,769     175,131
E00G                   $--                                     --    --      101,479      69,214
E00H                   $--                                     --    --      181,487     123,784
E00J                   $--                                     --    --       49,662      33,872
E00K                   $--                                     --    --       56,716      38,683
E00L                   $--                                     --    --      250,259     170,690
E00M                   $--                                     --    --      108,662      74,113
E00N                   $--                                     --    --       52,001      35,468
E00P                   $--                                     --    --       32,189      21,955
E00Q                   $--                                     --    --       27,516      18,767
E00R                   $--                                     --    --       72,167      49,222
E00S                   $--                                     --    --       38,849      26,497
E00T                   $--                                     --    --       14,787      10,086
E00U                   $--                                     --    --       22,699      15,482
E00V                   $--                                     --    --       66,964      45,673
E00W                   $--                                     --    --       50,615      34,522
E00X                   $--                                     --    --       52,423      35,755
E00Y                   $--                                     --    --      220,833     150,620
E00Z                   $--                                     --    --       41,431      28,259
E010                   $--                                     --    --       32,616      22,246
E011                   $--                                     --    --       54,555      37,209
E012                   $--                                     --    --      148,078     100,997
E013                   $--                                     --    --      179,738     122,591
E014                   $--                                     --    --       10,707       7,303
E015                   $--                                     --    --      163,330     111,400
E016                   $--                                     --    --       72,453      49,423
EO17                   $--                                  9,200    --       37,893      25,845
EO18                   $--                                230,000    --      947,281     646,098
E019                   $--                                138,000    --      568,368     387,658
E01A                   $--                                138,000    --      568,368     387,658
E01B                   $--                                184,000    --      757,825     516,878
E01C                   $--                                     --    --      193,864     132,226
E01D                   $--                                     --    --       21,365      14,572
E01E                   $--                                 82,800    --      341,021     232,595
E01F                   $--                                     --    --       67,888      46,304
E01G                   $--                                     --    --       12,208       8,326
E01H                   $--                                 46,000    --      241,634     164,808
E01J                   $--                                     --    --       38,761      26,437
E01K                   $--                                     --    --        3,053       2,083
E01L                   $--                                     --    --      743,999     507,449
E01M                   $--                                     --    --       29,162      19,890
E01N                   $--                                     --    --      201,308     137,303
E01P                   $--                                     --    --        1,916       1,307
E01Q                   $--                                     --    --       18,882      12,879
E01R                   $--                                     --    --      245,506     167,449
E01S                   $--                                     --    --       23,172      15,805
E01T                   $--                                     --    --       23,012      15,695
E01U                   $--                                     --    --        1,041         710
E01V                   $--                                     --    --       86,887      59,262
E01W                   $--                                     --    --        2,898       1,977
E01X                   $--                                     --    --        2,085       1,422
E01Y                   $--                                     --    --       89,037      87,548
E01Z                   $--                                     --    --       23,064      15,731

Standard Aero Proprietory - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                   Schedule A - ELIN Pricing Summary/Exhibit E

           FY 2000
-----------------------------
ELIN     Direct      Direct       Direct      Direct                                                Total
0004   Labor Hrs   Labor Rate   Labor Cost   Material   Sub-Cont   ODC   Overhead     G&A     COM   Price
----   ---------   ----------   ----------   --------   --------   ---   --------   -------   ---   -----
E020    [/\/\]         $--        [/\/\]                   --       --     59,275    40,429         [/\/\]
E021                   $--                                 --       --     40,659    27,732
E022                   $--                                 --       --    391,490   267,018
E023                   $--                                 --       --    397,041   270,804
E024                   $--                                 --       --      4,296     2,930
E025                   $--                                 --       --      1,299       886
E026                   $--                                 --       --        219       150
EO27                   $--                                 --       --        983       670
EO28                   $--                                 --       --      1,530     1,043
E029                   $--                                 --       --        547       373
E02A                   $--                                 --       --    175,509   119,707
E02B                   $--                                 --       --      3,048     2,079
E02C                   $--                                 --       --        486       331
E02D                   $--                                 --       --      9,561     6,521
E02E                   $--                                 --       --     23,330    15,913
E02F                   $--                                 --       --      1,155       788
E02G                   $--                                 --       --      4,817     3,285
E02H                   $--                                 --       --     20,844    14,217
E02J                   $--                                 --       --      5,010     3,417
E02K                   $--                                 --       --      2,120     1,446
E02L                   $--                                 --       --    131,045    89,380
E02M                   $--                                 --       --    114,365    78,003
E02N                   $--                                 --       --    143,241    97,698
E02P                   $--                                 --       --     59,565    40,626
E02Q                   $--                                 --       --      5,832     3,978
E02R                   $--                                 --       --      5,335     3,639
E02S                   $--                                 --       --      1,459       995
E02T                   $--                                 --       --      2,033     1,386
E02U                   $--                                 --       --      8,426     5,747
E02V                   $--                                 --       --        386       263
E02W                   $--                                 --       --      6,095     4,157
E02X                   $--                                 --       --     16,001    10,914
E02Y                   $--                                 --       --     13,272     9,052
E02Z                   $--                                 --       --     12,954     8,835
E030                   $--                                 --       --      2,313     1,578
E031                   $--                                 --       --      4,013     2,737
E032                   $--                                 --       --      3,565     2,432
E033                   $--                                 --       --      3,811     2,599
E034                   $--                                 --       --     10,643     7,259
E035                   $--                                 --       --      5,308     3,621
E036                   $--                                 --       --      5,080     3,465
EO37                   $--                                 --       --      3,048     2,079
EO38                   $--                                 --       --     12,638     8,620
E039                   $--                                 --       --      1,135       774
E03A                   $--                                 --       --     15,817    10,788
E03B                   $--                                 --       --     12,152     8,288
E03C                   $--                                 --       --     26,088    17,794
E03D                   $--                                 --       --     97,343    66,393
E03E                   $--                                 --       --      3,726     2,541
E03F                   $--                                 --       --     22,424    15,294
E03G                   $--                                 --       --      7,356     5,017
E03H                   $--                                 --       --    115,558    78,817
E03J                   $--                                 --       --     17,931    12,230
E03K                   $--                                 --       --     13,948     9,513
E0GL                   $--                                 --       --    179,346   122,324
E0GM                   $--                                 --       --    319,270   217,760
E0GN                   $--                                 --       --    445,638   303,950
E0GP                   $--                                 --       --      3,469     2,368
E0GQ                   $--                                 --       --      1,781     1,215
E0GR                   $--                                 --       --     44,274    30,197
E0GS                   $--                                 --       --     58,751    38,107
E0GT                   $--                                 --       --     29,378    20,038
E0GU                   $--                                 --       --      1,155       788
E0GV                   $--                                 --       --    213,094   145,342
E0GW                   $--                                 --       --      5,361     3,658
E0GX                   $--                                 --       --    112,701    78,888
E0GY                   $--                                 --       --      5,850     4,672

Standard Aero Proprietory - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                  Schedule A - ELIN Pricing Summary / Exhibit E

              FY 2000
-----------------------------------
ELIN           Direct      Direct       Direct      Direct                                                      Total
0004         Labor Hrs   Labor Rate   Labor cost   Material    Sub-Cont   ODC    Overhead        G&A      COM   Price
----         ---------   ----------   ----------   --------   ---------   ---   ----------   ----------   ---   -----
E0GZ          [/\/\]       $   --       [/\/\]                       --    --        9,634        6,571         [/\/\]
E0HO                       $   --                                    --    --          962          656
E0H1                       $   --                                    --    --        8,812        6,010
E0H2                       $   --                                    --    --       22,359       15,250
E0H3                       $   --                                    --    --       21,807       14,873
E0H4                       $   --                                    --    --       12,734        8,685
E0H5                       $   --                                    --    --        5,510        3,758
E0H6                       $   --                                    --    --        7,777        5,304
E0H7                       $   --                                    --    --       37,267       25,418
E0H8                       $   --                                    --    --        8,461        5,771
E0H9                       $   --                                    --    --        4,212        2,873
E0HA                       $   --                                    --    --        2,270        1,548
E0HB                       $   --                                    --    --        4,051        2,763
E0HC                       $   --                                    --    --       35,453       24,181
E0HD                       $   --                                    --    --       20,578       14,036
E0LV                       $   --                               487,600    --    4,005,063    2,731,674
E0LW                       $   --                             1,094,800    --    8,992,498    6,133,379
                                                              ---------   ---   ----------   ----------   ---
   151                                                        3,597,200    --   28,936,270   19,736,130    --
                                                              ---------   ---   ----------   ----------   ---

Cost
Summary
-------
0004AA
Transition
0004AC
Repair Ops
T-56                           --                             2,014,800    --   14,317,755    9,765,498    --
F-100
TF-39                      $   --                                    --    --           --           --    --
Fuel Accy                                                            --    --    1,620,953    1,105,580    --
T-56 2LM                                                      1,582,400    --   12,997,561    8,865,053    --
TF-39 2LM                  $   --                                    --    --           --           --    --
                           ------                             ---------   ---   ----------   ----------   ---
Totals                      14,33                             3,597,200    --   28,936,270   19,736,130    --
                           ======                             =========   ===   ==========   ==========   ===

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                  Schedule A - ELIN Pricing Summary / Exhibit E

           FY 2001
-----------------------------
ELIN     Direct      Direct       Direct      Direct                                                      Total
0004   Labor Hrs   Labor Rate   Labor cost   Material    Sub-Cont   ODC    Overhead        G&A      COM   Price
----   ---------   ----------   ----------   --------   ---------   ---   ----------   ----------   ---   -----
E001    [/\/\]         $--        [/\/\]                       --    --          695          471         [/\/\]
E002                   $--                                     --    --    1,491,596    1,009,500
E003                   $--                                     --    --       48,754       32,996
E004                   $--                                     --    --       58,035       39,278
E005                   $--                                     --    --      135,906       91,980
E006                   $--                                     --    --       31,384       21,240
E007                   $--                                     --    --       45,779       30,983
E008                   $--                                     --    --      158,301      107,137
E009                   $--                              1,131,600    --    1,244,348      842,164
E00A                   $--                                     --    --           --           --
E00B                   $--                                     --    --           --           --
E00C                   $--                                     --    --           --           --
E00D                   $--                                     --    --       18,375       12,436
E00E                   $--                                     --    --       36,053       24,400
E00F                   $--                                     --    --      179,843      121,716
E00G                   $--                                     --    --       77,588       52,511
E00H                   $--                                     --    --      125,299       84,801
E00J                   $--                                     --    --       37,566       25,424
E00K                   $--                                     --    --       43,263       29,280
E00L                   $--                                     --    --      172,595      116,811
E00M                   $--                                     --    --       82,932       56,127
E00N                   $--                                     --    --       39,734       26,892
E00P                   $--                                     --    --       24,587       16,640
E00Q                   $--                                     --    --       20,802       14,079
E00R                   $--                                     --    --       55,218       37,371
E00S                   $--                                     --    --       29,726       20,118
E00T                   $--                                     --    --       15,817       10,705
E00U                   $--                                     --    --       17,313       11,717
E00V                   $--                                     --    --       48,242       32,650
E00W                   $--                                     --    --       38,737       26,217
E00X                   $--                                     --    --       40,027       27,090
E00Y                   $--                                     --    --       79,645       53,903
E00Z                   $--                                     --    --       31,594       21,383
E010                   $--                                     --    --       24,926       16,870
E011                   $--                                     --    --       41,561       28,128
E012                   $--                                     --    --      131,336       88,887
E013                   $--                                     --    --      137,610       93,133
E014                   $--                                     --    --        8,308        5,623
E015                   $--                                     --    --      124,869       84,510
E016                   $--                                     --    --       55,351       37,461
E017                   $--                                  9,200    --       27,298       18,475
E018                   $--                                220,800    --      655,136      443,390
E019                   $--                                138,000    --      409,460      277,119
E01A                   $--                                138,000    --      409,460      277,119
E01B                   $--                                156,400    --      464,054      314,068
E01C                   $--                                     --    --      100,557       68,056
E01D                   $--                                     --    --       12,092        8,184
E01E                   $--                                128,800    --      382,163      258,645
E01F                   $--                                     --    --       43,474       29,423
E01G                   $--                                     --    --        6,597        4,465
E01H                   $--                                 46,000    --      174,076      117,813
E01J                   $--                                     --    --       22,341       15,120
E01K                   $--                                     --    --        2,200        1,489
E01L                   $--                                     --    --      519,239      351,416
E01M                   $--                                     --    --       21,009       14,219
E01N                   $--                                     --    --       68,037       46,047
E01P                   $--                                     --    --          636          431
E01Q                   $--                                     --    --        6,182        4,184
E01R                   $--                                     --    --       83,652       56,615
E01S                   $--                                     --    --        8,038        5,440
E01T                   $--                                     --    --        7,853        5,315
E01U                   $--                                     --    --          750          508
E01V                   $--                                     --    --       29,679       20,087
E01W                   $--                                     --    --        1,393          943
E01X                   $--                                     --    --          750          508

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                       Confidential-Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                   Schedule A - ELIN Pricing Summary/Exhibit E

            FY2001
-----------------------------
ELIN     Direct      Direct       Direct      Direct                                                Total
0004   Labor Hrs   Labor Rate   Labor Cost   Material   Sub-Cont   ODC   Overhead     G&A     COM   Price
----   ---------   ----------   ----------   --------   --------   ---   --------   -------   ---   -----
E01Y    [/\/\]         $--        [/\/\]                   --       --     33,543    22,702          [/\/\]
E01Z                   $--                                 --       --      7,714     5,221
E020                   $--                                 --       --     20,069    13,583
E021                   $--                                 --       --     13,809     9,346
E022                   $--                                 --       --    132,922    89,961
E023                   $--                                 --       --    135,309    91,576
E024                   $--                                 --       --      3,095     2,095
E025                   $--                                 --       --        936       633
E026                   $--                                 --       --        158       107
E027                   $--                                 --       --        708       479
E028                   $--                                 --       --        472       319
E029                   $--                                 --       --        394       267
E02A                   $--                                 --       --     59,919    40,553
E02B                   $--                                 --       --      2,195     1,486
E02C                   $--                                 --       --        350       237
E02D                   $--                                 --       --      3,268     2,212
E02E                   $--                                 --       --      7,950     5,380
E02F                   $--                                 --       --        417       282
E02G                   $--                                 --       --      1,667     1,128
E02H                   $--                                 --       --      7,132     4,827
E02J                   $--                                 --       --      1,667     1,128
E02K                   $--                                 --       --        693       469
E02L                   $--                                 --       --     51,495    34,851
E02M                   $--                                 --       --     37,762    25,557
E02N                   $--                                 --       --     49,139    33,257
E02P                   $--                                 --       --     20,598    13,941
E02Q                   $--                                 --       --      1,985     1,343
E02R                   $--                                 --       --      1,829     1,238
E02S                   $--                                 --       --        468       317
E02T                   $--                                 --       --        731       495
E02U                   $--                                 --       --      2,802     1,897
E02V                   $--                                 --       --        278       188
E02W                   $--                                 --       --      2,012     1,362
E02X                   $--                                 --       --      5,489     3,715
E02Y                   $--                                 --       --      4,589     3,106
E02Z                   $--                                 --       --      4,391     2,972
E030                   $--                                 --       --        832       563
E031                   $--                                 --       --      1,382       935
E032                   $--                                 --       --      1,167       790
E033                   $--                                 --       --      1,098       743
E034                   $--                                 --       --      3,645     2,467
E035                   $--                                 --       --      1,721     1,165
E036                   $--                                 --       --      1,648     1,115
E037                   $--                                 --       --      1,098       743
E038                   $--                                 --       --      4,319     2,923
E039                   $--                                 --       --        350       237
E03A                   $--                                 --       --      5,426     3,672
E03B                   $--                                 --       --      4,085     2,765
E03C                   $--                                 --       --      8,870     6,003
E03D                   $--                                 --       --     33,093    22,397
E03E                   $--                                 --       --      1,283       868
E03F                   $--                                 --       --      7,242     4,901
E03G                   $--                                 --       --      2,429     1,644
E03H                   $--                                 --       --     40,189    27,200
E03J                   $--                                 --       --      5,742     3,886
E03K                   $--                                 --       --      4,307     2,915
E0GL                   $--                                 --       --    127,950    86,595
E0GM                   $--                                 --       --    242,023   163,799
E0GN                   $--                                 --       --    309,579   209,521
E0GP                   $--                                 --       --      2,499     1,691
E0GQ                   $--                                 --       --      1,283       868
E0GR                   $--                                 --       --     37,859    25,622
E0GS                   $--                                 --       --     37,477    25,364
E0GT                   $--                                 --       --     22,789    15,424
E0GU                   $--                                 --       --        832       563

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                       Confidential-Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                   Schedule A - ELIN Pricing Summary/Exhibit E

               FY2001
-----------------------------------
ELIN           Direct      Direct       Direct      Direct                                                      Total
0004         Labor Hrs   Labor Rate   Labor Cost   Material    Sub-Cont   ODC    Overhead        G&A      COM   Price
----------   ---------   ----------   ----------   --------   ---------   ---   ---------    ----------   ---   -----
E0GV          [/\/\]       $   --       [/\/\]                       --    --      168,155      113,806         [/\/\]
E0GW                       $   --                                    --    --        4,088        2,766
E0GX                       $   --                                    --    --       76,164       51,547
E0GY                       $   --                                    --    --        5,257        3,558
E0GZ                       $   --                                    --    --        7,080        4,791
E0H0                       $   --                                    --    --          832          563
E0H1                       $   --                                    --    --        6,559        4,439
E0H2                       $   --                                    --    --       18,211       12,325
E0H3                       $   --                                    --    --       17,218       11,653
E0H4                       $   --                                    --    --        9,928        6,719
E0H5                       $   --                                    --    --        3,970        2,687
E0H6                       $   --                                    --    --        5,603        3,792
E0H7                       $   --                                    --    --       28,367       19,198
E0H8                       $   --                                    --    --        5,514        3,732
E0H9                       $   --                                    --    --        3,502        2,370
E0HA                       $   --                                    --    --        1,751        1,185
E0HB                       $   --                                    --    --        3,152        2,133
E0HC                       $   --                                    --    --       27,069       18,320
E0HD                       $   --                                    --    --        8,521        5,767
E0LV                       $   --                               515,200    --    3,048,618    2,063,279
E0LW                       $   --                             1,122,400    --    6,641,633    4,495,002
                                                              ---------   ---   ----------   ----------   ---
   151                                                        3,606,400    --   20,031,201   13,556,949    --
                                                              ---------   ---   ----------   ----------   ---

Cost
Summary
-------
0004AA
Transition
0004AC
Repair Ops
T-56                           --                             1,968,800    --    9,157,719    6,197,868    --
F-100
TF-39                      $   --                                    --    --           --           --    --
Fuel Accy                                                            --    --    1,183,230      800,800    --
T-56 2LM                                                      1,637,600    --    9,690,251    6,558,281    --
TF-39 2LM                  $   --                                    --    --           --           --    --
                           ------                             ---------   ---   ----------   ----------   ---
Totals                      25.67                             3,606,400    --   20,031,201   13,556,949    --
                           ======                             =========   ===   ==========   ==========   ===

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                  Schedule A - ELIN Pricing Summary / Exhibit E

           FY 2002
-----------------------------
ELIN                 Direct       Direct      Direct                                                     Total
0004   Labor Hrs   Labor Rate   Labor Cost   Material    Sub-Cont   ODC    Overhead       G&A      COM   Price
----   ---------   ----------   ----------   --------   ---------   ---   ----------   ---------   ---   -----
E001    [/\/\]         $--        [/\/\]                       --    --          685         471         [/\/\]
E002                   $--                                     --    --    1,491,596   1,009,500
E003                   $--                                     --    --       48,754      32,896
E004                   $--                                     --    --       58,035      39,278
E004                   $--                                     --    --      135,906      81,980
E006                   $--                                     --    --       31,384      21,240
E007                   $--                                     --    --       45,779      30,983
E008                   $--                                     --    --      158,301     107,137
E009                   $--                              1,131,600    --    1,244,348     842,164
E00A                   $--                                     --    --           --          --
E00B                   $--                                     --    --           --          --
E00C                   $--                                     --    --           --          --
E00D                   $--                                     --    --       18,375      12,436
E00E                   $--                                     --    --       36,053      24,400
E00F                   $--                                     --    --      179,843     121,716
E00G                   $--                                     --    --       77,588      52,511
E00H                   $--                                     --    --      125,299      84,801
E00J                   $--                                     --    --       37,566      25,424
E00K                   $--                                     --    --       43,263      29,280
E00L                   $--                                     --    --      172,595     116,811
E00M                   $--                                     --    --       82,932      56,127
E00N                   $--                                     --    --       39,734      26,892
E00P                   $--                                     --    --       24,587      16,640
E00Q                   $--                                     --    --       20,802      14,079
E00R                   $--                                     --    --       55,218      37,371
E00S                   $--                                     --    --       29,726      20,118
E00T                   $--                                     --    --       15,817      10,705
E00U                   $--                                     --    --       17,313      11,717
E00V                   $--                                     --    --       48,242      32,650
E00W                   $--                                     --    --       38,737      26,217
E00X                   $--                                     --    --       40,027      27,090
E00Y                   $--                                     --    --       79,645      53,903
E00Z                   $--                                     --    --       31,594      21,383
E010                   $--                                     --    --       24,926      16,870
E011                   $--                                     --    --       41,561      28,128
E012                   $--                                     --    --      131,336      88,887
E013                   $--                                     --    --      137,610      93,133
E014                   $--                                     --    --        8,308       5,623
E015                   $--                                     --    --      124,869      84,510
E016                   $--                                     --    --       55,351      37,481
E017                   $--                                  9,200    --       27,298      18,475
E018                   $--                                220,800    --      655,136     443,390
E019                   $--                                138,000    --      409,460     277,119
E01A                   $--                                138,000    --      409,460     277,119
E01B                   $--                                156,400    --      464,054     314,068
E01C                   $--                                     --    --      100,557      68,056
E01D                   $--                                     --    --       12,092       8,184
E01E                   $--                                128,800    --      382,163     258,645
E01F                   $--                                     --    --       43,474      29,423
E01G                   $--                                     --    --        6,597       4,465
E01H                   $--                                 46,000    --      174,076     117,813
E01J                   $--                                     --    --       22,341      15,120
E01K                   $--                                     --    --        2,200       1,489
E01L                   $--                                     --    --      519,239     351,416
E01M                   $--                                     --    --       21,009      14,219
E01N                   $--                                     --    --       68,037      46,047
E01P                   $--                                     --    --          636         431
E01Q                   $--                                     --    --        6,182       4,184
E01R                   $--                                     --    --       83,652      56,615
E01S                   $--                                     --    --        8,038       5,440
E01T                   $--                                     --    --        7,853       5,315
E01U                   $--                                     --    --          750         508
E01V                   $--                                     --    --       29,679      20,087
E01W                   $--                                     --    --        1,393         943
E01X                   $--                                     --    --          750         508

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                  Schedule A - ELIN Pricing Summary / Exhibit E

           FY 2002
-----------------------------
ELIN                 Direct       Direct      Direct                                                     Total
0004   Labor Hrs   Labor Rate   Labor Cost   Material    Sub-Cont   ODC    Overhead       G&A      COM   Price
----   ---------   ----------   ----------   --------   ---------   ---   ----------   ---------   ---   -----
E01Y    [/\/\]         $--        [/\/\]                    --       --       33,543      22,702         [/\/\]
E01Z                   $--                                  --       --        7,714       5,221
E020                   $--                                  --       --       20,069      13,583
E021                   $--                                  --       --       13,809       9,346
E022                   $--                                  --       --      132,922      89,961
E023                   $--                                  --       --      135,309      91,576
E024                   $--                                  --       --        3,095       2,095
E025                   $--                                  --       --          936         633
E026                   $--                                  --       --          158         107
E027                   $--                                  --       --          708         479
E028                   $--                                  --       --          472         319
E029                   $--                                  --       --          394         267
E02A                   $--                                  --       --       59,919      40,553
E02B                   $--                                  --       --        2,195       1,486
E02C                   $--                                  --       --          350         237
E02D                   $--                                  --       --        3,268       2,212
E02E                   $--                                  --       --        7,950       5,380
E02F                   $--                                  --       --          417         282
E02G                   $--                                  --       --        1,667       1,128
E02H                   $--                                  --       --        7,132       4,827
E02J                   $--                                  --       --        1,667       1,128
E02K                   $--                                  --       --          693         469
E02L                   $--                                  --       --       51,495      34,851
E02M                   $--                                  --       --       37,762      25,557
E02N                   $--                                  --       --       49,139      33,257
E02P                   $--                                  --       --       20,598      13,941
E02Q                   $--                                  --       --        1,985       1,343
E02R                   $--                                  --       --        1,829       1,238
E02S                   $--                                  --       --          468         317
E02T                   $--                                  --       --          731         495
E02U                   $--                                  --       --        2,802       1,897
E02V                   $--                                  --       --          278         188
E02W                   $--                                  --       --        2,012       1,362
E02X                   $--                                  --       --        5,489       3,715
E02Y                   $--                                  --       --        4,589       3,106
E02Z                   $--                                  --       --        4,391       2,972
E030                   $--                                  --       --          832         563
E031                   $--                                  --       --        1,382         935
E032                   $--                                  --       --        1,167         790
E033                   $--                                  --       --        1,098         743
E034                   $--                                  --       --        3,645       2,467
E035                   $--                                  --       --        1,721       1,165
E036                   $--                                  --       --        1,648       1,115
E037                   $--                                  --       --        1,098         743
E038                   $--                                  --       --        4,319       2,923
E039                   $--                                  --       --          350         237
E03A                   $--                                  --       --        5,426       3,672
E03B                   $--                                  --       --        4,085       2,765
E03C                   $--                                  --       --        8,870       6,003
E03D                   $--                                  --       --       33,093      22,397
E03E                   $--                                  --       --        1,283         868
E03F                   $--                                  --       --        7,242       4,901
E03G                   $--                                  --       --        2,429       1,644
E03H                   $--                                  --       --       40,189      27,200
E03J                   $--                                  --       --        5,742       3,886
E03K                   $--                                  --       --        4,307       2,915
E0GL                   $--                                  --       --      127,950      86,595
E0GM                   $--                                  --       --      242,023     163,799
E0GN                   $--                                  --       --      309,579     209,521
E0GP                   $--                                  --       --        2,499       1,691
E0GQ                   $--                                  --       --        1,283         868
E0GR                   $--                                  --       --       37,859      25,822
E0GS                   $--                                  --       --       37,477      25,364
E0GT                   $--                                  --       --       22,789      15,424
E0GU                   $--                                  --       --          832         563

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                       Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
              Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                   Schedule A - ELIN Pricing Summary/Exhibit E

             FY2002
-------------------------------
ELIN         Labor     Direct       Direct      Direct                                                      Total
0004          Hrs    Labor Rate   Labor Cost   Material    Sub-Cont   ODC    Overhead        G&A      COM   Price
----------   -----   ----------   ----------   --------   ---------   ---   ----------   ----------   ---   -----
E0GV        [/\/\]       $--        [/\/\]                       --    --      168,156      113,806         [/\/\]
E0GW                     $--                                     --    --        4,088        2,766
E0GX                     $--                                     --    --       76,164       51,547
E0GY                     $--                                     --    --        5,257        3,558
E0GZ                     $--                                     --    --        7,080        4,791
E0H0                     $--                                     --    --          832          563
E0H1                     $--                                     --    --        6,559        4,439
E0H2                     $--                                     --    --       18,211       12,325
E0H3                     $--                                     --    --       17,218       11,653
E0H4                     $--                                     --    --        9,928        6,718
E0H5                     $--                                     --    --        3,970        2,687
E0H6                     $--                                     --    --        5,603        3,792
E0H7                     $--                                     --    --       28,367       19,198
E0H8                     $--                                     --    --        5,514        3,732
E0H9                     $--                                     --    --        3,502        2,370
E0HA                     $--                                     --    --        1,751        1,185
E0HB                     $--                                     --    --        3,152        2,133
E0HC                     $--                                     --    --       27,069       18,320
E0HD                     $--                                     --    --        8,521        5,767
E0LV                     $--                                515,200    --    3,048,618    2,063,279
E0LW                     $--                              1,122,400    --    6,641,633    4,495,002
                                                          ---------   ---   ----------   ----------
   151                                                    3,606,400    --   20,031,201   13,556,949
                                                          ---------   ---   ----------   ----------

Cost
Summary
-------
0004AA
Transition
0004AC
Repair Ops
T-56
F-100
TF-39
Fuel Accy
T-56 2LM
TF-39 2LM
Totals

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                       Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
              Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                   Schedule A - ELIN Pricing Summary/Exhibit E

            FY2003
-----------------------------
ELIN     Direct      Direct       Direct      Direct                                                    Total
0004   Labor Hrs   Labor Rate   Labor Cost   Material    Sub-Cont   ODC    Overhead       G&A     COM   Price
----   ---------   ----------   ----------   --------   ---------   ---   ---------   ---------   ---   -----
E001    [/\/\]         $--        [/\/\]                       --    --         695         471         [/\/\]
E002                   $--                                     --    --   1,491,596   1,009,500
E003                   $--                                     --    --      48,754      32,996
E004                   $--                                     --    --      58,035      39,278
E005                   $--                                     --    --     135,906      91,980
E006                   $--                                     --    --      31,384      21,240
E007                   $--                                     --    --      45,779      30,983
E008                   $--                                     --    --     158,301     107,137
E009                   $--                              1,131,600    --   1,244,348     842,164
E00A                   $--                                     --    --          --          --
E00B                   $--                                     --    --          --          --
E00C                   $--                                     --    --          --          --
E00D                   $--                                     --    --      18,375      12,436
E00E                   $--                                     --    --      36,053      24,400
E00F                   $--                                     --    --     179,843     121,716
E00G                   $--                                     --    --      77,588      52,511
E00H                   $--                                     --    --     125,299      84,801
E00J                   $--                                     --    --      37,566      25,424
E00K                   $--                                     --    --      43,263      29,280
E00L                   $--                                     --    --     172,595     116,811
E00M                   $--                                     --    --      82,932      56,127
E00N                   $--                                     --    --      39,734      26,892
E00P                   $--                                     --    --      24,587      16,640
E00Q                   $--                                     --    --      20,802      14,079
E00R                   $--                                     --    --      55,218      37,371
E00S                   $--                                     --    --      29,726      20,118
E00T                   $--                                     --    --      15,817      10,705
E00U                   $--                                     --    --      17,313      11,717
E00V                   $--                                     --    --      48,242      32,650
E00W                   $--                                     --    --      38,737      26,217
E00X                   $--                                     --    --      40,027      27,090
E00Y                   $--                                     --    --      79,645      53,903
E00Z                   $--                                     --    --      31,594      21,383
E010                   $--                                     --    --      24,926      16,870
E011                   $--                                     --    --      41,561      28,128
E012                   $--                                     --    --     131,336      88,887
E013                   $--                                     --    --     137,610      93,133
E014                   $--                                     --    --       8,308       5,623
E015                   $--                                     --    --     124,869      84,510
E016                   $--                                     --    --      55,351      37,461
E017                   $--                                  9,200    --      27,298      18,475
E018                   $--                                220,800    --     655,136     443,390
E019                   $--                                138,000    --     409,460     277,119
E01A                   $--                                138,000    --     409,460     277,119
E01B                   $--                                156,400    --     464,054     314,068
E01C                   $--                                     --    --     100,557      68,056
E01D                   $--                                     --    --      12,092       8,184
E01E                   $--                                128,800    --     382,163     258,645
E01F                   $--                                     --    --      43,474      29,423
E01G                   $--                                     --    --       6,597       4,465
E01H                   $--                                 46,000    --     174,076     117,813
E01J                   $--                                     --    --      22,341      15,120
E01K                   $--                                     --    --       2,200       1,489
E01L                   $--                                     --    --     519,239     351,416
E01M                   $--                                     --    --      21,009      14,219
E01N                   $--                                     --    --      68,037      46,047
E01P                   $--                                     --    --         636         431
E01Q                   $--                                     --    --       6,182       4,184
E01R                   $--                                     --    --      83,652      56,615
E01S                   $--                                     --    --       8,038       5,440
E01T                   $--                                     --    --       7,853       5,315
E01U                   $--                                     --    --         750         508
E01V                   $--                                     --    --      29,679      20,087
E01W                   $--                                     --    --       1,393         943
E01X                   $--                                     --    --         750         508

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                  Schedule A - ELIN Pricing Summary / Exhibit E

            FY 2003
-----------------------------
ELIN     Direct      Direct       Direct      Direct                                                Total
0004   Labor Hrs   Labor Rate   Labor Cost   Material   Sub-Cont   ODC   Overhead     G&A     COM   Price
----   ---------   ----------   ----------   --------   --------   ---   --------   -------   ---   -----
E01Y    [/\/\]         $--        [/\/\]                   --       --     33,543    22,702         [/\/\]
E01Z                   $--                                 --       --      7,714     5,221
E020                   $--                                 --       --     20,069    13,583
E021                   $--                                 --       --     13,809     9,346
E022                   $--                                 --       --    132,922    89,961
E023                   $--                                 --       --    135,309    91,576
E024                   $--                                 --       --      3,095     2,095
E025                   $--                                 --       --        936       633
E026                   $--                                 --       --        158       107
E027                   $--                                 --       --        708       479
E028                   $--                                 --       --        472       319
E029                   $--                                 --       --        394       267
E02A                   $--                                 --       --     59,919    40,553
E02B                   $--                                 --       --      2,195     1,486
E02C                   $--                                 --       --        350       237
E02D                   $--                                 --       --      3,268     2,212
E02E                   $--                                 --       --      7,950     5,380
E02F                   $--                                 --       --        417       282
E02G                   $--                                 --       --      1,667     1,128
E02H                   $--                                 --       --      7,132     4,827
E02J                   $--                                 --       --      1,667     1,128
E02K                   $--                                 --       --        693       469
E02L                   $--                                 --       --     51,495    34,851
E02M                   $--                                 --       --     37,762    25,557
E02N                   $--                                 --       --     49,139    33,257
E02P                   $--                                 --       --     20,598    13,941
E02Q                   $--                                 --       --      1,985     1,343
E02R                   $--                                 --       --      1,829     1,238
E02S                   $--                                 --       --        468       317
E02T                   $--                                 --       --        731       495
E02U                   $--                                 --       --      2,802     1,897
E02V                   $--                                 --       --        278       188
E02W                   $--                                 --       --      2,012     1,362
E02X                   $--                                 --       --      5,489     3,715
E02Y                   $--                                 --       --      4,589     3,106
E02Z                   $--                                 --       --      4,391     2,972
E030                   $--                                 --       --        832       563
E031                   $--                                 --       --      1,382       935
E032                   $--                                 --       --      1,167       790
E033                   $--                                 --       --      1,098       743
E034                   $--                                 --       --      3,645     2,467
E035                   $--                                 --       --      1,721     1,165
E036                   $--                                 --       --      1,648     1,115
E037                   $--                                 --       --      1,098       743
E038                   $--                                 --       --      4,319     2,293
E039                   $--                                 --       --        350       237
E03A                   $--                                 --       --      5,426     3,672
E03B                   $--                                 --       --      4,085     2,765
E03C                   $--                                 --       --      8,870     6,003
E03D                   $--                                 --       --     33,093    22,397
E03E                   $--                                 --       --      1,283       868
E03F                   $--                                 --       --      7,242     4,901
E03G                   $--                                 --       --      2,429     1,644
E03H                   $--                                 --       --     40,189    27,200
E03J                   $--                                 --       --      5,742     3,886
E03K                   $--                                 --       --      4,307     2,915
E0GL                   $--                                 --       --    127,950    86,595
E0GM                   $--                                 --       --    242,023   163,799
E0GN                   $--                                 --       --    309,579   209,521
E0GP                   $--                                 --       --      2,499     1,691
E0GQ                   $--                                 --       --      1,283       868
E0GR                   $--                                 --       --     37,659    25,822
E0GS                   $--                                 --       --     37,477    25,364
E0GT                   $--                                 --       --     22,789    15,424
E0GU                   $--                                 --       --        832       563

Standard Aero Proprietory - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                  Schedule A - ELIN Pricing Summary / Exhibit E

               FY 2003
-----------------------------------
ELIN           Direct      Direct       Direct      Direct                                                      Total
0004         Labor Hrs   Labor Rate   Labor Cost   Material    Sub-Cont   ODC    Overhead        G&A      COM   Price
----         ---------   ----------   ----------   --------   ---------   ---   ----------   ----------   ---   -----
E0GV          [/\/\]         $--        [/\/\]                       --    --      168,155      113,806         [/\/\]
E0GW                         $--                                     --    --        4,088        2,766
E0GX                         $--                                     --    --       76,164       51,547
E0GY                         $--                                     --    --        5,257        3,558
E0GZ                         $--                                     --    --        7,080        4,791
E0H0                         $--                                     --    --          832          563
E0H1                         $--                                     --    --        6,559        4,439
E0H2                         $--                                     --    --       18,211       12,325
E0H3                         $--                                     --    --       17,218       11,653
E0H4                         $--                                     --    --        9,928        6,719
E0H5                         $--                                     --    --        3,970        2,687
E0H6                         $--                                     --    --        5,603        3,792
E0H7                         $--                                     --    --       28,367       19,198
E0H8                         $--                                     --    --        5,514        3,732
E0H9                         $--                                     --    --        3,502        2,370
E0HA                         $--                                     --    --        1,751        1,185
E0HB                         $--                                     --    --        3,152        2,133
E0HC                         $--                                     --    --       27,069       18,320
E0HD                         $--                                     --    --        8,521        5,767
E0HV                         $--                                515,200    --    3,048,618    2,063,279
E0HW                         $--                              1,122,400    --    6,641,633    4,495,002
                                                              ---------   ---   ----------   ----------
   151                                                        3,606,400    --   20,031,201   13,556,949
                                                              ---------   ---   ----------   ----------

Cost
Summary
----------
0004AA
Transition
0004AC
Repair Ops
T-56
F-100
TF-39
Fuel Accy
T-58 2LM
TF-39 2LM
Totals

Standard Aero Proprietory - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                        Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                        ELIN Pricing Summary / Exhibit E

ELIN
0004   ELIN   NOUN   NSN   FY99 UP   FY00 UP   FY01 UP   FY02 UP
----   ----   ----   ---   -------   -------   -------   -------
E001   E001  [/\/\] [/\/\]   2,015     2,094     2,015     2,015
E002   E002                 10,174    10,804    10,174    10,174
E003   E003                  4,151     4,313     4,151     4,151
E004   E004                  1,541     1,002     1,541     1,541
E005   E005                    617       841       617       617
E006   E006                  1,211     1,259     1,211     1,211
E007   E007                 18,934    19,872    18,934    18,934
E008   E008                 17,027    18,314    17,627    17,627
E009   E009                 38,489    39,990    38,480    38,480
E00A   E00A                     --        --        --        --
E00B   E00B                     --        --        --        --
E00C   E00C                     --        --        --        --
E00D   E00D                    887       921       887       887
E00E   E00E                  1,470     1,527     1,470     1,470
E00F   E00F                  4,959     5,152     4,959     4,959
E00G   E00G                    590       813       590       590
E00H   E00H                  5,257     5,462     5,257     5,257
E00J   E00J                  1,726     1,794     1,726     1,726
E00K   E00K                    633       857       633       633
E00L   E00L                  3,183     3,307     3,183     3,183
E00M   E00M                    538       559       538       538
E00N   E00N                  1,096     1,136     1,096     1,096
E00P   E00P                    809       840       809       809
E00Q   E00Q                    709       738       709       709
E00R   E00R                    203       211       203       203
E00S   E00S                    168       174       168       168
E00T   E00T                    935       971       935       935
E00U   E00U                    557       579       557       557
EO0V   EO0V                  1,293     1,344     1,293     1,293
EO0W   EO0W                    253       263       253       253
E00X   E00X                    935       971       935       935
E00Y   E00Y                    576       599       576       576
E00Z   E00Z                    480       478       480       480
E010   E010                    480       478       480       480
E011   E011                  1,308     1,359     1,308     1,308
E012   E012                    253       263       253       253
E013   E013                  1,470     1,527     1,470     1,470
E014   E014                  1,718     1,785     1,718     1,718
E015   E015                  2,317     2,408     2,317     2,317
E016   E016                    253       203       253       253
E017   E017                 88,229    91,670    88,229    88,229
E018   E018                 88,229    91,670    88,229    88,229
E019   E019                 88,229    91,670    88,229    88,229
E01A   E01A                 88,229    91,670    88,229    88,229
E01B   E01B                 88,229    91,670    88,229    88,229
E01C   E01C                 16,174    16,804    16,174    16,174
E01D   E01D                  3,183     3,307     3,183     3,183
E01E   E01E                 88,229    91,670    88,229    88,229
E01F   E01F                 15,733    16,340    15,733    15,733
E01G   E01G                  3,183     3,307     3,183     3,183
E01H   E01H                109,994   114,283   109,994   109,994
E01J   E01J                 16,169    16,800    16,169    16,169
E01K   E01K                  3,183     3,307     3,183     3,183
E01L   E01L                 48,492    50,383    48,492    48,492
E01M   E01M                 20,273    21,084    20,273    20,273
E01N   E01N                  5,183     5,386     5,183     5,183
E01P   E01P                    154       100       154       154
E01Q   E01Q                  1,790     1,560     1,790     1,790
E01R   E01R                  6,920     7,189     6,920     6,920
E01S   E01S                  1,790     1,860     1,790     1,790
E01T   E01T                  1,283     1,312     1,283     1,283
E01U   E01U                  1,087     1,129     1,087     1,087
E01V   E01V                  1,562     1,823     1,562     1,562
E01W   E01W                  2,016     2,094     2,016     2,016
E01X   E01X                  1,087     1,129     1,087     1,087
E01Y   E01Y                  1,541     1,602     1,541     1,541
E01Z   E01Z                  1,718     1,785     1,718     1,718
E020   E020                    576       702       678       678
E021   E021                  1,211     1,259     1,211     1,211
E022   E022                    617       841       617       617
E023   E023                  4,950     5,152     4,950     4,950
E024   E024                    280       291       280       280
E025   E025                    123       126       123       123
E026   E026                    225       237       226       226
E027   E027                    225       237       226       226
E028   E028                    225       237       226       226
E029   E029                    225       237       226       226
E02A   E02A                  1,470     1,527     1,470     1,470
E02B   E02B                    530       550       530       530

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                  Schedule A - ELIN Pricing Summary / Exhibit E

ELIN
0004         ELIN   NOUN   NSN    FY99 UP      FY00 UP    FY01 UP     FY02 UP
----------   ----   ----   ---   ---------     -------   ---------   ---------
E02C         E02C  [/\/\] [/\/\]       338         351         338         338
E02D         E02D                      338         351         338         338
E02E         E02E                      658         883         658         658
E02F         E02F                      402         418         402         402
E02G         E02G                      402         418         402         402
E02H         E02H                    1,087       1,120       1,087       1,087
E02J         E02J                      402         418         402         402
E02K         E02K                      402         418         402         402
E02L         E02L                    4,969       5,183       4,969       4,969
E02M         E02M                    4,969       5,183       4,969       4,969
E02N         E02N                    4,742       4,827       4,742       4,742
E02P         E02P                    4,969       5,183       4,969       4,969
E02Q         E02Q                      338         351         338         338
E02R         E02R                      530         550         530         530
E02S         E02S                      338         351         338         338
E02T         E02T                      530         550         530         530
E02U         E02U                      338         351         338         338
E02V         E02V                      402         418         402         402
E02W         E02W                      530         550         530         530
E02X         E02X                      530         550         530         530
E02Y         E02Y                      554         575         554         554
E02Z         E02Z                      530         550         530         530
E030         E030                      402         418         402         402
E031         E031                      364         378         364         364
E032         E032                      338         351         338         338
E033         E033                      530         550         530         530
E034         E034                      364         378         364         364
E035         E035                      554         575         554         554
E036         E036                      530         550         530         530
E037         E037                      530         550         530         530
E038         E038                      338         351         338         338
E039         E039                      338         351         338         338
E03A         E03A                      785         816         785         785
E03B         E03B                      338         351         338         338
E03C         E03C                      338         351         338         338
E03D         E03D                      173         180         173         173
E03E         E03E                      338         351         338         338
E03F         E03F                    1,613       1,676       1,613       1,613
E03G         E03G                      639         664         639         639
E03H         E03H                    4,155       4,317       4,155       4,155
E03J         E03J                    4,155       4,317       4,155       4,155
E03K         E03K                    4,155       4,317       4,155       4,155
E0GL         E0GL                      173         180         173         173
E0GM         E0GM                    4,969       5,163       4,969       4,969
E0GN         E0GN                    4,742       4,927       4,742       4,742
E0GP         E0GP                      402         418         402         402
E0GQ         E0GQ                      338         351         338         338
E0GR         E0GR                      274         285         274         274
E0GS         E0GS                      658         683         658         658
E0GT         E0GT                      785         816         785         785
E0GU         E0GU                      402         418         402         402
E0GV         E0GV                      530         550         530         530
E0GW         E0GW                      858         883         858         858
E0GX         E0GX                      384         378         384         384
E0GY         E0GY                      133         139         133         133
E0GZ         E0GZ                      402         418         402         402
E0H0         E0H0                      402         418         402         402
E0H1         E0H1                      308         318         308         308
E0H2         E0H2                      338         351         338         338
E0H3         E0H3                      364         378         364         364
E0H4         E0H4                      364         378         364         364
E0H5         E0H5                      338         351         338         338
EOH6         EOH6                      338         351         338         338
EOH7         EOH7                      338         351         338         338
E0H8         E0H8                      210         218         210         210
E0H9         E0H9                      338         351         338         338
E0HA         E0HA                      338         351         338         338
E0HB         E0HB                      338         351         338         338
E0HC         E0HC                      402         418         402         402
E0HD         E0HD                      338         351         338         338
E0HV         E0HV                  166,809     173,314     166,809     166,809
E0HW         E0HW                  166,809     173,314     166,809     166,809

   151                           1,340,887   1,393,182   1,340,887   1,340,887

Cost
Summary
----------
0004AA
Transition
0004AC


Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                      Lockheed Martin Kelly Aircraft Center
               Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
                        ELIN Pricing Summary / Exhibit E

ELIN
0004         ELIN   NOUN   NSN   FY99 UP   FY00 UP   FY01 UP   FY02 UP
----         ----   ----   ---   -------   -------   -------   -------
Repair Ops
T-56
F-100
TF-39
Fuel Accy
T-56 2LM
TF-39 2LM
Totals

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\/\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS COLUMN; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

                         SUBCLIN AB - WORK IN PROGRESS

OFFEROR   SASA

                                                                    Composite
                      Labor/Hr   ODC/Hr   OH/Hr   G&A/Hr   COM/Hr    Rate/Hr    Total
                      --------   ------   -----   ------   ------   ---------   -----
0001AB      157,000     [/\]        0     $0.00    $0.00    $0.00     [/\]      [/\]
0002AB      217,000     [/\]        0     $0.00    $0.00    $0.00     [/\]      [/\]
0003AB      221,000     [/\]        0     $0.00    $0.00    $0.00     [/\]      [/\]
0004AB      235,000     [/\]        0     $0.00    $0.00    $0.00     [/\]      [/\]
TOTAL WIP   830,000

                        CLIN 0006 - OVER AND ABOVE RATES
                                   EXHIBIT F

CLIN 0006 AA
ENG/TECH/LAB

             Estimated
ELIN    FY     Hours     Labor/Hr   ODC/Hr   OH/Hr   G&A/Hr   COM/Hr   RATE   TOTAL
----   ---   ---------   --------   ------   -----   ------   ------   ----   -----
F001    99     1,126       [/\]      $0.00   $0.00    $0.00    $0.00    [/\]  $ [/\]
F002    00     1,126       [/\]      $0.00   $0.00    $0.00    $0.00    [/\]  $ [/\]
F003    01     1,126       [/\]      $0.00   $0.00    $0.00    $0.00    [/\]  $ [/\]
               3,378       [/\]         --   $  --    $  --    $  --    [/\]  $ [/\]

CLIN 0006 AB
ALL OTHER

              Estimated
ELIN     FY     Hours     Labor/Hr   ODC/Hr   OH/Hr   G&A/Hr   COM/Hr   RATE   TOTAL
-----   ---   ---------   --------   ------   -----   ------   ------   ----   -----
F0016    99     20,295      [/\]      $0.00   $0.00    $0.00    $0.00   [/\]   $ [/\]
F0017    00     20,295      [/\]      $0.00   $0.00    $0.00    $0.00   [/\]   $ [/\]
F0018    01     20,295      [/\]      $0.00   $0.00    $0.00    $0.00   [/\]   $ [/\]
                60,885      [/\]      $  --   $  --    $  --    $  --   [/\]   $ [/\]

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

COST PROPOSAL      SUMMARY        OFFEROR   SASA
F41608-98-R-0684   FY 1999-2001

                     Labor  Labor
CLIN/Sub CLIN         Hrs    Rate   Labor Cost    Material     SubCont        ODC        Overhead       CAA          COM      Price
-------------        -----  -----  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----
CLIN 0001            T56, TF39 AND F100

0001AA  Transition    [/\]  [/\]   [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]

0001AB  WIP           [/\]  [/\]   [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]

0001AC  Repair Oprs   [/\]  [/\]   [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]

TOTAL CLIN 0001       [/\]  [/\]   [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]

CLIN 0002            T56, TF39, F100, and Fuel Accessories

0002AA  Transition    [/\]  [/\]   [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]

0002AB  WIP           [/\]  [/\]   [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]

0002AC  Repair Oprs   [/\]  [/\]   [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]

TOTAL CLIN 0002       [/\]  [/\]   [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]

CLIN 0003            T56, TF39, F100, FA and T56 2LM

0003AA  Transition    [/\]  [/\]   [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]

0003AB  WIP           [/\]  [/\]   [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]

0003AC  Repair Oprs   [/\]  [/\]   [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]

TOTAL CLIN 0003       [/\]  [/\]   [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]

CLIN 0004            T56, TF39, F100, FA, T56 2LM, and TF39 2LM

0004AA  Transition    [/\]  [/\]   [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]

0004AB  WIP           [/\]  [/\]   [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]

0004AC  Repair Oprs   [/\]  [/\]   [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]

TOTAL CLIN 0004       [/\]  [/\]   [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]

CLIN 0006
0006AA                [/\]  [/\]   [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]
0006AB                [/\]  [/\]   [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

B01A    [ILLEGIBLE]   [/\]   [/\]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]    [/\]
B01U    [ILLEGIBLE]   [/\]   [/\]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]    [/\]
B004    [ILLEGIBLE]   [/\]   [/\]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]    [/\]

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

COST PROPOSAL      FY 1999   OFFEROR   SASA
F41608-98-R-0084

                     Direct  Direct
                      Labor   Labor     Direct       Direct                                                                    Total
CLIN/Sub CLIN          Hrs    Rate    Labor Cost    Material     SubCont        ODC        Overhead       CAA          COM     Price
-------------        ------  ------  -----------  -----------  -----------  -----------  -----------  -----------  ----------- -----
CLIN 0001             T56, TF39 AND  F100

0001AA  Transition      [/\]   [/\]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]

0001AC  Repair
        Operations
        T56             [/\]   [/\]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]
        F100            [/\]   [/\]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]
        TF39            [/\]   [/\]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]
**TOTAL 0001AC          [/\]   [/\]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]
**[ILLEGIBLE]           [/\]   [/\]
TOTAL CLIN 0001         [/\]   [/\]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]

CLIN 0002            T56, TF39, F100, and Fuels Accessories

0002AA  Transition      [/\]   [/\]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]

0002AC  Repair
        Operations
        T56             [/\]   [/\]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]
        F100            [/\]   [/\]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]
        TF39            [/\]   [/\]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]
        Fuel Acc        [/\]   [/\]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]
        Total 0002AC    [/\]   [/\]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]

TOTAL CLIN 0002                      [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]

CLIN 0003            T56, TF39, F100, FA and T56 2LM

0003AA  Transition      [/\]   [/\]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]

0003AC  Repair
        Operations
        T56             [/\]   [/\]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]
        F100            [/\]   [/\]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]
        TF39            [/\]   [/\]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]
        Fuel Acc        [/\]   [/\]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]
        T56 2LM         [/\]   [/\]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]
        Total 0003AC    [/\]   [/\]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]

TOTAL CLIN 0003                      [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]

CLIN 0004             T56, TF39, F100, FA, T56 2LM, and TF39 2LM

0004AA  Transition      [/\]   [/\]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]

0004AC  Repair
        Operations
        T56             [/\]   [/\]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]
        F100            [/\]   [/\]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]
        TF39            [/\]   [/\]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]
        Fuel Acc        [/\]   [/\]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]
        T56 2LM         [/\]   [/\]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]
        TF39 2LM        [/\]   [/\]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]
        Total 0004AC    [/\]   [/\]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]

TOTAL CLIN 0004                      [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]

UNIT COST BREAKDOWN
ELINs       NSNs
[ILLEGIBLE] [ILLEGIBLE] [/\]   [/\]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]
[ILLEGIBLE] [ILLEGIBLE] [/\]   [/\]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]
[ILLEGIBLE] [ILLEGIBLE] [/\]   [/\]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]
[ILLEGIBLE] [ILLEGIBLE] [/\]   [/\]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]
[ILLEGIBLE] [ILLEGIBLE] [/\]   [/\]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]
[ILLEGIBLE] [ILLEGIBLE] [/\]   [/\]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]
[ILLEGIBLE] [ILLEGIBLE] [/\]   [/\]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]
[ILLEGIBLE] [ILLEGIBLE] [/\]   [/\]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]
[ILLEGIBLE] [ILLEGIBLE] [/\]   [/\]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]
[ILLEGIBLE] [ILLEGIBLE] [/\]   [/\]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [/\]

[ILLEGIBLE] [ILLEGIBLE] [/\]   [/\] [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]   [/\]
[ILLEGIBLE] [ILLEGIBLE] [/\]   [/\] [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]   [/\]
[ILLEGIBLE] [ILLEGIBLE] [/\]   [/\] [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]   [/\]
[ILLEGIBLE] [ILLEGIBLE] [/\]   [/\] [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]   [/\]
[ILLEGIBLE] [ILLEGIBLE] [/\]   [/\] [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]   [/\]
[ILLEGIBLE] [ILLEGIBLE] [/\]   [/\] [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]   [/\]

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

COST PROPOSAL       FY 1999   OFFEROR   SASA
F41608-98-R-0084

                 Direct      Direct       Direct      Direct                                            Total
CLIN/SubCLIN   Labor Hrs   Labor Rate   Labor Cost   Material   Sub-Cost   ODC   Overhead   G&A   COM   Price
------------   ---------   ----------   ----------   --------   --------   ---   --------   ---   ---   -----
[ILLEGIBLE]      [/\]        [/\]            0           0          0       0        0       0     0     [/\]
[ILLEGIBLE]      [/\]        [/\]            0           0          0       0        0       0     0     [/\]
[ILLEGIBLE]      [/\]        [/\]            0           0          0       0        0       0     0     [/\]
[ILLEGIBLE]      [/\]        [/\]            0           0          0       0        0       0     0     [/\]

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

COST PROPOSAL       FY 2000   OFFEROR   SASA
F41608-98-R-0084

                  Direct      Direct        Direct      Direct                                                          Total
CLIN/SubCLIN    Labor Hrs   Labor Rate    Labor Cost   Material     Sub-Cost    ODC     Overhead        G&A       COM   Price
------------    ---------   ----------   -----------   --------   -----------   ---   -----------   -----------   ---   -----
CLIN 0001       T56, TF39 AND F100

0001AA Transition  [/\]        [/\]                0       0                0    0              0             0    0     [/\]

0001AC Repair Operations
   T56             [/\]        [/\]       24,076,364       0        3,572,000    0     23,107,816     2,969,898    0     [/\]
   F100            [/\]        [/\]                0       0                0    0              0             0    0     [/\]
   TF39            [/\]        [/\]                0       0                0    0              0             0    0     [/\]
**TOTAL 0001AC     [/\]        [/\]       24,076,364       0        3,572,000    0     23,107,816     2,969,898    0     [/\]
[ILLEGIBLE]
TOTAL CLIN 0001    [/\]        [/\]       24,076,364       0        3,572,000    0     23,107,816     2,969,898    0     [/\]

CLIN 0002       T56, TF39, F100, and Fuels Accessories

0002AA Transition  [/\]        [/\]       23,092,226       0                0    0    [ILLEGIBLE]   [ILLEGIBLE]    0     [/\]

0002AC Repair Operations
   T56             [/\]        [/\]      [ILLEGIBLE]       0        3,572,000    0    [ILLEGIBLE]   [ILLEGIBLE]    0     [/\]
   F100            [/\]        [/\]                0       0                0    0              0             0    0     [/\]
   TF39            [/\]        [/\]                0       0                0    0              0             0    0     [/\]
   Fuel Acc        [/\]        [/\]      [ILLEGIBLE]       0                0    0    [ILLEGIBLE]   [ILLEGIBLE]    0     [/\]
   Total 0002AC    [/\]        [/\]      [ILLEGIBLE]       0        3,572,000    0    [ILLEGIBLE]   [ILLEGIBLE]    0     [/\]
TOTAL CLIN 0002    [/\]        [/\]      [ILLEGIBLE]       0        3,572,000    0    [ILLEGIBLE]   [ILLEGIBLE]    0     [/\]

CLIN 0003       T56, TF39, F100, FA, and T56 2LM

0003AA Transition  [/\]        [/\]                0       0                0    0    [ILLEGIBLE]   [ILLEGIBLE]    0     [/\]

0003AC Repair Operations
   T56             [/\]        [/\]      [ILLEGIBLE]       0      [ILLEGIBLE]    0    [ILLEGIBLE]   [ILLEGIBLE]    0     [/\]
   F100            [/\]        [/\]                0       0                0    0              0             0    0     [/\]
   TF39            [/\]        [/\]                0       0                0    0              0             0    0     [/\]
   Fuel Acc        [/\]        [/\]      [ILLEGIBLE]       0                0    0    [ILLEGIBLE]   [ILLEGIBLE]    0     [/\]
   T56 2LM         [/\]        [/\]      [ILLEGIBLE]       0      [ILLEGIBLE]    0    [ILLEGIBLE]   [ILLEGIBLE]    0     [/\]
   Total 0003AC    [/\]        [/\]      [ILLEGIBLE]       0      [ILLEGIBLE]    0    [ILLEGIBLE]   [ILLEGIBLE]    0     [/\]

TOTAL CLIN 0003    [/\]        [/\]      [ILLEGIBLE]       0      [ILLEGIBLE]    0    [ILLEGIBLE]   [ILLEGIBLE]    0     [/\]

CLIN 0004       T56, TF39, F100, FA, T56 2LM AND TF39 2LM

0004AA Transition  [/\]        [/\]                0       0                0    0    [ILLEGIBLE]   [ILLEGIBLE]    0     [/\]

0004AC Repair Operations
   T56             [/\]        [/\]      [ILLEGIBLE]       0      [ILLEGIBLE]    0    [ILLEGIBLE]   [ILLEGIBLE]    0     [/\]
   F100            [/\]        [/\]                0       0                0    0              0             0    0     [/\]
   TF39            [/\]        [/\]                0       0                0    0              0             0    0     [/\]
   Fuel Acc        [/\]        [/\]      [ILLEGIBLE]       0                0    0    [ILLEGIBLE]   [ILLEGIBLE]    0     [/\]
   T56 2LM         [/\]        [/\]      [ILLEGIBLE]       0      [ILLEGIBLE]    0    [ILLEGIBLE]   [ILLEGIBLE]    0     [/\]
   TF39 2LM        [/\]        [/\]      [ILLEGIBLE]       0      [ILLEGIBLE]    0    [ILLEGIBLE]   [ILLEGIBLE]    0     [/\]
   Total 0004AC    [/\]        [/\]      [ILLEGIBLE]       0      [ILLEGIBLE]    0    [ILLEGIBLE]   [ILLEGIBLE]    0     [/\]

TOTAL CLIN 0004    [/\]        [/\]      [ILLEGIBLE]       0      [ILLEGIBLE]    0    [ILLEGIBLE]   [ILLEGIBLE]    0     [/\]

UNIT COST BREAKDOWN
ELINs   NSNs
 [ILLEGIBLE]       [/\]        [/\]                0       0                0    0              0             0    0     [/\]
 [ILLEGIBLE]       [/\]        [/\]      [ILLEGIBLE]       0      [ILLEGIBLE]    0    [ILLEGIBLE]   [ILLEGIBLE]    0     [/\]
 [ILLEGIBLE]       [/\]        [/\]                0       0                0    0              0             0    0     [/\]
 [ILLEGIBLE]       [/\]        [/\]      [ILLEGIBLE]       0                0    0    [ILLEGIBLE]   [ILLEGIBLE]    0     [/\]
 [ILLEGIBLE]       [/\]        [/\]                0       0                0    0              0             0    0     [/\]
 [ILLEGIBLE]       [/\]        [/\]                0       0                0    0              0             0    0     [/\]
 [ILLEGIBLE]       [/\]        [/\]               40       0                0    0             40            40    0     [/\]
 [ILLEGIBLE]       [/\]        [/\]      [ILLEGIBLE]       0                0    0    [ILLEGIBLE]   [ILLEGIBLE]    0     [/\]
 [ILLEGIBLE]       [/\]        [/\]                0       0                0    0              0             0    0     [/\]
 [ILLEGIBLE]       [/\]        [/\]                0       0                0    0              0             0    0     [/\]

 [ILLEGIBLE]       [/\]        [/\]                0       0                0    0              0             0    0     [/\]
 [ILLEGIBLE]       [/\]        [/\]      [ILLEGIBLE]       0      [ILLEGIBLE]    0    [ILLEGIBLE]   [ILLEGIBLE]    0     [/\]
 [ILLEGIBLE]       [/\]        [/\]                0       0                0    0              0             0    0     [/\]
 [ILLEGIBLE]       [/\]        [/\]                0       0                0    0              0             0    0     [/\]
 [ILLEGIBLE]       [/\]        [/\]                0       0                0    0              0             0    0     [/\]
 [ILLEGIBLE]       [/\]        [/\]                0       0                0    0              0             0    0     [/\]
 [ILLEGIBLE]       [/\]        [/\]                0       0                0    0              0             0    0     [/\]

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

COST PROPOSAL       FY 2000   OFFEROR   SASA
F41608-98-R-0084

                 Direct      Direct       Direct      Direct                                            Total
CLIN/SubCLIN   Labor Hrs   Labor Rate   Labor Cost   Material   Sub-Cost   ODC   Overhead   G&A   COM   Price
------------   ---------   ----------   ----------   --------   --------   ---   --------   ---   ---   -----
[ILLEGIBLE]      [/\]        [/\]            0           0          0       0        0       0     0     [/\]
[ILLEGIBLE]      [/\]        [/\]            0           0          0       0        0       0     0     [/\]
[ILLEGIBLE]      [/\]        [/\]            0           0          0       0        0       0     0     [/\]

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

                      Confidential - Competition Sensitive

COST PROPOSAL      FY 2001   OFFEROR   SASA
F41608-98-R-0084

                               Direct     Direct      Direct     Direct                                                Total
CLIN/SubCLIN                 Labor Hrs  Labor Rate  Labor Cost  Material   Sub-Cont  ODC   Overhead       Q&A     COM  Price
------------                 ---------  ----------  ----------  --------  ---------  ---  ----------  ----------  ---  -----
CLIN 0001                    T56, TF39 AND F100

0001AA   Transition            [/\]        [/\]              0      0             0   0            0           0   0   [/\]

0001AC   Repair Operations
         T36                   [/\]        [/\]     20,513,022      0     3,582,000   0   12,065,493   7,334,138   0   [/\]
         F100                  [/\]        [/\]              0      0             0   0            0           0   0   [/\]
         TF39                  [/\]        [/\]              0      0             0   0            0           0   0   [/\]
**Total 0001AC                 [/\]        [/\]     20,513,022      0     3,582,000   0   12,065,493   7,334,138   0   [/\]
**Two AC [ILLEGIBLE]

TOTAL CLIN 0001                [/\]        [/\]     20,513,022      0     3,582,000   0   12,065,493   7,334,138   0   [/\]

CLIN 0002                    T56, TF39, F100 and Fuels Accessories

0002AA   Transition            [/\]        [/\]              0      0             0   0            0           0   0   [/\]

0002AC   Repair Operations
         T36                   [/\]        [/\]     19,658,060      0     3,382,000   0   11,981,697   7,041,977   0   [/\]
         F100                  [/\]        [/\]              0      0             0   0            0           0   0   [/\]
         TF39                  [/\]        [/\]              0      0             0   0            0           0   0   [/\]
         Fuel Acc              [/\]        [/\]      1,881,477      0             0   0    1,124,284     483,986   0   [/\]
         Total 0002AC          [/\]        [/\]     21,539,537      0     3,582,000   0   12,905,981   7,725,572   0   [/\]

TOTAL CLIN 0002                [/\]        [/\]     21,539,537      0     3,582,000   0   12,905,981   7,725,572   0   [/\]

CLIN 0003                    T56, TF39, F100, FA and T56 2LM

0003AA   Transition            [/\]        [/\]              0      0             0   0            0           0   0   [/\]

0003AC   Repair Operations
         T36                   [/\]        [/\]     11,156,994      0     1,968,800   0    9,157,719   6,197,868   0   [/\]
         F100                  [/\]        [/\]              0      0             0   0            0           0   0   [/\]
         TF39                  [/\]        [/\]              0      0             0   0            0           0   0   [/\]
         Fuel Acc              [/\]        [/\]      1,441,555      0             0   0    1,123,230     800,800   0   [/\]
         T56 2LM               [/\]        [/\]     11,805,826      0     1,637,600   0    9,690,231   6,938,281   0   [/\]
         Total 0003AC          [/\]        [/\]     24,404,375      0     3,606,400   0   20,031,201  13,556,949   0   [/\]

TOTAL CLIN 0003                [/\]        [/\]     24,404,375      0     3,606,400   0   20,031,201  13,556,949   0   [/\]

CLIN 0004                    T56, TF39, F100, FA, T56 2LM and TF39 2LM

0004AA   Transition            [/\]        [/\]              0      0             0   0            0           0   0   [/\]

0004AC   Repair Operations
         T36                   [/\]        [/\]     11,156,994      0     1,968,800   0    9,157,719   6,397,868   0   [/\]
         F100                  [/\]        [/\]              0      0             0   0            0           0   0   [/\]
         TF39                  [/\]        [/\]              0      0             0   0            0           0   0   [/\]
         Fuel Acc              [/\]        [/\]      1,441,555      0             0   0    1,183,230     800,800   0   [/\]
         T56 2LM               [/\]        [/\]     11,805,826      0     1,637,600   0    9,690,231   6,938,281   0   [/\]
         TF39 2LM              [/\]        [/\]              0      0             0   0            0           0   0   [/\]
         Total 0004AC          [/\]        [/\]     24,404,375      0     2,606,400   0   20,031,201  13,556,949   0   [/\]

TOTAL CLIN 0004                [/\]        [/\]     24,404,375      0     2,606,400   0   20,021,201  13,556,949   0   [/\]

UNIT COST BREAKDOWN
ELINs         NSNs
[ILLEGIBLE]   [ILLEGIBLE]      [/\]        [/\]              0      0             0   0            0           0   0   [/\]
[ILLEGIBLE]   [ILLEGIBLE]      [/\]        [/\]         12,325      0         9,200   0       10,117       6,847   0   [/\]
[ILLEGIBLE]   [ILLEGIBLE]      [/\]        [/\]              0      0             0   0            0           0   0   [/\]
[ILLEGIBLE]   [ILLEGIBLE]      [/\]        [/\]          6,806      0             0   0        2,367       1,786   0   [/\]
[ILLEGIBLE]   [ILLEGIBLE]      [/\]        [/\]              0      0             0   0            0           0   0   [/\]
[ILLEGIBLE]   [ILLEGIBLE]      [/\]        [/\]              0      0             0   0            0           0   0   [/\]
[ILLEGIBLE]   [ILLEGIBLE]      [/\]        [/\]             73      0             0   0           60          40   0   [/\]
[ILLEGIBLE]   [ILLEGIBLE]      [/\]        [/\]          1,996      0             0   0        1,636       1,109   0   [/\]
[ILLEGIBLE]   [ILLEGIBLE]      [/\]        [/\]              0      0             0   0            0           0   0   [/\]
[ILLEGIBLE]   [ILLEGIBLE]      [/\]        [/\]              0      0             0   0            0           0   0   [/\]
                               [/\]
[ILLEGIBLE]   [ILLEGIBLE]      [/\]        [/\]              0      0             0   0            0           0   0   [/\]
[ILLEGIBLE]   [ILLEGIBLE]      [/\]        [/\]         66,325      0         9,200   0       94,440      36,040   0   [/\]
[ILLEGIBLE]   [ILLEGIBLE]      [/\]        [/\]              0      0             0   0            0           0   0   [/\]
[ILLEGIBLE]   [ILLEGIBLE]      [/\]        [/\]              0      0             0   0            0           0   0   [/\]
[ILLEGIBLE]   [ILLEGIBLE]      [/\]        [/\]              0      0             0   0            0           0   0   [/\]
[ILLEGIBLE]   [ILLEGIBLE]      [/\]        [/\]              0      0             0   0            0           0   0   [/\]
[ILLEGIBLE]   [ILLEGIBLE]      [/\]        [/\]              0      0             0   0            0           0   0   [/\]

Standard Aero Proprietary - Not Releasable      FPR Submission to LM - Sept.5/98

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

THIS DOCUMENT ESTABLISHES THE MINIMUM WORK REQUIREMENT TO COMPLETE THE TRANSITION INTEGRATION PLAN AS DEFINED IN EXHIBITS B THROUGH E. THE FOLLOWING IS APPLICABLE TO STANDARD AERO SAN ANTONIO SPECIFIC WORKLOAD BASED ON THE AWARDED CLIN.

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

Source Selection Sensitive                                                     1

TIP-1 INTRODUCTION TO OC-LM TRANSITION INTEGRATION PLAN (TIP).

Integrated Management and event-based planning is the framework for the PBA TIP. Our detailed plan ensures proper tracking of all key events, increases management visibility into progress, permits early detection of undesirable trends, and establishes conditions for activity completion to aid in progress tracking and risk evaluation/reduction. The plan is our primary management tool for tracking program progress, providing visibility into progress, and identifying technical and programmatic areas for emphasis to reduce transition risk. The event-based planning describes the program in terms of:

- EVENTS - major program milestones selected by management as checkpoints for measuring program maturity. Each event is defined and aligned with our customer's expectation.

- SIGNIFICANT ACCOMPLISHMENTS - principal activities which describe what must be done prior to each event. Significant accomplishments are drawn from the WBS and CWS and show completion of discrete steps in the process.

- ACCOMPLISHMENT CRITERIA - objective evidence that work has been completed and provides closure for a significant accomplishment. Accomplishment criteria are measurable and defined conditions for proceeding toward the next event.

The plan is divided into eight separate areas:

     1.1  Transition Overview and Common Events

     1.2  Quality

          1.2.1 OC-ALC ISO 9002 Compliance

          1.2.2 LMKAC ISO 9002 Compliance

     2.1  F100 Engine Transition and Completion of Work In Process

     2.2  TF39 Engine Transition and Completion of Work in Process

     2.3  T56 Engine Transition and Completion of Work In Process

     2.4  Fuel Accessories Transition and Completion of Work In Process

     2.5 TF39 Two Level Maintenance Addendum (Transition and Completion of Work In Process)

     2.6 T56 Two Level Maintenance Addendum (Transition and Completion of Work In Process)

Due to page constraints and for ease in evaluation, we have limited our TIP detail to three levels of work breakdown structure in most cases. Narrative for the tasks contained in the TIP may be found in paragraphs IIA-2 through IIA-9 of the Transition Section. Each major level in the TIP references the corresponding paragraph.

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

Source Selection Sensitive                                                     1

TIP-1.1 TRANSITION OVERVIEW
(RFP Exhibits B,C,D, or E)

TOP LEVEL PLAN

                                                                        1997            1998            1999       [ILLEGIBLE]
                                                                   --------------  --------------  --------------  -----------
ID   TASK NAME                                START    FINISH  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4     Q1  Q2
---  ---------                               -------  -------  --  --  --  --  --  --  --  --  --  --  --  --  --     --  --
  1  CONTRACT AWARD                          9/30/98  9/30/98                            [LINE CHART]
  2  PROGRAM PLANNING (Paragraph IIA-2)       3/3/97  8/24/00
 79  RISK MANAGEMENT (Paragraph IIA-3)        3/3/97  8/31/00
126  SUPPLY SUPPORT (Paragraph IIA-4)         3/3/97  8/22/00
226  STORAGE (Paragraph IIA-4)               1/26/98  7/30/99
265  TRANSPORTATION (Paragraph IIA-4)         5/1/98  8/22/00

                                                                        1997            1998            1999       [ILLEGIBLE]
                                                                   --------------  --------------  --------------  -----------
ID   TASK NAME                                START    FINISH  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4     Q1  Q2
---  ---------                               -------  -------  --  --  --  --  --  --  --  --  --  --  --  --  --     --  --
280  LOGISTICS SUPPORT (Paragraph IIA-4)      5/1/97  8/22/00                            [LINE CHART]
307  WORK IN PROCESS (WIP)(Paragraph IIA-5)  9/30/98   8/2/99
318  WORKFORCE TRANSITION (SEE INDIVIDUAL     3/3/97  8/22/00
     PLANS) (Para IIA-5 & 6)
451  PBA CONTRACTS PREVIOUSLY AWARDED        8/11/97  8/22/00
     FOR RQMTS (Para IIA-5.2)
465  FACILITIES (SEE INDIV PLANS) (Para      9/30/98  8/21/00
     IIA-7 & Facilities & Equipment Data)
481  EQUIPMENT & TOOLING (See Indiv Plans)    3/3/97  8/22/00
     (Para IIA-7 & Fac & Equip Data)

                                                                        1997            1998            1999       [ILLEGIBLE]
                                                                   --------------  --------------  --------------  -----------
ID   TASK NAME                                START    FINISH  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4     Q1  Q2
---  ---------                               -------  -------  --  --  --  --  --  --  --  --  --  --  --  --  --     --  --
494  COMMUNICATIONS (Paragraph IIA-7)        9/30/98  8/22/00                            [LINE CHART]
497  REAL ESTATE/REAL PROPERTY               9/30/98  8/22/00
     (Paragraph IIA-7)
499  BASE OPERATIONS SUPPORT                 9/30/98  8/22/00
     (Paragraph IIA-7)
501  QUALITY (SEE SEPARATE ISO 9002 PLANS)   9/30/98   8/2/99
     (Paragraph IIA-8)
513  CRITICAL PROCESS DEMOS (SEE INDIVIDUAL  5/13/98  7/29/99
     PLANS) (Paragraph IIA-9)
521  COMPUTER RESOURCES (INFO SYSTEMS)        3/3/97  8/22/00
     (Para IIA-4)

                                                                        1997            1998            1999       [ILLEGIBLE]
                                                                   --------------  --------------  --------------  -----------
ID   TASK NAME                                START    FINISH  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4     Q1  Q2
---  ---------                               -------  -------  --  --  --  --  --  --  --  --  --  --  --  --  --     --  --
544  FULL RATE PRODUCTION (EXIT TRANSITION)   8/2/99  8/22/00                            [LINE CHART]
545  COMPLETE ALL PBA TRANSITION EXIT        8/22/00  8/22/00
     CRITERIA
549  KELLY AIR FORCE BASE CLOSURE            7/13/01  7/13/01

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

2                                                     Source Selection Sensitive

DETAILED PLAN

                                                                          1998            1999            2000
                                                                     --------------  --------------  --------------
ID   TASK NAME                                 START    FINISH   Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --  --  --
  1  CONTRACT AWARD                           9/30/98   9/30/98                       [LINE CHART]
  2  PROGRAM PLANNING (Paragraph IIA-2)        3/3/97   8/24/00
  3     Complete PBA Pre-Contract Award        3/3/97   6/30/98
        Transition Activities
 21     Implement Transition Management        5/1/98   10/9/98
        Team
 22        Define OC-LM Organization and       5/1/98   5/29/98
           identify initial cadre
 23        Activate Team at Tinker upon       9/30/98   9/30/98
           contract award

                                                                          1998            1999            2000
                                                                     --------------  --------------  --------------
ID   TASK NAME                                 START    FINISH   Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --  --  --
 24        Train Transition team              10/6/98   10/6/98                       [LINE CHART]
 28        Deploy Transition Team Members     9/30/98   10/9/98
           to Kelly
 29        Transition Management Team In      10/9/98   10/9/98
           Place
 30     Implement Contract Administration     9/30/98   8/24/00
        Structure
 31        Activate Team at Tinker upon       9/30/98   9/30/98
           contract award
 33        Implement subcontracts &           10/1/98  10/30/98
           finalize MOAs

                                                                          1998            1999            2000
                                                                     --------------  --------------  --------------
ID   TASK NAME                                 START    FINISH   Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --  --  --
 41        Submit CDRLs                       10/9/98   8/24/00                       [LINE CHART]
 42           Submit initial CDRL             10/9/98  11/12/98
              requirements
 48           Verify CDRL requirements/      10/30/98  10/30/98
              other requirements
 49           Update schedule for            10/30/98   11/6/98
              submittals (as required)
 50           Complete CDRL submittals for    11/6/98   8/24/00
              transition period
 51        Post Contract Award Conference    10/19/98   11/2/98

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

Source Selection Sensitive                                                     3

                                                                          1998            1999            2000
                                                                     --------------  --------------  --------------
ID   TASK NAME                                 START    FINISH   Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --  --  --
 65     Implement Transition Plan controls    9/30/98   8/24/00                       [LINE CHART]
 66        Review/Implement Schedule          9/30/98  10/30/98
           Performance Status Reporting
 67        Review/Implement Over & Above      9/30/98   11/6/98
           Planning & Coordination Process
 68        Review/Implement Accounting        9/30/98  12/28/98
           System
 72        Review new work planning process   9/30/98  10/30/98
 73        Implement Monitor Cost/Schedule/   9/30/98   8/24/00
           Performance Controls

                                                                          1998            1999            2000
                                                                     --------------  --------------  --------------
ID   TASK NAME                                 START    FINISH   Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --  --  --
 74     Implement Financial Management         3/3/97   8/24/00                       [LINE CHART]
        Process
 75        Establish Financial Planning        3/3/97   5/29/98
           Baseline
 76        Verify Baseline                    9/30/98  10/30/98
 77        Long Range & Short Range Budget    11/2/98   5/31/99
           Requirements
 78        Update Long Range & Short Range     6/1/99   8/24/00
           Budget Requirements (as
           required)
 79  RISK MANAGEMENT (Paragraph IIA-3)         3/3/97   8/31/00

                                                                          1998            1999            2000
                                                                     --------------  --------------  --------------
ID   TASK NAME                                 START    FINISH   Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --  --  --
 80     Identify potential risks & develop     3/3/97   9/30/98                       [LINE CHART]
        mitigation strategies
 81     Activate Risk Management Executive    9/30/98   9/30/98
        Group
 82     Review/Implement Transition Risk      9/30/98   8/24/00
        Management Process
 83     Implement Risk Management Program     9/30/98   10/2/98
        Schedule
 84     Track Key Completion Dates for Each   9/30/98   8/22/00
        Sub-Area
 85        F100                                2/3/99    9/9/99

                                                                          1998            1999            2000
                                                                     --------------  --------------  --------------
ID   TASK NAME                                 START    FINISH   Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --  --  --
 92        TF39                               9/30/98    8/2/99                       [LINE CHART]
101        T56                                9/30/98    8/2/99
117        Fuel Accessories                   9/30/98   8/22/00
118           F100 Accessories                9/30/98   8/22/00
119           TF39 & T56 Accessories          9/30/98    8/2/99
120           Airframe Accessories            9/30/98   8/21/00

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

4                                                     Source Selection Sensitive

                                                                          1998            1999            2000
                                                                     --------------  --------------  --------------
ID   TASK NAME                                 START    FINISH   Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --  --  --
121     Complete Lessons Learned               1/4/99   8/31/00                        [LINE CHART]
122        Develop Lessons Learned for all     1/4/99   8/23/00
           groups
123        Implement changes to the PBA       1/11/99   8/23/00
           Transition (as applicable)
124        Establish control points to        1/11/99   8/23/00
           monitor progress
125        Dessiminate information through    1/11/99   8/31/00
           corporate channels
126  SUPPLY SUPPORT (Paragraph IIA-4)          3/3/97   8/22/00

                                                                      1997            1998            1999       [ILLEGIBLE]
                                                                 --------------  --------------  --------------  -----------
ID   TASK NAME                                 START    FINISH   Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4     Q1  Q2
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --     --  --
127     Complete Pre-Contract Award            3/3/97   5/29/98                          [LINE CHART]
        Activities
128        Forecast preliminary material       3/3/97   5/29/98
           requirements
129        Review Inventory Management         3/3/97   5/29/98
           Process
130        Review Vendor Source Approval       3/3/97   5/29/98
           Process
131        Review Purchasing Process           3/3/97   5/29/98
132     Activate Supply Support Team          9/30/98   9/30/98

                                                                    1998          1999            2000          2001
                                                                 ----------  --------------  --------------  ----------
ID   TASK NAME                                 START    FINISH   Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --  --  --
133     Review/Implement Inventory            10/1/98  10/30/98                        [LINE CHART]
        Management Process
134     Review/Implement Vendor Source        10/1/98  10/30/98
        Approval Process
135     Review/Implement Purchasing Process   10/1/98  10/30/98
136     Joint Material Inventory              9/30/98    2/1/99
137        Establish Joint Inventory Team     9/30/98  11/12/98
138        Establish procedures for          11/13/98  11/25/98
           Inventory

                                                                    1998          1999            2000          2001
                                                                 ----------  --------------  --------------  ----------
ID   TASK NAME                                 START    FINISH   Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --  --  --
139        Accomplish Joint Inventory with   11/30/98  12/31/98                        [LINE CHART]
           SA-ALC
140        Publish results of Joint            1/4/99    1/8/99
           Inventory
141        76ABW/LG process adjustments        1/4/99   1/15/99
           to DO35 (as required)
142        Update material requirement        1/19/99    2/1/99
           forecasts upon inventory
           completion
143        Transfer ownership of inventory    1/19/99    2/1/99
           to OC-ALC
144     Material Management Process           9/30/98   8/22/00

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

Source Selection Sensitive                                                     5

                                                                    1998          1999            2000          2001
                                                                 ----------  --------------  --------------  ----------
ID   TASK NAME                                 START    FINISH   Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --  --  --
172        TF39 & T56 Engines                 9/30/98    8/2/99                        [LINE CHART]
173           76ABW/LG/LGS extract DO35K      10/1/98  10/30/98
              demand data
174           Transfer data to OC-LM          11/2/98   11/6/98
175           Validate forecast               11/9/98  11/20/98
              requirements
176           Identify & expedite critical    11/9/98    2/2/99
              items
177           Establish item records          11/9/98  11/20/98

                                                                    1998          1999            2000          2001
                                                                 ----------  --------------  --------------  ----------
ID   TASK NAME                                 START    FINISH   Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --  --  --
178           Set Initial Special Levels      11/9/98  11/20/98                        [LINE CHART]
179           Check backorder status for      11/9/98    2/2/99
              estimated delivery
180           Track due-ins                   11/9/98    2/2/99
181           Identify & expedite critical   11/10/98    2/2/99
              items as needed
182           Receive & process transfer      1/19/99    2/1/99
              documents
183           Establish SSC/DMSC (Kelly)      9/30/98    2/1/99

                                                                    1998          1999            2000          2001
                                                                 ----------  --------------  --------------  ----------
ID   TASK NAME                                 START    FINISH   Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --  --  --
193           Material Management Support      2/1/99    2/1/99                        [LINE CHART]
              Process in place for TF39 &
              T56
194           Receive updates to BEQs          2/2/99    8/2/99
195           Forecast requirements for        2/2/99    8/2/99
              production during transition
196           Order & stock material for       2/2/99    8/2/99
              production during transition
197           Identify & expedite critical     2/2/99    8/2/99
              items as needed
198        Fuel & Airframe Accessories        9/30/98   8/22/00
           (TINKER & KELLY)

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

6                                                     Source Selection Sensitive

                                                                              1998          1999            2000          2001
                                                                           ----------  --------------  --------------  ----------
ID   TASK NAME                                          START     FINISH   Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3
---  ---------                                         --------  --------  --  --  --  --  --  --  --  --  --  --  --  --  --  --
199           76ABW/LG/LGS extract DO35K demand data    9/30/98  10/30/98                       [LINE CHART]
200           Transfer data to OC-LM                    11/2/98   11/6/98
201           Validate forecast requirements            11/9/98   12/1/98
202           Identify & expedite critical items        11/9/98    2/2/99
203           Establish item records                    11/9/98   12/1/98
204           Set Initial Special Levels                11/9/98   12/1/98

                                                                              1998          1999            2000          2001
                                                                           ----------  --------------  --------------  ----------
ID   TASK NAME                                          START     FINISH   Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3
---  ---------                                         --------  --------  --  --  --  --  --  --  --  --  --  --  --  --  --  --
205           Check backorder status for estimated      11/9/98    2/2/99                       [LINE CHART]
              delivery
206           Track due-ins                             11/9/98    2/2/99
207           Identify & expedite critical items       11/10/98    2/2/99
              as needed
208           Receive & process transfer documents      1/19/99    2/1/99
209           Existing SSC/DMSC (Tinker) ready for       2/1/99    2/1/99
              production
210           SSC/DMSC (Kelly) ready for production     9/30/98    2/1/99

                                                                              1998          1999            2000          2001
                                                                           ----------  --------------  --------------  ----------
ID   TASK NAME                                          START     FINISH   Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3
---  ---------                                         --------  --------  --  --  --  --  --  --  --  --  --  --  --  --  --  --
220           Material Management Process in place       2/1/99    2/1/99                       [LINE CHART]
              for Accessories
221           Receive updates to BEQs                    2/2/99   8/17/00
222           Forecast requirements for production       2/2/99   8/22/00
              during transition
223           Order & stock material for production      2/2/99   8/22/00
              during transition
224           Identify & expedite critical items         2/2/99   8/22/00
              as needed
225     Supply Support Process In Place                  2/1/99    2/1/99

                                                                              1998          1999            2000          2001
                                                                           ----------  --------------  --------------  ----------
ID   TASK NAME                                          START     FINISH   Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3
---  ---------                                         --------  --------  --  --  --  --  --  --  --  --  --  --  --  --  --  --
226  STORAGE (PARAGRAPH IIA-4)                          1/26/98   7/30/99                       [LINE CHART]
227     Complete Pre-Contract Award Activities          1/26/98    6/2/98
228        Identify storage requirements                1/26/98   5/18/98
229        Identify facilities requirements             1/26/98    6/2/98
230     Storage at Kelly (MOA with DLA for              9/30/98   12/8/98
        Transition)
231        MOA with DLA and GKDC for necessary          9/30/98  10/30/98
           resources

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

Source Selection Sensitive                                                     7

                                                                              1998          1999            2000          2001
                                                                           ----------  --------------  --------------  ----------
ID   TASK NAME                                          START     FINISH   Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3
---  ---------                                         --------  --------  --  --  --  --  --  --  --  --  --  --  --  --  --  --
232        Establish schedule for storage               11/2/98   11/6/98                       [LINE CHART]
           facilities/processes review
233        Review warehouse facilities/stockrooms       11/9/98  11/13/98
           & equipment
234        Review shipping & receiving facilities      11/16/98  11/20/98
235        Personnel in place for continued support    11/23/98   12/1/98
236        Validate storage processes                   12/2/98   12/8/98
237     Storage Process in Place for Support of PBA     12/8/98   12/8/98
        WIP/Production

                                                                              1998          1999            2000          2001
                                                                           ----------  --------------  --------------  ----------
ID   TASK NAME                                          START     FINISH   Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3
---  ---------                                         --------  --------  --  --  --  --  --  --  --  --  --  --  --  --  --  --
238     LMKAC Assumes Warehouse Function for             5/1/98   7/30/99                       [LINE CHART]
        Continuing Operations
239        Complete Pre-Contract Award Activities        5/1/98   6/26/98
249        Review layouts & storage requirements        9/30/98  10/30/98
252        Identify specific equipment                  11/2/98  11/20/98
253        Hire personnel                              11/23/98   5/17/99
254        Install equipment                           11/23/98   7/14/99

                                                                              1998          1999            2000          2001
                                                                           ----------  --------------  --------------  ----------
ID   TASK NAME                                          START     FINISH   Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3
---  ---------                                         --------  --------  --  --  --  --  --  --  --  --  --  --  --  --  --  --
255        Stock material in new location               7/15/99   7/30/99                       [LINE CHART]
256        Warehouse Operational                        7/30/99   7/30/99
257     Storage at Tinker (MOA with DLA for             9/30/98   12/4/98
        Transition/Continuing Operations)
258        MOA with DLA for necessary resources         9/30/98   9/30/98
259        Establish schedule for storage               9/30/98  10/30/98
           facilities/processes review
260        Review warehouse facilities/stockrooms &     11/2/98   11/6/98
           equipment

                                                                              1998          1999            2000          2001
                                                                           ----------  --------------  --------------  ----------
ID   TASK NAME                                          START     FINISH   Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3
---  ---------                                         --------  --------  --  --  --  --  --  --  --  --  --  --  --  --  --  --
261        Review shipping & receiving facilities       11/9/98  11/18/98                       [LINE CHART]
262        Personnel In Place for PBA Workload          9/30/98  11/25/98
263        Validate storage processes                  11/30/98   12/4/98
264     Storage Process in Place                        12/8/98   12/8/98
265  TRANSPORTATION (Paragraph IIA-4)                    5/1/98   8/22/00
266     Pre-Contract Award Activities                    5/1/98   5/29/98

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

8                                                     Source Selection Sensitive

                                                                    1998          1999            2000          2001
                                                                 ----------  --------------  --------------  ----------
ID   TASK NAME                                 START    FINISH   Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --  --  --
267        Develop transportation              5/1/98   5/29/98                       [LINE CHART]
           requirements & procedures
268     Kelly & Tinker Locations              9/30/98   8/22/00
269        MOA in place for support           9/30/98  10/30/00
272        Complete equipment/tooling/        9/30/98   8/22/00
           material transport to Tinker
280  LOGISTICS SUPPORT (Paragraph IIA-4)       5/1/97   8/22/00
281     Pre-Contract Award Activities          5/1/97   5/29/98

                                                                    1998          1999            2000          2001
                                                                 ----------  --------------  --------------  ----------
ID   TASK NAME                                 START    FINISH   Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --  --  --
282        Review logistics support            5/1/97   5/29/98                       [LINE CHART]
           elements
283        Review TOs for Requirements         5/1/97   5/29/98
           Baseline
284     Engineering Process Assessment        9/30/98   8/22/00
285        Identify engineering systems       9/30/98  11/25/98
           requirements
286        Review engineering systems        11/30/98  12/28/98
           process
287        Update process as required        12/29/98   1/20/99

                                                                    1998          1999            2000          2001
                                                                 ----------  --------------  --------------  ----------
ID   TASK NAME                                 START    FINISH   Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --  --  --
288        Monitor changes and adjust         1/21/99   8/22/00                       [LINE CHART]
           process as necessary
289     Repair Development Process            9/30/98   8/22/00
290        Implement process for repair       9/30/98  12/28/98
           development
291        Review scrap material history      9/30/98  12/28/98
292        Review current material held for    1/4/99   1/15/99
           engineering evaluation
293        Prepare & submit repair            1/19/99   8/15/00
           development improvement/VECP

                                                                    1998          1999            2000          2001
                                                                 ----------  --------------  --------------  ----------
ID   TASK NAME                                 START    FINISH   Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --  --  --
294        Upon approval, submit TO changes   4/14/99   8/22/00                       [LINE CHART]
           (as required) to Program Office
295     Data Management                       9/30/98   8/22/00
296        Review/Implement Management        9/30/98   8/22/00
           Process for PBA TOs
297           Review library process          9/30/98  11/13/98
298           Verify TOs in place            11/16/98  12/22/98
299           Identify & obtain updates as   11/16/98  12/30/98
              required

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

Source Selection Sensitive                                                     9

                                                                    1998          1999            2000          2001
                                                                 ----------  --------------  --------------  ----------
ID   TASK NAME                                 START    FINISH   Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --  --  --
300           Review TO Update process to    12/31/98   1/29/99                       [LINE CHART]
              maintain Library with current
301           Submit TO Changes (as            2/1/99   8/22/00
              required) to Program Office
302        Review/Implement Records           9/30/98   8/22/00
           Management for PBA
303           Review Records Management       9/30/98  11/25/98
              Process for PBA Workload
304           Implement Records Management   11/25/98  11/25/98
              Process
305           Review/Monitor Records         11/30/98   8/22/00
              Management during Transition

                                                                    1998          1999            2000          2001
                                                                 ----------  --------------  --------------  ----------
ID   TASK NAME                                 START    FINISH   Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --  --  --
306        Logistics Support in place for     1/29/99   1/29/99                       [LINE CHART]
           PBA Workload
307  WORK IN PROCESS (WIP) (Paragraph IIA 5)  9/30/98    8/2/99
308     Identify Team to conduct physical     9/30/98  11/18/98
        inventory
309     Establish Inventory Procedures       11/19/98    1/4/99
310     Inventory WIP with ACO/Government      1/5/99   1/26/99
        Representatives
311     Negotiate WIP with ACO                1/27/99    2/2/99

                                                                    1998          1999            2000          2001
                                                                 ----------  --------------  --------------  ----------
ID   TASK NAME                                 START    FINISH   Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --  --  --
312     Assume WIP                             2/3/99    2/3/99                       [LINE CHART]
313     Complete WIP                           2/4/99    8/2/99
314        F100                                2/4/99   6/25/99
315        TF39/T56                            2/4/99    8/2/99
316        Accessories                         2/4/99    8/2/99
317     WIP Complete                           8/2/99    8/2/99

                                                                          1997            1998            1999
                                                                     --------------  --------------  --------------
ID   TASK NAME                                 START    FINISH   Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --  --  --
318  WORKFORCE TRANSITION (SEE INDIVIDUAL      3/3/97   8/22/00                       [LINE CHART]
     PLANS) (Paragraph IIA-5
319     Workforce Transition Pre-Contract      3/3/97    9/2/98
        Award Activities
320        Determine                           3/3/97   5/30/97
           manpower/personnel/training
321        Information Fair #l (Pre-Award)     6/6/97    6/6/97
322        Information Fair #2 (Pre-Award)    7/12/97   7/12/97
323        Review/Update                       6/2/97    6/1/98
           manpower/personnel/training

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

10                                                    Source Selection Sensitive

                                                                          1997            1998            1999
                                                                     --------------  --------------  --------------
ID   TASK NAME                                 START    FINISH   Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --  --  --
324        LMKAC Pre-Award Activities          5/1/98   5/21/98                       [LINE CHART]
328        Develop Skills Cap Analysis &      5/22/98    5/9/98
           Contingency Plan
329        Information Fair #3 (Pre-Award)    8/15/98   8/15/98
330        Review Information Fair #3         8/17/98    9/2/98
           Results
334     Manpower                              9/30/98   8/22/00
335        Accomplish final review of         9/30/98   10/6/98
           manpower Organization

                                                                          1997            1998            1999
                                                                     --------------  --------------  --------------
ID   TASK NAME                                 START    FINISH   Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --  --  --
336        Identify hiring requirements to    10/7/98   10/9/98                       [LINE CHART]
           Personnel Organization
337        Review manpower authorization     10/13/98   11/2/98
           distribution
338        Reallocate Manpower requirements   11/3/98  11/16/98
           as required
339        Realign manpower throughout       11/17/98   8/22/00
           Transition as required
340     Personnel                             9/30/98   8/21/00
341        PBA PGM PROVIDES RIGHT OF FIRST    9/30/98   10/9/98
           REFUSAL

                                                                          1997            1998            1999
                                                                     --------------  --------------  --------------
ID   TASK NAME                                 START    FINISH   Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --  --  --
342        Finalize MOA with Kelly            10/7/98   10/8/98                       [LINE CHART]
           Personnel Office
343        Kelly Location                     9/30/98   8/21/00
344           Submit request to SA-ALC/MQ     10/1/98   10/9/98
              for Stand-Up
345           Transition Management Team on   10/9/98   10/9/98
              site at Kelly.
346           Establish OL for Initial       10/13/98  10/30/98
              Cadre
347           Staffing for Assumption of      9/30/98   8/21/00
              WIP/Production

                                                                          1997            1998            1999
                                                                     --------------  --------------  --------------
ID   TASK NAME                                 START    FINISH   Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --  --  --
348              Kelly Temporary Loans to    10/13/98   6/30/99                       [LINE CHART]
                 OL
349                 Identify requirements    10/13/98  10/16/98
                    for personnel loans to
                    Kelly
350                 Kelly Personnel Office   10/19/98  10/30/98
                    identifies potential
351                 Verify Temporary          11/2/98   1/27/99
                    employees'
352                 Move employees to OL      11/5/98    2/2/99
359                 Adjust Loans for Fill    11/16/98  12/15/98
                    Actions
                    (Permanent/Term)

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

Source Selection Sensitive                                                    11

                                                                          1997            1998            1999
                                                                     --------------  --------------  --------------
ID   TASK NAME                                 START    FINISH   Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --  --  --
360                 Return Employees to      12/16/98   6/25/99                       [LINE CHART]
                    Kelly
361                 Reduction in force        6/30/99   6/30/99
362              Hire Kelly Workers for Pba  10/13/98  11/20/98
                 Workload
363                 Kelly Worker             10/13/98  10/16/98
                    Recruitment Week
367                 Select personnel for     10/19/98  11/13/98
                    employment
372                 Update Skills Gap        10/26/98  11/20/98
                    Analysis & Contingency
                    Plan

                                                                          1997            1998            1999
                                                                     --------------  --------------  --------------
ID   TASK NAME                                 START    FINISH   Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --  --  --
373              Hire Term Employees         10/26/98   8/21/00                       [LINE CHART]
                 (Former Kelly Employees)
374                 Hire employees           10/26798  11/13/98
375                 Verify                   10/28/98  11/17/98
                    training/certification
376                 Employees report to OL    11/4/98    2/2/99
383                 Release Term employees     3/1/99   8/21/00
                    (as required)
384              Transfer Kelly Employees     11/2/98    7/3/00
                 to Tinker Location

                                                                          1997            1998            1999
                                                                     --------------  --------------  --------------
ID   TASK NAME                                 START    FINISH   Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --  --  --
385                 Transfer employees to     11/2/98    3/1/99                       [LINE CHART]
                    OL
386                 Process/Orientation       11/2/98    3/1/99
387                 Establish Transfer        11/2/98   3/27/00
                    Schedule
388                 Employees available to    11/5/98   5/26/00
                    support workload at
                    Kelly
389                 Move employees to          1/4/99    7/3/00
                    Tinker
390              Contract Field Team (CFT)    9/30/98   8/21/00
                 Augmentation

                                                                      1998            1999            2000       [ILLEGIBLE]
                                                                 --------------  --------------  --------------  -----------
ID   TASK NAME                                 START    FINISH   Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4     Q1  Q4
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --     --  --
399           LMKAC Hiring                    9/30/98    3/1/99                       [LINE CHART]
400              Finalize Transition          10/1/98   10/1/98
                 industry team members
401              LMKAC team visits Kelly &    10/2/98   10/2/98
                 SA-ALC Leaders
402              Phase in managers, key       10/2/98  10/15/98
                 supervisors, and HR
403              Verify & approve staffing    9/30/98   10/9/98
                 plans
404              OC-LM RECEIVES RIGHT         9/30/98   10/9/98
                 OF FIRST REFUSAL EMPL

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

12                                                    Source Selection Sensitive

                                                                      1998            1999            2000       [ILLEGIBLE]
                                                                 --------------  --------------  --------------  -----------
ID   TASK NAME                                 START    FINISH   Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4     Q1  Q2
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --     --  --
405              Finalize personnel           9/30/98  10/15/98                       [LINE CHART]
                 processing check list/
                 procedures
406              Complete final review &      9/30/98  10/20/98
                 prioritization of
                 applicants by
407              Prepare new employee         9/30/98  10/21/98
                 information packet
408              Conduct applicant open      10/23/98  10/23/98
                 house
409              Interview incumbent         10/20/98   11/2/98
                 employees with Right
                 of First
410              Interview and select        10/26/98   11/2/98
                 incumbent CFT employees

                                                                      1998            1999            2000       [ILLEGIBLE]
                                                                 --------------  --------------  --------------  -----------
ID   TASK NAME                                 START    FINISH   Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4     Q1  Q2
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --     --  --
411              Select incumbent employees   11/2/98  11/30/98                       [LINE CHART]
                 with Right of First
                 Refusal
412              Interview qualified         11/16/98  12/30/98
                 applicants for new hire
413              Select & provide offer       11/2/98   1/19/99
                 letters for prospective
                 employees
414              Establish personnel          11/2/98    l/6/99
                 reporting & processing
                 schedule
415              Define/coordinate position   1/25/99   2/26/99
                 requirements for
416              Complete LMKAC               10/1/98   2/26/99
                 Orientation/In-Processing

                                                                      1998            1999            2000       [ILLEGIBLE]
                                                                 --------------  --------------  --------------  -----------
ID   TASK NAME                                 START    FINISH   Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4     Q1  Q2
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --     --  --
417                 Complete pre-employment   10/1/98   2/26/99                       [LINE CHART]
                    medicals (as required
418                 Obtain licenses/           2/1/99   2/26/99
                    certifications
419              LMKAC employees in place      3/1/99    3/1/99
420        Tinker Location                    11/2/98   7/11/00
421           Kelly Transfers to Tinker        1/4/99    7/3/00
422              Move Employees from Kelly     1/4/99    7/3/00
                 to Tinker

                                                                      1998            1999            2000       [ILLEGIBLE]
                                                                 --------------  --------------  --------------  -----------
ID   TASK NAME                                 START    FINISH   Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4     Q1  Q2
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --     --  --
423           New Hires from Labor Pools      11/2/98   7/11/00                       [LINE CHART]
424              Select Employees from        11/2/98   6/19/00
                 Skilled Workers Register
431              Select Employees from       11/30/98   7/11/00
                 Wage Grade Helper Register
                 (Groups
436        Training                           9/30/98   7/11/00
437           Transition Team Training        10/6/98   10/6/98
438              Program review/Team          10/6/98   10/6/98
                 training

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

Source Selection Sensitive                                                    13

                                                                      1998            1999            2000       [ILLEGIBLE]
                                                                 --------------  --------------  --------------  -----------
ID   TASK NAME                                 START    FINISH   Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4     Q1  Q2
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --     --  --
439              Transition Lessons Learned   10/6/98   10/6/98                       [LINE CHART]
                 Training (Public &
                 Private)
440              Finalize Team control        10/6/98   10/6/98
                 systems
441           New Hires                       9/30/98   7/11/00
442              Finalize training            9/30/98   10/9/98
                 requirements
443              Update Skills Audit/Skills  10/19/98   2/28/00
                 Required (Gap Analysis)
444              Establish prioritized       10/19/98  12/31/98
                 training schedule

                                                                      1998            1999            2000       [ILLEGIBLE]
                                                                 --------------  --------------  --------------  -----------
ID   TASK NAME                                 START    FINISH   Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4     Q1  Q2
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --     --  --
445              Finalize training sources   10/28/98  12/31/98                       [LINE CHART]
446              Identify personnel for      12/28/98   2/25/00
                 training
447              Train/PAC certify            1/12/99   7/11/00
                 personnel
445     OL Fully Operational                  9/30/98    2/2/99
449     Trained Workforce In Place at Kelly    2/2/99    2/2/99
        for WIP/Production
450     Trained Workforce In Place at         7/ll/00   7/11/00
        Tinker

                                                                      1998            1999            2000       [ILLEGIBLE]
                                                                 --------------  --------------  --------------  -----------
ID   TASK NAME                                 START    FINISH   Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4     Q1  Q2
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --     --  --
451  PBA CONTRACTS PREVIOUSLY AWARDED FOR     8/11/97   8/22/00                       [LINE CHART]
     REQUIREMENTS
452     Pre-Contract Award Activities         8/11/97   9/25/98
453        Personnel in Place to monitor      8/11/97   8/11/97
           PBA Requirements Contracts
454        Database in place for tracking     8/12/97   9/25/98
455     Verify Contracts information         10/29/98  10/30/98
456     Review Requirements Contracts with    11/3/98  11/17/98
        PBA Program Office

                                                                      1998            1999            2000       [ILLEGIBLE]
                                                                 --------------  --------------  --------------  -----------
ID   TASK NAME                                 START    FINISH   Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4     Q1  Q2
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --     --  --
457     Update Database with Review results  11/18/98  11/25/98                       [LINE CHART]
458     Government provide subsequent        11/25/98   8/17/00
        database updates
459     Update database upon receipt of      11/30/98   8/17/00
        changes
460     Coordinate w/Government (90 days     11/25/98   8/22/00
        prior to termination action)
464     Process in Place for PBA             11/25/98  11/25/98
        Requirements Contracts
465  FACILITIES (SEE INDIV PLANS)(Para        9/30/98   8/21/00
     IIA-7 & Facilities & Equip Data)

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

14                                                    Source Selection Sensitive

                                                                      1998            1999            2000       [ILLEGIBLE]
                                                                 --------------  --------------  --------------  -----------
ID   TASK NAME                                 START    FINISH   Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4     Q1  Q2
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --     --  --
466     Establish Team for Facilities         9/30/98  10/21/98                          [LINE CHART]
        Review
467     Review facilities transition         10/22/98  10/23/98
468     At Kelly                              11/2/98   8/21/00
469        F100 (Building 301, 334, 360,      11/2/98   8/18/99
           647, 655)
470        TF39 (Building 30l, 303, 324,      11/2/98    8/2/99
           334, 360)
471        T56 (Building 301, 360, 535,       11/2/98    8/2/99
           647, 652/655)

                                                                      1998            1999            2000       [ILLEGIBLE]
                                                                 --------------  --------------  --------------  -----------
ID   TASK NAME                                 START    FINISH   Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4     Q1  Q2
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --     --  --
472        Fuel Accessories (Building 308,    11/2/98   8/21/00                          [LINE CHART]
           309, 329, 333, 345, 348, 647)
473        TF39 2LM (Building 347, 375,       11/2/98    8/2/99
           655)
474        T56 2LM (Building 324, 535)        11/2/98    8/2/99
475     At Tinker                             10/1/98   5/29/00
476        F100 (Building 3001 & Test Cell)   10/1/98    5/3/99
477        Fuel Accessories (Building 210)    12/1/98   5/29/00

                                                                      1998            1999            2000       [ILLEGIBLE]
                                                                 --------------  --------------  --------------  -----------
ID   TASK NAME                                 START    FINISH   Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4     Q1  Q2
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --     --  --
478        Fuel Accessories (Building         10/1/98   2/25/99                          [LINE CHART]
           3108/3902)
479        Fuel Accessories (Building         2/26/99   8/23/99
           3001/210)
480     Facilities In Place                   5/29/00   5/29/00
481  EQUIPMENT & TOOLING (SEE INDIV PLANS)     3/3/97   8/22/00
     (Para IIA-7 & Fac & Equip
482     Pre-Contract Award Activities          3/3/97   5/22/98
484     Review List at Post Award            10/19/98  10/30/98

                                                                      1998            1999            2000       [ILLEGIBLE]
                                                                 --------------  --------------  --------------  -----------
ID   TASK NAME                                 START    FINISH   Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4     Q1  Q2
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --     --  --
485     Joint Equipment Inventory             9/30/98  12/22/98                          [LINE CHART]
486        Establish Team for Joint           9/30/98   11/6/98
           Inventory for GFP
487        Accomplish Joint Inventory         11/9/98   12/8/98
488        Change records & transfer          11/9/98  12/22/98
           custody to OC-ALC
489     Calibration Plan                      11/9/98   1/29/99
490        Review current tooling             11/9/98  11/20/98
           calibration system &
           requirements

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

Source Selection Sensitive                                                    15

                                                                      1998            1999            2000       [ILLEGIBLE]
                                                                 --------------  --------------  --------------  -----------
ID   TASK NAME                                 START    FINISH   Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4     Q1  Q2
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --     --  --
491        Accomplish calibration            11/23/98   1/29/99                          [LINE CHART]
           requirements as required
492     Equipment & Tooling in place to        2/3/99    2/3/99
        assume WIP/Production
493     Equipment & Tooling in place to       8/22/00   8/22/00
        Exit Transition
494  COMMUNICATIONS (Paragraph IIA-7)         9/30/98   8/22/00
495     Communication in place at Tinker      9/30/98   9/30/98
496     MOA for utilization of existing PBA   9/30/98   8/22/00
        communications at Kelly

                                                                      1998            1999            2000       [ILLEGIBLE]
                                                                 --------------  --------------  --------------  -----------
ID   TASK NAME                                 START    FINISH   Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4     Q1  Q2
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --     --  --
497  REAL ESTATE/REAL PROPERTY (Paragraph     9/30/98   8/22/00                          [LINE CHART]
     IIA-7)
498     MOAs processed for Required Real      9/30/98   8/22/00
        Estate at Kelly
499  BASE OPERATIONS SUPPORT                  9/30/98   8/22/00
     (Paragraph IIA-7)
500     MOA in place for existing PBA         9/30/98   8/22/00
        support at Kelly
501  QUALITY (SEE SEPARATE ISO 9002 PLANS)    9/30/98    8/2/99
     (Paragraph IIA-8)
502     ISO 9002 Compliance                   10/1/98    8/2/99

                                                                      1998            1999            2000       [ILLEGIBLE]
                                                                 --------------  --------------  --------------  -----------
ID   TASK NAME                                 START    FINISH   Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4     Q1  Q2
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --     --  --
503        Complete OC-ALC ISO 9002 DCMC      10/1/98   10/1/98                          [LINE CHART]
           Audit
504        Complete Kelly ISO 9002            1/29/99   1/29/99
505        Complete LMKAC ISO 9002 DCMC        8/2/99    8/2/99
           Audit
506     ISO 9002 Compliance Complete           8/2/99    8/2/99
507     Warranty                              9/30/98    2/3/99
508        Review proposed Warranty Plan      9/30/98   11/4/98

                                                                      1998            1999            2000       [ILLEGIBLE]
                                                                 --------------  --------------  --------------  -----------
ID   TASK NAME                                 START    FINISH   Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4     Q1  Q2
---  ---------                               --------  --------  --  --  --  --  --  --  --  --  --  --  --  --     --  --
509        Train personnel on procedures      11/5/98   11/6/98                          [LINE CHART]
510        Advise customers of warranty       1/25/99   1/29/99
           process
511        Implement Warranty Process (on      2/3/99    2/3/99
           production inductions only)
512     Warranty In Place (for Production      2/3/99    2/3/99
        Units Only)
513  CRITICAL PROCESS DEMOS (SEE INDIVIDUAL   5/13/98   7/29/99
     PLANS)(Paragraph IIA-9)
514     F100 (Previously Accomplished Under   5/13/98    4/1/99
        F100 Core)

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

16                                                    Source Selection Sensitive

                                                                     1998            1999            2000       [ILLEGIBLE]
                                                                --------------  --------------  --------------  -----------
ID   TASK NAME                                START    FINISH   Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4     Q1  Q2
---  ---------                               -------  --------  --  --  --  --  --  --  --  --  --  --  --  --     --  --
515     TF39 (See Individual Plan for         3/1/99   7/13/99                          [LINE CHART]
        Details)
516     T56 (See Individual Plan for          5/3/99   7/21/99
        Details)
517     Fuel Accessories (See Individual      2/3/99   7/29/99
        Plan for Details)
518     TF39 2LM (See Individual Plan for     3/1/99   7/22/99
        Details)
519     T56 2LM (None required)               5/3/99    5/3/99
520     Process Demonstrations Complete      7/29/99   7/29/99

                                                                     1998            1999            2000       [ILLEGIBLE]
                                                                --------------  --------------  --------------  -----------
ID   TASK NAME                                START    FINISH   Q1  Q2  Q3  04  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4     Q1  Q2
---  ---------                               -------  --------  --  --  --  --  --  --  --  --  --  --  --  --     --  --
521  COMPUTER RESOURCES                       3/3/97   8/22/00                          [LINE CHART]
     (INFORMATION SYSTEMS)(Para
522     Pre-Contract Award Activities         3/3/97   5/29/98
523        Review data system requirements    3/3/97   5/29/98
           Plan
524     MOA in place for utilization of      9/30/98   8/22/00
        existing PBA computer resources at
        Kelly
525     Verify data system requirements      9/30/98  10/30/98
526     Establish system-to-system protocol  9/30/98  10/30/98

                                                                     1998            1999            2000       [ILLEGIBLE]
                                                                --------------  --------------  --------------  -----------
ID   TASK NAME                                START    FINISH   Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4     Q1  Q2
---  ---------                               -------  --------  --  --  --  --  --  --  --  --  --  --  --  --     --  --
527     Establish DO42(CEMS),                9/30/98   12/7/98                          [LINE CHART]
        GO81(CAMS)&G009 Interfaces
528        Tinker Location                   9/30/98  10/28/98
529        Kelly Location                    9/30/98   12/7/98
530     LMKAC Information Systems in place   9/30/98   2/25/99
        for Transition
531        Confirm use of required USAF      9/30/98  10/28/98
           systems
532        Launch/Implement LMKAC Business   9/30/98   2/25/99
           Systems (Accounting & HR)


Source Selection Sensitive                                                    17

                                                                     1998            1999            2000       [ILLEGIBLE]
                                                                --------------  --------------  --------------  -----------
ID   TASK NAME                                START    FINISH   Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4     Q1  Q2
---  ---------                               -------  --------  --  --  --  --  --  --  --  --  --  --  --  --     --  --
533     LMKAC Systems in preparation for     9/30/98   7/26/99                          [LINE CHART]
        Repair Operations
534        Develop Information System        9/30/98   2/25/99
537        Test/Implement Information        9/30/98   7/26/99
           System
543        Declare LMKAC Systems             7/26/99   7/26/99
           Implemented for Repair
           Operations
544  FULL RATE PRODUCTION (EXIT TRANSITION)   8/2/99   8/22/00
545     F100 Full Production Capability at    9/9/99    9/9/99
        OC-ALC Location

                                                                     1998            1999            2000       [ILLEGIBLE]
                                                                --------------  --------------  --------------  -----------
ID   TASK NAME                                START    FINISH   Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4     Q1  Q2
---  ---------                               -------  --------  --  --  --  --  --  --  --  --  --  --  --  --     --  --
546     TF39/T56 Full Production capability   8/2/99    8/2/99                          [LINE CHART]
        at LMKAC
547     Fuel & Airframe Accessories at       8/22/00   8/22/00
        OC-LM
548  COMPLETE ALL PBA TRANSITION EXIT        8/22/00   8/22/00
     CRITERIA
549  KELLY AIR FORCE BASE CLOSURE            7/13/01   7/13/01

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

18                                                    Source Selection Sensitive

TIP-1.2 OC-LM QUALITY TRANSITION INTEGRATION PLANS
See paragraph IIA-8 for details.

TIP-1.2.1 OC-ALC ISO 9002
(RFP Exhibits B, C, D, or E)

TOP LEVEL PLAN

                                                       1997          1998            1999            2000       [ILLEGIBLE]
                                                    ----------  --------------  --------------  --------------  -----------
ID   TASK NAME                     START    FINISH  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4   Q1  Q2
---  ---------                    -------  -------  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --   --  --
 1   CONTRACT AWARD               9/30/98  9/30/98                               [LINE CHART]
 2   PHASE I (Paragraph IIA-8.1)  6/16/97  11/5/97
14   PHASE 2 (Paragraph IIA-8.1)   8/1/97   9/2/98
24   PHASE 3 (Paragraph IIA-8.1)   3/2/98  10/1/98
47   PHASE 4 (Paragraph IIA-8.1)   8/3/98  9/30/98

DETAILED PLAN

                                                         1997            1998            1999            2000            2001
                                                    --------------  --------------  --------------  --------------  --------------
ID   TASK NAME                     START    FINISH  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4
---  ---------                    -------  -------  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --
 1   CONTRACT AWARD               9/30/98  9/30/98                                [LINE CHART]
 2   PHASE I (Paragraph IIA-8.1)  6/16/97  11/5/97
 3      PLAN                      6/16/97  8/15/97
 4         Create Project Plan    6/16/97  6/16/97
 5         Commit to              7/25/97  7/25/97
           Implementation
 6         Kick Off Meeting       8/15/97  8/15/97

                                                         1997            1998            1999            2000            2001
                                                    --------------  --------------  --------------  --------------  --------------
ID   TASK NAME                     START    FINISH  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4
---  ---------                    -------  -------  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --
 7         Select ISO IPT          7/1/97   7/8/97                                [LINE CHART]
 8      EDUCATION                 6/16/97  8/14/97
 9         Train IPT              6/16/97  8/14/97
10      GAP ANALYSIS              7/30/97   9/5/97
11         Documentation          7/30/97   9/5/97
12         Systems                7/30/97   9/5/97

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

Source Selection Sensitive                                                    19

                                                         1997            1998            1999            2000            2001
                                                    --------------  --------------  --------------  --------------  --------------
ID   TASK NAME                     START    FINISH  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4
---  ---------                    -------  -------  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --
13      Create ISO Page           7/15/97  11/5/97                                [LINE CHART]
14   PHASE 2 (Paragraph IIA-8.1)   8/1/97   9/2/98
15      DOCUMENT QUALITY           8/1/97   9/2/98
        MANAGEMENT
16         Train                   8/1/97  8/25/97
17            ISO Requirements     8/1/97  8/25/97
18            Format               8/1/97  8/25/97
19         Review/Revise/Write     9/1/97   9/2/98

                                                         1997            1998            1999            2000            2001
                                                    --------------  --------------  --------------  --------------  --------------
ID   TASK NAME                     START    FINISH  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4
---  ---------                    -------  -------  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --
20            Quality Policy      11/3/97  5/15/98                                [LINE CHART]
              Manual
21            Directorate          3/2/98  6/15/98
              Business/Quality
22            Instructions         9/1/97  6/15/98
23            Review for          6/16/98   9/2/98
              Consistency
24   PHASE 3 (Paragraph IIA-8.1)   3/2/98  10/1/98
25      IMPLEMENT                  3/2/98  10/1/98

                                                         1997            1998            1999            2000            2001
                                                    --------------  --------------  --------------  --------------  --------------
ID   TASK NAME                     START    FINISH  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4
---  ---------                    -------  -------  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --
26         Train                   3/2/98  10/1/98                                [LINE CHART]
27            Work Instructions/   3/2/98  10/1/98
              Procedure
28         Perform                 3/2/98  10/1/98
29            IAW Instructions     3/2/98  10/1/98
30            IAW Procedures       3/2/98  10/1/98
31            Revise               7/1/98  10/1/98

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

20                                                    Source Selection Sensitive

                                                         1997            1998            1999            2000            2001
                                                     --------------  --------------  --------------  --------------  --------------
ID  TASK NAME                      START    FINISH   Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4
--  ---------                     -------  -------   --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --
32             Instructions        7/1/98  10/1/98                                     [LINE CHART]
33             Procedures          7/1/98  10/1/98
34          Internal Audit         3/2/98   6/5/98
35             Select & Train      3/2/98   4/1/98
               Auditors
36             Audit Plan          3/2/98   3/2/98
37             Audit               3/2/98  4/24/98

                                                          1997            1998            1999            2000            2001
                                                     --------------  --------------  --------------  --------------  --------------
ID  TASK NAME                      START    FINISH   Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4
--  ---------                     -------  -------   --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --
38             Corrective Action  3/17/98   5/6/98                                     [LINE CHART]
               Outbrief
39             Corrective Action   6/1/98   6/5/98
               Follow-up
40          Internal Audit-Prep    5/5/98  7/31/98
            for DCMC
41             Audit Plan          5/5/98  7/31/98
42                Select & Train   5/5/98   5/8/98
                  Auditors
43                Internal Audit   5/5/98  5/20/98
                  of PBA

                                                          1997            1998            1999            2000            2001
                                                     --------------  --------------  --------------  --------------  --------------
ID  TASK NAME                      START    FINISH   Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4
--  ---------                     -------  -------   --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --
44                Out Brief        5/5/98   5/5/98                                     [LINE CHART]
45                Correct
                  Findings         5/5/98  5/26/98
46                Follow-up       7/21/98  7/31/98
47  PHASE 4 (Paragraph IIA-8.1)    8/3/98  9/30/98
48     DCMC Audit                  8/3/98  9/30/98
49        Pre-Assessment Audit     8/3/98  8/28/98
50        Correct Findings        8/31/98  9/30/98

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

Source Selection Sensitive                                                    21

TIP-1.2.2 LMKAC ISO 9002
(RFP Exhibits B, C, D, or E)

TOP LEVEL PLAN

                                                          1998            1999            2000            2001
                                                     --------------  --------------  --------------  --------------
ID  TASK NAME                      START    FINISH   Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1
--  ---------                    --------  -------   --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --
 1  CONTRACT AWARD                9/30/98  9/30/98                              [LINE CHART]
 2  PHASES 1 & 2: GAP             9/30/98  2/26/99
    ANALYSIS & INTERNAL
11  PHASE 3:                     12/28/98  5/19/99
    DOCUMENTATION
17  PHASE 4:                      1/27/99  7/30/99
    IMPLEMENTATION

DETAILED PLAN

                                                        1998          1999            2000            2001            2002
                                                     ----------  --------------  --------------  --------------  --------------
ID  TASK NAME                      START    FINISH   Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4
--  ---------                    --------  --------  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --
 1  CONTRACT AWARD                9/30/98   9/30/98                               [LINE CHART]
 2  PHASES 1 & 2: GAP             9/30/98   2/26/99
    ANALYSIS & INTERNAL
 3     Third Party Gap Analysis   9/30/98  10/14/98
 4     Internal Audits            9/30/98   2/26/99
 5        Select Auditors         9/30/98  10/14/98
 6        Audit Plan             10/15/98  10/15/98

                                                        1998          1999            2000            2001            2002
                                                     ----------  --------------  --------------  --------------  --------------
ID  TASK NAME                      START    FINISH   Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4
--  ---------                    --------  --------  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --
 7        LMKAC ISO Plan         10/19/98  10/30/98                               [LINE CHART]
          Orientation
 8        Audit                  10/19/98   1/13/99
 9        Corrective Action       11/2/98    2/4/99
          Outbrief
10        Corrective Action      11/16/98   2/26/99
          Follow-Up
11  PHASE 3:                     12/28/98   5/19/99
    DOCUMENTATION
12     Review/Revise/Write       12/28/98   5/19/99

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HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE
COMMISSION.]

22                                                    Source Selection Sensitive

                                                        1998         1999             2000           2001            2002
                                                    ----------  --------------  --------------  --------------  --------------
ID   TASK NAME                   START     FINISH   Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4
--   ---------                 --------   -------   --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --
13         Quality Policies    12/28/98   1/26/99                                   [LINE CHART]
           Manual
14         Department           1/27/99   4/21/99
           Quality
           Procedures
           Manuals
15         Department Work      2/25/99   5/19/99
           Instructions
16         Review               3/25/99   5/19/99
17   PHASE 4:                   1/27/99   7/30/99
     IMPLEMENTATION,
18      Training                1/27/99   7/30/99

                                                        1998         1999             2000           2001            2002
                                                    ----------  --------------  --------------  --------------  --------------
ID   TASK NAME                   START     FINISH   Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4
--   ---------                 --------   -------   --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --
19         LMKAC Quality        1/27/99   2/24/99                                   [LINE CHART]
           System Overview
20         Quality              2/25/99   5/19/99
           Procedures
21         Work Instructions    2/25/99   5/19/99
22         DCMC Audit           5/20/99    7/1/99
23         DCMC                 7/30/99   7/30/99
           Qualification
           Audit

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

Source Selection Sensitive                                                    23

PRODUCT LINE TRANSITION INTEGRATION PLANS

Our Product Line Transition Integration Plans show the individual engine or fuel accessories plan for each sub-area. The plans depict our selected events and supporting accomplishments for successfully transitioning through the major gates of the each engine or accessories with entrance and exit points. Each plan is tailored for the respective workload movement depending on its continuing operations location

2.1 F100 Engine         Purposely Omitted
2.2 TF39 Engine         Transition from Kelly AFB to LMKAC
2.3 T56 Engine          Transition from Kelly AFB to LMKAC
2.4 Fuel Accessories
    TF39                Transition from Kelly AFB to LMKAC
    T56                 Transition from Kelly AFB to LMKAC
    Airframe            Transition from Kelly AFB to Tinker AFB
2.5 TF39 2LM Addendum   Transition from Kelly AFB to LMKAC
2.6 T56 2LM Addendum    Transition from Kelly AFB to LMKAC

Key events tracked in the individual schedules include:

-    Facility Activation

-    Equipment Transfer

-    Manage SA-ALC WIP

-    Establish Manpower Base

-    Logistics Support

-    Production Phase-in

-    Critical Process Demonstrations

-    Initial Operating Capability

-    Full Operating Capability

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

24                                                    Source Selection Sensitive

TIP-1.3 PURPOSELY OMITTED

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

Source Selection Sensitive                                                    25

TIP-1.4 (RFP EXHIBITS B, C, D, OR E)

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

26                                                    Source Selection Sensitive

TIP-1.5 TF39 ENGINE TRANSITION INTEGRATION PLAN.
(RFP Exhibits B, C, D or E)

TOP LEVEL PLAN

                                                              1998                     1999                        2000
                                                       -------------------  --------------------------  --------------------------
ID   TASK NAME                      START     FINISH   QTR 2  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4
---  ---------                     --------  -------   -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
1    CONTRACT AWARD                 9/30/98  9/30/98                                  [LINE CHART]
2    TRANSITION TF39 ENGINE         9/30/98   8/2/99
     MODULE & COMPONENT
3       Logistics Pre-Planning      9/30/98  1/29/99
        (Paragraph IIA-4)
9       Manage SA-ALC WIP            1/5/99   8/2/99
        (Paragraph IIA-5)
15      Establish LMKAC Manpower    10/1/98   3/1/99
        Base (Paragraphs
        IIA-5 & 6)
104     Facility Transition        11/10/98   8/2/99
        (Para IIA-7 & Facilities
        & Equipment Data)
108     Equipment Transfer          11/9/98   8/2/99
        (Para IIA-7 & Facilities
        & Equipment Data)
113     Production Phase-in at      9/30/98   8/2/99
        Kelly
114        Plan Process             9/30/98  1/19/99
           Demonstrations
115        Production at SA-ALC      2/3/99   8/2/99
           (Paragraph IIA-5)
116        TF39 Critical Process    2/12/99  7/13/99
           Demos (Para IIA-9)
157        Transition Review        7/30/99   8/2/99
158     TF39 INITIAL OPERATING       2/3/99   2/3/99
        CAPABILITY AT KELLY
159     TF39 FULL OPERATING          8/2/99   8/2/99
        CAPABILITY AT KELLY
160     TF39 TRANSITION              8/2/99   8/2/99
        COMPLETE

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HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE
COMMISSION.]

Source Selection Sensitive                                                    27

DETAILED PLAN

                                                          [ILLEGIBLE]            1999                        2000
                                                         ------------  --------------------------  --------------------------  -----
ID  TASK NAME                          START    FINISH   QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1
--- ---------                        --------  --------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
 1  CONTRACT AWARD                    9/30/98   9/30/98                                  [LINE CHART]
 2  TRANSITION TF39 ENGINE            9/30/98    8/2/99
    MODULE & COMPONENT
 3     Logistics Pre-Planning         9/30/98   1/29/99
       (Paragraph IIA-4)
 4        Review WCDs/job            11/10/98   1/14/99
          standards/tech
          data & current
 5        Verify/Establish labor &   11/10/98   1/14/99
          material standards
 6        Stocklist & order           1/15/99   1/29/99
          non-available consumables

                                                          [ILLEGIBLE]              1999                        2000
                                                         ------------  --------------------------  --------------------------  -----
ID  TASK NAME                          START    FINISH   QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1
--- ---------                        --------  --------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
 7        Evaluate tech data         11/10/98  12/23/98                                  [LINE CHART]
          availability & update
          TO libraries
 8        Systems Interface &         9/30/98   12/4/98
          data systems transfer
 9     Manage SA-ALC WIP               1/5/99    8/2/99
       (Paragraph IIA-5)
10        Inventory WIP                1/5/99   1/26/99
11        Negotiate WIP with ACO      1/27/99    2/2/99
12        Assign manpower resources    1/5/99    2/2/99

                                                          [ILLEGIBLE]              1999                        2000
                                                         ------------  --------------------------  --------------------------  -----
ID  TASK NAME                          START    FINISH   QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1
--- ---------                        --------  --------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
13        OC-LM assumes WIP            2/3/99    2/3/99                                  [LINE CHART]
14        Complete WIP                 2/4/99    8/2/99
15     Establish LMKAC Manpower Base  10/1/98    3/1/99
       (Paragraphs IIA-5 & 6)
16        Recruit SA-ALC personnel   10/13/98  10/16/98
          (Post Award)
17        Personnel in place           2/2/99    2/2/99
          for WIP
18        LMKAC Hiring Plan           10/1/98   2/26/99

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HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE
COMMISSION.]

28                                                    Source Selection Sensitive

                                                          [ILLEGIBLE]             1999                        2000
                                                         ------------  --------------------------  --------------------------  -----
ID  TASK NAME                          START    FINISH   QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1
--- ---------                        --------  --------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
19        Trained LMKAC Workforce      3/1/99    3/1/99                                  [LINE CHART]
          in place to
          Exit Transition
20        Manpower Phase in at       10/13/98   2/26/99
          Kelly
104    Facility Transition/          11/10/98    8/2/99
       Integration (Paragraph IIA-7
       & Facilities &
105       Building 301, 303, 324,    11/10/98  12/23/98
          334, & 360 Facilities
          Review
106       Facilities Available for     2/3/99    2/3/99
          WIP Assumption
107       LMKAC Responsible for        8/2/99    8/2/99
          Repair Facilities for
          Continuing

                                                          [ILLEGIBLE]            1999                        2000
                                                         ------------  --------------------------  --------------------------  -----
ID  TASK NAME                          START    FINISH   QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1
--- ---------                        --------  --------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
108    Equipment Transfer             11/9/98    8/2/99                                  [LINE CHART]
       (Paragraph IIA-7 &
       Facilities & Equipment
109       Accomplish Joint            11/9/98   12/8/98
          Inventory
110       Submit paperwork for        11/9/98  12/15/98
          transfer
111       Equipment available to       2/3/99    2/3/99
          assume WIP
112       Internal transfer to         8/2/99    8/2/99
          LMKAC
113    Production Phase in at Kelly   9/30/98    8/2/99

                                                          [ILLEGIBLE]            1999                        2000
                                                         ------------  --------------------------  --------------------------  -----
ID  TASK NAME                          START    FINISH   QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1
--- ---------                        --------  --------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
114       Plan Process                9/30/98   1/19/99                                  [LINE CHART]
          Demonstrations
115       Production at SA-ALC         2/3/99    8/2/99
          (Paragraph IIA-5)
116       TF39 Critical Process       2/12/99   7/13/99
          Demonstrations (Paragraph
117          II - Machining &          3/1/99   4/30/99
             Grinding Stationary
             Components
118          III - Machining &        3/25/99   5/27/99
             Grinding Rotating
             Components
119          II - Chrome Plating      3/10/99    5/4/99
             (Shaft Journals)

                                                          [ILLEGIBLE]            1999                        2000
                                                         ------------  --------------------------  --------------------------  -----
ID  TASK NAME                          START    FINISH   QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1
--- ---------                        --------  --------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
120       II - Nickel Plating         3/15/99   4/23/99                                  [LINE CHART]
121       II - Silver Plating         3/22/99   4/30/99
122       II - Glass Bead Peening     3/10/99   3/23/99
123       II - Shot Peening           3/15/99   3/26/99
124       II - Welding (Titanium,     3/30/99   4/26/99
          Nickel, Cobalt Alloys)
125       III - Dabber Weld            4/5/99   5/14/99
          (CDP/HPT Seal Serrations)

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

Source Selection Sensitive                                                    29

                                                        [ILLEGIBLE]             1999                        2000
                                                       ------------  --------------------------  --------------------------
ID   TASK NAME                        START    FINISH  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1
---  ---------                       -------  -------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
126           II - Brazing, Tube     4/12/99   5/7/99                                  [LINE CHART]
              Joints (TMF Lube/
              Drain Lines)
127           II - Brazing,          4/19/99  5/31/99
              Honeycomb Bonding
              (CDP Stationary
128           II - Thermal Spray,    4/15/99  5/12/99
              Stat. Components
              (Compressor
129           II - Thermal Spray,    4/15/99  5/12/99
              Stat, Seal Surfaces
              (HPT Vent
130           II - Thermal Spray,    4/15/99  5/12/99
              Rot. Components
              (Spools, HPT
131           III - Thermal Spray,   4/15/99  5/27/99
              Rot. Components
              (S2 Comp Dsk,

                                                         [ILLEGIBLE]             1999                        2000
                                                        ------------  --------------------------  --------------------------
ID   TASK NAME                         START    FINISH  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1
---  ---------                       --------  -------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
132           II - Electro            4/22/99  5/19/99                                  [LINE CHART]
              Discharge Machining
              (LPT Nozzles)
133           II - Electro Chemical    5/3/99  5/31/99
              Grinding (Air Seals)
134           III - Rotor Assembly     3/1/99  7/13/99
              Process (All Rotors)
135           III - Rotor Blade Tip   4/15/99  6/17/99
              Grinding
136           II - Rotor Balancing    4/30/99   7/2/99
137           II - Rotating           4/22/99   6/3/99
              Component Static
              Balance

                                                         [ILLEGIBLE]             1999                        2000
                                                        ------------  --------------------------  --------------------------
ID   TASK NAME                         START    FINISH  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1
---  ---------                       --------  -------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
138           III - Stage 2 HPT        5/3/99   7/6/99                                  [LINE CHART]
              Nozzle Assembly &
              Grind Process
139           III - Combustor         4/15/99  5/27/99
              Overhaul
140           II - Structural Frame    4/2/99   7/6/99
              Assembly Process
              (FF, CRF,
141           II - Compressor          4/8/99  5/19/99
              Stator Assembly
              Process
142           II - Low Pressure       5/19/99  6/16/99
              Turbine Stator
              Assembly Process
143           III - Fan Stator        3/10/99   4/6/99
              Assembly Process

                                                         [ILLEGIBLE]             1999                        2000
                                                        ------------  --------------------------  --------------------------
ID   TASK NAME                         START    FINISH  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1
---  ---------                       --------  -------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
144           III - Gearbox           3/15/99  4/23/99                                  [LINE CHART]
              Assembly Process
145           II - Fluoresent         2/24/99  3/23/99
              Penetrant Inspection
146           II - Magnetic            3/1/99  3/26/99
              Particle Inspection
147           II - Radiographic        3/8/99   4/2/99
              Inspection (TMF Tube
              Joints)
148           II - Ultrasonic         3/15/99   4/9/99
              Inspection
              (LPT Disks, Fan
              Disks)
149           II - Eddy Current       2/24/99  3/23/99
              Inspection

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

30                                                    Source Selection Sensitive

                                                        [ILLEGIBLE]             1999                        2000
                                                       ------------  --------------------------  --------------------------
ID   TASK NAME                        START    FINISH  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1
---  ---------                      --------  -------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
150           I - Paint/Corrosion     3/1/99  3/26/99                                  [LINE CHART]
              Control
151           II - Grit Blast         3/1/99  3/26/99
              (Cleaning & Plasma
              Spray Preparation)
152           II - Chemical          2/24/99  3/23/99
              Cleaning/Stripping
153           II - Disassembly,      2/12/99  4/16/99
              Components
154           II - Airfoil Repair    2/24/99  3/23/99
              (Type I)
155           III - Airfoil Repair   2/12/99  4/16/99
              (Type II)

                                                        [ILLEGIBLE]             1999                        2000
                                                       ------------  --------------------------  --------------------------
ID   TASK NAME                        START    FINISH  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1
---  ---------                      --------  -------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
156           II - Honeycomb Seal    3/29/99   5/7/99                                  [LINE CHART]
              Repair (Dim.
              Restoration/SPAD
157        Transition Review         7/30/99   8/2/99
158     TF39 INITIAL OPERATING        2/3/99   2/3/99
        CAPABILITY AT KELLY
159     TF39 FULL OPERATING           8/2/99   8/2/99
        CAPABILITY AT KELLY
160     TF39 TRANSITION COMPLETE      8/2/99   8/2/99

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

Source Selection Sensitive                                                    31

TIP-1.6 T56 ENGINE TRANSITION INTEGRATION PLAN.
(RFP Exhibits B, C, D, or E)
TOP LEVEL PLAN

                                                                  [ILLIGIBLE]           1999                   2000
                                                                 ------------ ----------------------- -----------------------
ID   TASK NAME                                   START   FINISH   QTR 3 QTR 4 QTR 1 QTR 2 QTR 3 QTR 4 QTR 1 QTR 2 QTR 3 QTR 4
---  ---------                                 -------- --------  ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
 1   CONTRACT AWARD                             9/30/98  9/30/98                      [LINE CHART]
 2   T56 PBA TRANSITION PLAN                    9/30/98   8/2/99
 3      Launch T56 Transition Team              10/1/98   8/2/99
 4      Logistics Support (Paragraph            10/1/98   2/3/99
        IIA-4)
10      Manage SA-ALC WIP (Paragraph IIA-5)      1/5/99   8/2/99
15      Manpower Transition (Paragraphs         10/1/98   3/1/99
        IIA-5 & 6)
20      Facilities Transition (Para IIA-7 &     11/9/98   8/2/99
        Facilities & Equipment Data)
32      Equipment/Tooling Transfer (Para IIA-7  10/1/98   8/2/99
        & Facilities & Equipment Data)
39      Production Phase-In at Kelly            9/30/98   8/2/99
40         Current Systems Analysis             9/30/98 12/14/98
45         Process Modifications (as           12/15/98   2/3/99
           required)
52         T56 Production Phase-In               2/3/99   8/2/99
           (Para IIA-5)
54         Critical Processes Demonstrations     5/3/99  7/21/99
           (Paragraph IIA-9)
98         Transition Review                    7/30/99   8/2/99
99      T56 INITIAL OPERATING CAPABILITY AT      2/3/99   2/3/99
        KELLY

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

32                                                    Source Selection Sensitive

DETAILED PLAN

                                                                [ILLIGIBLE]           1999                    2000
                                                                ----------- ----------------------- -----------------------
ID   TASK NAME                                  START   FINISH  QTR 3 QTR 4 QTR 1 QTR 2 QTR 3 QTR 4 QTR 1 QTR 2 QTR 3 QTR 4
---  ---------                                -------- -------- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
 1   CONTRACT AWARD                            9/30/98  9/30/98                        [LINE CHART]
 2   T56 PBA TRANSITION PLAN                   9/30/98   8/2/99
 3      Launch T56 Transition Team             10/1/98   8/2/99
 4      Logistics Support (Paragraph           10/1/98   2/3/99
        IIA-4)
 5         Review WCDs/job standard/tech data  10/1/98 12/14/98
           & current established procedures
 6         Verify/Establish labor & material  12/15/98   2/3/99
           standards

                                                               [ILLIGIBLE]           1999                    2000
                                                               ----------- ----------------------- -----------------------
ID   TASK NAME                                  START   FINISH  QTR 3 QTR 4 QTR 1 QTR 2 QTR 3 QTR 4 QTR 1 QTR 2 QTR 3 QTR 4
---  ---------                                -------- -------- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
 7         Stocklist & order non-available     1/14/99   1/28/99                          [LINE CHART]
           consumbles
 8         Evaluate tech data availability &   11/5/98  12/18/98
           update TO liabraries
 9         Systems Interface & data systems    10/1/98   12/7/98
           transfer
10      Manage SA-ALC WIP (Paragraph II-5)      1/5/99    8/2/99
11         Conduct physical inventory of WIP    1/5/99   1/26/99
12         Identify & resolve variances with   1/27/99    2/2/99
           ACO

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

Source Selection Sensitive                                                    33

                                                          [ILLEGIBLE]             1999                       2000
                                                         ------------  --------------------------  --------------------------
ID  TASK NAME                          START    FINISH   QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1
--  ---------                        --------  --------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
13        OC-LM assumes WIP            2/3/99    2/3/99                                  [LINE CHART]
14        Complete WIP                 2/4/99    8/2/99
15     Manpower Transition            10/1/98    3/1/99
       (Paragraphs IIA-5 & 6)
16        Recruit SA-ALC personnel   10/13/98  10/16/98
          Post Award)
17        Personnel in place in WIP    2/2/99    2/2/99
          assumption
18        LMKAC Hiring Plan           10/1/98   2/26/99

                                                          [ILLEGIBLE]             1999                       2000
                                                         ------------  --------------------------  --------------------------
ID  TASK NAME                          START    FINISH   QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1
--  ---------                        --------  --------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
19        Trained LMKAC Workforce      3/1/99    3/1/99                                  [LINE CHART]
          in place to exit
          Transition
20     Facilities Transition/         11/9/98    8/2/99
       Integration (Paragraph IIA-7
       & Facilities & Equipment
       Data)
21        Conduct Joint Review of     11/9/98  12/11/98
          Buildings required during
          Transition
22           Building 301 -           11/9/98  11/13/98
             Industrial Plating
23           Building 360 - T56      11/16/98  11/20/98
             Engine Overhaul
24           Building 535 - T56      11/23/98  11/25/98
             Outdoor Test Pad

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

34                                                    Source Selection Sensitive

                                                          [ILLEGIBLE]             1999                       2000
                                                         ------------  --------------------------  --------------------------
ID  TASK NAME                          START    FINISH   QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1
--  ---------                        --------  --------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
25           Building 652/655 -      11/30/98   12/4/98                                  [LINE CHART]
             Herrera Engine Test
             Facility
26           Building 647 - Engine    12/7/98  12/11/98
             Container Repair
27        Immediate Maintenance/     12/14/98   5/28/99
          Upgrade required
28           Detail facilities       12/14/98    1/5/99
             requiring maintenance/
             upgrade
29           Facilities Repair/        1/6/99   5/28/99
             Maintenance
30        Facilities in place to       2/3/99    2/3/99
          assume T56 - WIP/Production

                                                          [ILLEGIBLE]             1999                       2000
                                                         ------------  --------------------------  --------------------------
ID  TASK NAME                          START    FINISH   QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1
--  ---------                        --------  --------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
31        LMKAC responsible for        8/2/99    8/2/99                                  [LINE CHART]
          Repair Facilities for
          Continuing Operations
32     Equipment/Tooling Transfer     10/1/98    8/2/99
       (Paragraph IIA-7 &
       Facilities & Equipment Data)
33        Review Equipment/Tooling    10/1/98  10/29/98
          list for T56 PBA - Post
          award
34        Conduct Joint Equipment/    11/9/98  12/15/98
          Tooling Inventory
35           Accomplish joint         11/9/98   12/8/98
             inventory
36           Submit paperwork for     12/2/98  12/15/98
             transfer

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

Source Selection Sensitive                                                    35

                                                           [ILLEGIBLE]           1999                    2000
                                                           ----------- ----------------------- ----------------------
ID   TASK NAME                             START   FINISH  QTR 3 QTR 4 QTR 1 QTR 2 QTR 3 QTR 4 QTR 1 QTR 2 QTR 3 QTR 4 QTR 1
---  ---------                           -------- -------- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
37         Equipment/Tooling in Place to   2/3/99   2/3/99                            [LINE CHART]
           assume WIP/Production
38         Internal transfer to LMKAC      8/2/99   8/2/99
39      Production Phase-In at Kelly      9/30/98   8/2/99
40         Current System Analysis        9/30/98 12/14/98
45         Process Modification (as      12/15/98   2/3/99
           required)
52         T56 Production Phase-In         2/3/99   8/2/99
           (Paragraph IIA-5)

                                                           [ILLEGIBLE]           1999                    2000
                                                           ----------- ----------------------- ----------------------
ID   TASK NAME                             START   FINISH  QTR 3 QTR 4 QTR 1 QTR 2 QTR 3 QTR 4 QTR 1 QTR 2 QTR 3 QTR 4 QTR 1
---  ---------                           -------- -------- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
53            Production at SA-ALC         2/3/99   8/2/99                            [LINE CHART]
54         Critical Process                5/3/99  7/21/99
           Demonstration (Paragraph
           IIA-9)
55            II - Component Cleaning      5/3/99   5/5/99
56            T56 Power Section            5/3/99  5/13/99
57               I - Power                 5/3/99   5/3/99
                 Section/Compressor
                 module/turbine Module
58               II - Power Section        5/4/99   5/6/99
                 assembly/module
                 installation

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

36                                                    Source Selection Sensitive

                                                           [ILLEGIBLE]           1999                    2000
                                                           ----------- ----------------------- ----------------------
ID   TASK NAME                              START   FINISH QTR 3 QTR 4 QTR 1 QTR 2 QTR 3 QTR 4 QTR 1 QTR 2 QTR 3 QTR 4 QTR 1
---  ---------                             ------- ------- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
59            III - Power Section testing   5/7/99 5/13/99                             [LINE CHART]
60         T56 Compressor                   5/3/99 6/15/99
61            III - Compressor module       5/3/99  5/7/99
              assembly
62            II - Inspect & repair        5/10/99 5/12/99
              compressor air inlet housing
              assembly & extention shaft
63            II - Inspect & repair        5/13/99 5/17/99
              Compressor case
64            II - Inspect & repair        5/18/99 5/20/99
              compressor vane assemblies

                                                           [ILLEGIBLE]           1999                    2000
                                                           ----------- ----------------------- ----------------------
ID   TASK NAME                              START   FINISH QTR 3 QTR 4 QTR 1 QTR 2 QTR 3 QTR 4 QTR 1 QTR 2 QTR 3 QTR 4 QTR 1
---  ---------                             ------- ------- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
65            II - Inspect & repair        5/21/99 5/26/99                              [LINE CHART]
              compressor rotor assembly
              (wheels, blades & tie bolt)
66            II - Inspect & repair        5/27/99 5/31/99
              compressor diffuser case
67            II - Inspect & repair         6/1/99  6/3/99
              accessory drive housing
68            II - Inspect & repair the     6/4/99  6/8/99
              combustion outer casing,
              inner casing and liner
69            III - Inspect & repair        6/9/99 6/15/99
              combustion liner
70         T56 Turbine                      5/3/99 6/22/99

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

Source Selection Sensitive                                                    37

                                                       [ILLEGIBLE]             1999                        2000
                                                      ------------  --------------------------  --------------------------
ID  TASK NAME                        START    FINISH  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1
--  ---------                       -------  -------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
71              III - Turbine        5/3/99   5/7/99                                  [LINE CHART]
                Module assembly
72              II - Inspect &      5/10/99  5/12/99
                repair turbine
                coupling shaft &
                turbine-to-
                compressor tie
73              II - Inspect &      5/13/99  5/17/99
                repair turbine
                inlet casing
74              II - Insp&repair    5/18/99  5/20/99
                turbine front
                bearing cage,
                turbine front
                bearing
                spt&turbine
75              II - Inspect &      5/21/99  5/26/99
                repair turbine
                guide vane & seal
                support
76              III - Inspect &     5/27/99   6/2/99
                repair turbine
                rotor assembly
                (wheels, spacers
                blades & tie bolt)

                                                       [ILLEGIBLE]             1999                        2000
                                                      ------------  --------------------------  --------------------------
ID  TASK NAME                        START    FINISH  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1
--  ---------                       -------  -------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
77              III - Inspect &      6/3/99   6/9/99                                 [LINE CHART]
                repair turbine
                vane segment
                assemblies
78              II - Inspect &      6/10/99  6/14/99
                repair turbine
                vane casing
79              II - Inspect &      6/15/99  6/17/99
                repair turbine
                rear bearing
                support assembly
80              II - Inspect &      6/18/99  6/22/99
                test turbine
                thermocouples
81           RGB & Torquemeter       5/3/99  7/21/99
82              I - Reduction Gear   5/3/99   5/3/99
                Box Disassembly

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

38                                                    Source Selection Sensitive

                                                       [ILLEGIBLE]             1999                        2000
                                                      ------------  --------------------------  --------------------------
ID  TASK NAME                        START    FINISH  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1
--  ---------                       -------  -------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
83              III - Reduction      5/4/99  5/10/99                                 [LINE CHART]
                gearbox assembly
84              III - Reduction     5/11/99  5/17/99
                gearbox testing
85              I - Torquemeter &   5/18/99  5/18/99
                safety coupling
                disassembly
86              III - Inspect,      5/19/99  5/26/99
                repair, & test
                torquemeter &
                safety coupling
                assembly
87              II - Inspect,       5/27/99  5/31/99
                repair, & test
                torquemeter pickup
88              II - Inspect &       6/1/99   6/3/99
                repair reduction
                gear front housing

                                                       [ILLEGIBLE]             1999                        2000
                                                      ------------  --------------------------  --------------------------
ID  TASK NAME                        START    FINISH  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1
--  ---------                       -------  -------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
89              II - Inspect &       6/4/99   6/8/99                                 [LINE CHART]
                repair reduction
                gear rear housing
90              II - Inspect &       6/9/99  6/11/99
                repair main &
                innner diaphragms
91              III - Inspect &     6/14/99  6/18/99
                repair propeller
                brake
92              III - Inspect &     6/21/99  6/25/99
                repair main drive
                gear
93              III - Inspect &     6/28/99   7/2/99
                repair propeller
                shaft
94              II - Inspect &       7/6/99   7/8/99
                repair planet gear
                assembly

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

Source Selection Sensitive                                                    39

                                                        [ILLEGIBLE]             1999                        2000
                                                       ------------  --------------------------  --------------------------
 ID  TASK NAME                        START    FINISH  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1
---  ---------                       -------  -------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
 95              II - Gear & spline   7/9/99  7/13/99                                 [LINE CHART]
                 inspection
 96              II - Labyrinth      7/14/99  7/16/99
                 seal inspection
 97              II - Bearing        7/19/99  7/21/99
                 Inspection
 98        Transition Review         7/30/99   8/2/99
 99     T56 INITIAL OPERATING         2/3/99   2/3/99
        CAPABILITY AT KELLY
100     T56 FULL OPERATING            8/2/99   8/2/99
        CAPABILITY AT KELLY UNDER
        LMKAC
101     T56 TRANSITION COMPLETE       8/2/99   8/2/99

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

40                                                    Source Selection Sensitive

TIP-1.7 Fuel Accessories Transition Integration Plan Addendum.
(RFP Exhibits C, D or E)
Top Level Plan

                                                                    1998          1999            2000
                                                                 ----------  --------------  --------------
ID  TASK NAME                                  START    FINISH   Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4
--  ---------                                --------  --------  --  --  --  --  --  --  --  --  --  --  --
 1  CONTRACT AWARD - FUEL                     9/30/98   9/30/98                 [LINE CHART]
    ACCESSORIES
 2  TRANSITION OC-ALC                         10/1/98   8/22/00
    ACCESSORIES
 3     Logistics Support                      10/1/98   8/16/99
       (Paragraph IIA-4)
 8     Manage SA-ALC WIP                      10/1/98    5/5/99
       (Paragraph IIA-5)
14     Establish OC-ALC Manpower Base        10/13/98   7/11/00
       (Paragraphs IIA-5 & 6)
31     Facility Activation (Para              10/1/98   5/29/00
       IIA-7 & Facilities &
       Equipment Data)
39     Equipment Transfer (Para               11/9/98   8/22/00
       IIA-7 & Facilities &
       Equipment Data)
55     Production Phase-in at                 10/1/98   8/22/00
       OC-ALC
56        Plan Process Demonstrations         10/1/98   1/20/99
57        F100 C&A Phase-in (Para IIA-5)       2/3/99   8/22/00
58           Production at SA-ALC              2/3/99   8/21/00
59           F100 C&A Critical Process         2/4/99    7/2/99
             Demonstrations (Para IIA-9)
74           Production at OC-ALC              7/6/99   8/22/00
75     Airframe Fuel Accessories               2/3/99   8/21/00
       Phase-in (Paragraph IIA-5)
76        Production at SA-ALC                 2/3/99   8/21/00

                                                                       1998          1999            2000
                                                                    ----------  --------------  --------------
ID   TASK NAME                                    START    FINISH   Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4
---  ---------                                  --------  --------  --  --  --  --  --  --  --  --  --  --  --
103     TRANSITION TF39 FUEL                     9/30/98    8/2/99             [LINE CHART]
        ACCESSORIES
104        Logistics Support (Paragraph          10/1/98  12/14/98
           IIA-4)
109        Manage SA-ALC WIP (Paragraph          10/1/98    2/3/99
           IIA-5)
115        Establish OC-LM (LMKAC) Manpower      10/1/98    3/1/99
           Base (Para IIA-5 & 6)
120        Facility Activation (Para IIA-7       0/30/98    8/2/99
           & Facilities & Equipment Data)
134        Equipment Transfer (Para IIA-7 &      11/9/98    8/2/99
           Facilities & Equipment Data)
140        Production Phase-In at Kelly          9/30/98    8/2/99

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

Source Selection Sensitive                                                    41

                                                                      1998          1999            2000
                                                                   ----------  --------------  --------------
ID   TASK NAME                                  START     FINISH   Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4
---  ---------                                --------   --------  --  --  --  --  --  --  --  --  --  --  --
141        Plan Process Demonstrations         9/30/98    1/19/99                 [LINE CHART]
142        Production at SA-ALC (Paragraph      2/3/99     8/2/99
           IIA-5)
143        TF39 C&A Critical Process            3/1/99    7/29/99
           Demonstrations (Para IIA-9)
158     Transition Review                      7/30/99     8/2/99
159     TF39 C&A INITIAL OPERATING              2/3/99     2/3/99
        CAPABILITY
160     TF39 C&A FULL OPERATING CAPABILITY      8/2/99     8/2/99
161     TF39 C&A TRANSITION COMPLETE            8/2/99     8/2/99
162
163  TRANSITION T56 ACCESSORIES                9/30/98     8/2/99
164     Launch T56 Accessories Transition      9/30/98     8/2/99
        Team
165     Logistics Support (Paragraph IIA-4)    10/1/98     2/2/99

                                                                      1998          1999            2000
                                                                   ----------  --------------  --------------
ID   TASK NAME                                  START     FINISH   Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4
---  ---------                                --------   --------  --  --  --  --  --  --  --  --  --  --  --
171     Manage SA-ALC WIP (Paragraph IIA-5)     1/5/99     8/2/99                 [LINE CHART]
176     Manpower Transition (Paragraphs        10/1/98     3/1/99
        IIA-5 & 6)
181     Facilities Transition (Para IIA-7 &    11/9/98     8/2/99
        Facilities & Equipment Data)
192     Equipment/Tooling Transfer (Para       10/1/98     8/2/99
        IIA-7 & Facilities & Equip Data)
199     T56 Production Phase-In at Kelly       9/30/98     8/2/99
200        Analyze current system              9/30/98   12/14/98
205        Modify processes (as required)     12/15/98     2/2/99
212        Production Phase-In (Paragraph       2/3/99     8/2/99
           IIA-5)
213        T56 C&A Critical Processes           5/3/99    7/13/99
           Demonstrations (Para IIA-9)
236     Transition Review                      7/30/99     8/2/99
237     T56 ACCESSORIES INITIAL                 2/3/99     2/3/99
        OPERATING CAPABILITY
238     T56 ACCESSORIES FULL                    8/2/99     8/2/99
        OPERATING CAPABILITY
239     T56 ACCESSORIES TRANSITION              8/2/99     8/2/99
        COMPLETE

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

42                                                    Source Selection Sensitive

DETAILED PLAN

                                                                        [ILLEGIBLE]          1999         [ILLEGIBLE]
                                                                        -----------   -----------------   -----------
ID   TASK NAME                                      START     FINISH      Q3   Q4     Q1   Q2   Q3   Q4     Q1   Q2
--   ---------                                    --------   --------     --   --     --   --   --   --     --   --
 1   CONTRACT AWARD - FUEL ACCESSORIES             9/30/98    9/30/98                    [LINE CHART]
 2   TRANSITION OC-ALC ACCESSORIES                 10/1/98    8/22/00
 3      Logistics Support (Paragraph IIA-4)        10/1/98    8/16/99
 4         Input labor & material standards        10/1/98    6/11/99
 5         Establish WCD & ITS Routing Document   10/30/98    8/16/99
 6         Establish shop floor TO libraries       10/l/98    3/25/99

                                                                        [ILLEGIBLE]          1999         [ILLEGIBLE]
                                                                        -----------   -----------------   -----------
ID   TASK NAME                                      START     FINISH      Q3   Q4     Q1   Q2   Q3   Q4     Q1   Q2
--   ---------                                    --------   --------     --   --     --   --   --   --     --   --
 7         Systems Interface & data transfer       10/1/98    6/18/99                    [LINE CHART]
 8      Manage SA-ALC WIP (Paragraph IIA-5)        10/1/98     5/5/99
 9         Joint Material Inventory               11/30/98   12/31/98
10         Joint WIP Inventory                      1/5/99    1/26/99
11         Setup Operating Location                10/1/98     2/3/99

                                                                        [ILLEGIBLE]          1999         [ILLEGIBLE]
                                                                        -----------   -----------------   -----------
ID   TASK NAME                                      START     FINISH      Q3   Q4     Q1   Q2   Q3   Q4     Q1   Q2
--   ---------                                    --------   --------     --   --     --   --   --   --     --   --
12         Confirm WIP with ACO                    1/27/99     2/2/99                    [LINE CHART]
13         Assume WIP production at SA-ALC          2/3/99     5/5/99
14      Establish OC-ALC Manpower Base            10/13/98    7/11/00
        (Paragraphs IIA-5&6)
15         Recruit SA-ALC personnel               10/13/98   11/13/98
16         Phase 1 - Manpower Buildup               2/4/99     8/9/99
17            Transfer personnel                    2/4/99    6/14/99

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

Source Selection Sensitive                                                    43

                                                                        [ILLEGIBLE]          1999         [ILLEGIBLE]
                                                                        -----------   -----------------   -----------
ID   TASK NAME                                      START     FINISH      Q3   Q4     Q1   Q2   Q3   Q4     Q1   Q2
--   ---------                                    --------   --------     --   --     --   --   --   --     --   --
18            Update PAC certification              3/5/99    5/13/99                    [LINE CHART]
19            Hire personnel                        2/4/99    6/25/99
20            Train & PAC certify personnel        2/26/99     8/9/99
21         Phase 2 - Manpower Buildup              8/10/99    1/27/00
22            Transfer personnel                   8/10/99    1/20/00
23            Update PAC certification             9/22/99    12/6/99

                                                                        [ILLEGIBLE]          1999         [ILLEGIBLE]
                                                                        -----------   -----------------   -----------
ID   TASK NAME                                      START     FINISH      Q3   Q4     Q1   Q2   Q3   Q4     Q1   Q2
--   ---------                                    --------   --------     --   --     --   --   --   --     --   --
24            Hire personnel                       8/10/99     1/5/00                    [LINE CHART]
25            Train & PAC certify personnel        8/10/99    1/27/00
26         Phase 3 - Manpower Buildup              1/28/00    7/11/00
27            Transfer personnel                   1/28/00     7/3/00
28            Update PAC certification             3/13/00    5/19/00
29            Hire personnel                       1/28/00    6/19/00

                                                                        [ILLEGIBLE]          1999         [ILLEGIBLE]
                                                                        -----------   -----------------   -----------
ID   TASK NAME                                      START     FINISH      Q3   Q4     Q1   Q2   Q3   Q4     Q1   Q2
--   ---------                                    --------   --------     --   --     --   --   --   --     --   --
30            Train & PAC certify personnel        1/28/00    7/11/00                    [LINE CHART]
31      Facility Activation (Paragraph IIA-7       10/1/98    5/29/00
        & Facilities & Equipment Data)
32         Bldg 210 Air/Fuel Accessory             12/1/98    5/29/00
           Test Cells
33            Design                               12/1/98     6/4/99
34            Contracting                           6/7/99     9/7/99
35            Construction                          9/8/99    5/29/00

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

44                                                    Source Selection Sensitive

                                                                    [ILLEGIBLE]         1999          [ILLEGIBLE]
                                                                    -----------   -----------------   -----------
ID   TASK NAME                                   START    FINISH      Q3   Q4     Q1   Q2   Q3   Q4     Q1   Q2
--   ---------                                  -------   -------     --   --     --   --   --   --     --   --
36         Facility Site Preparations           10/1/98   8/23/99                    [LINE CHART]
37            Site Preparation Buildings        10/1/98   2/25/99
              3108/3902
38            Site Preparation Buildings        2/26/99   8/23/99
              3001/210
39      Equipment Transfer (Paragraph           11/9/98   8/22/00
        IIA-7 & Facilities & Equipment Data)
40         Accomplish Joint Equipment           11/9/98   12/8/98
           Inventory
41         Phase 1 - 65 Stands                   2/4/99   9/28/99

                                                                    [ILLEGIBLE]         1999          [ILLEGIBLE]
                                                                    -----------   -----------------   -----------
ID   TASK NAME                                   START    FINISH      Q3   Q4     Q1   Q2   Q3   Q4     Q1   Q2
--   ---------                                  -------   -------     --   --     --   --   --   --     --   --
42            Disconnect, pack, ship             2/4/99   7/19/99                    [LINE CHART]
43            Install & calibrate test stands    3/5/99   9/28/99
44         Phase 2 - 65 Stands                  7/20/99   3/17/00
45            Disconnect, pack, ship            7/20/99    1/5/00
46            Install & calibrate test stands   8/17/99   3/17/00
47         Phase 3 - 64 Stands                   1/6/00   8/15/00

                                                                   [ILLEGIBLE]         1999          [ILLEGIBLE]
                                                                   -----------   -----------------   -----------
ID   TASK NAME                                   START    FINISH     Q3   Q4     Q1   Q2   Q3   Q4     Q1   Q2
--   ---------                                  -------   -------    --   --     --   --   --   --     --   --
48            Disconnect, pack, ship             1/6/00   6/19/00                      [LINE CHART]
49            Install & calibrate test stands    2/4/00   8/15/00
50         Building 210 - Air/Fuel Accessory     6/6/00   8/22/00
           Test Cells
51            Disconnect, pack, ship             6/6/00   6/19/00
52            Install & calibrate - 3 stands    6/20/00   7/18/00
53            Disconnect, pack, ship            7/19/00    8/1/00

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

Source Selection Sensitive                                                    45

                                                                                1999             2000
                                                                         -----------------   ------------
ID   TASK NAME                                   START     FINISH   Q4   Q1   Q2   Q3   Q4   Q1   Q2   Q3
--   ---------                                  -------   -------   --   --   --   --   --   --   --   --
54            Install & calibrate- 3 stands      8/2/00   8/22/00                [LINE CHART]
55      Production Phase-in at OC-ALC           10/1/98   8/22/00
56         Plan Process Demonstrations          10/1/98   1/20/99
57         F100 C&A Phase-in
           (Paragraph IIA-5)                     2/3/99   8/22/00
58            Production at SA-ALC               2/3/99   8/21/00
59            F100 C&A Critical Process          2/4/99    7/2/99
              Demonstrations
              (Paragraph IIA-9)

                                                                                1999             2000
                                                                         -----------------   ------------
ID   TASK NAME                                   START     FINISH   Q4   Q1   Q2   Q3   Q4   Q1   Q2   Q3
--   ---------                                  -------   -------   --   --   --   --   --   --   --   --
60               II - UFC Overhaul & Test        2/4/99   3/11/99                [LINE CHART]
61               III - Main Fuel Control 220    3/12/99   4/15/99
                 Overhaul & Test
62               III - Augmentor Fuel Control   4/16/99   5/20/99
                 220 Overhaul & Test
63               III - Fuel Pump Overhaul       5/21/99    6/1/99
                 & Test
64               III - Augmentor Fuel Pump      6/14/99    7/2/99
                 Overhaul & Test
65               III - EEC Overhaul & Test       2/4/99    3/4/99

                                                                                1999             2000
                                                                         -----------------   ------------
ID   TASK NAME                                   START     FINISH   Q4   Q1   Q2   Q3   Q4   Q1   Q2   Q3
--   ---------                                  -------   -------   --   --   --   --   --   --   --   --
66               III - Anti-Ice Valve            3/5/99   3/18/99                [LINE CHART]
                 Overhaul & Test
67               III - CENC Overhaul & Test     3/19/99   4/15/99
68               III - Oil Cooler Overhaul &     2/4/99   2/18/99
                 Test
69               III - Scavenge Pump Overhaul   2/19/99   3/11/99
                 & Test
70               III - Valves Overhaul & Test   3/12/99    4/1/99
71               III - P&D Valve Overhaul &      4/2/99   4/15/99
                 Test

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

46                                                    Source Selection Sensitive

                                                                                            1999                 2000
                                                                                   ---------------------   ---------------
ID    TASK NAME                                          START     FINISH     Q4    Q1    Q2    Q3    Q4    Q1    Q2    Q3
---   ---------                                        --------   --------   ---   ---   ---   ---   ---   ---   ---   ---
72                III - TT2.5 Sensor Overhaul & Test     2/4/99    2/25/99                    [LINE CHART]
73                III - N2 Sensor Overhaul & Test       2/26/99    3/18/99
74             Production at OC-ALC                      7/6/99    8/22/00
75          Airframe Fuel Accessories Phase-in           2/3/99    8/21/00
            (Paragraph IIA-5)
76             Production at SA-ALC                      2/3/99    8/21/00
77             Fuel Accessories Critical Process         2/3/99    5/19/99
               Demonstration (Paragraph IIA-9)

                                                                                            1999                 2000
                                                                                   ---------------------   ---------------
ID    TASK NAME                                          START     FINISH     Q4    Q1    Q2    Q3    Q4    Q1    Q2    Q3
---   ---------                                        --------   --------   ---   ---   ---   ---   ---   ---   ---   ---
78                III - Heat Exchanger UA534149-21       2/3/99    2/17/99                    [LINE CHART]
                  Epoxy, Welding & Test
79                III - Heat Exchanger UA534149-19      2/18/99     3/3/99
                  Epoxy, Welding & Test
80                II - Heater Strainer 147601-2 Test     3/4/99    3/24/99
81                III - Valve 3214468-3-1 Overhaul       2/3/99    2/24/99
                  & Test
82                III - Quadrant 43051-017 Overhaul     2/25/99    3/17/99
                  & Test
83                III - Receptacle 2761117-102          3/18/99     4/7/99
                  Overhaul & Test

                                                                                            1999                 2000
                                                                                   ---------------------   ---------------
ID    TASK NAME                                          START     FINISH     Q4    Q1    Q2    Q3    Q4    Q1    Q2    Q3
---   ---------                                        --------   --------   ---   ---   ---   ---   ---   ---   ---   ---
84                III - Valve 255299-4 Overhaul &        4/8/99    4/28/99                    [LINE CHART]
                  Test
85                III - Valve Assembly 2660415          4/29/99    5/19/99
                  Overhaul & Test
86                III - Pump 53-58147-25 Ovehaul &       2/3/99    2/17/99
                  Test
87                III - Fuel Pump 60-357-1 Potting,     2/18/99     3/3/99
                  Dielectric, Insulation, Bonding
88                III - Fuel Pump 60-367-2 Potting,      3/4/99    3/17/99
                  Dielectric, Insulation, Bonding
89                II - Starter Generator 23046-019       2/3/99    2/24/99
                  Test

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

Source Selection Sensitive                                                    47

                                                                                          1999                 2000
                                                                                 ---------------------   ---------------
ID    TASK NAME                                        START     FINISH     Q4    Q1    Q2    Q3    Q4    Q1    Q2    Q3
---   ---------                                      --------   --------   ---   ---   ---   ---   ---   ---   ---   ---
90                II - Starter Generator 30B37-31B    2/25/99    3/17/99                    [LINE CHART]
                  Test
91                II - Actuator 40283D Test           3/18/99     4/7/99
92                II - Actuator 151709 Test            4/8/99    4/28/99
93                II - Actuator 107797A100 Test       4/29/99    5/19/99
94                II - Valve 1321-575030M2 Test        2/3/99    2/24/99
95                II - Valve 40405 Test               2/25/99    3/17/99

                                                                                          1999                 2000
                                                                                 ---------------------   ---------------
ID    TASK NAME                                        START     FINISH     Q4    Q1    Q2    Q3    Q4    Q1    Q2    Q3
---   ---------                                      --------   --------   ---   ---   ---   ---   ---   ---   ---   ---
96                II - Value 136885-1 Test            3/18/99     4/7/99                    [LINE CHART]
97             Production at OC-ALC                   5/20/99    8/21/00
98          Transition Review                         8/21/00    8/22/00
99       FUEL ACCESSORIES INITIAL OPERATING           9/28/99    9/28/99
         CAPABILITY
100      FUEL ACCESSORIES FULL OPERATING              8/22/00    8/22/00
         CAPABILITY
101      OC-ALC TRANSITION COMPLETE                   8/22/00    8/22/00

                                                                           [ILLEGIBLE]            1999           [ILLEGIBLE]
                                                                           -----------   ---------------------   -----------
ID    TASK NAME                                        START     FINISH      Q3    Q4     Q1    Q2    Q3    Q4     Q1    Q2
---   ---------                                      --------   --------    ---   ---    ---   ---   ---   ---    ---   ---
102
103   TRANSITION TF39 FUEL ACCESSORIES                9/30/98     8/2/99                    [LINE CHART]
104      Logistics Support (Paragraph IIA-4)          10/1/98   12/14/98
105         Input labor & material standards          10/1/98   11/12/98
106         Establish WCD & ITS Routing Document     10/30/98   12/14/98
107         Establish shop floor TO libraries         11/3/98    12/9/98

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

48                                                    Source Selection Sensitive

                                                                         [IILEGIBLE]       1999       [IILEGIBLE]
                                                                         -----------  --------------  -----------
ID   TASK NAME                                         START    FINISH      Q3  Q4    Q1  Q2  Q3  Q4     Q1  Q2
---  ---------                                       --------  --------     --  --    --  --  --  --     --  --
108        Systems Interface & data transfer          10/1/98  10/29/98                [LINE CHART]
109     Manage SA-ALC WIP (Paragraph IIA-5)           10/1/98    2/3/99
110        Joint Material Inventory                  11/30/98  12/31/98
111        Joint WIP Inventory                         1/5/99   1/26/99
112        Confirm WIP with ACO                       1/27/99    2/2/99
113        Setup Operating Location                   10/1/98    2/3/99

                                                                         [IILEGIBLE]       1999       [IILEGIBLE]
                                                                         -----------  --------------  -----------
ID   TASK NAME                                         START    FINISH      Q3  Q4    Q1  Q2  Q3  Q4     Q1  Q2
---  ---------                                       --------  --------     --  --    --  --  --  --     --  --
114        Assume WIP production at SA-ALC             2/3/99    2/3/99                [LINE CHART]
115     Establish OC-LM (LMKAC) Manpower Base         10/1/98    3/1/99
        (Paragraphs IIA-5 & 6)
116        Recruit SA-ALC personnel (Post Award)     10/13/98  10/16/98
117        Personnel in Place for WIP                  2/3/99    2/3/99
118        LMKAC Hiring Plan                          10/1/98   2/26/99
119        Trained LMKAC Workforce in place to exit    3/1/99    3/1/99
           Transition

                                                                         [IILEGIBLE]       1999       [IILEGIBLE]
                                                                         -----------  --------------  -----------
ID   TASK NAME                                         START    FINISH      Q3  Q4    Q1  Q2  Q3  Q4     Q1  Q2
---  ---------                                       --------  --------     --  --    --  --  --  --     --  --
120     Facility Activation (Paragraph IIA-7 &       10/30/98    8/2/99                [LINE CHART]
        Facilities & Equipment Data)
121        Bldg 333/Hydraulic/Pneudraulic Overhaul   10/30/98   1/27/99
           & Test
125        Bldg 345/Advanced Fuel Accessories Test    11/2/98   1/28/99
129        Bldg 348/Fuel Accessories Repair & Test    11/2/98    2/2/99
133        LMKAC responsible for Repair Facilities     8/2/99    8/2/99
           for Continuing Operations
134     Equipment Transfer (Paragraph IIA-7 &         11/9/98    8/2/99
        Facilities & Equipment Data)

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

Source Selection Sensitive                                                    49

                                                                         [IILEGIBLE]       1999       [IILEGIBLE]
                                                                         -----------  --------------  -----------
ID   TASK NAME                                         START    FINISH      Q3  Q4    Q1  Q2  Q3  Q4     Q1  Q2
---  ---------                                       --------  --------     --  --    --  --  --  --     --  --
135        Joint Equipment Inventory                  11/9/98   12/8/98                [LINE CHART]
136        Identify equipment to be maintained &      12/9/98    1/6/99
           repair (as required)
137        Submit Paperwork for transfer to OC-LM    11/16/98  12/15/98
138        Equipment/Tooling in place to assume        2/3/99    2/3/99
           WIP/Production
139        Internal Transfer to LMKAC                  8/2/99    8/2/99
140     Production Phase-In at Kelly                  9/30/98    8/2/99

                                                                         [IILEGIBLE]       1999       [IILEGIBLE]
                                                                         -----------  --------------  -----------
ID   TASK NAME                                         START    FINISH      Q3  Q4    Q1  Q2  Q3  Q4     Q1  Q2
---  ---------                                       --------  --------     --  --    --  --  --  --     --  --
141     Plan Process Demonstrations                   9/30/98   1/19/99                [LINE CHART]
142     Production at SA-ALC (Paragraph IIA-5)         2/3/99    8/2/99
143     TF39 C&A Critical Process Demonstrations       3/1/99   7/29/99
        (Paragraph IIA-9)
144        III - AC Tachometer Generator Inspect,      3/1/99   3/19/99
           Repair, & Test
145        III - P&D Value Inspect, Repair, & Test     3/1/99   3/26/99
146        III - CIT Sensor Inspect, Repair, & Test   3/15/99   3/26/99

                                                                         [IILEGIBLE]       1999       [IILEGIBLE]
                                                                         -----------  --------------  -----------
ID   TASK NAME                                         START    FINISH      Q3  Q4    Q1  Q2  Q3  Q4     Q1  Q2
---  ---------                                       --------  --------     --  --    --  --  --  --     --  --
147        III - "B" Model Anti-Icing Air Valve       3/15/99    4/2/99                [LINE CHART]
           Inspect, Repair, & Test
148        III - FWD Scavenge Pump Inspect,           3/29/99   4/16/99
           Repair, & Test
149        III - Ignition Exciter Inspect, Repair,    3/29/99   4/16/99
           & Test
150        III - Oil-Fuel Cooler Inspect, Repair,     3/29/99   4/16/99
           & Test
151        III - Lube & Scavenge Pump Inspect,        4/26/99   5/14/99
           Repair, & Test
152        III - "B" Model Fuel Control Inspect,      5/20/99   6/17/99
           Repair, & Test

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

50                                                    Source Selection Sensitive

                                                                       [ILLEGIBLE]          1999         [ILLEGIBLE]
                                                                       -----------   -----------------   -----------
ID    TASK NAME                                    START     FINISH      Q3   Q4     Q1   Q2   Q3   Q4     Q1   Q2
---   ---------                                  --------   --------     --   --     --   --   --   --     --   --
153         III - Oil Tank Inspect, Repair, &      6/1/99    6/14/99                    [LINE CHART]
            Test
154         III - "B" Model Fuel Nozzle           6/15/99    7/13/99
            Cluster Inspect, Repair, & Test
155         III - Fuel Heater Inspect, Repair,     7/1/99    7/29/99
            & Test
156         III - Main Fuel Pump Inspect,          7/1/99    7/29/99
            Repair, & Test
157         III - VSV Actuator Inspect,            7/1/99    7/29/99
            Overhaul, & Test
158      Transition Review                        7/30/99     8/2/99

                                                                       [ILLEGIBLE]          1999         [ILLEGIBLE]
                                                                       -----------   -----------------   -----------
ID    TASK NAME                                    START     FINISH      Q3   Q4     Q1   Q2   Q3   Q4     Q1   Q2
---   ---------                                  --------   --------     --   --     --   --   --   --     --   --
159      TF39 C&A INITIAL OPERATING CAPABILITY     2/3/99     2/3/99                    [LINE CHART]
160      TF39 C&A FULL OPERATING CAPABILITY        8/2/99     8/2/99
161      TF39 C&A TRANSITION COMPLETE              8/2/99     8/2/99
162
163   TRANSITION T56 ACCESSORIES                  9/30/98     8/2/99
164      Launch T56 Accessories Transition        9/30/98     8/2/99
         Team

                                                                       [ILLEGIBLE]          1999         [ILLEGIBLE]
                                                                       -----------   -----------------   -----------
ID    TASK NAME                                    START     FINISH      Q3   Q4     Q1   Q2   Q3   Q4     Q1   Q2
---   ---------                                  --------   --------     --   --     --   --   --   --     --   --
165      Logistics Support (Paragraph IIA-4)      10/1/98     2/2/99                    [LINE CHART]
166         Review WCDs/job standards/tech        10/1/98   12/14/98
            data & current established
            procedures
167         Verify/Establish labor & material    12/15/98     2/2/99
            standards
168         Stocklist & order non-available       1/14/99    1/28/99
            consumables
169         Evaluate tech data availability &     11/5/98   12/18/98
            update TO libraries
170         Systems Interface & data systems      10/1/98    12/7/98
            transfer

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

Source Selection Sensitive                                                    51

                                                                       [ILLEGIBLE]          1999         [ILLEGIBLE]
                                                                       -----------   -----------------   -----------
ID    TASK NAME                                    START     FINISH      Q3   Q4     Q1   Q2   Q3   Q4     Q1   Q2
---   ---------                                  --------   --------     --   --     --   --   --   --     --   --
171      MANAGE SA-ALC WIP (PARAGRAPH IIA-5)       1/5/99     8/2/99                    [LINE CHART]
172         Conduct physical inventory of WIP      1/5/99    1/26/99
173         Identify and resolve variances        1/27/99     2/2/99
            with ACO
174         OC-LM assumes WIP                      2/3/99     2/3/99
175         Complete WIP                           2/3/99     8/2/99
176      MANPOWER TRANSITION (PARAGRAPHS IIA-5    10/1/98     3/1/99
         & 6)

                                                                       [ILLEGIBLE]          1999         [ILLEGIBLE]
                                                                       -----------   -----------------   -----------
ID    TASK NAME                                    START     FINISH      Q3   Q4     Q1   Q2   Q3   Q4     Q1   Q2
---   ---------                                  --------   --------     --   --     --   --   --   --     --   --
177         Recruit SA-ALC personnel             10/13/98   10/16/98                    [LINE CHART]
            (Post Award)
178         Personnel in place for WIP             2/3/99     2/3/99
            assumption
179         LMKAC Hiring Plan                     10/1/98     3/1/99
180         Trained LMKAC Workforce in Place       3/1/99     3/1/99
            to exit Transition
181      FACILITIES TRANSITION/INTEGRATION        11/9/98     8/2/99
         (PARAGRAPH IIA-7 & Facilities &
         EQUIPMENT DATA)
182         CONDUCT JOINT REVIEW OF BUILDINGS     11/9/98    12/8/98
            REQUIRED DURING TIP

                                                                       [ILLEGIBLE]          1999         [ILLEGIBLE]
                                                                       -----------   -----------------   -----------
ID    TASK NAME                                    START     FINISH      Q3   Q4     Q1   Q2   Q3   Q4     Q1   Q2
---   ---------                                  --------   --------     --   --     --   --   --   --     --   --
183            Building 308 - Electronics         11/9/98   11/13/98                    [LINE CHART]
               Repair
184            Building 309 - Fuel Accessory     11/16/98   11/20/98
               Repair
185            Building 333 - Hydraulic/         11/23/98    12/1/98
               Pneudraulic Overhaul & Test
186            Building 348 - Fuel Accessories    12/2/98    12/8/98
               Repair & Test
187         IMMEDIATE MAINTENANCE/UPGRADE         12/9/98    6/14/99
            REQUIRED
188            Detail facilities requiring        12/9/98    1/21/99
               maintenance/upgrade for
               Transition

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

52                                                    Source Selection Sensitive

                                                                                       [ILLEGIBLE]          1999         [ILLEGIBLE]
                                                                                       -----------   -----------------   -----------
 ID   TASK NAME                                                    START     FINISH      Q3   Q4     Q1   Q2   Q3   Q4     Q1   Q2
---   ---------                                                   -------   --------     --   --     --   --   --   --     --   --
189            Facilities Repair/Maintenance                      1/22/99    6/14/99                    [LINE CHART]
190         Facilities in place to assume T56 WIP/Production       2/3/99     2/3/99
191         LMKAC Responsible for Repair Facilities for            8/2/99     8/2/99
            Continuing Operations
192      Equipment/Tooling Transfer (Paragraph IIA-7 &            10/1/98     8/2/99
         Facilities & Equipment Data)
193         Review Equipment/Tooling list for T56 Accessories-    10/1/98   10/30/98
            Post award
194         Conduct Joint Equipment/Tooling Inventory             11/9/98   12/15/98

                                                                                       [ILLEGIBLE]          1999         [ILLEGIBLE]
                                                                                       -----------   -----------------   -----------
 ID   TASK NAME                                                    START     FINISH      Q3   Q4     Q1   Q2   Q3   Q4     Q1   Q2
---   ---------                                                   -------   --------     --   --     --   --   --   --     --   --
195            Accomplish joint inventory                         11/9/98    12/8/98                     [LINE CHART]
196            Submit paperwork for transfer                      12/2/98   12/15/98
197         Eguipment/Tooling in place to assume T56               2/3/99     2/3/99
            WIP/Production
198         Internal Transfer to LMKAC                             8/2/99     8/2/99
199      T56 Production Phase-In at Kelly                         9/30/98     8/2/99
200         Analyze current system                                9/30/98   12/14/98

                                                                                      [ILLEGIBLE]          1999         [ILLEGIBLE]
                                                                                      -----------   -----------------   -----------
 ID   TASK NAME                                                    START     FINISH     Q3   Q4     Q1   Q2   Q3   Q4     Q1   Q2
---   ---------                                                  --------   -------     --   --     --   --   --   --     --   --
205         Modify processes (as reqaired)                       12/15/98    2/2/99                    [LINE CHART]
212         Production Phase-In (Paragraph IIA-5)                  2/3/99    8/2/99
213         T56 C&A Critical Processes Demonstrations              5/3/99   7/13/99
            (Paragraph IIA-9)
214               I - Fuel Control, including electro              5/3/99    5/3/99
                  mechanical rotary actuator disassembly
215               II - Inspect, repair & test fuel control,        5/4/99    5/6/99
                  including electro mechanical rotor actuator
216               I - Temperature Datum Valve, including motor     5/7/99    5/7/99
                  generator assembly

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

Source Selection Sensitive                                                    53

                                                                                      [ILLEGIBLE]          1999         [ILLEGIBLE]
                                                                                      -----------   -----------------   -----------
 ID   TASK NAME                                                   START     FINISH      Q3   Q4     Q1   Q2   Q3   Q4     Q1   Q2
---   ---------                                                  -------   -------      --   --     --   --   --   --     --   --
217               I - Fuel pump, high pressure fuel filter,      5/10/99   5/10/99                     [LINE CHART]
                  Paralleling valve disassembly
218               II - Inspect repair & test fuel pump, fuel     5/11/99   5/13/99
                  filters, & pressure switches
219               I - Fuel nozzles disassembly                   5/14/99   5/14/99
220               II - Inspect, repair & test fuel nozzles       5/17/99   5/19/99
221               I - Ignition exciter disassembly               5/20/99   5/20/99
222               II - Inspect, repair & test ignition exciter   5/21/99   5/26/99
                  & ignition relay

                                                                                     [ILLEGIBLE]          1999         [ILLEGIBLE]
                                                                                     -----------   -----------------   -----------
 ID   TASK NAME                                                   START     FINISH     Q3   Q4     Q1   Q2   Q3   Q4     Q1   Q2
---   ---------                                                  -------   -------     --   --     --   --   --   --     --   --
223               I - Speed sensitive valve disassembly          5/27/99   5/27/99                     [LINE CHART]
224               I - Speed sensitive control disassembly        5/28/99   5/28/99
225               II - Inspect, repair & test speed sensitive    5/31/99    6/2/99
                  valve
226               II - Inspect, repair & test speed sensitive     6/3/99    6/7/99
                  control
227               I - Coordinator control disassembly             6/8/99    6/8/99
228               II - Inspect, repair & test coordinator         6/9/99   6/11/99
                  control

                                                                                     [ILLEGIBLE]          1999         [ILLEGIBLE]
                                                                                     -----------   -----------------   -----------
 ID   TASK NAME                                                   START     FINISH     Q3   Q4     Q1   Q2   Q3   Q4     Q1   Q2
---   ---------                                                  -------   -------     --   --     --   --   --   --     --   --
229               II - Inspect, repair & test spark igniters     6/14/99   6/16/99                     [LINE CHART]
230               II - Inspect, repair & test anti-icing         6/17/99   6/21/99
                  solenoid valve, compressor bleed air valves,
                  & anti-icing
231               II - Inspect, repair & test thermocouples &    6/22/99   6/24/99
                  power unit harness assemblies
232               II - Inspect, repair & test temperature        6/25/99   6/29/99
                  datum valve including motor generator
233               II - Inspect, repair & test temperature        6/30/99    7/2/99
                  datum control amplifier
234               II - Inspect, repair & test paralleling         7/6/99    7/8/99
                  valve, drain valves, & shutoff valves

                                                                                     [ILLEGIBLE]          1999         [ILLEGIBLE]
                                                                                     -----------   -----------------   -----------
 ID   TASK NAME                                                   START     FINISH     Q3   Q4     Q1   Q2   Q3   Q4     Q1   Q2
---   ---------                                                  -------   -------     --   --     --   --   --   --     --   --
235               II - Inspect repair & test oil pumps &          7/9/99   7/13/99                     [LINE CHART]
                  filters
236      Transition Review                                       7/30/99    8/2/99
237      T56 ACCESSORIES INITIAL OPERATING CAPABILITY AT          2/3/99    2/3/99
         LMKAC
238      T56 ACCESSORIES FULL OPERATING CAPABILITY AT             8/2/99    8/2/99
         LMKAC
239      T56 ACCESSORIES TRANSITION COMPLETE                      8/2/99    8/2/99

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

54                                                    Source Selection Sensitive

TIP-1.8 TF39 2LM ENGINE TRANSITION INTEGRATION PLAN ADDENDUM
(RFP Exhibit E)

TOP LEVEL PLAN

                                                                 3Q98  4Q98  1Q99  2Q99  3Q99  4Q99  1Q00  2Q00  3Q00
                                                                 ----  ----  ----  ----  ----  ----  ----  ----  ----
ID   TASK NAME                                 START    FINISH   3Q98  4Q98  1Q99  2Q99  3Q99  4Q99  1Q00  2Q00  3Q00
---  ---------                               --------  --------  ----  ----  ----  ----  ----  ----  ----  ----  ----
  1  CONTRACT AWARD                           9/30/98   9/30/98                      [LINE CHART]
  2  TRANSITION TF39 2LM ADDENDUM             9/30/98    8/2/99
  3     Logistic Pre-Planning (Paragraph      9/30/98    1/5/99
        IIA-4)
 10     Manage TF39 2LM WIP (Paragraph         1/5/99    8/2/99
        IIA-5)
 16     Establish LMKAC Manpower Base         10/1/98   7/27/99
        (Paragraph IIA-5 & 6)
112     Facility Transition/Integration       11/5/98    8/2/99
        (Paragraph IIA-7 & Facilities &
        Equipment Data)
116     Equipment Transfer (Paragraph         11/9/98    8/2/99
        IIA-7 & Facilities & Equipment
        Data)
121     Production Phase-in at Kelly          11/5/98    8/2/99
122        Plan Process Demonstrations        11/5/98   1/12/99
123        Production Phase-In at SA-ALC       2/3/99    8/2/99
           (Paragraph IIA-5)
124        Engine Assembly/Module              3/1/99   7/22/99
           Install Critical Process
           Demos (Para IIA-9)
139        Engine Test & Inspection            7/1/99   7/29/99
           Demonstration
142        TF39 Trailer/Container              3/8/99   4/16/99
           Maintenance
143        Transition Review                  7/30/99    8/2/99
144     TF39 2LM INITIAL OPERATING             2/3/99    2/3/99
        CAPABILITY AT KELLY

                                                                 3Q98  4Q98  1Q99  2Q99  3Q99  4Q99  1Q00  2Q00  3Q00
                                                                 ----  ----  ----  ----  ----  ----  ----  ----  ----
ID   TASK NAME                                 START    FINISH   3Q98  4Q98  1Q99  2Q99  3Q99  4Q99  1Q00  2Q00  3Q00
---  ---------                               --------  --------  ----  ----  ----  ----  ----  ----  ----  ----  ----
145     TF39 2LM FULL OPERATING                8/2/99    8/2/99                      [LINE CHART]
        CAPABILITY AT KELLY UNDER
146     TF39 2LM TRANSITION COMPLETE           8/2/99    8/2/99

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

Source Selection Sensitive                                                    55

DETAILED PLAN

                                                                 3Q98  4Q98  1Q99  2Q99  3Q99  4Q99  1Q00  2Q00
                                                                 ----  ----  ----  ----  ----  ----  ----  ----
ID   TASK NAME                                 START    FINISH   3Q98  4Q98  1Q99  2Q99  3Q99  4Q99  1Q00  2Q00
---  ---------                               --------  --------  ----  ----  ----  ----  ----  ----  ----  ----
  1  CONTRACT AWARD                           9/30/98   9/30/98                   [LINE CHART]
  2  TRANSITION TF39 2LM ADDENDUM             9/30/98    8/2/99
  3     Logistic Pre-Planning (Paragraph      9/30/98    1/5/99
        IIA-4)
  4        Review job standards/tech data &  10/29/98  12/11/98
           current established procedures
  5        Verify/Establish labor &          10/29/98  12/11/98
           material standards
  6        Verify/Establish consumable        11/5/98  12/18/98
           materials list

                                                                 3Q98  4Q98  1Q99  2Q99  3Q99  4Q99  1Q00  2Q00
                                                                 ----  ----  ----  ----  ----  ----  ----  ----
ID   TASK NAME                                 START    FINISH   3Q98  4Q98  1Q99  2Q99  3Q99  4Q99  1Q00  2Q00
---  ---------                               --------  --------  ----  ----  ----  ----  ----  ----  ----  ----
  7        Stocklist & order non-available   12/21/98    1/5/99                   [LINE CHART]
           comsumable
  8        Evaluate tech data availability   11/12/98  12/28/98
           & update TO libraries
  9        System Interface & data System     9/30/98   12/1/98
           transfer
 10     Manage TF39 2LM WIP (Paragraph         1/5/99    8/2/99
        IIA-5)
 11        Inventory WIP                       1/5/99   1/26/99
 12        Negotiate WIP with ACO             1/27/99    2/2/99

                                                                 3Q98  4Q98  1Q99  2Q99  3Q99  4Q99  1Q00  2Q00
                                                                 ----  ----  ----  ----  ----  ----  ----  ----
ID   TASK NAME                                 START    FINISH   3Q98  4Q98  1Q99  2Q99  3Q99  4Q99  1Q00  2Q00
---  ---------                               --------  --------  ----  ----  ----  ----  ----  ----  ----  ----
 13        Assign manpower resources           1/5/99    2/2/99                   [LINE CHART]
 14        OC-LM Assumes WIP                   2/3/99    2/3/99
 15        Complete WIP                        2/4/99    8/2/99
 16     Establish LMKAC Manpower Base         10/1/98   7/27/99
        (Paragraph IIA-5 & 6)
 17        Recruit SA-ALC personnel (Post    10/13/98  10/16/98
           Award)
 18        Personnel in place for WIP          2/3/99    2/3/99
           assumption

                                                                 3Q98  4Q98  1Q99  2Q99  3Q99  4Q99  1Q00  2Q00
                                                                 ----  ----  ----  ----  ----  ----  ----  ----
ID   TASK NAME                                 START    FINISH   3Q98  4Q98  1Q99  2Q99  3Q99  4Q99  1Q00  2Q00
---  ---------                               --------  --------  ----  ----  ----  ----  ----  ----  ----  ----
 19        LMKAC Hiring Plan                  10/1/98   2/26/99                   [LINE CHART]
 20        Trained LMKAC Workforce in Place    3/1/99    3/1/99
           to Exit Transition
 21        Manpower Phase in at Kelly for    10/13/98   7/27/99
           2LM
112     Facility Transition/Integration       11/5/98    8/2/99
        (Paragraph IIA-7 & Facilities &
        Equipment Date)
113        Bldg 375 (2LM Area Only), 347,     11/5/98  12/18/98
           655 Facilities Review

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

56                                                    Source Selection Sensitive

                                                                        3Q98  4Q98  1Q99  2Q99  3Q99  4Q99  1QQQ  2QQQ
ID   TASK NAME                                       START     FINISH   3Q98  4Q98  1Q99  2Q99  3Q99  4Q99  1QQQ  2QQQ
---  ---------                                      --------  --------  ----  ----  ----  ----  ----  ----  ----  ----
114        Facilities available for WIP assumption    2/3/99    2/3/99                   [LINE CHART]
115        LMKAC responsible for Repair Facilities
           for Continuing Operations                  8/2/99    8/2/99
116     Equipment Transfer (Paragraph IIA-7 &
        Facilities & Equipment Data)                 11/9/98    8/2/99
117        Accomplish Joint Inventory (Bldg 375)     11/9/98   12/8/98
118        Submit paperwork for transfer            11/16/98  12/15/98
119        Equipment available to assume WIP          2/3/99    2/3/99

                                                                        3Q98  4Q98  1Q99  2Q99  3Q99  4Q99  1QQQ  2Q00
ID   TASK NAME                                       START     FINISH   3Q98  4Q98  1Q99  2Q99  3Q99  4Q99  1QQQ  2Q00
---  ---------                                      --------  --------  ----  ----  ----  ----  ----  ----  ----  ----
119        Equipment available to assume WIP          2/3/99    2/3/99                   [LINE CHART]
120        Internal Transfer to LMKAC                 8/2/99    8/2/99
121     Production Phase-in at Kelly                 11/5/98    8/2/99
122        Plan Process Demonstrations               11/5/98   1/12/99
123        Production Phase-In at SA-ALC
           (Paragraph IIA-5)                          2/3/99    8/2/99
124        Engine Assembly/ModuleInstallation
           Critical Process Demos
           (Paragraph IIA-9)                          3/1/99   7/22/99

                                                                        3Q98  4Q98  1Q99  2Q99  3Q99  4Q99  1QQQ  2Q00
ID   TASK NAME                                       START     FINISH   3Q98  4Q98  1Q99  2Q99  3Q99  4Q99  1QQQ  2Q00
---  ---------                                      --------  --------  ----  ----  ----  ----  ----  ----  ----  ----
125           QEC Installation                        3/1/99   3/19/99                   [LINE CHART]
126           Fan Stator Case Installation           3/15/99    4/2/99
127           Fan Rotor Installation                 3/29/99   4/23/99
128           Gearbox Installation                   4/12/99    5/7/99
129           TRF Installation                       4/29/99   5/19/99
130           LPT Rotor Installation                 5/12/99    6/9/99

                                                                        3Q98  4Q98  1Q99  2Q99  3Q99  4Q99  1QQQ  2Q00
ID   TASK NAME                                       START     FINISH   3Q98  4Q98  1Q99  2Q99  3Q99  4Q99  1QQQ  2Q00
---  ---------                                      --------  --------  ----  ----  ----  ----  ----  ----  ----  ----
131           LPT Case Installation                  5/27/99   6/16/99                   [LINE CHART]
132           TMF Installation                       6/10/99   6/30/99
133           HPT Installation                       6/22/99   7/20/99
134           Combustor Installation                  7/1/99   7/22/99
135           Combustor Installation                  7/1/99   7/22/99
136           Compressor Installation                 5/7/99   6/18/99

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

Source Selection Sensitive                                                    57

                                                              3Q98  4Q98  1Q99  2Q99  3Q99  4Q99  1QQQ  2Q00
ID   TASK NAME                               START    FINISH  3Q98  4Q98  1Q99  2Q99  3Q99  4Q99  1QQQ  2Q00
---  ---------                              -------  -------  ----  ----  ----  ----  ----  ----  ----  ----
137           Compressor Case Installation   6/1/99  6/21/99                   [LINE CHART]
138           Fan Frame Installation        6/15/99   7/6/99
139        Engine Test & Inspection          7/1/99  7/29/99
           Demonstration
140           Engine Inspection             7/15/99  7/28/99
141           Engine Test Cell Run           7/1/99  7/29/99
142        TF39 Trailer/Container            3/8/99  4/16/99
           Maintenance

                                                              3Q98  4Q98  1Q99  2Q99  3Q99  4Q99  1QQQ  2Q00
ID   TASK NAME                               START    FINISH  3Q98  4Q98  1Q99  2Q99  3Q99  4Q99  1QQQ  2Q00
---  ---------                              -------  -------  ----  ----  ----  ----  ----  ----  ----  ----
143        Transition Review                7/30/99   8/2/99                   [LINE CHART]
144     TF39 2LM INITIAL OPERATING           2/3/99   2/3/99
        CAPABILITY AT KELLY
145     TF39 2LM FULL OPERATING              8/2/99   8/2/99
        CAPABILITY AT KELLY UNDER LMKAC
146     TF39 2LM TRANSITION COMPLETE         8/2/99   8/2/99

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

58                                                    Source Selection Sensitive

TIP-1.9 T56 2LM ENGINE TRANSITION INTEGRATION PLAN ADDENDUM.

(RFP EXhibits D, OR E)

TOP LEVEL PLAN

                                                         [ILLEGIBLE]             1998                        1999
                                                        ------------  --------------------------  --------------------------
ID  TASK NAME                         START    FINISH   QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4
--  ---------                       --------  --------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
 1  CONTRACT AWARD                   9/30/98   9/30/98                              [LINE CHART]
 2  TRANSITION T56 ADDENDUM          9/30/98    8/2/99
 3     Logistics Support             10/1/98    2/3/99
       (Paragraph 11A-4)
 9     Manage SA-ALC WIP              1/5/99    8/2/99
       (Paragraph IIA-5)
14     Manpower Transition           10/1/98    3/1/99
       (Paragraphs IIA-5 & 6)
19     Facilities Transition         11/9/98    8/2/99
       (Paragraph IIA-7 &
       Facilities & Equipment
       Data)
28     Equipment/Tooling Transfer    10/1/98    8/2/99
       (Para IIA-7 & Facilifies &
       Equipment Data)
35     T56 Production Phase In       9/30/98    8/2/99
36        Current Systems Analysis   9/30/98  12/14/98
41        Modified processes (as    12/15/98    2/3/99
          required)
45        Production at SA-ALC        2/3/99    8/2/99
          (Paragraph IIA-S)
49        T56 2LM Critical            5/3/99    5/3/99
          Processes Demonstrations
          (Paragraph IIA-9)
51        Transition Review          7/30/99    8/2/99
52     T56 2LM INITIAL OPERATING      2/3/99    2/3/99
       CAPABILITY AT KELLY
53     T56 2LM FULL OPERATING         8/2/99    8/2/99
       CAPABILITY AT KELLY

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

Source Selection Sensitive                                                    59

DETAILED PLAN

                                                                1998                    1999                        2000
                                                        -------------------  --------------------------  --------------------------
ID  TASK NAME                         START    FINISH   QTR 2  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4
--  ---------                       --------  --------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
 1  CONTRACT AWARD                   9/30/98   9/30/98                                  [LINE CHART]
 2  TRANSITION T56 2LM ADDENDUM      9/30/98    8/2/99
 3     Logistics Support             10/1/98    2/3/99
       (Paragraph IIA-4)
 4        Review WCDs/job            10/1/98  12/15/98
          standards/tech data &
          current established
 5        Verify/Establish labor &  12/16/98    2/3/99
          material standards
 6        Stocklist & order          1/13/99   1/27/99
          nonconsumables

                                                                1998                    1999                        2000
                                                        -------------------  --------------------------  --------------------------
ID  TASK NAME                         START    FINISH   QTR 2  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4
--  ---------                       --------  --------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
 7        Evaluate each data         11/5/98  12/18/98                                  [LINE CHART]
          availability & update
          TO libraries
 8        Systems Interface & data   10/1/98   12/7/98
          systems transfer
 9     MANAGE SA-ALC WIP              1/5/99    8/2/99
       (PARAGRAPH IIA-5)
10        Conduct physical            1/5/99   1/26/99
          inventory of WIP
11        Identify and resolve       1/27/99    2/2/99
          variances with ACO
12        OC-LM assumes WIP           2/3/99    2/3/99

                                                                1998                    1999                        2000
                                                        -------------------  --------------------------  --------------------------
ID  TASK NAME                         START    FINISH   QTR 2  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4
--  ---------                       --------  --------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
13        Complete WIP                2/4/99    8/2/99                                  [LINE CHART]
14     MANPOWER TRANSITION           10/1/98    3/1/99
       (PARAGRAPHS IIA-5 & 6)
15        Recruit SA-ALC personnel  10/13/98  10/16/98
          (Post Award)
16        Personnel in place for      2/3/99    2/3/99
          WIP assumption
17        LMKAC Hiring Plan          10/1/98   2/26/99

                                                                1998                    1999                        2000
                                                        -------------------  --------------------------  --------------------------
ID  TASK NAME                         START    FINISH   QTR 2  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4
--  ---------                       --------  --------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
18        LMKAC Workforce in place    3/1/99    3/l/99                                  [LINE CHART]
          to exit transition
19     FACILITIES TRANSITION         11/9/98    8/2/99
       (PARAGRAPH IIA-7 &
       FACILITIES & EQUIPMENT
20        Conduct Joint Review of    11/9/98  11/18/98
          Building required during
21           Building 324 - 2LM      11/9/98  11/13/98
22           Building 535 - T56     11/16/98  11/18/98
             Outdoor Test Pad
23        Immediate Maintenance     11/19/98   5/28/99
          Upgrade required

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

60                                                    Source Selection Sensitive

                                                            1998                     1999                        2000
                                                     -------------------  --------------------------  --------------------------
ID  TASK NAME                     START     FINISH   QTR 2  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4
--  ---------                    --------  --------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
24           Detail facilities   11/19/98    1/5/99                                 [LINE CHART]
             requiring
             maintenance/
             upgrade
25           Facilities Repair/    1/6/99   5/28/99
             Maintenance
26        Facilities in place      2/3/99    2/3/99
          to assume T56 WIP/
          Production
27        LMKAC responsible for    8/2/99    8/2/99
          Repair Facilities for
          Continuing
28     EQUIPMENT/TOOLING          10/1/98    8/2/99
       TRANSFER (PARA IIA-7 &
       FACILITIES & EQUIPMENT
29        Review Equipment/       10/1/98  10/29/98
          Tooling list for T56
          2LM PBA

                                                            1998                     1999                        2000
                                                     -------------------  --------------------------  --------------------------
ID  TASK NAME                     START     FINISH   QTR 2  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4
--  ---------                    --------  --------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
30        CONDUCT JOINT           11/9/98  12/15/98                                 [LINE CHART]
          EQUIPMENT/TOOLING
          INVENTORY
31           Accomplish joint     11/9/98   12/8/99
             inventory
32           Submit Paperwork     12/2/98  12/15/98
             for Transfer
33        Equipment/Tooling in     2/3/99    2/3/99
          place to assume T56
          2LM WIP/Production
34        Internal Transfer to     8/2/99    8/2/99
          LMKAC
35     T56 PRODUCTION PHASE IN    9/30/98    8/2/99

                                                             1998                    1999                        2000
                                                     -------------------  --------------------------  --------------------------
ID  TASK NAME                     START     FINISH   QTR 2  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4
--  ---------                    --------  --------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
38        Current System          9/30/98  12/14/98                                 [LINE CHART]
          Analysis
41        Modified processes     12/15/98    2/3/99
          (as required)
48        Production at SA-ALC     2/3/99    8/2/99
          (Paragraph IIA-5)
49        T56 2LM Critical         5/3/99    5/3/99
          Processes
          Demonstrations
          (Paragraph
50           No Specific           5/3/99    5/3/99
             processes
51        Transition Review       7/30/99    8/2/99

                                                             1998                    1999                        2000
                                                     -------------------  --------------------------  --------------------------
ID  TASK NAME                     START     FINISH   QTR 2  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4
--  ---------                    --------  --------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
52     T56 2LM INITIAL             2/3/99    2/3/99                                 [LINE CHART]
       OPERATING CAPABILITY
       AT KELLY
53     T56 2LM FULL OPERATING      8/2/99    8/2/99
       CAPABILITY AT KELLY
54     T56 2LM TRANSITION          8/2/99    8/2/99
       COMPLETE

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
                                    [ILLEGIBLE]             1999                    2000
                                   ------------  --------------------------  -------------------
TASK NAME                          QTR 3  QTR 4  QTR 1  QTR 2  QTR 3  QTR 4  QTR 1  QTR 2  QTR 3
---------                          -----  -----  -----  -----  -----  -----  -----  -----  -----
CONTRACT AWARD                                            [LINE CHART]
TRANSACTION PBA WORKLOAD
   Operation Location Activation
   Process in place for PBA
   Contracts
   Supply Support System in place
   Warranty in place
   F100 ENGINE
      Workforce in place
      Process Demonstrations
      Complied with ISO 9002
      Achieved Flowdays & BEQs
      F100 COMPLETE
   TF39/T56 ENGINES (INCL 2LM)
      Workforce in place
      Process Demonstrations
         TF39
         T56
      Complied with ISO 9002
      Achieved Flowdays & BEQs
      TF39/T56 COMPLETE
   FUEL ACCESSORIES
      Workforce in place
      Process Demonstrations
      Complied with ISO 9002
      Achieved Flowdays & BEQs
      FUEL ACCESS COMPLETE
PBA TRANSITION COMPLETE

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THIS DOCUMENT ESTABLISHES THE MINIMUM WORK REQUIREMENT TO COMPLETE THE
CONTINUOUS OPERATION PLAN AS DEFINED IN EXHIBIT B THROUGH E. THE FOLLOWING IS APPLICABLE TO STANDARD AERO SAN ANTONIO SPECIFIC WORKLOAD AND AWARDED CLIN.


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COP-1 TIME-PHASED CONTINUING OPERATION PLAN (COP).
(L-900 4.3.1, 4.3.2, 4.3.3, M-900 6.2.1)

THE OC-LM TEAM OFFERS DECADES OF RELEVANT OVERHAUL AND REPAIR EXPERIENCE, INCLUDING CURRENT EXPERIENCE ON THE F100 CORE, TF39, AND T56. IN ADDITION, WE HAVE THE PEOPLE, FACILITIES, EQUIPMENT, COMMITMENT TO EXCELLENCE, AND A WELL-THOUGHT-OUT CONTINUING OPERATIONS PLAN. WE HAVE EVERYTHING IN PLACE TO EXCEL THROUGHOUT CONTINUING OPERATIONS.

To demonstrate the soundness of our approach and understanding of the PBA requirements for sustained production, the RFP requires that we create and implement a time-phased Continuing Operations Plan (COP) that realistically addresses:

-    Approaches to avoid price escalation

-    Fleet Readiness

-    BEQs and Flowdays

-    Surge requirements

-    Tracking Over & Above

-    Risk Management

-    Small business participation

-    Warranties

-    Qualifying sources

The OC-LM Team offers the lowest risk continuing PBA operations because we have the needed experience, people, facilities, equipment, commitment, and plan, plus the unmatchable experience of already performing a substantial portion of the workloads today. Specifically:

- OC-ALC is the source of repair for the F100 engines and components. We have 24% of the modules and 50% of the whole engines.

- Lockheed Martin has 380 personnel on Contract Field Teams (CFT) performing maintenance on the TF39 today. Additionally, Chromalloy and OC-ALC combined are repairing one-third of the TF39 component repair workload. Chromalloy is the largest TF39 parts repair source for the USAF.

- Standard Aero Limited is working 200,000 hours of T56 workload in overflow contracts today and they have the largest T56 overhaul and repair market share in the world with 39%.

As PBA workloads pass transition exit criteria, they will enter the continuing operation phase. Our TIP provides the details of this time-phased plan. The COP describes how we apply decades of military support experience to the PBA workload, reinforces our claims with detailed plans and specific examples, and explicitly addresses all of the required topics.

COP-1.1 APPROACHES TO AVOID PRICE ESCALATION
(L-900 4.3.3, M-900 6.2.1.3)

The RFP requires that we describe our approaches to avoid price escalation. Since our approach is closely tied to our overall repair versus replace strategy and our process improvement plan, we have grouped these topics in Repair Operations, Section IIB-2. In addition, this section describes our ability to avoid price escalation through our suggestion programs, labor standard reductions, and product flowtime reductions.

Repair Operations describes how our professional engineering, planning, and production teams avoid price escalation by reducing labor, material, and flowdays through continuous process improvements. It provides specific examples of some of our innovative achievements on our current workload and our proposed benefits on the PBA's ten critical end items, in Section IIB-3.

We are incorporating Section IIB-2 by reference into the OC-LM Continuing Operations Plan.


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COP-2 APPROACH TO MEET TRD REQUIREMENTS.
(L-900 4.3.1, 4.3.6, M-900 6.2.1, TRD-3.1)

OC-LM STRIVES DAILY TO IMPROVE FLEET READINESS ON OUR CURRENT WORKLOADS. WE HAVE THE MANAGEMENT TOOLS AND EXPERIENCE TO PROVIDE THE BEST SOLUTIONS TO THE PBA WORKLOAD CHALLENGES. ONE OF OUR PRIMARY THRUSTS WILL BE TO AGGRESSIVELY ADDRESS THE UNACCEPTABLE WAR READINESS ENGINE (WRE) LEVELS AND ENGINES NOT MISSION CAPABLE SUPPLY (ENMCS) RATES BY REDUCING FLOWDAYS. DRIVING DOWN FLOWDAYS CREATES PRODUCTION MARGIN. WE WILL ALSO EVALUATE THE BENEFITS OF INCREASING PEOPLE, MACHINES, FACILITIES, OUTSOURCING OR OTHER INFRASTRUCTURE INVESTMENTS. FLOWDAY REDUCTION, HOWEVER, CREATES MARGIN WITHOUT INFRASTRUCTURE COSTS/CHANGES. WE WILL WORK WITH OUR TEAM MEMBERS TO SET CHALLENGING YET ACHIEVABLE GOALS AT OC-ALC FOR THE F100 AND AT LMKAC FOR THE TF39 AND T56.

The TRD requirements focus on ensuring that we improve fleet readiness, requiring that we meet BEQ, flowday, and surge requirements; track over and above work; manage risks; commit to small business participation; and address additional workload.

We will improve f1eet readiness through our Agile Logistics initiatives to meet the BEQ and flowday requirements of the PBA workload. The following sections demonstrate that we have the infrastructure, material support and personnel plans to meet the PBA requirements.

Additionally, we have a clear understanding of the PBA surge requirements. Our surge contingency plan has served us well in the past, ensuring that we have the capacity, material, and skilled labor required to surge work to meet emergency need. Surge support will be available immediately upon contract award.

Tracking and visibility of over and above work is a function that we perform on a daily basis. Our existing systems will ensure the control of labor and materials associated with over and above work.

Risk management functions are an integral part of our overall program planning and management process. Our management teams have the resources to identify risk elements and develop work-arounds to resolve issues quickly.

OC-LM is strongly committed to small, disadvantage, and women-owned businesses. We have a detailed small business program with an impressive track record. We will continue to actively encourage the participation of small business in our contracting process.

COP-2.1 FLEET READINESS THROUGH AGILE LOGISTICS
(L-900 4.1.3, 4.3.1, 4.3.6, M-900 6.0, TRD-3.1)

We will improve fleet readiness by using the principle of Agile Logistics to meet the BEQ and flowday requirements.

The complexity of the post-Cold War situation, limited military resources, and austere budgets require that we apply Agile Logistics tenets so that we can flexibly, responsively, and efficiently manage the PBA workloads. Our Agile Logistics benefits are shown in Figure COP-2-1.

Extensively ingrained in our daily operation, the OC-LM Team's Agile Logistics approach:

-    Improves the Air Force's Mission Readiness (i.e. WREs and ENMCS)

-    Sustains the DoD's Force Structure

-    Anticipates Changing World Scenarios to Minimize Impact to Customer

-    Efficiently Responds to Fluctuating Customer Demands

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
    AGILE LOGISTICS TENETS                  STRATEGY                           BENEFITS
    ----------------------                  --------                           --------
Reduce Process Flowdays          -    Apply Kaizen Process to     -    Dramatic Flow Time Reductions
                                      PBA                         -    More Efficient Operation and
                                 -    Utilize Cellular Shop            Expanded Throughput
                                      Process Arrangement

Reduce Inventories               -    Establish Fast Response     -    Reduced On-Hand Material
                                      Commercial Contracts for    -    Lower Storage and Handling
                                      Industry Partners                Costs

Repair/Prioritize on Demand      -    Prioritize Induction        -    Enhanced DoD Readiness
                                      Schedule

Reduce Contract Repair Cost      -    Utilize Expanded Repair     -    Lower Material Costs
                                      vs. Replacement             -    Lower Labor Costs
                                 -    Establish more Efficient
                                      Processes

Reduce Repair Time               -    Utilize One Piece Flows     -    Reduced Cycle-Time
                                      vs. Batch Processing        -    Improved Readiness (Increased
                                 -    Introduce Latest                 WRE Levels and Reduced ENMCS)
                                      State-of-the-Art Repair
                                      Equipment

Fast Transportation              -    Utilize Direct Shipment     -    Improved and Timely User
                                      to/from Users                    Support
                                 -    Apply Commercial
                                      Transportation Practices

Consolidated Serviceable         -    Utilize One-for-One         -    Timely Induction of
   Inventory (CSI)/                   Ordering                         Reparables
Consolidated Reparable           -    Establish Management of     -    Improved Stock Levels to
   Inventory (CRI) Facility           CSI/CRI by Industry              Support Repair Operations
                                      Partner

Shipment on Demand               -    Prioritize Daily            -    Improved User Readiness
                                 -    Improve Coordination with   -    Parts and Engines Where They
                                      Propulsion Management            are Needed on Time.
                                      Organization

Direct Shipment                  -    Utilize Dedicated           -    Minimizes Transportation
- Contractor to User                  Transportation Team              Delays
- User to Contractor             -    Prioritize User Shipment    -    Avoids Second Destination
                                      Destinations                     Charges

Reduce Military Specifications   -    Identify Non-Value Added    -    Eliminates Non-Value Added
and Standards.                        Specifications                   Requirements
                                 -    Identify Applicable         -    Eliminates Unnecessary
                                      Commercial Standards             Oversight Requirements

Maximize Commercial Practices    -    Identify Commercial Best    -    Leverage Maximizes Benefits
                                      Practices                        from the Government - Industry
                                 -    Identify Single Process          Partnership
                                      Initiatives (SPI)

FIGURE COP-2-1 AGILE LOGISTICS TENETS, STRATEGIES, AND BENEFITS

Our carefully devised Agile Logistics strategies maximize best-value support to the warfighters.

REDUCE PROCESS FLOWDAYS

We will reduce flowdays to a minimum. Team members will capitalize on the fact that they are currently performing significant amounts of overhaul/repair work on the three PBA engines.

By using critical path management techniques and incorporating our process improvements, we will drive flowdays down to the numbers shown in Figure COP-2-2

Additionally, we will use cellularized work centers (see IIB-2, IIB-3) where appropriate, to improve product flow. This concept has been embraced by numerous companies worldwide and proven to yield significant reductions in flow time. The LMKAC team is adept in the use of this technique to cut flowdays to a minimum.

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                                     [CHART]

FIGURE COP-2-2 FLOWDAY REDUCTIONS

By using process improvements, commercial best practices, and multiple shifts, we will reduce flowdays early in the continuing operations phase by an average of 37% across the PBA engines.

The Navy F110-400 workload, transitioned to OC-ALC in FY93, is one example of successful flowday reduction. This program challenged us from the beginning with severe material shortages. At our customer's request, we inducted additional reparable engines to cannibalize for critical parts until the material could be obtained through normal supply channels. While our actions satisfied our customer and maintained mission readiness, actual flowdays were increased temporarily. Finding this situation unacceptable, we immediately:

-    Increased Communication with the Navy to Clarify Workscope

- Initiated Improvements by Standardizing Repair Processes Within the F101 and F110 Family

-    Improved Material Flow by Injecting the Right Mix of Parts

In the first year, we turned the situation around, cutting flowdays by 48%. Over the next three years, the flowdays were reduced by an additional 45%. Figure COP-2-3 graphically depicts the results of our continuous process improvement efforts for this workload. You can be assured the same level of dedication will be applied to the PBA workload.

FIGURE COP-2-3 F110-400 FLOWDAY REDUCTION.

The dramatic reduction in flowdays for this Navy engine is proof that our continuous process improvement approach works!

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T56 FLOWDAYS:

Standard Aero is already producing T56 engines for the Canadian AF in only 20 flowdays in their Winnipeg facility. They will incorporate their lessons learned into the Kelly facilities to produce like results on the PBA engines.

Standard Aero will meet all PBA workload flowday requirements by the transition date. They propose to reduce flowdays for T56 2LM and Engine Overhauls to 20 days and T56-501K

Engine Overhauls to 15 days by the fifth year of the PBA contract. These flowday objectives are 17 and 15 days, respectively, below the customer's requirement on the highest level assemblies. Figure COP-2-4 displays the flowday plan for 2LM and overhaul of the engine assembly in contract years 2003 and beyond.

                                     [CHART]

FIGURE COP-2-4 FLOWDAY PLAN FOR T56 ENGINE IN FY03 AND BEYOND.

Standard Aero will complete T56 2LM and overhaul engines in 20 flowdays by year 2003!

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Standard Aero has 30 years of experience in the overhaul of T56 engines and components for various militaries and commercial customers. Standard Aero will apply the experience of their 'World Best' T56 Program as currently operating in Winnipeg to achieve the PBA flowday objectives. Standard Aero will apply the following proven methodology:

-    Consolidate the majority of T56 operations into one facility--Bldg. 360

- Implement production documentation and routing packages, barcode labor and part tracking systems

- Establish measures of performance for flowdays, labor and material requirements, process rejects, test rejects, warranties

-    Redesign operations into production cells to achieve optimum material flow

- Implement electronic and visual production scheduling, tracking and capacity planning tools.

-    Re-engineer production processes to reduce non-value-added activities

-    Reduce production bottlenecks through equipment and tooling additions (i.e.
     GFP), dedicated workcenters, parallel operations, reduced machine set-up times, and reduced process times

- Implement preventative maintenance and calibration schedules for all applicable equipment and tooling

- Structured training for all T56 production personnel to increase product knowledge and job specific skills

- Cross training for T56 production personnel in complimentary skills to improve production continuity and workforce flexibility

- Recurrent skills training program to maintain and enhance workforce flexibility and product knowledge

- Dedicated product, process, and performance engineering support resources for production cells.

- Dedicated material planning, receiving, storage, issue and control for production cells.

-    Employ alternate qualified material sources as required

-    Manage rotable pools for parts with complex repairs

-    Employ extended component repair capabilities

TF39 FLOWDAYS:

LMKAC will reduce TF39 flowdays by 12 days from the RFP listed flowday requirements of 62 days.

LMKAC will meet all PBA TF39 workload flowday requirements (62 days) by transition date, and we propose to reach 50 days by the fourth year of the PBA contract as shown in Figure COP-2-5. The following provides our approach to reduce the flow-days from 62 to 50.

The TF39 is primarily constrained through the 2LM and Jet Engine Intermediate Maintenance (JEIM) facilities by module and component piece part shortages. The LMKAC plan includes a pre-positioned rotable pool of critical modules, components and piece parts to support daily demands when similar items are turned into Building 360 for repair. This approach will clearly improve upon engine throughput with the goal to have ready-available more than 95% of any needed item at all times, to support 2LM needs. The forward supply point collocated with 2LM will be aggressively managed by LMKAC to provide this function.

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                                    [CHART]

FIGURE COP-2-5: FLOWDAY PLAN FOR THE 50 DAY TF39 ENGINE IN FY02 AND BEYOND. LMKAC will reduce TF39 flowdays from 62 to 50 days by applying agile logistics tenets.

The following initiatives highlight some of the TF39 process improvements we plan to incorporate:

- Two shift operations with the second shift dedicated toward the most ready to ship engines to ensure timely delivery.

- Consolidate TF39 maintenance and repair operations into the fewest number of facilities to improve piece part flow efficiency.

- Develop a TF39 Forward Supply Point (FSP) with ready-to-use rotable serviceable hardware to support the day-to-day demands. This is a major element of Agile Logistics.

- Implement production documentation and routing packages, together with barcode labor and part location-tracking systems.

- Establish measures of performance for flowdays, labor and material requirements, in process rejects, test rejects, warranties and other key measures

-    Re-engineer production processes to reduce non-value-added activities

-    Reduce production bottlenecks through equipment and tooling additions (i.e.
     GFP), parallel operation, reduced machine set-up times, and reduced process times.

REDUCE INVENTORIES

Our inventory reduction approach recognizes a delicate balance between productivity and customer demand. We rely heavily on accurate material forecasting and a database of historical usage rates to establish sufficient inventory levels. The combination of fast contract vehicles and qualitative approaches to inventory waste reduction ensures the right part is in the right place at the right time.

As an example of our inventory reduction success, we tailored our support processes for the TF33-102B engine with the Joint Surveillance Target Attack Radar System (STARS) program manager to obtain unique parts. These parts were not stocklisted and could not be readily obtained from normal supply channels. We developed a Memorandum of Agreement (MOA) with our customer that includes special support procedures to maintain the minimum inventory while ensuring parts were available when needed. All indicators (including schedule and cost) have been consistently within goals. Today, we continue to be the only source of repair for this engine program.

Fast response contract vehicles allow us to order and receive material quickly by reducing administrative overhead and production lead

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times. This compresses the pipeline and minimizes the need for higher stock levels.

The OC-LM Team's emphasis on process reengineering, Kaizen techniques, and employee training and certification ensure appropriate material usage and handling, thereby reducing the need for excessive buffer inventory. Combined with these efforts, LMKAC pursues high inventory turns through just-in-time efforts from qualified vendor to minimize in-house inventory. Continuous focus is placed on reducing vendor lead times.

The material flexibility provided by these Government and commercial initiatives will help to improve Engines Not Mission Capable Supply (ENMCS) rates and WRE levels, enhancing Air Force readiness.

REPAIR/PRIORITIZE ON DEMAND

Our prioritized approach to weapon system support effectively converts the Air Force logistics system from a "push" to a "pull" system. We focus on rapid repair and movement of repaired parts through the pipeline in direct response to customer demands, thus putting the assets where they are needed most.

To accomplish this objective, we centralize inventories at the depot with a slight reduction in levels at the bases. We employ fast transportation modes to speed response times.

Using a combination of existing Depot Repair Enhancement Program (DREP), real-time schedules integrate with projected usage and capacities, we provide the process owners with the necessary tools to prioritize their workload. Innovative data systems such as Execution and Prioritization of Repair Support System (EXPRESS), and Inventory Tracking System (ITS) (fully described in COP-3.4) allow the OC-LM Team to prioritize work to increase throughput.

REDUCE CONTRACT REPAIR COSTS

The OC-LM Team's combined repair expertise allows us to immediately identify improvement targets that provide the best value. We will review existing SA-ALC issued repair contracts to see if they add value and are cost effective. COP-2.8 describes our plan for reviewing these contracts to make cost-for-value comparisons.

Although SA-ALC issued repair contracts will be used during the transition to minimize impact on production, we will begin phasing out contracts that fail to meet our cost-for-value criteria and reroute repairs to OC-ALC or LMKAC or other qualified vendor certified sources.

REDUCE REPAIR TIME

The OC-LM approach to reducing repair time dovetails with our activities to reduce contract repair costs. The primary focus areas for our repair time reduction efforts are:

-    Integrating Common Processes

- Consolidating and Reengineering Shop Layout at Kelly and Tinker to Facilitate Efficient Process flow

- Cellularizing Product Repair Centers to Take Advantage of Compatible Equipment, Facilities, and Processes

-    Using Cross-trained Personnel to Fill Any Production Gaps or Surges

Both OC-ALC and LMKAC members have an extensive history of driving down repair time to meet customer schedules and increase capacity for additional workload. To highlight one recent example, the F110/F101 Low Pressure Turbine (LPT) Stage 1 Nozzle became the leading field problem item for both F110 and F101 engines. This part has one of the most complex repair processes performed at OC-ALC. The process uses the latest technology in Activated Diffusion Healing (ADH) and Fluoride Ion Cleaning (FIC). Initially, the process flow took over 100 days. By pulling our team of experts together, performing a process

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flow analysis, integrating common processes and streamlining procedures, we reduced the flowdays by 37% and the ENMCS rate by 75%.

Interactive laser welding system (ILWS) is another example of the OC-LM team's efforts to provide Air Force benefits through reduced repair time. Patented by Chromalloy, the process is accomplished in a state-of-the-art fully integrated cell and uses computer profiling to consistently apply weld build-up to exact areas on HPT blade tips. The weld build-up is controlled to apply the minimum amount necessary for the grinding/blending operation; traditional TIG welding process results in excess weld build-up, requiring three times the amount of time for profile grinding and blending. ILWS results in:

-    Faster and Efficient Weld Process

- Higher Quality and Less Recycling (Reduced Heat Affected Zone Precludes Damage to the Blade)

-    Reduced Material Usage

-    Reduced Time in Post-Weld Machining and Blending

-    Reduced Flowdays

FAST TRANSPORTATION

Fast transportation (processing of automated forms, overnight and air deliveries) is the key to successfully meet Air Force requirements. From part movement at task level (i.e. cellularization and process flow analysis) to rapid transportation between our network of industrial partners, the OC-LM team infuse real-time information systems with other Agile Logistics tenets and advanced technology to cut administrative time.

For example, OC-ALC has achieved partnership status with the local DLA depot operation, ensuring access to the fastest transportation modes at Tinker AFB. The OC-LM Team's combined resources mitigate all transportation risks for the PBA.

CONSOLIDATED SERVICEABLE

Inventory/Consolidated Reparable Inventory Readiness Based Leveling (RBL-DQ35E) is the Air Force system designed to allocate pipeline requirements. RBL ensures that the worldwide sum of levels peace-time operating stock does not exceed computed pipeline requirements. It also allocates will fill all adjusted stock levels unless there are insufficient assets. It will keep us on track and properly size production material. It is in use today and we will incorporate PBA items quickly.

Inventories will be reviewed and constantly monitored to ensure further accountability and prevent excess stock from building up on the floor.

SHIPMENT ON DEMAND/DIRECT SHIPMENTS - SHIP CONTRACTOR TO USER/SHIP USER TO CONTRACTOR

OC-ALC will continue the use of the EXPRESS Prioritation Processor (EPP) methods at OC-ALC. LMKAC's ERP system integrates accurate projections with material availability and production capacity to ensure shipment on demand of a particular product without disrupting the flow of another.

REDUCE MILITARY SPECIFICATIONS AND STANDARDS

Acquisition reform is reducing the requirement for many military specifications and standards and allowing the expanded use of commercial practices. The OC-ALC team with their industry partners will take full advantage of the use of commercial specifications and standards. All non-value added military specifications will be removed from contracts and any restrictive procedures will be evaluated and modified in a timely manner.

MAXIMIZE COMMERCIAL PRACTICES

OC-ALC and LMKAC members have always pursued best commercial practices to maintain a competitive edge over other aerospace companies. These practices will be

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implemented quickly to optimize support of PBA workloads.

Examples of best commercial practices for PBA include:

-    ISO 9002 Based Practices

-    Point of Use Stock

-    Cellular Arrangement of Equipment/Tooling

-    Personnel Cross-training

-    Line-of-Sight Production Control

-    Process Flow Analysis

-    Real-Time Information System Tied to Scheduling and Inventory Control

COP-2.2 CAPABILITY AND RESOURCES TO MEET BEQS AND FLOWDAY REQUIREMENTS (L-900 4.2.6, 4.3.1.2 M-900 6.1.2, TRD 3.1, 32.1)

The OC-LM Industry Team has the capacity, capability, material support experience, and personnel to meet BEQ requirements and flowtimes.

The demands of the PBA workload require that we provide the evaluators substantial evidence of our capacity and capability, ample resources, and proven processes to meet BEQ and flowday requirements.

CAPACITY.

Capacity is determined by available facility space, allocation of that space according to process or workload, and the amount of production equipment within it.

Due to steadily decreasing workload over the last several years, OC-ALC backshops have sufficient capacity to absorb the PBA F100 workload with little or no additional equipment or facility modifications. Most OC-ALC backshop areas are dedicated to a particular process, such as cleaning, plating, and heat treat. These areas were designed and built to meet workload requirements, including surge, at that time. Over the years, older engines have been phased-out and gradually replaced with modern, more reliable designs. This has significantly reduced the OC-ALC workload. The result is that our major backshop process areas have sufficient capacity to absorb the PBA F100 workload and provide the required surge capacity (see FED).

Similarly, frontshop floor space has been reallocated to reflect the reduction in the assembly of older engines and the corresponding increase in the newer engines (F101, Fl08, Fl10, and Fl18) as well as the F100 core workload. The equipment identified for transfer to OC-ALC will establish our capacity for the additional PBA workload.

We recently reconfigured our engine shops located in the high bay area of Bldg. 3001 so all of the steel bays are in-line, with the same orientation and utilities, thereby creating generic engine bays. As workloads fluctuate, the engine shops can easily expand and contract without the usual major rearrangement time and expense. This flexible engine line is six bays deep and currently 1,200 feet long.

LMKAC will be performing work on TF39 and T56 engines at Kelly, using the same facilities and equipment previously used for this work. LMKAC also provides additional capacity at their facilities for overflow and surge workloads. Existing space at Kelly, AFB, Tinker AFB and industry team plants at other locations provides sufficient production and surge capability with no risk to the production schedule. Surge capacity is detailed in COP-2.3.

CAPABILITY.

Capability is primarily determined by in-place processes and type/size of equipment currently in use.

Our skilled work force will easily merge the PBA workload into current production operations. The majority of the processes and equipment required to produce PBA items are identical to those that we currently use on our

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existing workloads. Only six pieces of equipment will be transferred from Kelly to OC-ALC to provide capability (other equipment will be transferred to increase capacity). Our teaming configuration, brings available capability to the PBA due to the large amount of equipment that is available between Kelly, OC-ALC, Standard Aero, Chromalloy, Woodward Governor, and Lockheed Martin Control Systems. Our team members currently perform repair overflow contracts for the PBA. This additional capability enhances our ability to meet PBA surge requirements.

We will improve flowtimes on PBA components by implementing our current repair processes designed for similar items. For example, we will make use of unique processes such as the carbon dioxide pellet blasting system to eliminate time consuming recycles through chemical cleaning, cutting flowtime by up to 6 hours per occurrence. Potential reductions in process flowtimes will be identified using tools such as production process flowcharting, process modeling, and critical path analysis.

Flowcharting and process modeling are tools used to meet production requirements and identify potential problems. In 1996, OC-ALC constructed 24 process flow-charts of our Blade and Vane Repair Facility in order to establish the framework for the construction of a computer model. This model was designed to establish the additional manpower and equipment needed to implement a four-fold increase in HPT blade workload. It was also used to determine the resources needed to integrate the TF39 low pressure turbine blade repair into our facility. OC-ALC is currently utilizing in-house engineering and contractor staff to construct computer models simulating additional engine processes within Bldg. 3001. These new computer models will include the additional workload transferred from SA-ALC.

Details of our capability and experience in the repair and overhaul of engines and components are provided in Repair Operations, Section IIB-2.

MATERIAL MANAGEMENT. The primary cost driver for engine maintenance is material. Therefore, it is critical to have a comprehensive material support plan.

Section COP-2.8 details our plan to evaluate contract repairs for possible transition to organic repair. Section COP-3.4 describes our material management practices.

PERSONNEL

The OC-LM Team plans to recruit from the existing work force at Kelly to accomplish the PBA workload that will remain in place.

OC-LM's personnel sustainment plans are flexible and responsive. Our Planned Labor Application (PLA) reports provide an effective management tool to provide the right number of skilled employees in the right Resource Control Center (RCC) at the right time.

These reports allow our management to make key decisions concerning;

-    Establishing workload Personnel Equivalent (PE) requirements

-    Determining OC-ALC PE capability

-    Identifying PE variances by shop

-    Filling PE variances to meet BEQs

-    Allocating overtime

-    Hiring temporary personnel

-    Loaning in-house personnel to other shops

-    Hiring contract field teams

The OC-LM Team has the capacity, capability, material management, and personnel resources to sustain full production for the PBA workload. COP-3.3 further details our manpower sustainment plan.

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COP-2.3 SURGE REQUIREMENTS
(L-900 4.3.1.3, M-900 6.2.1.2, TRD 3.6, Attachment 4)

Our past performance demonstrates our ability to respond to any challenge. OC-LM has the experienced leadership, management commitment, technical skills, industrial resources, and physical capacity to meet all PBA surge requirements.

Because surge requirement will inevitably arise, the Air Force requires that we demonstrate in the proposal that we have the capability and capacity (facilities, equipment, material, and personnel) to meet a 30% BEQ surge and stabilize production at this increased rate.

Warfighters require a support organization staffed and equipped to meet every surge contingency. The OC-LM team is that organization. Both OC-ALC and the LM Industry Team have a long history of understanding and successfully meeting DoD requirements. The U.S. military is at the forefront of constantly changing worldwide missions ranging from peacekeeping operations and humanitarian relief to our nation's greatest challenge - major theater war.

We meet this challenge by doing what it takes to get the job done today and anticipating what it will take to get it done in the future. We have the capability and resources to surge our operations to 24-hour days, 7 days a week if necessary. We have and will continue to support all of our military customers with engines and fuel accessories during routine operations as well as surges caused by:

-    War

-    Preparations for Imminent war

-    Urgent Damage repair

-    National Emergency

-    Peacekeeping/Humanitarian Missions

All of the procedures we use for planning and implementing a surge are provided in OC-ALC Surge Contingency Plan 70. This document provides uniform guidance for supporting increased production requirements and incorporates lessons learned over the last 50 years.

  Examples of recent successful surge operations include:

- In July 1996, increased global tasking for the E-3 Sentry required 15 TF33 engines in 14 days. This unanticipated demand drove the War Readiness Engine (WRE) levels to a low of 79% and grounded four critical aircraft. We immediately developed and executed a recovery plan to repair sufficient engines in only 15 days. This action brought WRE and base stock levels back to 100%.

- In 1994, C-141 aircraft powered by TF33-7 engines were involved in airlifts to Somalia. The wing tanks were contaminated with blasting media. This contamination was passed to the engines, resulting in fuel control failures. While engineers from Warner Robins Air Logistics Center were working on the aircraft contamination, OC-ALC engineers worked to define the extent of the fuel control problems. This resulted in a command-wide replacement of fuel controls supported by a successful increase in production at Tinker.

- Standard Aero was awarded the USAF T56- A-15 RGB Overhaul contract in 1991. Within 8 months, we implemented a production capacity plan to increase production volumes from 3 units to 32 units per month and successfully met surge requirements up to 50 units per month.

-    Chromalloy was awarded the TF39 1st and 2nd stage High Pressure Turbine
     (HPT) blade repair contract in 1992. Sufficient management and production personnel were assigned to the program. However, when requested to increase production to meet emergency surge requirements, Chromalloy expanded shifts and hired additional qualified personnel in relatively

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short time. These measures were taken at no cost to Government and ensured a level of production matching SA-ALC's aggressive engine build schedule.

Even during normal operations, our flexible capacity and personnel constantly respond to "mini-surges" created by workload fluctuations, in-service damage repairs, Time Compliance Technical Orders (TCTO), safety of flight concerns, ENMCS, environmental compliance issues, and incorporation of new technologies into the repair process.

OC-ALC recently reconfigured engine shops located in the high bay area of Bldg. 3001 at Tinker to create a flexible engine line. As workloads fluctuate, the engine shops can easily expand and contract without major rearrangement time and expense.

The LMKAC move to use Kaizen techniques, cellular parts flow management, and cross-trained personnel in the repair process at Kelly increases our responsiveness to surge requirements.

Three key elements are required for successful surge response:

-    Material Support

-    Multi-Skilled Labor

-    Facility and Equipment Capacity

COP-2.3.1 MATERIAL FOR SURGE SUPPORT
(L-900 4.3.1.3, M-900 6.2.1.2, TRD 3.6, Attachment 4)

The capability to obtain additional material is a critical element of surge support. The OC-LM plan provides a balance between maintaining sufficient stock levels to support a surge condition and avoiding storage of excess materials to reduce cost.

OC-ALC's material support plan is fully described in Section COP-3.4. LMKAC will implement the following actions to obtain needed material:

- Use supply expeditors who work closely with AFMC Item Managers and Lockheed Martin's Aeronautics Material Management Center, and seek additional outside sources

- Request assistance from the Standard Base Supply System at user command bases

-    Local manufacture

COP-2.3.2 LABOR FOR SURGE SUPPORT
(L-900 4.3.1.3, M-900 6.2.1.2.1, TRD 3.6, Attachment 4)

The OC-LM Team has a skilled, experienced, and highly motivated workforce that has demonstrated the ability to meet the most demanding challenges.

Existing space will be allocated to enhance production by adding work stations as required. New work stations will be filled by personnel with secondary skills in engine maintenance from other non-surging areas. To facilitate this type of movement, we maintain a database of primary and secondary employee skills. Our commitment to "multi-skilling" (cross training and certification of our workforce) enables us to rapidly and smoothly shift manpower as needed.

The OC-LM Team has the full resources of OC-ALC, Lockheed Martin, Chromalloy, Standard Aero, and Woodward Governor available to respond to, meet, and exceed the 30% surge requirement. Our extraordinary depth of multi-skilled personnel allow us to:

-    Operate multiple shifts

-    Move people from one engine or component line to another

-    Move people from one facility to another

-    Utilize LMKAC's Network of Shop Support/Contract Field Teams

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COP-2.3.3 FACILITIES AND EQUIPMENT SURGE CAPACITY
(L-900 4.3.1.3, M-900 6.2.1.2.2, 6.2.1.2.3, TRD 3.6, Attachment 4)

Since both SA-ALC and OC-ALC are primarily propulsion overhaul depots, the facilities and equipment used are very similar. OC-ALC's engine back shop facilities have 56% available capacity and will easily accommodate F1OO, F100 C&A, and airframe fuel accessories. A recent capacity analysis clearly shows that existing facilities will accommodate the F100 workload including the required 30% surge. Facility and Equipment Data describes in detail the facility, buildings, shops, processes, and equipment used to support PBA workload. Based upon our maximum potential capacity, Figure COP-2-6 displays our utilization at both OC-ALC and LMKAC facilities after incorporating the PBA workload.

To increase the production output of facilities and equipment, we first look at methods to increase the time they are in use. For example, most of our shops are currently working one shift, 5 days per week. Going to a two-shift, 12 hour per shift operation results in a 50% increase in output of a facility and increases the productive utilization of equipment.

In the event of a surge, we have the ability to add additional work positions within existing facilities. These new positions would be filled by personnel from other, non-surging areas or by new hires.

Our approach to accommodate surge requirements on the TF39 and T56 at SA-ALC is based on using cell configurations for efficient product flow. The cell arrangement is designed to support both BEQ and unplanned surges with minimal facility space, thereby allowing us to expand as quantity requirements increase.

Additionally, we can increase our facility and equipment capacity utilization by initiating two or three shift operations. In this situation, we recognize the increased equipment and facility demands necessitate increased maintenance support. Our maintenance program addresses this requirement in Section COP-4.

                OC-ALC        PBA        TOTAL        MAXIMUM
               STANDARD    STANDARD    STANDARD      POTENTIAL
ORGANIZATION   HOURS (1)   HOURS (1)     HOURS     CAPACITY (2)   % UTILIZATION
------------   ---------   ---------   ---------   ------------   -------------
OC-ALC/LP      2,150,541   1,141,521   3,292,062     5,441,432         60%
OC-ALC/LI      1,765,364     409,745   2,175,109     3,424,942         64%
OC-ALC         3,915,905   1,551,266   5,467,171     8,866,374         62%
LMKAC                      1,632,735   1,632,735     6,905,843         24%

(1) Based on OC-ALC Programmed Labor Application (PLA) and OC-ALC PBA labor standards for FY99.

(2) Maximum Potential Capacity based on Joint Cross Service Group-Depot Maintenance (JCSG-DM) Data, Paragraph 1.3, 16 May 95.

FIGURE COP-2-6 OC-LM FACILITY AND EQUIPMENT CAPACITY SUMMARY
OC-LM facilities and equipment offer sufficient capacity to meet PBA workload.

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COP-2.4 TRACKING OVER AND ABOVE
(O&A)
(L-900 4.3.3, M-900 6.2.1.3.1, 6.2.1.3.1.1,
6.2.1.3.1.2, 6.2.1.6.l, TRD 3.11)

The OC-LM team approach to tracking O&A repairs accurately distinguishes between work specification, O&A, and warranty items. Unique Program Control Numbers
(PCNs) are used to identify both programmed and non-programmed O&A workload allowing us to successfully apply proven Air Force systems to accurately track all PBA O&A repairs.

To avoid price escalation, we must have a plan to track O&A work, CWS specified work, and warranty work; and to provide the customer clear visibility and the opportunity for interaction.

Our O&A approach includes tracking and visibility of all work accomplished that is not priced separately in the Exhibit Line Items by NSN and as directed by the Administrative Contracting Officer (ACO).

Accurate tracking of non-programmed O&A workload is essential to controlling the cost of programmed PBA workload. Using existing Air Force systems, we will separate the labor and material costs associated with O&A work from programmed work to ensure O&A will not inflate the negotiated price of programmed repairs.

There are two distinct types of O&A work:

-    End Items that were not Priced in the Proposal

- Work Requirements that were not Specified in the Technical Data at the Time of Contract Award and thus not Included in the Bid Price

OC-ALC controls permanent work specification items by establishing Program Control Numbers (PCN) for each component, based on technical order instructions and Contractor Work Specification (CWS) requirements. The PCN allows tracking of actual labor and material charges against the planned charges. Within that PCN, we generate a labor and material plan specific to that end item.

Low or sporadic requirements for end items, which are not part of the permanent work specification, will be accomplished as O&A work. Items originally worked as O&A may later become part of the permanent workload if sufficient and stable requirements arise. For this repetitive workload, a firm fixed price will be negotiated with the ACO, the contract will be amended, and we will establish permanent PCNs for those items.

OC-LM will establish unique PCNs for each of the following known O&A items to ensure accurate tracking.

-    Engineering Investigations

-    Technical Assistance for Modifications and Upgrades

- Repair of Components or Engines with Sporadic, Low-Volume Demands Including Items Listed in TRD Attachment 1

-    Removal of Items from Inactive Status to Return Them to Active Status

- Servicing and Preservation of Engines or Components Prior to Placement in Inactive Status

-    Verification of New and/or Unpublished Technical Orders/Directives

-    TCTOs not Listed in the TRD or CWS

-    Fabrication of an Item From Raw Materials or Components

-    Repairs to Reusable Shipping Containers and Trailers

- Authorized Processing of Components or Engines to Obtain (Reclaim) Parts or Components

O&A work will also include non-programmed work discovered during the course of

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performing overhaul, maintenance, and repair that meets the following criteria:

-    Within the General Scope of the Contract

-    Necessary to Satisfactorily Complete the Contract

-    Not Covered by an ELIN in Exhibits B - E

All O&A workload requirements will be negotiated with the ACO and written authorization to proceed will be received from the ACO prior to commencement of work whenever possible, but never later than completion of 40% of the work. Once written funding authorization is received from the ACO, a project order will be issued. Production Division personnel will initiate a Temporary Work Request, AFMC Form 206, annotated as O&A in Block 20, Special Instructions. Then a Temporary Job Record will be generated in the AFMC G004L system to track the associated labor and material cost of each AFMC Form 206. The ACO will have visibility of these costs through access to the G004L system. A 2-year history of all Temporary Work Requests will be maintained at our facility.

Unique PCNs will also be established for non-programmed O&A work for each weapon system to accurately identify funding, establish workload projections, and accumulate historical data. Our approach will also ensure complete and accurate tracking through all pertinent funding and workloading systems.

Warranty workload will be inducted under a warranty unique PCN. This allows us to perform repairs required by Product Quality Deficiency Reports (PQDR) without charging our customer. If the PQDR investigations reveal defects that are not covered by the applicable warranty, then the investigation, reporting, and corrective actions will be handled as O&A.

Tracking O&A on TF39 and T56 PBA Engines and Components Repaired at Kelly AFB

After PBA contract award and during the time when logistics management functions remain at Kelly, LMKAC will continue using the existing procedures developed by SA-ALC to manage and track O&A repair requirements as described previously:

- To recover the value of the serviceable item, a repair approach/process will be developed by LMKAC production personnel and provided to the Government CEA.

- The repair workscope will be evaluated and approved by the CEA, who will provide required documentation to the ACO for approval

- The ACO will notify LMKAC in writing (via DoD Form 1155) when a discrepancy has been approved for repair as O&A and provide required funding documentation

- O&A items awaiting disposition authority will be tagged as such and segregated from other workload items

- Work will be accomplished using a Temporary Work Request, AFMC Form 206, annotated as O&A to ensure accurate funding and tracking

Once the logistics management function moves to OC-ALC (by June 2001), the O&A process will remain the same. One exception is the technical agency for workscope and labor hour agreement will be the local Defense Contract Management Command (DCMC) representative, the maintenance liaison representative or the CEA as determined by the ACO.

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COP-2.5 RISK MANAGEMENT
(L-900 4.3.4 and M-900 6.2.2, 6.2.3, 6.2.3.3, 6.2.4.3.3)

The OC-LM Team provides the lowest risk for the continued successful overhaul, repair, and modification of the PBA workload. Our combined military experience, skills, and resources with extensive industrial capabilities, commercial practices, and the experience of the private sector partner provides the lowest risk possible to PBA customers.

To ensure sustainment of the warfighter, we must identify risk areas associated with continuing operations, systematic improvements of processes, and any additional workloads. We must also provide a credible approach for managing those risks.

Our Executive Risk Management Board, including senior leaders from OC-ALC and Lockheed Martin will continue to meet quarterly during continuing operations to review status of potential risks and update mitigation strategies. More frequent reviews will be conducted if it becomes necessary. This senior level group has the experience, resources, and the authority to ensure production related problems do not impact our customers.

Risk analysis and management will continue to be a critical part of the OC-LM program management function throughout the life of the PBA contract.

Our risk-management approach is a dynamic tool that is flexible, forward looking and readily adaptable to continuing repair operations. Our approach is tailored to the PBA workload and firmly based on the Air Force principles of good risk management and industry best practices. Our risk-management process identifies risk areas that may negatively affect program requirements and provides credible methods for mitigating those risks. Figure COP-2-7 illustrates our organized risk-management process.

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                                    [CHART]

FIGURE COP-2-7 RISK-MANAGEMENT PROCESS.

Our risk-management process continuously identifies, analyzes, tracks, and mitigates risks ensuring that we keep the PBA risks low.

The OC-LM team conducted a program risk assessment paralleling the assessment San Antonio prepared in response to AFFARS Appendix AA-107 (e)(7). We analyzed the program risks by evaluating the probability and consequence of each risk and combining them in an organized and a consistent manner. We then classified the program risks using the required classifications (RFP L-900.3.1.c and M-900.4.5.2 (a)). For all program risks classified as Moderate or High, we developed mitigation plans to reduce those risks to Low.

Our primary focus and mitigation efforts centered on potential risks impacting:

-    Customer Support

-    Facilities

-    Equipment and Tooling

-    Personnel

-    Material Support

OC-ALC's production engineering branch is responsible for projecting facility, process, and equipment needs for the future. These engineers and planners are in daily contact with production personnel. This close working relationship promotes early identification of potential problems. They perform risk analysis to identify and prioritize these requirements and submit projects into our Five-Year Facility Plan and our Three-Year Capital Purchase Program. These forward-looking plans mitigate risk by ensuring that our production shops are ready for potential future changes, such as: workload fluctuations, new workloads, and changing environmental regulations.

We have an excellent track record of anticipating potential future risks and taking prudent action in advance to ensure we are not caught unprepared. A few examples include:

- High Pressure Water Jet Stripping to Reduce use of Hazardous Chemicals and Flowdays

-    Flexible Engine Line to More Readily Accommodate Fluctuating Workloads

- Elimination of Cyanide and Cadmium in our Plating Facility to Reduce Environmental Risks

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-    Replacing Vapor Degreasers with Industrial

- Part Washers Using Biodegradable Solvent to Reduce Dependence on Heavily Regulated Solvents

-    Establishment of Shop Service Centers (SSC) to Improve Material Support

A Maintenance Planning Working Group (MPWG) reviews and directs the life management and maintenance planning and risk strategy for each engine. Plans are defined and based on direct interface and inputs from using commands. The MPWG then determines the objectives and content of an efficient, effective maintenance program as well as operational verification processes.

Risk strategies and analysis center around:

-    A Maintenance Plan to Balance Calculated Life Cycles

-    Proposed Increases to Actual Durability Limits

-    Inspection Requirements with Economic Considerations

-    Inherent Safety and Reliability Levels of the Equipment

-    Restoration of Safety and Reliability when Deterioration has Occurred

-    Redesign of those Elements Whose Reliability is Inadequate

-    Actions Geared to Minimal Cost

Each Shop Replaceable Unit (SRU) and engine is rated and monitored to ensure that a safe, supportable, cost effective plan stays on track. Monitoring the success of these risk elements is done through quarterly reviews of Unscheduled Engine Removal (UER) and G050 (flightline) reliability data. UER data are also reviewed monthly. Additionally, two component improvement conferences and one users conference are held annually.

Risk analysis is also a critical part of our program managers' function. We will continue to use a template designed by the Propulsion Product Group Manager
(PPGM) for Engine Life Management Plans (ELMP) for all propulsion weapon systems. OC-ALC's ELMP is a documented process, which continuously assesses the field performance of engine components to ensure best practices are used to achieve safety, performance, reliability, and total life cycle cost goals. Program level risk elements will be managed using these ELMPs, defined PMR criteria, and biweekly updates to the program director.

Biweekly updates to the PPGM, OC-ALC Program Director, Production Division managers, and LMKAC managers provide an all encompassing look at each engine program and ensures that current major issues and future risks are being worked at the appropriate levels.

The following are continuing operations risks we are tracking. Some are projected to continue from the transition phase and some are unique to continuing repair operations.

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
DESCRIPTION: CUSTOMER SUPPORT           MITIGATION STRATEGY:

Achieving throughout for all contract   -    Reduce flowtime and increase
years                                        throughput
                                        -    Continue use of multiple repair
Warfighter on ground awaiting                sources
engines or components.                  -    Hire key skilled Kelly personnel
                                        -    CFT augmentation
                                        -    Facilities designed for increased
                                             efficiency

PROGRAM RISK ASSESSMENT: HIGH           MITIGATED RISK ASSESSMENT: LOW

DESCRIPTION: FACILITIES, EQUIPMENT,     MITIGATION STRATEGY:
AND TOOLING                             -    Second source capability
                                        -    Commitment of OC-LM team members to
Loss of access to critical                   prioritize use of all available
facilities as a result of natural            resources
disasters, accidents, or sabotage

PROGRAM RISK ASSESSMENT: MODERATE       MITIGATED RISK ASSESSMENT: LOW

DESCRIPTION: PERSONNEL (OC-ALC)         MITIGATION STRATEGY:
                                        -    Comprehensive recruiting and hiring
Insufficient qualified personnel to          plans
sustain production and quality          -    Cross-utilization training
requirements                            -    CFT augmentation as required

PROGRAM RISK ASSESSMENT: MODERATE       MITIGATED RISK ASSESSMENT: LOW

DESCRIPTION: PERSONNEL (LMKAC)          MITIGATION STRATEGY:
                                        -    Cross-utilization training within
Insufficient qualified personnel to          product lines
sustain production and quality          -    Cross-flow between product lines
requirements                            -    "Grow your own" partnership with
                                             local Vocational Technical, A&P and
                                             other schools
                                        -    Utilize Lockheed Martin CFT
                                             resources
                                        -    Provide industry competitive wages
                                             and benefits

PROGRAM RISK ASSESSMENT: MODERATE       MITIGATED RISK ASSESSMENT: LOW

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
DESCRIPTION: MATERIAL                   MITIGATION STRATEGY:

Insufficient material available to      -    Proactive partnering with DLA
sustain required production.            -    Use in-place USAF material systems
                                        -    Use existing material planning
                                             systems and replacement factor
                                             experience of industry team
                                        -    Implement Repairability Forecast
                                             Model to automate parts forecasts
                                        -    Use Lockheed Martin access to
                                             resources
                                        -    Use local purchase/local
                                             manufacture

PROGRAM RISK ASSESSMENT: HIGH           MITIGATED RISK ASSESSMENT: LOW

DESCRIPTION: MATERIAL                   MITIGATION STRATEGY:
                                        -    Established liaison responsibility
Disruption of production due to not          with DLA and OC-ALC item managers
maintaining piece part support from          for piece parts forecasting
DLA and USAF stock                      -    Agile logistics tenets to meet
                                             customer needs on demand

PROGRAM RISK ASSESSMENT: HIGH           MITIGATED RISK ASSESSMENT: LOW

DESCRIPTION: COST SAVINGS               MITIGATION STRATEGY:

Continuing operations cost objectives   -    Use DCAA approved cost system
not met.                                -    Capture direct and overhead savings
                                        -    Exploit savings from additional
                                             work by industry team
                                        -    Redesign operations to incorporate
                                             best industry practices

PROGRAM RISK ASSESSMENT: MODERATE       MITIGATED RISK ASSESSMENT: LOW

DESCRIPTION: COMPUTER CONTROLLED        MITIGATION STRATEGY:
RESOURCES                               -    All team members have on-going Y2K
                                             programs
Year 2000 Compliance (Y2K)              -    Currently evaluating all systems,
Disruption in management systems             machines, and equipment.

PROGRAM RISK ASSESSMENT: MODERATE       MITIGATED RISK ASSESSMENT: LOW

SCENARIO-BASED TESTING

To aid our risk identification efforts and measure our performance, OC-ALC routinely performs base-wide "war games" that provide an opportunity to evaluate our plans and responses to threats such as wars, natural disasters, accidents, and terrorism. Scenarios are created to simulate these threats. We must

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Source Selection Sensitive                                                    21
respond to these scenarios in a timely manner with a plan to keep production going.

Responses might include:

-    Moving the Workload to a Different Location within OC-ALC

-    Moving the Workload to a Lockheed Martin Team Member's Location

-    Quick, Short Term Contracts to Outside Vendors (Over $2,500.)

- For Low Cost (Under $2,500.) we can use a Credit Card to Purchase Materials or Services

Due to the extensive facilities and equipment available to the OC-LM Team, we have multiple options. These options can be exercised rapidly because they are directly under our control. This gives us the ability to provide a fix to problems with no impact to the customer.

In addition, some of our processes use hazardous materials. Although every reasonable safety precaution is incorporated in the process, there is always the possibility that something could go wrong. To ensure that an accident is handled correctly, simulation exercises of equipment malfunctions and/or hazardous chemical spills are performed periodically. Our military police, fire department, environmental, and safety offices respond, and are evaluated on their performances during these exercises. A team from the Office of the Inspector General (IG) evaluates the exercise. This IG team determines the effectiveness of the response teams' reactions. The exercise is evaluated, recommendations for improvement are presented, and the approved recommendations are implemented.

COP-2.6 SMALL BUSINESS PLAN
(L-900 4.3.2, M-900 6.2.5, 6.2.5.1, 6.2.5.2)

Oklahoma City Air Logistics Center has a strong commitment to Small Business, Small Disadvantaged Businesses, and Women-Owned Small Businesses. The Small Business contract awards we have made in the last few years are conclusive proof of our commitment.

The OC-ALC small business approach involves the cooperative efforts of all organizations in the acquisition process. Small Business has continually demonstrated leadership and excellence in responding to the diverse contracting needs of this center and the nation as a whole. The OC-ALC small business program increases small business participation in all areas of the national defense industrial base.

OC-ALC LPP Production Division personnel have proven their commitment to Small Business, Small Disadvantaged Business, and Women-Owned Small Business by purchasing equipment exceeding $5.6 million from small business concerns within the last 4 years (Figure COP-2-8). Much of the equipment purchased for use in our repair shops is bought from small businesses. Aerospace manufacturing and repair technology is a very specific market; many new technologies are developed by small businesses trying to find a niche in the market.

Lockheed Martin also has a strong commitment to meeting Public Law 95-507 requirements as implemented by federal procurement regulations such as the Federal Acquisition Regulations (FARs). Their business practices and procedures conform to these federal laws and regulations. In support of this commitment, a Small, Small Disadvantaged and Women-Owned Small Business Administrator has been designated in the Company purchasing office to provide direction and monitor results on an overall corporate basis.

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22                                                    Source Selection Sensitive

3 each Vacuum Furnaces in 1996                 $1.402 million

3 each Braze Furnaces in l994                  $1.794 million

2 each Fluoride Ion Cleaning Systems in 1994   $1.548 million

1 each Laser Cladder 1995                      $0.941 million
                                               --------------
TOTAL                                          $5.685 million

FIGURE COP-2-8. SMALL BUSINESS EQUIPMENT PURCHASES

A partial list of the equipment OC-ALC has purchased from small businesses over the past four years.

PRO-ACTIVE APPROACH

OC-ALC's Small Business Office ensures we act proactively to increase involvement of SB concerns in worldwide mission support (Figure COP-2-9). We have added at least one historically underutilized business (HUB) and one woman-owned business (WOB) to all competitive requirements except in those instances when no HUB or WOB had met specified qualification requirements. Our $50M simplified acquisition of base engineering requirements (SABER) contract was a competitive procurement under Section 8(a) of the Small Business Act. The source selection authority awarded this contract to Federal Constructors Inc., which is both HUB and WOB.

The following is a description of the efforts Lockheed Martin will make to assure that Small, Small Disadvantaged and Women-Owned Small Business will have an equitable opportunity to compete for subcontracts:

- Develop and Maintain Bidder's List of Business Concerns from All Possible Sources

- Structure Procurement Packages to Permit Small Business Concerns Participation to the Maximum Extent

-    Include Small Business Concerns in all Solicitations for Products or
     Services

- Review Solicitations to Remove Statements, Clauses, Etc., Which May Tend to Restrict or Prohibit Small Business Concerns Participation

-    Periodically, Rotate Potential Subcontractors on Bidder's Lists

-    Establish and Maintain Records of Solicitation and Subcontract Award
     Activity

- Attend and or Arrange for Attendance of Company Counselors at Business Opportunity Workshops, Minority Business Enterprise Seminars, Trade Fairs, etc.

- Conduct and Arrange for Motivation Training for Purchasing Personnel Regarding the Support of the Small Business Program Pursuant to the Intent of Public Law 95-507

-    Monitor Attainment of Proposed Goals.

-    Prepare and Submit Subcontracting Reports as Required

- Establish and Maintain Contact and Communications with other Lockheed Martin Companies Where Opportunities to Support, Implement, or Enhance the Program Activities Exist or may be Developed.

RAPID ACCESS TO INFORMATION

Contracting and Small Business Office home pages on the Internet provide Small Business rapid access to information about contracting opportunities, tools to improve their competitive position, and points of contact to obtain additional data. The OC-ALC Small Business Office conducted the third annual comprehensive contracting conference in April 1998. More than 300 businesses were on hand to learn how to better compete for contracts with the government.

Lockheed Martin uses the Internet, company and corporate source list, which is enhanced by:

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Source Selection Sensitive                                                    23

-    Attending and Hosting Small Business Trade Fairs

-    List of Contractors Identified in the Bidder's Library

-    National Minority Purchasing Council Vendor Information Service

- Research and Information Division of the Minority Business development Agency in the Department of Commerce

-    Trade Associations

-    Other Data

that identify small business concerns.

SUCCESS IN NON-TRADITIONAL AREAS

We have consistently met or exceeded our small business goals in our DoD contract. Average over all contacts, as reflected on our last Standard Form 295, was 79.0%. The Small Disadvantaged concerns averaged against these contracts was 8%

A recent small business compliance review, performed by DCMC, rated our small business program highly successful.

We are proactive in our approach to increasing involvement of Sma11 Business. An example of a successful initiative in an area we previously considered non-traditional (historically underutilized) for SB is a $17.1 million contract to King Aerospace, HUB, for contractor logistics support for E-9A aircraft. Another example of aggressive, cooperative initiatives involved manufacture of test program sets for B-2 aircraft. OC-ALC awarded a $1.5 million 8(a) contract to a HUB, Advanced Testing Technologies Inc., and two contracts to SB, $16.2 million to RJO Enterprises and $6.9 million to Comarco.

Source development has resulted in several requirements being set-aside for SB ranging from $1 to $7 million. Examples are a $6.7 million contract awarded to Omega Inc. for manufacture of turbine blade sets and a $4.5 million contract to Electro-Methods Inc. (EMI) for a case and vane assembly. OC-ALC proactivism in establishing indefinite-delivery indefinite-quantity (IDIQ) contracts for SB is demonstrated in the following awards, estimated at $10M each to:

- Associated Aerospace, WOB, to manufacture divergent seals for F110-100 and F110-129 engines

- Columbia Manufacturing for seals for the #1 bearing for F101 and F110 engines.

Other successful SB source development efforts in the overhaul/repair area include:

-    EMI for F101-GE-102 front frames

-    EC Technologies for 1st stage turbine blades for TF-33

-    TQ Machining for F101 high-pressure  shroud segments ($10.4M contract)

- Keystone Engineering Company for E-3 antenna pedestal turntables (10-year contract estimated at $32.3M).

These small business contractors utilize the same types of skills as are present in the DoD Maintenance Depots, from general laborers to highly skilled aerospace technicians.

The OC-ALC Small Business office has worked toward the goals set by AFMC for small business contracts during FY97 and have met or exceeded those goals. We are well on the way to similar results for FY98 as shown in Figure COP-2-9.

SMALL BUSINESS SUBCONTRACTOR WORKLOAD INTEGRATION

Because much of DoD's contracting is for major weapon systems, great emphasis is placed on providing subcontracting opportunities for small businesses. Virtually every DoD contract over $10,000 contains a clause committing the contractor to allow qualified small businesses and small disadvantaged businesses to participate. Before a contract over $500,000 ($1 million for construction) can be awarded to a

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24                                                    Source Selection Sensitive
large contractor, that contractor must submit a subcontracting plan which includes goals for the

                                     [CHART]

FIGURE COP-2-9 SMALL BUSINESS CONTRACTS.

OC-ALC Small Business Office distribution of contracts by percent. Note that all goals were met or exceeded OC-LM's PBA small business goal will be 10.5% of Depot Maintenance Area Group purchased services, materials, and equipment.

utilization of small businesses and small disadvantaged businesses as subcontractors.

All subcontracts over $10,000 have Federal Acquisition Regulation clause 52.219-8 flowed down to them in the procurement package.

COP-2.7 ADDITIONAL WORKLOAD
(L-900 4.3.5, M-900 6.2.4)

OC-ALC is proactive in looking for additional workload to offer organic support to military customers. The introduction of additional organic workload is the result of our aggressive effort to improve our future posture and introduce new technology. Additional organic workload is directed to OC-ALC through Source of Repair (SOR) posturing decisions or development of new technology to bring work off contract repair, or workload awarded through competition.

Our commitment to customer support is not diluted by the introduction of additional workloads. We maintained the highest level of support to all our customers. During transition of 2LM and the Navy F110-400 and TF30-414 engine workload transfers, customer support was maintained for all our customers. The introduction of additional workload benefits all our customers with lower sales prices for repair work. Reduced sales prices are achieved by spreading overhead costs across a larger workload baseline.

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Source Selective Sensitive                                                    25

During the last 50 years of operations, OC-ALC has demonstrated he ability to transition workloads successfully with minimum impact to the customer. Our organic depot infrastructure is common to Air Force customers and offers flexibility for other DoD and Foreign Military Sales (FMS) customers.

One of the key reasons we decided to partner with the Lockheed Martin Industry Team was their ability to bring additional workload into the Kelly facilities. For example, Lockheed Martin is the current incumbent on the KC-10 CLS program. The KC-10 uses the CF6-6, which is a commercial derivative of the Air Force TF39 engine. Lockheed Martin will investigate the possibility of including this compatible workload with the other workload at Kelly in the future.

The Lockheed Martin Industry Team intends to expand the operation at the Kelly facilities to include non-PBA engine parts and accessory work without interference to their core mission, the PBA teaming workload. All of the Lockheed Martin Team members are seeking to expand their business base and view the LMKAC activity as a low-cost facility to attract the expanding commercial market as well as non-PBA military work, both U.S. and FMS. Lockheed Martin Aircraft & Logistics Centers maintain aircraft for U.S., FMS, and commercial customers. For aircraft maintenance contracts that include responsibility for the engine as well, Lockheed Martin Aircraft & Logistic Centers intends to eventually subcontract the overhaul and repair of these engines to LMKAC instead of the various sources they currently use.

Standard Aero provides overhaul and repair services for several models of engines from various manufacturers, and intends to develop Centers of Excellence and establish new capability at LMKAC for specific engine models. Standard
Aero is currently bidding on two Navy T56 contracts (RFP # N00019-98-R-0007 & N00383-97-R-0092) with an estimated value of $790 million over a four year period. Scheduled for award in 1998, these contracts cover a wide range of T56 parts from major modules and power sections to piece parts. If either of these contracts are awarded to Standard Aero, San Antonio will be highly considered to perform some of the workload.

Chromalloy Gas Turbine Corporation is continually expanding its parts repair business, especially in the commercial world. Chromalloy will also use the Kelly facility as a Center of Excellence plus expand its capability at Midwest City, OK and at other nationwide facilities.

The Woodward Governor Company and LM Control Systems' rapid expansion, especially on the GE family of commercial engines, requires new facilities. The LMKAC facility will fill this requirement.

All of these large industry service companies will provide a significant increase in the utilization of the LMKAC facility. This will allow the PBA Redeterminable Price provision to provide significant reductions of ELIN prices as this large, incremental work materializes at LMKAC.

COP-2.8 PBA REQUIREMENTS UNDER SEPARATE CONTRACT
(M-900 6.2.1, TRD 2.4, 3.1.1)

Material supportability is enhanced through careful selection of components for transition from contract repair to organic repair. Through a systematic review of all repair contracts, our plan ensures that BEQ requirements are met.

Transition of contract repair, to organic or LMKAC repair requires stringent material and process planning. With continued focus on customer support, our approach to managing contract items allows us to continue existing contracts, initiate new contract repairs, terminate existing contracts, and/or pursue organic repair.

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OC-ALC has developed a database of current PBA repair contracts. This database prioritizes transition of contract work, considers penalty and option clauses, and then incorporates them into a milestone chart. Figure COP-2-10 and Figure COP-2-ll detail our contract repair plan.

                               INITIAL SCREENING

-    Penalties/How to Avoid Them

-    Options/When to Exercise Them

-    Fine Print/Surprises that could Create Bottlenecks

-    Questions/Clarification/Time Constraints

                            CLASSIFICATION OF REPAIR

-    Simple

-    Complex

-    Similar

-    No Previous Capability

-    Other

                              TOOLING AND EQUIPMENT

-    Identified

-    Provided

                                  MILESTONES

-    Options/When to Exercise Them

-    Termination/Timeline Established

-    Re-solicit Requirement

-    Dual Repair/Leave on Contract and Bring "In-House"

-    Other/Best Mix of Contract and Organic

-    Flexibility Built in for Quick Response

FIGURE COP-2-10 CONTRACT REPAIR PLAN

Our plan provides triggers to keep us on track. It provides flexibility and the ability to ramp-up and improve WRE levels and ENMCS rates.

While OC-ALC retains PBA certified vendors and their existing contracts, our phased approach seeks to move most contract repair items to organic capability. We may continue contract repair, terminate the contract and begin organic repair, leave on contract and repair organically (dual repair), or initiate other new repair contracts.

With the future transition of program management functions to OC-ALC, supply support plans are improved. On site item management functions ensure that not only will PBA requirements be met, but also worldwide support of the warfighter remains paramount. The "program" approach facilitates an interface with existing resources and adds flexibility that can only amplify PBA success.

-    Ramp-up Efforts are Eased

-    Transition Risk is Minimized

-    Full Production Occurs Faster

-    Surge Capability Becomes Possible.

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Source Selection Sensitive                                                    27

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                                     [CHART]

FIGURE COP-2-11 CONTRACT EVALUATION FLOWCHART.

All existing contracts will be reviewed prior to expiration for possible transition to the OC-LM Team. Our primary goal is provide the lowest cost/best value components for the warfighter. Our review process ensures a month by month timeline of actions, to include exercise of an option, termination, or retention of the contract to augment dual repair efforts.

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COP-3 PRODUCTION MANAGEMENT
(L-900 4.2.6.1)

OC-LM Team has the production management experience to direct its technical experts and production workforce in the PBA repairs. Our team already successfully performs these repairs on the TF39, T56, F100, and associated accessories. We will ensure that all PBA requirements are met on time and within budget.

To ensure support to the warfighter, the PBA Source Selection evaluators require evidence that the OC-LM Team has the management experience to direct the technical expertise necessary to perform in production quantities the repairs necessary to support the PBA workloads.

The AFMC Commander and staff directly support OC-ALC's depot business operations. The Commander at OC-ALC manages depot operations through the propulsion and commodities directorates and has sole responsibility for the program management and maintenance support of weapon systems managed at this depot. A top-level organizational chart is shown in Figure COP-3-1, illustrating the structure of our OC-LM Team.

Workload management during continuing operations will be handled by our LP-1 team - the hub of our PBA workload IPT. This dedicated team of individuals focuses on the PBA workload - its cost, schedule, and performance - to ensure commitments are attained.

Our organization includes individuals with expertise from the following areas as well as representatives from DCMC and the Program Office depot maintenance liaison:

                                     [CHART]

FIGURE COP-3-1 ORGANIZATIONAL CHART.

The OC-LM Team is structured to bring together the best of the best in the engine and commodities overhaul/repair business.

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Source Selection Sensitive                                                    29

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-    Product Management

-    Workloading

-    Subcontract Management (Depot Repair)

-    Data Management

-    Budget

-    Cost Analysis

-    Material

-    Quality

-    Industry Partner Liaison

During continuing operations, we will operate in two locations - OC-ALC for the F100 engine, accessories, and the airframe accessories and Kelly for the TF39 and T56 engines and accessories.

Organized as a separate entity under the management of Lockheed Martin Aircraft & Logistics Centers, LMKAC is the single Office of Prime Responsibility (OPR) to OC-ALC for accomplishing TF39 and T56 2LM, repair operations and related accessory repair at Kelly AFB. Each of LMKAC's associate subcontractors will apply their management, production, quality, and technical expertise to ensure that all of OC-ALC and DoD requirements are achieved. These management personnel will report to the Managing Director of LMKAC.

For ease in management and monitoring, our organizations it each location are similar in structure. F100 PBA workload will be accomplished within the Propulsion Management Directorate at OC-ALC. Our various branches provide functional expertise in the overhaul and repair of the F100 engine and components. Our Commodities Management Directorate is responsible for the F100 C&A workload as well as the airframe fuel accessories.

To ensure program execution stays within cost and schedule, our OC-LM team accomplishes crosschecks on a continuous basis. Our production management efforts are enhanced through various meetings occurring daily, weekly, quarterly, and annually. These meetings provide the forum for production scheduling, parts support, maintenance support, cost control, and many other issues impacting timely production of engines and components. These meetings provide management information for decisions to avoid or resolve problems that negatively affect production. Some of these meetings include:

-    Staff Meetings

-    Parts Reviews

-    Technical Reviews (for TCTOs, modifications, etc.)

-    Annual Work Specification Reviews

-    Quarterly Workload Negotiations

-    Quarterly CC Metric Indicators Review

Lockheed Martin Production Management Lockheed Martin and its industry partners bring numerous strengths to meet PBA's production management and sustainment requirements. To highlight a few, they bring:

- Key personnel with years of repair and overhaul experience who are knowledgeable in the areas of transitioning and managing DoD programs, optimizing repair processes, and realigning facilities/equipment without disrupting production

- A lean, surge-responsive organization with low overhead and high direct labor applied to engine-dedicated business units and product cells

- A computerized management information system that interfaces with current Air Force

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     systems, allowing us to effectively coordinate activities with OC-ALC.

- Pre-planning and early coordination to identify major repairs and required material support to sustain production and improve WRE levels and ENMCS rates

- Use of repair-oriented metrics that provide both LMKAC and Government managers real-time visibility of program status

The Lockheed Martin industry team intends to fill key management, supervisory and overhead positions with a mix of incumbent personnel from Kelly and their respective companies (i.e., Lockheed Martin, Chromalloy, Standard Aero, and LMCS/Woodward Governor). This combination blends commercial best practices into our processes, while retaining the resident TF39 and T56 expertise.

Lockheed Martin's matrix support departments (Business Operations, Human Resources, Logistics, and Quality) are sufficiently staffed to provide their employees with all technical, systems, information, and training resources required to meet every PBA requirements throughout contract life.

The majority of LMKAC's direct labor employees will come from the current workforce. Lockheed Martin alone will have over 380 employees on its CFT payroll prior to contract award. Combined with their aggressive recruiting campaign and pay structure with highly competitive in benefits that mirrors the Civil Service, we are confident of their ability to attract highly qualified incumbents.

In addition, they are transitioning all LMKAC employees to a total salary workforce. This benefits their workforce and PBA operations by:

-    Increasing Employee Ownership of LMKAC and PBA's Success

-    Simplifying Administrative Policy Issues

-    Improving Communication Through Removing "Us" Versus "Them" Mentality.

We believe that the privatization process represents an ideal opportunity to apply the best available MIS capabilities to improve cost, schedule and quality effectiveness in PBA operations. Lockheed Martin is currently implementing the enterprise resource planning (ERP) system at its maintenance, overhaul, and repair center in Greenville, SC. ERP is a single integrated computer system using commercially available software that performs inventory/material control, MRP functions, shop floor control, quality management, cost management and financials. Expected to be on line in June 1999, ERP will:

-    Improve business processes

-    Reduce cycle time & inventory

-    Improve productivity

-    Improve quality of customer service

Definitely a "best commercial practice", ERP is highly applicable and beneficial to the PBA operation. Figure COP-3-2 further describes ERP. LMKAC will incorporate a version of this system in the continuing operations phase to begin yielding benefits to the Air Force.

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Source Selection Sensitive                                                    31

                                    [CHART]

FIGURE COP-3-2 ENTERPRISE RESOURCE PLANNING BENEFITS.

LMKAC's scheduled ERP implementation demonstrates our commitment to continuously improve our PBA performance at Kelly.

Our production-oriented metrics focuses on improving WRE levels and ENMCS rates, thereby ensuring PBA mission success. As depicted in Figure COP-3-3, the LMKAC management team uses established metrics to monitor progress at every level and assess the need for improvements and process changes that increases WRE levels and reduces ENMCS rates.

NAVY PRODUCTION REQUIREMENTS

Understanding that Navy engine parts are different from Air Force engines, OC-LM will track Navy engines and components separately. This tracking will ensure no mixing of Air Force and Navy components. OC-LM currently repairs engines for both Air Force and Navy with 100% of engines produced with each service's own parts.

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

           METRIC              FREQUENCY                         PBA BENEFIT
          -------              ---------                         -----------
Turn-Around-Time                Weekly     Better control and improve flowdays
Customer Delivery Compliance    Weekly     Ensure BEQs are met/improve WRE and ENMCS
Internal Reject Rate            Weekly     Measure process capability and product quality,
                                           identifying areas for improvement
Engine Test Pass Rate           Weekly     Improve pass rate/production capability
Labor Hours                     Monthly    Control/reduce labor costs over contract life
Material Cost                   Monthly    Monitor material content of modules and identify repair
                                           development opportunities

FIGURE COP-3-3 PRODUCTION METRICS AND BENEFITS.

Lockheed Martin's production-oriented metrics provide continuous assessment of our performance.

COP-3.1 QUALITY SYSTEM
(L-900 4.3.6.3, M-900 6.1.4.3, 6.2.1.6, TRD 2.3, 2.4, 3.12)

OC-LM offers experience and expertise in all technical aspects of engine maintenance. With over 150 combined years of quality engine repair experience, we blend the latest technology with production performance to provide reliable, on-schedule engines for our customers.

To ensure warfighter readiness is maintained, we must supply high-quality, warranted products. In this section of the proposal, we must show how we will achieve ISO 9002 compliance or its equivalent. We will provide evidence that we can plan, execute, and maintain effective process control to ensure the ongoing quality, of all significant processes, including those performed by our subcontractors/teaming partners.

Our successful exit from transition requires OC-LM acceptance of total repair management responsibility for work in process completion and production improvements through the transition process. These requirements are incorporated into our Transition Integration Plan (TIP) and will be executed prior to the continuing operations phase.

Our quality system is capable of planning, executing, documenting, and maintaining effective process control, ensuring ongoing quality of all significant processes to DCMC satisfaction. As a sub element of these requirements, we recognize that ISO 9002 compliance must be an integral part of our quality system. THE COMBINED ISO 9002 EXPERIENCE OF OC-ALC AND OUR INDUSTRY TEAM MITIGATES IMPLEMENTATION RISKS. OC-LM will provide evidence that ISO 9002 will be attained and sustained throughout the life of the PBA contract.

COP-3.1.1 ISO 9002 COMPLIANCE.
(L-900 4.3.6.3; M-900 6.1.4.3; TRD 2.3, 2.4, 3.12)

OC-ALC fully complies with the USAF Quality System, which is an ISO 9002 equivalent system; however, OC-ALC is also quickly moving forward with ISO 9002 implementation. That process will be complete in October 1998. Similarly, Lockheed Martin and its industry team are either ISO9001/ISO9001 certified or in full compliance with the exception of Chromalloy. Chromalloy is well on its way toward full compliance by September 1998.

OC-ALC Policy Directive 21-108, Quality Management, documents our quality system that

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is fully compliant with ISO 9002 in the production areas where PBA workload will be accomplished. The business plans for the Propulsion Management and Commodities Management Directorates at Tinker AFB and LMKAC at Kelly AFB define compliance procedures. The OC-ALC management representative for quality is the Technology and Industrial Support Directorate (OC-ALC/TI). They provide the direct link to the Center Commander for each of our product directorate and LMKAC quality focal points.

Internal audits serve as management tools to ensure ISO 9002 compliance throughout the life of the PBA contract. Problem areas may drive more frequent audits as described in the OC-ALC Policy Directive. Quality audits within the propulsion areas where PBA items are repaired will be conducted following OC-ALC Policy Directive 21-108 and in accordance with AFMC Pamphlet 21-1, Organic Industrial Operations Internal Review Procedures. Any problem areas will drive more frequent audits as required by OC-ALC and LMKAC business plans.

The OC-LM approach to sustain ISO 9002 compliance during continuing operations follows:

            ISO ELEMENT                       CONTINUING OPERATIONS PLAN
            -----------                       --------------------------
4.0 Quality System Requirements      Continuous maintenance and improvement of
                                     business plans and quality policy manuals.

4.1 Management Responsibility        Full support from OC-LM senior leadership
                                     through all program directors and support
                                     departments. Quarterly reviews.

4.2 Quality System                   Review and update policies, procedures, and
                                     work instructions to detail program
                                     specific requirements.

4.3 Contract Review                  Comprehensive contract reviews continuously
                                     performed by QA, program directors, and
                                     staff.

4.4 Design Control                   Does not apply to ISO 9002.

4.5 Document and Data Control        List and maintain control of all
                                     documentation and plans. Ensure conformity
                                     to documentation.

4.6 Purchasing                       Review purchasing specifications and
                                     requirements to ensure only authorized
                                     materials are purchased through approved
                                     vendors.

4.7 Control of Customer Supplied     Use of standard supply and accounting
Product                              procedures with verification inspections.

4.8 Product Identification and       Ensure procedures are in place and
Traceability                         pertinent to manage all products from
                                     receipt to delivery by tagging, marking,
                                     and identifying at each stage of
                                     processing.

4.9 Process Control                  Monitored by internal audits to insure
                                     adequacy of environment, materials,
                                     equipment, training, and work instructions.

4.10 Inspection and Testing          Ensure documented procedures describe
                                     inspection and testing requirements for
                                     materials, equipment, and end-items.

4.11 Control of Inspection.          Maintain documentation to ensure
                                     identification, recall, and status in

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
            ISO ELEMENT                       CONTINUING OPERATIONS PLAN
            -----------                       --------------------------
Measuring, and Test Equipment        accordance repair location directives.

4.12 Inspection and Test Status      Identified by stamps on work instruction
                                     documents, visible tags, and clearly
                                     identified storage areas.

4.13 Control of Non-Conforming       Controlled by identification,
Product                              documentation, isolation, MRB review, and
                                     disposition.

4.14 Corrective and Preventative     Continuous improvement methodologies which
Action                               are proactive to identify potential
                                     problems and resolve them.

4.15 Handling, Storage, Packaging,   Work instructions detailing requirements
Preservation, and Delivery           supported by internal audits to insure
                                     compliance with contractual requirements.

4.16 Control of Quality Records      Controlled by a system that determines
                                     collecting, indexing, filing, accessing,
                                     storing (location/facilities and
                                     classification), maintaining, and retention
                                     period requirements.

4.17 Internal Quality Audits         A systematic program based on OC-ALC Policy
                                     Directive 21-108, AFMC Pamphlet 21-1, and
                                     product directorate and LMKAC business
                                     plans for assessing all quality related
                                     operations, internal and external

4.18 Training                        A coordinated effort between supervisors
                                     and training specialists to assess and
                                     determine training requirements for
                                     employees at both repair locations.
                                     Training specialists will schedule training
                                     requirements based on skill level and
                                     certification requirements.

4.19 Servicing                       Compliance with published technical orders
                                     with records provided to the Government.

4.20 Statistical Techniques          Implemented system applicable to specific
                                     operations such as inspection planning,
                                     quality history, inspections, audits,
                                     customer feedback and subcontractor
                                     performance.

COP-3.1.2 PRODUCT QUALITY
(L-900 4.3.6.3; M-900 6.1.4.3; TRD 2.3, 2.4, 3.12)

OC-LM quality specialists conduct thorough systematic investigations of every Product Quality Deficiency Report (PQDR) received, following TO 00-35D-54, USAF Material Deficiency Reporting System, guidelines. Both internal and external customers initiate investigations by entering deficiency reports into the G021 (INFOCEN) system. OC-LM will review PQDR metrics monthly, accomplish trend analysis, develop preventive measures, and communicate pertinent information to appropriate production organizations for implementation.

PQDR rates for workload currently accomplished at OC-ALC, shown in Figure COP-3-4, are already below the SA-ALC baseline rates for PBA items. Our quality approach ensures improvements by extending component use intervals, reducing labor hours, decreasing material quantities, and other factors.

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
                    Quality Related
                      PQDRs/Units
Product line            Produced
------------        ---------------
Fuel Accessories,
Pneudraulics,           0.0016%
Hydraulics

FIGURE COP-3-4. OC-ALC PQDR RATES.

Emphasis on individual empowerment and responsibility, coupled with providing the outstanding training and sufficient resources, consistently keeps our workmanship defects well below 1%.

Using the baseline quality standards for workmanship provided in the RFP, LMKAC's prime objective is to achieve a workmanship defect rate below 1% or better. Efficiently applying all applicable elements of the ISO compliant quality system, Quality Assurance (QA), operations, and engineering personnel have the necessary data to develop and implement improved processes. Improved processes that utilize automated or robotic equipment (i.e. plasma spray processes) provide consistency in the operation and reduced material usage thus reducing possible rework or recycles that equate to labor hour savings.

EXTENDING PRODUCT USE INTERVALS

OC-ALC process and facility engineering staff in the Propulsion Production Division leads activities to extend product/component use intervals. Personnel in the Process Engineering Section have a variety of skills including mechanical, chemical, metallurgical, materials, electrical, and industrial engineering backgrounds combined with 10 to 30 years of experience in engine repair. Their support staff includes hands-on engineering technicians with extensive repair experience. The Engineering and Planning Branch works hand-in-hand with the production work force to provide immediate on-site engineering and technical support to disassembly, repair, assembly, and engine test shops every day. They provide the following critical functions to improve quality and enhance performance of the engines and components we currently repair and will provide the same support to PBA customers:

-    Process Support and Control

-    Repair Development

-    Immediate Process and Facility Problem Solving

-    Computer Numerical Control Programming Support

-    Tool Design and Manufacturing Support

-    Critical Consumable Material Management and Control

-    Pollution Prevention

-    Hazardous Material Management and Control

-    Facility and Equipment Management

-    New Repair Prototyping

Goals of Engineering and Planning Branch personnel at OC-ALC include limiting or eliminating the use of proprietary processes or technologies that increase costs, limit selection of suppliers, and create risk over the long life cycles of military engines. They continually seek new technologies and process enhancements that are functional across a variety of engines. These technologies extend engine and component life cycles, provide the most economic benefits, and produce the highest quality products for our customers.

For example, Axiam Smart Stack (TM) is one of our best processes for extending engine and component life cycles. OC-ALC teamed with private industry to find ways to reduce engine vibration during build rather than after engine test. Axiam Smart Stack (TM) systems optimize our method of stacking components using geometric measurements to make jet engine rotors straighter. This results in better balance, reducing the number of engine test rejects, and less vibration during operation. The Axiam system has already been applied to the TF33 N2

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rotor and the High Pressure Compressor (HPC) on all GE engines repaired at
OC-ALC. On TF33 engines, this process reduces engine test recycles by 5 to 7 engines per year. The GE system reduces test rejects and increases compressor rotor production from one every 2 to 3 days to two per day. The Axiam system also saves fuel while increasing the life of engine components by reducing vibration during operation.

The LMKAC Industry Team also brings a "repair versus replacement" philosophy to the PBA workload. The education, experience, and expertise from the industry team provide innovative strategies to the development of repair processes. The companies within the team have product development engineers that continuously develop new technologies in protective coatings and airseal and blade-path materials. This equates to products that meet or exceed original equipment manufacturer and technical performance requirements thus providing extended product use intervals.

Recent studies performed by Allison shows the Mean Time Between Removal (MTBR) for Canadian Air Force fleet of T56-A15 engines is currently 3,681 hours as compared to 1,500 hours for US Air Force T56-A15 fleet. Standard Aero is the largest non military T56 engine repair and overhaul company in the world and for the last 38 years Standard Aero has exclusively maintained the T56 engines for the Canadian Air Force. Standard Aero's proven T56 overhaul and repair processes and component repair methodology that will be implemented in San Antonio will significantly contribute to improvement in the US Air Force MBTR.

Since 1991, Standard Aero has overhauled a total of 1,400 Reduction Gear Boxes
(RGB) for-the United States. To date, 138 of the Standard Aero overhauled RGB's have returned for a second shop visit with an MTBR of 2,130 hours compared to the historic MTBR levels on SA-ALC repaired RGB's of 900 hours.

Standard Aero's RGB repairs resulted in the improvements noted in Figure
COP-3-5.

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                                    [CHART]

FIGURE COP-3-5 T56 RGB FAILURES PER ENGINE FLIGHT HOURS (EFH)

Since l992; USAF RGB failures per 1,000 engine flight hours has dropped 40%--from 0.21 to 0.l2.

During transition, key Standard Aero T56 engineering and production personnel will be assigned temporarily to San Antonio to review all areas of difference between the procedures, repairs and process used at Standard Aero and those at SA-ALC. This Integrated Product Team approach will operate in the same way as joint AF and Navy IPT's has successfully operated in the past at OC-ALC. The T56 IPT's will bring together contributions, knowledge, and experience from Standard Aero, SA-ALC, US Air Force and US Navy. As an Allison Authorized Maintenance Center, Standard Aero will ensure appropriate engineering coordination with Allison on critical issues. The TIP includes the costs of implementing the Standard Aero cellular design, build processes and systems in the San Antonio facility.

A key deliverable of the proposed T56 IPT is to expand the scope of engine management from a transaction cost orientation to overall cost of ownership or "life cycle cost." Recent initiatives in the commercial engine environment have shifted to more focus on pay by the hour type programs. While these programs add predictability and simplicity to the payment for propulsion, they do no always allow for clear links between costs and maintenance events for the operator. By taking a total cost of

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ownership approach, the objective is to develop a strong link of the fiscal drivers to engineering and maintenance activities.

Current US Air Force data showing Top Ten reasons for removal points to technical and material challenges in supporting the T56 that Standard Aero will immediately address.

Standard Aero has grouped the activities into four categories to target reducing engine operating costs:

LOWER THE SHOP VISIT RATE

-    Build-Standard Management to Ensure Maximum MTBR

- 'Cooperative' Review of Operator Workscopes and Flight Line Maintenance Practices to Ensure. They are in 'Synch' with the Repair and Overhaul Shop Practice

-    Coordinated Field Service and Tech Support to Keep Engines on Wing

MANAGE INVOICE COSTS

-    Focused Inventory Management Plan

-    Joint efforts on New Repair Development and Coatings

ADD FLEXIBILITY TO THE WORKSCOPE

- Pre-Induction Testing Makes Sense in Many Cases (and it Provides Inexpensive Data of Real Performance)

-    Flexible Workscoping at the Repair and Overhaul Shop

-    Appropriate Parts Strategies (New vs Serviceable vs Repaired)

MAXIMIZE THE USE OF DATA

-    Manage and use "The Data" (Not "Ours" vs "Theirs")

-    MTBR Analysis & Benchmarking

-    Trend Monitoring (...and Actually use Data)

-    "What If" Analysis Tools for Cost Modeling/Spares Planning

- Program Management Reviews (Integrated Discussion of Commercial, Technical and Logistical Issues)

MTBR focus also delivers added benefits of future cost savings. Traditional transaction pricing does ensure lowest price at the ELIN level by including such costs as: new parts, serviceable material, repaired material, labor and test costs. What it does not take into account are other costs that are directly related to the quality and MTBR reliability of the item overhauled. Traditionally these costs are paid for out of different budgets and seldom rolled together.

This type of focus expands accountability for overall US Air Force monetary investment in T56 assets (on-wing, serviceable, repairable and WIP). Better MTBR means less spare engines required in "total" system which leads to a reduction in overall asset investment and significant improvement in WRE levels.

Examples of the source of these savings include:

-    Removal & Installation Costs

-    Troubleshooting and Travel Costs

-    Engineering Support Costs

-    Aircraft Downtime Costs

-    Working Capital Costs for Spare Engines and Inventory

-    Shipping and Logistics Costs

One example of successful teamwork addressing problem areas is oil leaks on gearboxes. Working in conjunction with USAF Engineers, Standard Aero recommended a Hylomar Aero Grade sealant to be used on the splitlines. The Hylomar has been adopted by the USAF.

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REDUCED LABOR HOURS

OC-ALC certified industrial engineering technicians develop labor standards and maintain documentation, ensuring that standards accurately reflect the scope of labor required to perform technical tasks. They conduct work standard studies to evaluate task performance and adjust labor standards as applicable. Labor standards are routinely adjusted when any one of the following occurs:

-    Changes in Technical Requirements

-    Implementation of Improved Methods/Procedures

-    Changes in the Work Place

-    Changes in Equipment or Tooling

Ongoing work measurement initiatives reduced OC-ALC labor standards by 30,000 workload hours during FY97 resulting in a cost avoidance of $2.0 million. Since 1994, $9.8 million has been saved by this initiative in our Propulsion Management and Commodities Management Directorates. PBA labor standards will be included in this review process during continuing operations and we project similar labor hour savings for those items.

REDUCED MATERIAL QUANTITIES

OC-ALC Shop Service Centers (SSCs) contain all necessary resources to successfully manage and reduce required material quantities. PBA material support will be provided by three fully staffed SSCs where personnel use the same material ordering processes now being employed at SA-ALC. The Air Force support systems such as D035, G402A, and D043 are in place and provide documented records of material consumption, lead times, inventory levels, and other logistical data required to ensure superior weapon system support.

The Repairability Forecast Model (RFM) allows OC-ALC to calculate and forecast current and future material needs while the DLA Customer Account Tracking System
(CATS) interfaces with RFM data to validate forecast quantities.

These two new tools provide information that is realistic, responsive, and equitable to all material customers.

OTHER FACTORS

Flowdays for the PBA workload will be tracked using the OC-ALC Inventory Tracking System (ITS). This management tool allows us to track engine inductions by serial number and monitor progress through the repair cycle. By controlling engine inductions and removing non-value added activities, OC-ALC reduced average flowdays on repairs by 14% from October 1996 to September 1997. We expect similar flowday reductions for F100 engines.

COP-3.13 PRODUCT WARRANTY PROGRAM
(M-900 6.2.1.6).

The RFP requires that a "warranty shall be provided for all items completely processed by the contractor and shall cover deficiencies in workmanship and material for a period equivalent to at least 3 months." The OC-LM team offers an extensive warranty to satisfy this requirement by covering all PBA end items, including whole engines, modules, and accessories, for an equivalent period based on Engine Operating Time (EOT) and cycles. (See Figure COP-3-6). In the event that a defect in material or workmanship causes a PBA end item to become unserviceable, OC-LM will repair that item on a priority basis to minimize impact to the customer. Details can be found in the CWS, Paragraph 3.3. The experience and expertise of our combined USAF and industry workforce will minimize these occurrences and, if they do occur, enable us to improve procedures to produce a better, more reliable product. Confidence in the quality of our work allows us to offer a warranty that will directly benefit the warfighter and the Government in terms of reduced downtime and cost.

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
       SYSTEM                Period
       ------          ------------------
Engines:
TF39                   100 hours EOT
T56                    100 hours EOT

Modules and
Tracked Accessories:
TF39                   100 hours EOT
T56                    100 hours EOT

Untracked              3 months operation
Accessories

FIGURE COP-3-6 PRODUCT WARRANTY

The OC-LM team offers coverage periods tailored to each workload in order to satisfy the requirements of the RFP.

                                     [CHART]

FIGURE COP-3-7. WARRANTY CLAIM PROCESS.

Command customer initiate warranty claims by entering PQDRs into the G021 Deficiency Reporting and Tracking System. OC-LM quality management specialists conduct thorough investigations of each deficiency to expedite repairs and prevent recurrence.

Warranty returns are processed using the Product Quality Deficiency Report
(PQDR) system, an established Air Force system currently in use and familiar to all PBA customers. Procedures for processing warranty returns are defined in TO 00-35D-54, USAF Material Deficiency Reporting System. Figure COP-3-7 provides the PQDR process flow for warranty returns for engines, modules, and components.

Warranty workload will be inducted under a "Warranty" unique PCN. This allows us to perform repairs required by PQDRs without charging our customer. If the PQDR investigations reveal defects that are not covered by the applicable warranty, then the investigation, reporting, and corrective actions will be handled as O&A.

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COP-3.2 MANAGING CHANGES TO TECHNICAL ORDERS (TO)
(L-900 4.3.3, M-900 6.2.1.3.2, TRD 3.2)

To ensure best use of government funds, we must have a process for processing incremental improvements to the TOs that:

-    Properly considers substitution of commercial manuals

-    Provides technical instructions for process improvements

- Affords clear visibility into cost, schedule, and risk for Government/contractor interaction and tracking

-    Incorporates approved changes into the TOs.

Repair of PBA engines and components will be done in accordance with appropriate TOs. The OC-LM Team will continue reviewing the PBA workload TOs, as is done every day for our current engines and accessories. We will search for ways to simplify procedures and reduce cost while maintaining or improving reliability and ease of maintenance. Our review and approval process will use an innovative, automated AFTO Form 202, which facilitates the full incorporation of LMKAC into the process. Additionally, the approach provides the Cognizant Engineering Authority with ample visibility into cost, schedule, and risk before approval.

This established, documented process ensures that appropriate personnel (such as logistics management specialists, propulsion system engineers, item managers, and equipment specialists) have clear visibility of the possible impacts of any proposed TO changes to cost, schedule, and risk.

INCREMENTAL IMPROVEMENTS TO TECHNICAL ORDERS (TO)

OC-ALC shops will initiate AFMC Forms 202 in compliance with AFMCI 21-301, TO System Implementing Policies, for the PBA workload that will improve reliability and/or ease of maintenance, OC-ALC proposes to submit these forms to the CEA for evaluation using an automated AFMC Form 202 created on the CEA's World Wide Web page. Time is always critical, often because the problem relates to engines being repaired where flowdays are being counted. The automated AFMC Form 202 process will greatly decrease turnaround times that can occur when paper copies are shipped or sent by facsimile.

Presently, TO changes requested for the TF33-7 QEC kit by the OC-ALC engine maintenance shops are submitted via the automated AFMC Form 202 on the C-141 Technical and Engineering Services home page (Reference: Uniform Resource Locator address, http://cl41.robins.af.mil/auto202/) to the CEA at WR-ALC. This innovation results in decreased turnaround times and greater worker satisfaction in the shop due to timely processing. This same application will be in use by our LMKAC operation in San Antonio.

Any authorized changes to the TO procedures are immediately made available to program managers. Collocation of maintenance shops, system engineering, and program management personnel at OC-ALC under one roof allows changes to be implemented faster. Discussions between these three groups can happen real-time and face-to-face.

A recent example of this is a change made in the TF33 Gearbox Shop to a higher temperature epoxy that provides a better seal for a leaking oil pump. This change resulted in quickly eliminating leaks for failed epoxy, which lowers maintenance man-hours, associated with this pump and test cell rejects caused by high scavenge oil pressure.

Our TO change process is provided in Figure COP-3-8.

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                                    [CHART]

FIGURE COP-3-8 OC-ALC TEAM APPROACH TO MANAGING TO CHANGES.

Collocation of OC-ALC operations with PBA CEA coupled with our innovative AFMC Form 202 automation for LMKAC operations yields decreased costs and flowdays.

Many new engine workloads are brought in without TO repairs (or with repairs that are grossly inadequate). In those situations, technicians and engineers work closely with our production personnel and the CEA to develop and document usable repair processes. One example of this action includes the total rewriting of the F101 and F110 engine cleaning TOs. We reviewed each individual part for material composition, coatings, condition (corrosion, wear, etc.), and subsequent inspection method. Decades of experience with the repair of engine-run hardware enabled maintenance personnel to accurately correct and complete these TOs.

In addition to notifications of TO changes from the program office, the Technology and Industrial Support Directorate, OC-ALC/TI, monitors and distributes TO changes to all the production directorates at Tinker. This provides effective reaction time to accommodate and plan for changes and additional requirements. Our production planning organizations will review all TO changes to determine impact of material requirements, man-loading, labor standards, and scheduling to ensure sales prices accurately reflect work requirement.

INCORPORATION OF COMMERCIAL PROCEDURES

OC-ALC has also substituted commercial manuals for USAF TOs when it makes sense and incorporated commercial engine improvements in the military version of the same engine. F108 TOs in USAF format were, superseded by OC-ALC with CFM56 TOs in commercial format when the price quoted by the OEM to maintain these USAF TOs was too high. This enabled OC-ALC to save $5 million annually since 1992.

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Service Bulletins for the commercial JT3D engine incorporate new parts that increase the reliability and maintainability at that engine. The military version of the JT3D engine is designated the TF33 and is managed by OC-ALC. These service Bulletins are reviewed continuously by OC-ALC technical personnel ensuring that we can incorporate commercial engine improvements that could increase reliability and/or ease of maintenance in the TF33 as well.

PROCESS ORDERS
(L-900 4.2.6.4)

Process orders will also be used as a vehicle to provide additional information to the production personnel. In most cases, our existing process orders will be adequate, but they will be updated as necessary to meet any additional requirements of PBA components. We will negotiate TCTOs/Power Plant Changes
(PPC)/Power Plant Bulletins (PPB) accomplishment through the ACO unless specifically cited as part of the basic effort.

Aerospace engine/component repair is very dynamic. Repaid processes are refined or substituted as new techniques and materials are developed. In addition, many changes are required to keep ahead of environmental and safety regulations. OC-ALC is at the leading edge of the industry in terms of the incorporation of new processes and technology into the overhaul manuals. A few examples of OC-ALC successes include:

- First production use of carbon dioxide (CO(2)) pellet blasting to clean critical components without damage or contamination.

- First use of semi-automated high pressure water jetting to remove abradable plasma spray coatings quickly, without damage to the part, and without the generation of hazardous waste.

These processes were initially approved locally on a part-by-part basis by each affected CEA and were later incorporated into our TOs through submittal of TO change requests (AFTO Form 22). Today, these processes are the standard in the industry. When developing new processes, close coordination between the CEA, process and facility engineers, and laboratory and production personnel is required. Collocation of these key individuals greatly enhances coordination efforts, allowing us to work together to ensure all issues were addressed.

COP-3.3 MANPOWER SUSTAINMENT
(L-900 4.2.6.1.3, M-900 6.1.2.1, 6.2.1.4)

A multi-faceted approach to manpower sustainment and ongoing personnel training ensures the required skills will be available to sustain PBA continuing requirements.

The RFP requires that we demonstrate how we plan to acquire, train, and retain sufficient manpower, with the proper skills mix, to sustain continuing operations.

SOURCES OF PERSONNEL

During continuing operations, a variety of sources are available to provide quality personnel for the PBA. These sources include:

-    Current Tinker AFB Employees

-    DoD Priority Placement Program

-    Air Force Central Skills Bank

-    Vocational Technical Schools

-    Worldwide Recruitment Programs

-    New Hires from WG-05 Helper Register

-    Contract Field Teams

Ongoing realignment of DoD facilities and associated drawdowns will continue to generate skilled personnel from off-base recruitment programs. Other declining engine programs such as the Navy TF30-414 (F-14) and Air Force TF33-7 (C-141) will enable realignment of existing OC-ALC engine skills. We also have a permanent military enlisted presence,

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authorized in support of 2LM, to continue providing the field perspective for all our engine programs.

WORKLOAD REVIEW

The workload review process, in use for many years for review of depot requirements versus capability, provides the basis for ongoing manpower support through continuing operations. The Planned Labor Application (PLA) provides the foundation for this workload and capability analysis using the PLA as a management tool, manpower requirements are identified to the lowest organizational level. Changing workloads frequently require changes to organizational staffing and shifting of personnel. The long-range PLA provides a five-year identification of organizational and skill requirements, and is an indicator of training requirements, multiple shift requirements, and surplus skills.

Manpower requirements are closely monitored for trends in attrition rates. Attrition is measured and analyzed monthly by job series and organization. This information, along with other pertinent data, such as age of workforce by skill and organization, is then used to develop projected five-year attrition rates. These rates are incorporated in the Workload Review process, resulting in movement of existing personnel and development of hiring plans for current year and beyond. Additional manpower authorizations are identified and approved as required.

PERSONNEL TRAINING

As manpower resources are realigned to support changing workloads, training plans are in place through on-the-job and vocational technical programs. Existing personnel receive ongoing training as required by the Special Skills Qualification (SSQ) and Production Acceptance Certification (PAC) programs. For existing personnel and new hires, a well established partnership is in place among OC-ALC and quality area vocational technical schools.

Fluctuating engine requirements and rapidly changing technologies have necessitated a close working relationship with these schools. The schools continually adjust their curricula in response to revised engine skill requirements. Current agreements are in place for continued vocational technical training to support PBA requirements.

LARGE FLEXIBLE WORKFORCE

Continuous review of all workloads by skill at organizational level provides a long range review of workload fluctuations and manpower availability. Our existing large, flexible workforce provides a strong base for continuing support of PBA mission readiness.

LMKAC MANPOWER SUSTAINMENT APPROACH

We must provide an experienced and qualified workforce from contract start through continuing operations. Lockheed Martin's ability to retain employees is reflected in our average turnover rate of less than 7% at our fixed sites. This is accomplished through competitive salaries, benefits, and on-going management-employee relations programs, as described earlier in Section IIA-6.

LMKAC offers opportunities for advancement and we encourage all employees to enhance their level of professional skills. LMKAC is committed to providing a healthy workforce free from discrimination and harassment. LMKAC takes a proactive role in maintaining contact with each of our employees. Their main focus is to provide clear directives and guidelines through published LMKAC policies and listen seriously to employee concerns and suggestions.

In addition, LMKAC encourages employees to use the company tuition assistance program to enhance their existing technical skills thus making them more promotable and productive within the LMKAC unit. The compensation and benefits program has been tailored to mirror the current program within civil service. They intend to hire at least 90% of our manpower requirements from the incumbent

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workforce made up primarily of civil service personnel and CFT contractor personnel.

Manpower requirements are monitored by the LMKAC Managing Director to insure adequate manning on hand to support present and future manning requirements. Business unit managers will validate the ongoing manpower support through continuing operations by analyzing attrition rates by month and the use of job standards. Increasing or decreasing manpower authorizations are identified and carried out as appropriate. In some cases business unit managers using the services of QA validate manning authorizations by determining if the problem is training deficiencies versus an actual manpower related problem. The business unit manager adjusts the manning when projected workload warrants staffing changes. When changes in manpower exist additional authorizations are identified and approved and a hiring plan enacted to insure manpower is on board at the exact time of requirement.

In the unlikely event that qualified engine technician applicants become difficult to find, LMKAC is prepared to implement a "GROW YOUR OWN" program that will target two different groups of prospective applicants.

First, LMKAC will accept applicants possessing an A&P License with no actual experience and enter them into a formal Jet Engine Buildup Course for a specific engine conducted by their Instructor in a classroom environment. From that point the employee will be assigned to an MI for a prescribed period of time (usually 6-12 months) to learn the hands-on skills necessary to perform the minimum essential tasks identified in the workcenter Job Qualified Standard (JQS).

The second group of prospective applicants will come from a high school Vocational Education program sponsored by FoxTech that will receive formal classroom instruction on curricula similar to that of an A&P school while attending high school. High school graduates will receive this training from Hallmark Aviation.

COP-3.4 MATERIAL SUSTAINMENT
(M-900 6.1.2.7, 6.1.2.8, 6.2.1.5)

The integrated Government/industry material approach offers MAJCOM customers efficient parts control and material sustainment. Using the enhanced material support processes that were put in place by the OC-LM team during transition, PBA support will continue to improve during continuing operations.

The key to material sustainment is timely and accurate requirements forecasting. In transition we implemented new and innovative forecasting techniques which combined the best practices of Government and industry. These techniques coupled with our DLA partnership arrangement will ensure that material support does not become a limiting factor.

PBA support posture is never taken for granted by the OC-LM team. We track its status extensively using established metrics and milestones. This detailed monitoring program ensures that the right parts - in the right quantities - are in the right place - at the right time. Our team confidently predicts that we will not only be able to meet the contract requirements to sustain production operations and support surge but will exceed program requirements and provide significant improvements in PBA warfighter support including ENMCS rates.

There are four key elements of our material sustainment approach:

-    Innovative forecasting techniques

-    Advance Release of Material

-    Integrated Government/industry certified vendor network

-    Proven commercial supply practices

OC-ALC has implemented a single USAF engine community approach to focus on

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readiness oriented depot asset supportability - the Engine Supportability Asset
Management Plan (ESAMP). We have defined levels of priority and terms that link to an Agile Logistics approach to material sustainment. This approach interfaces DLA, base supply, and all propulsion communities in order to identify, prioritize, validate and implement actions necessary to improve engine asset supportability posture for consumables components.

The ESAMP strives to continuously improve supportability by focusing on information, innovative database models, and key logistics areas. By working through a documented set of mutually agreed upon checklist actions and metrics, the ESAMP enables us to track and shift assets to high priority workload as well as other contingency operations. These sophisticated innovations allow simultaneous transmission of logistics data between the services ensuring that program managers have a complete picture of available assets.

COP-3.4.1 MATERIAL REQUIREMENTS FORECASTING
(M-900 6.1.2.7, 6.2.1.5)

The ESAMP complements our forecasting efforts as well as current engine life management plans. Two innovative data base tools provide total asset visibility that is geared to a focused logistics approach. These tools are the Repairability Forecast Model (RFM) and the DLA Customer Account Tracking System
(CATS).

RFM provides a forward look at production material support and allows us to calculate and forecast current and future needs to DLA and other services. This is a key logistics area both from a program and a production standpoint. RFM has proven its reliability. AFMC endorses its use, and actions are currently underway to have RFM designated as a command system and added to the Depot Repair Enhancement Program (DREP) standard suite of systems.

CATS interfaces RFM data, considers the Air Force fair market share of the total requirement and then validates the forecast quantity. Since the propulsion forecasts are predicated on a checklist of actions that DLA recognizes and prefers, prompt response is ensured. A checklist of required actions by DLA ensures that everything is being done to satisfy the requirement and minimize delays in supply support.

The combination of RFM and our checklist ensures accuracy and preferred customer status. CATS and the DLA checklist promote rapid response, lower financial risk, and add emphasis to mission readiness. Unlike traditional forecasts, these new tools provide a cross feed of information that is more realistic, more responsive, and far more equitable to the users.

Use of the ESAMP, RFM, and CATS will enable the PBA workload to transition smoothly with minimal risk because the focus is on supportability and forecasting. With consistent use, forecasts gain creditability, large fluctuations in demand can be minimized, and record keeping and accountability improve.

LMKAC will augment these tools with commercial forecasting programs such as the Part Replacement Ordering System (PROS). LMKAC Team members have successfully used this program to determine requirements for current overhaul contract with SA-ALC. PROS is used to calculate replacement factors and order quantities which generates Government Furnished Material (GFM) requisitions through the G009/VOLTS system to the appropriate source of supply.

COP-3.4.2 MATERIAL PROCUREMENT
(M-900 6.1.4.7, TRD 2.3, 2.4).

The OC-LM structure combines the best mix of resources to fully integrate maintenance, base supply, and procurement professionals into a rapid response team. Stringent edits are

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established to ensure that the right quantities and costs are passed to our existing data systems. With our ESAMP firmly established and in place at time of award, we can quickly accommodate transition of the PBA workload. Our plan is viable and the integrity of our data is monitored and documented.

The ESAMP metrics will monitor all PBA procurements with a focus on total program production for mission readiness. With the added benefit of RFM and CATS, the OC-LM Team has all of the tools necessary to operate a supply support system for components used in support of PBA end items.

When material is not available through normal supply channels, material personnel located in our Shop Service Centers (SSC) will initiate procurement actions. Only immediate needs will be procured, and the Prime Item Manager will be kept informed of the transaction so that all consumption data may be captured and entered into the supply system. Warranted procurement officers residing in the SSC will be the procurement agents.

LMKAC's ordering and purchasing systems are linked with their planning function which forecasts requirements in advance of actual needs. As LMKAC phases into a cellular concept within each engine line, material planners are assigned and dedicated to support a specific product or process cell. The planners tailor bills of materials unique to each cell/product and are responsible for planning GFM and Contractor Furnished Material (CFM) to support the PBA workload.

                                     [CHART]

FIGURE COP-3-9 GFM REQUISITION PROCESS

We will use the MILSTRIP format for requisitioning GFM by LMKAC.

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GFM requirements are forwarded to logistics support for requisitioning action
Figure COP-3-9. GFM is requisitioned in MILSTRIP format via the G009/VOLTS system. Materials are purchased through the Government approved purchasing systems and from a database of qualified vendors.

COP-3.4.3 VENDOR SOURCE APPROVAL
(L-4.3.3.1, M-6.1.2.7, TRD 2.3, 2.4).

Supplier selection criteria ensures that we maintain a successful reliability and maintainability level on the items or processes we subcontract. As referenced earlier in IIA-4.6 and our CWS, contractor selection occurs only after all information clearly shows that the contractor can provide products or services that is the best overall value for the Government Sources must clearly demonstrate that qualification requirements levied by CEA can be met.

All items must be equal to or exceed the quality specification of the original items. Traceability back to the specific repair source is mandated. Procurement actions are carefully developed and closely mirror procedures used at SA-ALC today.

OC-LM plans to continue use of our existing network of vendors. Currently we subcontract the repair of items such as detailed engine components for the TF33 first and second stage fan blades as well as the entire J75 engine. DCMC representatives are involved with process control at suppliers' facilities and periodically review their quality systems to ensure that repairs follow our quality specifications. Retention of these certified vendors as well as any existing contracts with those vendors occurs only after a careful assessment of production reports and past performance reviews.

If at some future date OC-LM must certify a new vendor, the cognizant Government engineer will conduct all required reviews and certifications, as well as adhere to any first article requirements.

COP-3.4.4 MATERIAL STOCKING, STORING AND ISSUING
(TRD 2.3, 2.4, 3.5)

The Defense Distribution Depot Oklahoma (DDOO) provides a full range of distribution services for OC-ALC. We have developed a high level of trust and confidence between our organizations. During the Gulf War, through our coordinated efforts, 72,000 short tons of cargo, including over 10,000 repaired parts, were shipped.

Today DDOO is responsible for an $8 billion inventory with over 394,000 storage locations and about 53,000 receipts and 93,000 shipments monthly. DDOO has 35 facilities on base with 14 main operating locations including a large new classified storage facility and a modern state-of-the-art receiving facility. Their classified facility currently has over 10,000 square feet of storage space available.

Customer support is provided 24 hours a day, 7 days a week. The Emergency Support Operations Center (ESOC) operates during off-shifts, weekends, and holidays to ensure a 24 hour response. We have established a Memorandum of Agreement (MOA) with DDOO to ensure that support continues without disruption. This agreement formalizes our processes and establishes clear management roles for the PBA. Customer Support is provided 24 hours a day, 7 days a week. The Emergency Support Operations Center (ESOC) operates during off-shifts, weekends, and holidays to ensure 24-hour response. We have established a Memorandum of Agreements (MOA) with DDOO to ensure that support continues without disruption. This agreement formalizes our processes and establishes clear management roles for the PBA.

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Projections for storage, increased process actions, and internal DLA restructuring of distribution centers are already in progress. DDOO has all the required receiving, packaging, handling and storage capabilities in place today to accommodate the additional workload.

LMKAC has included in its lease with the GKDC facilities a centralized warehousing function for all levels of material support at Sa-ALC. Receiving, issuing, packaging and shipping functions are planned for this facility. Provisions to identify and separate GFM from CFM are required. We have extensive experience managing and controlling GFM from time of receipt through storage, issue, return and disposal.

As part of the Agile Logistics tenants, we have allowed sufficient warehouse space to operate a Consolidated Serviceable Inventory (CSI) and a Consolidated Repairable Inventory (CRI).

In addition to a LMKAC center warehouse facility, each engine line will strategically locate storerooms and material handling equipment within or near the production areas reducing wait time for materials.

LMKAC's Government property control procedures are based on the industry team's current DCMC approved property systems and comply with FAR Part 45, Government Property. Property records contain the required data needed for submittal via the G009/Internet and provide program/item managers with inventory quantities and production activity.

The LMKAC system provides:

-    Accurate, recording of property received

-    Up-to-date records of property on-hand

-    Precise records of material consumption

-    Documented parts movement

-    Records of property disposal

COP-3.4.5 ADDITIONAL LMKAC MATERIAL SUPPLY INFORMATION

LMKAC members have initiated preliminary planning with OC-ALC, identifying major repairs and material support requirements that quickly benefit WRE levels and ENMCS rates. The OC-LM team is not waiting until contract award to develop action plans that address PBA concerns. Some of our team member's exposure to the PBA workload on current or past contracts allow us to conduct extensive pre-planning, which in-turn, allows LMKAC to "hit the ground running".

For example, they conducted detailed pre-planning on the TF39 and T56 supply system with a clear vision on improving WRE levels and reducing ENMCS rates. Figure COP-3-10 describes the supply system for the TF39 in particular.

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                                    [CHART]

FIGURE COP-3-10. TF39 SUPPLY SYSTEM FLOWCHART.

This figure describes LMKAC's supply system for the TF39 at Kelly

The Lockheed Martin approach relies heavily on the forward supply point and point of use benchstock, ensuring the right piece parts, minor assemblies and modules are ready when needed to support the overall production effort. The following outline details the activities supporting this system.

The process begins by inputting an engine into the LMKAC repair system:

(a) Engine is input to 2LM for repairs. The diagnostic phase is conducted to determine what needs to be repaired during this shop visit based on reason for removal, engine records, and diagnostic tools (borescope, inbound test cell performance run, etc.) used by the 2LM Workscope Planning Team (WPT).

(b) Engine is then disassembled to the point necessary to gain access to the modules and components requiring repair as identified by the WPT. Unusual findings are identified and fed back to the WPT for further consideration and analysis as needed. In this way, the workscope is a living document throughout the engine's shop visit.

(c) Reparable modules/components are routed to Building 360 for further disassembly to the piece part level so repairs can be accomplished. The routing does not impact the

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rebuilding of the engine since 2LM has its own Forward Supply Point (FSP). This ensures module/component stock levels are sufficient to support monthly production requirements. Additionally, this rotable pool of critical assets ensures surge capacities can be met at the whole engine and module level.

(d) Reparable piece parts are then restored to serviceable condition and then routed back to the LMKAC supply system or the Forward Supply Points as stock levels warrant. The priority on routing serviceable items following repair are:

-    Shipped to fill customer demands/backorders

- Routed to FSPs to restore established shelf-stock levels (base on production requirement modeling)

- Routed to LMKAC supply as a ready-to-ship serviceable asset to meet future customer demands.

(e) Management Items Subject to Repair (MISTR) such as modules, assemblies, and components will be routed to Building 360 (other locations for accessory items) as reparable items through the LMKAC supply system. These items will typically be routed to us from TF39 and T56 intermediate level repair customers.

LMKAC will take advantage of RFP paragraph H-915 (b) that authorizes over induction of reparable assets into the repair process in advance of receipt of a modification to the delivery order. LMKAC will gradually induct additional items such as modules, accessories, and engines from condition 'F' (reparable) status for the purpose of building a surplus of serviceable items that are ready to use. LMKAC believes that building a one-month surplus of normal lead time items such as modules, compressors, HPTs, and accessories accompanied by a two month surplus of long lead time items and whole engines will enable them to provide finished products to the customer immediately when the delivery order is modified.

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COP-4 FACILITIES AND EQUIPMENT SUSTAINMENT
(M-900 6.1.2.4, 6.1.2.5)

OC-ALC CIVIL ENGINEERING AND PLANT MANAGEMENT PERSONNEL HAVE THE SKILLS AND EXPERIENCE TO SUPPORT PBA WORKLOAD SINCE THE VAST MAJORITY OF THE WORK WILL BE PERFORMED USING EXISTING FACILITIES AND EQUIPMENT. AT KELLY AFB, THE LOCKHEED MARTIN TEAM WILL USE ITS EXTENSIVE EXPERIENCE WITH COMPARABLE FACILITIES, ITS PROVEN PROCESSES, AND WILL HIRE LOCAL EXPERTS TO SUPPLEMENT SUSTAINMENT ACTIVITIES.

Our Facilities and Equipment Data Volume describes in detail the facilities, buildings, shops, processor, and equipment used to support the PBA workload.

OC-ALC facilities sustainment activities are divided into two major groups. Routine facility modifications and maintenance actions are categorized as Maintenance and Repair (M&R). The M&R program is capped at $300,000 per project. We maintain a 5-year facility plan which includes a prioritized list of planned M&R projects. These projects are added, reviewed and updated every year. Projects exceeding $300,000 are classified as Military Construction (MILCON) projects.

M&R and MILCON projects, such as our recently completed plating shop renovation, are managed by Civil Engineering (CE). CE is located on base and is in charge of all real property (buildings and utilities), as well as MILCON projects.

Whether implementing new processes, planning major renovations, or incorporating new workloads, OC-ALC has the advantage of collocated support organizations such as the fire department, bio-environmental engineering, ground safety, environmental management, and even the industrial waste treatment plant. These on-base organizations ensure that our production facilities meet or exceed all regulations from the start and continue to operate that way.

Equipment sustainment is managed by our Plant Management Division. Plant management personnel have the experience and specialized knowledge to maintain our production equipment in peak operating condition, ensuring minimum downtime and maximum part quality. Contracts for repairs and services are also administered by plant management personnel.

Plant management personnel maintain over 7,300 pieces of industrial equipment, in 95 different buildings, covering a total of 5 million square feet. They make over 20,000 service calls per year.

Our predictive/preventive maintenance program uses the most modern techniques to detect problems early and avoid major failures of our production equipment. These techniques include vibration, oil, and ultrasonic analysis, and infrared inspection, laser alignment, and dynamic balancing.

The Technology and Industrial Support Directorate also offers complete scientific, engineering, and industrial laboratory services for propulsion and commodities organizations. These laboratories provide immediate and expert support in almost every aspect of the overhaul and repair operation including:

-    Solution Analysis for Cleaning, Plating Shops, and Fuel Accessory Testing

-    Joint Oil Analysis Program for Engine Trending

-    Precision Measurement Laboratory for Calibrating Instruments

- Metallurgical Analysis Laboratory for Production Support and Material Certification

-    Quality Verification Center for Precision Measurement

The Lockheed Martin Industry Team will also have the expertise from locally hired personnel

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who, in many cases, help to sustain the Kelly "AFB facilities over the years. In addition, the industry team possesses vast experience with similar repair facilities located across the United States and Canada as well as world-wide.

- Facility and equipment upkeep, repairs, modifications, and replacement, as needed, at the Kelly industrial facility will be proactively managed by the Lockheed Martin Industry Team to ensure the greatest US Government capital payback is realized. The LMKAC facilities and support plan is based on years of proven industrial facility management and involves inspection, monitoring, periodic maintenance, repair or replacement.

- The equipment will be inspected and serviced at regular established intervals and the product output will be monitored to ensure process parameters are within specified tolerance. As periodic maintenance or repairs are required, backup equipment and processes will be established to ensure that process flowtimes and surge capabilities are not impacted.

- Repairs that cannot be accomplished by in-house facility and equipment technicians will be contracted to qualified repair sources. The equipment will be reevaluated and certified following any maintenance that could affect specified tolerances.

- Facility improvements at Kelly will be handled on an as-needed basis to enhance the overall business capabilities, efficiency, and quality of life. All changes will be coordinated with GKDC. Electrical power, lighting, environmental, pneumatic, special cleaning, hazardous waste, storage, and ' other facility enhancements will be accomplished to accommodate the efficient output of the propulsion items while exceeding environmental and industry established criteria

Lockheed Martin Kelly Aircraft Center will use the same facilities, equipment, and processes that are performing the PBA workload at Kelly AFB today. All the available facilities will be used during transition. After transition, Lockheed Martin will do a complete performance analysis of the operations. They will then implement the appropriate shop consolidations and rearrangements for optimum production output during continuing operations. Figure COP-4-I shows LMKAC's planned road map for the continuing operations phase. Consolidation of TF39 and T56 repairs into 11 facilities reduces the required square footage by approximately 40%.

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                                     [CHART]

FIGURE COP-4-1 LMKAC ROAD MAP DURING CONTINUING OPERATIONS.

Our plan to accomplish continuing operations of SA-ALC TF39 and T56 workload consolidates all the work into 11 facilities.

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COP-5 CONDEMNATIONS AND SCRAP
(TRD 3.2.4)

THE OC-LM TEAM WILL MAKE EVERY EFFORT TO RETURN COMPONENTS TO SERVICEABLE STATUS. HOWEVER, WHEN COMPONENTS EXCEED APPLICABLE TO LIMITS AND ARE BEYOND ECONOMICAL REPAIR, WE WILL FOLLOW OUR PLAN TO PREVENT THEIR RE-ENTRY INTO THE MILITARY OR CIVILIAN INVENTORY. WE WILL PROPERLY RECLAIM CRITICAL ALLOYS AND PRECIOUS METALS.

To ensure the safety of the warfighter, we must submit a formal joint Government and contractor process to identify and assess items beyond the TO reparable limit. This process must:

- Be in accordance with commercial practices, with the applicable TO, and with FAR 45.6, "Reporting, Redistribution and Disposal of Contractor Inventory"

- Make scrap items incapable of further use and keep them out of military or civilian inventories

-    Reclaim critical alloys and precious metals

-    Use contractor's inspectors qualified in accordance with ISO 9002

-    Document the mutilation process.

Our proven plan for the identification, handling, and control of condemned parts ensures compliance with PBA requirements and safety of the PBA inventory.

End items that exceed applicable TO limits or are beyond economical repair will be condemned and permanently marked. Pertinent documents will indicate condemned status as described in AFPD23-5 (Reusing and Disposing of Material).

Critical components, whether administratively condemned or condemned for cause (NDI, dimensional, or visual) will be mutilated to ensure items cannot be used. Process Order 88-1 describes our mutilation policy, including the following actions:

-    Notching of Blades and Vanes

-    Removal of Blade Slots on Disks and Spools

-    Cutting of Mating Flanges/Spline Ends of Shafts and Hubs

-    Cutting of Spacers, Sleeves, and Airseals

-    Cutting Holes in Cases

Scrap material containing critical alloys or precious metals will be handled in accordance with:

- TO 00-25-113 (Conservation, and Segregation of Critical Alloys and Precious Metal Bearing Parts and Scrap)

-    The Applicable Engine/End Item TO

-    Federal Acquisition Regulation (FAR) 45.6.

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COP-6 SAFETY.

OC-ALC IS DEDICATED TO PROVIDING A SAFE AND HEALTHY WORKPLACE FOR ALL EMPLOYEES. OUR SAFETY PROGRAM PROVIDES RAPID AND KNOWLEDGEABLE RESPONSES TO SAFETY ISSUES. SAFETY PERSONNEL, MANAGERS, AND EMPLOYEES ARE RESPONSIBLE FOR ENSURING A SAFE WORK ENVIRONMENT FOR ALL PERSONNEL, PROPERTY, AND THE PRODUCTS WE PRODUCE.

The OC-ALC Safety Office is responsible for the overall safety program. Management and staff supervision of safety functions cover planning, developing, organizing and implementing OC-ALC safety programs. The Safety Office provides technical advice and assistance concerning safety standards and criteria for repair processes for weapon systems, engines, commodities, and construction projects. The Safety Office staff includes 20 highly qualified safety specialists, engineers, managers, and administrative assistants who oversee four specific areas of responsibility:

-    Ground Safety

-    Flight Safety

-    Weapons Safety

-    Systems Safety

The OC-ALC Safety Office follows the guidance in Air Force Instruction 91-202, The US Air Force Mishap Prevention Program and 91-301, Air Force Occupational and Environmental Safety, Fire Protection, and Health (AFOSH) Program, and reports directly to the OC-ALC Commander. Our Safety personnel have the authority to stop any practice that places personnel in imminent danger or could cause damage to property.

LMKAC's safety program includes an organizational structure that embraces safety processes at all levels. Management and supervisors implement and enforce safety standards to ensure that each employee assumes personal responsibility for compliance of Environmental, Safety and Health (ESH) requirements.

The LMKAC safety program is based on the premise that safety is a behavioral attitude that is influenced by:

-    Leadership Through Policy and Direction

- Enforcement at the First line Supervisor LevelPeer Pressure by Empowerment of Each Employee to Recognize, Correct, and Halt Unsafe Practices

The LMKAC safety program combines these behavioral elements, as shown in Figure COP-6-1, with a team approach to safety that promotes awareness and ownership.

The LMKAC safety system meets or exceeds Federal Occupational, Safety and Health Administration (OSHA) and applicable Air Force occupational safety and health requirements. This safety program is a proactive system that concentrates on training and preventing rather than merely reacting to safety and occupational health issues or problems.

LMKAC holds an ESH executive management review board meeting quarterly to review issues related to safety and health protection of personnel and the environment. The board is comprised of the following individuals:

-    Managing Director

-    Program Directors

-    Quality and Training Manager

-    ESH Manager

-    Business Operations Manager

-    Program Control Manager

-    Engineering and Facilities Manager

-    Logistics Manager

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                                     [CHART]

FIGURE COP-6-1 Four Tiers of Safety

We drive responsibility and authority for safety to every level in our organization.

MISHAP INVESTIGATING AND REPORTING:

Our mishap/incident investigating and reporting procedures are accomplished in accordance with Air Force Instruction 91-204, Safety Investigations and Reports. Expeditious mishap investigations fulfill the following objectives:

-    Preserve Evidence to Enhance Identification of all Possible Causes of the
     Mishap

- Discover Cause and Effect Relationships to Derive Corrective and Remedial Actions

-    Determine the Impact on Personnel and Production

-    Change or Improve Policies, Standards and Regulations

-    Comply Fully with our Customers' Requirements.

The mishap/incident scene, pertinent equipment, and personnel records are immediately secured until released by the investigating authority. Technical assistance for major mishap investigation boards will be provided when required. All of the investigating and reporting requirements are contractually imposed on any subsequent subcontractors.

LMALC's mishap investigation and reporting policy dovetails with OC-ALC's to ensure effective corrective actions are taken that preclude recurrences. LMKAC's government

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approved procedures, detailed in our ESH policy, provide directions for required actions by on-site personnel from mishap occurrence to final report and after action.

These events are investigated to determine their cause and to determine corrective actions to be taken. The overriding objective of investigations is the safeguarding of personnel and property from injury or damage by preventing future incidents. As shown on Figure COP-6-2, we use a systematic approach to investigating and reporting mishaps.

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                                     [CHART]

FIGURE COP-6-2 INCIDENT INVESTIGATION SYSTEM.

We use a systematic approach to ensure all incidents are properly investigated and reported.

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SUPERVISOR SAFETY SURVEILLANCE PROGRAM (SSSP)

The SSSP establishes supervisory responsibility for the safety and health programs within each organization. Each supervisor develops an occupational safety and health training outline for the appropriate area of responsibility including identification of all hazardous processes or equipment and any known safety or health hazards that may be encountered in the area. Monthly safety meetings in each industrial area and quarterly meetings in administrative areas keep all employees informed of any potential danger.

LMKAC supervisors are responsible for the safety of their employees. They ensure that all employees under their supervision are adequately trained and qualified to perform assigned duties safely and in accordance with applicable procedures. Supervisors are responsible for promoting ESH awareness and ensuring employees practice safely in the performance of their tasks.

CIVILIAN INJURY TRENDS

Tinker won the National Safety Council's Award of Honor for ground safety performance in FY96. Only organizations that have achieved a 10 percent or more reduction to the composite ground mishap rate are considered for the highest award presented by the council. Our industrial accident experience is 75 percent lower than the national average for the aviation industry as shown in Figure COP-6-3. Systematic and regular inspections of the workplace ensure a safe work environment for our people, property, and products.

                                     [CHART]

FIGURE COP-6-3 CIVILIAN INJURY TRENDS

Our lost time accident rate is 75% lower than the national average for aviation industry. Our safety initiatives reduce accidents and increase workforce availability to repair PBA items.

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FOREIGN OBJECT DAMAGES (FOD)

Propulsion Directorate employees at OC-ALC developed and implemented an aggressive Foreign Object Damage Elimination (FODE) program. FODE committees consisting of employee representatives from each production section, quality assurance specialists, and program managers, meet monthly to discuss FOD related issues and perform surprise FOD inspections of work areas. Findings of the committee are annotated on report cards and displayed in the applicable work area. An outgrowth of the program is FOD awareness week, usually held in March of each year to highlight our FOD prevention poster contest and other unique incentive programs designed to increase and maintain employee awareness.

The success of our OC-ALC FODE committee program has been submitted as a "Best Practice" to Headquarters AFMC and Headquarters Air Force. All aspects of our FOD prevention activities, such as tool control, housekeeping, parts protection, and hardware control have improved as a result of the efforts of the FODE committees.

The OC-ALC comprehensive training program for FOD prevention consists of a one-hour lecture with audiovisual aids, training films, physical examples of FOD, and tool control procedures. This annual training is mandatory for all shop supervisors and employees.

To ensure our self-imposed standards are effective and complied with, LMKAC employees work to strict tool control procedures, practice good housekeeping, and comply with the LMKAC FOD prevention program. Our FOD prevention program starts with a receiving inspection when equipment, parts, materials, and engines are brought under control of LMKAC. It is integrated in each of our processes and continues until the equipment, parts, materials or engines are delivered to the government. Employees are provided training in FOD prevention during initial orientation. This training emphasizes that FOD prevention is everyone's job, and each individual accepts the responsibility for their actions that lead to the generation of the foreign objects. The LMKAC FOD prevention program includes procedures, management personnel dedicated to FOD prevention, and technical resources required, ensuring requirements are met.

FIRE PREVENTION AND PROTECTION

Our fully staffed and trained Tinker Air Force Base Fire Department works closely with our Safety Office to provide fire prevention and protection systems for the protection of government property and personnel.

LMKAC has administrative, procedural, and educational programs in place, that minimizes the risk of fire. Fire suppression resources include company employees specifically trained in fire suppression as well as access to local community emergency fire fighting services trained in the management of industrial related fires. Fire suppression equipment and systems and personnel trained in their use are provided at a level that is capable of successfully containing or extinguishing any fire or ignition that may result from operations at the Kelly facility. Elements of these programs required by regulation are incorporated by reference. Fire prevention and suppression resources and programs meet all applicable regulatory and contractual requirements. General policy guidelines reinforce the importance of fire prevention in the work areas.

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COP-7 ENVIRONMENTAL PROGRAM.

THE OC-LM TEAM IS DEDICATED TO PROVIDING TIMELY LOGISTICS SUPPORT FOR DEFENSE AEROSPACE WEAPON SYSTEMS WORLDWIDE WHILE AT THE SAME TIME PROTECTING AND ENHANCING OUR ENVIRONMENT. THE OC-ALC AGGRESSIVE ENVIRONMENTAL PROGRAM HAS SET THE STANDARD FOR DEFENSE INSTALLATIONS EVERYWHERE.

The PBA work must be accomplished in accordance with the National Environmental Policy Act (NEPA) and AF Instruction 32-7061.

Working closely with regulatory agencies at local and federal levels is of paramount importance. By including these officials in the decision-making process through face-to-face meetings and almost daily telephone contact, we smooth the process of regulatory approval and cut through the "red tape" that can slow down environmental efforts. Tinker AFB has won over 40 major environmental awards since 1990 including the following:

-    Secretary of Defense Environmental Quality Award - 1990

-    Air Force Environmental Restoration Award - 1991

-    AFMC Environmental Compliance Award - 1992

-    Secretary of Defense Pollution Prevention Award - 1993

-    Renew America Award for Outstanding Lead Program - 1994

-    Department of Energy Award for Renewable Energy - 1994

-    Air Force Award for Environmental Quality - 1996

Our commitment to the safety and health of Tinker Air Force Base residents, workers, and surrounding communities combines all environmental disciplines. Our integrated environmental team is the driving force behind our environmental pledge to be a "good neighbor" to our workers and surrounding communities. This major goal is accomplished though the following:

- Minimization of Hazardous Chemicals and Wastes Associated with Industrial Operations

-    Restoration of Areas Affected by Past Industrial Practices

- Full Compliance with all Applicable Local, State, and Federal Environmental and Occupational Safety and Health Laws

-    Safety and Protection of The Health Well-Being of Base Workers and
     Residents

-    Preservation and Enhancement of Tinker's Abundant Natural Resources

-    Open and Responsive Contact with the Community, Media, and Regulatory
     Agencies

Through the unrelenting dedication of our Environmental Compliance Division, staffed with engineers, chemists, biologists, and environmental protection specialists, ensures compliance with Environmental Protection Agency (EPA) regulations in our day-to-day activities. At OC-ALC our goal is to handle and store materials providing optimum protection against accidents. Hazardous materials are strictly and precisely handled, tracked, and stored. Our hazardous waste reduction record provided in Figure COP-7-1 demonstrates our commitment to protect the environment.

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                                     [CHART]

Figure COP-7-1 Hazardous Waste Reduction.

With 57% at the end of 1997, OC-ALC has already exceeded the AFMC goal for hazardous waste reduction of 50% by the end of 1999.

OC-ALC meets the requirements of the Clean Water Act, SARA Title III, and all pertinent Resource Conservation and Recovery Act regulations. Our pollution prevention program continually strives to minimize the use of hazardous chemicals and promotes use of safer alternatives. We have found that many times we can incorporate an alternative process that improves production quality and speed as well. Some examples of our environmentally friendly production processes follow:

WATER JET CLEANING

Use of high-pressure water for cleaning parts and stripping coatings began at OC-ALC in 1987. We save over $86,000 per year by avoiding chemical purchases and disposal costs of spent solutions. Water jet cleaning is used primarily to remove sealant, adhesives and rubberized coatings from engine components and we have the capability to strip abradable thermal spray coatings, fiberglass, paint, and aluminum vane wraps. Using water jet cleaning eliminates 2,360 gallons of methylene chloride based, rubber strip solution per year. The process also reduces process times from days to minutes and virtually eliminates the chance for part damage.

CARBON DIOXIDE (CO(2)) BLAST SYSTEM

The CO(2) blast system uses dry ice pellets to spot clean parts, remove carbon deposits, corrosion, and paint residue from engine components. This process has virtually eliminated labor intensive manual wiping and buffing. Since the solid CO(2) pellets vaporize upon impact there is no contaminated grit to dispose of and no possibility of abrasive grit being trapped in component cavities. This results in much quicker processing time and reduced hazardous waste generation. Use of CO(2) blasting saves approximately $125,000 per year.

CONSOLIDATION OF ACID ETCH PROCESSES

Acid etch-processes are required on GE engine components prior to NDI to reveal hidden cracks. We consolidated our acid etch processes into one location to control hazardous waste and minimize personnel exposure to hazardous materials. An acid etch facility was designed

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and installed in Propulsion Production Division using environmental management funds. The facility provides a controlled environment for storage, use, and disposal of the solutions. The amount of solutions on hand is minimized reducing the amount of hazardous waste for disposal. The facility is designed to handle spill situations should they arise including automatic notification of emergency response personnel.

ELIMINATION OF OZONE DEPLETING SUBSTANCES (ODS)

OC-ALC has aggressively pursued material and process substitutions to improve production and minimum hazardous chemical usage. The Air Force ban on purchases of ODS mandates we cease all engine repair and overhaul processes using ODS. This could have produced a major negative impact on our mission. However, our goal to review all pertinent technical orders and remove requirements of ODS usage by 1999 is [ILLEGIBLE] track as depicted in Figure COP-7-2. Our [ILLEGIBLE] to substitute less hazardous engine and component repair processes, that are equally effective, provide the following benefits:

-    Eliminates Over 25 Tons of Hazardous Waste Each Year

-    Provides Cleaner Engine Components

-    Replaces Hazardous Solvents with High Pressure Water

-    Prevents Exposure of Personnel to ODS Solvents

The LMKAC environmental policy manages operations to minimize adverse effects on the environment and the safety and health of our employees, customers, and the communities surrounding our facilities. LMKAC complies with federal, state, and local laws and regulations related to environment, safety, and health. Achieving and maintaining compliance with environmental laws and regulations require employee awareness and commitment. To meet our legal and ethical responsibilities to employees and the San Antonio community, we

                                    [CHART]

Figure COP-7-2 OC-ALC Weapon System ODS Tech Data Reviewed/Clean.

Ninety-three percent of all OC-ALC technical orders have been reviewed and revised to eliminate requirements for use of ODS chemicals.

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have an established ESH administrative structure with responsibilities for environmental management. The ESH administration, through a coordinated effort with OC-ALC's Environmental Management Directorate, ensures compliance with the various regulatory agency requirements. The responsibility for administering these policies and procedures at the operating company level is assigned to the ESH function.

Unless specifically prohibited by customer directives, it is our intent to use substitution products or processes that are less hazardous and still meet contractor work specifications per the technical order specifications as shown in Figure COP-7-3.

LMKAC properly manages hazardous wastes generated at the site and segregates, collects, recycles and reuses, neutralizes, or disposes of hazardous waste as appropriate. Employees responsible for the handling, storage, and disposal of hazardous materials are certified as hazardous material handlers. Employees who use or handle hazardous materials are trained in associated procedures and controls through LMKAC's hazardous communication and hazardous materials/waste management program.

                                    [CHART]

Figure COP-7-3. LMKAC Hazardous Materials Identification and Reduction.

LMKAC will use a commercial, systematic process at San Antonio to identify and reduce the use of hazardous materials.

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                         SASA, INC. PROPOSAL - EXHIBIT G

                          CONTRACTOR WORK SPECIFICATION

                          Type of Work: Repair/Overhaul

Type of Equipment: USAF/US NAVY T56/501 engines, power sections, compressor modules, turbine modules, turbine rotors, reduction gearboxes, torquemeters, and associated components and accessories.

                                  - CONTENTS -

Section I General
    1.1   Scope
    1.2   Terms Explained
    2.0   Applicable Documents

Section II Receipt and Induction of End item at Facility
    3.1   Handling
    3.2   Preservation
    3.3   Inventory

Section III Work Requirements
    4.1   General
    4.2   Management
    4.3   Common USAF/US NAVY Work Requirements
    4.4   Specific USAF T56-A7B/A15 Work Requirements
    4.5   Specific US Navy T56-A14/A16/425 Requirements
    4.6   Specific US Navy 501-K17 Work Requirements
    4.7   Technical data
    4.8   Reporting Requirements
    4.9   Preparation for Shipment and Storage
   4.10   Facilities, Equipment and Tooling
   4.11   Personnel
   4.12   Supply Support
   4.13   Quality
   4.14   Measuring and Test Equipment
   4.15   Training and Certification
   4.16   Depot Contract Repair
   4.17   Customer Support
   4.18   Safety
   4.19   Warranty
   4.20   Over and Above

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SECTION I - GENERAL

1.1 SCOPE

1.1.1 This work specification delineates the T56/501 management, technical, and logistics processes required to perform the overhaul, repair, and modification of the PBA workload (as defined by the end items listed in Exhibits B-E). Applicable engines, engine accessories and related parts shall be overhauled/repaired, modified, tested, prepared for storage, and shipped in accordance with the requirements in this Contractor Work Specification, and the terms of the contract. The work encompasses the transition of workload from Government to SASA control, the minimum work requirements to return PBA end items to a serviceable condition, and the collection and delivery of data in support of existing Government systems.

1.1.2 The work outlined for accomplishment is the Propulsion Business Area T56-A7B/15, T56-A-14/16/425, and 501K17 Workload (specifically the end items listed in Exhibits B-E) that has historical]y been accomplished by the Government at the San Antonio Air Logistics Center (SA-ALC). This work specification is based on the Statement of Objectives (SOO), and the Technical Requirements Document (TRD), contained in the Propulsion Business Area Public/Private Competition Request for Proposal (RFP) F41608-98-R-0084.

1.1.3 The maintenance concept for the T56/501 series engines, parts and related accessories is based on the principle of "On Condition Maintenance" (OCM). All maintenance, even overhaul, is based on the actual condition of the item as determined at dismantling through review of history logs, inspection, testing, occurrence of a specific event, or expiration of operating time limits, which themselves are based upon previously determined conditions.

1.2  TERMS EXPLAINED

1.2.1 The purpose of this section is to establish a mutual basis of order to prevent misinterpretation of engine terminology and processing requirements. Generally accepted descriptions of equipment and processing terminology expressed by using acronyms or colloquialisms are unacceptable unless in exact agreement with all parties involved. Terminology used and not defined elsewhere in this document shall be defined by OPNAVINST 4790.2, Vol. III, Appendix C or Naval Aviation Depot (NADEP), Alameda Local Engineering Specifications (LES) 61-0-0500 and 61-1-051A.

ACCESSIBLE: Applied to area of equipment that may be inspected or worked without disassembly other than that required by this specification.

ACCESSORIES: Accessories include the following: fuel control, fuel pump, temperature datum valve, speed sense control valve, enrichment valve, temperature datum amplifier, fuel nozzle, coolers, and gearboxes. Typically these accessories can be removed and replaced at all levels of maintenance. Accessories, which may have Scheduled Removal Component or Equipment History Record Cards, are removed from service by fleet maintenance activities for intermediate or depot level processing iaw the scheduled removal interval or for failure to function.

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AESR (AERONAUTICAL EQUIPMENT SERVICE RECORD): A logbook required for U.S. Navy and Marine Corps Aircraft which accompanies the Power Section, Reduction Gearbox, or Torquemeter at all times and provides a history of maintenance, operation, and configuration control.

AESR SUPPLEMENTAL FORMS: Forms which provide for the recording of complete maintenance history, installation, usage, and configuration data on turbine and compressor rotors, accessories, and designated items. AESR supplemental forms must accompany specified components at all times.

AGILE LOGISTICS: A logistics approach to improve readiness, anticipate changing word scenerios, respond to daily customer demands and support ongoing operations.

ASSEMBLY SERVICE RECORD (ASR): Aeronautical Equipment Record which denotes the configuration of an assembly by Part Number (P/N), Serial Number (S/N), Time Since New (TSN), Time Since Overhaul/Repair (TSO/TSR), and time remaining on it's life limit. ASR provides complete history of repair, installation, removal, modification, configuration and usage. The ASR accompanies the component throughout it's service life and is included in the Module Service Record (MSR).

ATTRITION: A method of introducing an improved part or group of parts into an end item or component thereof, wherein the old parts are used until their supply is exhausted; at which time, the new part or group of parts are used whenever replacement of the installed part or group of parts is required.

BENCH CHECK: Visual inspection, physical test, functional check using shop facilities, equipment, procedures, and test parameters as set forth in technical publications to determine the exact condition.

BEYOND ECONOMICAL REPAIR: When the cost of repair exceeds 75 percent of the current stock list price.

CALIBRATION: A comparison of two instruments or measuring devices, one of which is a standard of known accuracy to detect, correlate, or adjust any variation in the accuracy of the instrument being compared.

CHECK AND TEST: A quantitative analysis of a component suspected of being defective. Analysis is accomplished by applicable shops to specified standards, typically 03 series accessory manuals or appropriate sections of the 6-2 series depot level repair manuals. Only minor repairs and adjustments are allowable under this process. If repairs required are substantial, reschedule the component and process for depot level repair as necessary.

COMPRESSOR MODULE: The complete assembly of compressor section components as specified in the applicable illustrated parts breakdown listed in this work specification.

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COGNIZANT ENGINEERING AUTHORITY: The government activity that has been assigned the authority and responsibility of engineering support.

COGNIZANT FIELD ACTIVITY (CFA): A field activity that has been assigned the authority and responsibility of maintenance, engineering and basic design.

CONDEMNED ITEM: Any item that is considered beyond TO reparable limits. The item either cannot be repaired or the estimated cost of repair, including material and labor, exceeds the maximum repair allowance established for the affected item.

CONDEMNED TO SALVAGE: An item declared obsolete or beyond economical repair, and which has serviceable or reparable parts, which may be reclaimed for return to the supply system.

CONDEMNED TO SCRAP: An item declared obsolete or beyond economical repair, and which has no parts to be returned to the supply system.

COMPRESSOR ROTOR ASSEMBLY: The assembly of compressor wheel components and parts which include 1-14th stage wheels, pins, blades, tie bolts, and associated hardware used in the assembly of the Compressor Rotor.

COMPRESSOR CASE ASSEMBLY: Compressor case, vanes, and bleed manifolds assembled as a replaceable unit at the Intermediate Maintenance Level.

COMPRESSOR AIR INLET HOUSING ASSEMBLY: The compressor air inlet housing, compressor extension shaft housing (studding), compressor extension shaft/side gear assembly, compressor air inlet and anti-icing vane assembly, and compressor front labyrinth seal assembly.

COMPONENT CLASSIFICATION (RELIABILITY CENTERED MAINTENANCE (RCM) ANALYSIS):

     a. HARD TIME LIMITED - These components that are identified as fracture critical have a safety inspection interval for performing a detailed inspection.

     b. ON-CONDITION - These components are time dependent but their condition can be assessed without removal from the engine. A repetitive test or inspection is used to determine their condition.

     c. CONDITION MONITORED - These components do not require detailed or repetitive inspections. Their condition is not flight safety related and remains in service until impending failure is detected by EMS, condition monitoring, or reported by a flight crew.

DATA: Includes all management, scientific engineering, and logistic information, reports, and documentation which are contractually required.

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DEPOT LEVEL MAINTENANCE FACILITY: An industrial type facility established to perform accessory overhaul functions or modifications and maintenance in support of field and using organizations. This includes AFMC assigned installations and commercial contractors who are engaged in performing depot level work on weapon systems for equipment under a contract issued and managed by AFMC.

DISASSEMBLY: Teardown of the end item or component parts sufficient to permit the type and amount of inspection and rework required herein.

END ITEM: A complete piece of equipment as listed in government supply catalogs.

ENGINE: The complete basic engine as specified in applicable technical order handbooks listed in this work specification.

ENGINE ACCESSORIES: All external items contained in the oil, fuel, ignition, and control systems that are normally removed for rework or replaced without disassembly of the engine.

ENGINE ACCESSORY PARTS: All assemblies, sub-assemblies or components and detailed parts pertinent to engine accessories.

ENGINE MINOR OVERHAUL: Maintenance which restores low time operated engines or engine accessories, when extensive damage is not indicated, to serviceable status without accomplishing complete disassembly.

ENGINE PARTS: All items of the basic engine, excluding engine accessories and parts thereof.

EQUIPMENT HISTORY RECORD (EHR): A record which denotes configuration, operation, and maintenance history for a designated item being tracked for age exploration under the Navy Reliability Centered Maintenance program by the CFA. Record accompanies component throughout its service life and is included in the MSR.

EXAMINATION AND EVALUATION (E&E): Personnel that control the depth of rework. They are knowledgeable on the T56 engine, Reliability Centered Maintenance
(RCM) principals shop procedures and capability.

EXTERNAL ACCESSORIES: All components of the Power Section or Reduction Gearbox that are attached to the outside portion of the Power Section, and Reduction Gearbox. Includes fuel, lubrication, ignition, control, and bleed systems. External accessories may be routinely removed/replaced by organizational level maintenance activities to keep a unit in service.

FLEET SUPPORT TEAM (FST): A field activity that has been assigned the authority and responsibility of maintenance, engineering, and basic design. The FST for this effort is: Naval Aviation Depot, Jacksonville, FL 32212.

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INITIAL PRODUCTION EVALUATION (IPE): Initial Production Evaluation is an
evaluation of one or more end items and their components first produced under the SOR's normal production plan designed to accomplish the requirements of the work specification and contract or project directive. SOR services, processes, systems and procedures required to accomplish specific statements of work shall also become subjects of the Initial Production Evaluation.

IN-PROCESS INSPECTION: An inspection performed during the assembly of an end item or its components at those stages when further assembly would prevent inspection for compliance with applicable technical orders.

INSPECT OR CHECK: An examination of an item to determine identity, condition, and proper installation.

INTERMEDIATE MAINTENANCE ACTIVITIES (IMA): These activities are established by OPNAVINST 4790.2E and the T56 Maintenance Plan (PPMP 0002). The latest version of NAVAIR Note 4700 defines individual site capabilities

MAJOR REPAIR: Any repair action that requires special equipment, methods, facilities and skills. Typically such repairs are welding requiring heat treat, replating, recoating, any repair of rotating parts requiring balancing, disassembly of rotors, etc.

MATROC: The application of inspection and testing procedures and techniques without removal or disassembly that allows the condition of the equipment to dictate the need for maintenance or the extent of repair required to retore serviceability.

MAXIMUM OPERATING TIME (MOT): The maximum allowable time a component or accessory is authorized to operate between overhaul internals. Maximum operating times are controlled by CFA and listed in the applicable specific Periodic Maintenance Information Card (PMIC) Publications by aircraft type.

MINOR REPAIR: Any repair action that, in general, requires no specialized equipment, facilities, methods or skills. It includes, however, adjustments, removal and replacement of major parts, i.e., turbine or compressor rotors for example.

MODIFICATION: A change in the physical configuration or in the functional characteristics of a system or equipment. Incorporation of a Power Plant Change
(PPC) resulting in the physical modification of a component where no other process is required

MODULE SERVICE RECORD (MSR): Equipment record for one of the three modules (Power Section, Torquemeter, and Reduction Gearbox) which denotes configuration of a module and its service history. MSR provides repair history, installation, modification, removal, and usage for a specific module. The MSR accompanies module throughout its service life and is included in the AESR when installed in a propulsion system.

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

NEW INSTALLATION: Installation of a new or RFI component as directed by an authoritative document.

NON-DESTRUCTIVE INSPECTION (NDI): Methods for investigating the quality, integrity, properties and dimensions of material and components without damaging or impairing their serviceability.

ON CONDITION MAINTENANCE: The application of inspection and testing procedures and techniques without removal or disassembly that allows the condition of the equipment to dictate the need for maintenance or the extent of repair/overhaul required to restore serviceability.

OVERHAUL: The disassembly, cleaning, inspection, rework, or replacement of parts or components, reassembly and test of any item or accessory in accordance with applicable technical orders, directives, or authorized manufacturers publications to provide an operationally safe and serviceable item.

OVERHAUL ACTIVITY: An agent or principal facility having capability to completely process al1 modules components, accessories, and parts as required in applicable maintenance plan, depot maintenance instructions or overhaul manuals.

OPPORTUNISTIC SCREEN: A removal screen that allows for the early replacement of hard time limited components. It is applied to the SRUs and components whenever the engine makes a shop visit.

POWER PLANT BULLETIN (PPB): Technical directive which directs a one time inspection of a Power Section, Torquemeter, or Reduction Gearbox. The PPB contains related instructions and disseminates administrative and management information as related to the maintenance of the power plant.

POWER PLANT CHANGES (PPC): Technical directive containing instructions and directives to accomplish a material change, modification, repositioning, or alteration in the physical appearance or installation of different parts in subassemblies, assemblies, or components in a system or specific part of a Power Section, Reduction Gearbox, or Torquemeter.

POWER SECTION: The complete assembly of a power section unit assembly as specified in the applicable IPB listed in this work specification.

PRODUCT AUDIT: An inspection and evaluation of a repaired or modified item for the purpose of government verification that all work directed fully complies with contractual requirements.

QUALITY AUDIT: an inspection and/or test of end products, detail parts, assemblies, or accessories identified as serviceable by the SOR combined with, or accomplished separately from the evaluation of an SOR's work instructions, systems, processes, or services, as related to a specific statement of work. Audits may be accomplished one or more times during the life of a contract project directive or project order.

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

QUALITY CONTROL DEFICIENCY (QCD): A deficiency attributable to sub-standard workmanship errors, or nonconformance to technical requirements.

RECLAMATION: The process of disassembly of end items to recover serviceable or economically reparable spare parts.

REDUCTION GEARBOX: The complete assembly of the reduction gear section and associated accessories as specified in the applicable illustrated parts breakdown technical orders listed in this work specification. The terms reduction gearbox and gearbox are used interchangeably in this specification.

REMOVE FOR ACCESS: Temporary removal of an assembly/component from a module in order to gain access for examination of the engine or for the removal of other components to be processed. No processing of the "removed for access" component is required. Item shall be visually inspected to insure no failure is pending.

REPAIR: The restoration to serviceable condition or replacement of parts or components of material IAW an end item's governing TO in order to maintain the specific item of material in efficient operating condition.

REPAIRABLE: Pertains to condition. An unserviceable item that can by economically repaired and restored to a serviceable condition.

REPARABLE: Pertains to status. An unserviceable item that can be economically repaired and restored to a serviceable condition.

RETROFIT: A method by which an improved part or group of parts replaces old parts, or groups of parts, regardless of their condition.

RECLAMATION: The process of disassembly of end items to recover serviceable or economically repairable spare parts.

REWORK: The process of restoring an end item to a serviceable condition by a Depot Level Maintenance Facility.

SAVE LIST: A listing of parts, accessories or accessory parts to be removed from reclamation Power Sections, Reduction Gearboxes, Torquemeters, and/or Power Section accessories. Power Section containers and other transportation devices are sometimes included on this list.

SCHEDULED REMOVAL COMPONENT (SRC)CARD: Aeronautical record which signifies a specific item must be removed after a specified operating period. Provides for the recording of complete maintenance history, installation, usage and configuration data. SRC Card accompanies the component at all times when not installed and is made a part of the Aeronautical Equipment Service Record when installed.

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

SERVICEABLE: Capable of meeting the requirement and performing the function for which it was designed or modified, and meets all test requirements established by the work specification.

SOURCE OF REPAIR (SOR): The maintenance facility at which repair is performed.

SPECIFIC REPAIR: The remedial action performed on a component to correct a known and specific defect. A specific repair does not normally include: (1) incorporation of technical directives except where a technical directive would serve as the most simple expedient to correct the defect or (2) check and test except where this process is required to validate the specific repair or insure functional integrity of the component. Adjustment to the time since repair on a scheduled removal component is not permitted as a result of performing specific repair.

STANDARD REPAIR: Engine Assembly requiring Repair/Rework level maintenance designed to restore a component(s) to serviceable condition by accomplishing only those maintenance actions deemed necessary by inspection or as specified by authoritative documents, and depot maintenance instructions.

STANDARD REWORK: An optimized depth of rework using RCM concepts designed to restore a component to serviceable condition and to restore the inherent reliability characteristics by accomplishing only those depot processes deemed necessary by inspection or as specified by authoritative documents.

STRUCTURAL MAINTENANCE INSPECTION INTERVAL: An inspection interval that has been established for the fracture critical components.

THOROUGH INSPECTION: An external inspection and disassembly to the extent necessary to determine the exact physical condition of the item.

TECHNICAL ORDER: A publication that gives specific technical directives and information with respect to the inspection, storage, operation, modification, and maintenance of given items and equipment.

TIME COMPLIANCE TECHNICAL ORDER (TCTO): The authorized directives issued to provide instructions for accomplishing one time changes, modifications or inspections of equipment or installation of new equipment.

TORQUEMETER: The complete assembly of the components in the torquemeter section as specified in the applicable illustrated parts breakdown technical manuals listed in this work specification.

TURBINE MODULE: The complete assembly of turbine section components as specified in the applicable illustrated parts breakdown technical manuals listed in this work specification.

TWO LEVEL/RELIABILITY CENTERED MAINTENANCE (RCM): Maintenance action required to produce a serviceable engine capable of reaching the next scheduled maintenance interval without adverse effect to the reliability of the engine which incorporates certain functions, QEC kit

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

removal and installation, previously performed during Jet Engine Intermediate Maintenance (JEIM).

ZERO TIMING OF TRACKED COMPONENTS: Specifically setting of MSR, ASR, SRC, HER, time since repair, or time since overhaul to zero upon completion of depot level repair processing.

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

                            ACRONYMS OR ABBREVIATIONS

2LM        Two Level Maintenance
3LM        Three Level Maintenance
AC         Alternating Current
ACC        Aircraft Controlling Custodian
ACI        Analytical Condition Inspection
ACO        Administrative Contracting Officer
AEMS       Aircraft Engine Management System
AESR       Aeronautical Equipment Service Record
AF         Air Force
AFH        Air Force Handbook
AFI        Air Force Instruction
AFJI       Air Force Joint Instruction
AFM        Air Force Manual
AFMC       Air Force Material Command
AFMCI      Air Force Materiel Command Instruction
AFMCM      Air Force Material Command Manual
AFMETCAL   Air Force Metrology and Calibration Program
AFOSH      Air Force Occupational and Environmental Safety, Fire Protection, and Health
AFOSHSTD   Air Force Occupational Safety and Health Standard
AFPAM      Air Force Pamphlet
AFPD       Air Force Policy Directive
AFSC       Air Force System Command
AFTO       Air Force Technical Order
AIG        Address Indicator Group
AIMD       Aircraft Intermediate Maintenance Department
AIMSO      Aircraft Intermediate Maintenance Support Office
AIS        Automated Induction System
ALC        Air Logistics Center
AMS        Aerospace Material Standard
ASD        Aircraft Statistical Data
ASO        Aviation Supply Office (Changed to NAVICP)
ASR        Assembly Service Record
AWM        Awaiting Maintenance
AWP        Awaiting Parts
AYB        Accessory Bulletin
AYC        Accessory Change
BCM        Beyond Capability Maintenance
BEQ        Best Estimated Quantity
BOL        Bill of Lading
BOM        Bill of Material
Brng       Bearing

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

C & A      Controls and Accessories
CAGE       Contractor and Government Entity Code
CAMS       Core Automated Maintenance System
CCB        Configuration Control Board
CD1        Collateral Duty Inspector
CDRL       Control Data Requirements List
CE         Civil Engineering
CEA        Cognizant Engineering Authority
CEMS       Comprehensive Engine Management System
CER        Complete Engine Repair at Intermediate Maintenance Level
CFA        Cognizant Field Activity
CFAE       Contractor Furnished Aeronautical Equipment
CFM        Contractor Furnished Material
CFR        Code of Federal Regulations
Chg        Change
CIT        Compressor Inlet Temperature
CITS       Central Integrated Test System
CREP       Contract Repair enhancement Program
DEEC       Digital Electronic Engine Control
DFARS      Defense Federal Acquisition Regulations
DID        Data Item Description
DIDR       Dimensional Inspection/Dimensional Run
DIR        Disassembly Inspection Report
DMI        Depot Maintenance Instructions
DMISA      Depot Maintenance Interservice Support Agreement
DoD        Department of Defense
DODD       Department of Defense Directive
DODISS     Department of Defense Index of Specifications and Standards
DREP       Depot Repair Enhancement Program
DRMO       Defense Reutilization Marketing Office
DS         Directionally Solidified
E&E        Evaluation and Examination
EAMP       Engine Analytical Maintenance Program
EB         Engine Bulletin
EDPA       External Pressure Disconnect Assembly
EDU        Engine Diagnostics Unit
EEC        Electronic Engine Control
EHM        Engine Heavy Maintenance
EHR        Equipment History Record
EIC        Excellence in Competition
EIH        Engine Installation Hardware
EIM        Engine Item Manager
ELIN       Exhibit Line Item Number

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

ENMCS      Engines Not Mission Capable Supply
EOT        Engine Operating Time
ESD        Electrostatic Discharge
ESDS       Electrostatic Discharge Sensitive
ESS        Environmental Stress Screening
ETD        Electronic Temperature Datum
ETR        Engine Transaction Report
EXPRESS    Execution and Prioritization of Repair Support System
FC         Fuel Control
FOB        Freight on Board
FOD        Foreign Object Damage
FPI        Fluorescent Penetrant Inspection
FPS        Finished Parts Storage
FRSM       Fleet Readiness Support Meeting
FST        Fleet Support Team
FTIT       Forward Turbine Inlet Temperature
GFE        Government Furnished Equipment
GFM        Government Furnished Material
GSE        Ground Support Equipment
HIS        Handbook of Service Instructions
HP         High Pressure
HPT        High Pressure Turbine
Hrs        Hours
HSI        Hot Section Inspection
HSM        Hot Section Maintenance
I & S      Interchangeability & Standardization
I&DMM      Intermediate and Depot Maintenance Manual
IAFB       Interim Airframe Bulletin
IAFC       Interim Airframe Change
IAW        In Accordance With
ICW        In Compliance With
IDEA       Innovative Development Employee Awareness
IGV        Inlet Guide Vane
I-Level    Intermediate Level
ILS        Integrated Logistics Support
IM         Item Manager
IMA        Intermediate Maintenance Activities
IMI        Intermediate Maintenance Instructions
IPB        Illustrated Parts Breakdown
IPE        Initial Production Evaluation
ISO        International Organization for Standardization (Recognized short version)
ITS        Integrated Tracking System
JEDMIC     Joint Engineering Data Management Information Central System

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

JEIM            Jet Engine Intermediate Maintenance
LCF             Low Cycle Fatigue
LES             Local Engineering Specification
LPOI            Logistics Propulsion Directorate Operating Instruction
LPS             Local Process Specification
LPT             Low Pressure Turbine
LRU             Line Replacement Unit
M&TE            Measuring and Test Equipment
MAF             Maintenance Action Form
MATROC          Maintenance Accessory Test and Repair On Condition
MCR             Manual Change Release
MDR             Material Deficiency Report
MFC             Main Fuel Control
MIL HDBK        Military Handbook
MIL STD         Military Standard
MMH/EFH         Maintenance Man Hours/Engine Flying Hours
MOP             Main Oil Pump
MOT             Maximum Operating Time
MPCAG           Military Parts Control Advisory Group
MRB             Material Review Board
MRC             Maintenance Requirements Card
MSR             Module Service Record
NADEP           Naval Aviation Depot
NAFPI           National Aerospace Foreign Object Damage Prevention Incorporated
NAMO            Naval Aviation Maintenance Office
NAMP            Naval Aviation Maintenance
NAS             National Aerospace Standard
NAVAIR          Naval Air
NAVICP          Naval Inventory Control Point (ASO Previously)
NAVSEASYS COM   Naval Sea Systems Command
NAVSUP          Navy Supplement
NAWC            Naval Air Warfare Center
NCMR            Non Conforming Material Review
NCW             Not Complied With
NDI             Non Destructive Inspection
NFPA            National Fire Prevention Association
NTS             Negative Torque Signal
OC-ALC          Oklahoma City Air Logistics Center
OC-LM           Oklahoma City Air Logistics Center - Lockheed Martin Industry
                   Team
OCM             On Condition Maintenance
OEM             Original Equipment Manufacturer
OI or HOI       Overhaul Instructions

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

OPNAV           Operational Navy
OPNAVINST       Operational Navy Instruction
P&D             Pressurizing & Dump
P/N             Part Number
PAO             Project Administrative Officer
PBA             Propulsion Business Area
PCO             Procuring Contracting Officer
PCW             Previously Complied With
PDM             Programmed Depot Maintenance
PMEL            Precision Measuring Equipment Laboratory
PMIC            Periodic Maintenance Information Card
PMR             Program Management Review
PMS             Production Management Specialist
PPB             Power Plant Bulletin
PPC             Power Plant Change
PPSL            Parts Program Selection List
PQDR            Product Quality Deficiency Report
PS              Process Specification
PTO             Power Take Off
PWA             Pratt-Whitney Aircraft
QA              Quality Assurance
QAR             Quality Assurance Representative
QCD             Quality Control Deficiency
QDR             Quality Deficiency Report
QEC             Quick Engine Change
QECA            Quick Engine Change Assembly
R & M           Reliability & Maintainability
RA              Reworks Activity
RCM             Reliability Centered Maintenance
RCS             Reports Control Symbol
RFI             Ready for Issue
RGB             Reduction Gearbox
S/V             Survivability/Vulnerability
SA-ALC          San Antonio Air Logistics Center
SE              Support Equipment
SMR             Source of Maintenance Reliability
SOO             Statement of Objectives
SOR             Source of Repair
SRC             Scheduled Removal Component
SRU             Shop Replacement Unit
SSQ             Special Skills Qualification
TBD             To Be Determined
TCTO            Time Compliance Tech Order
TDR             Teardown Deficiency Report

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

TDSA            Technical Directive Status Accounting
TIM             Technical Interchange Meeting
TIT             Turbine Inlet Temperature
TM/CFA          Technical Manual Cognizant Field Activity
TMCR            Technical Manual Contract Requirement
TMF             Turbine Mid Frame
TMS             Type, Model, Series
TO              Technical Order
TRC             Technology Repair Center
TRD             Technical Requirements Document
TRF             Turbine Rear Frame
TSLO            Total Service Life Operating
TSN             Time Since New
TSO             Time Since Overhaul
TSR             Time Since Rework/Repair
UFC             Unified Fuel Control
VSV             Variable Stator Vane
WBS             Work Breakdown Structure
WCD             Work Control Document
WIP             Work in Process
WP              Work Package
WS              Work Specification
WRE             War Readiness Engines
WRT             Wing Retained Task

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

2.0 APPLICABLE DOCUMENTS

The following documents, are common to all PBA T56 and 501 workloads. Supplements and changes to the Technical Orders (TO) listed, with a publication date prior to the release of the RFP, are considered to be applicable and within scope.

2.1 INDUSTRY DOCUMENTS

                     REVISION
       NUMBER          DATE                           TITLE
------------------   --------   -------------------------------------------------
ISO 9002              Jan 94    Quality Assurance
NAFPI FOD Pamphlet    May 97    FOD Prevention Guideline
NAS 410               Jan 96    Certification & Qualification of Nondestructive
                                Test Personnel
NFPA 13               Jan 96    Sprinkler Systems
NFPA 30               Jan 96    Flammable and Combustible Liquids Code
NFPA 33               Jan 95    Standard for Spray Application Using Flammable or
                                Combustible Materials Tentative Interim Amendment
NFPA 410              Jan 94    Standard on Aircraft Maintenance
NFPA 51               Feb 97    Welding Cutting and Allied Processes
NFPA 70               Jan 96    National Electrical Code 1996
NFPA 72               Jan 96    National Fire Alarm Code

2.2 GOVERNMENT DOCUMENTS

     2.2.1 TECHNICAL ORDERS

                  BASIC       LATEST CHANGE
    NUMBER         DATE            DATE                                TITLE
-------------   ---------   -----------------   ---------------------------------------------------
00-20-1          1 May 88     Chg 8 15 May 92   Preventative Maintenance Program General
                                                Policy Requirements and Procedures
00-20-2         15 Jan 98                       Maintenance Data Documentation
00-20-3          l Sep 89     Chg 8 01 Oct 95   Maintenance Processing of Repairable Property
                                                and the Repair Cycle Asset Control System
00-20-5          1 Jun 96                       Aircraft, Drone, Aircrew Training Devices, Engines,
                                                and Air-Launched Missile Inspections, Flight
                                                Reports and Supporting Maintenance Documents
00-20-5-1-9                                     Instr for Jet Engine Parts Tracking & Hist Records
                                                on T56 Series Engine
00-20-6          1 Jul 88     Chg 2 01 Sep 90   Inspection System, Documentation and Status
                                                Reporting for Ground-Launched Missiles and their
                                                Trainers, SE, and Group CE Equipment
00-25-113       30 Apr 95                       Conservation, Segregation & Disposal of Critical
                                                Alloys and Precious Metals
00-25-115        1 Apr 89     Chg 9 01 May 93   Logistics/Maintenance Engineering Management
                                                Assignments

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

                  BASIC       LATEST CHANGE
    NUMBER         DATE            DATE                                TITLE
-------------   ---------   -----------------   ---------------------------------------------------
00-25-195       15 Apr 93     Chg 5 01 Apr 97   AF TO System Source, Maintenance, and Recovery
                                                Coding of AF Weapons Systems, and Equipment
00-25-200        1 Jan 89                       Use of Parts Kit
00-25-203        1 Dec 72    Chg 15 24 Oct 92   Contamination Control of Aerospace Facilities,
                                                US Air Force
00-25-234        1 Aug 88    Chg 22 28 Jan 98   General Shop Practice Requirements for the Repair,
                                                Maintenance, and Test of Electrical Equipment
00-25-254-1      1 Oct 92     Chg 5 01 Apr 97   Comprehensive Engine Management System (User
                                                Manual)
00-25-254-2     15 Feb 93     Chg 2 01 Apr 97   System Manual Comprehensive Engine Management
                                                System for D042
00-35D-54       16 Jan 98                       USAF Materiel Deficiency Reporting and
                                                Investigating System
00-5-1          30 Apr 97                       AF Technical Order System
00-5-15          l May 97                       AF Time Compliance Technical Order System
00-5-2          15 Apr 96     Chg l 01 Jun 97   TO System Distribution
00-85-20        15 Jun 89    Chg 16 01 Dec 96   Engine Shipping Instructions
00-110N-2        1 Mar 91                       Radioactive Waste Disposal
00-110N-3       15 Aug 86     Chg 3 01 Jun 92   Handling, Storage
00-110N-4        1 Nov 90                       Acquisition, Use, Storage, and Disposition of
                                                Nuclear Source Material
00-110N-7        1 Jan 90                       Handling & Disposition of Radioactive Electron
                                                Tubes & Spark Gaps
1-1A-14         15 Feb 82    Chg 42 15 Jun 97   Installation Practices - Aircraft Electric &
                                                Electronic Wiring
1-1A-8           1 Sep 80    Chg 36 15 May 97   Aircraft Repair Structural Hardware
2-1-11          31 Oct 84                       General Corrosion Control of Engine Parts During
                                                Overhaul & Field Maintenance
2-1-16          15 Aug 83                       Reidentification by Serial Number of Aircraft
                                                Engines
2-1-18           1 Apr 92    Chg ll 01 Sep 97   Aircraft Engine & Module Management by Operating
                                                Limit & Pipeline Times
2-l-lll         15 Feb 90    Chg l5 15 Jun 97   Standard Maintenance Procedures
2J-1-13         31 Oct 60    Chg 31 15 Dec 93   Cleaning of Gas Turbine Aircraft Engines & Parts
2J-1-18         15 Feb 93     Chg 6 01 Jan 97   Preparation for Shipment & Storage of Gas Turbine
                                                Engine
2J-1-19         24 Jan 83                       Inspection & Disposition of Gas Turbine Engines
                                                After Aircraft Accidents or Engine Dropped During
                                                Handling
2J-1-24          1 Jul 66    Chg 45 15 Oct 95   Equipment Comprising a Complete Basic Gas
                                                Turbine Engine
2J-1-27          1 Mar 82     Chg 2 01 Jan 83   Minor Overhaul of Gas Turbine Engines
2J-1-105        30 Mar 97                       Calibration/Measurement Summary
33-1-37-1        1 Sep 90    Chg 3, 31 Sep 96   Joint Oil Analysis Program
33B-1-1          1 Mar 90     Chg 2, 1 Jun 92   Non Destructive Inspection

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

                  BASIC       LATEST CHANGE
    NUMBER         DATE            DATE                                TITLE
-------------   ---------   -----------------   ---------------------------------------------------
35AA4-6-4-1                                     Operation & Maintenance Instr
35B-1-12         1 Jul 76    Chg 2, 15 Dec 85   General Desiccant Activated For Dynamic and Static
33B1-2-2-1       2 Jul 48     Chg 4, 1 Aug 94   Fluorescent Penetrant Inspection
33B1-2-2-4       4 May 51                       Fluorescent Penetrant Inspection
35D3-3-26-1                                     Operation, Service and Repair Model 3000
35D3-3-26-4                                     IPB
35D3-3-26-11                                    Operation, Service and Repair Model 3010
35D3-3-26-14                                    IPB
35D3-3-26-21                                    Instruction & IPB, Aircraft & Missile Engine
                                                Trailer, Model 3030
35D3-3-64-1                                     Operation, Service and Repair with IPB
35D3-3-65-l                                     Operation, Service and Repair Model 3000E
35D3-3-65-4                                     IPB
35D3-3-74-1                                     Operation, Service and Repair, Model ETU-91/F
35D3-3-74-4                                     IPB
35E20-3-1-103   15 Aug 91     Chg 1 31 Mar 94   Overhaul Instructions, Reusable Metal Engine &
                                                Accessory Shipping Containers
42B-1-1         15 Sep 87   Chg 11, 13 Oct 96   Quality Control Fuel and Lubricants
42B-1-6          3 Oct 80     Chg l, 1 May 94   Corrosion Prevention Lubricant and Antiseize
                                                Compounds
42B2-1-1         1 Nov 82    Chg 9, 15 Oct 96   Use and Grades of Aircraft Engine Lubrication Oils
42B5-1-2        30 Dec 87    Chg 6, 15 Apr 96   Use & Handling Gas Cylinders
42C-1-1          1 Jul 76    Chg 2, 15 Dec 85   Desiccant for Dynamic & Static Dehumidification &
                                                Packing
42C2-1-7        15 Mar 79   Chg 23, 15 Apr 95   Process Instruction Metal Treatments
42E1-1-1         6 Jan 75   Chg 36, 15 May 96   Aerospace Hose Assemblies
42E2-1-2         1 Jul 91                       Identification, Use & Disposal Hydraulic Packing &
                                                Gaskets
44B-1-102        3 Oct 74   Chg 20, 23 Oct 95   Anti-Friction Bearing Maintenance Instr
44B-1-122       31 Dec 88     Chg 1, 1 Jul 91   Maintenance of Aeronautical Anti-Friction Bearings
44H1-1-117       1 Oct 72     Chg 6, 1 Apr 95   General Installation-Heli-Coil Inserts
44H1-1-13       15 Nov 63    Chg 2, 30 Apr 81   Gen Use Rosan Fasteners
44H3-1-3        15 Mar 73    Chg 2, 15 Jul 75   Gen Use Boss, Cap & Tubing Seals

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

2.2.2 REGULATIONS, POLICY DIRECTIVES, & Instructions

   NUMBER        DATE                             TITLE
------------   --------   ------------------------------------------------------
AFI 10-602       Jun 94   Determining Logistics Support and Readiness
                          Requirements
AFI 16-201       Oct 94   Disclosure of Military Information to Foreign
                          Governments and International Organizations
AFI 21-102       Jul 94   Depot Maintenance Management
AFI 21-103       Sep 97   Equipment Inventory, Status, and Utilization Reporting
AFI 21-104       Jun 94   Selective Management of Selected Gas Turbine Engines
AFI 21-105       Aug 94   Aerospace Equipment Structural Maintenance
AFI 21-110       Aug 94   Engineering and Technical Services
AFI 21-113       May 94   Air Force Metrology and Calibration (AFMETCAL) Program
AFI 21-118       Jul 94   Improving Aerospace Equipment Reliability and
                          Maintainability
AFI 21-124       Feb 96   Air Force Oil Analysis
AFI 21-129       May 98   Two Level Maintenance and Regional Repair of Air Force
                          Weapon Systems and Equipment
AFI 21-401       Jan 94   Engineering Data Storage, Distribution, and Control
AFI 21-402       Mar 94   Engineering Drawing System
AFI 23-105       Jun 94   Spares Breakout Program
AFI 25-201       Dec 96   Support Agreements Procedures
AFI 31-601       Apr 96   Industrial Security Program Management
AFI 32-1054      May 94   Corrosion Control
AFI 32-7020      May 94   Environmental Restoration Program
AFI 32-7040      May 94   Air Quality Compliance
AFI 32-7041      May 94   Water Quality Compliance
AFI 32-7042      May 94   Solid and Hazardous Waste Compliance
AFI 32-7044      Apr 94   Storage Tank Compliance
AFI 32-7045      Apr 94   Environmental Compliance Assessment and Management
                          Program
AFI 32-7047      Mar 94   Compliance Tracking and Reporting
AFI 32-7062      Apr 94   Air Force Comprehensive Planning
AFI 32-7063      Mar 94   Air Installation Compatible Use Zone Program
AFI 32-7064      Aug 97   Integrated Natural Resources Management
AFI 32-7065      Jun 94   Cultural Resources Management
AFI 32-7066      Apr 94   Environmental Baseline Surveys in Real Estate
                          Transactions
AFI 32-7080      May 94   Pollution Prevention Program
AFI 34-127       Jul 94   Excellence in Competition (EIC)
AFI 36-102       Feb 94   Basic Authority and Responsibility for Civilian
                          Personnel Management
AFI 36-2024      Feb 96   Staffing Civilian Positions
AFI 36-2623      May 98   Occupational Analysis
AFI 36-502       Mar 94   Managing Civilian Personnel Resources
AFI 37-121       Feb 94   Authentication of Air Force Records
AFI 37-160V6     Mar 94   The Air Force Publications and Forms Management
                          Programs - Numbering Publications
AFI 37-160V7     Nov 93   The Air Force Publications and Forms Management
                          Programs - Publication Libraries and Sets
AFI 37-160V8     Nov 93   The Air Force Publications and Forms Management
                          Programs - Developing and Processing Forms

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

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                                                                   Page 20 of 61

   NUMBER        DATE                             TITLE
------------   --------   ------------------------------------------------------
AFI 38-201       May 94   Determining Manpower Requirements
AFI 38-401       Feb 94   The Air Force Innovative Development Employee
                          Awareness (IDEA) Program
AFI 44-120       Apr 97   Drug Abuse Testing Program
AFI 44-121       Aug 94   Alcoholism Rehabilitation Program
AFI 51-301       Jul 94   Civil Litigation
AFI 61-202       Jul 94   United States Air Force Technical Publications Program
AFI 61-203       Jul 94   The Work Unit Information System
AFI 63-101       May 94   Acquisition System
AFI 63-201       Jul 94   Automatic Test Systems and Equipment Acquisition
AFI 63-701       Jun 94   Managing Industrial Facilities
AFI 63-801       Jul 94   Value Engineering Program
AFI 65-503       Feb 94   US Air Force Cost and Planning Factors
AFI 90-301       Feb 97   Inspector General Complaints
AFI 91-202       Jun 96   The US Air Force Mishap Prevention Program
AFI 91-204       Dec 96   Safety Investigations and Reports
AFI 91-301       Jun 96   Air Force Occupational and Environmental Safety, Fire
                          Prevention and Health (AFOSH) Program
AFI 91-302       Apr 94   Air Force Occupational and Environmental Safety, Fire
                          Protection, and Health (AFOSH) Standards
AFI 24-210       Jul 96   Packaging of Hazardous Material
AFMCI 21-107     Nov 94   Tool Control and Accountability Program
AFMCI 21-108     Feb 98   Organic Depot Maintenance Quality Assurance (QA) and
                          Product Quality Acceptance Certification (PAC)
AFMCI 21-109     Feb 98   Support and Industrial Operations Depot Facilities
AFMCI 21-110     Mar 95   Use of Technical Data in Organic Depot Maintenance
AFMCI 21-112     Jun 95   Repair of Engine Critical Parts
AFMCI 21-113     Jun 95   Contact Maintenance Programs for Depot Maintenance
                          Business Areas
AFMCI 21-122     Aug 96   Foreign Object Damage Prevention Program
AFMCI 21-127     Sep 97   Depot Maintenance Plant Management
AFMCI 21-129     Apr 98   Depot Maintenance Management, Depot Repair Enhancement
                          Program (DREP)
AFMCI 21-301     Jan 97   AFMC TO System Implementing Policies
AFMCI 24-201     Oct 95   AFMC Packaging and Material Handling Policies and
                          Procedures
AFPD 16-2        Sep 93   Disclosure of Military Information to Foreign
                          Governments and International Organizations
AFPD 20-1        Apr 93   Logistics Strategic Planning
AFPD 21-1        Aug 93   Managing Aerospace Equipment Maintenance
AFPD 21-3        Mar 93   Technical Orders
AFPD 21-4        Jun 96   Engineering Data
AFPD 23-2        Mar 93   Supplies and Material Management
AFPD 23-5        Apr 93   Reusing and Disposing of Material
AFPD 24-2        Apr 93   Preparation and Movement of Air Force Material
AFPD 24-3        Oct 93   Operation, Maintenance, and Use of Transportation
                          Vehicles and Equipment

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COMMISSION.]

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                                                                   Page 21 of 61

   NUMBER        DATE                             TITLE
------------   --------   ------------------------------------------------------
AFPD 25-2        Mar 93   Support Agreements
AFPD 31-4        Aug 97   Information Security
AFPD 31-6        Jul 95   Industrial Security
AFPD 31-7        Mar 93   Acquisition Security
AFPD 35-1        Sep 93   Public Affairs Management
AFPD 36-1        Mar 95   General Civilian Personnel Provisions and Authorities
AFPD 36-14       Feb 96   Position Management
AFPD 36-2        Oct 96   Employment and Affirmative Action
AFPD 36-4        Jul 94   AF Civilian Training and Education
AFPD 38-3        Jan 94   Productivity Enhancing Capital Investment Programs
AFPD 38-4        Mar 93   Suggestion Program
AFPD 90-5        Aug 95   Command Policy, Quality Air Force
AFPD 91-2        Sep 93   Safety Programs
AFPD 91-3        Sep 93   Occupational Safety and Health
DoD 4140.25      Jan 93   Petroleum Management Policy
DoD 4160.21      Oct 91   Defense Demilitarization Program
DoD 4245.8       Mar 86   Value Engineering Program
LPOI 66-01     March 97   Foreign Object Damage Prevention Program

2.2.3 MANUALS

  NUMBER      DATE                             TITLE
----------   ------   ----------------------------------------------------------
AFM 23-110   May 98   Standard Base Supply Procedures
AFM 36-203   Feb 96   Staffing Civilian Positions
AFM 36-505   Aug 96   Skill Coding
AFMCM 21-1   Jan 97   AFMC Technical Order System Procedures

2.2.4 PAMPHLETS AND HANDBOOKS

    NUMBER       DATE                             TITLE
-------------   ------   ------------------------------------------------------
AFH 38-402      Aug 94   Suggestors and Evaluators Handbook
AFH 38-403      Aug 94   Suggestion Program Managers Handbook
AFMCP 63-101    Jul 97   Acquisition Risk Management Guide
AMPAM 21-1      Dec 95   Organic Industrial Operations Internal Review
                         Procedures
AFPAM 36-106    Dec 93   Supervisor's Records
MIL-HDBK-263B   Jul 94   Electrostatic Discharge Control Handbook for Protection
                         of Electrical and Electronic Parts, Assemblies and
                         Equipment
MIL-HDBK-773    May 90   Electrostatic Discharge Protective Packaging
Notice 1
MIL-HDBK-965    Sep 96   Acquisition Practices for Parts Management

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

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                                                                   Page 22 of 61

2.2.5 STANDARDS

    NUMBER         DATE                             TITLE
--------------   -------   -----------------------------------------------------
AFOSHSTD 91-17    Sep 97   Interior Spray Finishing
AFOSHSTD 91-2     Sep 93   Safety Programs
AFOSHSTD 91-31    Oct 97   Personal Protective Equipment
AFOSHSTD 91-43    Oct 97   Flammable and Combustible Liquids
AFOSHSTD 91-46    Feb 97   Materials Handling and Storage Equipment
AFOSHSTD 91-5     May 97   Welding, Cutting and Brazing
AFOSHSTD 91-66    Oct 97   General Industrial Operations
MIL-STD-129N      May 97   Standard Practice for Military Marking
MIL-STD-1686C     Oct 95   Electrostatic Discharge Control Program for
                           Protection of Electrical and Electronic Parts

2.2.6 USAF APPLICABLE DOCUMENTS

The following documents, apply to the USAF T56-A7B/15 workload. Supplements and changes to the TOs listed, with a publication date prior to the release of the RFP, are considered to be applicable and within scope.

2.2.6.1 Technical Orders

                        BASIC
     TO NUMBER           DATE        CHANGE, DATE                       TITLE
-------------------   ---------   -----------------   -------------------------------------------
00-25-113-T56         31-May-88                       Critical Alloy & Precious Metals Parts List
00-25-5-1-9           1 Apr 89    Chg 3, 30 Jun 92    Instructions for Jet Engine Parts Tracking
                                                      and Historical Records on T56 Engines
1C-130A-06            l-Feb-89    Chg 2, 15 Mar 97    Aircraft Maintenance Work Unit Code
                                                      Manual C130
1C-130A-10            20-Feb-86   Chg 6, 17 Oct 94    Build up Instructions
1C-130A-2-4           30-Mar-90   Chg 3, 3 Jan 94     Maintenance Instruction Power Plant C130
1C-130A-3             15-Oct-83   Chg 45, 29 Oct 96   Structural Repair Instruction
1C-130A-6WC-12        15-May-96   Chg 2, 1 Apr 97     Work Cards Preflight
1C-130A-6WC-13        15-May-96   Chg 2, 1 Apr 97     Work Cards thru Flight Basic Post Flight
                                                      Pre Post Flight Inspection.
1C-130A-6WC-14        15-May-96   Chg 2, 1 Apr 97     Structural Repair Instructions
1C-130A-6WC-15        15-May-96   Chg 3, 1 Apr 97     Structural Repair Instruction
1C-130B-10            10-Jun-91   Chg 14, 27 Nov 96   Build up Instruction
1C-130H-10            6-Sep-79    Chg 52, 5 Apr 96    Build up Instruction
1C-130H-2-4           l-Feb-79    Chg 69, 12 Jun 96   Maintenance Instruction
1C-130H-2-61JG-10-1   10-Dec-90   Chg 4, 27 Jul 95    C130 Prop Assembly Job Guide Maintenance
1C-130H-2-70GS-00-1   20-Sep-93   Chg 3, 12 Mar 96    Power Plant General System
1C-130H-2-70JG-00-1   10-Aug-93   Chg 7, 31 Dec 96    Job Guide, Power Plant, Standard Practices
                                                      & Inspection
1C-130H-2-71JG-00-1   10-Aug-93   Chg 9, 31 Mar 97    Job Guide, Power Plant, Operating Limits &
                                                      Checklists
1C-130H-2-71JG-00-2   10-Aug-93   Chg 7, 19 Aug 96    Job Guide, Power Plant, General Maintenance
1C-130H-2-73JG-00-1   10-Aug-93   Chg 6, 26 Jun 96    Job Guide, Power Plant, Engine Fuel

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COMMISSION.]

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

                        BASIC
     TO NUMBER           DATE        CHANGE, DATE                       TITLE
-------------------   ---------   -----------------   -----------------------------------------
1C-130H-2-73JG-00-2   10-Aug-93   Chg 4, 30 Oct 95    Job Guide, Power Plant, Temperature
                                                      Datum Control System
1C-130H-2-75JG-00-1   10-Aug-93   Chg 2, 26 Jul 95    Job Guide, Power Plant, Engine Air
1C-130H-2-76JG-00-1   10-Aug-93   Chg 6, 26 Jun 96    Job Guide, Power Plant, Engine Controls
1C-130H-2-77JG-00-1   10-Aug-93   Chg 4, 12 Mar 96    Job Guide, Power Plant, Engine Indicating
1C-130H-2-79JG-00-1   10-Aug-93   Chg 8, 12 Jun 96    Job Guide, Power Plant, Engine Oil
1C-130H-2-80JG-00-1   10-Aug-93   Chg 4, 16 Aug 96    Job Guide, Power Plant, Engine Starting &
                                                      Ignition
2J-T1-10              1-May-63    Chg 45, 15 Oct 95   General Block Test Instruction Turboprop
2J-T56-101            22-Oct-96                       General Instruction Corrosion Control
2J-T56-24             1-Jul-92    Chg 1, 30 Nov 93    Illustrated Parts Breakdown (IPB)
2J-T56-44             1-Nov-75    Chg 23, 15 Sep 97   IPB.
2J-T56-53             15-Dec-92   Chg 01, 15 May 94   Overhaul Instructions
2J-T56-54             UNPUBLIS                        Parts Catalog, T56-A-15LFE (Allison
                      HED                             Commercial Manual)
2J-T56-56             1-Dec-89    Chg 4, 15 Apr 95    Intermediate Maintenance
33D4-6-25-41          15-May-57   Chg 2, 15 Nov 78    T56 Instruction & IPB Relay Box Tester
35D3-3-53-1           15-Jul-61   Chg 12, 30-Apr 94   Operation, Service and Maintenance
35D3-3-53-4           1-Apr-63    Chg 12, 1-Nov-87    IPB
35D3-3-71-1           2-Oct-72    Chg 4, 15-Jul-94    Operation and Maintenance with IPB, P/N
                                                      200-000-101
5E3-15-3              15-Dec-91   Chg 2, 15 Dec 94    Depot Maintenance Instruction w/IPB Temp
                                                      Datum Amp
6J10-4-27-3           15-Jun-80   Chg 6, 15 Sep 94    Dual Gear & Booster Fuel Pump Overhaul
6J10-4-27-4           15-Jun-80   Chg 5, 15 Sep 94    Dual Gear & Booster Fuel Pump IPB
6J11-12-3             31-Jul-74   Chg 1, 15 Jun 82    Speed Sensing Control Overhaul
6J11-12-4             1-Sep-74    Chg 2, 15 Jun 96    Speed Sensing Control IPB
6J1-2-11-33           15-Sep-59   Chg 7, 01 Oct 95    Electronic Temperature Datum Control
                                                      Overhaul
6J1-2-11-34           1-Apr-69    Chg 3, 03 Nov 84    Electronic Temperature Datum Control IPB
6J1-2-11-43           1-Oct-61    Chg 7, 01 May 92    Electronic Temperature Datum Control
                                                      Overhaul
6J1-2-11-44           1-Apr-69    Chg 5, 31 Jul 84    Electronic Temperature Datum Control IPB
6J1-2-22-4            1 May 69    Chg 3, 1 Apr 81     IPB-Amplifier Magnetic Temperature
                                                      Control, F104
6J1-2-24-3            1-Jun-66    Chg 4, 01 Mar 83    ETD Control-Overhaul
6J1-2-24-4            15 May 79   Chg 1, 1 Sept 81    IPB-Electronic Temperature Datum Control
6J15-10-120-3         15-Jun-87                       Overhaul Instruction w/IPB - Manually
                                                      Operated Rotary Shutoff Valve
6J15-10-128-3         30-Oct-87                       Overhaul Instruction with IPB Paralleling
                                                      Valve
6J15-10-201-3         1 Jul 83    Chg 1, 1 Jul 84     Overhaul Instruction-HP Fuel Shutoff
                                                      Valve
6J15-10-64-13         30-Jul-95                       Solenoid Operated Shut Overhaul & IPB
6J15-3-34-3           1-May-86    Chg 2, 30 Jan 91    Temp Datum Valve Overhaul
6J15-3-34-4           1-May-86    Chg 1, 01 May 94    Temp Datum Valve IPB

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COMMISSION.]

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                                                                   Page 24 of 61

                        BASIC
     TO NUMBER           DATE        CHANGE, DATE                       TITLE
-------------------   ---------   -----------------   -----------------------------------------
6J15-3-38-13          15-Sep-92   Chg 1, 15 Jan 97    Paralleling Valve Overhaul & IPB
6J15-3-76-3           1-Aug-81                        Solenoid Actuated Valve Overhaul & IPB
6J15-3-87-3           1-May-86    Chg 3, 01 May 94    Temp Datum Valve Overhaul & IPB
6J15-3-87-4           1-May-86    Chg 1, 01 May 94    IPB Temp Datum Assembly
6J15-4-19-3           15-Aug-80                       Drain Valve Assembly & Overhaul IPB
6J15-4-28-3           15-Oct-86                       Drain Valve Assembly & Overhaul IPB
6J15-6-3-3            1 May 87    Chg 3, 30 Nov 96    Overhaul Instruction w/IPB- Fuel
                                                      Enrichment Solenoid Valve for Starting
6J15-6-3-4
6J3-4-24-13           15-Sep-68   Chg 11, 15 Jan 97   Overhaul Instruction Turbine Engine Main
                                                      Fuel Control
6J3-4-24-14           15-May-93                       IPB Turbine Engine Main Fuel Control
6J3-4-24-3            1-Dec-69    Chg 6, 01 May 94    Overhaul Instruction Turbine Engine Main
                                                      Fuel Control
6J3-4-32-3            15-Jan-97                       Overhaul & IPB High Temp Geneva Lock
6J7-7-3               1-Dec-71    Chg 7, 31 Jan 97    Speed Sensitive Valve Overhaul & IPB
8A7-2-4-3             1-May-86                        Overhaul Instruction IPB Motor General
8D1-61-2-3            15-Oct-83   Chg 3, 15 Oct 93    Rotary Actuator Assembly Overhaul & IPB
8E1-2-14-3            1-Aug-60    Chg 4, 15 Aug 83    Overhaul Instruction Ignition Unit Type
                                                      TCN-18
8E1-2-14-4            1-Aug-60                        IPB Ignition Unit Type TCN-18
8E1-2-22-53           1-Mar-80    Chg 2, 30 Dec 90    Ignition Units Overhaul
8E1-2-22-54           1-Mar-80                        Ignition Units IPB
8E1-8-21-4            31-Aug-80   Chg 1, 30 Sep 93    IPB Ignition Exciter Type TFN-12
8E1-9-2-3             1-May-83                        Overhaul Instruction with P/B Cable And
                                                      Junction
8R3-38-13             31-Dec-83                       Solenoid Elec Feather Overhaul & IPB
8R3-38-23             31-Oct-83                       Solenoid Elec NTS Overhaul & IPB

2.2.6.2 Time Compliance Technical Order

   TCTO      Recission   Data Code   Sup                   Title
----------   ---------   ---------   ---   -------------------------------------
2J-T56-671   18-Aug-99     215496    D     T-56-A7B Turbine Rotor Replacement
                                           Campaign
2J-T56-673   18-Jan-99     216980    C     Turbine Rotor Replacement Over 18000
                                           Hours

2.2.6.3 Other Documents

  Number     Date                    Title
---------   ------   -------------------------------------
AMS 2427B   Jan 95   Aluminum Coating Ion Vapor Deposition
PS 13143G   Jun 92   Aluminum Coating Ion Vapor Deposition

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HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE
COMMISSION.]

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                                                                   Page 25 of 61

2.2.7 US NAVY APPLICABLE DOCUMENTS

The following documents, apply to the US Navy T56-14/16/425 workload. Supplements and changes to the TOs listed, with a publication date prior to the release of the RFP, are considered to be applicable and within scope.

2.2.7.1 Technical Orders

   NUMBER      BASIC DATE                               TITLE
------------   ----------   -------------------------------------------------------------
01-1A-1        1-Sep-91     General Manual for Structure Repair
01-1A-16       1-Mar-90     Nondestructive Inspection Methods
01-1A-20       1-Jul-83     Aviation Hose & Tube Manual Organ Inter & Depot Maintenance
01-1A-503      31-Dec-88    Maintenance of Aeronautical Anti-friction bearings
01-1A-509      1-May-96     Aircraft Weapons Systems Cleaning & Corrosion
01-1A-8        1-Jan-91     Aircraft and Missile Structures
01-75GAA-6     15-Jun-91    Periodic Maintenance Information Cards
01-75PAA-6     1-Nov-95     Periodic Maintenance Information Cards
01-C2AHA-6     1-Feb-86     C2, Phase Maintenance Cards
01-E2AAA-6     1-Apr-97     Periodic Maintenance Information Cards E2C
02-1-19        1-Oct-72     Heli-coil Inserts-General Installation
02-1-517       15-Mar-97    Standard Maintenance Procedures Aircraft Engines
02B-5DD-4      15-Dec-85    Turboprop Engines T56-A-10W/-10WA/-14 IPB
02B-5DD-6-1    1-Apr-90     Turboprop Engine Model T56-A-10/-10WA/-14 Intermediate
02B-5DD-6-2    1-Dec-93     Turboprop Engine T56-A-10W/-10WA/-14 P-3
02B-5DD-6-3    1-Sep-77     Quick Engine Change Assembly Maintenance Requirement Cards
02B-5DE-4      1-Mar-92     Turboprop Engines T56-A-16/-423 IPB
02B-5DE-6-1    1-Aug-90     Turbo Prop Engines T56-A-7A/-16/-423 Inter Maintenance manual
02B-5DE-6-2    1-Dec-69     Depot Maintenance Instruction Allison T56 ENG-A-16, -423
02B-5DF-4      1-Nov-94     Turbo Prop  Engine with IPB
02B-5DF-6-1    15-Dec-90    Allison Gas Turbines T-56-A425/426 & 427 Turboprop Engines
                            Inter Maintenance Manual
02B-5DF-6-2    15-Jun-91    Depot Maintenance Manual
03-110-14      1-Apr-79     Speed sensing Control Assembly, 6873465 AC/PN
                            (6404486) 6871121 (Detroit Diesel) Overhaul Instructions with
                            IPB
03-110-18      1-Aug-71     Control Assembly, Speed Sensitive, Overhaul Instructions
03-110-20      1-Sep-62     Amplifier Assembly Electronic Temperature Control Operation
                            and Service Instructions with IPB Basic Dated
03-110AAV-1    15-Dec-70    Control, Turbine Engine Main Fuel (Bendix) Overhaul
                            Instructions
03-110AAX-1    15-Feb-72    Fuel Controls Gas Turbine
03-110DAA-14   15-Jun-80    Pump Dual Gear and Booster Type Fuel (Sundstrand) Overhaul
                            Instructions
03-110FG-7     1-May-87     Starting Fuel Enrichment Solenoid Valve Assembly
03-110FK-14    15-Sep-69    Drain Valve Assembly with parts Breakdown
03-110FM-2     1-May-94     Overhaul Instructions
03-110FM-3     1-May-94     Turboprop Engine
03-110FR-2     1-Mar-73     Valve Assembly, Solenoid Operated Shutoff (Hydro-Aire)
                            Overhaul Instructions with Parts Breakdown

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

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                                                                   Page 26 of 61

   NUMBER     BASIC DATE                                     TITLE
-----------   ----------   -------------------------------------------------------------------------
03-110FT-1    15-Sep-92    Valve, Paralleling Parts List Number 190772-2 Overhaul Instructions
                           with IPB
03-110KD-l    15-Jul-67    Electronic Temperature Datum Control Overhaul Instruction Bendix ET-
                           B4
03-110KD-19   l-Oct-76     Datum Control, Electronic Temperature, Model ET-B6(Bendix) Overhaul
                           Instructions
03-110KD-5    15-Jun-76    Electronic Temperature Datum Control
03-110LA-1    15-Aug-79    Valve Assembly, Water-Methanol Regulator (Hydro-Aire) Overhaul
                           Instructions
03-5AA-128    l-Feb-87     Motor-Generator P/N 181419 (Allied Corp) Overhaul Instructions with
                           IPB
03-5CHX-24    l-Jul-87     Actuator Assembly Rotary (Bendix-Pacific) Overhaul Instructions-Actuator
                           Rotary Aim with IPB
03-5CHX-515   15-Oct-83    Overhaul Instructions Parts Breakdown - Rotary Actuator Assembly (AF TO
                           8D1-61-2-3 Chg 3, 15 Oct 93)
03-5NA-32     1-Mar-80     Ignition Unit Type TCN-24 10-111160-1, -3, -6 Used on Allison T56 Engines
                           (Bendix) Overhaul Instructions
03-5NA-33     l-Mar-80     Ignition Unit Type TCN-24 Used on Allison T56 Engines, IPB
11-75A-54     l-May-93     Aircraft Guided Missile Launcher
15-02-500     l-Apr-96     Preservation of Naval Aircraft Engines.
17-15-50.1    l-Sep-90     Joint Oil Analysis Program Manual
AG-830SC-     l-Mar-89     ASO Cognizant Reusable Shipping and Storage Containers Steel
MEB-000                    I&DMM W/IPB

2.2.7.2. Local Engineering Specifications

  NUMBER     DATE                  TITLE
---------   ------   --------------------------------
61-0-500    Apr 90   Depot Level Repair Specification
61-1-051A   Apr 92   Reduction Gear Assembly Rework

2.2.7.3 Instruction

  NUMBER    REVISON    DATE                        TITLE
---------   -------   ------   ---------------------------------------------
OPNAVINST      G      2/1/98   The Naval Aviation Maintenance Program (NAMP)
4790.2

2.2.7.4 Other Documents

  NUMBER     DATE                    TITLE
---------   ------   -------------------------------------
AMS 2427B   Jan 95   Aluminum Coating Ion Vapor Deposition
PS 13143G   Jun 92   Aluminum Coating Ion Vapor Deposition

2.2.8 US NAVY 501 APPLICABLE DOCUMENTS

The following documents, as cited elsewhere in this work specification, apply to the 501K17 workload. Supplements and changes to the TOs listed, with a publication date prior to the release of the RFP, are considered to be applicable and within scope.

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

September 23, 1998          SASA, INC.         T56 Contractor Work Specification
                                                                   Page 27 of 61

2.2.8.1 Technical Orders

                          REVISION &
NUMBER                      DATE                       NOMENCLATURE
---------------------   -------------   ----------------------------------------
S9234-BD-MMD-010/MOD    1, 30 Sept 97   Overhaul Instruction, Depot Level
104GTGS VOL 1                           Maintenance Gas Turbine Generator Set
                                        Model 104.
S9234-BD-MMD-020/MOD    1, 30 Sept 97   Overhaul Instruction, Depot Level
104GTGS VOL 2                           Maintenance Gas Turbine Generator Set
                                        Model 104.
S9234-BD-MMD-030/MOD    1, 30 Sept 97   Overhaul Instruction, Depot Level
104GTGS VOL 3                           Maintenance Gas Turbine Generator Set
                                        Model 104.
S9234-BD-MMD-040/MOD    1, 30 Sept 97   IPB
104GTGS VOL 4
DMISA SA-ALC95 01ANHA   1 Aug 96        Depot Maintenance Interservice Support
                                        Agreement (DMISA)

2.2.9 FUEL ACCESSORIES APPLICABLE DOCUMENTS

The following documents, as cited elsewhere in this work specification, apply to the PBA accessories workload and include the documents required for the T56 Fuel Accessories workload. Supplements and changes to the TOs listed, with a publication date prior to the release of the RFP, are considered to be applicable and within scope.

                 ISSUE
 TO NUMBER        DATE       CHANGE DATE                         TITLE
------------   ---------   ----------------   ------------------------------------------
02B-5DD-6-2    l-Dec-93                       Turboprop Engine T56-A-10W/-10WA/-14 P-3
02B-5DE-6-2    l-Dec-69                       Depot Maintenance Instruction, Allison T56
                                              ENG-A-16, -423
02B-5DF-6-2    15-Jun-91                      Depot Maintenance Manual
03-110-14      1-Apr-79                       Speed Sensing Control Assembly 6873465
                                              AC/PN (6404486) 6871121 (Detroit Diesel)
                                              Overhaul Instruction with IPB
03-110-18      1-Aug-71    Chg 3, 1 Jun 82    Overhaul Instruction-Control Accessory,
                                              Speed Sensitive
03-110AAX-1    15-Feb-72                      Fuel Control Gas Turbine
03-110AAX-2    15-Feb-72   Chg 5, 15 May 93   Main Fuel Control
03-110DAA-14   15-Jun-80                      Pump Dual Gear and Booster Type Fuel
                                              (Sundstrand Overhaul Instruction)
03-110FK-14    l5-Sep-69                      Drain Valve Assembly with Parts Breakdown
03-110FM-2     l-May-94                       Overhaul Instruction
03-110FM-3     l-May-94                       Turboprop Engine
03-110FS-2     15-Aug-64                      Valve, Speed Sensitive

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

September 23, 1998          SASA, INC.         T56 Contractor Work Specification
                                                                   Page 28 of 61

                  ISSUE            CHANGE
  TO NUMBER        DATE             DATE                              TITLE
------------   -----------   -----------------   -------------------------------------------------
03-110KD-1     15-Jul-67                         Elec Temperature Datum Control Overhaul
                                                 Instruction (Bendix ET-B4)
03-5CHX-24     1-Jul-87                          Actuator Assembly Rotary (Bendix-Pacific)
                                                 Overhaul Instruction - Actuator Assembly
                                                 Rotary Aim with IPB
03-5CHX-25     l-Oct-65                          Actuator Assembly, Overhaul Instruction with
                                                 IPB
12S5-4-42-3    15-Jun-83     Chg 6, 15 Aug 93    Overhaul Instruction EHR
12S5-4-42-4    l-Nov-83      Chg 2, 15 Jul 88    IPB EHR
15A2-3-61-3    30-Jun-92                         Engine Bleed Air Check Shutoff Valve
                                                 Overhaul
15E2-2-3-13    1-Sep-80      Chg 1, 1 Aug 82     Anti-icing Valve Overhaul w/IPB
15E2-2-49-3    15-May-62     Chg 4, 1 Aug 83     Anti-icing Shutoff Valve Overhaul
15E2-4-20-3    15-Jan-91     Chg 3, 1 Aug 94     Overhaul with IPB, Engine Inlet Anti-Icing
                                                 Valve
15E2-5-33-3    20-Feb-78     Chg 6, 15 Dec 90    Overhaul Instruction, Valve Anti-Icing Air
15E2-5-36-3    6-May-69      Chg 20, 15 Jul 96   3 1/2" Diameter Shutoff Fluid Pressure Regulator
                                                 Valve Overhaul w/IPB
15E2-5-45-3    15-Dec-76     Chg 6, 1 Jun 93     Overhaul with IPB, Engine Inlet Anti-Icing
                                                 Valve
16A1-14-43-3   1-Jun-94      Chg 1, 1 Oct 95     Overhaul Instruction with IPB-Primary, Secondary
                                                 Actuator
1F-16C-4-28    10-Aug-84     Chg 34, 26 Jul 96   IPB Fuel System F16
2JA12-7-2      l5-Apr-92                         Intermediate Maintenance Instruction.,
                                                 Pneumatics Boost Assembly
2JA12-8-3      15-Jun-91     Chg 2 - 15 Jun 96   Engine Throttle Box & Torque Shaft Assembly
2JA8-20-3      30-Jun-93     Chg 5, 15 Jan 97    Qdrnt Assembly Engine Throttle Control
2JA8-20-4      15-Feb-97                         Qdrnt Assembly Engine Throttle Control
2J-T56-13      1-Jun-93      Chg 1, 15 Jan 95    Overhaul Instruction
2J-T56-54      Unpublished                       Parts Catalog, T56-A-I5LFE (Allison Commercial
                                                 Manual)
2J-T56-56      1-Dec-89      Chg 4, 15 Apr 95    Intermediate Maintenance
37A12-13-3     15-Jan-76     Chg 2, 15 Dec 86    Oil Tank Overhaul & IPB
5E1-2-15-3     15-Apr-96     -                   Overhaul Instruction - Engine Diagnostics Unit
5E1-2-15-4     1-Oct-95      Chg 1, 1 May 96     IPB - EDU
5E12-26-3      15-Dec-86     Chg 1, 15 Jan 95    OH Instruction w/IPB-Transmitter, Nozzle
                                                 Position
6A10-2-2-3     3l-Aug-61     Chg 8, 1 Mar 91     Fuel Transfer Pump
6A10-2-7-3     15-Jun-65     Chg 7, 31 May 95    Overhaul Instruction, Fuel Transfer Pump
6A10-2-8-3     1-Feb-83                          Fuel Dump Pump
6A10-2-9-3     25-Jul-74     Chg 1, 30 Jun 94    Centrifugal Refuel Drain, Transfer Pump

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

September 23, 1998          SASA, INC.         T56 Contractor Work Specification
                                                                   Page 29 of 61

                  ISSUE           CHANGE
TO NUMBER          DATE            DATE                             TITLE
-------------   ---------   -----------------   ---------------------------------------------
6A1-2-I4-3      1-Apr-95                        Overhaul Instruction W/Parts Breakdown-
                                                Actuator-Motor Driven
6A15-6-3        1-Oct-76    Chg 3, 31 Mar 85    Coupling Overhaul w/IPB
6A15-7-3        30-Aug-76   Chg 2, 30 Jun 95    Aerial Refueling Couplings OH
6A15-8-3        20-Sep-83   Chg 3, 1 May 94     Aerial Pressure Refueling Reg Coupling OH
                                                w/IPB
6A6-13-3        26-Jan-68   Chg 9, 1 Oct 91     Aerial Refuel Receptacle
6A6-16-3        27-Jan-76   Chg 17, 15 Nov 95   Aerial Refueling Receptacle
6A6-19-3        5-Apr-90    Chg 3, 8 Jan 96     Receptacle, Aerial Refueling
6A6-20-3        1-Jun-90    Chg 2, 15 Mar 95    Universal Aerial Refueling Receptacle Slipway
6A6-20-3        1-Jun-90    Chg 2, 15 Mar 95    Overhaul Instruction Universal Aerial
                                                Refueling Receptacle
6A6-3-3         1-Sep-77    Chg 4, 15 Aug 95    Aerial Refueling Receptacle Assembly
6A9-2-15-3      15-Oct-82   Chg 3, 1 May 94     Pressure Control Valve
6A9-2-4-3       1-Jan-85    Chg 3, 15 Aug 93    Refueling Level Control Valve
6A9-8-8-3       15-Jun-92   Chg 1, 15 Aug 94    Fuel Shut Off Valve
6J11-12-3       31-Ju1-74   Chg 1, 15 Jun 82    Speed Sensing Control Overhaul
6J11-12-4       1-Sep-74    Chg 2, 15 Jun 96    Speed Sensing Control IPB
6J11-30-3       1-Dec-77    Chg 9, 15 Nov 94    Overhaul Instruction with IPB-Air Regulator
6J1-2-11-43     1-Oct-61    Chg 7, 01 May 92    ETD Control-Overhaul
6J1-2-11-44     1-Apr-69    Chg 5, 31 Jul 84    Electronic Temperature Datum Control IPB
6J1-2-24-3      1-Jun-66    Chg 4, 01 Mar 83    ETD Control-Overhaul
6J1-2-24-4      15-May-79   Chg 1, 1 Sept 81    IPB-Electronic Temp Datum Control
6J15-10-159-3   1-Mar-94                        Motor Operated Gate Valve Assembly Overhaul
                                                w/IPB
6J15-10-166-3   1-Oct-60                        Motor Operated Shutoff Valve Overhaul w/IPB
6J15-10-171-3   15-Jan-79                       Motor Actuated Gate Shutoff Valve
6J15-10-173-3   30-Mar-93                       Motor Operated Gate Valve Assembly Overhaul
                                                w/IPB
6J15-10-176-3   15-Feb-86                       Motor Operated Fuel Shutoff Valve Overhaul
                                                w/IPB
6J15-10-177-3   30-Dec-93                       Motor Operated Fuel Shutoff Valve Overhaul
                                                w/IPB
6J15-10-180-3   7-Oct-96                        Wing Fuel Transfer Low Level Shutoff Valve
                                                Overhaul w/IPB
6J15-10-185-3   1-Nov-65    Chg 3, 1 Feb 80     Motor-Operated Gate Valve Overhaul
6J15-10-187-3   15 May 80   Chg 1, 15 Sep 91    Motor Operated Fuel Shutoff Valve Overhaul
                                                w/IPB
6J15-10-188-3   5-Nov-90    Chg 3, 7 Oct 96     Motor Operated Butterfly Valve Overhaul w/IPB

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

September 23, 1998          SASA, INC.         T56 Contractor Work Specification
                                                                   Page 30 of 61

                   ISSUE
TO NUMBER           DATE        CHANGE DATE                           TITLE
--------------   ---------   -----------------   ----------------------------------------------
6J15-10-192-3    1-May-91                        Shutoff Valves Overhaul w/IPB
6J15-10-194-3    13-Nov-70   Chg 10, 30 Apr 96   Motor Operated, Fuel Shutoff Valve Assembly
                                                 Overhaul w/IPB
6J15-10-197-3    28-Jun-68   Chg 4, 15 Feb 88    Motor Actuated Slide Shutoff Valve Assembly
                                                 Overhaul w/IPB
6J15-10-198-3    2-Jan-79    Chg 2, 15 Feb 88    Motor Actuated Gate Valves Overhaul w/IPB
6J15-10-199-3    20-Aug-70   Chg 4, 1 Feb 88     Depot Overhaul w/IPB, Motor Actuated Slide
                                                 Shutoff
6J15-10-201-3    1-Ju1-83    Chg 1, 1 Jul 84     Overhaul Instruction-HP Fuel Shutoff Valve
6J15-10-202-3    15-May-72   Chg 5, 1 Dec 85     Depot Overhaul Instruction, Electro Mechanical
                                                 Linear Actuator
6J15-10-202-4    15-Jan-74   Chg 5, 1 Dec 85     Mechanical Linear Actuator IPB
6J15-10-206-3    15-Jun-70   Chg 2, 15 Apr 85    Motor Operated Gate Valve Overhaul w/IPB
6J15-10-225-3    15-Jun-78                       Manual Fuel Shutoff Valve Overhaul
6J15-10-232-3    15-Oct-90   Chg 1, 15 May 91    Shutoff Valve Overhaul Instruction w/IPB
6115-10-233-3    5-Sep-75    Chg 12, 1 Dec 91    Intermediate/Depot w/IPB, Motor Actuated
                                                 Butterfly Shutoff Valve
6J15-10-234-3    10-May-82   Chg 5, 1 Feb 89     Motor Actuated Fuel Shutoff Valve Overhaul
                                                 w/IPB
6J15-10-238-3    15-Oct-75   Chg 11, 15 Nov 94   Solenoid Shutoff Valve Assembly Overhaul w/IPB
6JI5-10-246-3    15-Aug-86   Chg 1, 15 Aug 88    Depot Overhaul Instruction w/IPB, Conv.
                                                 Exhaust Nozzle Shutoff Valve
6J15-10-257-3    15-May-90   Chg 1, 1 Sep 93     Valve, Butterfly Overhaul w/IPB
6J15-10-261-3    30-Sep-95                       Shut-Off, Fuel Overhaul w/IPB
6J15-10-262-3    31-May-93                       Valve Body, Fuel Shut-Off Overhaul w/IPB
6JI5-10-64-13    30-Ju1-95                       Solenoid Operated Shut Overhaul & IPB
6J15-10-66-143   15-Oct-91                       Motor Rotary Shut-Off Valve Assembly
                                                 Overhaul w/IPB
6J15-10-66-153   2-May-77    Chg 8, 15 Sep 94    Motor Actuated Slide Shutoff Valve Overhaul
                                                 w/IPB
6J15-10-66-163   15-Jan-79                       Motor Actuated Slide Shutoff Valve Overhaul
                                                 w/IPB
6J15-10-66-173   15-Dec-87                       Depot Overhaul Instruction w/IPB, Pressure
                                                 Actuated Shutoff Valve
6J15-10-76-23    15-Aug-90                       Motor Actuated Slide Shutoff Valve Overhaul
                                                 w/IPB
6J15-10-76-3     15-May-85                       Manually Operated Slide Shutoff Valve Assembly
                                                 Overhaul w/IPB
6J15-10-76-33    15-Jun-78                       Depot OH Instruction w/IPB, Motor Actuated
                                                 Shutoff Valve

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

September 23, 1998          SASA, INC.         T56 Contractor Work Specification
                                                                   Page 31 of 61

                   ISSUE          CHANGE
   TO NUMBER        DATE           DATE                              TITLE
--------------   ---------   ----------------   ----------------------------------------------
6J15-10-79-103   17-Jul-96                      Motor Operated Gate Valve Assembly Overhaul
                                                w/IPB
6J15-10-79-83    15-Jan-83                      Motor Operated Gate Valve Overhaul w/IPB
6J15-10-79-93    10-Ju1-87                      Motor Operated Gate Valve Overhaul w/IPB
6J15-12-13-3     11-Jun-90   Chg 1, 1 Jul 91    Fuel Flow Divider Valve Overhaul w/IPB
6J15-13-11-3     18-Apr-88   Chg 8, 30 May 97   Fuel Flow Proportioner Overhaul w/IPB
6J15-14-16-3     15-Oct-77   Chg 9, 15 Jul 93   Overhaul Instruction/IPB-Fuel P&D Valve
6J15-14-17-3     1-Aug-81    Chg 8, 15 Nov 92   Overhaul Instruction/IPB-Breather Press Valve
6J15-15-7-4      15-Jun-90   Chg 2, 15 May 92   IPB, Fuel Bypass Valve
6J15-18-4-3      15-Aug-75   Chg 7, 30 Dec 94   Fuel Tank Interconnect Valve Overhaul w/IPB
6J15-2-126-23    30-Dec-89                      Water Check And Drain Pressure Actuated Valve
                                                Overhaul w/IPB
6J15-2-160-3     1-Nov-90                       Auto Crossfeed Check Valve Overhaul w/IPB
6J15-3-103-3     22-May-87                      Dual Level Control Valve Assembly Overhaul
                                                w/IPB
6J15-3-116-3     8-Sep-97                       Overhaul Instruction W/IPB, Dual Level Control
                                                Valve
6J15-3-117-3     1-Jun-67    Chg 6, 15 Mar 93   Dual Level Control Shutoff Valves Overhaul
                                                w/IPB
6J15-3-118-3     19-Feb-93                      Two-Way Thermal Relief Fuel Shutoff Valve
                                                Overhaul w/IPB
6J15-3-121-3     22-May-87                      Dual Level Control Valve Overhaul w/IPB
6J15-3-123-3     13-Jun-69   Chg 5, 31 Mar 85   Dual Level Control Valve Overhaul w/IPB
6J15-3-131-3     15-May-87                      Level Sense Nonmodulating Valve Overhaul w/IPB
6J15-3-132-3     1-Jan-83    Chg 2, 30 May 95   Fuel Tank Pressurization, Vent Ctrl Overhaul
                                                w/IPB
6J15-3-138-3     1-Oct-90                       Refueling Valve Overhaul w/IPB
6J15-3-138-3     1-Oct-90                       Overhaul Instruction w/IPB, Refueling Valve
6J15-3-140-3     28-Feb-86   Chg 8, 31 Jan 97   Level Control Cartridge Valve Overhaul w/IPB
6J15-3-143-3     15-Sep-93                      External Stores Refuel Fuel Transfer Control
                                                Valve Overhaul w/IPB
6J15-3-145-3     31-Mar-85                      Aircraft Fuel Tank Poppet Valve Overhaul w/IPB
6J15-3-146-3     15-Dec-76   Chg 11, 1 Sep 89   Pilot Valve Overhaul w/IPB
6J15-3-147-3     1-Ju1-76    Chg 6, 1 Jul 91    Overhaul Instruction/IPB-Fuel Derichment Valve
6J15-3-151-3     1-Dec-85    Chg 1, 1 Sept 88   Overhaul Instruction w/IPB, Variable Geometry
                                                Transfer Valve
6J15-3-153-3     8-Aug-83    Chg 4, 12 Mar 96   Shuttle Valve Overhaul w/IPB

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

September 23, 1998          SASA, INC.         T56 Contractor Work Specification
                                                                   Page 32 of 61

                  ISSUE          CHANGE
  TO NUMBER        DATE           DATE                                        TITLE
-------------   ---------   ----------------   -----------------------------------------------------------------
6J15-3-156-3    15-Oct-84   Chg 2, 15 Oct 87   Fuel Level Control Shutoff Valve Overhaul w/IPB
6JI5-3-165-3    15-Jun-92   Chg 3, 28 Feb 97   Valve, Shut-Off2 Inch Butterfly Overhaul w/IPB
6J15-3-174-3    15-Jun-95                      Body, Mixing Valve Overhaul w/IPB
6J15-3-38-13    15-Sep-92   Chg 1, 15 Jan 97   Paralleling Valve Overhaul & IPB
6J15-3-44-63    l5-May-81   Chg 7, 15 Jan 96   Dual Flotation Precheck Opr Fuel Level Control Valves OH w/IPB
6J15-3-62-3     30-Jun-78                      Dual Pilot Solenoid Checkout Valve Overhaul w/IPB
6J15-3-87-3     l-May-86    Chg 3, 01 May 94   Temp Datum Valve Overhaul & IPB
6J15-3-87-4     l-May-86    Chg 1, 01 May 94   IPB Temp Datum Assembly
6J15-3-90-3     l-Nov-90                       Tank Mounted Fuel Shutoff Valves Overhaul w/IPB
6J15-4-28-3     15-Oct-86                      Drain Valve Assembly Overhaul & IPB
6J15-5-36-3     l-May-92                       Aircraft Fuel Tank Float Valve Overhaul w/IPB
6J15-5-38-3     l-Sep-95                       Aircraft Fuel Tank Non-Modulating Pilot Value Overhaul w/IPB
6J15-5-39-3     15-Nov-93                      Valve Level Control Pilot Overhaul w/IPB
6J15-6-3-3      l-May-87    Chg 3, 30 Nov 96   Solenoid Valve Assembly Overhaul & IPB
6J15-7-18-13    15-Jan-79                      Pressure Refueling Regulator And Check Valve Overhaul w/IPB
6J15-7-54-3     12-Jua-90   Chg 1, 6 Jan 95    Fuel And Air Solenoid Valve Overhaul w/IPB
6J15-8-103-13   31-Aug-84                      Float Valve Assembly Overhaul w/IPB
6J15-8-103-3    24-Apr-80                      Float Valve Assembly Overhaul w/IPB
6J15-8-105-3    l-Jan-69    Chg 13, 7 Oct 96   Wing Tank Vent Valves Overhaul w/IPB
6J15-8-120-3    15-Feb-89                      Valve Assembly, Pneu Actuated Regulator And Relief Overhaul w/IPB
6J15-8-122-3    30-Apr-85                      External Fuel Tank Safety Relief Valve Overhaul w/IPB
6J15-8-123-3    31-Aug-95                      Fuel Pressure Safety Relief Valve Overhaul w/IPB
6J15-9-30-3     29 Feb 75   Chg 1, 15 May 75   Fuel Selector Valve Overhaul Instruction w/IPB
6J22-3-3        15-Jul-91   Chg 2, 15 Jul 94   Fuel/Oil Heat Exchanger Overhaul w/IPB
6J24-7-3        l-May-92                       Heater Strainer Assembly, Engine Fuel Overhaul w/IPB
6J24-8-3        25-Oct-68   Chg 8, 30 Sep 85   Overhaul Instruction w/IPB-Fuel Heater
6J27-2-3        l-Oct-94    Chg 1, 1 Oct 95    Overhaul Instruction-CIVV Control
6J27-2-4        15-Aug-94                      IPB-CIVV Control
6J27-3-3        1-Sep-94                       Overhaul Instruction/IPB-CIVV/RCVV Actuator

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

September 23, 1998          SASA, INC.         T56 Contractor Work Specification
                                                                   Page 33 of 61

                ISSUE           CHANGE
 TO NUMBER       DATE            DATE                                       TITLE
-----------   ---------   -----------------   ------------------------------------------------------------------
6J27-4-3      l-Sep-94    Chg 1, 15 Feb 97    Overhaul Instruction/IPB-Comp Bleed Actuator
6J27-6-3      15-Nov-92   Chg 4, 15 Feb 97    Overhaul Instruction, Compressor Actuating Cylinder
6J27-7-3      15-Nov-92   Chg 6, 15 Feb 97    Overhaul Instruction - CIVVC and C
6J27-7-4      l-Jun-92    Chg 3, 15 Feb 97    IPB - CIVVC and C
6J27-8-3      15-Nov-93   Chg 4, 15 Feb 97    Overhaul Instruction - Rear Compressor Variable Vane Actuating Cyl
6J28-2-3      15-Jun-86   Chg 10, 15 Dec 95   Overhaul Instruction with IPB-Aug Fuel Manifold
6J28-5-3      l-Ang-92    Chg 4, 15 Jan 97    Overhaul Instruction w/IPB-Augmentor Spray Manifold
6J28-5-3      l-Aug-93    Chg 4, 15 Jan 97    Overhaul Instruction w/IPB, Augmentor Spray Manifold
6J4-13-3      18-Sep-70   Chg 2, 30 Nov 83    Interconnect Assembly Fuel Air Line, Wing Pivot
6J4-16-3      15-Oct-75   Chg 9, 15 Nov 94    Pylon Fuel Disconnect Assembly
6J4-18-3      30-Sep-76   Chg 6, 15 Jul 82    Wing External Pressure Disconnect Assembly
6J5-56-3      30-May-95                       Fuel Heater And Strainer Assembly
6J5-71-3      15-Apr-77                       Fuel Filter Overhaul w/IPB
6J5-74-3      21-Sep-71   Chg 1, 2 May 77     Fuel Filter OH Overhaul w/IPB
6J5-79-3      7-Sep-82    Chg, l Jul 95       Fuel line Quick Disconnect Strainer Assembly
6J7-7-3       l-Dec-71    Chg 7, 31 Jan 97    Speed Sensitive Valve Overhaul & IPB
6J8-31-3      l-Jul-94                        Overhaul Instruction/IPB-Fuel Nozzle
6J8-34-3      15-Oct-91                       Fuel Nozzle Cluster "B" Model Overhaul, & IPB
6R9-10-25-3   15-Mar-72   Chg 3, 31 Aug 84    Motor OPR Gate Valve Overhaul w/IPB
6R9-8-17-3    1-Aug-89                        Fuel Vent Valves Overhaul w/IPB
6R9-9-44-3    3l-Jan-89                       Actuator, Motor Operated, Fuel Valve Overhaul Instruction w/IPB
7J2-27-3      1-Mar-94    Chg 1, 1 Apr 96     Overhaul Instruction/IPB-Lube Oil Filter
7J4-2-41-3    1-Mar-79                        Hand Pump, OH Instruction w/IPB
7J4-2-50-3    15-Jun-76   Chg l3, 15 Nov 91   Overhaul Instruction with IPB-Scavenge Pump
7J4-2-51-3    15-Jul-76   Chg 21, 15 Dec 96   Overhaul Instruction with IPB-Main Oil Pump
7J6-5-10-3    1-Nov-86                        Motor Actuated Slide Shutoff Valve Overhaul Instruction w/IPB
7J6-5-6-3     1-Nov-86                        Motor Actuated Gate Shutoff Valve Overhaul Instruction w/IPB
7J6-5-9-23    15-Feb-94                       Motor Operated Gate Shutoff Valve Overhaul Instruction w/IPB

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

September 23, 1998          SASA, INC.         T56 Contractor Work Specification
                                                                   Page 34 of 61

                  ISSUE          CHANGE
  TO NUMBER        DATE           DATE                                          TITLE
-------------   ---------   -----------------   ---------------------------------------------------------------------
8A1-14-28-3     l-Sep-68    Chg 10, 1 Jun 91    Manually Override Actuator Assembly Overhaul Instruction w/IPB
8D1-14-113-3    15-Oct-77                       Vapor Proof Actuator Assembly Overhaul Instruction w/IPB
8D1-14-128-13   18-May-67   Chg 4, 15 Dec 87    Position Indicator Actuator Assembly Overhaul Instruction w/IPB
8D1-14-162-3    16-May-67   Chg 2, 31 Jan 86    Vapor Proof Actuator Assembly Overhaul Instruction w/IPB
8D1-14-163-3    l-Jan-88                        Overhaul Instruction w/IPB, Actuator Assembly
8D1-14-164-3    30-DeC-94                       Electric Actuator Assembly Overhaul Instruction w/IPB
8D1-14-166-3    l-Sep-68    Chg 8, 30 Sep 93    Manual Override Actuator Assembly Overhaul Instruction w/IPB
8D1-14-52-343   15-Jun-81   Chg 3, 15 May 91    Overhaul Instruction, Actuator Assembly
8D1-14-77-133   15-Mar-89                       Overhaul Instruction w/IPB, Actuator Assembly
8D1-14-77-203   31-Dec-94                       Overhaul Instruction w/IPB, Series Motor Actuator Assembly
8D1-14-77-23    30-May-95                       Vapor Proof Series Motor Actuator Assembly Overhaul Instruction w/IPB
8D13-3-5-3      15-May-71   Chg 9, 30 Sep 93    Starter Generator Overhaul Instruction w/IPB
8D1-61-19-3     l-Nov-72    Chg 1, 15 Mar 83    Electro Mechanical Actuator Overhaul Instruction w/IPB
8D1-61-2-3      15-Oct-83   Chg 3, 15 Oct 93    Rotary Actuator Assembly Overhaul & IPB
8D1-61-27-3     31-May-93                       Actuator-Electric Motor Driven Overhaul Instruction w/IPB
8D6-6-10-34     15-May-69   Chg 2, 1 Mar 73     Starter Generator Overhaul Instruction w/IPB
8E1-11-1-103    15-Jun-94                       Overhaul Instruction/IPB-Ignition Generator
8E1-11-3-3      15-Feb-90   Chg l, 15 Jul 93    Overhaul Instruction w/IPB, Stator and Rotor Assembly
8E1-2-22-53     l-Mar-80    Chg 2, 30 Dec 90    Ignition Units Overhaul
8E1-2-22-54     l-Mar-80                        Ignition Units IPB
8E1-6-1-103     15-Jul-76   Chg 20, 15 Jan 96   Overhaul Instruction/IPB-Electrical Cables
8E1-6-1-103     15-Jul-76   Chg 20, 15 Jan 96   Overhaul Instruction w/IPB, Special Purpose Cables
8E1-6-1-113     l-Jul-92    Chg 3, 15 Mar 94    Overhaul Instruction w/IPB, Special Purpose Cables
8E1-7-1-133     1-Feb-90    Chg 2, 15 Dec 95    Overhaul Instruction w/IPB, High Tension Ignition Lead
8E1-8-25-3      15-Feb-82   Chg 7, 15 Aug 93    Overhaul Instruction-Ignition Exciter
8E1-8-25-4      15-Feb-82   Chg 4, 15 Aug 93    IPB-Ignition Exciter

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
                  ISSUE           CHANGE
  TO NUMBER        DATE            DATE                                TITLE
-------------   ---------   -----------------   ---------------------------------------------------
9H3-4-3-2       15-Mar-93   Chg 2, 30 Sep 94    Wing Pivot Fuel Transfer and Vent Line
                                                Assembly Overhaul w/IPB
9H8-30-121-3    30-Sep-76   Chg 8, 1 Jun 92     Press OPR Ram Air Control Valve Overhaul w/IPB
9H8-30-179-13   15-Nov-95                       Overhaul Instruction w/IPB, Control Value
9H8-30-180-3    l-May-95                        Air Turbine Starter Control Valve Overhaul w/IPB
9H8-3-97-3      30-Apr-92   Chg 1, 1 Nov 93     Air Pressure Regulating Value Overhaul
9H8-4-220-3     15-Feb-92   Chg 1, 1 Jul 92     Sol Actuated Value Overhaul w/IPB
9H8-4-222-3     30-Jun-95                       Valve-Solenoid actuated (Pilot) sleeve regulator
                                                and shutoff Overhaul w/IPB
9P10-4-25-3     l-Sep-75    Chg 7, 14 Apr 95    Ext Fuel TK Press Regulator Overhaul w/IPB
9P10-4-9-3      15-Jul-92                       Two-In Diameter Shutoff Diff Press Regulator
                                                Overhaul w/IPB
9P5-14-23-3     l-May-93                        1 1/2" Diameter Modulating Elec Air Shutoff Value
                                                Overhaul w/IPB
9P5-14-29-3     15-Jun-92   Chg 1, 15 May 96    Overhaul Instruction w/IPB-Shut Off Value
9P5-18-7-3      l-Nov-95    Chg 1, 1 Feb 97     Starter Control Value Overhaul w/IPB
9P5-3-103-3     15-Jul-91                       Starter Pressure Regulating Valve Overhaul w/IPB
9P5-3-104-3     l5-Jul-92   Chg 1, 15 Feb 97    4" Diameter Diff & Shutoff Press Regulator Overhaul
9P5-3-104-4     15-Oct-94   Chg 2, 15 Feb 97    4" Diameter Diff & Shutoff Press Regulator IPB
9P5-3-17-3      15-Jan-92   Chg 1, 15 Jun 96    Press Regulator & Shutoff Valve Overhaul
9P5-3-17-4      l-May-66    Chg 3, 15 Apr 91    Press Regulator & Shutoff Valve IPB
9P5-3-74-23     1-Jan-84                        Oil Reservoir Air Press Regulator Overhaul w/IPB
9P5-3-98-3      31-Jan-92   Chg 1, 1 May 96     Pressure Regulator Valve Overhaul w/IPB
9P5-5-108-3     15-Jul-91   Chg 1, 1 May 96     Pressure Differential Shutoff Valve Overhaul w/IPB
9P5-5-116-3     l-Nov-76    Chg 12, 30 Dec 94   Air Shutoff Solenoid Valve Overhaul w/IPB
9P5-5-80-3      31-May-93                       Shutoff Differential Press Regulator Overhaul w/IPB
9P5-5-98-3      30-Jun-92   Chg 2, 1 Feb 97     3" Pneumatic Solenoid Shutoff Valve Overhaul w/IPB

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SECTION II - RECEIPT AND INDUCTION AT FACILITY

3.1 HANDLING

3.1.1 SASA shall be responsible for the receipt, storage, and induction of all reparable T56 PBA end items.

3.1.2 SASA shall handle all end items received at the overhaul site in accordance with the applicable technical data, and shall maintain constant care over these items while in their possession. SASA shall protect all parts from damage as they are processed through the shop. SASA shall assure that all shipping container attachments and accessories remain with the shipping container while in storage or when in process of being repaired. Serviceable containers in storage shall be maintained in a manner to prevent damage or deterioration in accordance with TO 2J-1-18.

3.1.3 The applicable engine/component historical records received with the reparable engine/module/exchangeable shall be reviewed for agreement of identification, serial number, completeness of forms, reasons for removal, so that corrective actions can be programmed. The forms shall be protected from damage or loss.

3.1.4 Electrostatic Discharge (ESD) Control: All electrical and electronic items containing components in Federal Stock Classes 5905, 5955, 5961, 5962, 5963, and 7042 are classified ESDs. (Reference MIL-HDBK-773, Electrostatic Discharge Protective Packaging, paragraph 5.1.) These items shall be handled, replaced, and packaged in accordance with MIL-STD-1686, ESD program for Protection of Electrical and Electronic Parts, Assemblies and Equipment (excluding Electrically Initiated Explosive Devices), and MIL-HDBK-263, ESD Control Handbook for Protection of Electrical or Electronic Parts, Assemblies and Equipment (excluding Electrically Initiated Explosive Devices). See Table 1 of MIL-STD-1686 for ESD maintenance and repair requirements.

3.1.5 Engines mounted in trucks, stands or dollies shall be protected from the elements and foreign matter by a cover or shroud in accordance with TO 2J-1-18. The cover or shroud shall be designed and/or installed in such a manner that it shall also serve as a leakage receptacle which shall trap any residual fluid leakage from the engine.

3.1.6 All bearings, shims, spacers, bolts, studs, bearing journals, mating surfaces, gears, and shafts removed or exposed in disassembly shall be adequately protected from corrosion and damage.

3.2 PRESERVATION

3.2.1 SASA shall inspect all end items received no later than the third workday after the day of receipt to determine the adequacy of preservation. End items with inadequate preservation shall be inducted or represerved in accordance with the applicable technical data within ten (10) working days after inspection.

3.3 INVENTORY

3.3.1 SASA shall inventory end items for completeness before induction. Missing accessories/components shall form the basis of an equitable adjustment to the price for that end item.

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SECTION III - WORK REQUIREMENTS

4.1 GENERAL

4.1.1 SASA shall maintain and enhance readiness of the T56/501PBA workload through the accomplishment of overhaul, repair, and modification of the end items listed in Exhibits B-E. SASA shall improve the current War Readiness Engine (WRE) levels and actual Engine Not Mission Capable Supply (ENMCS) rates by meeting the proposed flow times and Best Estimated Quantities (BEQs).

4.1.2 SASA shall incorporate Agile Logistics tenets into every aspect of the T56/501 PBA workload.

4.2 MANAGEMENT

4.2.1 SASA shall establish and implement all necessary controls, practices, and procedures required to accomplish the overhaul, repair, or modification of the T56 and 501 PBA workload. SASA shall establish and maintain a T56 PBA Management Office whose responsiblilty is to manage all aspects of the T56 PBA workload. SASA shall designate a single management focal point for all required program activities. The name of this person and an alternate who shall act for SASA when the manager is absent shall be designated in writing to the LMKAC General Manager within 10 days after contract award.

4.2.2 SASA shall plan for and execute a smooth, integrated transition of the overhaul, repair, and modifications of the PBA end items (as defined by Exhibits B-E) to be completed by 8 August 1999. The personnel portion of this transition shall be complete by March 1999. The transition period is complete when the exit criteria and demonstrations established by TRD paragraphs 2.3 and 2.4 are satisfied. In conjuction with the overall management effort, the following transition unique requirements shall be accomplished. Other aspects of transition are addressed in their respective subject areas.

4.2.3 SASA shall establish a transition management team responsible for the coordination and accomplishment of transitioning the T56/501 PBA workload. The team composition shall include functional experts from personnel, material management, transportation and production management. This team shall begin operations at Kelly AFB within 10 days of contract award.

4.2.4 SASA shall demonstrate the ability to perform the T56/501 processes listed in Attachment 2 of the TRD. Each demonstration shall be substantiated consistent with the level/categories indicated in Attachment 2 of the TRD.

4.2.5 SASA shall provide sufficient labor to complete all T56/501 PBA end items previously inducted by the government that need further processing to be made serviceable. Material required to complete WIP shall be supplied by the Government.

4.2.6 SASA in conjuction with LMKAC shall accomplish a joint physical inventory of all WIP within 120 days of contract award.

4.2.7 SASA shall maintain Surge Capabilities (flexibility) in all operations to ensure the ability to respond to crisis, national emergency and significant fluctuations in demand. SASA shall plan for interim actions to achieve a 30% production increase above the established BEQ within the lead times specified for the items listed in Attachment 4 of the RFP. SASA shall plan sustaining actions to stabilize production at

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the increased rate. These actions include multi-shifts, overtime, contractor support, realignment of personnel, streamlined contracting procedures, accelerated delivery of spares and subcontracted repairs, etc. The Execution and Prioritization of Repair Support System (EXPRESS) and Automated Induction System
(AIS) will help SASA to make these critical management decisions in a constrained depot environment. SASA shall plan to substantiate timely access to resources sufficient to achieve and sustain this production increase. Surge rates above 30% for the items listed in Attachment 4 of the RFP, and for items not listed in Attachment 4 of the RFP shall be handled as Over and Above.

4.2.8 SASA shall provide required backshop support necessary to accomplish the T56/501PBA workload. Procedures and processes shall comply with the applicable technical data for that workload. This shall include but is not limited to welding, heat treat, plating, NDI, various coatings, machining, shot peening, etc.

4.2.9 SASA shall develop and maintain a formal Risk Management Program based on the principles found in AFMC Pamphlet 63-101, Acquisition Risk Management Guide, and "Risk Management Concepts and Guidance," Defense Systems Management College.

4.3 COMMON USAF/USNAVY WORK INSTRUCTIONS

4.3.1 SASA shall be responsible for the accomplishment of all tasks necessary for the overhaul, repair, and modification of T56/501 PBA end items (as defined by Exhibits B-E) in accordance with the applicable technical data in Section 2 of this work specification. SASA shall be responsible for the accomplishment of all proprietary repair processes/tasks listed in Attachment 5 of the TRD. SASA shall deliver repaired ELIN item units within flow days after receipt of a funded order, reparable items, and a delivery order modification which sets forth the specific ELIN quantity required. The Government shall provide an annual best estimated quantity and a quarterly projected delivery schedule to convey its forecast of funded delivery order modifications to LMKAC. The Government shall maintain the projected delivery order modification schedule current up to the delivery order modification date. A delivery order modification for an ELIN item unit shall be provided to LMKAC by the contracting officer or designee. LMKAC will directly forward the forecast and delivery order modifications to SASA as guidance for SASA to allocate resources.

4.3.2 SASA shall determine the depth and scope of work required from a workscope screening, which shall provide the maintenance items, Time Compliance
Technical Orders (TCTOs), items requiring specialized inspection/replacement because of hard time/on-condition limits, and the maintenance tasks to be performed. Consideration shall be given to both deficiency repair and preventive maintenance to optimize end item life. At a minimum, the workscope planning team shall consist of representatives from Production Management, Engineering, Planning, and Quality.

4.3.3 The workscope team shall screen each engine/module against the appropriate engine maintenance data system (CEMS/CAMS/AEMS), accompanying historical record, the reason for removal, and a complete external visual inspection as applicable. The status of Time and Cycle-Limited parts shall be evaluated. All engines/modules shall be inspected to the extent necessary to determine the amount of work to be performed to return the end item to serviceable status.

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4.3.4 Disassembly

     4.3.4.1 End items received at LMKAC that have been damaged through internal failure, accident, or other causes may require other than routine procedure for disassembly. Since it is impractical to issue instructions to cover all variables encountered in such situations, SASA shall employ any method, tooling, or equipment that shall not damage either serviceable or reparable material. Disassembly procedures other than routine shall be handled as Over and Above.

     4.3.4.2 Fluids, oil, and lubricants removed from end items being disassembled will be discarded in a manner compatible with existing environmental regulations.

4.3.5 Cleaning & Corrosion Control

     4.3.5.1 Parts removed during disassembly shall be cleaned prior to inspection in accordance with TO 2J-1-13. Cleaning prior to disassembly is not required.

     4.3.5.2 SASA will ensure that cleaning and preserving materials meet the requirements specified in the applicable T.O.s and specifications and that such materials are properly used during application. SASA will use alternative cleaning materials, considering the environment and health of the work force, to those specified in applicable technical directives subject to evaluation and approval by Engineering.

     4.3.5.3 SASA shall be responsible for maintaining corrosion control of Engines, Power Sections, Reduction Gears, Modules, Accessories and their components, in accordance with applicable USAF/USNAVY Corrosion Control Technical Orders, from receipt through the overhaul or repair process to shipping.

4.3.6 Inspection

     4.3.6.1 SASA shall inspect all T56/501 PBA end items (as defined by Exhibits B-E) in accordance with the applicable technical data. End items and components shall not be repaired if determined to be beyond economical repair or overhaul. The 75% cost criteria in accordance with TO 00-20-3 shall be used to determine economical repair unless modified by the ACO. Reparable end items and components that exceed the serviceable limits of the applicable technical data shall be sent to the appropriate shop for repair/overhaul. These end items and components that exceed the reparable limits of the applicable technical data shall be sent to the Material Review Board (MRB) for disposition. Non-repairable components that exceed serviceable limits shall be routed to the MRB for disposition (common hardware, brackets, fasteners, etc. and 100% replacement items; e.g. seals, packings, O-rings, etc. are exempt).

     4.3.6.2 Nondestructive Inspection (NDI) methods will be accomplished in accordance with the applicable general Tech Orders, TO 33B-1-1 and NAVAIR 01-1A-16. Procedures in the general Tech Orders will not supersede those of the specific Overhaul Manual unless so stipulated. Personnel making the inspection shall be qualified in accordance with NAS 410.

     4.3.6.3 Reuse & Replacement When an item can be economically repaired and subsequently reused, job-routed repair shall be accomplished. When job-routed repair will not support the required flow days for the item, non job-routed repair shall be accomplished and the item will be replaced.

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     4.3.6.4 SASA shall establish and maintain a Material Review Board (MRB) for the disposition of all T56/501 PBA end items and their components that exceed the applicable TO limits. The MRB shall consist of the Government's Cognizant Engineering Authority (CEA) as the Administrative Contracting Officer's (ACO) representative and the appropriate maintenance production inspector in accordance with TO 00-20-3 Paragraph 4-1. Approval of the Government CEA is required for all disposition actions. Accordingly, the Government CEA shall be collocated at each major work site and readily available on a daily basis.
OC-ALC shall establish and maintain a holding area for material awaiting disposition. On-Site review of items may be conducted in the shop areas at the discretion of the MRB. Parts disposition shall include the following:

     4.3.6.4.1 Use As-Is: The Government CEA may waive applicable TO limits to reclassify the part as serviceable (including select fit conditions).

     4.3.6.4.2 New Repair: Restoration of T56/501 PBA end items to a serviceable condition through repair/overhaul procedures or processes that are beyond those in applicable TOs or drawings shall be accomplished in accordance with AFMCI 21-301 and AFMCM 21-1. These restoration efforts shall be accomplished as Over and Above. (DI-TCSP-80235A/T)

     4.3.6.4.3 Condemn: End items that exceed the applicable TO limits that cannot be used as is and new repair is not feasible shall be condemned based upon a joint SASA and Government CEA review. All condemned parts shall be permanently marked as such and pertinent documents shall indicate condemned status. Condemned material shall be scrapped. Items condemned as a result of NDI shall be mutilated or otherwise made incapable for further use. All documents pertinent to such defective parts shall indicate condemned status and that the required mutilation has been accomplished.

4.3.7 Scrap Procedures

SASA shall dispose of scrap material in accordance with DoD 4160.21-M-l AFPD 23-5 Reusing and Disposing of Material and AFM 23-110v2, part 2, chapter 15 Organization Transfer to Defense Reutilization Marketing Office (DRMO). All reparable components shall be salvaged. Scrap material containing critical alloys and precious metals shall be handled in accordance with TO 00-25-113, the applicable engine/end item TO, and FAR 45.6. Transportation of scrap material to the DRMO shall be the responsibility of the SASA.

     4.3.7.1 SASA shall comply with instructions for the identification, conservation, segregation and/or reclamation of components containing critical alloys or precious metals in accordance with DoD 4160.21-M, Chapter XVII, Precious Metals Recovery Program and DoD 4160.229 (D), Recovery and Utilization of Precious Metals.

4.3.8 Accessories

The depth and scope of work shall be in accordance with the applicable technical data. For those items which the TO allows On Condition Maintenance (OCM) / Maintenance Accessory Test and Repair On Condition (MATROC) the workscope team shall determine the depth of repair based on factors such as the operating time since last overhaul, reason for removal, and a complete external visual inspection as applicable. Accessories on which any one of the following conditions exist shall be overhauled:

               (a)  Accessories received with an engine involved in an accident.

               (b)  Evidence of internal failure.

               (c)  Evidence of contamination or internal corrosion.

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               (d)  Evidence of unauthorized disassembly or tampering, wherein equipment condition cannot be determined without extensive/complete disassembly of the accessory.

4.3.9 Assembly

SASA shall assemble all T56/501 PBA engines, modules, accessories, and their component parts in accordance with the applicable technical data. All installed parts shall be capable of meeting the designed fuctional capabilities as specified in the applicable maintenance manuals prior to installation. This includes all engine, accessory, and Quick Engine Change (QEC) kit components. SASA shall determine the serviceable status of all parts before installation. Parts shall not be installed until serviceable condition is confirmed.

     4.3.9.1 Configuration Compliance/Parts Management Program

     SASA shall establish and maintain a Parts Management Program using MIL-HDBK-965 for guidance. The current configuration of end items as defined by the applicable TO Illustrated Parts Breakdown shall serve as the Program Parts Selection List (PPSL) for required parts. SASA shall comply with the configuration for T56/501 PBA end items, component parts and support equipment provided as Government Furnished Equipment (GFE). Actions which may impact the form, fit or function of PBA [ILLEGIBLE] items, component parts and GFE, as defined by the part number, shall be submitted to the Government Cognizant Engineering Authority (CEA) for approval. Configuration changes that do not affect form, fit or function, as determined by the Government, may be implemented by SASA with no additional approval required.

          a. SASA shall use the USAF Interchangeability and Sandardization (I&S) Grouping Stock List to determine usability of items.

          b. SASA shall modify parts received from serviceable supply that are not in a serviceable configuration in accordance with the applicable TCTOs/PPCs as Over and Above.

4.3.10 Special Processing Instructions US Navy / USAF

     Power Sections, Reduction Gearboxes, Torquemeters, and Accessories subjected to the following conditions require special processing: Crash, Fire, Fire fighting Chemicals, Water Immersion, Dropping, Oil Contamination, Overspeed, and Contamination. Other than routine processing in accordance with the technical directives listed in Section I shall be handled as Over and Above.

     4.3.10.1 Crash Power Sections, Reaction Gearboxes, and Torquemeters:

     SASA shall process crash damaged components in accordance with Accident Investigation Board instructions. Crash components shall not be mixed with other engine components during the investigation. No cash engine components may be used in other engines unless specifically released by US Navy or USAF Engineering authority. Crash components released for production shall generally receive full processing, regardless of component's time or condition.

     4.3.10.2 Power Sections Involved in Fire:

     For Power Sections involved in fire, SASA shall:

          a. Disassemble to remove all components damaged by heat, oxidation, or chemicals.

          b. Discard and scrap all components obviously unreparable due to fire and heat damage.

          c.   Clean all components exposed to fire that were not discarded.

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          d.   inspect components in accordance with the respective Technical
               Orders and additional US Navy or USAF Engineering Instructions.

     4.3.10.3 Power Sections Subjected to Fire Fighting Chemicals:

     For Power Sections subjected to fire fighting chemicals, SASA shall:

               a. Drain and replace oil for dry and wet motoring. SASA shall take an oil sample for analysis after the second motoring. Motor engine for 30 seconds to blow as much of the chemical out as possible (Engine motoring and Wash cycle shall not exceed 60 seconds time period or damage to starter may occur.)

               b. Water wash compressor in accordance with procedures outlined by Intermediate Maintenance Instructions.

               c. Disassemble Power Section as necessary to inspect for corrosion on all components exposed to chemicals.

               d. Inspect and process all components with indication of corrosion in accordance with the Depot Maintenance Manual.

               e. Clean Power Sections subjected to PKP fire fighting chemicals in accordance with US Navy or USAF Engineering Instructions and NA 01-1A-509 and NA 15-01-500 as required.

     4.3.10.4 Components and Accessories Subjected to Water Immersion

     For components and accessories subjected to water immersion, SASA shall:

               a. Disassemble immediately, clean, and preserve all components.

               b. Examine all components exposed to water.

               c Process all components in accordance with the applicable Technical Orders.

     4.3.10.5 Dropped Power Sections, Reduction Gearboxes, or Torquemeters

               a. Power Section

               For Power Sections that have been dropped, SASA shall examine the Power Section for pre-induction run capability. If the Power Section is capable, SASA shall motor the Power Section using starter and monitor for excessive vibration and noise. If noise and vibrations are normal, SASA shall perform full depot level acceptance run and monitor for excessive vibration. If vibration is below Technical order Limits for vibration and no other discrepancies are noted, SASA shall preserve and issue Power Section as RFI. If vibration is above allowable limits, SASA shall disassemble and inspect bearing and rotating components of Power Section. If damaged, SASA shall inspect all structural members using depot level Nondestructive Inspection
          (NDI) and measurement techniques. SASA shall repair Power Section as required, perform test run, and return Power Section to service in accordance with applicable Technical Orders.

               b. Reduction Gearbox or Torquemeter

               SASA shall remove the end item the container and visually inspect by personnel from Quality Assurance, E&E, and Engineering. SASA shall determine processing requirement based on this inspection.

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

     4.3.10.6 Power Sections/Gearboxes Suspected of Oil Contamination

          SASA shall disassemble all oil wetted components, flush or clean all passage nozzles, pumps, and tubes to insure all contaminates are removed. SASA shall inspect oil wetted components; bearings shall be cleaned and inspected iaw the applicable TO. SASA shall flow/size/test pumps, jets, nozzles as required in the TOs. SASA shall then process all components in accordance with the respective Technical Orders. During test cell operation after repair, SASA shall impose oil analysis penalty run to insure contaminates are removed.

     4.3.10.7 Power Section Overspeed

          SASA shall:

               a. Process power sections experiencing overspeeds less than 120% in the normal manner.

               b. Disassemble Power Sections experiencing overspeeds greater than 120% sufficiently to remove the compressor and turbine rotor assemblies. SASA shall then quarantine all compressor and turbine wheels, blades and spacers.

4.3.11 Test

     SASA shall prepare and test T56/501 PBA end items in accordance with the applicable technical data, and the instructions contained in this work specification.

4.4 Specific Work Instructions USAF T56-A7B/A15

4.4.1 All Engines, Power sections, Modules, Reduction Gearboxes and Accessories shall be inspected in accordance with 2J-T56-53, 2J-T56-44, 2J-T56-24 and respective accessory manuals to the extent necessary to determine the amount of work to be performed to return them to serviceable status based on the OCM/MATROC concept. Each Power Section, Reduction Gear and Module shall be screened for OCM candidate with the criteria established in T.0.2J-1-27.

4.4.2 Life Limited Items

     SASA shall remove from service those T56-A-7B and T56-A-15 components identified below with less than 6,000 hours life remaining.

T56-A7B Engine Turbine Component Life Limits

  Component       P/N     Life Limit (Hrs)
-------------   -------   ----------------
Stage 1 Wheel   6892371        17,300
                6859201
1-2 Spacer      6887614        22,500
Stage 2 Wheel   6842872        22,500
2-3 Spacer      6859202        10,000
Stage 3 Wheel   6855083        22,500
3-4 Spacer      6791633        22,500
Stage 4 Wheel   6855084        22,500

T56-A15 Engine Turbine Component Life Limits:

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

  Component        P/N     Life Limit (Hrs)
-------------   --------   ----------------
Stage 1 Wheel    6875431        22,500
1-2 Spacer       6844632        22,500
                23033463
Stage 2 Wheel    6845592        22,500
2-3 Spacer       6842683        22,500
                23033464
Stage 3 Wheel    6845593        22,500
3-4 Spacer       6844794        22,500
Stage 4 Wheel    6870434        22,500

4.4.3 Special Plating/Coating Requirements T56-A7B/15

SASA shall strip and replate compressor wheels and vanes that incorporate nickel cadmium plating (see table below), either new parts from stock or installed in modules/power sections. SASA shall replate the first stage wheel (carburized) with electroless nickel per TO 2J-T56-53 WP 012 00. SASA shall coat all remaining wheels and vanes with ivadized aluminum in accordance with AMS 2427 and McDonnel Douglas Process Specification (PS) 13143. After coating, SASA shall re-identify wheels and vanes in accordance with the applicable Allison drawing. After assembly of compressor module, SASA shall reidentify module by adding the suffix "I" to existing part number. SASA shall annotate Comprehensive Engine Management System (CEMS) records with re-identified part number. (DI-MGMT-81324)

 Vane Assemblies    Compressor Wheels Stage-
Stage-Part Number          Part Number
-----------------   ------------------------
   1- 23064891
   2- 23064892              2- 23055552
   3- 23064893              3- 23055553
   4- 23064894              4- 23055554
   5- 23064895              5- 23055555
   6- 23064896              6- 23055556
   7- 23064897              7- 23055557
   8- 23064898              8- 23055558
   9- 23064899              9- 23055559
   10- 23064880            10- 23055560
   11- 23064881            11- 23055561
   12- 23064882            12- 23055562
   13- 23064883            13- 23055563
   14- 23064884

4.4.4 Component Useability T56-A7B/15

T56-A15 compressor modules and reduction gearboxes may contain components not listed in TO 2J-T56-44. These components shall be reused if serviceable or reparable, provided they are listed in TO 2J-T56-24 and are traceable on a "use until exhausted" basis to the current authorized component listed in TO 2J-T56-44, by following the superseded parts trail from TO 2J-T56-24 to TO 2J-T56-44. The component shall not be reused if it is not listed in TO 2J-T56-24 or the parts trail to TO 2J-T56-44 indicates this part has been otherwise superseded or replaced.

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

4.4.5 Engine Performance Log Sheet T56-A7B/15

SASA shall complete an Engine Performance Log Sheet in accordance with TO 2J-T56-53. A duplicate and one copy will be placed with the engine historical records prior to return of the engine to supply. (DI-MGMT-80628/T) (DI-NDTI-80809B/T)

4.4.6 Maintenance Data Collection T56-A7B/15

SASA shall update and maintain the historical records for all T56-A-7B/15 engines and modules received for repair/overhaul in accordance with the following TOs: TO 00-20-2, TO 00-20-5, TO 00-20-5-1-1, TO 00-20-5-1-9 and TO
00-25-254-1 (&-2). (DI-MGMT-81324, DI-MGMT-81325, DI-MGMT-81327,
DI-NDTI-80809B/T)

4.4.7 Engine Operating Time T56-A7B/15

Engines and modules that are repaired (versus overhauled) shall not have their operating time returned to zero on the AFTO Form 95/E407 parts I & II.

4.5 Specific Work Instructions US Navy T56-A14/A16/425

4.5.1 SASA shall perform reviews of logbooks for non-RFI Power Sections, Reduction Gearboxes, Torquemeters, and components backlogged for depot induction to determine the level of depot processing required. SASA shall maintain a log of this information, which shall be updated at least every two weeks.

4.5.2 SASA shall screen all MSRs, ASRs, and SRCs for inducted modules and accessories to determine power plant changes and modifications necessary for incorporation during rework to provide the latest configuration engine/controls and accessories/assemblies possible upon completion. SASA shall prepare and submit a technical directive listing for those items inducted and using the logbook and/or appropriate records, shall verify and update the Technical Directive Status Accounting (TDSA) data base as necessary. (DI-MNTY-81067/T, DI-MGMT-80596, DI-ILSS-80223/T)

     4.5.2.1 Deficient records

          SASA shall not depot process Major Basic Power Section, Reduction Gearbox, and Torquemeters components and accessories with missing, incomplete, or illegible records. SASA shall make every effort to restore records in accordance with OPNAVINST 4790.2 to avoid unnecessary and costly processing. The procedures for restoring records consist of the following.

               a. Attempt to locate records by contacting Naval Aviation Maintenance Office (NAMO) Code 350, (301) 757-8883, or 4454 or www.naldd.com, previous custodian, FST, and supply activities.

               b. Search various in-house documents and reports to reconstruct missing or illegible records.

               c. When required, SASA shall task the NAMO (Code 3.6.2.3) (SRC Repository), for a duplicate copy of lost records IAW OPNAVINST 4790.2. Include in the correspondence the accessory's or component's part number, stock number, nomenclature, and serial number along with the Power Section, Reduction Gearbox, and Torquemeter type/model.

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

               d. After all efforts to restore records have been exhausted, a new record may be created by following specific FST Engineering Instructions. (DI-MNTY-81067/T)

4.5.3 Life Limited Items T56-A-14/16/425

     SASA shall remove from service those T56-A-14/16/425 components identified below with less than 6,000 hours life remaining.

              T56-A-14/16/425 Engine Turbine Component life Limits

  Component        P/N     Life Limit (HRS)
-------------   --------   ----------------
Stage 1 Wheel    6875431        35,000
                 6846932         7,500
1-2 Spacer       6844632        35,000
                23033463
Stage 2 Wheel    6845592        35,000
2-3 Spacer       6842683        35,000
                23033464
Stage 3 Wheel    6845593        35,000
3-4 Spacer       6844794        35,000
Stage 4 Wheel    6870434        35,000

4.5.4 Special Plating/Coating Requirements

     SASA shall be strip and replate compressor wheels and vanes that incorporate nickel cadmium plating (see table below), either new parts from stock or installed in modules/power sections. SASA shall replate the first stage wheel (carburized) with electroless nickel per NA-02B-5DD-6-2, paragraph 6-183, NA-02B-5DE-6-2, paragraph 6-l78A, and NA-02B-5DF-6-2, paragraph WP 08700. SASA shall coat all remaining wheels and vanes with ivadized aluminum in accordance with AMS 2427 and McDonnel Douglas Process Specification (PS) 13143. After coating, SASA shall re-identify wheels and vanes in accordance with the applicable Allison drawing.

 Vane Assemblies    Compressor Wheels Stage-
Stage-Part Number          Part Number
-----------------   ------------------------
1- 23064891
2- 23064892                2- 23055552
3- 23064893                3- 23055553
4- 23064894                4- 23055554
5- 23064895                5- 23055555
6- 23064896                6- 23055556
7- 23064897                7- 23055557
8- 23064898                8- 23055558
9- 23064899                9- 23055559
10- 23064880              10- 23055560
11- 23064881              11- 23055561
12- 23064882              12- 23055562
13- 23064883              13- 23055563
14- 23064884

4.5.5 Accessories T56-A-14/16/425

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

     SASA shall replace external engine accessories with an established Periodic Maintenance Information Card (PMIC) removal interval, if the respective removal interval will be reached prior to the next scheduled aircraft phase inspection as specified MRC deck. SASA shall process these accessories for rework and update to the latest released configuration and zero timed (since repair).

4.5.6 Technical Directives and Publications T56-A-14/16/425

     4.5.6.1 Technical Directives T56-A-14/16/425

               a. Compliance

               SASA shall comply with all urgent action technical directives on all T56-A-14/16/425 Series III and IV Power Sections, Reduction Gearboxes, Torquemeters, components and accessories (as defined by Exhibits B-E) processed for specific repair. Routine action technical directives listed shall be accomplished if in the area. SASA shall submit a technical directive compliance report for all technical directives. SASA shall notify NADEP Jacksonville (T56 FST) through the ACO when a kit is required.

               b. Verification of new Power Plant Technical Directives

               SASA shall verify new Power Plant Technical Directives as directed by Naval Air Warfare Center (NAWC) and Navy Air (NAVAIR). Upon completion of the verification, SASA shall forward comments to the Field Support Team (FST) and NAWC for review and to NAVAIR for the formal publication of the directive. (DI-MGMT-80596)

     4.5.6.2 Technical Publications T56-A-14/16/425

          SASA shall immediately upon receipt of the first delivery order under this document, and subsequently upon receipt of each change issue of Navy Supplement 2002 Navy Stock list of Publications and Forms, DoD Index of Specifications (DODISS), and such other material directed to SASA from Government sources or from the manufacturer of the engine, promptly review the latest issue. As a result of such review, SASA shall provide written notice to the ACO of needed changes to any Technical Manual, directive, specification, or publication pertinent to the work required under this work specification. In addition, SASA shall inform the principal through the ACO of any impact to this work specification resulting from Technical Manual, directive, specification or publication changes. (DI-MGMT-80596)

4.5.7 Maintenance Data T56-A-14/16/425

     SASA shall be responsible for ensuring all tracked Power Sections, Reduction Gearboxes, Torquemeters, accessories, and component records are accurate and Aircraft Engine Management Systems (AEMS) data files are updated to current configuration and operating hours. These tasks are performed on each component processed. T56 components which require tracking are those items specified in NADEP Alameda LES 61-0-500. (DI-ILSS-80223/T)

4.5.8 Logbooks/Records T56-A-14/16/425

     SASA shall maintain the logbooks/records of components undergoing repair in an up-to-date status. All major repairs, inspections, tests, technical directive compliance and required configuration information shall be recorded. Specific repair documentation and data gathering requirements for components undergoing repair are defined in OPNAVINST 4790.2, Volume IV, Chapter 7, Section 7.1.3. Logbooks/records, maintenance procedures and documentation requirements shall be in accordance with OPNAVINST 4790.2, Volume IV, Chapter 9. (DI-MNTY-81067/T)

     4.5.8.1 Life Management Components T56-A-14/16/425

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

          All items listed in NADEP Alameda LES 61-0-500 are also considered Life Management Components which, when removed, require an updated entry on applicable record cards. Definitions for Meter Codes "C" (Scheduled
     Removal Component (SRC Item) and "E" (MSR Items) are listed in OPNAVINST 4790.2, Volume IV, Appendix G under the title of "Time/Cycle Prefix Codes". Procedures for calculating the meter reading entry for "C" and "E" meter codes are listed in OPNAVINST 4790.2, Volume IV, Section 9.1.18 and 9.1.22, respectively. Any items listed in NADEP Alameda LES 61-0-500 that were removed for high time on the incoming documents or as determined by logbook screening, induction inspection, or for failure, shall require an incoming condition code report on the same card. (DI-MNTY-81067/T)

     4.5.8.2 Technical Directive T56-A-14/16/425

          SASA shall properly record all Power Plant Changes (PPC), other directives and modifications incorporated during processing in the ASR and MSR Technical Directives Sections, and on my specified SRC card. Documentation shall be in accordance with the affected paragraph of applicable technical directives and in accordance with OPNAVINST 4790.2. (DI-MNTY-81607/T)

4.5.9 Failed Parts Record T56-A-14/16/425

SASA shall complete a failed parts record for any item removed from a reportable item and considered to have contributed to the failure of the component (DI-QCIC-80736)

4.5.10 Status Report T56-A-14/16/425

SASA is responsible for submitting status reports for all tracked Power Sections, Reduction Gearboxes, Torquemeters and accessories. These tasks shall be performed via message on each component processed per OPNAVINST 4790.2, Volume IV (in all references to OPNAVINST 4790.2 the latest edition must be used). (DI-ILSS-80620/T)

4.6 Specific Work Instructions US Navy 501-K17

4.6.1 SASA shall accomplish a minimum incoming inspection.

4.6.2 SASA shall disassemble and aspect as necessary to determine the extent of failures requiring repairs

4.6.3 SASA shall perform a workscope evaluation of the inducted engine, to determine the cause(s) of the symptoms which precipitated the removal and of other conditions not meeting acceptance criteria. The evaluation shall result in a Disassembly Inspection Report (DIR) of the inducted engine and its components which shall be reported on Form NAVAIR 4730/8 (REV. 4 - 74). Failure data for 501K17 PBA end items (as defined by Exhibits B-E) that are specified in DMISA SA-ALC95 01ANHA currently dated 1 Aug 1996 shall be reported annually, unless otherwise directed by the NAVSEASYSCOM, Code 03Z34 via the ACO. (DI-ALSS-81534/T, DI-RELI-80255/T)

4.7 Technical Data

SASA shall comply with AFMCI 21-110, Use of Technical Data in Organic Depot Maintenance for processing, using, and controlling technical data by personnel performing depot maintenance functions. SASA shall control and maintain all technical orders, directives, manuals, and associated documents applicable to the work requirements, in an updated and current status in accordance with TO 00-5-1.

4.7.1 Compliance.

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

Compliance with all Technical Orders (including subtier tool, fixtures, and stand TOs), regulatory directives, Technical Order Supplements, specification, drawings etc., listed herein is mandatory when:

          a. They have not been specifically waived, rescinded, or replaced by updating revisions or after documented instruction issued by competent government authority.

          b. They are pertinent to the item that SASA is authorized to accomplish work on under the provision of this specification.

          c. They prescribe the Air Force policies, use of materials, procedure for inspection, rework process, and other pertinent data associated with accomplishment of work under the provision of this specification.

4.7.2 Order of Precedence

Instruction spelled out in this work specification that conflict with applicable regulatory and technical directives shall be superseding instruction. Non-conflicting instruction shall be used in conjunction with applicable technical directives.

4.7.3 New Revisions/TCTOs

Supplements and changes to the technical data listed, with a publication date prior to the release of the RFP, are considered to be applicable and within scope. SASA shall accomplish a timely review of all updating revisions, new directives, and new authorized technical order applicable to the work requirements. This review shall consider the impact on work requirements, cost, schedules, and any other pertinent factors. Written evaluation for those changes which impact the performance of this specification shall be provided to the ACO within ten (10) working days of receipt. SASA shall not implement changes prior to approval of the ACO.

4.7.4 Engineering Data

SASA shall utilize the OC-ALC Engineering Data Repository and the JEDMICs System to obtain access to all drawings that are required to perform the work listed herein. For those dimensions material etc., not cited in the Technical Order or this Work Specification, the applicable drawing (of the revision in effect on the data of the RFP release) shall be adhered to.

     a. Limited Rights Data: SASA shall be responsible for obtaining any limited rights or "proprietary" data required for repair operations. Such data is subject to disclosure restrictions and shall be marked with an appropriate legend. SASA shall abide by the restrictions appearing on such data and shall not reproduce such data in whole or in part without responding such restrictions and providing appropriate safeguards to preclude unauthorized disclosure.

4.7.5 Technical Orders

SASA shall obtain access to all Technical Orders/Directives that are required to perform the work listed herein. Redundant or duplicate requisitioning of publications shall be avoided whenever possible. SASA shall submit incremental improvements to the TOs (including existing commercial manuals and procedures where applicable and cost effective) in accordance with AFMCM 21-1 AFMC Technical Order System Procedures and AFMCI 21-301, AFMC Technical Order Systems Implementation Policies. Approval and incorporation of the proposed changes shall be the responsibility of the Government (DI-TCSP-80235A/T)

4.7.6 Existing AFMC Form 202

SASA may utilize existing unexpired AFMC Form 202s applicable to the T56/501 PBA workload.

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

4.8 Reporting Requirements

4.8.1 PBA Data Reporting Requirements

For the CWS paragraphs in the workload appendices, a prefix "A" and the number of the appendix precede the paragraph number. For example, paragraph 3.3 of appendix 1 is listed as A-1 3.3. Paragraphs from the common section of the CWS are listed without any prefix.

                                         Workload                   CWS           TRD
      Title              DID          Applicability    CDRL     References    Requirement
----------------   ---------------   ---------------   ----   -------------   -----------
CEMS               DI-MGMT-81324     T56-A-7/15        A001   A-l 3.3, 3.5    3.13.2
                                                              A-2 3.6         3.l4.15.1.3
                                                              A-3 3.6         4.2.3

CEMS TCTO          DI-MGMT-81325     T56-A-7/15        A003   A-1 3.5         3.14.15.1.3
Reporting                                                     A-2 3.6         4.2.3
                                                              A-3 3.6

Certificate of     DI-MGMT-81327     T56-A-7/15        A004   A-l 3.5
Deletion                                                      A-2 3.6
                                                              A-3 3.6

Alert/Safe Alert   DI-QCIC-80125     PBA               A006   3.1.7.3

Response to        DI-QCIC-80126     PBA               A007   3.1.7.3
Alert/Safe Alert

Teardown           DI-ALSS-81534     PBA               A009   3.1.7.3
Deficiency
Report

Quality            DI-QCIC-80736     PBA               A00A   3.1.7.3
Deficiency
Report

Logbooks           DI-MNTY-81067/T   T56-A-14/16/425   A00B   A-4 3.6.3       3.16.3.1
& Records                                                     A-4 3.6.3.1     3.16.3.2.3
                                                              A-4 3.2.1.1.d   3.16.7.2.5
                                                              A-4 3.6.3.2     3.16.8.1.2
                                                              A-4 3.2.1       3.16.8.1.3

Engine/Module      DI-ILSS-80620/T   T56-A-14/16/425   A00C   A-4 3.6.5       3.16.5.2
Status Report

AEMS               DI-ILSS-80223/T   T56-A-14/16/425   A00D   A-4 3.2.1       3.16.3.2.5
                                                              A-4 3.6.2       3.16.5.1
                                                                              3.16.8.1.3

Tech Prod          DI-MGMT-80596     T56-A-14/16/425   A00E   A-4 3.2.1       3.16.8.1.3
Deficiency                                                    A-4 3.6.1.1.b   3.16.8.1.4
Report                                                        A-4 3.6.1.2     3.16.8.2

Failure Trend      DI-RELI-80255/T   T56-A-501K17      A00F   A-5 3.1.3       3.17.1.3
Data Report

Disassembly        DI-ALSS-81534/T   T56-A-501K17      A00G   A-5 3.1.3       3.17.1.3
Inspection
Report

Records            DI-MGMT-80628/T   PBA               A00H   3.1.3.2.b       4.2.2
Retention                                                     A-l 3.4         4.2.4
                                                              A-2 3.5.1
                                                              A-3 3.3.2.3

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

                                         Workload                   CWS           TRD
      Title              DID          Applicability      CDRL    References   Requirement
----------------   ----------------   ----------------   ----   -----------   -----------
AFMC Form 202      DI-TCSP-80235A/T   PBA                A00J   3.1.3.1.e     3.3
                                                                3.1.2.4.c(2)

Contractor's       DI-MGMT-80227      PBA                A00K   3.1.10
Progress Status
& Mgmt Report

Conference         DI-ADMIN-81249     All conferences    A00L   3.1.10
Agenda                                PMR
                                      Workload Reviews

Conference         DI-ADMIN-81250     All conferences    A00M   3.1.10
Minutes                               PMR
                                      Workload Reviews

Cost/ Schedule     DI-MGMT-81467      All                A00N   3.1.10
Status Report

Test/ Inspection   DI-NDTI-80809B/T   T56-A-7/15         A00P   A-l 3.4       3.13.4
Report                                                          A-2 3.5.1     3.14.14
                                                                A-3 3.3.2.3   4.2.2

4.8.2 SASA shall provide data in accordance with the tasks specified elsewhere in the CWS and the specified Data Item Description (DID) and Contract Data Requirements List (CDRL) from Exhibit A of the RFP. The requirements from Exhibit A of the RFP are listed in the PBA Data Reporting Requirements table above.

4.8.3 SASA shall interface with the following Government information systems or their successor system. SASA shall ensure that all data systems that interface with these Government systems shall be Year 2000 and leap year compliant.

               (1)  D042: Comprehensive Engine Management System (CEMS)

               (2)  G081: Core Automated Maintenance System (CAMS) for Mobility

               (3)  Aircraft Engine Management System (AEMS)

4.8.4 SASA shall retain all maintenance/inspection records generated during overhaul or repair of the end item for the duration of the contract. (DI-MGMT-80628/T)

4.9 PREPARATION FOR SHIPMENT & STORAGE

SASA shall be responsible for the packaging, storage, and transportation of serviceable end items. SASA shall ensure that all preservation and packaging is in accordance with AFMCI 24-201, applicable AFMC Form 158 Packaging Requirements, and the applicable technical data. Preservation of the engine fuel system shall be as outlined in TO2J-1-18. End item and material charges for handling, storage, and packaging shall be borne SASA. Transportation charges shall be borne by the Government. SASA shall mark all material and containers ready for shipment and storage in accordance with MIL-STD-129. SASA shall comply with NA 11-75A-54 for protection levels. SASA shall provide a covered warehouse environment, both for Power Sections, Reduction Gearboxes, Torquemeters, and components awaiting repair and/or repaired and awaiting shipment.

4.9.1 All drain openings, open lines, and fittings shall be sealed with the appropriate pressure seal type metal or plastic plugs and/or caps as specified in TO 2J-1-18 Tables 8-1, 8-2, 8-3. All plugs and caps shall be tightened securely to prevent leakage.

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4.9.2 Prior to installing an end item in the shipping and/or storage device, the device shall be thoroughly inspected to insure that the container, trailer, stand, engine and adapters, and other equipment are clean complete and free from structural and mechanical damage and all attaching points are complete and secure. Only serviceable and complete shipping devices, as applicable, shall be used for storage and/or shipment of both serviceable and reparable engines. Engines shall be prepared for 90-365 days storage in accordance with TO 2J-1-18.

4.9.3 Serviceable end items shall be shipped within 24 hours from receipt of shipping instructions. Transportation of engines shall comply with TO 00-85-20 and applicable supplements. All necessary precautions shall be taken to prevent damage during towing or transportation operations.

4.10 FACILITIES, EQUIPMENT, AND TOOLING

SASA shall review and satisfy facilities and equipment needs on a continuing basis and provide for economical depot maintenance support while minimizing ownership of industrial facilities and equipment in accordance with AFMCI 21-109 Support and Industrial Operations Depot Facilities and Equipment, and AFMCI 21-127 Depot Maintenance Plant Management.

4.10.1 SUPPORT EQUIPMENT AND TOOLING

The support equipment and tooling required during repair are identified in the applicable overhaul manuals. The Government shall provide the equipment and tooling listed in Section 3 of the Facilities Volume. Failure to provide this equipment shall constitute an excusable delay and form the basis of an equitable adjustment. SASA may utilize equivalent tooling, including locally designed and manufactured tooling as long as safety of operation and quality of product are not impaired. SASA shall gain CEA approval of all equivalent tooling.

     A.   REMOVAL & RELOCATION

          SASA shall be responsible for the removal and relocation of applicable required support equipment and tooling.

     B.   INSTALLATION & MAINTENANCE

          SASA shall be responsible for the installation and maintenance of all required support equipment & tooling.

4.11 PERSONNEL

SASA shall provide sufficient personnel with the requisite skills to accomplish the T56/501 PBA workload in accordance with this work specification. During transition, SASA shall provide and train sufficient personnel to perform the T56/501 PBA workload in accordance with this work specification. SASA shall offer current SA-ALC employees, who possess requisite skills and T56/501 PBA workload experience, the opportunity to be employed by SASA.

4.12 SUPPLY SUPPORT

SASA shall be responsible for obtaining sufficient material to perform the T56/501 PBA workload with no delays in flow times due to parts shortages. Government property management shall be performed in accordance with AFMAN 23-110, Vol.2. USAF Standard Base Supply System.

4.12.1 TRANSITION

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     a. Inventory

     SASA shall perform a Joint Inventory Walk Through within 120 days of contract award in accordance with the RFP to identify T56/501 PBA parts and materials in stock and available on the shop floor (to include benchstock, and other shop floor or bin levels).

     b. Relocation & Storage

     SASA shall relocate, and store applicable reparable and serviceable T56/501 PBA parts and materials identified in the Joint Inventory Walk Through prior to July 2001.

4.12.2 Source Controlled Items

SASA shall obtain the items listed in Attachment 4a of the TRD from Government approved vendors. Current approved vendors are listed therein. SASA shall obtain repair parts for all engine and aircraft fuel accessories from the Original Equipment Manufacturer (OEM) or Government approved alternate sources. Government approval is required for changes in the plant location for the manufacture of these items.

     a. Source Qualification

          SASA shall obtain Government CEA approval of new sources for the items listed in Attachment 4a of the TRD in accordance with DFARs Appendix E and AFI 23-105 Spares Breakout Program. When new sources become available, SASA will submit a source approval request to the Government CEA for evaluation and approval. These source approval requests will fully document the capabilities, quality system, past performance, and facilities of the potential source as necessary to specifically address the requirements of the subject item.

4.12.3 Use of Government Property / Material

When material is furnished by the government, the SASA procedures shall include at least the following:

          a. Examination upon receipt, consistent with practicality, to detect damage in transit;

          b. Inspection for completeness and proper type;

          c. Periodic inspection and precautions to assure adequate storage conditions to guard against damage from handling and deterioration during storage;

          d. Functional testing, either prior to or after installation, or both, as required by contract to determine satisfactory operation;

          e. Identification and protection from improper use or disposition; and verification of quantity. SASA shall report in accordance with TO 00-35D-54 any Government Furnished Material (GFM) found damaged, malfunctioning, or otherwise unsuitable for use. In the event of damage or malfunction, during or after installation, SASA shall determine and record probable cause and necessity for withholding from use.

4.13 Quality

SASA shall establish and maintain a quality system that as a minimum, adheres to the requirements or ISO 9002, and supplemental requirements imposed by this work specification. The quality system procedures, planning and other documentation and data that comprise the quality system shall be made available to the Government for review. Existing quality documents that meet the requirements of the contract may continue to be used. The Government may perform any necessary inspections, verifications and evaluations to ascertain conformance to requirements and the adequacy of implementing procedures.

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4.13.1 Work Control Documents

The quality system include a clear and complete set of work control document
(WCD), in accordance with AFMCI 21-110 for all maintenance required by the work specification. The WCDs shall assure specific and uniform step-by-step directions for accomplishing work accurately, economically, and safely. WCDs shall specify component removals, inspection, and reinstallation's which affect quality and shall include caution and warning notes where failure to follow prescribed procedures could result in damage to Air Force property or injury to personnel. Removal and reinstallation of items (including lines, fittings, components, etc.) when required to gain access to another component shall be listed as separate entries on the work document. Quantitative criteria (dimensions and tolerances) shall be included in the WCD. The document shall also include criteria essential for determining the acceptability of work performed. WCDs shall be maintained and reviewed on a systematic basis for accuracy, completeness compliance, and revisions essential in preventing recurring deficiencies reported by USAF activities. Inspection and test records shall as a minimum, indicate the nature of the observations, number of observations made, and the number and type of deficiencies found. Data included in inspection and test records shall be completed and accurate, and shall be used for trend analysis and to assess corrective action effectiveness.

4.13.2 Deficiency Reporting

SASA's quality program shall be designed to promptly detect and correct assignable conditions adverse to quality. SASA shall respond to user initiated Product Quality Deficiency Reports (PQDRs) submitted against reportedly defective T56/501 PBA end items manufactured, repaired, or overhauled. Each deficiency report shall be processed in accordance with TO 00-35D-54, USAF Material Deficiency Reporting System. (DI-QCIC-80736) If required by the ACO, the contractor shall submit a report. (DI-ALSS-81534). SASA shall submit an ALERT/SAFE ALERT upon discovery of defective parts or material (DI-QCIC-80125A). SASA shall submit a Response to an ALERT/SAFE ALERT when ALERT/SAFE ALERTs impact the T56/501 PBA workload (DI-QCIC-80126A). Corrective actions taken shall include as a minimum:

     a. Analysis of data and, examination of exhibits (when appropriate) to determine extent and cause of deficiencies.

     b. Analysis of trends in processes or performance of work to prevent recurrence.

     c.   Introduction of required improvement.

     d. Corrections and monitoring of the effectiveness of corrective action taken.

4.13.3 Quality Audits

SASA shall support the Quality Audits accomplished by the Government team when and to the extent required by the acquiring activity. One or more of the repaired/modified articles may be removed from the production line and subjected to such testing/disassembly/reassembly as necessary to ascertain that standards of performance and technical conformance required by this work specification are being met. Upon completion of the quality audit, SASA shall incorporate into the repair process corrective action as necessary to eliminate cause of defective articles.

4.13.4 Process Improvement

SASA shall plan for and implement systemic improvements of processes with the goal of reducing product flow days and improving product quality.

4.13.5 New Repair Development

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SASA shall promote the development of new repairs when cost effective. Submittal of proposed repair procedures shall comply with AFMCM 21-1 and AFMCI 21-301.

4.14 Measuring and Test Equipment (M&TE)

All operations performed by SASA shall be subject to Government verification at unscheduled intervals. Verification shall include but not be limited to the following:

     a.   Review of SASA documented calibration system.

     b. Surveillance of calibration operations for conformance to the SASA documented calibration system.

     c. Review of calibration results to verify adequacy of SASA calibration process. SASA's M&TE and measurement standards shall be made available for use by the acquiring activity, as required.

M&TE and measurement standards shall be labeled to indicate calibration status. The label shall identify, as a minimum, specific date calibrated (day, month, and year, Julian date or equivalent) and the specific calibration due date. Tamper resistant seals shall be affixed to operator accessible control or adjustments on M&TE and measurement stands which, if moved, shall affect the calibration.

SASA shall establish a recall system for the mandatory recall of M&TE and measurement standards to assure timely recalibrations.

4.14.1 Use of SASA Inspection/Test Equipment

SASA gages and measuring and testing devices shall be made available for use by the Government when required to determine conformance with contract requirements. If conditions warrant, SASA personnel shall be made available for operations of such, devices and for verification of their accuracy and condition.

4.15 Training & Certification

SASA shall ensure that all personnel are trained and certified as appropriate for the work performed. SASA shall establish and maintain a structured training and certification program in accordance with AFMCI 21-108.

4.15.1 Special Skills Qualification

SASA shall establish and maintain a Special Skills Qualification program in accordance with AFMCI 21-108. The covered skills are so critical or specialized they require extensive technical knowledge and proficiency. Most of these skills are governed by higher level regulatory guidance because they are safety related or have a significant impact on cost. Each skill shall be controlled by one or more center qualification officials who are appointed by the applicable product directorate. These personnel are experts in their skill and can grant qualification based on demonstrated proficiency and passing a written test, when applicable. Special skills may require a periodic requalification. SSQ is a prerequisite to PAC. Individuals must first be SSQ qualified if the PAC task requires one of the designated skills before they can be certified for the task.

4.16 Depot Contract Repair

SASA shall manage subcontracted repair efforts in accordance with AFMCI 21-113 Contract Maintenance Programs for Depot Maintenance Business Areas. SASA shall ensure that the requirements of this work specification are addressed in applicable subcontracts. SASA shall establish and maintain a Contract Repair Enhancement Program (CREP) to institute a contract repair process that responds directly

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to validated customer (user) demands while simultaneously minimizing inventory requirements, process steps, and queue time with as few resources as possible. This process shall incorporate the tenets of Aglie Logistics and other DOD acquisition reform initiatives with the goal of providing warfighter support "better, faster, cheaper, and smoother." CREP is a focused effort to mirror DREP organic repair process changes in the contract repair environment wherever possible.

4.16.1 Transition

SASA shall establish a process to assume responsibility for T56/501 PBA requirements previously accomplished under separate contracts that ensures no delay in flow time due to parts shortages.

4.16.2 Source Controlled Repairs/Processes

SASA shall utilize the services of only Government approved vendors for the critical Repair/Processes listed in Attachment 4b of the TRD. Attachment 4b identifies the current Government approved vendors. Government approval is required for changes in the plant location for these repair services.

          a. Qualification of New Sources

          SASA shall obtain Government CEA approval of new sources for the repairs listed in Attachment 4b of the TRD in accordance with DFARs Appendix E Spares Breakout Program and AFMCI21-113 Para 2.15 Minimum Source Qualifications. When new sources become available, SASA will submit a source approval request to the Government CEA for evaluation and approval. These source approval requests will fully document the capabilities, quality system, past performance, and facilities of the potential source as necessary to specifically address the requirements of the subject repair.

4.17 Customer Support

SASA shall provide information on the progress and status of the program and of the assigned tasks, costs, and existing or potential problem areas (DI-MGMT-80227). SASA shall provide summarized contract cost and schedule performance information for program management purposes (DI-MGMT-81467). SASA shall support and participate in reviews and meetings to coordinate T56/501 PBA requirements determinations and accomplishment (DI-ADMN-81249, DI-ADMN-81250)

4.17.1 Post Award Conference

SASA shall attend a post award conference no later than 30 calendar days after contract award.

4.17.2 Program Management Review (PMR)

SASA shall support and participate in PMRs to be held every 6 months for the duration of the contract.

4.17.3 Workload Review

SASA shall support and participate in quarterly workload reviews for the duration of the contract. This government shall provide updated workload estimates.

4.17.4 Technical Interchange Meeting (TIM)

SASA shall support and participate in TIMs as required to coordinate T56/501 PBA requirements determinations and accomplishment.

4.18 Safety

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SASA shall implement and maintain a safety program that ensures protection of personnel and property in accordance with AFPD 91-2 Safety Programs, AFPD 91-3 Occupational Safety and Health, AFI 9l-202 Mishap Prevention Program, and AFI 91-301 Air Force Occupational and Environmental Safety Program, AFI 91-302 Air Force Occupational and Environmental Safety, Fire Protection, and Health (AFOSH) Standards, AFOSHSTD 91-66 General Industrial Operations. This program shall comply with the following:

4.18.1 Mishap Reporting and Investigation

SASA shall comply with the procedures of AFI 91-204 Safety Investigations and Reports, for all mishaps or incidents resulting in damage to DoD property entrusted by this contract. SASA shall immediately secure the mishap scene and damaged property until released by the ACO. If the government decides to investigate the mishap SASA shall cooperate fully and assist the government personnel until the investigation is completed.

4.18.2 Handling

SASA shall load, handle, and transport government property in accordance with AFOSHSTD 91-46 Materials Handling and Storage Equipment.

          a. All mechanical material handling equipment, including trucks, forklifts and conveyors shall be maintained in good operating condition.

          b. All vehicle operators shall be trained and certified as operators for each type of vehicle they operate. This training shall be the responsibility of SASA.

          c. Loaded vehicles shall not be put into motion until the load is properly stacked and secured.

          d. Side stakes, straps, or lashing material shall be used in high, unbalanced, or irregular shaped loads.

          e. Vehicles shall have the parking brake set and the motor turned off when unattended.

4.18.3 Fire Prevention and Protection

SASA shall provide fire prevention and protection systems for the protection of government property in accordance with NFPA 13, NFPA 70, and NFPA 72.

          a. Trash and litter shall not be allowed to accumulate on the floor. Oily rags, paint or thinner cloth, rubber bushings, rubber cement containers, magnesium grindings and any other similar hazardous waste shall be placed in metal containers with self-closing lids, appropriately labeled.

          b. No smoking or open flame shall be permitted inside or within 50 feet of paint and dope shops, gasoline storage and dispensing areas, flammable liquids, flammable compressed gases or other hazardous locations. "No Smoking" signs shall be posted in the areas where smoking is prohibited.

          c. All electrical installations shall comply with the provisions of the current National Electric Code.

          d. Sufficient natural or supplied ventilation shall be provided where flammable or explosive materials, fuels, or gases create explosion or fire hazards.

          e. Portable fire extinguishers shall be provided of sufficient capacity and type to adequately control the types of fires most likely to occur in the areas where they are to be located. All fire extinguishers shall be maintained in a readily visible and accessible location.


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4.18.4 Storage

Government property shall be stored in such a manner as to prevent damage.

          a. All engine parts and aircraft parts shall be protected from damage during storage. Parts shall not be stacked directly on the floor. Parts shall not be stored in direct contact with each other. All parts shall be palletized or separated by aluminum, wood, cardboard, or other suitable material.

          b. Broken or damaged pallets shall not be used for storage of government property.

          c. SASA shall provide sufficient aisles between storage areas for mechanical handling equipment. Aisles shall be kept clear and dry at all times.

4.18.5 Spray Applications

SASA shall perform spray applications in accordance with AFOSHSTD 91-17 Interior Spray Finishing.

4.18.6 Flammable Liquids

SASA shall handle flammable liquids in the vicinity of government property in accordance with NFPA 30, NFPA 33, AFOSHSTD 91-43 Flammable and Combustible Liquids, and DOD4140.25 (for Petroleum Liquid Storage).

4.18.7 Compressed Gas

Compressed gas from cylinders in the vicinity of government property shall be handled and stored in accordance with the following:

          a. Compressed gas from cylinders shall not be used without reducing the pressure through a regulator.

          b. When cylinders are not in use, the valve shall be closed tightly.

          c. During use or storage, cylinders shall be restrained to prevent accidental upsetting or falling.

          d. Smoking shall not be permitted within 50 feet of compressed gas storage areas. "No smoking" signs shall be posted in the area.

          e. Oxidizing gases shall not be stored within 50 feet of flammable liquids unless separated by a wall with a one hour fire rating.

          f. All compressed gas cylinders shall be labeled as to contents.

          g. Valve protector caps shall be installed on all compressed gas bottles in storage.

4.18.8 Foreign Object Damage (FOD) Prevention

SASA shall implement and maintain procedures for the prevention of FOD. These procedure shall comply with NAFPI Pamphlet FOD Prevention Guideline, AFMCI 21-122 Foreign Object Damage Prevention Program, and LPOI 66-01 Foreign Object Damage Prevention Program.

4.18.9 Miscellaneous Safety Requirements

          a. Welding procedures shall comply with AFOSHSTD 91-5 Welding Cutting and Brazing, NFPA 410, and NFPA 51B

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          b. Work Stands/Platforms shall be maintained in accordance with
          AFOSHSTD 91-2 and 35 series

          c. Personal protective equipment shall be utilized in accordance with AFOSHSTD 91-31 Personal Protective Equipment.

4.19 Warranty

SASA shall warrant all inducted end items for deficiencies in workmanship.

SASA warrants all T56/501 PBA end items (as listed in Exhibits B-E) inducted and processed by SASA to be free from defects in workmanship for the periods specified in Paragraph 4. Exclusions to this coverage are specified in Paragraph 3.

SASA, after a reasonable investigation and in consideration of the coverage period and exclusions, shall make a determination to the validity of any claim and applicability of this warranty. If it is determined that the subject end item exhibits a covered defect, SASA shall (at it's discretion and limited to the work previously performed) repair or replace the nonconforming work without charge to LMKAC. All work required under this warranty shall be performed at the SASA's facility, unless otherwise agreed to by SASA. Transportation of items returned under this warrranty shall be the responsibility of LMKAC. The warranty period for any item repaired under this warranty shall be the unexpired portion of the original item's warranty period.

The remedies available to LMKAC for warranty claims determined to be valid by SASA shall be exclusively limited to repair or replacement of the nonconforming work. In no event shall SASA be liable for special, indirect, consequential, or incidental damages, whether based on theories of contract or [ILLEGIBLE], including, without limitation, additional costs of any kind whatsoever, loss of revenue, or loss of use of property.

The foregoing warranties are given in lieu of any other warranties, expressed or implied, including without limitation, any implied warranties of merchantability or fitness for purpose, such other warranties being entirely disclaimed by SASA.

4.19.1 Processing Warranty Items: LMKAC shall notify SASA within 14 days of any suspected failure covered by this warranty. End items shall be reported and processed in accordance with TO 00-35D-54. Enter "2LM OWP" or "3LM OWP" as applicable in Field I20 of INFOCEN G021 database. SASA will provide deposition instructions within three (3) workdays of notification.

4.19.2 Exclusions:

     The following will be excluded from coverage under the warranty:

          a. Foreign Object Damage (FOD), armed conflict, acts of God, or the public enemy.

          b.   Improper or negligent installation, operation, or maintenance.

          c.   Failure as a result of an aircraft accident.

          d. Experimental test or exposure to erosion and/or corrosion environments in excess of item specification requirements.

          e. End Items subjected to unauthorized cannibalization or alteration.

          f.   Items not submitted under TO 00-35D-54, Table 3-1, and Chapter 6.

          g.   Design defects.

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     h. End items not inducted and completely processed by SASA.

4.19.3 Coverage Period

        SYSTEM                Period
        ------                ------
Engines:
T56/501                 500 hours EOT
Modules and Tracked
Accessories:
TS6/501                 500 hours EOT

Untracked Accessories   3 months operation

*    Engine Operating Time

4.20 Over and Above

The following tasks shall be accomplished as directed by the Government ACO and negotiated in accordance with the Over and Above clause of the contract.

     a. TRD Attachment 1 Items

     The repair, overhaul, or modification of the items listed in Attachment 1 of the TRD.

     b. Dropped/Mishap Engines

     Disposition of engines that were dropped by the Government during handling or were installed in an aircraft involved in an accident.

     c. Verification of Technical Orders/Directives

     Verification of new and/or unpublished Technical Orders/Directives.

     d. Serviceable Supply Modification

     Modification of parts received from serviceable supply necessary to obtain a serviceable configuration.

     e. New/Undefined Repair

     Restoration of damaged or worn parts and components to a serviceable condition through repair/overhaul procedures or processes that are beyond those in the listed TOs or drawings. Including the development of such repair procedures.

     f. Non Warranty PQDR Investigation

     Investigation, reporting, and corrective actions associated with deficiencies that are not covered by the applicable warranty.

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SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

                                    EXHIBIT H

                                LETTER OF INTENT
                                     Between
                           LOCKHEED MARTIN CORPORATION
                                       and
                    STANDARD AERO SAN ANTONIO, INC. ("SASA")
                          FOR LEASE OF PBA FACILITIES
                               ATKELLY AFB, TEXAS

     This Letter of Intent is entered into effective the 28th day of August, 1998, by and between Lockheed Martin Corporation ("Lockheed Martin") and Standard Aero San Antonio, Inc. ("SASA").

Recitals

          1. The Secretary of the Air Force on behalf of the United States of America (the "Government"), pursuant to its authority under the Defense Base Closure and Realignment Act of 1990, as amended. (10 U.S.C. Section 2687 note) ("DBCRA") entered into an Economic Development Conveyance ("EDC") with Greater Kelly Development Corporation ("GKDC") on July 24, 1997, a fully executed copy of which GKDC has provided to Lockheed Martin and which Lockheed Martin has provided to SASA.

          2. Pursuant to a certain Department of Air Force Lease of Real Property on the non-realigned portions of Kelly AFB, Texas, dated July 24, 1997 ("Master Lease"), a fully executed copy of which GKDC has provided to Lockheed Martin and which Lockheed Martin has provided to SASA between the Government as Lessor and GKDC as Lessee, GKDC has leased certain lands, certain improvements and certain personal property thereon, comprising a portion of the Non-Realigned Portions of Kelly AFB in the County of Bexar, State of Texas, which lands, improvements and personal property are more particularly described in such Master Lease and are collectively known as the "Master Lease Premises."

               GKDC desires to sublease to Lockheed Martin and Lockheed Martin desires to further sublease to SASA certain land, improvements and personal property covered by the Master Lease Premises and more specifically described in drafts of the Sublease previously delivered by SASA to Lockheed Martin.

          3. Lockheed Martin, as a subcontractor of Oklahoma City-ALC ("OC-ALC"), and SASA, as subcontractor to Lockheed Martin, are participating together in a bid to provide the Government with certain aircraft engine repair, maintenance, modification and/or overhaul services ("PBA Contract").

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SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

          4. In order for Lockheed Martin and SASA to participate together in the bid on the PBA Contract, they must prove to the satisfaction of the Government that they can lease the facilities necessary to delivery the services required of them under the PBA Contract.

NOW, THEREFORE, in consideration of the premises herein set out, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lockheed Martin agrees that if OC-ALC is successful in being awarded the PBA Contract and Lockheed Martin is successful in being named subcontractor, then Lockheed Martin will lease to SASA the land, improvements and personal property described herein, substantially on the terms following which will be subsequently embodied in a written lease and incorporated in the SASA subcontract:

                             Premises To Be Leased:

     Lockheed Martin agrees to lease to SASA and SASA agrees to lease from Lockheed Martin the following land, including all buildings, improvements and personal property located at such facilities:

     Leased Facilities   Square Footage
     -----------------   --------------
     Building 360            335,000
     Building 535             14,400
     Building 652/655         46,895

                          Annual Rent and Other Costs:

At SASA's option and election Lockheed Martin shall lease the above described Leased Facilities to SASA for the Term hereinafter described for total rent and all other costs as described in Exhibit J-Occupancy Expense.

                                      Term:

     The lease term for these facilities shall be for an initial 5(five) years commencing on the latest of October 1,1999, the date of execution and delivery of the written lease contemplated hereunder or on the date of contract award of the PBA, with renewal options as provided under the SASA subcontract.

                    Landlord Services, Utilities and Repairs:

     Lockheed Martin, pursuant to Subcontract paragraph 21.1, Relationship of the Parties, shall provide SASA with all facilities, services, maintenance and utilities deemed necessary by SASA to carry out the intended purposes of the SASA subcontract to be carried out at the facilities to

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

     be leased hereunder including full service landlord fractions described and defined as Essential Services, Utilities, Repairs and Maintenance, Taxes (or its equivalent) and Common Area Maintenance. The services, utilities, repairs and maintenance are more particularly described in Exhibit J of the SASA subcontract. The cost of such services, repairs, maintenance and taxes, if any, are deemed to be included in the aggregate facility lease costs and SASA shall not be required to make any payments other than those specified in EXHIBIT J, OCCUPANCY EXPENSE.

     In the event GKDC incorporates incentives provisions in a final lease to Lockheed Martin which have the possibility to reduce rental costs, that incentive(s) will be incorporated in the lease with SASA.

SASA's obligation to enter into the Lease pursuant to this Letter of Intent is expressly contingent upon:

          1. the award by the Air Force of the PBA contract to OCALC;

          2. the award of a subcontract by OCALC to Lockheed Martin;

          3. Lockheed Martin entering into a sublease for the subject Premises

                                 Binding Effect:

The parties hereto hereby agree to negotiate a legally binding and effective lease in accordance with the terms hereof. The parties hereto hereby further agree that such efforts shall be commercially reasonable and that all efforts shall be taken in good faith. Further, a legally binding contract to lease shall only exist upon the exchange of fully executed lease documents, between Lockheed Martin and SASA containing mutually acceptable lease language expressing the terms and conditions contained herein and such other terms as the parties may agree upon, which shall be subject to executive management approval of both parties.

Except otherwise provided herein, this Letter of Intent does not constitute a legally binding contract.

                               Confidential Data:

Notwithstanding any language to the contrary, Lockheed Martin hereby acknowledges and agrees that it has received confidential technical data and information from SASA and its affiliates and that it shall not use any such data or information except in conjunction with SASA or its affiliates as contemplated by the parties hereto.

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

     facilities to be leased hereunder including full service landlord functions described and defined as Essential Services, Utilities, Repairs and Maintenance, Taxes (or its equivalent) and Common Area Maintenance. The services, utilities, repairs and maintenance are more particularly described in Exhibit J of the SASA subcontract. The cost of such services, repairs, maintenance and taxes, if any, are deemed to be included in the aggregate facility lease costs and SASA shall not be required to make any payments other than those specified in EXHIBIT J, OCCUPANCY EXPENSE. These amounts are estimates that are subject to revision based on actual costs.

     In the event GKDC incorporates incentives provisions in a final lease to Lockheed Martin which have the possibility to reduce rental costs, that incentive(s) will be incorporated in the lease with SASA.

SASA's obligation to enter into the Lease pursuant to this Letter of Intent is expressly contingent upon:

          1. the award by the Air Force of the PBA contract to OCALC;

          2. the award of a subcontract by OCALC to Lockheed Martin;

          3. Lockheed Martin entering into a sublease for the subject Premises

                                 Binding Effect:

The parties hereto hereby agree to negotiate a legally binding and effective lease in accordance with the terms hereof. The parties hereto hereby further agree that such efforts shall be commercially reasonable and that all efforts shall be taken in good faith. Further, a legally binding contract to lease shall only exist upon the exchange of fully executed lease documents, between Lockheed Martin and SASA containing mutually acceptable lease language expressing the terms and conditions contained herein and such other terms as the parties may agree upon, which shall be subject to executive management approval of both parties.

Except otherwise provided herein, this Letter of Intent does not constitute a legally binding contract.

                               Confidential Data:

Notwithstanding any language to the contrary, Lockheed Martin hereby acknowledges and agrees that it has received confidential technical data and information from SASA and its affiliates and that it shall not use any such data or information except in conjunction with SASA or its affiliates as contemplated by the parties hereto.

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

SUBCONTRACT
NO LMKAC 98-0001                                               23 September 1998

                         EXHIBIT I-LIST OF SURGE ITEMS

The following surge items are applicable to this subcontract.

                                                                Leadtime
National Stock Number   Part Number         Nomenclature          Days
---------------------   -----------   -----------------------   --------
2840-00-491-5767RW      6859680       Case, Turbine Aircraft        30
2840-00-426-2571RW      6871561       Nozzle Assy., Turbine         12
2840-01-338-2990RW      23039743      Cold Section Module           28
2915-01-113-3252RW      440978-2      Fuel Control                  14
2840-00-225-0950RW      6847260       Unit Assy, Reduction          28
2840-01-338-0539RW      23002758      Cold Section Module           25
2840-01-337-2608RW      23002760      Cold Section Module           25
2840-01-294-7878RW      23006858      Rotor, Turbine Aircraft       18
2840-00-015-8540RW      440970-214    Housing Anti-Friction         16
2840-01-253-9193RW      23031736      Nozzle Assembly                5
2915-01-113-8557RW      440970-2      Fuel Control, Main            14

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

SUBCONTRACT
NO LMKAC 98-0001                                               23 September 1998

                                    EXHIBIT J

                        OCCUPANCY EXPENSE BY FISCAL YEAR

                                 Standard Aero
                     Lockheed Martin Kelly Aircraft Center
              Propulsion Business Area Public/Private Competition
                                F41608-98-R-0084
         Schedule F - Occupancy Expense by Fiscal Year CLIN 0001 & 0002

                                           FY 99   FY 00   FY 01   FY 02   FY 03
                                           -----   -----   -----   -----   -----
                 LABOR
Indirect Labor - Regular

             FRINGE BENEFITS

          OTHER INDIRECT COSTS
Base Rent

Fixed Base Rent

Essential Services (Fire, Police, Public                    [/\]
   Roads, Ind Security, Schools)
Common Area Maintenance

Insurance (Structural Replacement)
Metering Expense

Services
   Custodial (Office and

[ /\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS TABLE; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

SUBCONTRACT
NO LMKAC 98-0001                                               23 September 1998


   Common Areas)
      Refuse Removal

      Pest Control

Facility Patrol

Facility Maintenance and Repair
   Routine Maintenance

   Other Maintenance

Utilities - Industrial
   Steam (Mbtu)

   Chilled Water (100 Gal.)                                [/\]

   Compressed Air (MCF @ 120PSI)
   Wastewater Treatment (1,000 Gal.)
Utilities - Basic
Electricity

   Water

   Sewage

   Natural Gas

Communications (Lines)

EPA Insurance

HAZMAT Disposal

Administrative Travel

Training

Relocation Costs

[ /\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS TABLE; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

SUBCONTRACT
NO LMKAC 98-0001                                               23 September 1998

Management Information
System (ERP)
Depreciation

Telephone Service

Outside Services & Corporate                               [/\]
Audits
Office Supplies

Reproduction

Low Value Furniture &
Equipment
Subscriptions

Equipment Rental

Totals

Charges to Subcontractors
and Allocations
Standard Aero

           Schedule F - Occupancy Expense by Fiscal Year - CLIN 0003

                              FY 99   FY 00   FY 01   FY 02   FY 03
                              -----   -----   -----   -----   -----
            LABOR
Indirect Labor - Regular

      FRINGE BENEFITS

    OTHER INDIRECT COSTS                      [/\]
Base Rent

[ /\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS TABLE; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

Fixed Base Rent

Essential Services (Fire,
Police, Public Roads,
Ind Security, Schools)
Common Area Maintenance

Insurance (Structural
Replacement) Metering
Expense

Services
   Custodial (Office and
   Common Areas) Refuse
   Removal

   Pest Control

   Facility Patrol                          [/\]

Facility Maintenance and
Repair
   Routine Maintenance

   Other Maintenance

Utilities - Industrial
   Steam (Mbtu)

   Chilled Water (100 Gal.)

   Compressed Air (MCF @
   12OPSI)
   Wastewater Treatment
   (1,000Gal.)
Utilities - Basic
Electricity

   Water

   Sewage

[ /\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS TABLE; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001


   Natural Gas

Communications (Lines)

EPA Insurance

HAZMAT Disposal

Administrative Travel

Training

Relocation Costs

Management Information
System (ERP)
Depreciation                                 [/\]

Telephone Service

Outside Services & Corporate
Audits
Office Supplies

Reproduction

Low Value Furniture &
Equipment
Subscriptions

Equipment Rental

Totals

Charges to Subcontractors
and Allocations
Standard Aero

[ /\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS TABLE; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

             Schedule F - Occupancy Expense by Fiscal Year CLIN 0004

                               FY 99   FY 00   FY 01   FY 02   FY 03
                               -----   -----   -----   -----   -----
          LABOR
Indirect Labor - Regular

     FRINGE BENEFITS

 OTHER INDIRECT COSTS
Base Rent

Fixed Base Rent

Essential Services (Fire,
Police, Public
   Roads, Ind Security,
Schools)
Common Area Maintenance

Insurance (Structural                          [/\]
Replacement)
Metering Expense

Services
   Custodial (Office and
Common Areas)
   Refuse Removal

   Pest Control

Facility Patrol

Facility Maintenance and
Repair
   Routine Maintenance
   Other Maintenance

Utilities - Industrial
   Steam (Mbtu)

[ /\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS TABLE; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

Chilled Water (100 Gal.)

Compressed Air (MCF @
120PSI)

Wastewater Treatment
(1.000 Gal.)

Utilities - Basic
Electricity

   Water

   Sewage

   Natural Gas

Communications (Lines)

EPA Insurance                                  [/\]

HAZMAT Disposal

Administrative Travel

Training

Relocation Costs

Management Information
System (ERP)
Depreciation

Telephone Service

Outside Services & Corporate
Audits
Office Supplies

Reproduction

Low Value Furniture &
Equipment
Subscriptions

[ /\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS TABLE; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

Equipment Rental               [/\]    [/\]    [/\]    [/\]    [/\]

Totals                         [/\]    [/\]    [/\]    [/\]    [/\]

Charges to Subcontractors
and Allocations
Standard Aero                  [/\]    [/\]    [/\]    [/\]    [/\]

Note: The methodology to allocate occupancy costs were based on each subcontractor's square footage for their operations at Kelly divided by the total square footage of the planned final layout of the PBA facility which LMKAC leases from GKDC. The percentage was then allocated to the four team members multiplied against total occupancy costs for the facility.

[/\] square feet [/\] square feet results in a percentage of [/\] to be applied to SASA.

*Base Rent applies to cost based on square footage of facilities utilized by SASA.

**Fixed Base Rent applies as accommodation for GKDC equipment surcharge.

[ /\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS TABLE; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

        EXHIBIT K-HUMAN RESOURCES/MEDICAL SERVICES EXPENSE BY FISCAL YEAR

Schedule G - Human Resources/Medical Services Expense by Fiscal Year CLIN 0001 &
                                      0002

                            FY 99   FY 00   FY 01   FY 02   FY 03
                            -----   -----   -----   -----   -----
         LABOR
Indirect Labor - Regular

     FRINGE BENEFITS

   OTHER INDIRECT COSTS

Medical Services

Administrative Travel
Training
Relocation Costs
Recruiting Advertising                      [/\]
Management Information
System
Telephone Service
Outside Services
Depreciation
Office Supplies
Reproduction
Postage/Freight
Low Value Furniture &
Equipment
Subscriptions
Equipment Rental
Totals

Charges to subcontractors
Standard Aero

Schedule G - Human Resources/Medical Services Expense by Fiscal Year - CLIN 0003

[ /\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS TABLE; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

                            FY 99   FY 00   FY 01   FY 02   FY 03
                            -----   -----   -----   -----   -----
         LABOR
Indirect Labor - Regular

     FRINGE BENEFITS

   OTHER INDIRECT COSTS

Medical Services

Administrative Travel
Training
Relocation Costs
Recruiting Advertising                      [/\]
Management Information
System
Telephone Service
Outside Services
Depreciation
Office Supplies
Reproduction
Postage/Freight
Low Value Furniture &
Equipment
Subscriptions
Equipment Rental
Totals

Charges to subcontractors
Standard Aero

[ /\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS TABLE; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

              Schedule G - Human Resources/Medical Services Expense
                            by Fiscal Year CLIN 0004

                            FY 99   FY 00   FY 01   FY 02   FY 03
                            -----   -----   -----   -----   -----
         LABOR
Indirect Labor - Regular

     FRINGE BENEFITS

   OTHER INDIRECT COSTS

Medical Services

Administrative Travel
Training
Relocation Costs
Recruiting Advertising                      [/\]
Management Information
System
Telephone Service
Outside Services
Depreciation
Office Supplies
Reproduction
Postage/Freight
Low Value Furniture &
Equipment
Subscriptions
Equipment Rental
Totals

Charges to subcontractors
Standard Aero

NOTE: The methodology to allocate these costs are based on the offeror's direct labor cost as a percentage of total PBA direct labor cost.

[ /\ CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE DATA IN THIS TABLE; IT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

THIS AGREEMENT is made and entered into as of the 28th day of August, 1998, by and between Standard Aero San Antonio, Inc. and Lockheed Martin Kelly Aircraft Center, Inc.

1. From time to time Either Party may wish to disclose to each other certain information, some of which may be Proprietary Information, as defined below, relating to The Privatization of the Kelly AFB Propulsion Business Area (hereinafter referred to as the "Program").

2. This Agreement sets forth the conditions and obligations which will govern the use, duplication or disclosure of any Propriety Information, that may be disclosed by Either Party to Each Other. When used hereafter, references to Each Party shall include, individually and collectively, the officers, directors, consultants, and employees.

3. Each Party has developed, will continue to develop, and owns certain valuable information which it deems proprietary relating to the Program. All of such information owned by Either Party is referred to hereinafter as "Proprietary information".

4. The Parties hereto undertakes to hold in confidence and withhold from third parties any and all Proprietary Information disclosed by one party to the other, and to use Proprietary Information only for the purpose stated hereinabove and for no other purpose unless the originating party shall agree herein or hereinafter in writing. Each Party agrees to take reasonable and appropriate measures to safeguard any Proprietary Information received from the other party from theft, loss and negligent disclosure to others, and to limit access to Proprietary Information to those officers, directors, consultants, and employees within the receiving party's organization who reasonably require such access in order to accomplish the aforesaid purpose in connection with the Program.

5. In order to be protected hereunder, each party agrees that the Proprietary Informat disclosed by one party to the other shall be in writing or other permanent form, and prominently identified as proprietary using an appropriate legend, marking stamp, or other clear and conspicuous written identification which unambiguously indicates the information being provided is the originating party's Proprietary Information. Any such information other than in written or other permanent form when disclosed shall be considered Proprietary Information hereunder, but only to the extent identified as the originating party's Proprietary Information at the time of original disclosure and thereafter summarized in written form which clearly and conspicuously identifies the Proprietary Information. Such summary shall be transmitted by the receiving party within thirty (30) calendar days of the non-written disclosure. Neither party shall be liable for use or disclosure of any such Proprietary Information if it can be established by contemporaneous, clear, and convincing written evidence that the same:

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

     a. is or becomes part of the public knowledge or literature without breach of this Agreement by the receiving party; or

     b. is known to the receiving party without restriction as to further disclosure when received; or

     c. is independently developed by the receiving party prior to receipt and was not acquired directly or indirectly under any secrecy obligation from the originating party; or

     d. becomes known to the receiving party from a third party who had a lawful right to disclose it and without breach of this Agreement; or

     e. is disclosed by the originating party to a third party, without breach of this Agreement by the receiving party.

     Specific Proprietary Information shall not be deemed to be available to the public or in the possession of the receiving party merely because it is embraced by more general information so available or in the receiving party's possession.

6. Should the receiving party be faced with judicial or U.S. Governmental action to disclose Proprietary Information received hereunder, said receiving party must legally resist disclosing the originating party's Proprietary Information, and forthwith notify the originating party. The originating party, at its option, may join in contesting such disclosure. Should the originating party decline to join in contesting such disclosure, the receiving party may proceed to disclose this information at its option.

7. The exclusive points of contact with respect to the transmission and control of Proprietary Information disclosed hereunder are designated by the respective parties as follows:

For SASA:   Standard Aero San Antonio, Inc.
            Eden 100 Building
            5100 Eden Avenue, Suite 105
            Minneapolis, MN 55436
            Attn: Paul Soubry Jr.
            Telephone: 204 778-2754
            Fax: 204 778-2227

For LMKAC:  Lockheed Martin Kelly Aircraft Center

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

                       4335 Piedras W.
                       San Antonio, TX 78228
                       Attention: Harold B. Chaitmann
                       Telephone: (210)738 9580
                       Fax: (210)738 0316

     Either party may change its designee by written notice to the other.

8. Both parties agree to promptly notify the other party of the loss of any Proprietary Information; and upon request of the originating party, shall surrender any part of all of the Proprietary Information to the originating party.

9. Proprietary Information shall remain the property of the originating party. Neither this Agreement nor the disclosure of Proprietary Information hereunder shall be construed as granting any right or license under any invention or patent now or hereafter owned or controlled by Either party, nor shall any such disclosure constitute any representation, warranty, assurance, guaranty or inducement with respect to the infringement of any patent or other rights of others. No warranty as to the accuracy or completeness of any Proprietary Information is provided herein.

10. Each party shall bear its own costs and expenses incurred under or in connection with the Agreement. Nothing in this Agreement shall be construed as an obligation by either party to enter into a contract, subcontract or other business relationship with the other party in connection with the Program.

11. The rights and obligations provided by this Agreement shall take precedence over specific legends or statements associated with Proprietary Information when received.

12. This Agreement supercedes any prior proprietary agreements between the parties and shall remain in full force and effect for two the duration of the subcontract and any exercised options, or may be terminated by either party upon thirty (30) calendar days' written notice to the other. Termination of this Agreement shall not relieve either party of an obligation to preserve any Proprietary Information furnished hereunder in confidence for as long as the furnishing party continues to protect its proprietary rights in the data.

13. Upon termination of this Agreement, each party shall cease use of all Proprietary Information furnished hereunder and shall, upon written direction of the originating party, utilize its good faith efforts to return to the originating party or destroy all such Proprietary Information, together with all copies made thereof by the receiving party. Upon request, the receiving party shall send the furnishing party a destruction certificate.

14. Notwithstanding the other provisions of this paragraph, each party may make and retain one copy of such Proprietary Information, but only for archival purposes.

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

15. Each party represents and warrants that no technical data furnished to it by the originating party shall be disclosed to any foreign national, firm, or country, including foreign nationals employed by or associated with the receiving party, nor shall any technical data be exported from the United States without first complying with all requirements of the International Traffic in Arms Regulations and the Export Administration Act, including the requirements for obtaining any export license, if applicable. The receiving party shall first obtain the written consent of the originating party prior to submitting any request for authority to export any such technical data. The receiving party shall indemnify and hold the originating party harmless for all claims, demands, damages, costs, fines, penalties, attorney's fees, and all other expenses arising from the failure of the receiving party to comply with this clause or the International Traffic in Arms Regulations and the Export Administration Act.

16. The validity, interpretation, and effect of this Proprietary Information Agreement shall be governed by the laws of the State of Texas.

17. This is the entire Agreement between the parties concerning the disclosure of Proprietary Information, superceding any prior or contemporaneous written or oral agreements as to the disclosure and protection of Proprietary Information in connection with the Program and may not be amended or modified except by subsequent agreement in writing by duly authorized representatives of the parties.

[ /\ INDICATES THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND THE HIGHLIGHTED INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

     EXHIBIT M-OFFEROR REPRESENTATIONS AND CERTIFICATIONS-COMMERCIAL ITEMS

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12 August 1998                                                           8 Pages

                   PART IV - REPRESENTATIONS AND INSTRUCTIONS
                                    SECTION K
             REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF
                               OFFERORS OR QUOTERS

5352315-9000    REPRESENTATIONS AND CERTIFICATIONS JUL 1997
             (LAW AFMC FAR SUP 5314.201-5(90), and 5315.407(90)(a))

Annually, this AFMC activity provides contractors with a full-text Representations, Certifications, and other Statements of Offerors or Quoters (Section K) package; therefore, when appropriate, only the title, regulation reference number, date, and fill-in-portion (if any) of provisions applicable to this solicitation will be provided. Using the full-text Representations, Certifications, & Other Statements of Offerors or Quoters previously provided, please complete all the provisions included in this solicitation and return with your bid/proposal. Completion of this section represents certification that the responses are current, accurate, and complete as of the date of this bid/proposal. If you have not obtained a copy of the full-text Representations, Certifications, & Other Statements of Offerors or Quoters package, a copy may be obtained from:

Solicitations issued by Central Contracting Divisions
     OC-ALC/PKC
     TINKER AFB, OK 73135-3032 (AC 405-734-5135)

(The full-text Representations, Certifications, and other Statement of Offerors or Quoters (Section K) package can be accessed on the AFMC Contracting Laboratory's Web Site, "FARSite" at "http://farsite.hill.af.mil/" or a paper copy may be obtained from the issuing office.)

K-17H. 52.212-3 OFFEROR REPRESENTATIONS AND CERTIFICATION--
                COMMERCIAL ITEMS                    JAN 1997
                (LAW FAR 12.301(b)(2))

(a) Definitions. As used in this provision:

"Emerging small business" means a small business concern whose size is no greater than 50 percent of the numerical size standard for the standard industrial classification code designated.

"Small business concern" means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR Part 121 and size standards in this solicitation.

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"Small disadvantaged business concern" means a small business concern that--

     (1) Is at least 51 percent unconditionally owned by one or more individuals who are both socially and economically disadvantaged, or a publicly owned business, having at least 51 percent of its stock unconditionally owned by one or more socially and economically disadvantaged individuals, and

     (2) Has its management and daily business controlled by one or more such individuals. This term also means a small business concern that is at least 51 percent unconditionally owned by an economically disadvantaged Indian tribe or Native Hawaiian organization, or a publicly owned business having at least 51 percent of its stock unconditionally owned by one or more of these entities, which has its management and daily business controlled by members of an economically disadvantaged Indian tribe or Native Hawaiian organization and which meets the requirements of 13 CER Part 124.

"Women-owned small business concern" means a small business concern

     (1) Which is at least 51 percent owned by one or more women or, in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women; and

     (2) Whose management and daily business operations are controlled by one or more women.

"Women-owned business concern" means a concern which is at least 51 percent owned by one or more women; or in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women; and whose management and daily business operations are controlled by one or more women.

(b)  Taxpayer identification number (TIN) (26 U.S.C. 6050M).

     (1) Taxpayer Identification Number (TIN)

     [ ] TIN:__________________________

     [ ] TIN has been applied for.

     [X] TIN is not required because:

          [X] Offeror is a nonresident alien, foreign corporation, or foreign partnership that U.S. and does not have an office or place of business or a fiscal paying agent in the U.S.;

          [ ] Offeror is an agency or instrumentality of a foreign Government;

          [ ] Offeror is an agency or instrumentality of a Federal, state, or local Government;

          [ ] Other. State basis.

     (2) Corporate Status.

     [ ] Corporation providing medical and health care services, or engaged in the billing and collecting of payments for such services;

     [X] Other corporate entity;

     [ ] Not a corporate entity:

          [ ] Sole proprietorship

          [ ] Partnership

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\
          [ ] Hospital or extended care facility described in 26 CFR 501(c)(3) that is exempt from taxation under 26 CFR 501(a).

     (3) Common Parent.

          [X]  Offeror is not owned or controlled by a common parent.

          [ ] Name and TIN of common parent:

          Name

          TIN

(c) Offerors must complete the following representations when the resulting contract is to be performed inside the United States, its territories or possessions, Puerto Rico, the Trust Territory of the Pacific Islands, or the District of Columbia. Check all that apply,

     (1) Small business concern. The offeror represents as part of its offer that it [ ] is,

     [X] is not a small business concern.

     (2) Small disadvantaged business concern. The offeror represents that it [ ] is,

     [X] is not a small disadvantaged business concern.

     (3) Women-owned small business concern. The offeror represents that it [ ] is,

     [X] is not a women-owned small business concern.

     Note: Complete paragraphs (c)(4) and (c)(5) only if this solicitation is expected to exceed the simplified acquisition threshold.

     (4) Women-owned business concern. The offeror represents that it [ ] is,

     [X] is not, a women-owned business concern.

     (5) Tie bid priority for labor surplus area concerns. If this is an invitation for bid small business offerors may identify the labor surplus areas in which costs to be incurred on account of manufacturing or production (by offeror or first-tier subcontractor/teaming partners) amount to more than 50 percent of the contract price:

     (6) Small Business Size for the Small Business Competitiveness Demonstration Program and for the Targeted Industry Categories under the Small Business Competitiveness Demonstration Program. Complete only if the offeror has represented itself to be a small business concern under the size standards for this solicitation.

          (i) (Complete only for solicitations indicated in an addendum as being set-aside for emerging small businesses in one of the four designated industry groups (DIGs).) The offeror represents as part of its offer that it [ ] is,

          [X] is not an emerging small business.

          (ii) (Complete only for solicitations indicated in an addendum as being for of one of the targeted industry categories (TICs) or four designated industry groups (DIGs).) Offeror represents as follows:

               (A) Offeror's number of employees for the past 12 months (check the Employees column if size standard stated in the solicitations expressed in terms of number of employees); or

               (B) Offeror's average annual gross revenue for the last 3 fiscal years (check the Average Annual Gross Number of Revenues column if size standard stated in the solicitation is expressed in terms of annual receipts). (Check one of the following): N/A

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
                            Average Annual
Number of Employees         Gross Revenues
-------------------   -------------------------
50 of fewer           $1 million or less
51-100                $1,000,001 - $2 million
101-250               $2,000,001 - $3.5 million
251-500               $3,500,001 - $5 million
501-750               $5,000,001 - $10 million
751-1,000             $10,000,001 - $17 million
Over 1,000            Over $17 million

(d) Certifications and representations required to implement provisions of Executive Order 11246.

     (1) Certification of non-segregated facilities. (Applies only if the contract amount is expected to exceed $10,000)-

     By submission of this offer, the offeror certifies that it does not and will not maintain or provide for its employees, any facilities that are segregated on the basis of race, color, religion, or national origin because of habit, local custom, or otherwise and that it does not and will not permit its employees to perform their services at any location where segregated facilities are maintained. The offeror agrees that a breach of this certification is a violation of the Equal Opportunity clause in the contract.

     (2) Previous Contracts and Compliance. The offeror represents that-

          (i) It [ ] has, [X] has not, participated in a previous contract or subcontract subject either to the Equal Opportunity clause of this solicitation, the clause originally contained in Section 310 of Executive Order 10925, or the clause contained in Section 201 of Executive Order 11114; and

          (ii) It [ ] has, [X] has not, filed all required compliance reports.

     (3) Affirmative Action Compliance. The offeror represents that-

          (i) It [ ] has developed and has on file, [X] has not developed and does not have on file, at each establishment, affirmative action programs required by rules and regulations of the Secretary of Labor (41 CFR Subparts 60-1 and 60-2), or

          (ii) It [X] has not previously had contracts subject to the written affirmative action programs requirement of the rules and regulations of the Secretary of Labor.

(e) Certification Regarding Payments to Influence Federal Transactions (31 U.S.C. 1352). (Applies only if the contract is expected to exceed $100,000.). By submission of its offer, the offeror certifies to the best of its knowledge and belief that no Federal appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress or an employee of a Member of Congress on his or her behalf in connection with the award of any resultant contract.

(f) Buy American Act-Trade Agreements-Balance of Payments Program Certificate. (Applies only if FAR clause 52.225-9, Buy American Act-Trade Agreement -Balance of Payments Program, is included in this solicitation.)

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     (1) The offeror hereby certifies that each end product, except those listed in paragraph (f)(2) of this provision, is a domestic end product (as defined in the clause entitled Buy American Act-Trade Agreements-Balance of Payments Program) and that components of unknown origin have been considered to have been mined, produced, or manufactured outside the United States, a designated country, a North American Free Trade Agreement (NAFTA) country, or a Caribbean Basin country, as defined in section 25.401 of the Federal Acquisition Regulation.

     (2) Excluded End Products:

LINE ITEM NO.       COUNTRY OF ORIGIN

N/A                 _________________
_________________   _________________
         (List as necessary)

     (3) Offers will be evaluated by giving certain preferences to domestic end products, designated country end products, NAFTA country end products, and Caribbean Basin country end products over other end products. In order to obtain these preferences in the evaluation of each excluded end product listed in paragraph (f)(2) of this provision, offerors must identify and certify below those excluded end products that are designated or NAFTA country end products, or Caribbean Basin country end products. Products that are not identified and certified below will not be deemed designated country end products, NAFTA country end products, or Caribbean Basin country end products. Offerors must certify by inserting the applicable line item numbers in the following:

          (i) The offeror certifies that the following supplies qualify as "designated or NAFTA country end products" as those terms are defined in the clause entitled "Buy American Act-Trade Agreements-Balance of Payments Program:"
          N/A___________________________________
          ______________________________________
          ______________________________________
                (Insert line item numbers)

          (ii) The offeror certifies that the following supplies qualify as "Caribbean Basin country end products" as that term is defined in the clause entitled "Buy American Act-Trade Agreements-Balance of Payments Program:

          N/A___________________________________
          ______________________________________
          ______________________________________
                (Insert line item numbers)

     (4) Offers will be evaluated in accordance with FAR Part 25.

(g)(1) Buy American Act-North American Free Trade Agreements Implementation Act-Balance of Payments Program. (Applies only if FAR clause 52.225-21, Buy American Act-

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North American Free Trade Agreements Implementation Act-Balance of Payments
Program, is included in this solicitation.)

          (i) The offeror certifies that each end product being offered, except those listed in paragraph (g)(1)(ii) of this provision, is a domestic end product (as defined in the clause entitled "Buy American Act-North American Free Trade Agreement Implementation Act-Balance of Payments Program," and that components of unknown origin have been considered to have been mined, produced, or manufactured outside the United States.

          (ii) Excluded End Products:

     LINE ITEM NO.        COUNTRY OF ORIGIN
     N/A___________________________________
     ______________________________________
              (List as necessary)

          (iii) Offers will be evaluated by giving certain preferences to domestic end products or NAFTA country end products over other end products. In order to obtain these preferences in the evaluation of each excluded end product listed in paragraph (g)(1)(ii) of this provision, offerors must identify and certify below those excluded end products that are NAFTA country end products. Products that are not identified below will not be deemed NAFTA country end products. The offeror certifies that the following supplies qualify as "NAFTA country end products" as that term is defined in the clause entitled "Buy American Act-North American Free Trade Agreement Implementation Act-Balance of Payments Program"

          N/A_____________________________
          ________________________________
          ________________________________
             (Insert line item numbers)

          (iv) Offers will be evaluated in accordance with Part 25 of the Federal Acquisition Regulation. In addition, if this solicitation is for supplies for use outside the United States, and evaluation factor of 50 percent will be applied to offers of end products that are not domestic or NAFTA end products.

(2) Alternate I. If Alternate I to the clause at 52.225-21 is included in this solicitation, substitute the following paragraph (g)(1)(iii) of this provision:

(g)(1)(iii) Offers will be evaluated by giving certain preferences to domestic end products or Canadian end products over other end products. In order to obtain these preferences in the evaluation of each excluded end product listed in paragraph (b) of this provision, offerors must identify and certify below those excluded end products that are Canadian end products. Products that are not identified and certified below will not be deemed Canadian end products.

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The offeror certifies that the following supplies qualify as "Canadian end products" as that term is defined in the clause entitled "Buy American Act-North American Free Trade Agreement Implementation Act-Balance of Payments Program":

                    N/A

                         (Insert line item numbers)

(h) Certification Regarding Debarment, Suspension or Ineligibi1ity for Award (Executive Order 12549). The offeror certifies, to the best of its knowledge and belief, that-

     (1) The offeror and/or any of its principals [ ] are, [X] are not presently debarred, suspended, proposed for debarment, or declared ineligible for the award of contracts by any Federal agency, and

     (2)[ ] Have, [X] have not, within a three-year period preceding this offer, been convicted of or had a civil judgment rendered against them for commission of fraud or a criminal offense in connection with obtaining, attempting to obtain, or performing a Federal, state or local Government contract or subcontract; violation of Federal or state antitrust statutes relating to the submission of offers; or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, tax evasion, or receiving stolen property; and

     [ ] are, [X] are not presently indicted for, or otherwise criminally or civilly charged by a Government entity with, commission of any of these offenses.

                 K-233 252.212-7000 OFFEROR REPRESENTATIONS AND
                    CERTIFICATIONS COMMERCIAL ITEMS. NOV 1995
                           (IAW DFARS 212.30l(f)(ii))

(a) Definitions.

As used in this clause--
(1) Foreign person means any person other than a United States person as defined in Section 16(2) of the Export Administration Act of 1979 (50 U.S.C. App. Sec.
2415).

(2) United States person is defined in Section 16(2) of the Export Administration Act of 1979 and means any United States resident or national (other than an individual resident outside the United States and employed by other than a United States person), any domestic concern (including any permanent domestic establishment of any foreign concern), and any foreign subsidiary or affiliate (including any permanent foreign establishment) of any domestic concern, which is controlled in fact by such domestic concern, as determined under regulations of the President

(b) Certification.

By submitting this offer, the Offeror, if a foreign person, company or entity, certifies that it--

     (1) Does not comply with the Secondary Arab Boycott of Israel; and

     (2) Is not taking or knowingly agreeing to take any action, with respect to the Secondary Boycott of Israel by Arab countries, which 50 U.S.C. App. Sec. 2407(a) prohibits a United States person from taking.

(c) Representation of Extent of Transportation by Sea. (This representation does not apply to solicitations for the direct purchase of ocean transportation services).

     (1) The Offeror shall indicate by checking the appropriate blank in paragraph(c)(2) of this provision whether transportation of supplies by sea is anticipated under the resultant contract. The term "supplies" is defined in the Transportation of Supplies by Sea clause of this solicitation.

     (2) Representation.
     The Offeror represents that it--

     [ ] Does anticipate that supplies will be transported by sea in the performance of any contract or subcontract resulting from this solicitation.

     [X] Does not anticipate that supplies will be transported by sea in the performance of any contract or subcontract resulting from this solicitation.

     (3) Any contract resulting from this solicitation will include the Transportation of Supplies by Sea clause. If the Offeror represents that it will not use ocean transportation, the resulting contract will also include the Defense Federal Acquisition Regulation Supplement clause at 252.247-7024; Notification of Transportation of Supplies by Sea.

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SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

                      EXHIBIT N-BENEFIT PLAN COSTS FOR PBA

                                 1998     1999     2000     2001     2002     2003     2004     2005
                               Cost/hr  Cost/hr  Cost/hr  Cost/hr  Cost/hr  Cost/hr  Cost/hr  Cost/hr
                               -------  -------  -------  -------  -------  -------  -------  -------
Composite Medical Cost

Delta Dental-Comprehensive
Plus Plan

Vision Service Plan (VSP)-
Vision 24 Plan

Basic Group Life Insurance                                [/\]
Plan

Short Term Disability

Employee Recognition/Tuition
Reimbursement

GRAND TOTAL-Employee Benefits

                                 2006     2007     2008     2009     2010     2011     2012
                               Cost/hr  Cost/hr  Cost/hr  Cost/hr  Cost/hr  Cost/hr  Cost/hr
                               -------  -------  -------  -------  -------  -------  -------
Composite Medical Cost

Delta Dental-Comprehensive
Plus Plan

Vision Service Plan (VSP)-
Vision 24 Plan

Basic Group Life Insurance                                     [/\]
Plan

Short Term Disability

Employee Recognition/Tuition
Reimbursement

GRAND TOTAL-Employee Benefits

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SUBCONTRACT                                                    23 September 1998
NO LMKAC 98-0001

                                 SIGNATURE PAGE

This constitutes the complete understanding and agreement between the parties and IN WITNESS WHEREOF, the parties have caused this subcontract to be executed as the day and year first above written:

STANDARD AERO SAN ANTONIO, INC.         LOCKHEED MARTIN KELLY AIRCRAFT CENTER
("Seller")                              ("Buyer")


By: /s/ Paul Soubry                     By: /s/ Cornelius McElveen
    ---------------------------------       ------------------------------------
    Paul Soubry Jr.                         Cornelius McElveen
Title: EVP Marketing and Business       Title: Assistant Secretary
       Development


By: /s/ David W. Shaw                   By: /s/ Geary W. Wallace
    ---------------------------------       ------------------------------------
    David W. Shaw                           Geary W. Wallace
Title: President                        Title: Vice President and General
                                               Manager


                                 Page 81 of 81